                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         MORTGAGE AND REALTY TRUST
                (Name of Registrant as Specified in Its Charter)

                         MORTGAGE AND REALTY TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                           DISCLOSURE STATEMENT AND

                   PROXY STATEMENT FOR THE SOLICITATION
            OF VOTES FOR THE PREPACKAGED PLAN OF REORGANIZATION OF

                           MORTGAGE AND REALTY TRUST

  Mortgage and Realty Trust, a Maryland real estate investment trust (the "Company"), upon the terms and subject to the conditions set forth in this Disclosure Statement and Proxy Statement for the Solicitation of Votes for the Prepackaged Plan of Reorganization of Mortgage and Realty Trust (this "Disclosure Statement") and the accompanying forms of Ballot (the "Ballot") and/or Master Ballot (the "Master Ballot"), hereby solicits (the "Plan Solicitation" or "Solicitation") from each holder of Outstanding Notes, Outstanding Common Shares, Other Secured Claims and Unsecured Claims (as each such term is hereinafter defined) (collectively, the "Holders") as of the close of business on July 7, 1995 (the "Record Date"), acceptance of a prepackaged plan of reorganization (the "Prepackaged Plan") under chapter 11 of title 11 of the United States Code, as amended (the "Bankruptcy Code").

  Consummation of the Prepackaged Plan will result in the restructuring described in this Disclosure Statement (the "Restructuring"). The Prepackaged Plan provides, among other things, that holders of the Company's debt securities as of the date the Prepackaged Plan becomes effective (the "Effective Date") shall receive the following securities, after giving effect to a one for 33.33 reverse stock split (the "Reverse Stock Split") of the Company's Common Shares, par value $1.00 per share (the "Common Shares"):

 FOR EACH $1,000 PRINCIPAL AMOUNT OF: THE HOLDER WILL RECEIVE:
 ------------------------------------ ------------------------
 Senior Secured Uncertificated Notes  (a) $379.31 in principal amount of new
 due 1995 (the "Outstanding Notes")   11-1/8% Senior Secured Notes due 2002
                                      (the "New Senior Notes") (an aggregate of
                                      $110,000,000 principal amount), (b) a pro
                                      rata portion of an aggregate of at least
                                      $50,000,000 less any amounts paid between
                                      March 1, 1995 and the date on which the
                                      Company files its voluntary petition for
                                      relief commencing the Bankruptcy Case (as
                                      hereinafter defined) (the "Petition
                                      Date") pursuant to the Agreement of
                                      Understanding (as hereinafter defined)
                                      (plus such additional amount, if any,
                                      based upon cash available in excess of
                                      the Initial Cash Reserve Fund (as
                                      hereinafter defined)) and (c) 37.55
                                      Common Shares (the "New Common Shares").
                                      The due, punctual and full payment of the
                                      principal of and interest on the New
                                      Senior Notes will be jointly, severally
                                      and unconditionally guaranteed by the
                                      Subsidiaries (as defined under the New
                                      Senior Note Indenture) of the Company.

  Under the Prepackaged Plan, holders of the Company's currently outstanding Common Shares (the "Outstanding Common Shares") will retain their existing Common Shares, subject to the Reverse Stock Split and the issuance of the New Common Shares to holders of Outstanding Notes as described above. However, the total equity ownership in the Company of existing holders of Outstanding Common Shares will be reduced from 100% to 3% under the Prepackaged Plan. IF THE CLASS OF HOLDERS OF OUTSTANDING COMMON SHARES DOES NOT VOTE TO ACCEPT THE PREPACKAGED PLAN, THE PREPACKAGED PLAN PROVIDES FOR A "CRAMDOWN" UNDER WHICH ALL OUTSTANDING COMMON SHARES WILL BE CANCELLED AND HOLDERS OF OUTSTANDING COMMON SHARES WILL NOT RECEIVE OR RETAIN ANYTHING. If the "cramdown" is effected, the New Common Shares distributed to holders of Outstanding Notes will represent 99.5% of the Company's outstanding equity securities after the Restructuring and the remaining 0.5% will be distributed to charities designated by the Principal Holders (as hereinafter defined).

  THE PLAN SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
                   , 1995, UNLESS EXTENDED (THE "EXPIRATION DATE").

                               ---------------

 This Disclosure Statement is first being mailed to Record Holders on       ,
                                  1995.

                             (cover page continued on the following pages)

  (cover page continued)

  The Prepackaged Plan also provides that (a) holders of Other Secured Claims (as defined below) will (at the option of the Company and with the consent of the Principal Holders (as hereinafter defined)) (i) be paid in full, in cash, on the Effective Date (or as soon as practicable after the date on which any such claim is allowed if the date of allowance is later than the Effective
Date), (ii) be paid upon such other less favorable terms as may be mutually agreed upon by the Company and the holder of such claim, or (iii) be reinstated and paid or performed by the Company in accordance with section 1124 of the Bankruptcy Code, or the legal, equitable and contractual rights to which such claim entitles the holder of such claim shall be left unaltered, and (b) holders of Unsecured Claims (as defined below) will receive cash equal to the amount of such claim unless the holder of such claim agrees to a less favorable treatment, as described in this Disclosure Statement. "Other Secured Claims" means any Claim (as hereinafter defined) against the Company, other than a Claim of a holder of Outstanding Notes, or a Class 2 Expense Claim (as hereinafter defined), of a creditor secured by a lien on property of the Company, to the extent of the value, as determined by the Bankruptcy Court (as hereinafter defined) pursuant to section 506(a) of the Bankruptcy Code of such creditor's interest in such property of the Company. "Unsecured Claim" means any Claim against the Company, that is not an Administrative Claim (as hereinafter defined), a Priority Claim (as hereinafter defined), a Claim under or evidenced by the Outstanding Notes, the Outstanding Note Indenture (as hereinafter defined), the Outstanding Collateral Agreement (as hereinafter defined) or the Prior Plan (as hereinafter defined), any Other Secured Claim, or a Claim based upon the Outstanding Common Shares or Outstanding Stock Rights (as hereinafter defined).

  The Outstanding Notes and the Outstanding Common Shares are referred to herein collectively as the "Outstanding Securities." The New Senior Notes and the New Common Shares are referred to herein collectively as the "New Securities."

  It is important that Holders read and carefully consider the matters described in this Disclosure Statement and respond promptly to the Plan Solicitation. Currently, the Company's capital structure is highly leveraged, and the Company is unable to meet its substantial debt service requirements. The Company is undertaking the Restructuring in order to adjust its capital structure to reflect its present projected prospects. By March 31, 1995, the Company had defaulted in the payment of $152.6 million in principal and $51.3 million of interest due in respect of the Outstanding Notes. As a result of the Company's financial condition and the current condition of the United States real estate markets, the Company will be unable to meet its debt service requirements and make scheduled payments in the absence of the Restructuring. Consequently, there can be no assurance that the Outstanding Note Trustee and the Outstanding Collateral Agent (as each such term is hereinafter defined) will not take remedial or enforcement action with respect to the Company's bank accounts or other properties, including acceleration of the Outstanding Notes and foreclosure. See "The Prepackaged Plan--Background of the Restructuring." Therefore, with or without the requisite acceptances of the Prepackaged Plan, it will be necessary for the Company to file for protection under chapter 11 of the Bankruptcy Code ("Chapter 11").

  According to special purpose valuation reports prepared by Kenneth Leventhal & Company ("Kenneth Leventhal"), as of March 31, 1995, the range of enterprise going concern value is $265 million to $285 million and the range of liquidation value is $220 million to $260 million. As of May 31, 1995, the Company had $290 million in Outstanding Notes plus accrued interest of $32.9 million net of the April 11, 1995 payment of $25.0 million. Consequently, if the Prepackaged Plan is not consummated, holders of claims against the Company, whether or not asserted or allowed, as defined in section 101(5) of the Bankruptcy Code ("Claims") may not receive cash or securities of the same value and having as favorable terms as under the Prepackaged Plan and holders of Outstanding Common Shares may not receive or retain anything in the event of a foreclosure, nonconsensual bankruptcy or liquidation. THE COMPANY RECOMMENDS THAT ALL HOLDERS VOTE IN FAVOR OF THE PREPACKAGED PLAN. For a discussion of certain important factors that should be considered in connection with the Restructuring, see "Special Factors and Certain Considerations."

  For the Prepackaged Plan to be confirmed (without the use of "cramdown" procedures as to classes of Holders entitled to vote on the Prepackaged Plan), the Company must receive acceptances ("Plan Acceptances") from the Holders of
(i) Claims constituting at least two-thirds in dollar amount and more than one-half in number of the allowed Claims in each impaired class of Claims that have actually voted on the Prepackaged Plan, and (ii) equity

(cover page continued)

interests constituting at least two-thirds in amount of the allowed equity interests in each impaired class of equity interests that have actually voted on the Prepackaged Plan (the "Requisite Plan Acceptances"). ONLY VOTES ACTUALLY CAST WILL BE COUNTED IN DETERMINING WHETHER THE REQUISITE PLAN ACCEPTANCES FROM EACH VOTING CLASS HAVE BEEN OBTAINED. IF THE COMPANY RECEIVES THE REQUISITE PLAN ACCEPTANCES FROM THE HOLDERS OF OUTSTANDING NOTES BUT HOLDERS OF OUTSTANDING COMMON SHARES OR OTHER IMPAIRED CLAIMS REJECT THE PREPACKAGED PLAN, THE COMPANY WILL SEEK CONFIRMATION OF THE PREPACKAGED PLAN PURSUANT TO SECTION 1129(b) OF THE BANKRUPTCY CODE, PURSUANT TO "CRAMDOWN" PROCEDURES. IF THE COMPANY DOES NOT RECEIVE THE REQUISITE PLAN ACCEPTANCES FROM THE CLASS OF HOLDERS OF OUTSTANDING COMMON SHARES, THE PREPACKAGED PLAN PROVIDES THAT ALL OUTSTANDING COMMON SHARES WILL BE CANCELLED AND HOLDERS OF OUTSTANDING COMMON SHARES WILL NOT RECEIVE OR RETAIN ANYTHING. If the Company must invoke "cramdown" procedures, the Company may propose alternatives to the terms proposed in the Prepackaged Plan. For a discussion of "cramdown" procedures and the effects thereof, see "The Prepackaged Plan--Confirmation of the Prepackaged Plan--Nonconsensual Confirmation." Unless otherwise stated or otherwise indicated by context, the discussion contained in this Disclosure Statement assumes that the Prepackaged Plan will be confirmed with the approval of the holders of Outstanding Common Shares and that, consequently, holders of Outstanding Common Shares will retain their interests as provided in the Prepackaged Plan.

  If the Requisite Plan Acceptances are received from the holders of Outstanding Notes, the Company will commence a case (the "Reorganization Case" or "Bankruptcy Case") under Chapter 11 and use the Plan Acceptances received to obtain confirmation of the Prepackaged Plan. On the Effective Date, the Outstanding Notes will be exchanged for the consideration set forth above, and the Amended and Restated Declaration of Trust of the Company (the "Amended and Restated Declaration of Trust"), including the Reverse Stock Split, will be effected, each on the terms set forth in the Prepackaged Plan. After giving effect to the Reverse Stock Split and the distributions of New Common Shares under the Prepackaged Plan, there would be approximately 11,227,000 Common Shares outstanding, of which the Outstanding Common Shares held by existing shareholders would represent approximately 3% of the total number of outstanding Common Shares.

  The Prepackaged Plan also includes provisions relating to (i) the initial composition of the board of trustees of the Company (the "Board of Trustees"),
(ii) certain registration rights granted in favor of certain holders of New Senior Notes and New Common Shares and (iii) release of certain claims by the Company and Holders. See "The Prepackaged Plan."

  The Company will not hold a meeting to vote on the Prepackaged Plan. Rather, the Company is soliciting acceptances of the Prepackaged Plan by means of Ballots and Master Ballots. Any Holder who wishes to vote with respect to the Prepackaged Plan should complete, sign and return the applicable Ballot or Master Ballot in accordance with the instructions set forth in this Disclosure Statement.

  IF THE PREPACKAGED PLAN IS CONFIRMED BY THE BANKRUPTCY COURT (AS HEREINAFTER DEFINED), ALL HOLDERS (INCLUDING THOSE WHO ABSTAIN OR VOTE TO REJECT THE PREPACKAGED PLAN) OF CLAIMS AGAINST AND EQUITY INTERESTS IN THE COMPANY WILL BE BOUND BY THE PREPACKAGED PLAN AND THE TRANSACTIONS CONTEMPLATED THEREBY.

  The Company reserves the right to amend, modify or supplement the Prepackaged Plan, subject to the conditions in the Prepackaged Plan, prior to its effectiveness. The Company also reserves the right to cancel the Solicitation at any time prior to the Expiration Date and revoke the Prepackaged Plan, subject to the conditions contained in the Prepackaged Plan. The Company will give the Record Holders (as hereinafter defined) notice of any amendments, modifications or supplements as may be required by applicable law. See "The Plan Solicitation; Voting Procedures--Expiration Date; Extension; Amendments" and "The Prepackaged Plan--Modification of the Prepackaged Plan."

  No appraisal rights are available to holders of Outstanding Common Shares in connection with the Prepackaged Plan.

(cover page continued)

                               ----------------

  ALL HOLDERS SHOULD READ AND CAREFULLY CONSIDER THIS DISCLOSURE STATEMENT PRIOR TO RESPONDING TO THE PLAN SOLICITATION AND THE OTHER MATTERS ADDRESSED HEREIN, INCLUDING, WITHOUT LIMITATION, ALL OF THE FACTORS SET FORTH UNDER THE HEADING "SPECIAL FACTORS AND CERTAIN CONSIDERATIONS." Holders should not construe the contents of this Disclosure Statement as providing any legal, business, financial or tax advice. Each Holder should, therefore, consult with its own legal, business, financial and tax advisors on any matters concerning the contents of this Disclosure Statement and the transactions contemplated hereby.

  THE BOARD OF TRUSTEES HAS VOTED UNANIMOUSLY TO APPROVE THE RESTRUCTURING, HAS DETERMINED THAT THE RESTRUCTURING IS FAIR TO THE UNAFFILIATED HOLDERS OF THE COMPANY'S OUTSTANDING SECURITIES AND OTHER CLAIMS AND INTERESTS, AND RECOMMENDS THAT ALL HOLDERS, INCLUDING HOLDERS OF OUTSTANDING COMMON SHARES, VOTE IN FAVOR OF THE PREPACKAGED PLAN.

                               ----------------

  The Outstanding Common Shares are listed for trading on the New York Stock Exchange (the "NYSE") and the Pacific Stock Exchange (the "PSE") under the symbol "MRT." On June 2, 1995, the last reported sale price of the Outstanding Common Shares on the NYSE was $.25 per share. See "Market and Trading Information."

  The Outstanding Notes are not listed on any national or regional exchange. The Outstanding Notes trade on a limited basis in the over-the-counter market. Prior to the Plan Solicitation, there has been no established trading market for the New Senior Notes. The Company does not contemplate that the New Senior Notes will be listed on a national or regional securities exchange, and there can be no assurance that the New Senior Notes will be eligible for listing or listed on any national or regional exchange in the future. Consequently, there can be no assurance concerning the prices at which the New Senior Notes will trade or whether a market will exist for the trading thereof.

  To the extent that the Solicitation is deemed to result in offers of new securities that are not exempted by section 1145(a) of the Bankruptcy Code, they are being made by the Company in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), afforded by Section 4(2) or Section 3(a)(9) thereof. The Company will not pay any commission or other remuneration to any broker, dealer, salesman or other person for soliciting acceptances of the Prepackaged Plan. Regular employees of the Company, who will not receive additional compensation therefor, may solicit acceptances. The Company has made no arrangements for and has no understandings with any broker, dealer, salesman or other person regarding the Plan Solicitation.

                               ----------------

  NEITHER THE NEW SECURITIES OFFERED HEREBY NOR THE PREPACKAGED PLAN HAS BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DISCLOSURE STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. BECAUSE NO BANKRUPTCY CASE HAS YET BEEN FILED, THIS DISCLOSURE STATEMENT HAS NOT BEEN APPROVED BY ANY BANKRUPTCY COURT WITH RESPECT TO THE ADEQUACY OF INFORMATION OR ANY OTHER MATTER. HOWEVER, IF A CASE IS SUBSEQUENTLY COMMENCED, THE COMPANY WILL SEEK BANKRUPTCY COURT APPROVAL OF THIS DISCLOSURE STATEMENT AS PART OF THE ORDER CONFIRMING THE PREPACKAGED PLAN.

(cover page continued)

                    SOLICITATION AGENT AND INFORMATION AGENT

  The Company, or its designee, will act as solicitation agent for the Solicitation (the "Solicitation Agent"). All correspondence in connection with the Plan Solicitation, the Ballots and the Master Ballots should be addressed to the Company at 8380 Old York Road, Suite 300, Elkins Park, Pennsylvania 19027-1590, attention: Daniel F. Hennessey (telephone: (215) 881-1525).

  The Company, or its designee, will act as information agent in connection with the Solicitation (the "Information Agent"). Questions and requests for assistance may be directed to the Company at 8380 Old York Road, Suite 300, Elkins Park, Pennsylvania 19027-1590, attention: Daniel F. Hennessey (telephone: (215) 881-1525).

                             AVAILABLE INFORMATION

  The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). In addition, the Company has filed with the Commission an application on Form T-3 for qualification under the Trust Indenture Act of 1939, as amended, of the indenture governing the New Senior Notes. Such application contains certain information and exhibits not contained in the Disclosure Statement. Such application, reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission located in the New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048 and the Chicago Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can also be obtained at prescribed rates from the Public Reference Section of the Commission at Room 1024, 450 Fifth Street N.W., Washington, D.C. 20549. In addition, such reports, proxy statements and other information can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005, or at the offices of the Pacific Stock Exchange, 233 South Beaudry Avenue, Los Angeles, California 90017, on which the Company's Common Shares are listed.

  The Company has not included all of the exhibits to the Prepackaged Plan in this Disclosure Statement. Such exhibits may be inspected at the offices of the Company. If you desire to review or obtain a copy of any exhibit to the Prepackaged Plan not included in the Disclosure Statement, you should contact Daniel F. Hennessey, Treasurer of the Company, 8380 Old York Road, Suite 300, Elkins Park, Pennsylvania 19027-1590. The Company's telephone number is (215) 881-1525.

  No person has been authorized to give any information or to make any representation not contained in this Disclosure Statement in connection with the Plan Solicitation and, if given or made, such information or representation must not be relied upon as having been authorized by the Company or any other person. The Plan Solicitation is not being made to, nor will the Company accept votes or tenders from, Holders in any jurisdiction in which the Solicitation would not be in compliance with the securities or blue sky laws of such jurisdiction. This Disclosure Statement does not constitute an offer to sell or a solicitation of any offer to purchase any securities to any person in any jurisdiction in which such offer or solicitation is unlawful. Neither the delivery of this Disclosure Statement nor any exchange made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Company and its subsidiaries since the respective dates as of which information is given herein.

                               TABLE OF CONTENTS

SUMMARY.....................................................................   1
 The Company................................................................   1
 Background of the Restructuring............................................   1
 Purposes of the Restructuring..............................................   5
 Effects of the Prepackaged Plan............................................   6
 Recommendation of the Board of Trustees....................................   8
 Special Purpose Valuation Reports of Kenneth Leventhal ....................  10
 The Plan Solicitation......................................................  11
 Special Factors and Certain Considerations.................................  13
 Summary Projected Financial Information....................................  15
 Summary Pro Forma Financial Information....................................  17
 Summary Historical Financial Information...................................  18
 Certain Federal Income Tax Consequences....................................  19
SPECIAL FACTORS AND CERTAIN CONSIDERATIONS..................................  20
 Financial Condition of the Company;
  Liquidity.................................................................  20
 Continuing Leverage........................................................  20
 Foreclosure and Bankruptcy Alternatives....................................  20
 Possible Further Decline of Real Estate Markets............................  21
 Disruption of the Company's Business.......................................  22
 Considerations Relating to the Prepackaged Plan............................  22
 Certain Bankruptcy Considerations if the Prepackaged Plan is Not Confirmed
   and the Restructuring is Not Otherwise Consummated.......................  23
 Certain Consequences to Non-Voting Holders of Common Shares................  24
 Material Dilution of Common Equity.........................................  24
 Risks Relating to the Projections..........................................  24
 Restricted Payments........................................................  24
 Absence of Public Market...................................................  25
 Releases...................................................................  25
 Federal Income Tax Considerations..........................................  26
THE PREPACKAGED PLAN........................................................  27
 Background of the Restructuring............................................  27
 Recommendation of the Board of Trustees....................................  38
 Special Purpose Valuation Reports of Kenneth Leventhal.....................  39
 Reports of Houlihan Lokey as Financial Advisor to the Company..............  41
 Brief Explanation of Chapter 11 Reorganization.............................  44
 Classification and Treatment of Claims and
   Interests................................................................  45
 Summary of Other Provisions of the
   Prepackaged Plan.........................................................  49
 Means For Implementation of the
   Prepackaged Plan.........................................................  52
 Modification of the Prepackaged Plan.......................................  56
 Revocation of the Prepackaged Plan.........................................  56
 Confirmation of the Prepackaged Plan.......................................  56
 Effects of Prepackaged Plan Confirmation...................................  63
 Alternatives to Confirmation and Consummation of the Prepackaged Plan......  64
 Insider and Affiliate Claims...............................................  65
 Applicability of Federal And Other
   Securities Laws To Resales of New
   Common Shares and New Senior Notes.......................................  65
THE PLAN SOLICITATION; VOTING PROCEDURES....................................  67
 General....................................................................  67
 Voting Record Date.........................................................  68
 Required Votes.............................................................  68
 How to Vote................................................................  69
 Agreements Upon Furnishing Ballots Accepting the Restructuring.............  70
 Waivers of Defects, Irregularities, Etc....................................  70
 Expiration Date; Extension; Amendments.....................................  71
 Revocation Rights..........................................................  71
 Solicitation Agent.........................................................  72
 Information Agent..........................................................  72
 Other Matters..............................................................  72
FINANCIAL PROJECTIONS.......................................................  73
ACCOUNTING TREATMENT........................................................  79
PRO FORMA FINANCIAL INFORMATION.............................................  79
SELECTED FINANCIAL DATA.....................................................  86
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
 OPERATIONS.................................................................  87
 Liquidity and Capital Resources............................................  87
 Results of Operations......................................................  88
BUSINESS....................................................................  92
 General....................................................................  92
 Investments................................................................  93
 Allowance for Losses.......................................................  96
 Properties.................................................................  97
 Legal Proceedings..........................................................  97
MANAGEMENT..................................................................  98
 Executive Compensation.....................................................  99
 Executive Compensation Tables..............................................  99
 Aggregated Option/SAR Exercises in Last Fiscal Year and Year-End Values.... 100

 Pension Plans.............................................................. 100
 Trustee Compensation....................................................... 101
 Savings Incentive Plan..................................................... 101
 Employee Retention Plan.................................................... 102
 Compensation Committee Interlocks and Insider Participation................ 103
 Termination of Employment and Change-In-Control Arrangements............... 103
 Indemnification............................................................ 103
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............. 104
 Current Holders............................................................ 104
 Certain Holders After Restructuring........................................ 105
MARKET AND TRADING INFORMATION.............................................. 106
 Common Shares.............................................................. 106
 Outstanding Notes.......................................................... 107
DESCRIPTION OF NEW SENIOR NOTES............................................. 108
 General.................................................................... 108
 Optional Redemption........................................................ 108
 Mandatory Redemption....................................................... 108
 Notice and Selection....................................................... 108
 Guarantee.................................................................. 109
 Asset Sale Proceeds........................................................ 109
 Change of Control.......................................................... 111
 Certain Covenants of the Company........................................... 112
 Collateral and Security.................................................... 113
 Amendment, Supplement and Waiver........................................... 114
 Events of Default.......................................................... 115
 Successor Company.......................................................... 116
 Defeasance................................................................. 116
 The New Indenture Trustee and New
  Collateral Agent.......................................................... 118
 Certain Definitions........................................................ 118
DESCRIPTION OF CAPITAL STOCK................................................ 123
DESCRIPTION OF OUTSTANDING NOTES............................................ 127
 General.................................................................... 127
 Denomination and Modification.............................................. 127
 Payments................................................................... 127
 Certain Covenants of the Company........................................... 129
 Redemption................................................................. 131
 Security................................................................... 131
 Amendment, Supplement and Waiver........................................... 132
 Events of Default.......................................................... 132
 Merger; Sale of Assets; Permitted Financings............................... 133
 Restrictions on Transfer................................................... 134
 Satisfaction and Discharge................................................. 134
 The Outstanding Note Trustee and Collateral Agent.........................  135
 Certain Definitions.......................................................  135
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  139
 Tax Consequences to Creditors.............................................  139
 Recapture of Gain on Subsequent Sale of New Common Shares.................  141
 Tax Treatment of Holders of Outstanding Common Shares.....................  142
 Tax Consequences of Holding New Senior Notes..............................  142
 Tax Consequences of Holding New Common Shares.............................  142
 REIT Status and Taxation of Company Under the Prepackaged Plan............  142
 Additional Tax Consequences to the Company from the Prepackaged Plan......  147
FINANCIAL ADVISOR..........................................................  151
FEES AND EXPENSES..........................................................  151
ADDITIONAL INFORMATION CONCERNING THE COMPANY..............................  152
PREPACKAGED PLAN OF REORGANIZATION.......................................ANNEX A
*AMENDED AND RESTATED DECLARATION OF TRUST...............................ANNEX B
SPECIAL PURPOSE VALUATION REPORT OF KENNETH LEVENTHAL & COMPANY:
 RANGE OF GOING CONCERN VALUES...........................................ANNEX C
SPECIAL PURPOSE VALUATION REPORT OF KENNETH LEVENTHAL & COMPANY:
 RANGE OF LIQUIDATION VALUES.............................................ANNEX D
ALSO ACCOMPANYING THIS DISCLOSURE STATEMENT:
The Company's Annual Report on Form 10-K for the Year Ended September 30, 1994
The Company's Quarterly Report on Form 10-Q for the Quarter Ended March 31, 1995

*To be filed by amendment

                          INDEX OF DEFINED TERMS

                                                                          PAGE
                                                                        --------
1991 Plan..............................................................        1
1992 Modifications.....................................................       27
1992 Restructuring.....................................................        1
1993 Agreement in Principle............................................        3
Additional Payment Date................................................      128
Adjusted Prime Rate....................................................      135
Adjusted Rate..........................................................       28
Administrative Claims..................................................       46
Affiliate.............................................................. 118, 135
Agreement of Understanding.............................................        5
Allowed Claim..........................................................        7
Allowed Interests......................................................       46
Amended and Restated Declaration of Trust..............................      iii
AMT....................................................................      150
AMTI...................................................................      150
April 1994 Proposal....................................................        4
Asset Sale............................................................. 118, 135
Asset Sale Account.....................................................      118
Asset Sale Offer.......................................................      109
Asset Sale Proceeds.................................................... 118, 135
Assignments of Leases..................................................      118
August Term Sheet......................................................        3
Available Cash......................................................... 119, 135
Ballot.................................................................        i
Bank of America........................................................        7
Bankruptcy Case........................................................      iii
Bankruptcy Code........................................................        i
Bankruptcy Court.......................................................        1
Bankruptcy Rules.......................................................       12
Beneficial Attribution Rules...........................................      123
Best Interests Test....................................................       23
Board of Trustees......................................................      iii
Business Day...........................................................      119
Capital Base...........................................................      136
Capital Expenditures...................................................      119
Cash Equivalents....................................................... 119, 136
Change of Control......................................................      119
Change of Control Offer................................................      111
Change of Control Payment..............................................      111
Change of Control Payment Date.........................................      111
Chapter 7..............................................................        6
Chapter 11.............................................................       ii
Claims.................................................................       ii
Class 2 Expense Claims.................................................       48
Class 3 Creditor Obligations...........................................      102
COD....................................................................       26
Code...................................................................        1
Collateral............................................................. 119, 136
Collateral Assignment of Leases........................................      119
Collateral Assignments of Mortgages....................................      120
Commission.............................................................        v
Common Shares..........................................................        i
Company................................................................        i
Completion Fee.........................................................       42
Completion Fee Balance.................................................       42
Confirmation Date......................................................       12
Confirmation Order.....................................................       50
Consolidated Net Worth.................................................      120
Constructive Ownership Limit...........................................      124

                                                                          PAGE
                                                                        --------
Constructive Ownership Rules...........................................      123
Contingent Obligation.................................................. 120, 136
Contractual Obligation.................................................      136
Creditor Obligation....................................................      127
Creditor Releasees.....................................................       11
Creditor/Shareholder Release...........................................       51
Creditors' Committee...................................................        1
Creditors' Committee Advisors..........................................        2
Debtor in Possession...................................................       56
Debtor Release.........................................................       51
Debtor Releasees.......................................................       11
Declaration of Trust...................................................       24
Default................................................................      120
Defaulted Interest.....................................................      128
Defeasance.............................................................      117
Deferred Payment.......................................................      128
Disbursing Agents......................................................       53
Disclosure Statement...................................................        i
Disputed Claim.........................................................       53
Disputed Interest......................................................       53
Dividend Overpayments..................................................      136
Earning Assets.........................................................      136
Effective Date.........................................................        i
Effective Period.......................................................      102
Entity.................................................................       56
Equities...............................................................       92
Equity Committee.......................................................        1
Equity Committee's Advisor.............................................       31
Estate.................................................................       46
Event of Default....................................................... 115, 132
Exchange Act...........................................................        v
Excluded Claims........................................................       51
Existing Holder Limit..................................................      124
Existing Holders.......................................................      124
Expiration Date........................................................        i
Feasibility Test.......................................................       22
Final Order............................................................       47
First Lien Debt........................................................      120
Foreign Shareholders...................................................      147
GAAP...................................................................  77, 120
Governmental Securities................................................      120
Guarantor..............................................................      120
Houlihan Lokey.........................................................        2
Houlihan Lokey Materials...............................................       42
Holders................................................................        i
Indebtedness........................................................... 120, 136
Information Agent......................................................        v
Initial Cash Reserve Fund..............................................       48
Instruments............................................................       54
Interested Group.......................................................        2
Interests..............................................................       11
Internal Revenue Code..................................................        1
Investment............................................................. 121, 137
Kenneth Leventhal......................................................       ii
Kenneth Leventhal Reports..............................................       40
Lease..................................................................      121
Legal Holiday..........................................................      121
Lien................................................................... 121, 137
Loss Corporation.......................................................      147

(cover page continued)

                                                                            PAGE
                                                                            ----
Major Holder...............................................................   3
Master Ballot..............................................................   i
Material Subsidiary........................................................ 121
Milbank....................................................................  34
Monthly Fee................................................................  41
Mortgages.................................................................. 121
Named Executive Officers...................................................  99
Net Cash Value............................................................. 137
New Collateral Agent.......................................................  53
New Collateral Documents................................................... 121
New Common Shares..........................................................   i
New Indenture Trustee...................................................... 108
New Major Holder...........................................................   5
New Monthly Fee............................................................  42
New Securities.............................................................  ii
New Senior Note Indenture..................................................  48
New Senior Notes...........................................................   i
NOLs.......................................................................  33
Non-Earning Assets......................................................... 137
Non-Earning Loans.......................................................... 137
Non-Earning Properties..................................................... 137
Notice.....................................................................  37
NYSE.......................................................................  iv
Offer Amount............................................................... 109
Offer Period............................................................... 109
Officers' Certificate...................................................... 121
Other Priority Claims......................................................  47
Other Secured Claims.......................................................  ii
Outstanding Collateral Agent...............................................  29
Outstanding Collateral Agreement...........................................  28
Outstanding Common Shares..................................................   i
Outstanding Indenture Trustee..............................................  52
Outstanding Note Indenture.................................................  28
Outstanding Note Trustee...................................................  28
Outstanding Notes..........................................................   i
Outstanding Pledge Agreement...............................................  53
Outstanding Securities.....................................................  ii
Outstanding Stock Rights...................................................  49
Ownership Limit............................................................ 123
Pension Plan............................................................... 101
Permitted Deferred Payment................................................. 128
Permitted Financing........................................................ 134
Petition Date..............................................................   i
Plan Acceptances...........................................................  ii
Plan Solicitation..........................................................   i
Pledge Agreement........................................................... 122
PNB........................................................................  92
Preferred Stock............................................................ 122
Prepackaged Plan...........................................................   i
Principal Holders..........................................................   3
Principal Holders' Advisor.................................................   3
Prior Bankruptcy Case......................................................  89

                                                                          PAGE
                                                                        --------
Prior Plan.............................................................       28
Priority Claim.........................................................       47
Priority Tax Claims....................................................       47
Projections............................................................       73
Promissory Note........................................................      137
PSE....................................................................       iv
Purchase Date..........................................................      109
Real Estate............................................................ 122, 138
Record Date............................................................        i
Record Holders.........................................................       67
Reference Rate.........................................................      138
REIT...................................................................        1
REIT Provisions........................................................      142
REIT Requirements......................................................      142
REIT Taxable Income....................................................      145
Registration Rights Agreement..........................................       48
Related Party Tenant...................................................      144
Released Claims........................................................       11
Reorganization Case....................................................      iii
Reorganization Value...................................................       79
Reorganized Debtor.....................................................       46
Required Holders....................................................... 122, 138
Required Payment Date..................................................      127
Requisite Plan Acceptances.............................................      iii
Restructure Value......................................................       42
Restructuring..........................................................        i
Retention Plan.........................................................      102
Retirement Plan........................................................      100
Reverse Stock Split....................................................        i
Savings Plan...........................................................      101
Section 382 Limitation.................................................      147
Securities Act.........................................................       iv
Security Agreement.....................................................      122
Share Trust............................................................      124
Shares-in-Trust........................................................      124
Shelf Registration.....................................................       66
Solicitation...........................................................        i
Solicitation Agent.....................................................        v
SOP 90-7...............................................................       79
Standing Instruction...................................................      110
Standstill Period......................................................       29
Stock Ownership Limit Provisions.......................................      123
Subsidiary............................................................. 122, 138
Sutro..................................................................       92
Tax Security...........................................................       19
Termination Date.......................................................      138
Title 11 Case..........................................................      148
Title 11 Exception.....................................................      148
Underlying Loan Documents..............................................      122
Underlying Mortgages................................................... 122, 138
Underlying Promissory Notes............................................      122
Unsecured Claim........................................................       ii

                                    SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere herein and the financial statements and the related notes thereto referred to under "Additional Information Concerning the Company."

                                  THE COMPANY

  The Company is a self-administered real estate investment trust (a "REIT") that satisfies the conditions under sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), and under other applicable law that was organized in 1970 under the laws of the State of Maryland. As of May 31, 1995, the Company had available cash of $46.5 million and invested assets consisting of 34 mortgage loans and 37 investments in real estate located throughout the United States. For a further description of the business of the Company, see "Business."

  The Company's principal offices are located at 8380 Old York Road, Suite 300, Elkins Park, Pennsylvania 19027-1590 and 3500 West Olive Avenue, Suite 600, Burbank, California 91505-4628; the Company's telephone numbers are (215) 881-1525 and (818) 953-7700, respectively.

                        BACKGROUND OF THE RESTRUCTURING

  Previous Chapter 11 Case and 1991 Plan of Reorganization. On April 12, 1990, the Company filed a voluntary petition for reorganization under Chapter 11 in the United States Bankruptcy Court (the "Bankruptcy Court"). Following the Chapter 11 filing, the United States Trustee appointed the creditors' committee (the "Creditors' Committee") and an equity security holders' committee representing the Company's shareholders (the "Equity Committee"). In February 1991, a Joint Plan of Reorganization (the "1991 Plan") proposed by the Company, the Creditors' Committee and the Equity Committee was confirmed. Following confirmation of the 1991 Plan, the Creditors' Committee and the Equity Committee continued to represent their respective constituencies. The 1991 Plan provided for a restructuring of the Company's outstanding indebtedness and provided the Company with the right to defer payment of certain amounts for up to 24 months or until December 31, 1995, when all deferred payments would be due. The forecast on which the 1991 Plan was based assumed that real estate markets would begin to improve in fiscal 1992. However, the markets continued to deteriorate significantly and the Company was in danger of imminent default. After several months of negotiations with the Creditors' Committee, the Company completed an out-of-court restructuring of its outstanding debt in July 1992 (the "1992 Restructuring").

  Pursuant to the 1992 Restructuring, the outstanding debt was restructured through the issuance of the Outstanding Notes. The 1992 Restructuring (i) increased the amount of principal that could be deferred (while retaining the final payment date for deferred payments at December 31, 1995), (ii) extended the permitted repayment period of such deferred amounts from 24 months to 30 months from the date a deferral is utilized, (iii) established a limit on the maximum rate of interest to be paid in cash on a current basis at 9% through June 30, 1994, with any excess being accrued and paid at December 31, 1995,
(iv) changed certain required financial covenants to reflect the then-existing financial condition of the Company and then-existing real estate market conditions, (v) provided for the release of collateral for certain financings by the Company upon approval of the holders of 66 2/3% of the Outstanding Notes, and (vi) provided for the payment of additional consideration to the holders of the Outstanding Notes equal to 1% of the principal amount of the Outstanding Notes, payable in four semi-annual installments commencing on the date the 1992 Restructuring became effective.

  The financial projections on which the 1992 Restructuring was based assumed that the real estate markets would stop or slow their decline by 1993 and show some improvement in 1994. Instead, since the effective date of the 1992 Restructuring, the real estate markets have failed to improve in any significant way. The Company's business operations, including its ongoing efforts to refinance and sell property, have not generated cash flow sufficient to service the Outstanding Notes.

  Development of the Current Restructuring. During December 1992, it became apparent to the Company that its projected cash flow would not be adequate to meet its debt obligations in the future. Thus, the Company began to explore possible restructuring options for its debt obligations. In considering possible restructuring options, the Company's goals were (i) to survive as a going concern and preserve the Company as a real estate investment vehicle so that the Company's shareholders could enjoy the benefits of an improved or stabilized real estate market, and (ii) to substantially de-leverage the capital structure of the Company. Early in 1993, the Company retained Houlihan Lokey Howard & Zukin ("Houlihan Lokey") to advise it in connection with the Restructuring.

  Beginning in December 1993, the Company suspended all payments due in respect of the Outstanding Notes. By March 31, 1995, the Company had defaulted in the payment of $152.6 million of principal and $51.3 million in interest. The Company currently has no agreement with any holders of Outstanding Notes that suspends its obligations to pay interest, principal or other amounts due in respect of the Outstanding Notes. On April 11, 1995, the Company paid $25.0 million in accrued interest on the Oustanding Notes, with such payment to be credited against the cash payment of at least $50 million to be made to the holders of the Outstanding Notes pursuant to the Prepackaged Plan. The Company does not currently plan to make any further principal or interest payments in respect of the Outstanding Notes prior to the Effective Date. Notwithstanding the uncured events of default under the Outstanding Note Indenture (as hereinafter defined), the Outstanding Notes have not been accelerated.


  Commencing in March of 1993 and continuing through August of 1993, the Company and the Creditors' Committee and its advisors (the "Creditors' Committee Advisors") negotiated regarding a restructuring of the Company. During that same time period, from time to time the Company and its counsel apprised the Equity Committee and its advisors concerning the status of negotiations regarding the restructuring efforts. During April, May and June of 1993, Houlihan Lokey made numerous formal and informal presentations to the Creditors' Committee designed to focus the Creditors' Committee on restructuring proposals that would be consistent with the Company's restructuring goals. These presentations included, among other things, discussions regarding the proposals submitted by potential third-party investors and acquirors and the Company's internal restructuring proposals. See "The Prepackaged Plan--Reports of Houlihan Lokey as Financial Advisor to the Company--Presentations to the Creditors' Committee" and "The Prepackaged Plan-- Background of the Restructuring--Development of the Current Restructuring." While the Company was attempting to restructure its obligations, it continued to operate, even though it was in default, due to the lack of foreclosure action by the Outstanding Note Trustee (as hereinafter defined).

  While the Company was negotiating with the Creditors' Committee, the Company and Houlihan Lokey also met with several prospective investors and acquirors to discuss possible third-party investment in or sale of the Company. Although several potential third-party investors and acquirors were offered an opportunity to propose restructuring alternatives, only three prospective third-party investor groups made proposals to the Company and the Creditors' Committee (each an "Interested Group"). After reviewing the terms of these proposals, the Creditors' Committee advised the Company that the offers were not acceptable because the valuations of the Company reflected by such proposals were lower than the value placed on the Company by the Creditors' Committee and were substantially below the amount of the Outstanding Notes. As a result, the Company suspended the solicitation of potential third-party investors or acquirors.

  On or about August 10, 1993, after extensive negotiations, the Company and the Creditors' Committee agreed to the broad outlines of a proposed restructuring, subject to approval by the Board of Trustees. Pursuant to the terms of the restructuring proposal, the Outstanding Notes would be exchanged for approximately $195 million of new senior secured notes and common stock representing approximately 85% of the equity of the reorganized Company. The restructuring proposal anticipated that the new notes would be issued in two series: $120 million of 7% notes maturing in 2003 with scheduled annual principal amortization, and approximately $75 million in additional notes payable principally from available cash flow. In addition, the restructuring proposal provided for the payment by the Company on September 30, 1993, of all outstanding restructuring fees relating to the 1992 Restructuring and the interest due on the Outstanding Notes, with interest to accrue thereafter on the Outstanding Notes at 7%. Interest accruing through March 31, 1994, would be added to the principal of the new cash flow notes and any interest accruing after March 31, 1994, would be paid at closing. Although existing holders of the Company's Outstanding Common Shares would have retained 15% of the equity of the reorganized Company under this restructuring proposal, the Company's remaining debt level under this proposal would have been greater than the debt levels thought desirable by the Company.

  On August 18, 1993, the Board of Trustees unanimously agreed to pursue the restructuring proposal set forth in a draft term sheet dated August 16, 1993 (the "August Term Sheet"), subject to a number of conditions including, among other things, the receipt by the Company of written indications of support from members of the Creditors' Committee and additional holders of sufficient Outstanding Notes to effect the restructuring through either a prepackaged or prearranged plan of reorganization under Chapter 11 (the "1993 Agreement in Principle"). After the terms of the 1993 Agreement in Principle were announced, trading in the Outstanding Notes increased substantially. Included in the Outstanding Notes initially traded were all of the Outstanding Notes held by two members of the Creditors' Committee who had not been in favor of the 1993 Agreement in Principle. By November of 1993, one of the three remaining members of the Creditors' Committee had sold all of its Outstanding Notes, part to one of the other Creditors' Committee members and the balance to other persons. These sales left the Creditors' Committee with two members, one of which held in excess of 33 1/3% of the Outstanding Notes (the "Major Holder"). By December of 1993, in excess of 50% of the principal amount of the Outstanding Notes had traded.

  In early September of 1993, the Company commenced negotiations with certain holders who had acquired a significant portion of the Outstanding Notes (collectively, such holders as variously constituted from time to time, including, as of March 31, 1995, the New Major Holder (as hereinafter defined), the "Principal Holders") and the Major Holder regarding the restructuring of the Company. By the end of November of 1993, the Company had still not received written indications of support for the 1993 Agreement in Principle from any holders of Outstanding Notes. Thereafter, the Company suspended all actions to implement the terms of the 1993 Agreement in Principle and resumed responding to inquiries from third parties regarding participation in a restructuring of the Company.

  In early December of 1993, an investment banking firm retained by the Principal Holders (the "Principal Holders' Advisor") presented an oral analysis that included a valuation of the Company at approximately $230 million, an amount below the values thought reasonable at the time by the Company and the two remaining members of the Creditors' Committee. Throughout December of 1993 and January of 1994, the Company attempted to bridge the gap in valuations placed on the Company by the various creditor groups.

  From December of 1993 to November of 1994, the Creditors' Committee, the Major Holder and the Principal Holders attempted to negotiate a consensual plan to restructure the Company. The Major Holder and the Principal Holders, however, had different views regarding how the restructuring of the Company should be handled. The Principal Holders preferred a substantially de-leveraged Company while the Major Holder preferred substantial levels of senior debt.

  On December 13, 1993, the Major Holder submitted a restructuring proposal that was the basis for a draft term sheet, dated December 14, 1993, prepared by the Company. At a meeting of the Board of Trustees held on December 15, 1993, the Company and the Board of Trustees discussed the draft term sheet and the negotiating stance the Company might assume based on the concepts in the Major Holder's proposal that the Company considered to be most important.

  Throughout the second and third quarters of fiscal 1994, the Company's management and advisors continued discussions with the Major Holder, the Principal Holders and their representatives to explore various alternatives for restructuring the Outstanding Notes that would resolve the impasse between the Major Holder and the Principal Holders. At a meeting of the Board of Trustees held on April 20, 1994, the Board of Trustees considered a term sheet for a prepackaged reorganization plan based on a court-approved valuation of the Company (assumed to be $230 million). Under this proposal, Outstanding Note holders would be issued new senior convertible notes equal in aggregate principal amount to the court-approved value of the Company, whereupon the Principal Holders would convert their notes into shares representing 100% of the common stock of the reorganized Company and give shares representing 4% of the equity of the reorganized Company to the existing shareholders (the "April 1994 Proposal"). For a more detailed discussion of the April 1994 Proposal, see "The Prepackaged Plan--Background of the Restructuring--Development of the Current Restructuring." The Major Holder, however, would not agree to the April 1994 Proposal because, among other things, the reorganized Company would not retain debt levels satisfactory to the Major Holder.

  In May and June of 1994, the Creditors' Committee, the Principal Holders and the Company had several contacts with the Equity Committee to attempt to reach agreement on a consensual plan to restructure the Company. Such attempts, however, proved unsuccessful because of the inability to agree upon the terms of a mutually acceptable restructuring.

  In June of 1994, at the Principal Holders' request, the Company retained Kenneth Leventhal to perform a special purpose valuation and to provide such valuation analysis to the Creditors' Committee, the Principal Holders and the Equity Committee. The Board of Trustees agreed to retain Kenneth Leventhal because it believed that it would be worth the additional expense if such an additional special purpose valuation might lead to the negotiation of a consensual agreement among the creditors and also result in fair treatment of the shareholders.

  On or about September 14, 1994, the Company's advisors, the Equity Committee's advisors and counsel to the Principal Holders met in a final attempt to negotiate the treatment of equity in the context of a prepackaged plan of reorganization based on the April 1994 Proposal. At this meeting, the Company and the Principal Holders outlined the terms of the April 1994 Proposal with the Equity Committee's advisors in order to determine whether the Equity Committee would accept 4% of the common stock of the reorganized Company. At the conclusion of the meeting, the Equity Committee's advisors agreed to recommend to the Equity Committee that it accept one of the following two proposals: (i) 5% of the common stock of the reorganized Company and warrants to purchase new common shares representing 7 1/2% of the common stock of the reorganized Company; or (ii) 4% of the common stock of the reorganized Company and warrants to purchase new common shares representing 10% of the common stock of the reorganized Company.

  On October 4, 1994, Kenneth Leventhal produced its special purpose valuation report, which placed the Company's approximate going concern value as of July 1, 1994, between $255 million and $275 million. Because Kenneth Leventhal's report placed the Company's value higher than the $230 million value assumed by the April 1994 Proposal, the Principal Holders decided to abandon the April 1994 Proposal. Thus, the Company renewed its efforts to negotiate a deal with the Principal Holders that was acceptable to the Equity Committee. The Company, the Principal Holders and the Equity Committee, however, were unable to reach agreement on the terms of a restructuring due, among other things, to the inability to agree on the respective shareholdings of the holders of Outstanding Notes and the existing shareholders after giving effect to the issuance of new shares in a restructuring.

  On or about October 27, 1994, the Major Holder and the Principal Holders submitted a proposal for a prepackaged restructuring of the Company. Pursuant to the proposal, the Company would retain all of its assets and have between $10 million and $15 million of cash following the restructuring. The Outstanding Notes would be exchanged for $110 million of new senior secured notes and 98% of the common stock of the reorganized Company. Common stock retained by the existing shareholders would represent 2% of the reorganized Company's common stock. Thereafter, the Company and Houlihan Lokey spent several weeks negotiating with such holders regarding the proposed equity split between the holders of Outstanding Notes and the existing shareholders.

  In November of 1994, the Company reached a non-binding agreement in principle with the Major Holder and the Principal Holders. Pursuant to the agreement in principle, upon shareholder approval for a prepackaged Chapter 11 reorganization, holders of the Outstanding Notes would receive (i) $110 million of new senior secured notes due 2002, (ii) approximately $50 million in cash, and (iii) common stock representing 97% of the common stock of the reorganized Company (or, if the Company's existing shareholders did not vote to accept the Prepackaged Plan, substantially all of the common stock of the reorganized Company). The existing shareholders would retain their shares, which would represent the remaining 3% of the reorganized Company's common stock, provided that they voted to accept the Prepackaged Plan. The holders of unsecured claims would receive cash in the allowed amount of their respective claims.

  On November 16, 1994, the Board of Trustees unanimously approved the proposed Restructuring, subject to approval by the Board of Trustees of the final documentation necessary to effect the restructuring. On November 17, 1994, the Company announced that it had reached a non-binding agreement in principle with the Major Holder and the Principal Holders for the Restructuring.

  On November 22, 1994, the Equity Committee gave notice that it had dissolved, claiming, among other things, that the Company had not involved the Equity Committee or its advisors in the development of the Restructuring and that the Equity Committee was unable to conclude that the Restructuring was fair or equitable to the Company's shareholders. On November 29, 1994, the Company informed the Equity Committee that the Company disagreed with many of the purported factual statements contained in the Equity Committee's notice and that the Company believed that the notice was misleading.

  Subsequent Developments. On March 15, 1995, the Major Holder sold all of its Outstanding Notes to one of the Principal Holders who, after giving effect to such sale, held an aggregate principal amount of $133.8 million or approximately 46.1% of the Outstanding Notes (the "New Major Holder"). This change in holdings of Outstanding Notes had no material effect on the terms of the previously negotiated non-binding agreement in principle among the Company, the Major Holder and the Principal Holders. In April 1995, the Company and the Principal Holders entered into an agreement of understanding (the "Agreement of Understanding") pursuant to which the Company agreed to distribute to the holders of Outstanding Notes $25.0 million in cash prior to the Petition Date. Under this agreement, the Principal Holders, among other things, agreed to vote when solicited in favor of the Prepackaged Plan. On April 11, 1995, the Company paid $25.0 million pursuant to the Agreement of Understanding, with such payment to be credited against the cash payment of at least $50 million to be made to the holders of the Outstanding Notes pursuant to the Prepackaged Plan.

  For further information regarding the background and development of the Restructuring, see "The Prepackaged Plan--Background of the Restructuring."

                         PURPOSES OF THE RESTRUCTURING

  The Restructuring is necessary to make it possible for the Company to satisfy its outstanding obligations and remain in business. Currently, the Company's capital structure is highly leveraged and the Company is unable to meet its substantial debt service requirements. The Restructuring is intended to enhance the long-term viability of the Company by adjusting the Company's capitalization to reduce the principal amount, extend the maturities and adjust the interest rates on the Company's debt, thereby reducing the Company's debt service obligations so that such obligations may be paid out of the Company's operating cash flow and cash reserves. The Restructuring is designed to allow the Company to continue to operate and expand its business without the need for further financial restructuring, and to be able to obtain additional financing or equity infusions or to enter into other financial transactions in the future when and as management and the Board of Trustees so determine. The Company is currently in default in payment of interest, principal and other amounts due on the Outstanding Notes, and the Company has no agreement with any holders of Outstanding Notes that it is not required to pay such amounts. Consequently, there can be no assurance that the Outstanding Note Trustee and the Outstanding Collateral Agent will not take remedial or enforcement action with respect to the Outstanding Notes, including acceleration of the Outstanding Notes and foreclosure. If the Restructuring is not consummated, based upon Kenneth Leventhal's analysis of the Company's range of enterprise going concern value of $265 million to $285 million and range of liquidation value of $220 million to $260 million, holders of Claims may not receive cash or securities of the same value and having as favorable terms as under the Prepackaged Plan, and holders of Outstanding Common Shares may not receive or retain anything in the event of a foreclosure, nonconsensual bankruptcy or liquidation. Through the Restructuring, the Company intends to maximize the recovery to holders of Outstanding Notes and other Claims while also maximizing the return to holders of Outstanding Common Shares.

  The Company believes that the Restructuring is a significantly more attractive alternative than a traditional bankruptcy case. The Company believes that acceptance of the Prepackaged Plan before a bankruptcy case is commenced will be more beneficial to the Company and all of its creditors, holders of Outstanding Common Shares and other constituencies than seeking to obtain acceptance of a plan of reorganization after commencement of a bankruptcy case. The Company believes that the Prepackaged Plan would reduce the risks of litigation, minimize disputes during the bankruptcy case concerning the reorganization of the Company, significantly shorten the time required to accomplish the reorganization, reduce the expenses of a case under Chapter 11, minimize the disruption of the Company's business that would result from a protracted and contested bankruptcy case and therefore result in a larger distribution to creditors of the Company and recovery on investments of holders of Outstanding Common Shares than would other types of reorganization under Chapter 11 or a liquidation under Chapter 7 of the Bankruptcy Code ("Chapter 7"). See "The Prepackaged Plan."

  After giving effect to the Restructuring as if it had occurred at the beginning of the fiscal year 1994, the Company anticipates that its annual interest expense would have been reduced by approximately $19.1 million as a result of a lower interest rate and reduced principal amount outstanding on the New Senior Notes compared to the Outstanding Notes. In addition, the New Senior Notes will have a longer maturity than the Outstanding Notes and will contain no scheduled amortization requirements. The Restructuring will also reduce the Company's overall debt obligations from approximately $322.9 million (including accrued but unpaid interest) on the Outstanding Notes, as of May 31, 1995, to approximately $110 million. The Company's management believes that, based on its financial projections, after giving effect to the Restructuring, the Company will have sufficient operating cash flow to pay cash interest and scheduled amortization on all of its outstanding indebtedness and fund anticipated capital expenditures. See "Financial Projections." There can be no assurance, however, that targeted levels of operating cash flow will actually be achieved. See "Special Factors and Certain Considerations."

                      EFFECTS OF THE PREPACKAGED PLAN

  The following summary of the effects of the Prepackaged Plan is qualified in its entirety by reference to all the provisions of the Prepackaged Plan set forth as Annex A to this Disclosure Statement.

  Effects on Holders of Outstanding Notes. Pursuant to the Prepackaged Plan, the Outstanding Notes will be exchanged for (a) $110,000,000 in aggregate principal amount of New Senior Notes, (b) at least $50,000,000 in cash less any amounts paid between March 1, 1995, and the Petition Date pursuant to the Agreement of Understanding (plus such additional amount, if any, based upon cash available in excess of the Initial Cash Reserve Fund (as hereinafter defined) and (c) assuming the class of holders of Outstanding Common Shares accept the Prepackaged Plan, approximately 10,890,180 New Common Shares (which will aggregate 97% of the fully diluted Common Shares outstanding after the Restructuring). The New Senior Notes and the New Common Shares will differ from the Outstanding Notes in the following respects, among others:

  . The principal amount of the Outstanding Notes will be reduced from approximately $322.9 million (including accrued but unpaid interest) to $110 million under the New Senior Notes.

  . The New Senior Notes will be guaranteed by the Subsidiaries (as defined in the New Senior Note Indenture) of the Company.

  . The New Senior Notes will have a fixed interest rate. Interest on the New
   Senior Notes will accrue at 11-1/8% per annum. Interest on the Outstanding Notes is payable at the reference rate of Bank of America National Trust and Savings Association ("Bank of America") plus a margin. The interest rate as of January 1, 1995, was the reference rate plus 4.0% (12.5%) increasing to the reference rate plus 4.25% on July 1, 1995. Interest on deferred principal of Outstanding Notes is payable at such adjusted rate plus two percent.

  . Assuming confirmation of the Prepackaged Plan, holders of the Outstanding
   Notes will receive, in the aggregate, approximately 10,890,180 New Common Shares constituting 97% of the fully diluted Common Shares outstanding after consummation of the Restructuring.

  For a more detailed discussion of the terms of the New Senior Notes and the New Common Shares, see "Description of New Senior Notes" and "Description of Capital Stock," respectively.

  Effects on Holders of Outstanding Common Shares. Pursuant to the Prepackaged Plan, if the class of holders of Outstanding Common Shares votes in favor of the Prepackaged Plan, each holder of Outstanding Common Shares will retain its Common Shares in the Company. Pursuant to the Reverse Stock Split to be effected as part of the Restructuring, each 33.33 Outstanding Common Shares automatically will become one Common Share. In addition, the issuance of approximately 10,890,180 New Common Shares to holders of Outstanding Notes pursuant to the Prepackaged Plan will reduce the percentage common equity ownership of holders of Outstanding Common Shares from 100% to 3%. If the class of holders of Outstanding Common Shares does not vote in favor of the Prepackaged Plan, however, all Outstanding Common Shares will be cancelled and holders of Outstanding Common Shares will not receive or retain anything under the Prepackaged Plan.

  Effects on Holders of Other Secured Claims. Pursuant to the Prepackaged Plan, holders of Other Secured Claims that are also Allowed Claims (as defined below) will (at the option of the Company and with the consent of the Principal Holders) (i) be paid in full in cash on the Effective Date (or as soon as practicable after the date on which any such Claim is allowed if the date of allowance is later than the Effective Date), (ii) be paid upon such other terms as may be mutually agreed upon by the Company and the holder of such Claim, with the consent of the Principal Holders, or (iii) be reinstated and paid or performed by the Company in accordance with section 1124 of the Bankruptcy Code, or the legal, equitable and contractual rights to which such Claim entitles the holder of such Claim shall be left unaltered. "Allowed Claim" means a claim to the extent that (a)(i) a proof of the Claim was or is timely filed or deemed timely filed under applicable law or by order of the Bankruptcy Court or (ii) if no proof of Claim is filed, the Claim is scheduled as liquidated, undisputed, and noncontingent, and (b)(i) the Claim is not a disputed Claim (but only to the extent that such Claim is not a disputed Claim), (ii) the Claim is allowed by a final order (but only to the extent allowed), or (iii) the Claim is allowed under the Prepackaged Plan, but only to the extent allowed.

  Effects on Holders of Unsecured Claims. Pursuant to the Prepackaged Plan, each holder of an Unsecured Claim that is also an Allowed Claim will receive cash equal to the amount of such Claim unless such holder agrees to less favorable treatment.

  Common Share Ownership. The following table shows the ownership (as between holders of Outstanding Common Shares and holders of Outstanding Notes) of the Company's Common Shares before and after consummation of the Restructuring (assuming confirmation of the Prepackaged Plan).

                           COMMON SHARES BEFORE     COMMON SHARES AFTER            COMMON
                           REVERSE STOCK SPLIT    REVERSE STOCK SPLIT BUT       SHARES AFTER
                             OR CONSUMMATION      BEFORE CONSUMMATION OF        CONSUMMATION
                           OF THE RESTRUCTURING    THE RESTRUCTURING (A)  OF THE RESTRUCTURING (B)
                         ------------------------ ----------------------- ------------------------
                         NUMBER OF   PERCENT OF   NUMBER OF  PERCENT OF   NUMBER OF   PERCENT OF
                           SHARES   COMMON SHARES  SHARES   COMMON SHARES   SHARES   COMMON SHARES
                         ---------- ------------- --------- ------------- ---------- -------------
Holders of Outstanding
 Notes..................    -0-          -0-         -0-         -0-      10,890,180      97%
Holders of Outstanding
 Common Shares.......... 11,226,215     100%       336,820      100%       336,820        3%

- --------
(a) These columns are provided for illustrative purposes only. The Reverse Stock Split is conditioned upon the consummation of the Restructuring, including issuance of the New Common Shares, and will be effected immediately prior to such issuance. The Reverse Stock Split will not be effected if the Restructuring is not consummated.
(b) Assumes holders of Outstanding Common Shares vote to approve the Prepackaged Plan.

  Accrued Interest and Unpaid Mandatory Principal Redemption on Outstanding Notes. Accrued but unpaid interest and unpaid mandatory principal payments on Outstanding Notes to the date on which New Senior Notes are issued in exchange therefor will not be paid to holders of Outstanding Notes. The Prepackaged Plan provides that if the sum of consideration being distributed in exchange for the Outstanding Notes is less than the aggregate amount of the principal and accrued but unpaid interest due on the Outstanding Notes, such distribution will be applied first to principal and then to accrued but unpaid interest.

  Corporate Governance Matters. Pursuant to the Prepackaged Plan, as of the Effective Date, the Board of Trustees initially will consist of seven members, one of whom will be the new President and Chief Executive Officer of the Company, one of whom will be selected by the New Major Holder, and the remaining five of whom will be selected by the Principal Holders. At each election of the Board of Trustees subsequent to the Effective Date, the Board of Trustees will be elected by vote of the Common Shares. See "The Prepackaged Plan--Summary of Other Provisions of the Prepackaged Plan--Officers and Trustees" and "Management" for information regarding the new President and Chief Executive Officer and the new Board of Trustees.

                  RECOMMENDATION OF THE BOARD OF TRUSTEES

  On November 16, 1994, the Board of Trustees met to consider the proposed Restructuring. In connection therewith, the Board of Trustees heard presentations from the Company's management and the Company's financial and legal advisors describing the discussions, negotiations and alternative proposals leading to the Restructuring. At the request of the Board of Trustees, the Company's management and financial advisors described the feasibility of the Restructuring and its effect on the Company's capital structure and cash flow problems. In addition, the Board of Trustees discussed other restructuring alternatives available to the Company. After lengthy consideration and discussion of these matters, the Board of Trustees voted unanimously to approve in principle the terms of the Restructuring, subject to approval by the Board of Trustees of the final documentation required to implement the Restructuring and to confirm the Prepackaged Plan, and to authorize management to proceed with the steps necessary to effect the Restructuring.

  The Board of Trustees has unanimously approved the Restructuring and the transactions contemplated thereby and recommends that all Holders, including holders of Outstanding Common Shares, vote in favor of the Restructuring and the transactions contemplated thereby. The Board of Trustees approved the Restructuring because it believes that the Restructuring is necessary to make it possible for the Company to satisfy its outstanding obligations and remain in business and provide the shareholders with the best opportunity to receive any value or recovery, having determined that the Restructuring is fair to the unaffiliated Holders of the Company's Outstanding Securities and other Claims and Interests.

  In considering the Restructuring, the Board of Trustees considered, among other things, the factors set forth below.

  . The Board of Trustees' familiarity with the Company's business, operations and financial condition and its future prospects, including the financial difficulties facing the Company and the inability of the Company to secure adequate financing for its ongoing operations as long as the Outstanding Notes remained outstanding.

  . The fact that consummation of the Restructuring appeared to be the only viable way for the Company to deal with its outstanding obligations and continue to operate its business.

  . The fact that the Company's range of enterprise going concern value and liquidation value are in each case substantially less than the Company's liabilities.

  . The Board of Trustees' review of monthly reports on the status of the Restructuring, as presented by the Company's financial and legal advisors, as well as valuations of the Company reflected from time to time in the various proposals of the Interested Groups, the Major Holder and the Principal Holders.

  . Presentations by the Company's management and its legal advisors, each of whom reviewed various considerations with the Board of Trustees. In particular, the Board of Trustees noted that based on the valuations of the Company prepared by Houlihan Lokey, the special purpose valuations prepared by Kenneth Leventhal and management's internal analyses, foreclosure or a liquidation of the Company would yield a much smaller return to the Holders and would leave nothing for the holders of the Outstanding Common Shares.

  . Presentations by Houlihan Lokey and the results of discussions with other parties concerning proposals for the Restructuring and potential alternatives to the Restructuring. In particular, the Board of Trustees placed substantial weight on the tentative willingness of certain third parties to invest in the Company upon consummation of the Restructuring and the unwillingness of such investors to make a capital investment in the Company absent successful completion of the Restructuring in the form presented.

  . The historical and current market prices of the Company's Outstanding Common Shares, as well as the net book value of the Company's assets per share, both before giving effect to the Restructuring and on a pro forma basis after giving effect to the Restructuring, and when compared to a liquidation of the Company.

  . The fact that the Major Holder and the Principal Holders had retained separate financial and legal advisors, had negotiated at arm's-length with the Company and its financial and legal advisors after a review of the Company and its prospects and had agreed upon the terms of the Restructuring in preference to a liquidation or other alternatives.

  Based on the foregoing, the Board of Trustees determined that the Restructuring was fair to the Holders and determined to recommend approval of all elements of the Restructuring.

          SPECIAL PURPOSE VALUATION REPORTS OF KENNETH LEVENTHAL

  In June of 1994, Kenneth Leventhal was engaged to prepare a special purpose valuation of the Company and its investment portfolio in order to assist the Company and its various interested creditor parties in determining an appropriate basis for valuation of a potential restructuring transaction. The Company selected Kenneth Leventhal to perform such special purpose valuation at the request of the Principal Holders and because of Kenneth Leventhal's qualifications, expertise and reputation in the area of financial restructuring and real estate due diligence and valuation. Also, Kenneth Leventhal was familiar with the Company's portfolio as a result of a comprehensive due diligence investigation of all assets in the Company's portfolio undertaken in early 1993 on behalf of a potential equity investor and for the use and benefit of such potential investor.

  On October 4, 1994, Kenneth Leventhal produced a report which placed the Company's going concern value as of July 1, 1994, between $255 million and $275 million and its liquidation value between $210 million and $240 million. At the Company's request, in April and May of 1995, Kenneth Leventhal updated its analysis using the same methodology as that used to prepare its October 1994 report. On May 31, 1995, Kenneth Leventhal provided the Company with updated reports dated May 15, 1995, that placed the Company's going concern value as of March 31, 1995, between $265 million and $285 million and its liquidation value between $220 million and $260 million. Kenneth Leventhal's May 15, 1995 reports are included in this Disclosure Statement as Annexes C and D. Kenneth Leventhal has granted its consent to the use of its reports included as Annexes C and D to this Disclosure Statement.

  In preparing its valuations, the Company instructed Kenneth Leventhal to determine the valuation of the Company's portfolio on a going concern basis. The assumptions utilized by the Company and reviewed by Kenneth Leventhal included normal collection of amounts due on mortgage loans and cash flow from operating properties. To determine a going concern valuation, the assumptions were predicated on the orderly collection and selected disposal of assets over a period of several years. Moreover, Kenneth Leventhal's going concern valuation was not reflective of values which would result from a distressed sale, forced liquidation, or disposition of the portfolio in a bulk sale or any other accelerated manner. In addition to these specific portfolio valuation procedures, the Company further instructed Kenneth Leventhal to approximate a range of valuation for the total enterprise as of July 1, 1994, and later as of March 31, 1995, utilizing the Company's most recently available financial statements.

  In conducting its special purpose valuations, Kenneth Leventhal obtained selected publicly-available financial information prepared by the Company as of June 30, 1994, and later as of March 31, 1995. Utilizing this information, Kenneth Leventhal selected 26 assets representing mortgage loans, investments, in-substance foreclosure assets and real estate equities owned. The selection was divided between the West Coast and East Coast portfolios and generally represented the highest dollar values in the portfolios. In addition, the selection of assets included different asset classifications.

  Utilizing the portfolio so selected, Kenneth Leventhal, among other things,
(i) obtained the most recent "Argus" property cashflow projections for the properties selected, (ii) obtained, where applicable, the most recent operating rent roll and other financial information relative to the assets selected,
(iii) obtained the most recent appraisals, where applicable and available, (iv) obtained the previous Kenneth Leventhal analyses performed as of March 1993 and July 1994, (v) discussed the current status with the respective asset manager to determine loan status, property characteristics, current occupancy, existing market rental rates, new leases, current payoff discussions and asset sales,
(vi) reviewed limited market information for the properties, (vii) modified the Company's assumptions, as necessary, to conform to certain known current market conditions and Kenneth Leventhal's understanding of the assets, (viii) updated the valuation model prepared by Kenneth Leventhal in 1993 and 1994 utilizing current market and/or assumption modifications determined from the procedures provided above, and (ix) calculated estimated asset values on both a going concern and liquidation value basis.

  For a more complete discussion of the Kenneth Leventhal reports, see "The Prepackaged Plan--Special Purpose Valuation Reports of Kenneth Leventhal."

                             THE PLAN SOLICITATION

  Solicitation of Acceptances of the Prepackaged Plan. The Company will not hold a meeting to vote on the Prepackaged Plan. Rather, the Company is soliciting acceptances of the Prepackaged Plan by means of Ballots and Master Ballots. Any Holder who wishes to vote with respect to the Prepackaged Plan should complete, sign and return the applicable Ballot or Master Ballot in accordance with the instructions set forth in this Disclosure Statement. See "The Plan Solicitation; Voting Procedures."

  The Company is soliciting acceptances of the Prepackaged Plan from holders of Claims or interests of any equity security holder, as defined in section 101(17) of the Bankruptcy Code, of the Company, whether or not asserted, including an interest arising out of any Outstanding Stock Rights ("Interests") in Class 2 (Outstanding Notes), Class 3 (Other Secured Claims), Class 4 (Unsecured Claims) and Class 5 (Outstanding Common Shares). A vote in favor of the Prepackaged Plan may only be used by the Company for the Prepackaged Plan as it may be amended in accordance with the Prepackaged Plan and approved by the Bankruptcy Court.

  If, by the Expiration Date, the Requisite Plan Acceptances have been received from holders of Outstanding Notes, the Company currently intends to commence a Reorganization Case by filing a voluntary petition for relief under Chapter 11 of the Bankruptcy Code and to use the Ballots and Master Ballots solicited pursuant to this Disclosure Statement to seek confirmation of the Prepackaged Plan under Chapter 11 of the Bankruptcy Code as promptly as possible. Plan Acceptances will be irrevocable upon filing of the Prepackaged Plan unless permission of the Bankruptcy Court is received to withdraw such acceptances.

  The Ballots provide that a holder of a Claim or Interest may opt out of the release otherwise effected by the Prepackaged Plan of (i) the Creditors' Committee formed under the Prior Plan, each holder of a Claim or Interest, and each of the officers, trustees, employees, members and professionals of such committee or holder (collectively, the "Creditor Releasees") and (ii) the Company, the Reorganized Debtor, the Creditors' Committee under the Prior Plan, the Principal Holders, the New Major Holder, and their respective officers, directors, employees, members and professionals (collectively, the "Debtor Releasees"). Pursuant to the Prepackaged Plan, the Creditor Releasees would be released from any Released Claims (as defined below) that the Company may have against any of them and the Debtor Releasees would be released from any Released Claims that any holder of a Claim or Interest may have against any of the Debtor Releasees and from any and all actions, causes of action, claims liabilities, demands and obligations of any kind or nature whatsoever that the Company or any holder of a Claim or Interest may have against any of the Debtor Releasees. Such Released Claims include, without limitation, Claims under the federal securities laws. A holder of a Claim or Interest may elect not to grant such release and such release would not be enforceable against such holder, and such holder would not be a Creditor Releasee and would not, therefore, be released from Released Claims. "Released Claims" means any and all actions, causes of action, claims, liabilities, demands, and obligations of any kind or nature whatsoever that are based upon or that arise out of any act or omission that is related to the Bankruptcy Case or that are made in connection with or relate to negotiating, formulating, implementing, confirming, or consummating the Prepackaged Plan or this Disclosure Statement; provided, however, that the term "Released Claims" shall not include any Excluded Claim (as hereinafter defined).

  If the Prepackaged Plan is confirmed by the Bankruptcy Court, all holders of Claims and Interests will receive or retain the same consideration as all other holders of Claims and Interests, respectively, whether or not such holder voted to accept the Prepackaged Plan. Upon confirmation, the Prepackaged Plan will be binding upon all holders of Claims and Interests regardless of whether or not such holders voted to accept the Prepackaged Plan.

  Voting on the Prepackaged Plan. As disclosed above, the Prepackaged Plan designates six separate classes of Claims and Interests. See "The Prepackaged Plan--Classification and Treatment of Claims and Interests." Five classes are impaired. The Company is soliciting the votes of four of those classes. The other impaired class (Class 6 Outstanding Stock Rights) will not receive any distribution under the Prepackaged Plan, is deemed to reject the Prepackaged Plan and, therefore, is not being solicited to vote on the Prepackaged Plan. To vote on the Prepackaged Plan, Holders must follow the procedures set forth under "The Plan Solicitation; Voting Procedures--How to Vote."

  For the Prepackaged Plan to be confirmed (unless "cramdown" procedures are utilized as to a class of Holders entitled to vote on the Prepackaged Plan), the Bankruptcy Code requires, among other things, that the Prepackaged Plan be accepted by the (i) holders of two-thirds in principal amount and more than one-half in number in each class of holders of Outstanding Notes, Other Secured Claims and Unsecured Claims voting on the Prepackaged Plan, and (ii) holders of at least two-thirds of the Outstanding Common Shares in such class who vote on the Prepackaged Plan. Because only votes actually cast on the Prepackaged Plan are counted, the Company may obtain the Requisite Plan Acceptances with the acceptance of the Prepackaged Plan by substantially less than two-thirds of the holders of Outstanding Common Shares, or by substantially less than one-half in number and two-thirds in principal amount of the holders of Outstanding Notes, Other Secured Claims and Unsecured Claims.

  If a class of Holders entitled to vote on the Prepackaged Plan does not accept the Prepackaged Plan, the Company may, with the consent of the Principal Holders, nevertheless seek confirmation of the Prepackaged Plan from the Bankruptcy Court by employing the "cramdown" procedures set forth in section 1129(b) of the Bankruptcy Code. Under "cramdown," the Prepackaged Plan may be confirmed despite the lack of sufficient acceptances from one or more impaired classes voting on the Prepackaged Plan if the Bankruptcy Court determines that the requirements of section 1129(b) of the Bankruptcy Code are met. See "Special Factors and Certain Considerations--Considerations Relating to the Prepackaged Plan--Nonconsensual Confirmation" and "The Prepackaged Plan-- Confirmation of the Prepackaged Plan--Nonconsensual Confirmation."

  Confirmation of the Prepackaged Plan. If the Requisite Plan Acceptances are received from the holders of Outstanding Notes and the Company seeks to implement the Prepackaged Plan by commencing a reorganization case under Chapter 11 of the Bankruptcy Code, the Company will request that the Bankruptcy Court hold a confirmation hearing as promptly as practicable, upon such notice to the parties in interest as is required by the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") and the Bankruptcy Court. Parties in interest will receive notice of the date and time fixed by the Bankruptcy Court for the confirmation hearing. The Bankruptcy Court will also establish procedures for the filing and service of objections to confirmation of the Prepackaged Plan.

  In order to confirm the Prepackaged Plan, the Bankruptcy Code requires, among other things, that the Bankruptcy Court find that confirmation of the Prepackaged Plan is not likely to be followed by the need for further financial reorganization of the Company. The Company believes that, with the substantial reduction in outstanding debt, the conversion of a substantial amount of debt to equity and the extended maturity and revised mandatory redemption schedule and the reduction in interest payments, the Company will possess sufficient resources and working capital to operate the Company's business and repay the New Senior Notes. See "The Prepackaged Plan--Confirmation of the Prepackaged Plan--Feasibility Test." In addition, the Bankruptcy Code requires that each holder of a Claim or Interest in an impaired class must either (i) accept the Prepackaged Plan, or (ii) receive or retain under the Prepackaged Plan cash or property of a value, as of the date on which the Bankruptcy Court enters the order confirming the Prepackaged Plan pursuant to section 1129 of the Bankruptcy Code on its docket (the "Confirmation Date"), that is not less than the value such Holder would receive or retain if the Company was liquidated under Chapter 7 of the Bankruptcy Code on such date. As set forth in "The Prepackaged Plan--Confirmation of the Prepackaged Plan--Best Interest of Creditors Test; Liquidation Value" and "The Prepackaged Plan--Confirmation of the Prepackaged Plan--Comparative Analysis," the Company believes that the members of the classes of impaired Claims and impaired Interests (i.e., the holders of Outstanding Notes, Outstanding Common Shares, Other Secured Claims and Unsecured Claims) will receive or retain more pursuant to the Prepackaged Plan than they would receive in a Chapter 7 liquidation.

                SPECIAL FACTORS AND CERTAIN CONSIDERATIONS

  Acceptance of the Prepackaged Plan and ownership of the Company's Common Shares involves a high degree of risk. Prior to deciding whether and how to vote in the Prepackaged Plan, each Holder should consider carefully all the information contained in this Disclosure Statement, including the factors mentioned below and more fully described in "Special Factors and Certain Considerations."

  . Financial Condition of the Company; Liquidity. Since December of 1993, the Company has defaulted in the payment of $152.6 million of principal and approximately $51.3 million of interest in respect of the Outstanding Notes. The Company has no standstill agreement in effect with the holders of the Outstanding Notes, and the Outstanding Note Trustee could at any time accelerate such notes and/or exercise other rights and remedies available to such holders, including foreclosure on the Company's assets. See "Special Factors and Certain Considerations-- Financial Condition of the Company; Liquidity."

  . Continuing Leverage. The Company will continue to be highly leveraged after the Restructuring, requiring significant cash for debt service, and its ability to borrow additional funds will be limited by the New Senior Note Indenture (as hereinafter defined). Moreover, the New Senior
     Note Indenture requires the Company to maintain certain ratios and other measures of financial performance. See "Special Factors and Certain Considerations--Continuing Leverage."

  . Foreclosure and Bankruptcy Alternatives. The Company believes that any bankruptcy case other than the bankruptcy case contemplated pursuant to the Prepackaged Plan would have a material adverse effect on the Company, and its creditors and shareholders. Possible consequences from a failure of the Company to complete the Restructuring contemplated by the Prepackaged Plan include (i) potential substantial diminution in the value of the Company's assets, (ii) substantially higher costs for any alternative restructuring transaction, (iii) uncertainty regarding the amount of time needed to effectuate an alternative restructuring transaction, if any, (iv) interference and delay of payments to holders of the Outstanding Notes and other Claims, (v) disruption of the Company's efforts to increase its liquidity, (vi) potential forced liquidation of the Company's assets in distressed markets at substantially reduced values, and (vii) the failure of the holders of Outstanding Common Shares to receive anything. See "Special Factors and Certain Considerations--Foreclosure and Bankruptcy Alternatives."

  . Possible Further Decline of Real Estate Markets. Substantial declines in real estate markets over the last few years have had a material adverse impact on the Company. If the real estate markets decline further, the Company may not be able to meet its payment obligations under the New Senior Notes. See "Special Factors and Certain Considerations--Possible Further Decline of Real Estate Markets."

  . Disruption of the Company's Business. If the Restructuring is not consummated, it may be necessary for the Company to dispose of a material amount of assets in a depressed real estate market or to liquidate. See "Special Factors and Certain Considerations--Disruption of the Company's Business."

  . Considerations Relating to the Prepackaged Plan. A failure by an impaired class to accept the Prepackaged Plan may result in the "cramdown" of such class. Even if the Prepackaged Plan is accepted, there can be no assurances that it will be confirmed by the Bankruptcy Court. Should the Prepackaged Plan not be accepted, it may be necessary for the Company to file a case for reorganization under Chapter 11 or liquidation under Chapter 7, which may result in reduced distributions (or no distributions) to holders of Claims and Interests. See "Special Factors and Certain Considerations--Considerations Relating to the Prepackaged Plan."

  . Certain Bankruptcy Considerations if the Prepackaged Plan is Not Confirmed and the Restructuring is Not Otherwise Consummated. If the Prepackaged Plan is not confirmed, it may be necessary for the Company to be liquidated in a bankruptcy case, in which case the Claims and Interests would receive less than under the Prepackaged Plan, and while in a bankruptcy case, the Company may have insufficient operating cash. See "Special Factors and Certain Considerations--Certain Bankruptcy Considerations if the Prepackaged Plan Is Not Confirmed and the Restructuring is Not Otherwise Consummated."

  . Certain Consequences to Non-Voting Holders of Common Shares. If the Prepackaged Plan is confirmed, pursuant to the Reverse Stock Split, each
     33.33 Outstanding Common Shares will be converted into one New Common Share or, if the class of holders of Outstanding Common Shares rejects the Prepackaged Plan, the Outstanding Common Shares will be canceled, in each case, regardless of whether any particular holder of Outstanding Common Shares voted for the Prepackaged Plan. See "Special Factors and Certain Considerations--Certain Consequences to Non-Voting Holders of Common Shares."

  . Material Dilution of Common Equity. Pursuant to the Prepackaged Plan, a large number of New Common Shares will be issued to holders of Outstanding Notes, resulting in a substantial dilution of the equity ownership of the holders of Outstanding Common Shares. See "Special Factors And Certain Considerations--Material Dilution of Common Equity."

  . Risks Relating to the Projections. The Company has prepared projections of the cash flows of its business following the Restructuring, and such projections are inherently imprecise, based on numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Holders are cautioned not to place undue reliance on the projections. See "Special Factors And Certain Considerations--Risks Relating to the Projections."

  . Restricted Payments. The indenture governing the New Senior Notes will limit the Company's ability to make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of or in respect of any of its Common Shares. See "Special Factors and Certain Considerations--Restricted Payments."

  . Absence of Public Market. There can be no assurances that an active trading market for the New Senior Notes will develop and no assurance can be given as to the prices at which such securities may trade. In addition, the NYSE has notified the Company that it may commence delisting proceedings in respect of the Common Shares. If the Common Shares are delisted, there can be no assurance that the Company would be able to make alternative listing arrangements for the Common Shares, and the liquidity and price of the Common Shares could be adversely affected. See "Special Factors and Certain Considerations--Absence of Public Market."

  . Releases. Pursuant to the Prepackaged Plan, holders of Claims and Interests may elect to release certain Claims against the Company and others. See "Special Factors and Certain Considerations-- Releases."

  . Federal Income Tax Considerations. There can be no assurances that the Internal Revenue Service could not successfully take the position at some future time that the Company no longer qualifies for taxation as a REIT, in which case, the Company would be subject to federal income tax on its income (including capital gains). See "Special Factors and Certain Considerations--Federal Income Tax Considerations."

                  SUMMARY PROJECTED FINANCIAL INFORMATION

  In connection with the preparation of the Prepackaged Plan, financial projections were prepared in May 1995 by management of the Company in a manner consistent with the special purpose valuation reports prepared by Kenneth Leventhal and the valuations prepared by Houlihan Lokey, based on assumptions, considered reasonable by the management of the Company. These projections are summarized below. The projections assume that the Prepackaged Plan will be approved and implemented in accordance with its terms. The projections below are based on a number of assumptions, including, without limitation, assumptions relating to industry performance, general business and economic conditions and the assumption that excess cash flow will be used to prepay debt and not to pay dividends except to the extent required to retain REIT status, but were not prepared with any other specific business plan in mind. After the Effective Date, the reorganized Board of Trustees may adopt a different policy and business plan, and there can be no assurance that any of these assumptions will be met. The projections are only estimates, and actual results may vary materially from the projections. In addition, uncertainties that are inherent in the projections increase for later years in the projection period due to the increased difficulty associated with forecasting levels of economic activity and corporate performance at more distant points in the future. Holders are cautioned not to place undue reliance on the projections.

  The projections were not prepared with a view towards compliance with the published guidelines of the American Institute of Certified Public Accountants regarding financial projections, and have not been reviewed, examined or compiled by the Company's independent auditors or any other independent certified public accountants or by Houlihan Lokey or Kenneth Leventhal. The Company does not, in the ordinary course of business, prepare multi-year projections as to future revenues or earnings. Accordingly, the Company does not plan to update or otherwise revise the projections.

  For purposes of the projections below, the effective date of the Prepackaged Plan is assumed to occur as of September 30, 1995. The summary projections below are subject to the more detailed presentation set forth under "Financial Projections," and should be read together with the information contained in "Pro Forma Financial Information," "Accounting Treatment" and "Business" and the Company's financial statements referred to under "Additional Information Concerning the Company."

                 UNAUDITED PROJECTED OPERATING INFORMATION

                     FISCAL YEARS ENDED SEPTEMBER 30,
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                          1996    1997   1998    1999    2000
                                         ------- ------ ------- ------- -------
Income
Interest and fee income on mortgage
 loans.................................. $ 6,512 $6,517 $ 6,292 $ 5,860 $ 4,428
Net operating income from real estate
 owned..................................  21,856 23,252  24,113  24,376  25,816
Interest on short-term investments......     703    626     611     564     622
                                         ------- ------ ------- ------- -------
  Total Income..........................  29,071 30,395  31,016  30,800  30,866
                                         ------- ------ ------- ------- -------
Expenses
Interest................................  12,614 10,498   8,418   6,402   3,232
Depreciation and amortization on real
 estate owned...........................   7,892  7,997   7,805   7,971   8,309
Provision for losses....................       0      0       0       0       0
Other operating expenses................   3,200  3,000   2,900   2,800   2,700
                                         ------- ------ ------- ------- -------
  Total Expenses........................  23,706 21,495  19,123  17,173  14,241
                                         ------- ------ ------- ------- -------
Net Income.............................. $ 5,365 $8,900 $11,893 $13,627 $16,625
                                         ======= ====== ======= ======= =======
Dividend distributions.................. $     0 $    0 $ 2,368 $ 4,098 $ 7,011
                                         ======= ====== ======= ======= =======
Earnings per share (based upon
 11,226,215 shares outstanding)......... $  0.48 $ 0.79 $  1.06 $  1.21 $  1.48

               UNAUDITED PROJECTED BALANCE SHEET INFORMATION

                             AT SEPTEMBER 30,
                             (DOLLARS IN THOUSANDS)

                                      1996     1997     1998     1999     2000
                                    -------- -------- -------- -------- --------
Total Assets....................... $225,086 $216,578 $207,643 $198,259 $175,892
Total Liabilities..................  103,832   86,424   67,964   49,051   17,070
Total Shareholders' Equity.........  121,254  130,154  139,679  149,208  158,822

                  SUMMARY PRO FORMA FINANCIAL INFORMATION

  The following summary unaudited pro forma operating information for the year ended September 30, 1994, and the six months ended March 31, 1995, was prepared as if consummation of the Prepackaged Plan occurred at October 1, 1993. The summary unaudited pro forma balance sheet information as of March 31, 1995 was prepared as if the consummation of the Prepackaged Plan occurred as of March 31, 1995. The adjustments set forth under the caption "Proposed Reorganization" reflect the assumed effects of the Restructuring. The adjustments set forth under the caption "Fresh Start" reflect the assumed effects of the adoption of the fresh start accounting prescribed by SOP 90-7 (as hereafter defined). The summary unaudited pro forma information should be read in conjunction with the financial statements of the Company and the related notes thereto referred to under "Additional Information Concerning the Company" and management's discussion thereof contained elsewhere in this Disclosure Statement. See "Management's Discussion and Analysis of Financial Condition and Results of Operations." The summary unaudited pro forma information is not necessarily indicative of what the actual financial position or results of operations would have been at such times or for such periods, nor does it purport to represent the future financial results of the Company. Amounts below are stated in thousands of dollars.

                          YEAR ENDED SEPTEMBER 30, 1994    SIX MONTHS ENDED MARCH 31, 1995
                          ------------------------------- ------------------------------------
                                       PRO FORMA    PRO                 PRO FORMA      PRO
PRO FORMA OPERATING       HISTORICAL  ADJUSTMENTS  FORMA  HISTORICAL   ADJUSTMENTS    FORMA
INFORMATION:              ----------  ----------- ------- -----------  ------------  ---------
                                                    (UNAUDITED)
Total income............   $ 26,450     $   494   $25,956   $  14,304   ($   1,253)  $  13,051
                          ---------     -------   -------  ----------   ----------   ---------
Interest and operating
 expense................     37,840     (19,064)   18,776      22,030      (12,640)      9,390
Depreciation and
 amortization...........      5,840        (731)    5,109       3,486         (681)      2,805
Provision for losses....      2,000      (2,000)        0       3,000       (3,000)          0
Reorganization expenses,
 net....................      2,360      (2,360)        0       1,505       (1,505)          0
                          ---------     -------   -------  ----------   ----------   ---------
 Total expenses.........     48,040     (24,155)   23,885      30,021      (17,826)     12,195
                          ---------     -------   -------  ----------   ----------   ---------
Net income (loss).......  ($ 21,590)    $23,661   $ 2,071    ($15,717)   $  16,573      $  856
                          =========     =======   =======  ==========   ==========   =========

                                             AS AT MARCH 31, 1995
                                  --------------------------------------------
                                                PROPOSED     FRESH      PRO
PRO FORMA BALANCE SHEET           HISTORICAL REORGANIZATION  START     FORMA
INFORMATION:                      ---------- -------------- --------  --------
                                                  (UNAUDITED)
Total assets.....................  $366,948    ($ 61,873)   ($68,908) $236,167
Total liabilities................   362,632     (231,324)       (315)  130,993
Shareholders' equity.............     4,316      169,451     (68,593)  105,174

                 SUMMARY HISTORICAL FINANCIAL INFORMATION

  The following summary financial data for the five years ended September 30, 1994 are derived from the consolidated financial statements of the Company. The financial data for the six month periods endedMarch 31, 1995 and 1994 are derived from unaudited financial statements. The unaudited financial statements include all adjustments, consisting of normal recurring accruals, which the Company considers necessary for fair presentation of the financial position and the results of operations for these periods. Operating results for the six months ended March 31, 1995 are not necessarily indicative of the results that may be expected for the entire year ended September 30, 1995. The data should be read in conjunction with the consolidated financial statements and the related notes referred to in "Additional Information Concerning the Company" and the other financial information included herein.

                                                                            SIX MONTHS ENDED
                                   YEARS ENDED SEPTEMBER 30,                    MARCH 31,
                          ------------------------------------------------  ------------------
                            1990      1991      1992      1993      1994      1995      1994
                          --------  --------  --------  --------  --------  --------  --------
                                                                               (UNAUDITED)
                                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA
Total income............  $ 68,233  $ 56,253  $ 42,009  $ 38,342  $ 36,277  $ 19,776  $ 17,266
Interest and operating
 expenses...............    47,601    51,736    42,077    43,967    47,668    27,502    22,824
Depreciation and amorti-
 zation.................     2,391     3,062     4,470     5,500     5,839     3,486     2,833
Income (loss) before
 provision for losses,
 reorganization expenses
 and gain on sales
 of real estate.........    18,241     1,455    (4,538)  (11,125)  (17,230)  (11,212)   (8,391)
Provision for losses....    23,790    33,000    32,000    37,000     2,000     3,000        --
Reorganization expenses,
 net....................     5,051     4,352       934     5,844     2,360     1,505     1,417
Gain on sales of real
 estate.................       244       244        --        --        --        --        --
Net income (loss).......   (10,356)  (35,653)  (37,472)  (53,969)  (21,590)  (15,717)   (9,808)
PER SHARE DATA
Net loss................  ($   .94) ($  3.22) ($  3.38) ($  4.87) ($  1.92) ($  1.40) ($   .87)
Dividends declared (1)..       .45       -0-       -0-       -0-       -0-       -0-       -0-
Book value..............     15.23     12.01      8.63      3.71      1.79       .38      2.83
BALANCE SHEET DATA
Total assets............  $595,640  $514,754  $427,268  $353,874  $364,244  $366,948  $359,465
Invested assets.........   547,480   505,600   424,394   347,526   309,477   298,449   327,546
Allowance for losses....    10,792    14,707    19,353    11,808    13,430    11,031    11,050
Creditor Obligations....   403,884   374,000   312,000   290,000   290,000   290,000   290,000
Loans on equity invest-
 ment...................        --        --    15,515    17,572    17,593    17,593    17,593
Shareholders' equity....   168,717   133,064    95,592    41,623    20,033     4,316    31,815

- --------
(1)Dividends shown are those attributable to earnings for the period indicated.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  Tax Consequences to Creditors. Creditors whose Claims are not classified as a security for federal income tax purposes (a "Tax Security") will recognize taxable gain or loss on the exchange of such a Claim for cash or property. The Company expects the Prepackaged Plan to qualify as a "tax-free recapitalization," in which case holders of Tax Securities who receive New Common Shares, New Senior Notes, or both, will generally not recognize taxable gain or loss, subject to certain exceptions. Gain or loss recognized by a holder of a Claim may be capital or ordinary in character, depending on various factors, including each holder's individual circumstances. Payments made to qualifying creditors may be subject to backup withholding and such creditors may be required to provide general tax information to the Company. See "Certain Federal Income Tax Consequences--Tax Consequences to Creditors."

  REIT Status and Company Taxation. The Company will continue to elect to be taxed as a REIT under the Internal Revenue Code, and the Company intends to continue to operate in such a manner as to continue to qualify for taxation as a REIT under the relevant sections of the Internal Revenue Code. As long as the Company continues to qualify to be taxed as a REIT, it generally will not be subject to federal corporate income taxes on the portion of its ordinary income or capital gain that is distributed on a current basis to its shareholders. See "Certain Federal Income Tax Consequences--REIT Status and Taxation of Company Under the Prepackaged Plan."

  Additional Tax Consequences to the Company from the Prepackaged Plan. The Company's federal income tax returns reflect significant net operating loss carryovers. The Company's future use of those net operating loss carryovers will be limited by the application of Internal Revenue Code section 382, because the Prepackaged Plan will cause the Company to undergo an "ownership change." Subject to the above described limitations, the Company may generally elect to use its net operating loss carryover to reduce its REIT taxable income. The Company's use of its net operating loss carryovers to shelter its alternative minimum taxable income may be subject to separate limitations.

  As a result of the Prepackaged Plan, the Company's aggregate outstanding indebtedness will be reduced, causing the Company to realize cancellation of indebtedness income. The Company will be required to reduce its tax attributes, including its net operating loss carryovers, by the amount of the cancellation of indebtedness income, although it will not be required to include such income in its taxable income. See "Certain Federal Income Tax Consequences--Additional Tax Consequences to the Company from the Prepackaged Plan."

  For a more complete discussion of certain United States federal income tax consequences of consummation of the transactions contemplated by the Prepackaged Plan to holders and the Company, see "Certain Federal Income Tax Consequences."

                   SPECIAL FACTORS AND CERTAIN CONSIDERATIONS

  Holders should consider the factors set forth below, as well as the other information set forth in this Disclosure Statement, prior to determining whether to accept or reject the Prepackaged Plan.

FINANCIAL CONDITION OF THE COMPANY; LIQUIDITY

  The aggregate amount, including accrued but unpaid interest, owing on the Outstanding Notes as of May 31, 1995 is $322.9 million. Notwithstanding the uncured events of default under the Outstanding Note Indenture (as hereinafter defined), see "The Prepackaged Plan--Background of the Restructuring--Current Defaults," the Outstanding Notes have not been accelerated. As of May 31, 1995, the available cash of the Company was approximately $46.5 million. Consequently, the Company cannot pay amounts outstanding on the Outstanding Notes and anticipates that it will not receive sufficient cash from its operations or from the dispositions of assets to make the interest and principal payments scheduled for fiscal 1995 under the Outstanding Notes. Pursuant to the Restructuring, the Company does not anticipate making such principal or interest payments. Although the Outstanding Notes have not been accelerated, the holders of such notes or the Outstanding Note Trustee (as hereinafter defined) may determine at any time to accelerate such notes and exercise their rights and remedies, including the right to foreclose on the collateral, consisting of all of the assets of the Company, granted to them under the Outstanding Note Indenture and the Outstanding Collateral Agreement, based upon the existing events of default or otherwise. See "--Foreclosure and Bankruptcy Alternatives" and "--Possible Further Decline of Real Estate Markets" below.

CONTINUING LEVERAGE

  The Company is now highly leveraged and, although completion of the Restructuring will significantly reduce the Company's debt obligations, the Company will still have a substantial amount of debt after the Restructuring. See "Pro Forma Financial Information--Pro Forma Balance Sheet."

  The Company believes that, after giving effect to the Restructuring, the Company's cash flow from operations and cash on hand will be adequate to make the required payments of principal and interest on its debt, to make anticipated capital expenditures and to fund working capital requirements. See "Financial Projections." If the Company is unable, however, to generate sufficient cash flow from operations in the future, or if it fails to satisfy the financial tests under the New Senior Note Indenture (as hereinafter defined), it could face default on its restructured obligations.

  The leveraged nature of the Company's capital structure will have several important effects on the Company and its operations, including the following:
(i) the Company will continue to have significant cash requirements for debt service; (ii) the covenants and other restrictions contained in the New Senior
Note Indenture governing the New Senior Notes will limit the Company's ability to borrow additional funds; (iii) as a result of the Company's debt service requirements and restrictions on the incurrence of indebtedness imposed under the terms of the New Senior Note Indenture, funds available for capital expenditures may be limited; and (iv) the Company's ability to meet its debt service obligations and to reduce its total debt will be dependent upon its future performance, which, in turn, will be subject to general economic conditions and to financial, business and other factors affecting its operations and the real estate market, including many factors beyond its control.

FORECLOSURE AND BANKRUPTCY ALTERNATIVES

  As stated above, if the Restructuring is not effected, the Company will continue to be in default under the Outstanding Note Indenture. The Company does not anticipate that it will be able to address such default other than as contemplated by the Restructuring or through a nonconsensual bankruptcy filing. The holders of Outstanding Notes have certain rights and remedies, including the right to foreclose on the collateral granted in connection with the Prior Plan (as hereinafter defined) and the Outstanding Collateral Agreement (as hereinafter defined). This collateral constitutes all or substantially all of the Company's assets. If the Company does not receive the Requisite Plan Acceptances, it is likely that the Company will nonetheless be forced to file for reorganization under Chapter 11 of the Bankruptcy Code for the second time to avoid such foreclosure. The Company's range of enterprise going concern value and range of liquidation value are substantially less than the Company's current liabilities. As a result, there may be no way to avoid liquidation of some or all of the Company's assets and it is unlikely that the holders of Outstanding Notes and other Claims would receive payment in full on their obligations. In any case, it is unlikely that holders of Outstanding Common Shares would receive or retain anything in a foreclosure or non-prepackaged bankruptcy. The Company believes that any bankruptcy case, other than the bankruptcy case contemplated pursuant to the Prepackaged Plan, would have a material adverse effect on the Company, and its creditors and shareholders, including (i) potential substantial diminution in the value of the Company's assets, (ii) substantially higher costs of any alternative restructuring transaction, (iii) uncertainty regarding the amount of time needed to effectuate an alternative restructuring transaction, if any,
(iv) interference and delay of payments to holders of the Outstanding Notes and other Claims, (v) disruption of the Company's efforts to increase its liquidity, and (vi) potential forced liquidation of the Company's assets in distressed markets at substantially reduced values, with a resulting loss to creditors and others. In such a case, the Company believes that holders of Outstanding Common Shares are unlikely to receive anything from the Company or its assets.

POSSIBLE FURTHER DECLINE OF REAL ESTATE MARKETS

Recent volatility in the United States and foreign financial markets, as well as financial distress encountered by numerous real estate companies, has had an adverse effect on the value of real estate, including that owned by the Company. In addition, disruption in the market for "high yield" debt securities, continued focus by financial institution regulators on "highly leveraged transactions" and a general reduction in the availability of other sources of funding have negatively impacted real estate values. Notwithstanding management's efforts to reduce the Company's non-performing assets and to generate cash from dispositions of selected assets at favorable prices since the effective date of the 1991 Plan, the real estate markets have unexpectedly continued to decline and the current liquidation value of the Company's portfolio has continued to decrease. This situation is exacerbated as other participants in the commercial real estate market experience financial difficulty, increasing the prospect of additional excess supply of real estate for sale, often through "fire-sale" liquidations. For example, the following shows, as of the dates indicated, the amount (in thousands) at book value of non-earning loans (including in-substance foreclosures) and non-earning properties acquired through foreclosure and held for sale, and the non-earning loans and non-earning properties as a percentage of the Company's invested assets:

                                                  NON-EARNING LOANS AND PROPERTY
                                                     AS A PERCENT OF INVESTED
PERIOD ENDED                          AMOUNT                  ASSETS
- ------------                       -------------- ------------------------------
                                   (IN THOUSANDS)
March 31, 1995....................    $52,460                  17.6%
December 31, 1994.................     47,008                  15.2
September 30, 1994................     42,480                  13.7
June 30, 1994.....................     40,539                  13.1
March 31, 1994....................     44,909                  13.7
December 31, 1993.................     41,822                  12.3
September 30, 1993................     58,804                  16.9
June 30, 1993.....................     32,180                   8.5
March 31, 1993....................     29,562                   7.5
December 31, 1992.................     30,278                   7.5
September 30, 1992................     58,348                  13.8
June 30, 1992.....................     50,218                  11.2

  The Company's current projections assume that the overcapacity and illiquidity in the real estate markets will continue through 1995 with gradual improvements in 1996 and thereafter. See "Financial Projections." Notwithstanding the conclusion that the Restructuring as effected through the Prepackaged Plan is feasible, there can be no assurance that, even if the Restructuring is successful, payments in respect of the New Senior Notes can be made if the deterioration in the real estate market accelerates or continues longer than expected. ALTHOUGH THE COMPANY HAS ATTEMPTED TO PROJECT ACCURATELY ITS FUTURE CASH FLOWS (SUBJECT TO THE LIMITATIONS SET FORTH UNDER "FINANCIAL PROJECTIONS"), THERE IS A RISK THAT THE COMPANY MAY NOT BE ABLE TO MEET THE REPAYMENT TERMS OF THE NEW SENIOR NOTES OR PAY ANY DIVIDENDS ON THE COMMON SHARES. ADVERSE CONDITIONS, SUCH AS A FURTHER DOWNTURN IN THE REAL ESTATE MARKETS OR A "CREDIT CRUNCH" IN THE COMMERCIAL REAL ESTATE INDUSTRY OR OTHERWISE, ARE BEYOND THE ABILITY OF THE COMPANY, OR ANY OTHER ENTITY, TO PREDICT WITH ANY CERTAINTY AND MAY IMPACT THE COMPANY'S ABILITY TO REPAY THE NEW SENIOR NOTES AND TO PAY DIVIDENDS ON THE COMMON SHARES.

DISRUPTION OF THE COMPANY'S BUSINESS

  If the Restructuring is not consummated, it may be necessary for the Company to dispose of a material amount of assets. There can be no assurance that the Company can complete asset dispositions that will generate sufficient cash to repay the Outstanding Notes. The Company's ability to realize acceptable values on a short-term basis is severely limited by current market conditions, including the lack of available capital to prospective purchasers. More likely, if the Restructuring is not consummated, the Company would be liquidated and consequently, holders of Claims may not receive cash or securities of the same value and having as favorable terms as under the Prepackaged Plan, and holders of Outstanding Common Shares most likely would not receive or retain anything.

CONSIDERATIONS RELATING TO THE PREPACKAGED PLAN

  Risks Associated with Rejection of the Prepackaged Plan. Should the Company not receive sufficient acceptances to seek confirmation of the Prepackaged Plan by the Bankruptcy Court, the Company would be forced to seek alternative means of restructuring. The Company may be required to file a voluntary Chapter 11 petition for which a new plan of reorganization would need to be negotiated. As compared to the Prepackaged Plan, a non-prepackaged Chapter 11 case would likely be lengthier and result in significantly increased administrative expenses, a negative impact on cash flow and a corresponding reduction in the consideration received by holders of Claims and Interests.

  If a new plan of reorganization could not be confirmed within a reasonable amount of time, the Company might be forced into a liquidation under Chapter 7 of the Bankruptcy Code. In a Chapter 7 liquidation, based upon Kenneth Leventhal's estimate of liquidation value, the Company believes that (i) holders of Outstanding Notes would receive approximately 66.5%-75.8% of the value such holders would receive under the Prepackaged Plan and (ii) holders of Outstanding Common Shares would likely not receive any distribution. See "The Prepackaged Plan -- Confirmation of the Prepackaged Plan -- Chapter 7 Liquidation Analysis."

  Disruption of the Company's Business. The Company presently intends to commence the Reorganization Case in connection with the Prepackaged Plan. Although the Company anticipates that the Prepackaged Plan will shorten the period during which the Company must operate under Chapter 11, the Prepackaged Plan will still necessitate a bankruptcy filing and may not permit the Company to avoid some of the disruptions to the Company's business specified above. See "--Foreclosure and Bankruptcy Alternatives" above.

  Risk of Non-Confirmation of the Prepackaged Plan. Even if all classes of Claims and Interests accept or are deemed to have accepted the Prepackaged Plan, the Prepackaged Plan may not be confirmed by the Bankruptcy Court.
Section 1129 of the Bankruptcy Code requires, among other things, that confirmation of the Prepackaged Plan not be followed by a need for liquidation or further financial reorganization of the debtor (the "Feasibility Test"). Furthermore, the value of distributions to dissenting creditors and equity security holders may not be less than the value of distributions such creditors and shareholders would receive if the Company were liquidated under Chapter 7 of the Bankruptcy Code (the "Best Interests Test"). See "The Prepackaged Plan-- Confirmation of the Prepackaged Plan." Although the Company believes that the Prepackaged Plan will meet such tests, there can be no assurance that the Bankruptcy Court will reach the same conclusion.

  Additionally, this Solicitation for acceptances of the Prepackaged Plan must comply with the requirements of section 1126(b) of the Bankruptcy Code. In order to confirm the Prepackaged Plan, the Bankruptcy Court must determine that it was solicited in compliance with applicable non-bankruptcy law governing the adequacy of disclosure in connection with such Solicitation, including compliance with the federal securities laws. If the Bankruptcy Court were to find that this Solicitation was not in such compliance, acceptances received under the Solicitation could be invalidated. In such an event, the Company may be required to resolicit acceptances, and confirmation of the Prepackaged Plan could be delayed and possibly jeopardized. The Company believes that its Solicitation of acceptances of the Prepackaged Plan complies with the requirements of section 1126(b) of the Bankruptcy Code, that duly executed Ballots and Master Ballots will be in compliance with applicable provisions of the Bankruptcy Code, and that the Prepackaged Plan should be confirmed by the Bankruptcy Court, if the Requisite Plan Acceptances are received.

  There can be no assurance, however, that the Requisite Plan Acceptances will be received or that the Prepackaged Plan will ever be filed. Additionally, if the Prepackaged Plan is filed, there can be no assurance that modifications thereof will not be required for confirmation, or that such modifications would not result in a resolicitation of acceptances. Subject to the consent of the Principal Holders, the Prepackaged Plan may be modified without resolicitation if the Bankruptcy Court finds, after proper notice to affected creditors or other affected entities and a hearing, that such modifications do not adversely affect the treatment of any Holder who has not accepted the modification in writing.

  Nonconsensual Confirmation. If an impaired class does not vote to accept the Prepackaged Plan, the Bankruptcy Court may nonetheless confirm the Prepackaged Plan under the "cramdown" provisions of section 1129(b) of the Bankruptcy Code. In order to confirm the Prepackaged Plan using "cramdown" procedures, the Bankruptcy Court must determine that, in addition to satisfying all other requirements for confirmation, the Prepackaged Plan "does not discriminate unfairly" and is "fair and equitable" with respect to each impaired class that has not accepted the Prepackaged Plan and with respect to Class 6. If necessary, the Company intends to use "cramdown" procedures with respect to all non-accepting impaired classes, other than holders of Outstanding Notes. See "The Prepackaged Plan--Confirmation of the Prepackaged Plan--Nonconsensual Confirmation." The Company reserves the right to request nonconsensual confirmation of the Prepackaged Plan in the event any impaired class, other than the class of holders of Outstanding Notes, fails to vote to accept the Prepackaged Plan.

CERTAIN BANKRUPTCY CONSIDERATIONS IF THE PREPACKAGED PLAN IS NOT CONFIRMED AND THE RESTRUCTURING IS NOT OTHERWISE CONSUMMATED

  In addition to the material risks associated with any bankruptcy case and as discussed above in connection with the Prepackaged Plan, there may be additional risks to the Company and the holders of Claims and Interests if the Prepackaged Plan is not confirmed.

  Possible Liquidation. If the Prepackaged Plan is not confirmed and the Restructuring is not otherwise consummated, it is unclear what distributions the holders of Claims and Interests would receive in respect of their Claims or Interests. If an alternative reorganization could not be agreed to or confirmed through the use of "cramdown" procedures, it is possible that the Company would have to liquidate its assets under either Chapter 11 or Chapter 7 of the Bankruptcy Code, or that the holders of the Outstanding Notes may be allowed to foreclose their liens, in which cases the Company believes that holders of Claims and Interests would receive less than they would pursuant to the Prepackaged Plan. See "The Prepackaged Plan--Confirmation of the Prepackaged Plan--Best Interest of Creditors Test; Liquidation Value."

  Lack of Operating Cash. All assets, including all cash (other than cash contained in the Company's termination pay plan), of the Company are subject to the liens granted to the holders of Outstanding Notes. There can be no assurance that if the Company were to commence a bankruptcy case it would be able to use such cash or cash proceeds of other assets of the Company to operate during the pendency of such bankruptcy case. The Company would only be able to use cash if it obtains a cash collateral stipulation from the holders of the Outstanding Notes or if the Company obtains an order of the Bankruptcy Court. The Company does not currently have any arrangement with the holders of the Outstanding Notes regarding the use of cash collateral in any bankruptcy case, other than a case commenced in connection with the Prepackaged Plan, and there can be no assurance that the Company would be able to obtain such a stipulation or court order. If the Company is forced to seek a Bankruptcy Court order authorizing the use of cash collateral, it would require, among other things, litigation regarding valuation of the Company's assets and the provision for adequate protection for the Outstanding Notes holders' interest in the collateral securing the Outstanding Notes. Failure to obtain a cash collateral agreement or court order permitting the use of cash collateral may result in a liquidation of the Company.

CERTAIN CONSEQUENCES TO NON-VOTING HOLDERS OF COMMON SHARES

  If the Prepackaged Plan is confirmed, pursuant to the Reverse Stock Split, each 33.33 Outstanding Common Shares will be converted into one New Common Share or, if the class of holders of Outstanding Common Shares rejects the Prepackaged Plan, the Outstanding Common Shares will be canceled, in each case, regardless of whether any particular holder of Outstanding Common Shares voted for the Prepackaged Plan. The effectiveness of the Reverse Stock Split will be conditioned, among other things, upon effectiveness of the Prepackaged Plan. On the Effective Date, the Company will file the Amended and Restated Declaration of Trust effecting certain changes to the Company's current Declaration of Trust of the Company as amended through February 17, 1993 (the "Declaration of Trust"), including the Reverse Stock Split, with the State Department of Assessments and Taxation of Maryland.

MATERIAL DILUTION OF COMMON EQUITY

  Pursuant to the Prepackaged Plan, a large number of New Common Shares will be issued to holders of Outstanding Notes. Such issuance will result in a substantial dilution of the equity ownership of the holders of Outstanding Common Shares. Assuming the class of holders of Outstanding Common Shares votes to accept the Prepackaged Plan, the equity ownership of such holders will be reduced from 100% to 3% after the Restructuring. If the class of holders of Outstanding Common Shares does not vote to accept the Prepackaged Plan, all Outstanding Common Shares will be canceled and holders of Outstanding Common Shares will not receive or retain anything.

RISKS RELATING TO THE PROJECTIONS

  The Company has prepared projections of the cash flows of its business following the Restructuring. The Projections (as hereinafter defined) were based on numerous assumptions with respect to industry performance, general business and economic conditions and other matters, such as interest rates, building occupancy and overall real estate prices and conditions, that are beyond the Company's control. The Projections are only estimates, and actual results may vary materially from the Projections. In addition, uncertainties that are inherent in the Projections increase for later years in the projection period due to the increased difficulty associated with forecasting levels of economic activity and corporate performance at more distant points in the future. Holders are cautioned not to place undue reliance on the projections. See "Financial Projections."

RESTRICTED PAYMENTS

  The indenture governing the New Senior Notes will limit the Company's ability to declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of or in respect of any of its Common Shares or any preferred stock which may be issued by the Company, other than such declaration and making of dividend payments that the Company deems necessary to preserve its status as a REIT, unless the Consolidated Net Worth (as hereinafter defined) of the Company at the time of such payment and after giving effect thereto is at least $50 million; provided, however, that the Company shall in no event declare or make any such dividend payment or other distribution if a Default or Event of Default (collectively, as defined under the New Senior Note Indenture) has occurred and is continuing under the New Senior Note Indenture or purchase, redeem or otherwise acquire for value its Common Shares or any preferred stock of the Company, whether outstanding on the Effective Date or thereafter issued and outstanding, unless the Consolidated Net Worth of the Company at the time of such purchase, redemption or other acquisition and after giving effect thereto is at least $50 million; provided, however, that the Company shall in no event make any such purchase, redemption or other acquisition if a Default or Event of Default has occurred and is continuing. See "Description of New Senior Notes." To maintain the Company's REIT status under the Internal Revenue Code, the Company is required to distribute at least 95% of the Company's real estate investment trust taxable income, and certain other categories of income. However, the Company currently has substantial net operating loss carryforwards that will reduce the amount of distributions required under the Internal Revenue Code, to the extent available after giving effect to the limitations of section 382 of the Internal Revenue Code and the other effects of the Restructuring. See "Certain Federal Income Tax Consequences--REIT Status and Taxation of Company Under the Prepackaged Plan--Annual REIT Distribution Requirements."

ABSENCE OF PUBLIC MARKET

  There is no existing market for the New Senior Notes and the Company cannot determine the value of these securities. The New Senior Notes will not be listed on any national or regional exchange. No appraisal or independent valuation of such securities has been sought. Consequently, there can be no assurance that an active trading market for these securities will develop and no assurance can be given as to the prices at which such securities might trade. In particular, there can be no assurance that the market price for the New Senior Notes will be at or near the face amount of the New Senior Notes. The market for "high yield" securities, such as the New Senior Notes, has been volatile and unpredictable, which has had an adverse effect on the liquidity and prices for such securities.

  The Outstanding Common Shares are currently listed and traded on the NYSE and the PSE. In a letter dated November 29, 1994, the NYSE notified the Company that in light of the Company's present financial condition as well as its intention to file a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code, the NYSE is reviewing the continued listing of the Company. Although the Company is working with representatives of the NYSE to allow the Company to continue to be listed, there can be no assurance that the NYSE will not determine to commence a formal delisting action. If the Common Shares are delisted, the liquidity of the Common Shares and the price at which they may be resold would be adversely affected and there can be no assurance that the Common Shares will be eligible for listing on any other national or regional exchange or quotation on any market system.

RELEASES

  The Restructuring provides for the release of (i) certain claims which the Company may have against the Creditors' Committee, holders of Claims or Interests and their respective officers, directors, employees, members and professionals, and (ii) certain Claims which the Company and holders of Claims and Interests may have against the Company, the Creditors' Committee, the Principal Holders and any of their respective officers, directors, members and professionals. The Restructuring further provides that, to the extent that a holder of a Claim or Interest elects not to grant such a release and receive a release, such holder may elect to opt out of such releases in the space provided for such election on the Ballot for accepting or rejecting the Prepackaged Plan. See "The Prepackaged Plan--Summary of Other Provisions of the Prepackaged Plan--Releases."

FEDERAL INCOME TAX CONSIDERATIONS

  The Company will continue to elect to be taxed as a REIT under the Internal Revenue Code, and the Company intends to continue to operate in such a manner as to continue to qualify for taxation as a REIT under the relevant sections of the Internal Revenue Code following the consummation of the Prepackaged Plan. There can be no assurance, however, that the Internal Revenue Service could not successfully take the position at some future time that the Company no longer qualifies for taxation as a REIT. As long as the Company continues to qualify to be taxed as a REIT, it generally will not be subject to federal corporate income taxes on the portion of its ordinary income or capital gain that is currently distributed to its shareholders. In the event the Company were to no longer qualify for REIT taxation, it would be subject to federal income tax on its income (including capital gains).

  As a result of the Prepackaged Plan, the Company's aggregate outstanding indebtedness will be reduced, causing the Company to realize cancellation of indebtedness ("COD") income. The Company will not be required to include such COD income in its taxable income because the COD income will be realized pursuant to the Prepackaged Plan. Instead, the Company will be required to reduce its tax attributes, including its net operating loss carryovers, by the amount of the COD income realized pursuant to the Prepackaged Plan. The Company's federal income tax returns reflect significant net operating loss carryovers; those net operating loss carryovers will be reduced, as discussed above, by the Company's COD income. The Company's future use of its remaining net operating loss carryovers also will be limited by the application of Internal Revenue Code section 382 because the Prepackaged Plan will cause the Company to undergo an "ownership change." Subject to the Internal Revenue Code section 382 limitations, the Company may generally elect to use its net operating loss carryovers to reduce its REIT taxable income, thereby reducing the amount of its required dividend distributions to the Company's shareholders.

  See "Certain Federal Income Tax Consequences" for a more complete discussion of certain federal income tax consequences pursuant to the Prepackaged Plan.

                              THE PREPACKAGED PLAN

  A copy of the Prepackaged Plan is included in this Disclosure Statement as Annex A. The following summary of the material provisions of the Prepackaged Plan is qualified in its entirety by reference to all of the provisions of the Prepackaged Plan, including the definitions therein of certain terms used below.

BACKGROUND OF THE RESTRUCTURING

  Previous Chapter 11 Reorganization. On April 12, 1990, the Company filed a voluntary petition for reorganization under Chapter 11 in the Bankruptcy Court. Following the Chapter 11 filing, the United States Trustee appointed the Creditors' Committee and the Equity Committee. On November 21, 1990, the 1991 Plan proposed by the Company, the Creditors' Committee and the Equity Committee was filed with the Bankruptcy Court. The 1991 Plan was confirmed by the Bankruptcy Court on February 27, 1991.

  The 1991 Plan provided that the holders of the Company's outstanding debt would receive installment payments through June 30, 1995, subject to the right of the Company to defer payment of certain amounts for up to 24 months or until December 31, 1995, when all deferred payments would be due. Interest was payable initially at the reference rate of Bank of America plus one percent, increasing by 0.25% every six months, with interest on deferred amounts accruing at the adjusted rate plus two percent. The 1991 Plan also included certain financial, affirmative and negative covenants.

  The forecast on which the 1991 Plan was based assumed that real estate markets would begin to improve in fiscal 1992. However, the markets continued to deteriorate significantly and the Company was in danger of imminent default. Despite these conditions, the Company was able to make all required interest payments and to exceed the required amortization payments, reducing its debt to $329 million by January 3, 1992, primarily by liquidating Company assets at substantial discounts from their acquisition cost. Due to the continued deterioration of real estate markets, however, the Company could not meet a required amortization payment on June 30, 1992, which required the Company to reduce its debt to $291,250,000, taking into account deferrals permitted under the 1991 Plan. The Company was also unable to meet the financial covenants of the 1991 Plan.

  By 1992, the Company had redirected its focus to adjust its operations to then-prevailing market conditions. Management focused efforts on generating sufficient liquidity through active, asset-specific management of the Company's asset portfolio to meet payments required by the 1991 Plan, while at the same time attempting to maximize shareholder value. The Company also attempted to raise cash through structured financings such as asset securitizations, but was unable to complete a financing transaction. Despite such efforts, in light of the impending June 30, 1992, interest and principal payments, which aggregated, approximately $44.4 million under the 1991 Plan, and the continued stagnation in the real estate market in late 1991 and early 1992, the Company elected to defer a portion of the principal payment and limit future interest payments in the hope that United States real estate markets would improve sufficiently to enable the Company to meet its debt service requirements. This was accomplished by the 1992 Restructuring. See "--The 1992 Restructuring" below.

  The 1992 Restructuring. Commencing in the first quarter of fiscal 1992, the Company and the Creditors' Committee discussed a rescheduling of the Company's debt obligations under the 1991 Plan. Through the third quarter of fiscal 1992, the Company negotiated with the Creditors' Committee to develop a prudent rescheduling of such debt. On June 15, 1992, the Company commenced a Solicitation of acceptances to certain modifications (the "1992 Modifications") to the debt obligations of the Company. On July 15, 1992, the Company completed the 1992 Restructuring.

  Pursuant to the 1992 Restructuring, the outstanding debt was restructured through the issuance of the Outstanding Notes. The 1992 Restructuring, among other things, (i) increased the amount of principal that could be deferred (while retaining the final payment date due for deferred payments at December 31, 1995),

(ii) extended the permitted repayment period of such deferred amounts from 24 months to 30 months from the date a deferral is utilized, (iii) established a limit on the maximum rate of interest to be paid in cash on a current basis at 9% through June 30, 1994, with any excess interest being accrued and paid at December 31, 1995, (iv) changed certain required financial covenants to reflect the then-existing financial condition of the Company and then-existing real estate market conditions, (v) provided for the release of collateral for certain financings by the Company upon approval of the holders of 66 2/3% of the Outstanding Notes, and (vi) provided for the payment of additional consideration to the holders of the Outstanding Notes equal to one percent of the principal amount of the Outstanding Notes, payable in four semi-annual installments commencing on the date the 1992 Restructuring became effective.


  Pursuant to the 1992 Restructuring, the Company (i) entered into an indenture providing for the issuance of the Outstanding Notes (the "Outstanding Note Indenture") with Wilmington Trust Company, as trustee (the "Outstanding Note Trustee"), (ii) entered into a second amendment to the Collateral and Security Agreement dated as of February 21, 1991 (as amended, the "Outstanding Collateral Agreement"), and (iii) amended the 1991 Plan (as amended pursuant to the 1992 Restructuring, the "Prior Plan").

  The Outstanding Notes. The aggregate principal amount of the Outstanding Notes is $290 million. The Outstanding Notes provide for semi-annual payments of principal on June 30 and December 31 of each year until June 30, 1995, when all undeferred principal is due. The Company has the right to defer certain principal payments for up to 30 months, until December 31, 1995, at which time all deferred amounts are due. The Outstanding Notes provide for interest payments on March 31, June 30, September 30 and December 31 of each year. The interest rate on the Outstanding Notes is determined on the same basis as under the 1991 Plan. The current rate on the Outstanding Notes is the reference rate plus 4.0% (13.0%) increasing to the reference rate plus 4.25% on July 1, 1995, (the "Adjusted Rate"). Interest on deferred principal is payable at the Adjusted Rate plus two percent. The Outstanding Note Indenture also contains certain financial, affirmative and negative covenants. For a description of the Outstanding Notes, see "Description of Outstanding Notes."

  Current Defaults. The financial projections on which the 1992 Restructuring was based assumed that the real estate markets would stop or slow their decline by 1993 and show some improvement in 1994. Instead, since the effective date of the 1992 Restructuring, the real estate markets have failed to improve in any significant way. The Company's business operations, including its ongoing efforts to refinance and sell property, have not generated cash flow sufficient to service the Outstanding Notes during the fiscal years ended September 30, 1993 and 1994. Because its operating income had declined due to the continued deterioration of the real estate markets, the Company was not able to make a required $20 million principal payment on June 30, 1993. The Company's failure to make that payment constituted an event of default under the Outstanding Note Indenture. In addition, the Company failed to meet certain ratios set forth in the financial covenants in the Outstanding Note Indenture as of March 31, June 30 and September 30, 1993, which constituted additional events of default.

  Beginning with the payments due on December 31, 1993, the Company suspended all payments due in respect of the Outstanding Notes. By March 31, 1995, the Company had defaulted in the payment of $152.6 million of principal and $51.3 million in interest. The Company currently has no agreement with any holders of Outstanding Notes that suspend its obligations to pay interest, principal or other amounts due in respect of the Outstanding Notes. Because the Company did not make the required payments during the period from June 30, 1993 through March 31, 1995, as of March 31, 1995, the Company held approximately $70.7 million in available cash. Pursuant to the Agreement of Understanding, on April 11, 1995, the Company paid $25.0 million in accrued interest on the Outstanding Notes, with such payment to be credited against the cash payment of at least $50 million to be made to the holders of the Outstanding Notes pursuant to the Prepackaged Plan. The Company does not currently plan to make any further principal or interest payments in respect of the Outstanding Notes prior to the Effective Date.

  Notwithstanding the uncured events of default under the Outstanding Note Indenture, the Outstanding Notes have not been accelerated. On July 2, 1993, holders of approximately 81% of the Outstanding Notes agreed not to accelerate the Outstanding Notes during a defined standstill period (the "Standstill Period") initially expiring July 31, 1993. The Standstill Period was extended on August 3, August 20, September 23, October 5 and November 23, 1993. On December 3, 1993, the Standstill Period expired. On or about December 8, 1993, the Outstanding Note Trustee and the collateral agent under the Outstanding Collateral Agreement (the "Outstanding Collateral Agent") notified the Company's bank of the existence of the Outstanding Note Trustee's security interest in the Company's deposit accounts and instructed the bank to freeze the Company's cash until otherwise instructed by the Outstanding Note Trustee. Since that date, the Company has administered its cash on an ad hoc basis, with all use of cash subject to review and approval by the Outstanding Note Trustee. On or about February 3, 1994, the Company, the Outstanding Note Trustee and the Outstanding Collateral Agent reached a further understanding regarding the Company's use of cash and administration of its assets in the absence of a new or extended Standstill Period. Pursuant to the understanding, which is terminable at will by the Outstanding Note Trustee or the Outstanding Collateral Agent without the consent of the holders of the Outstanding Notes, the Company has been permitted to continue to use its cash on an ad hoc basis, subject to Outstanding Note Trustee and Outstanding Collateral Agent approval, and to administer its assets as if no default had occurred and was continuing.

  In May 1994, the Company's bank notified the Company that it intended to close all of the Company's operating accounts with the bank on May 31, 1994. Consequently, the Company established new operating accounts at Wilmington Trust Company and transferred all of its bank balances to such accounts. Concurrently, the Company and the Outstanding Note Trustee entered into a First Supplemental Indenture, dated as of May 25, 1994, amending the Outstanding Note Indenture to provide for the new accounts. The Company also entered into a Deposit Account Security Agreement relating to such accounts and supplemented the February operating arrangement with the Outstanding Note Trustee and the Outstanding Collateral Agent to provide for the new accounts. Although the Company has entered into the First Supplemental Indenture and amended its operating arrangement with the Outstanding Note Trustee and the Outstanding Collateral Agent, there can be no assurance that the Outstanding Note Trustee or Outstanding Collateral Agent will not terminate the amended operating arrangement or take further or other remedial or enforcement action with respect to the Company's bank accounts or other properties, including acceleration of the Outstanding Notes and foreclosure. In the event of such an acceleration and foreclosure, holders of Outstanding Notes might not receive cash or securities of the same value or having as favorable terms as under the Prepackaged Plan, and holders of Outstanding Common Shares might not receive or retain anything.

  Development of the Current Restructuring. During December 1992, it became apparent to the Company that the Company's projected cash flow would not be adequate to meet its debt obligations in the future. Thus, the Company began to consider possible restructuring options for its debt obligations. In considering possible restructuring options, the Company's goals were (i) to survive as a going concern and preserve the Company as a real estate investment vehicle so that the Company's shareholders could enjoy the benefits of an improved or stabilized real estate market, and (ii) to substantially de-leverage the capital structure of the Company.

  In January of 1993, the Company began the process of selecting a financial advisor to assist the Company in formulating the Restructuring. In late January and early February of 1993, the Company's management interviewed several potential financial advisors. On February 11, 1993, the Company retained Houlihan Lokey to act as the Company's financial advisor in connection with the Restructuring.

  In February of 1993, the Company contacted the Creditors' Committee to apprise it and the Creditors' Committee Advisors of the Company's forecasted difficulties. During that same month, the Company and Houlihan Lokey met with the Creditors' Committee and the Creditors' Committee Advisors to discuss the Company's condition and prospects. Thereafter, commencing in March of 1993 and continuing through August of 1993, the Company and the Creditors' Committee and the Creditors' Committee Advisors negotiated regarding a restructuring of the Company. During that same time period, from time to time the Company and its counsel apprised the Equity Committee and its advisors concerning the status of negotiations regarding the restructuring efforts.

  While the Company was negotiating with the Creditors' Committee, the Company and Houlihan Lokey also met with several prospective investors and acquirors to discuss possible third-party investment in or sale of the Company. Although several potential third-party investors and acquirors were offered an opportunity to propose restructuring alternatives, only three Interested Groups made proposals to the Company and the Creditors' Committee.

  On April 8, 1993, the first Interested Group met with the Company's management and Houlihan Lokey to discuss a restructuring proposal that valued the Company at approximately $190 million. The Company believed this value to be too low to pursue.

  On May 20, 1993, the second Interested Group submitted a proposal to recapitalize the Company wherein the group would contribute cash and equity in exchange for a 20% ownership interest in the Company and an 80% ownership interest in a new partnership in which the second Interested Group would hold a 1% general partner interest and a 79% limited partner interest, while the Company would hold a 20% limited partner interest. On July 12, 1993, the second Interested Group submitted a second proposal that valued the Company at $220 million. This proposal contemplated the exchange of the Outstanding Notes for $120 million of new senior secured notes and new common stock of the reorganized Company in an amount to be negotiated with the Company's shareholders.

  On the following day, the third Interested Group submitted a proposal that valued the Company at $220 million. This proposal contemplated the purchase by the third Investor Group of 6 million newly issued shares of the reorganized Company's common stock for an aggregate purchase price of $60 million, subject to, among other things, the following conditions: (i) the obligations represented by the Outstanding Notes would be reduced to $100 million, such new debt to be represented by a new debenture with a market value of $100 million;
(ii) the balance of the Company's creditor obligations and all outstanding shares of common stock would be exchanged for an aggregate of 12 million shares of the reorganized Company's common stock; (iii) the issuance of five-year options to purchase common stock of the reorganized Company sufficient to allow the third Interested Group's aggregate ownership to equal 51% of the reorganized Company's fully diluted equity; and (iv) the consummation of the foregoing transactions through a prepackaged plan of reorganization.

  After reviewing the terms of these proposals, the Creditors' Committee advised the Company that the offers were not acceptable because the Creditors' Committee did not believe that it was in the best interests of the Company's creditors to pursue such third-party participation. The Creditors' Committee's belief was based on its opinion that the proposals reflected valuations of the Company that were lower than the value placed on the Company by the Creditors' Committee and were substantially below the amount of the Outstanding Notes. As a result, the Company suspended the solicitation of potential third-party investors or acquirors.

  During April, May and June of 1993, Houlihan Lokey made numerous presentations to the Creditors' Committee designed to focus the Creditors' Committee on restructuring proposals that would be consistent with the Company's restructuring goals. After each presentation, however, the Creditors' Committee, a majority in interest of which was comprised of institutional lenders, indicated only that it would review and analyze the materials presented by Houlihan Lokey in determining its negotiating position regarding a restructuring.

  On April 8, 1993, Houlihan Lokey made a presentation to the Creditors' Committee that included (i) an overview of the REIT industry that set forth a performance survey of secondary offerings, dividend yields for predominantly mortgage and equity REITs during the period between February 14, 1992 and April 2, 1993, the historic average annual total returns for equity, mortgage and hybrid REITs, and a comparison of leverage within the REIT industry, (ii) an overview of the Company that included a description of the Company's investment portfolio and summaries of the Company's loan collateral and equity properties by type, and (iii) an overview of the Company's investment portfolio sorted by investment number, loan and book balance, state and investment type.

  On May 13, 1993, Houlihan Lokey made a presentation to the Creditors' Committee that included (i) a discussion regarding the Company's objective to effect a consensual financial restructuring of the Company that maximizes value for all constituents and the alternative general financing and monetization structures available to achieve the Company's objective, (ii) a financial overview of the Company that set forth a consolidated cash flow projection and reviews of the Company's portfolio by property type, asset classification, and geographic location, (iii) a preliminary portfolio and enterprise valuation by asset grade, (iv) an overview of capital markets for REITs that set forth performance surveys for initial public offerings and secondary offerings, (v) a REIT industry analysis that set forth an overview of dividend yields, and (vi) an overview of two possible internal restructuring scenarios where the Outstanding Notes would be exchanged for either common stock or common stock and new notes.


  On June 14, 1993, Houlihan Lokey made a presentation to the Creditors' Committee that included (i) the status of discussions with potential third-party investors and acquirors, (ii) an analysis of the second Interested Group's proposal, (iii) a discussion regarding whether the capital markets would embrace the Company's equity, (iv) a discussion regarding general issues related to creditors' "desired" debt load, and (v) an internal restructuring term sheet proposed by the Company that contemplated an exchange of the Outstanding Notes for $100 million in new senior secured notes, $35 million in new subordinated notes and 80% of the common stock of the reorganized Company.

  On June 24, 1993, Houlihan Lokey made a presentation to the Creditors' Committee that included (i) an occupancy analysis that set forth the current and projected occupancy levels for all loan and equity properties for the years 1993 through 1997, (ii) an internal restructuring summary term sheet proposed by the Company pursuant to which the Outstanding Notes would be exchanged for $100 million of new senior secured notes, up to $100 million in 4% perpetual preferred stock, and 75% to 87.5% of the common stock of the reorganized Company, and (iii) a cash flow model for the internal restructuring summary term sheet that included a financial restructuring summary, a summary balance sheet, a summary income statement and a summary cash flow statement.

  In early August of 1993, the Equity Committee's financial advisor (the "Equity Committee's Advisor") commenced a preliminary review of the valuation analysis performed by Houlihan Lokey. In connection therewith, beginning in August of 1993 and continuing throughout the course of negotiations, the Company and Houlihan Lokey provided the Equity Committee's Advisor with, among other things, (i) a financial overview of the Company and its investment portfolio, (ii) an overview and analysis of the REIT industry and the capital markets for REITs, (iii) overviews of possible internal restructuring proposals, (iv) summaries and analyses of restructuring proposals submitted by third-party investors, (v) due diligence books, prepared by Houlihan Lokey, that were provided to prospective third-party investors which included property and collateral descriptions, cash flow forecasts, lease summaries, photographs of property, historical operating statements and consolidated Company cash flow forecasts, (vi) narrative written summaries for each asset that reviewed the initial funding date, current book value, interest rate terms (if applicable), description and location of collateral or equity investment, leasing and property management information, latest available leasing summaries, five-year cash flow projections, latest appraisals (if conducted), summary and actual operating statements of collateral or equity investment and photographs of property, and (vii) other analyses as requested by the Equity Committee's Advisor.

  On or about August 10, 1993, after extensive negotiations, the Company and the Creditors' Committee agreed to the broad outlines of a proposed restructuring, subject to approval by the Board of Trustees. Pursuant to the terms of the restructuring proposal, the Outstanding Notes would be exchanged for approximately $195 million of new senior secured notes and common stock representing approximately 85% of the equity of the reorganized Company. The restructuring proposal anticipated that the new notes would be issued in two series: $120 million of 7% notes maturing in 2003 with scheduled annual principal amortization, and approximately $75 million in additional notes payable principally from available cash flow. In addition, the restructuring proposal provided for the payment by the Company on September 30, 1993, of all outstanding restructuring fees relating to the 1992 Restructuring and the interest due on the Outstanding

Notes, with interest to accrue thereafter on the Outstanding Notes at 7%. Interest accruing through March 31, 1994, would be added to the principal of the new cash flow notes and any interest accruing after March 31, 1994, would be paid at closing. Although existing holders of the Company's Outstanding Common Shares would have retained 15% of the equity of the restructured Company under this restructuring proposal, the Company's remaining debt level under this proposal would have been greater than the debt levels thought desirable by the Company. Moreover, the amortization schedule, required cash sweeps and restrictions on dividends and other payments to shareholders would have essentially required an orderly liquidation of the Company.

  At a meeting of the Board of Trustees held on August 18, 1993, the Board of Trustees unanimously agreed to pursue the 1993 Agreement in Principle set forth in the August Term Sheet, subject to a number of conditions including, among other things, the receipt by the Company of written indications of support from members of the Creditors' Committee and additional holders of sufficient Outstanding Notes to effect the restructuring through either a prepackaged or prearranged plan of reorganization under Chapter 11.

  Upon the approval of the terms of the 1993 Agreement in Principle, on August 19, 1993, the Company announced that it had reached a non-binding conditional agreement in principle with the Creditors' Committee to restructure the indebtedness represented by the Outstanding Notes. The Company also announced that the standstill arrangement with its creditors (which had expired on August 16, 1993) had been extended conditionally to September 16, 1993.

  After the terms of the 1993 Agreement in Principle were announced, trading in the Outstanding Notes increased substantially. By December of 1993, in excess of 50% of the principal amount of the Outstanding Notes had traded. Included in the Outstanding Notes initially traded were all of the Outstanding Notes held by two members of the Creditors' Committee who had not been in favor of the 1993 Agreement in Principle. Consequently, these two members no longer held any claims against the Company and resigned from the Creditors' Committee.

  In early September of 1993, the Principal Holders requested to be named to the Creditors' Committee and receive financial and operating information relating to the Company. On September 21, 1993, the Creditors' Committee met with the Principal Holders to discuss the restructuring of the Company and the Principal Holders' request to become members of the Creditors' Committee. As a result of that meeting, the three then-remaining members of the Creditors' Committee did not grant committee membership to the Principal Holders but acquiesced in the Company's delivery of confidential information to the Principal Holders. Thus, on September 21, 1993, the Principal Holders signed confidentiality agreements with the Company and commenced a due diligence review of financial and other information regarding the Company.

  By October 22, 1993, the Equity Committee's Advisors had completed their preliminary review of Houlihan Lokey's valuation analysis. As a result of its review, the Equity Committee decided a more detailed analysis of Houlihan Lokey's valuation was required. The Equity Committee's Advisor believed that Houlihan Lokey's valuation may have undervalued the Company's assets because
(i) Houlihan Lokey used discount and capitalization rates that allegedly were higher than industry norms, and (ii) its discounted consolidated cash flow analysis allegedly underestimated the time value of potential cash flows to investors in years one through five. Thus, at the Equity Committee's request, the Equity Committee's Advisor commenced its own valuation of the Company based upon a limited review of ten of the Company's larger properties. In connection therewith, the Company agreed to pay certain fees and costs of the Equity Committee's Advisor's valuation.

  In November 1993, the Principal Holders retained the Principal Holders' Advisor to evaluate the alternatives available to the Company's creditors, analyze the cash flows and values of the Company's portfolio, participate in talks with the Company and its creditors and evaluate the proposals submitted by the Interested Groups. In connection with such engagement, the Company agreed to pay the Principal Holders' Advisor's fees, which were expected to be at least $300,000. On November 3, 1993, the Principal Holders' Advisor signed a confidentiality agreement with the Company and commenced a review of the Company's assets.

  By November of 1993, one of the three remaining members of the Creditors' Committee had sold all of its Outstanding Notes, part to one of the other Creditors' Committee members and the balance to other persons. These sales left the Creditors' Committee with two members, one of whom was the Major Holder who held in excess of 33 1/3% of the Outstanding Notes.

  By the end of November 1993, the Company had still not received written indications of support for the 1993 Agreement in Principle from any holders of Outstanding Notes. Thereafter, the Company suspended all actions to implement the terms of the 1993 Agreement in Principle and resumed responding to inquiries from third parties regarding participation in a restructuring of the Company.

  In early December of 1993, the Principal Holders' Advisor presented an oral analysis that included a valuation of the Company at approximately $230 million, an amount below the values thought reasonable at the time by the Company and the two remaining members of the Creditors' Committee. The Company was not provided with any written report or analysis by the Principal Holders' Advisors. Throughout December of 1993 and January of 1994, the Company attempted to bridge the gap in valuations placed on the Company by the various creditor groups, but was ultimately unsuccessful.

  On December 3, 1993, representatives from the Principal Holders, the Principal Holders' Advisor, the Major Holder and legal counsel for the Creditors' Committee met to discuss the possible options for the restructuring of the Company's debt obligations. The Major Holder favored a restructuring under which the Company would maintain a substantial amount of debt. The Principal Holders, on the other hand, favored a restructuring under which the Company would be substantially de-leveraged. The meeting ended without resolving the differences in the respective restructuring approaches favored by the Major Holder and the Principal Holders.

  Subsequent to that meeting, the Major Holder decided that it wanted the Company to file a voluntary petition for bankruptcy by the end of the year in order to prevent an alleged loss of tax benefits arising from the Company's net operating losses (the "NOLs"). The Company disagreed with the Major Holder and rejected the Major Holder's demand that it file a voluntary bankruptcy petition. Thus, the Major Holder attempted to force a Chapter 11 filing by, among other things, demanding that the Outstanding Collateral Agent take action to preserve and protect the collateral securing the Company's debt, and suggesting that the Outstanding Collateral Agent freeze the Company's bank accounts. Consequently, the Outstanding Note Trustee and the Outstanding Collateral Agent notified the Company's bank of the existence of the Outstanding Note Trustee's security interest in the Company's deposit accounts at the bank and instructed the bank to freeze the Company's cash until otherwise instructed by the Outstanding Note Trustee. Thus, on December 8, 1993, the Outstanding Collateral Agent took action to freeze the Company's accounts at the Company's bank. Since that date, the Company has administered its cash on an ad hoc basis, with all use of cash subject to review and approval by the Outstanding Note Trustee. On or about February 3, 1994, the Company, the Outstanding Note Trustee and the Outstanding Collateral Agent reached a further understanding regarding the Company's use of cash and administration of its assets in the absence of a new or extended Standstill Period. Pursuant to the understanding, which is terminable at will by the Outstanding Note Trustee or the Outstanding Collateral Agent without the consent of the holders of the Outstanding Notes, the Company has been permitted to continue to use its cash on an ad hoc basis, subject to Outstanding Note Trustee and Outstanding Collateral Agent approval, and to administer its assets as if no default had occurred and was continuing. See "The Prepackaged Plan-- Background of the Restructuring--Current Defaults."

  At a special meeting of the Board of Trustees held on December 9, 1993, Houlihan Lokey reported that the Major Holder and the Principal Holders currently had many irreconcilable differences as to how the restructuring of the Company should be handled. Houlihan Lokey then outlined the different positions being taken by the Major Holder and the Principal Holders. Furthermore, Mr. Strong, the Company's Chief Executive Officer, reported that the restructuring efforts were in turmoil and that a meeting had been scheduled for December 13, 1993, to get things "back on track." He further stated that at the meeting, it was the Company's intent to try to convince the Major Holder and the Principal Holders to agree to some kind of compromise so that the Company could continue to operate its business while a consensual restructuring was being pursued.

  At the meeting on December 13, 1993, the Major Holder submitted a restructuring proposal that provided that the Outstanding Notes would be exchanged for more than $140 million in new senior secured notes and 100% of the common stock of the reorganized Company, and the Company's existing shareholders would receive warrants to purchase common stock of the reorganized Company.

  At a meeting of the Board of Trustees held on December 15, 1993, Houlihan Lokey and the Company's legal counsel, Milbank, Tweed, Hadley & McCloy ("Milbank") reported on the results of the meeting with the creditors and other interested parties held on December 13, 1993, and reviewed the provisions of a draft term sheet, dated December 14, 1993, prepared by the Company based on the terms and conditions of the Major Holder's December 13, 1993, proposal. A lengthy discussion ensued as to the negotiating stance the Company might assume in connection with the various provisions of the term sheet in order to preserve those concepts in the Major Holder's proposal that the Company considered to be most important to the Company and its shareholders, such as reducing the Company's debt level and the participation by the existing shareholders in the equity of the reorganized Company. The trustees also noted that their approval would be required on any agreement reached as a result of any negotiations regarding the draft term sheet.

  During this time period while the Company was attempting to restructure its obligations, the Company continued to operate, even though it was in default, due to the lack of foreclosure action by the Outstanding Note Trustee. The Outstanding Note Trustee failed to foreclose because it was receiving conflicting orders from the Major Holder and the Principal Holders, who could not agree on the capital structure of the Company to be attained by a restructuring.

  At a meeting of the Board of Trustees held on January 10, 1994, Milbank reported that the creditors were still split primarily into two camps: the Principal Holders, who preferred a substantially de-leveraged Company, and the Major Holder, who preferred substantial levels of senior debt. At a meeting of the Board of Trustees held on February 9, 1994, Mr. Strong reported that nothing had changed regarding the impasse between the Major Holder and the Principal Holders regarding the financial restructuring, and that the only progress made was that the two groups had met on several occasions.

  Throughout the second and third quarters of fiscal 1994, the Company's management and advisors continued discussions with the Major Holder and the Principal Holders (who, as of March 31, 1994, held 32.9% of the Outstanding Notes) and their representatives to explore various alternatives for restructuring the Outstanding Notes that would resolve the impasse between the Major Holder and the Principal Holders.

  In March of 1994, the Principal Holders requested that the Company agree to pay certain fees and expenses of legal counsel to the Principal Holders. The Company agreed and, on or about March 17, 1994, the Principal Holders retained O'Melveny & Myers to act as their legal counsel in connection with any proposed restructuring.

  At a meeting of the Board of Trustees held on April 20, 1994, the Board of Trustees considered (i) the April 1994 Proposal, which was based on a court-approved valuation of the Company (assumed to be $230 million) and provided that (a) the Bankruptcy Court would determine the value of the Company, (b) holders of the Outstanding Notes would receive new senior secured notes convertible to common stock of the reorganized Company in an aggregate principal amount equal to the court-approved value of the Company, (c) the remaining principal amount of the Outstanding Notes would become unsecured claims, (d) the holders of unsecured claims would receive nothing, (e) the existing Common Shares would be cancelled, and (f) the Principal Holders would enter into a sharing agreement with the existing shareholders pursuant to which the Principal Holders would convert their new senior secured notes into shares representing 100% of the common stock and give 4% of such stock to the existing shareholders, (ii) a restructuring term sheet, dated April 11, 1994, proposed by the Major Holder, under which the Major Holder's Outstanding Notes would be exchanged for approximately $99.4 million of new senior secured notes (which would enjoy the benefit of restricted covenants that would prevent the distribution of cash to shareholders until such notes have been repaid) and all other Holders' Outstanding Notes would be exchanged for 100% of the common stock of the reorganized Company, and the existing shareholders would receive warrants to purchase new common shares representing, in the aggregate, 6% of the fully diluted common stock of the reorganized Company, (iii) an analysis of the two term sheets, dated April 19, 1994, prepared by Houlihan Lokey, that set forth, among other things, a summary of the terms of each proposal, a description of the assumptions used, and the potential recoveries and the value of the rights offered to participants under each proposal, and (iv) an updated asset valuation summary for the Company, dated March 2, 1994, prepared by Houlihan Lokey which valued the Company at $261 million to $317 million. Milbank then reported in considerable detail all of the events regarding the restructuring that had transpired since the last meeting on March 16, 1994. Thereafter, the Board of Trustees determined that Milbank and Houlihan Lokey should continue to negotiate with the creditors and attempt to reach an agreement on a restructuring based on the April 1994 Proposal proposed by the Principal Holders.

  On April 25, 1994, based upon a limited review of ten of the Company's properties by the Equity Committee's Advisor, the Equity Committee informed the Company that it believed that the Company's going concern value was no less than $312 million. In order to verify its preliminary conclusions, the Equity Committee sought authorization from the Company to have the Equity Committee's Advisor complete its analysis. The Equity Committee's Advisor, however, never provided the Company with a written valuation. The Equity Committee, however, did inform the Company that it believed that the Company's going concern value was approximately $330 million to $340 million. Neither the Equity Committee nor the Equity Committee's Advisor ever provided any supporting documentation or basis for its assertions regarding the value of the Company.

  On April 26, 1994, representatives of the Company, Houlihan Lokey, Milbank, the Major Holder, legal counsel for the Creditors' Committee, O'Melveny & Myers and the Principal Holders met to attempt to resolve the differences in the respective restructuring approaches of the Major Holder and the Principal Holders. During this meeting, the Principal Holders presented the April 1994 Proposal to the Major Holder. The Major Holder, however, would not agree to the Principal Holders' April 1994 Proposal because, among other things, the reorganized Company would not retain debt levels satisfactory to the Major Holder.

  At a meeting of the Board of Trustees held on May 18, 1994, Milbank and Houlihan Lokey reported on the status of the restructuring since the April 20, 1994, meeting. The Board of Trustees learned that the meeting of all concerned parties in late April produced no agreement whatsoever between the two creditor factions. The Board of Trustees then reviewed various scenarios which might be expected to evolve in light of this impasse and their associated risks, and reviewed the different valuations being placed on the Company by the various entities involved in the restructuring efforts. The Board of Trustees determined that the Company's advisers should continue their negotiations with the concerned parties to the restructuring and attempt to reach an agreement on a restructuring based on the April 1994 Proposal proposed by the Principal Holders.

  In May and June of 1994, the Creditors' Committee, the Principal Holders and the Company had several contacts with the Equity Committee to attempt to reach agreement on a consensual plan to restructure the Company. Such attempts, however, proved unsuccessful because of the inability to agree upon the terms of a mutually acceptable restructuring.

  In June of 1994, the Principal Holders requested that the Company retain an additional valuation firm to perform a special purpose valuation of the Company. At a meeting of the Board of Trustees held on June 15, 1994, the Board of Trustees considered this request. The Board of Trustees agreed that if such an additional special purpose valuation might lead to the negotiation of a consensual agreement among the creditors and also result in fair treatment of the shareholders, it would be worth the additional expense. After further discussions with the Major Holder, the Principal Holders and their advisors, the Company agreed to retain Kenneth Leventhal, the firm specified by the Principal Holders, to perform an additional valuation analysis on the Company and to provide such valuation analysis to the Creditors' Committee, the Principal Holders and the Equity Committee. The Company agreed to retain Kenneth Leventhal because Kenneth

Leventhal was familiar with the Company's portfolio as a result of a due diligence investigation undertaken in early 1993 on behalf of a potential equity investor, and also because of Kenneth Leventhal's expertise in the area of financial restructuring and real estate due diligence and valuation. Thus, on June 24, 1994, the Company retained Kenneth Leventhal to perform a special purpose valuation of the Company. See "Special Purpose Valuation Reports of Kenneth Leventhal" below.

  On or about August 5, 1994, the Creditors' Committee member that was not the Major Holder sold all of its Outstanding Notes to the Principal Holders and certain other persons. With this sale, the only remaining member of the Creditors' Committee was the Major Holder. On or about September 9, 1994, Milbank received telephonic notice from the Creditors' Committee's counsel that the Creditors' Committee had ceased to operate.

  On or about September 14, 1994, the Company's advisors, the Equity Committee's advisors and counsel to the Principal Holders met in a final attempt to negotiate the treatment of equity in the context of a prepackaged plan of reorganization based on the April 1994 Proposal. At this meeting, the Company and the Principal Holders outlined the terms of the April 1994 Proposal with the Equity Committee's advisors in order to determine whether the Equity Committee would accept 4% of the common stock of the reorganized Company. At the conclusion of the meeting, the Equity Committee's advisors agreed to recommend to the Equity Committee that it accept one of the following two proposals: (i) 5% of the common stock of the reorganized Company and four-year warrants to purchase new common shares representing 7 1/2% of the common stock of the reorganized Company at a strike price per share reflecting a market capitalization of $190 million; or (ii) 4% of the common stock of the reorganized Company and 5.5 year warrants to purchase new common shares representing 10% of the common stock of the reorganized Company at a strike price per share reflecting a market capitalization of $160 million. In return, the Principal Holders' legal advisor agreed to discuss incorporating these proposals into the April 1994 Proposal with the Principal Holders.

  On October 4, 1994, Kenneth Leventhal produced its special purpose report, which placed the Company's approximate going concern value as of July 1, 1994, between $255 million and $275 million. Because Kenneth Leventhal's report placed the Company's value higher than the $230 million value assumed by the April 1994 Proposal, the Principal Holders decided to abandon the April 1994 Proposal. Thus, the Company renewed its efforts to negotiate a deal with the Principal Holders that was acceptable to the Equity Committee. The Company, the Principal Holders and the Equity Committee, however, were unable to reach agreement on the terms of a restructuring because the Equity Committee wanted existing shareholders to receive more than 3% of the common stock of the reorganized Company, and the Principal Holders were unwilling to give a greater percentage because, under Kenneth Leventhal's special purpose valuation, the Company was insolvent and the existing equity was valueless.

  On or about October 27, 1994, the Major Holder and the Principal Holders submitted a proposal for a prepackaged restructuring of the Company. Pursuant to the proposal, the Company would retain all of its assets and have between $10 million and $15 million of cash following the restructuring. The Outstanding Notes would be exchanged for $110 million of new senior secured notes and 98% of the common stock of the reorganized Company. Common stock retained by the existing shareholders would represent 2% of the reorganized Company's common stock. Thereafter, the Company and Houlihan Lokey spent several weeks negotiating with such holders regarding the proposed equity split between the holders of Outstanding Notes and the existing shareholders.

  The Equity Committee was not involved in these negotiations because the Major Holder and the Principal Holders believed that the Equity Committee's involvement at this point would have been futile based on the parties' prior inability to reach an agreement on the treatment of the existing shareholders in a restructuring. The Company was extremely concerned that the holders of Outstanding Notes would attempt to and succeed in eliminating the interests of the existing shareholders. As a result, the Company believed that it was their paramount duty to protect the existing shareholders from losing their entire economic stake.

Thus, the Company immediately commenced negotiations with the Major Holder and the Principal Holders to provide a greater recovery to the existing shareholders than that offered under the October 27, 1994, proposal.

  In November of 1994, the Company reached a non-binding agreement in principle with the Major Holder and the Principal Holders. Pursuant to the agreement in principle, upon shareholder approval, pursuant to a prepackaged Chapter 11 reorganization, holders of the Outstanding Notes would receive (i) $110 million of new senior secured notes due 2002, (ii) approximately $50 million in cash, and (iii) common stock representing 97% of the common stock of the reorganized Company (or, if the Company's existing shareholders did not vote to accept the Prepackaged Plan, substantially all of the common stock of the reorganized Company). The existing shareholders would retain their shares, which would represent the remaining 3% of the reorganized Company's common stock, provided that they voted to accept the Prepackaged Plan. The holders of unsecured claims would receive cash in the allowed amount of their respective claims.

  At a meeting of the Board of Trustees held on November 16, 1994, the trustees and the Company's management, Milbank and Houlihan Lokey discussed (i) the terms and conditions of the proposed Restructuring, (ii) the discussions, negotiations and alternative proposals leading to the Restructuring proposal,
(iii) the feasibility of the proposed Restructuring and its effect on the Company's cash flow, (iv) the lack of other restructuring alternatives available to the Company, and (v) the fairness of the proposed Restructuring to the Company's shareholders and creditors. The Board of Trustees also considered management's internal analyses of the proposed Restructuring, which included a discussion of the management's views regarding (i) the advantages and disadvantages of the proposed Restructuring and the alternative proposals leading to the proposed Restructuring, and (ii) the effect of both the proposed Restructuring and the prior alternative proposals on the Company, its creditors and shareholders. After lengthy consideration and discussion of these matters, the trustees unanimously approved the Restructuring, subject to approval by the Board of Trustees of the final documentation necessary to effect the restructuring. See "Recommendation of the Board of Trustees" below. The Board of Trustees then authorized the Company's management to proceed with the steps necessary to effect the proposed Restructuring.

  On November 17, 1994, the Company announced that it had reached a non-binding agreement in principle with the Major Holder and the Principal Holders to restructure the indebtedness represented by the Outstanding Notes. In connection therewith, the Company issued a press release describing the material terms of the Restructuring.

  On the following day, representatives of the Equity Committee advised the Company that the Equity Committee could not make a recommendation to the Company's shareholders with respect to the proposed Restructuring until the Company supplied the Equity Committee with the Company's cash flow projections, assumptions and current financial information. On November 21, 1994, the Company supplied the Equity Committee with the requested information. On November 22, 1994, the Equity Committee filed a "Notice of Dissolution of Equity Committee" (the "Notice") in the Bankruptcy Court wherein the Equity Committee stated that it had dissolved, effective as of the close of business on November 22, 1994. The Notice stated that the Equity Committee had dissolved because, among other things, (i) the Company had allegedly reached its agreement in principle without any discussion or input from the Equity Committee or its advisors, (ii) the Company had allegedly refused to supply adequate information to the Equity Committee and its advisors, including, but not limited to, cash flow projections, assumptions and financial information with respect to the Company and each of its specific project holdings, (iii) the Company and its advisors had allegedly refused to discuss the Company's cash flow projections, assumptions and financial information with the Equity Committee, and (iv) the Equity Committee, due to its alleged lack of information, was unable to conclude that the proposed Restructuring was fair or equitable to the Company's shareholders. On November 29, 1994, the Company informed the Equity Committee that the Company disagreed with many of the purported factual statements contained in the Notice and that the Company believed that the Notice was misleading.

  Subsequent Events. On March 15, 1995, the Major Holder sold all of its Outstanding Notes to the New Major Holder. This change in holdings of Outstanding Notes had no material effect on the terms of the previously negotiated non-binding agreement in principle among the Company, the Major Holder and the Principal Holders. In April 1995, the Company and the Principal Holders entered into the Agreement of Understanding pursuant to which the Company agreed to distribute to the holders of Outstanding Notes $25.0 million in cash prior to the Petition Date. Under this agreement, the Principal Holders, among other things, agreed to vote when solicited in favor of the Prepackaged Plan. On April 11, 1995, the Company paid $25.0 million pursuant to the Agreement of Understanding, with such payment to be credited against the cash payment of at least $50 million to be made to the holders of the Outstanding Notes pursuant to the Prepackaged Plan.

RECOMMENDATION OF THE BOARD OF TRUSTEES

  On November 16, 1994, the Company's Board of Trustees met to consider the proposed Restructuring. In connection therewith, the Board of Trustees heard presentations from the Company's management and the Company's financial and legal advisors describing the discussions, negotiations and alternative proposals leading to the Restructuring and described above. See also "--Reports of Houlihan Lokey as Financial Advisor to the Company" below. At the request of the Board of Trustees, the Company's management and financial advisors described the feasibility of the Restructuring and its effect on the Company's capital structure and its cash flow problems described above. In addition, the Board of Trustees discussed other restructuring alternatives available to the Company. After lengthy consideration and discussion of these matters, the Board of Trustees voted unanimously to approve in principle the terms of the Restructuring, subject to approval by the Board of Trustees of the final documentation required to implement the Restructuring and to confirm the Prepackaged Plan, and to authorize management to proceed with the steps necessary to effect the Restructuring.

  The Board of Trustees believes that the Restructuring is necessary to make it possible for the Company to satisfy its outstanding obligations and remain in business and provide the shareholders with the best opportunity to receive any value or recovery, having determined that the Restructuring is fair to the unaffiliated Holders of the Company's Outstanding Securities and other Claims and Interests. See "--Purposes of the Restructuring" below.

  THE COMPANY'S BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE RESTRUCTURING AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS THAT ALL HOLDERS, INCLUDING HOLDERS OF OUTSTANDING COMMON SHARES, VOTE IN FAVOR OF THE RESTRUCTURING AND THE TRANSACTIONS CONTEMPLATED THEREBY.

  In evaluating the recommendation of the Board of Trustees, all Holders should consider carefully the factors described under "Special Factors and Certain Considerations," which include discussions regarding (i) the financial condition of the Company, including liquidity, (ii) the Company's continuing leverage, (iii) foreclosure and bankruptcy alternatives, (iv) the possible further decline of real estate markets, (v) disruption of the Company's business, (vi) considerations relating to the Prepackaged Plan, (vii) certain bankruptcy considerations if the Prepackaged Plan is not confirmed and the Restructuring is not otherwise consummated, (viii) certain consequences to non-voting holders of Common Shares, (ix) risks relating to the projections, (x) dividend restrictions, (xi) the absence of a public market, (xii) the releases provided for by the Restructuring, and (xiii) certain federal income tax consequences of the Prepackaged Plan.

  Approval by the Board of Trustees. In considering the Restructuring, the Board of Trustees considered, among other things, the factors set forth below.

  . The Board of Trustees' familiarity with the Company's business, operations and financial condition and its future prospects, including the financial difficulties facing the Company as a result of the shortfall in operating cash flow in fiscal 1993 and fiscal 1994 and forecasted shortfall for fiscal 1995 and beyond, and the inability of the Company to secure adequate financing for its ongoing operations as long as the Outstanding Notes remained outstanding. The Board of Trustees noted that without the Restructuring, the Company would be unable to service its outstanding obligations and could be forced to liquidate.

  . The fact that consummation of the Restructuring appeared to be the only viable way for the Company to deal with its outstanding obligations and continue to operate its business.

  . The Company's range of enterprise going concern value of $265 million to $285 million and range of liquidation value of $220 million to $260 million, based on the special purpose valuation reports of Kenneth Leventhal, are in each case substantially less than the Company's liabilities, which include, among other things, approximately $323 million of liabilities with respect to principal and accrued interest in respect of the Outstanding Notes.

  . The Board of Trustees' review of monthly reports on the status of the Restructuring, as presented by the Company's financial and legal advisors, as well as valuations of the Company reflected from time to time in the various proposals of the Interested Groups, the Major Holder and the Principal Holders.

  . Presentations by the Company's management and its legal advisors, each of whom reviewed various considerations with the Board of Trustees. In particular, the Board of Trustees noted that based on the valuations of the Company prepared by Houlihan Lokey, the special purpose valuations prepared by Kenneth Leventhal and management's internal analyses, foreclosure or a liquidation of the Company would yield a much smaller return to the holders of Claims and would leave nothing for the holders of the Outstanding Common Shares. Thus, a restructuring that resulted in a potential return to the holders of the Company's equity securities was determined to be superior to the real possibility that they would receive nothing in a foreclosure or liquidation.

  . Presentations by Houlihan Lokey and the results of discussions with other parties concerning proposals for the Restructuring and potential alternatives to the Restructuring. In particular, the Board of Trustees placed substantial weight on the tentative willingness of certain third parties to invest in the Company upon consummation of the Restructuring and the unwillingness of such investors to make a capital investment in the Company absent successful completion of the Restructuring in the form presented.

  . The historical and current market prices of the Company's Outstanding Common Shares, as well as the net book value of the Company's assets per share, both before giving effect to the Restructuring and on a pro forma basis after giving effect to the Restructuring, and when compared to a liquidation of the Company.

  . The fact that the Major Holder and the Principal Holders had retained separate financial and legal advisors, had negotiated at arm's-length with the Company and its financial and legal advisors after a review of the Company and its prospects and had agreed upon the terms of the Restructuring in preference to a liquidation or other alternatives.

  Based on the foregoing, the Board of Trustees determined that the Restructuring was fair to the Holders and determined to recommend approval of all elements of the Restructuring.

  In view of the wide variety of factors considered by the Board of Trustees in connection with its evaluation of the Restructuring, the Board of Trustees did not find it practicable to quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determination, nor did it evaluate whether such factors were of equal weight. As a general matter, the Board of Trustees believes that the factors discussed above supported its decision to approve the Restructuring.

SPECIAL PURPOSE VALUATION REPORTS OF KENNETH LEVENTHAL

  Engagement. In June of 1994, Kenneth Leventhal was engaged to prepare a special purpose valuation of the Company and its investment portfolio in order to assist the Company and its various interested creditor parties in determining an appropriate basis for valuation of a potential restructuring transaction. Kenneth Leventhal is a nationally recognized firm of certified public accountants. The Company selected Kenneth Leventhal to perform such special purpose valuation at the request of the Principal Holders and because of Kenneth Leventhal's qualifications, expertise and reputation in the area of financial restructuring and real estate due diligence and valuation. Also, Kenneth Leventhal was familiar with the Company's portfolio as a result of a comprehensive due diligence investigation of all assets in the Company's portfolio undertaken in early 1993 on behalf of a potential equity investor and for the use and benefit of such potential investor.

  As compensation for its services, the Company agreed to pay Kenneth Leventhal a fee of $2,000 per asset for which Kenneth Leventhal would perform a special purpose valuation or updated special purpose valuation, plus applicable out-of-pocket expenses and fees incurred by Kenneth Leventhal in connection with its engagement.

  Valuations of Company. On October 4, 1994, Kenneth Leventhal produced a report which placed the Company's going concern value as of July 1, 1994, between $255 million and $275 million and its liquidation value of between $210 million and $240 million. At the Company's request, in April and May of 1995, Kenneth Leventhal updated its analysis using the same methodology it used to prepare its October 1994 report. On May 31, 1995, Kenneth Leventhal provided the Company with updated reports dated May 15, 1995, that placed the Company's going concern value as of March 31, 1995, between $265 million and $285 million and its liquidation value between $220 million and $260 million. Kenneth Leventhal's May 15, 1995 reports (the "Kenneth Leventhal Reports"), which set forth assumptions made, matters considered and limits on the review undertaken, are included as Annexes C and D to this Disclosure Statement. Kenneth Leventhal has granted its consent to the use of its reports included as Annexes C and D to this Disclosure Statement. The summary of the Kenneth Leventhal Reports herein is qualified in its entirety by reference to the full text of such reports and their respective exhibits. The special purpose valuations set forth in the Kenneth Leventhal Reports do not reflect the $25 million payment made on April 11, 1995, pursuant to the Agreement of Understanding.

  To assist Kenneth Leventhal, the Company provided it with certain data and information relative to the portfolio maintained by the Company. In preparing its valuations, Kenneth Leventhal relied upon the accuracy and completeness of the data and information provided to it by the Company and did not assume any responsibility for any independent verification of such information. The services provided by Kenneth Leventhal did not constitute independent asset appraisals. In relying on the data and information provided to it by the Company, Kenneth Leventhal assumed that such information was reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Company's management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. Kenneth Leventhal further relied upon the assurances of the Company's management that it is unaware of any facts that would make the information provided to Kenneth Leventhal incomplete or misleading. The Kenneth Leventhal reports were based on economic, monetary, market and other conditions as they existed and could be evaluated as of the respective dates of the Kenneth Leventhal reports. ALL HOLDERS, INCLUDING HOLDERS OF OUTSTANDING COMMON SHARES, ARE ENCOURAGED TO READ THE KENNETH LEVENTHAL REPORTS IN THEIR ENTIRETY.

  In preparing its reports, the Company instructed Kenneth Leventhal to determine the valuation of the Company's portfolio on a going concern basis. The assumptions utilized by the Company and reviewed by Kenneth Leventhal included normal collection of amounts due on mortgage loans and cash flow from operating properties. To determine a going concern valuation, the assumptions were predicated on the orderly collection and selected disposal of assets over a period of several years. Moreover, Kenneth Leventhal's going concern valuation was not reflective of values which would result from a distressed sale, forced liquidation, or disposition of the portfolio in a bulk sale or any other accelerated manner. In addition to these specific portfolio valuation procedures, the Company further instructed Kenneth Leventhal to approximate a range of valuation for the total enterprise as of July 1, 1994, and later as of March 31, 1995, utilizing the Company's then-most recently available financial statements.

  In conducting its valuations, Kenneth Leventhal obtained selected publicly-available financial information prepared by the Company as of June 30, 1994, and later as of March 31, 1995. Utilizing this information, Kenneth Leventhal selected 26 assets representing mortgage loans, investments, in-substance foreclosure assets and real estate equities owned. The selection was divided between the West Coast and East Coast portfolios and generally represented the highest dollar values in the portfolios. In addition, the selection of assets included different asset classifications.

  Utilizing the portfolio so selected, Kenneth Leventhal, among other things,
(i) obtained the most recent "Argus" property cashflow projections for the properties selected, (ii) obtained, where applicable, the most recent operating rent roll and other financial information relative to the assets selected,
(iii) obtained the most recent appraisals, where applicable and available, (iv) obtained the previous Kenneth Leventhal analyses performed as of March 1993 and July 1994, (v) discussed the current status with the respective asset manager to determine loan status, property characteristics, current occupancy, existing market rental rates, new leases, current payoff discussions and asset sales,
(vi) reviewed limited market information for the properties, including selected submarket information, if available, (vii) modified the Company's assumptions, as necessary, to conform to certain known current market conditions and Kenneth Leventhal's understanding of the assets, (viii) updated the valuation model prepared by Kenneth Leventhal in 1993 and 1994 utilizing current market and/or assumption modifications determined from the procedures provided above, and
(ix) calculated estimated asset values on both a going concern and liquidation value basis.

  Copies of Kenneth Leventhal's reports will be made available for inspection and copying at the principal executive offices of the Company during regular business hours by any holder of Outstanding Notes, Outstanding Common Shares and Other Secured Claims and Unsecured Claims of the Company, or the representative of such holder who has been designated in writing as such by such holder.

REPORTS OF HOULIHAN LOKEY AS FINANCIAL ADVISOR TO THE COMPANY

  Houlihan Lokey was engaged to act as the Company's financial advisor and to render its opinion in connection with the Restructuring and a possible sale of, or investment in, the Company pursuant to an engagement letter executed on February 11, 1993. In connection therewith, Houlihan Lokey performed a due diligence investigation on a majority of the Company's assets and prepared sales material to be presented to prospective investors in or purchasers of the Company. In addition, Houlihan Lokey performed valuations of the Company and explored several alternative restructuring possibilities for the Company including, but not limited to, a merger or sale of the Company, a refinancing coupled with a debt for equity exchange offer and a liquidation of the Company. In connection therewith, Houlihan Lokey made numerous presentations to the Board of Trustees and the Creditors' Committee.See "--Presentations to the Company's Board of Trustees" and "--Presentations to the Creditors' Committee" below.

  Engagement. Houlihan Lokey is a nationally recognized investment banking firm which regularly engages in the valuation of businesses and their securities in connection with restructurings both in and out of bankruptcy. Houlihan Lokey provides financial advisory services and execution capabilities in the areas of financial restructuring, investment banking, business and securities valuation and investment management. In the area of financial restructuring, Houlihan Lokey has provided financial advice, valuation analyses and investment banking services to debtors, secured and unsecured creditors, acquirors, employee stock ownership plans, equity holders and other parties-in-interest involved with financially troubled companies both in and out of bankruptcy. The Houlihan Lokey Financial Restructuring Group is headed by four managing directors overseeing a staff of over 25 professionals dedicated to financial restructuring engagements. The Company selected Houlihan Lokey as its financial advisor because of Houlihan Lokey's qualifications, expertise and reputation in the area of financial restructuring. Prior to its engagement, Houlihan Lokey did not have any material relationship with the Company.

  As compensation for its services as financial advisor to the Company in
connection with the      Restructuring, the Company initially agreed to pay
Houlihan Lokey a fee of $75,000 per month (the

"Monthly Fee"), plus reimbursement for reasonable and actual out-of-pocket expenses incurred by Houlihan Lokey in connection with the Restructuring. In addition, if the Restructuring is consummated, Houlihan Lokey will receive a fee equal to 0.5% of the face amount of debt restructured, modified, converted or forgiven payable upon closing of the Restructuring (the "Completion Fee"). The Company also agreed to indemnify Houlihan Lokey for certain liabilities arising from its participation as the Company's advisor. Pursuant to a letter agreement that memorialized certain prior verbal modifications to the terms of Houlihan Lokey's engagement dated March 16, 1995, effective January 1, 1994, Houlihan Lokey had reduced its Monthly Fee to $50,000 and effective June 1, 1994, Houlihan Lokey had reduced its Monthly Fee to $10,000. Effective November 1, 1994, the Company had agreed to resume paying Houlihan Lokey a monthly fee of $75,000 (the "New Monthly Fee"), provided that the New Monthly Fees (beginning November 1, 1994, and continuing through the closing of the Restructuring) would be fully credited against the Completion Fee. Furthermore, Houlihan Lokey's aggregate Completion Fee was set at $1,450,000 less the New Monthly Fees paid to, and received by, Houlihan Lokey (the "Completion Fee Balance") and pursuant to a letter agreement dated April 7, 1995, the Completion Fee Balance was further reduced by $112,500. The Completion Fee Balance is payable in cash only.



  Presentations to the Company's Board of Trustees. During the period from February 11, 1993 through the date of this Disclosure Statement, Houlihan Lokey prepared and presented monthly overviews, both written and oral, on the status of the Restructuring. Such reports included updates on the progress of Houlihan Lokey's due diligence, the status of potential third-party investors and/or purchasers, the status of negotiations with the Creditors' Committee, the status of the valuation of the Company's restructure value, summaries and analyses of restructuring proposals submitted by third-party investors and possible Company counter-proposals and summary analyses of various internal restructuring scenarios. See "--Background of the Restructuring--Development of the Current Restructuring" above.

  While the Company was negotiating with the Creditors' Committee, the Company and Houlihan Lokey met with several prospective investors to discuss possible third-party investment in or purchase of the Company. Although all potential third-party investors were offered an opportunity to propose restructuring alternatives, only three prospective investors made formal proposals to the Company and the Creditors' Committee. In connection therewith, Houlihan Lokey prepared summary descriptions and analyses of each such proposal as well as possible counter-proposals. In analyzing each proposal, Houlihan Lokey also prepared summaries of equity ownership, noteholder recoveries and shareholder recoveries.

  Presentations to the Creditors' Committee. Houlihan Lokey also made several presentations to the Creditors' Committee during the period from April 8, 1993, through June 24, 1993. Such presentations included an overview of the REIT industry and the capital markets for REITs, a financial overview of the Company and its investment portfolio, overviews of possible internal restructuring proposals, the status of potential third-party investors and/or purchasers, and summaries and analyses of restructuring proposals submitted by third-party investors.

  Valuation Reports. At the Company's request, Houlihan Lokey performed several valuations of the Company on a going concern basis utilizing a variety of generally accepted valuation methods. See "--Valuation Methodologies" below. Houlihan Lokey's most recent valuation report presented to the Board of Trustees, the Equity Committee and the Creditors' Committee, prepared as of December 31, 1993, valued the Company's Restructure Value between $261 million and $317 million. "Restructure Value" means the fair market value of the Company available for those noteholders, unsecured creditors and shareholders in a restructuring. Because the valuation analyses for these reports were performed as of dates more than one year ago, the Company's actual going concern value may have changed significantly due to changes in the various factors on which such an analysis depends. Thus, investors are cautioned not to place undue reliance on the range of values set forth in Houlihan Lokey's valuation reports.

  Valuation Methodologies. In connection with the preparation of its valuations and the various written and oral presentations it made to the Company and Creditors' Committee (the "Houlihan Lokey Materials") from time to time, Houlihan Lokey utilized a variety of generally accepted valuation methods. Set forth below is a brief summary of the valuation methods employed by Houlihan Lokey in connection with the preparation of its valuations and the Houlihan Lokey Materials. The summary set forth below does not purport to be a complete description of the analyses or data presented by Houlihan Lokey. The preparation of a valuation opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Houlihan Lokey did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, notwithstanding the separate factors summarized below, Houlihan Lokey believes that its analyses must be considered as a whole and that selecting portions of its analyses or certain of the factors considered by it, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying such analyses and its opinion.

  In preparing its valuations and the Houlihan Lokey Materials, Houlihan Lokey relied upon the accuracy and completeness of the financial and other information provided to it by the Company and did not assume any responsibility for any independent verification of such information. In relying on the financial and other information provided to it by the Company, Houlihan Lokey assumed that such information was reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Company's management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. Houlihan Lokey further relied upon the assurances of the Company's management that it is unaware of any facts that would make the information provided to Houlihan Lokey incomplete or misleading. No limitations were imposed by the Company upon Houlihan Lokey with respect to the investigations made or procedures followed by Houlihan Lokey in rendering its analyses and opinions, and the Company's management cooperated fully with Houlihan Lokey in connection therewith. The Houlihan Lokey Materials and Houlihan Lokey's valuations were based on economic, monetary, market and other conditions as they existed and could be evaluated as of the respective dates of the Houlihan Lokey Materials and Houlihan Lokey's valuations.

  In preparing its valuations and conducting its analyses and preparing its numerous presentations, Houlihan Lokey, among other things, (i) reviewed summary documentation on all of the Company's material assets including the Company's loan collateral, (ii) interviewed all asset managers, (iii) reviewed and provided input to the formulation of individual asset disposition and business plans, (iv) assisted in the formulation of the Company's prepared asset cash flow forecasts, (v) performed on-site visits of selected Philadelphia and Los Angeles assets (collateral and ownership interests), (vi) prepared due diligence books to provide to prospective investors, which included property/collateral descriptions, cash flow forecasts, lease summaries, photographs of property, historical operating statements and consolidated Company cash flow forecasts, (vii) compiled a due diligence library for prospective investors, which included narrative written summaries for each asset reviewing the initial funding date, current book value, specific valuation reserves, charge-off amounts, interest rate terms (if applicable), description and location of collateral or equity investment, summary market area analysis, leasing and property management information, latest available leasing summaries, five-year cash flow projections, the latest appraisals (if conducted within the past 18 months), environmental reports, summary and actual operating statements of collateral or equity investment, and photographs of property, (viii) reviewed and analyzed certain historical business and financial information relating to the Company, including the Company's Annual Reports to Stockholders and Annual Reports on Form 10-K for the fiscal years ended September 30, 1990, through September 30, 1994, and the Company's Quarterly Reports on Form 10-Q for the periods ended September 30, 1990, through March 31, 1995, (ix) reviewed certain operating and financial information, including internal projections and forecasts, and other data provided to it by the Company's management relating to the Company's business and prospects, (x) held discussions with the Company's management regarding the Company's business, prospects and strategic objectives, and (xi) conducted such other financial studies, analyses, inquiries and investigations as it deemed appropriate.

  In connection with its valuations of the Company, Houlihan Lokey utilized the following methodologies: (i) asset valuation analysis; (ii) analysis based upon capitalization of 1993 net operating cash flow; and (iii) consolidated cash flow analysis.

  . Asset Valuation. First, instead of valuing each asset on an individual basis, Houlihan Lokey classified the Company's assets according to a general risk-based classification (i.e., stable, long-term equity investment or high risk loan in foreclosure proceedings, etc.). The risk levels were not quantifiably defined, and the risk classifications determined were largely based on issues unique to a distressed commercial loan portfolio. Then, with respect to each class of assets, Houlihan Lokey applied selected discount rates and terminal capitalization rates to the projected cash flows. Thus, the projected cash flows of all assets within a particular classification were present-valued using the same discount and capitalization rates. The discount and capitalization rates were based solely on risk classification and were not adjusted for property type, location or other characteristic. The discount and capitalization rates were determined by researching such rates as announced in various publications, and compiling information off of Houlihan Lokey's databases, queries with third-party real estate professionals and analysis of interest rates, public company market capitalization multiples and other indications of rates of return on investments. Finally, the third-party secured debt and capitalized, 1993 corporate administrative expenses were subtracted from the sum of the discounted cash flows of each risk class.

  . Capitalization of 1993 Net Operating Cash Flow. In this analysis, Houlihan Lokey valued the Company's restructure value by applying a range of capitalization rates to the 1993 net operating cash flow (net of corporate administrative expenses). The capitalization rates applied in this analysis were determined by researching such rates as announced in various publications, and compiling information off of Houlihan Lokey's databases, queries with third-party real estate professionals and analysis of interest rates, public company market capitalization multiples and other indications of rates of return on investments. This analysis used a single capitalization rate on the Company's overall net operating cash flow and therefore, by definition, that rate could not be adjusted by property type or location. An analysis was not performed to determine capitalization rates for individual properties or risk classification except as discussed above.

  . Consolidated Discounted Cash Flow Analysis. Houlihan Lokey prepared a consolidated discounted cash flow analysis utilizing the following assumptions: (i) 100% deleveraging; (ii) no external capital infusion;
     (iii) minimum required dividend payments; and (iv) reinvestment of available cash (all cash in excess of $5 million) into new real estate equities, assuming marginal acquisition leverage at 50%, a net operating income hurdle rate of 10%, a 3% capital expenditure reserve of net operating income and a net operating income annual growth rate of 4%.

BRIEF EXPLANATION OF CHAPTER 11 REORGANIZATION

  Chapter 11 of the Bankruptcy Code is the principal reorganization chapter of the Bankruptcy Code. Under Chapter 11, a debtor is authorized to reorganize its business for the benefit of itself and its creditors and shareholders. Confirmation of a plan of reorganization is the principal objective of a Chapter 11 case.

  In general, a Chapter 11 plan of reorganization (i) divides claims and equity interests into separate classes, (ii) specifies the property that each class is to receive under the plan, and (iii) contains other provisions necessary for the reorganization of the debtor.

  A Chapter 11 plan may specify that certain classes of claims or equity interests are either reinstated or their legal, equitable and contractual rights are to remain unchanged by the reorganization effectuated by the plan. Such classes are referred to under the Bankruptcy Code as "unimpaired" and, because of such treatment, are deemed to accept the plan. Accordingly, it is not necessary to solicit votes from the holders of claims or equity interests in such classes.

  All other classes of claims and equity interests are "impaired" claims and equity interests that are entitled to vote on the plan. As a condition to confirmation, the Bankruptcy Code generally requires that each impaired class of claims or equity interests that will receive or retain property under a plan of reorganization vote to accept the plan of reorganization. In order for a class to accept a plan, acceptances must be received from (i) the holders of claims constituting at least two-thirds in dollar amount and more than one-half in number of the allowed claims in each impaired class of claims that have voted to accept or reject the plan, and (ii) the holders of at least two-thirds in amount of the allowed equity interests in each impaired class of equity interests that have voted to accept or reject the plan.

  A Chapter 11 plan also may specify that certain classes will not receive any distribution of property. While such classes are impaired, such classes are deemed to reject the plan and, therefore, need not be solicited to vote to accept or reject the plan.

  If any class or classes of claims or equity interests entitled to vote rejects the plan, upon request of the plan proponents, the Bankruptcy Court may nevertheless confirm the plan if, among other things, certain minimum treatment standards are met with respect to such class or classes. See "--Confirmation of the Prepackaged Plan--Nonconsensual Confirmation" below.

  Chapter 11 of the Bankruptcy Code does not require each holder of a claim or equity interest to vote in favor of a plan of reorganization in order for the Bankruptcy Court to confirm the plan. However, the Bankruptcy Court must find that the plan of reorganization meets a number of statutory tests (other than the voting requirements described in this section) before it may confirm, or approve, the plan of reorganization. Many of these tests are designed to protect the interests of holders of claims or equity interests who do not vote to accept the plan of reorganization but who will nonetheless be bound by the plan's provisions if it is confirmed by the Bankruptcy Court. See "-- Confirmation of the Prepackaged Plan--Feasibility Test" and "--Confirmation of the Prepackaged Plan--Best Interests of Creditors Test; Liquidation Value" below.

CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS

  Section 1123 of the Bankruptcy Code provides that a plan of reorganization must classify claims against and equity interests in a debtor. Under section 1122 of the Bankruptcy Code, a plan must classify claims and equity interests into classes that contain substantially similar claims or interests. The Prepackaged Plan divides the Claims of known entities that hold on the Effective Date a Claim against the Company that arose or is deemed to have arisen before the Petition Date, including a Claim against the Company of kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code and known holders of Interests into classes and sets forth the treatment offered each class. The Company believes it has classified all Claims and Interests in compliance with the provisions of section 1122, but once a Chapter 11 case has been commenced, it is possible that a holder of a Claim or Interest may challenge the Company's classification of Claims and Interests and that the Bankruptcy Court may find that a different classification is required for the Prepackaged Plan to be confirmed. In such event, it is the present intention of the Company, to the extent permitted by the Bankruptcy Code and the provisions of the Prepackaged Plan, to amend or revoke such plan and file an amended or different plan that would make modifications of the classification of Claims or Interests that are required by the Bankruptcy Court for confirmation.

  Only classes that are impaired under the Prepackaged Plan are entitled to vote to accept or reject the Prepackaged Plan. See "The Plan Solicitation; Voting Procedures."

  Claims and Interests are classified for all purposes including voting, confirmation and distribution pursuant to the Prepackaged Plan, as follows:

      Class 1--Priority Claims
      Class 2--Claims of Holders of Outstanding Notes (Impaired)
      Class 3--Other Secured Claims (Impaired)
      Class 4--Unsecured Claims (Impaired)
      Class 5--Interests of Holders of Outstanding Common Shares
      (Impaired)
      Class 6--Interests of Holders of Outstanding Stock Rights

  Only Claims and Interests that are not in dispute, are not contingent, are not unliquidated in amount and are not subject to a pending objection or estimation proceeding (respectively, "Allowed Claims" and "Allowed Interests") are entitled to receive distributions under the Prepackaged Plan. The following describes the Prepackaged Plan's classification of Claims against and Interests in the Company and the treatment that holders of Allowed Claims and Allowed Interests will receive for such Allowed Claims and Allowed Interests under the Prepackaged Plan if it is confirmed, unless such holders were to agree to accept less favorable treatment by settlement or otherwise.

  Such treatment will be in full satisfaction, release and discharge of such holder's respective Claims against or Interests in the Company, except as provided in the Prepackaged Plan. The following summary of proposed distributions under the Prepackaged Plan does not purport to be complete and is subject to and qualified in its entirety by, the Prepackaged Plan.

  (1) Administrative Claims. "Administrative Claims" are Claims for costs and expenses of administration allowed under section 503(b) of the Bankruptcy Code and referred to in section 507(a)(1) of the Bankruptcy Code, including, without limitation, (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the estate created by the commencement of the Reorganization Case under section 541 of the Bankruptcy Code (the "Estate") and operating the business of the Company (such as wages, salaries or commissions for services and payments for goods), (b) compensation for legal, financial advisory, accounting and other services and reimbursement of expenses awarded or allowed under section 330 of the Bankruptcy Code, and (c) all fees and charges assessed against the Estate under 28 U.S.C. (S) 1930.

  In general, subject to the bar date provisions contained in the Prepackaged Plan, the Company or any successor thereto by merger, consolidation or otherwise, from and after the Effective Date (the "Reorganized Debtor") will pay to each holder of an Administrative Claim, on account of the Administrative Claim and in full satisfaction thereof, cash equal to the amount of such Administrative Claim, unless the holder agrees or will have agreed to other less favorable treatment of such Claim. Except as otherwise provided in the Prepackaged Plan, payment on an Administrative Claim will be made on the later of (a) the Effective Date, and (b) the date such payment would have become due under the terms of such Claim in the absence of the Reorganization Case.

  All payments to professionals for compensation and reimbursement of expenses and all payments to reimburse expenses of members of any official committee appointed in the Reorganization Case will be made in accordance with the procedures established by the Bankruptcy Code and the Bankruptcy Rules relating to the payment of interim and final compensation and expenses and in accordance with any order of the Bankruptcy Court. The Bankruptcy Court will review and determine all requests for compensation and reimbursement of expenses.

  Assuming that there is no significant litigation initiated or objection filed with respect to the Prepackaged Plan, the Company estimates that its Administrative Claims payable to professional persons and service providers will, in the aggregate, not exceed $250,000.00.

  In addition to the foregoing, section 503(b) of the Bankruptcy Code provides for the payment of compensation to creditors, indenture trustees and other persons making a "substantial contribution" to a Chapter 11 case and to attorneys for, and other professional advisors to, such persons. Certain entities may file applications with the Bankruptcy Court for allowances of compensation and reimbursement of expenses for substantial contribution. The amounts that such entities may seek for such compensation cannot be estimated by the Company at this time. The Company is presently unaware of any entities that may seek compensation under the substantial contribution doctrine. Requests for compensation and reimbursement of expenses under this substantial contribution doctrine must be approved by the Bankruptcy Court after a hearing on notice at which the Company and other parties in interest may participate, and, if appropriate, object to the allowance of any compensation and reimbursement of expenses.

  (2) Class 1: Priority Claims. (a) Section 507(a)(8) Priority Claims. Certain Claims for unpaid taxes are entitled to priority in right of payment under section 507(a)(8) of the Bankruptcy Code ("Priority Tax Claims"). Pursuant to the Prepackaged Plan, unless the applicable taxing agency agrees to less favorable treatment, the Reorganized Debtor will pay to each holder of a Priority Tax Claim that is also an Allowed Claim deferred cash payments, over a period not exceeding six years from the date of assessment of such Claim, in an aggregate amount equal to the amount of such Allowed Claim, plus interest from the Effective Date on the unpaid portion of such Allowed Claim (without penalty of any kind) at the rate prescribed below. The payment of the amount of each such Allowed Claim will be made in equal semiannual installments due on the latest of (i) the Effective Date, (ii) 30 calendar days after the date on which an order allowing such Claim becomes a Final Order (as defined below), and
(iii) such other time or times as may be agreed to by the holder of such Claim and the Reorganized Debtor. Each installment will include simple interest on the unpaid portion of such Allowed Claim, without penalty of any kind, at the statutory rate of interest provided for such taxes under applicable nonbankruptcy law; provided, however, that the Reorganized Debtor will have the right to pay any Priority Tax Claim that is also an Allowed Claim, or any remaining balance of such Claim, in full, at any time on or after the Effective Date, without premium or penalty of any kind. The Company estimates that there will be no Priority Tax Claims that are also Allowed Claims. "Final Order" means an order or judgment of the Bankruptcy Court or other court of competent jurisdiction as to which the time to appeal, seek leave to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument, rehearing or leave to appeal shall have been waived in writing in form and substance satisfactory to the Company or the Reorganized Debtor or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof or leave to appeal has been motioned for or sought, such order of the court shall have been affirmed by the highest court to which such order was appealed, or certiorari has been denied or from which reargument or rehearing or leave to appeal was motioned for or sought, and the time to take any further appeal, petition for certiorari, move for reargument or rehearing or seek leave to appeal shall have expired.

  (b) Other Priority Claims. Certain Claims are entitled to a priority in right of payment pursuant to sections 507(a)(3), 507(a)(4), 507(a)(5) or 507(a)(6) of the Bankruptcy Code ("Other Priority Claims"). Examples of Claims of this type include, without limitation, (i) unsecured Claims for accrued employee compensation, including vacation, severance and sick-leave pay payable in accordance with the Company's existing compensation procedures, earned within 90 days prior to the commencement of the Reorganization Case, to the extent of $4,000 per employee, and (ii) contributions to employee benefit plans arising from services rendered within the 180 days prior to the commencement of the Reorganization Case, but only to the extent of (A) the number of employees covered by such plans multiplied by $4,000, less (B) the aggregate amount paid to such employees for accrued employee compensation. The Company intends to ask the Bankruptcy Court for authorization to pay all pre-petition employee compensation and benefits on a current basis. To the extent not previously paid, each holder of a Priority Claim (as defined below) that is also an Allowed Claim will be paid the full amount of such Priority Claim in cash on the Effective Date (or as soon as practicable after the date on which any such Claim is allowed if the date of allowance is later than the Effective Date). The Company estimates that there will be no Priority Claims that are also Allowed Claims. "Priorty Claim" means any Claim, other than an Administrative Claim, of a Creditor to the extent such Claim is entitled to priority under section 507(a) of the Bankruptcy Code.

  (3) Class 2: Outstanding Notes. Class 2 consists of all Claims under or evidenced by the Outstanding Notes, the Outstanding Note Indenture, the Outstanding Collateral Agreement, or any document, instrument or agreement delivered in connection therewith. The holders of a majority of the Outstanding Notes have elected, pursuant to section 1111(b)(2) of the Bankruptcy Code, to treat their entire Claim as secured by the collateral under the Outstanding Collateral Agreement. Pursuant to the Prepackaged Plan, the Reorganized Debtor will distribute to each holder of Class 2 Claims that are also Allowed Claims (other than the Class 2 Expense Claims (as hereinafter defined), which will be treated as described below) its pro rata share of (i) $110,000,000 in principal amount of New Senior Notes, (ii) cash in an amount not less than $50,000,000 (minus any amounts paid to the holders of the Outstanding Notes between March 1, 1995, and the Petition Date pursuant to the Agreement of Understanding), held by the Reorganized Debtor on the Effective Date, in excess of cash in an amount not to exceed $10,000,000, for use by the Reorganized Debtor in its business operations (the "Initial Cash Reserve Fund"), and (iii) approximately 10,890,180 New Common Shares (which will represent 97% of the Common Shares outstanding on the Effective Date if the Prepackaged Plan is accepted by holders of Outstanding Common Shares)(Class 5)). By way of example, the holders of Class 2 Claims that are also Allowed Claims will receive their pro rata portion of the foregoing consideration for each $10,000 in principal amount of Outstanding Notes (subject to rounding for fractional interests):

      New Senior Notes           $3,793 in principal amount

      Cash
                                 $1,725 (assuming $50 million is distributed in the aggregate)

      New Common Shares          375.5 shares

  If holders of Outstanding Common Shares do not vote to accept the Prepackaged Plan, then all Outstanding Common Shares will be cancelled, and holders of Outstanding Notes will receive New Common Shares which will represent 99.5% of the Common Shares outstanding on the Effective Date with 0.5% of the New Common Shares to be distributed to charities designated by the Principal Holders.

  The Company estimates that Class 2 Claims that are also Allowed Claims will not exceed $355 million.

  On the Effective Date or as soon thereafter as is practicable, each holder of a Class 2 Claim that is also an Allowed Claim receiving 5% or more of the New Common Shares or New Senior Notes will be entitled to enter into the Registration Rights Agreement between the Company and each such holder relating to the New Securities (the "Registration Rights Agreement").

  The Reorganized Debtor will pay to the applicable party entitled to payment an amount equal to the amount of any unpaid fees and reasonable unpaid out-of-pocket costs or expenses earned or incurred through the Effective Date by the Outstanding Indenture Trustee (as hereinafter defined) or the Principal Holders, including, without limitation, reasonable out-of-pocket costs and expenses and reasonable fees of legal counsel to the Outstanding Indenture Trustee and the attorneys for the Principal Holders (the "Class 2 Expense Claims"). Payment of such Class 2 Expense Claims will constitute distributions on account of Allowed Claims in Class 2, in addition to the distributions provided for such Class as described above and distributions otherwise provided under the Prepackaged Plan to holders of Class 2 Claims that are also Allowed Claims will not be reduced on account of such payment of Class 2 Expense Claims. Notwithstanding anything to the contrary, the Reorganized Debtor's obligation to pay Class 2 Expense Claims will be subject to the same bar date and procedural provisions set forth in the Prepackaged Plan for Administrative Claims and the procedures regarding resolution of contested Claims and Interests set forth in the Prepackaged Plan. Amounts payable to the Outstanding Indenture Trustee are subject to approval of the Bankruptcy Court pursuant to section 1129(a)(4). The Company estimates that Class 2 Expense Claims will not exceed $100,000, of which not more than $10,000 is estimated to represent fees payable to the Outstanding Indenture Trustee.

  The terms and conditions of the New Senior Notes, including terms and conditions governing payment of principal and interest, covenants of the Company and rights and remedies of the holders, are set forth in, and will be governed by, an Amended and Restated Indenture (the "New Senior Note Indenture"). See

"Description of New Senior Notes." The terms and conditions of the New Common Shares, including terms and conditions governing payment of dividends and voting, will be governed by the Amended and Restated Declaration of Trust as effected pursuant to the Prepackaged Plan. See "Description of Capital Stock."

  (4) Class 3: Other Secured Claims. This class consists of all Claims, other than Claims of a holder of Outstanding Notes or any Class 2 Expense Claims, of a Creditor secured by a lien on property of the Estate, to the extent of the value, as determined by the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code, of such Creditor's interest in such property of the Estate. To the extent not previously paid, all Other Secured Claims that are also Allowed Claims will be (at the option of the Reorganized Debtor and with the consent of the Principal Holders) (a) paid in full, in cash, on the Effective Date (or as soon as practicable after the date on which any such Claim is allowed), (b) paid upon such other less favorable terms as may be mutually agreed upon by the Reorganized Debtor and the holders of such Claims, or (c) reinstated and paid or performed by the Reorganized Debtor in accordance with section 1124 of the Bankruptcy Code, or the legal, equitable and contractual rights to which such Claim entitles the holder of such Claim will be left unaltered. The Company estimates that there will be no Class 3 Claims that are also Allowed Claims.

  (5) Class 4: Unsecured Claims. This class consists of any Claim that is not an Administrative Claim, a Priority Claim, a Claim under or evidenced by the Outstanding Notes, the Outstanding Note Indenture, the Outstanding Collateral Agreement, the Prior Plan, an Other Secured Claim, or a Claim based upon the Outstanding Common Shares or Outstanding Stock Rights (as hereinafter defined). Each holder of a Class 4 Claim will receive as of the Effective Date, or as soon thereafter as the Claim becomes an Allowed Claim, whichever is later, cash equal to the amount of such Allowed Claim unless the holder of such Claim agrees to less favorable treatment. The Company may ask the Bankruptcy Court for authorization to pay some or all Unsecured Claims that are also Allowed Claims on a current basis. The Company estimates that Class 4 Claims that are also Allowed Claims will not exceed $25,000.

  (6) Class 5: Outstanding Common Shares. This class consists of all Interests of holders of Outstanding Common Shares. If holders of Class 5 Interests that are also Allowed Interests vote to accept the Prepackaged Plan, holders of Outstanding Common Shares will retain their existing Common Shares, subject to the Reverse Stock Split and the issuance of New Common Shares to holders of Class 2 Claims that are also Allowed Claims after which such holders will hold shares representing 3% of the aggregate of the Common Shares outstanding on the Effective Date. If holders of Outstanding Common Shares do not vote to accept the Prepackaged Plan, all Outstanding Common Shares will be cancelled and all holders of Interests in Class 5 will receive or retain no property under the Prepackaged Plan on account of such Interests.

  (7) Class 6: Outstanding Stock Rights. This class consists of any right to purchase or otherwise acquire Common Shares of the Company, and any stock appreciation or similar rights relating to Common Shares of the Company, existing prior to the Effective Date ("Outstanding Stock Rights"). Outstanding Stock Rights do not include any rights arising solely out of the ownership of the Outstanding Common Shares. The Outstanding Stock Rights will be cancelled under the Prepackaged Plan. No distributions will be made to holders of Outstanding Stock Rights under the Prepackaged Plan. All Claims or Interests in Class 6 will not receive or retain any property under the Prepackaged Plan on account of such Claims or Interests.

SUMMARY OF OTHER PROVISIONS OF THE PREPACKAGED PLAN

  Officers and Trustees. As of the Effective Date, the Principal Holders and the New Major Holder have agreed among themselves that the initial members of the Board of Trustees of the Reorganized Debtor will consist of seven members, including (a) the new President and Chief Executive Officer of the Reorganized Debtor, (b) one member selected by the New Major Holder, and (c) five members selected by the Principal Holders. See "Management" for information regarding the new President and Chief Executive Officer and new Board of Trustees. Such persons will be deemed elected to the Board of Trustees, and such elections will be deemed effective as of the Effective Date, without any requirement of further action by shareholders or trustees of the Company or the Reorganized Debtor. The persons identified as officers of the Reorganized

Debtor under the caption "Management" will serve as the initial officers of the Reorganized Debtor as of the Effective Date, however it is anticipated that the new Board of Trustees may replace one or more officers in addition to its selection of the new President and Chief Executive Officer. Subject to any requirement of Bankruptcy Court approval under section 1129(a)(5) of the Bankruptcy Code, those persons designated as trustees and officers of the Reorganized Debtor will assume their offices as of the Effective Date and will continue to serve in such capacities thereafter, pending further action of the Board of Trustees or shareholders of the Reorganized Debtor in accordance with the Amended and Restated Declaration of Trust, the Reorganized Debtor's bylaws and applicable state law.

  Prior to the confirmation of the Prepackaged Plan, in accordance with section 1129(a)(5) of the Bankruptcy Code, the Company will disclose the identity of any other insider that will be employed or retained by the Company and the nature of any compensation for such insider.

  Executory Contracts and Leases. Unless previously assumed or rejected by order of the Bankruptcy Court pursuant to section 365 of the Bankruptcy Code, as of the Effective Date, the Reorganized Debtor will assume each of the executory contracts and leases of the Company that are not rejected as set forth in the second succeeding paragraph and each of the executory contracts and unexpired leases which are identified in the Schedule of Assumed Executory Contracts and Unexpired Leases which is Exhibit E to the Prepackaged Plan. The Company reserves the right at any time prior to the hearing on Confirmation, with the consent of the Principal Holders, to amend Exhibit E either to (a) delete any executory contract or lease listed therein and provide for its rejection pursuant to the Prepackaged Plan or (b) add any executory contract or lease to Exhibit E, thus providing for its assumption (or assumption and assignment) pursuant to the Prepackaged Plan. The Company will provide notice of any amendment to Exhibit E to the parties to the executory contract or lease affected thereby. The order of the Bankruptcy Court confirming the Prepackaged Plan pursuant to section 1129 of the Bankruptcy Code (the "Confirmation Order") will constitute an order of the Bankruptcy Court approving all such assumptions described in the Prepackaged Plan, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date.

  Any monetary defaults under an executory contract or lease to be assumed under the Prepackaged Plan will be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code in either of the following ways: (1) by payment of the default amount in cash on the Effective Date, or (2) by payment of the default amount on such other terms as agreed to by the Reorganized Debtor and the other parties to such executory contract or lease. In the event of a dispute regarding (i) the amount of any cure payments, (ii) the ability of the Reorganized Debtor to provide adequate assurance of future performance under the contract or lease to be assumed, or (iii) any other matter pertaining to assumption (or assumption and assignment) of the contract or lease to be assumed, the cure payments required by section 365(b)(1) of the Bankruptcy Code will be made following the entry of a Final Order by the Bankruptcy Court resolving the dispute and approving assumption.

  Unless previously assumed or rejected by order of the Bankruptcy Court pursuant to section 365 of the Bankruptcy Code, on the Effective Date, all documents, agreements, contracts and leases listed on the Schedule of Rejected Executory Contracts and Unexpired Leases, which is Exhibit F to the Prepackaged Plan, will be rejected, to the extent, if any, that any of the foregoing constitute executory contracts or unexpired leases, and without conceding or admitting that they constitute executory contracts or unexpired leases or that the Company has any liability thereunder. The Company reserves the right at any time prior to the Confirmation Date with the consent of the Principal Holders, to amend Exhibit F either to (a) delete any contract or lease listed therein and provide for its assumption pursuant the Prepackaged Plan, or (b) add any contract or lease to Exhibit F, thus providing for its rejection pursuant to the Prepackaged Plan. The Company will provide notice of any amendment of Exhibit F to the parties to the contract or lease affected thereby.

  The Confirmation Order will constitute an order of the Bankruptcy Court approving all such rejections, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date. Any Claim for damages arising from the rejection under the Prepackaged Plan of an executory contract or unexpired lease must be filed within 30 days after the mailing of notice of Confirmation or be forever barred and unenforceable against the Company, its Estate, the Reorganized Debtor and its properties and barred from receiving any distribution under the Prepackaged Plan on account of such Claim.

  Releases. In consideration for the distributions to be made under the Prepackaged Plan and the releases provided for therein, and in order to protect the Reorganized Debtor from Claims for contribution or indemnity relating to pre-Effective Date acts or omissions, as of the Effective Date, (i) the Creditors' Committee, each holder of a Claim or Interest, and each of the officers, directors, employees, members and professionals of such committee or holder, will be released from any Released Claims that the Company may have against any of them (the "Debtor Release"), (ii) the Company, the Reorganized Debtor, the Creditors' Committee, the Principal Holders and their respective officers, directors, employees, members and professionals (collectively, the "Debtor Releasees") will be released from any Released Claims that any holder of a Claim or Interest may have against any of the Debtor Releasees, and (iii) the Debtor Releasees also will be released from any and all actions, causes of action, claims, liabilities, demands and obligations of any kind or nature whatsoever that the Company, the Reorganized Debtor, the Company's Estate or any holder of a Claim or Interest may have against any of the Debtor Releasees that is based upon or that arises out of any alleged act or omission by any of the Debtor Releasees that is related to the Company, including, without limitation, the Reorganization Case, the Outstanding Notes, the Outstanding Collateral Agreement, the Prior Plan, the Outstanding Common Shares, the Outstanding Stock Rights or any of the Claims or Interests in the Reorganization Case and any Claims under the federal securities laws, provided, however, such release shall not apply to Excluded Claims (as defined below) against the Company (the release described in subparagraphs (ii) and (iii) above is hereinafter referred to as the "Creditor/Shareholder Release") and no holder of a Claim shall be released until such Claim is allowed.

  Notwithstanding the foregoing, to the extent that a holder of a Claim or Interest elects not to grant a Creditor/Shareholder Release and receive a Debtor Release, such holder may make such election by indicating its election to opt out of such releases in the space provided for such election on the Ballot for accepting or rejecting the Prepackaged Plan. If a holder makes such election, the Creditor/Shareholder Release will not be enforceable against such holder, and such holder will not be released under the Debtor Release. "Excluded Claims" mean any obligation that arises under the Prepackaged Plan or any document, instrument or agreement to be executed, delivered or assumed under the Prepackaged Plan, including without limitation, the obligations of the Reorganized Debtor under the New Senior Notes, the New Senior Note Indenture, the New Collateral Documents (as hereinafter defined) and all documents, instruments and agreements delivered or to be delivered in connection therewith (the "Excluded Claims").

  Conditions to Effectiveness. The following are conditions to the effectiveness of the Prepackaged Plan: (i) the Prepackaged Plan has been accepted by the requisite holders of Claims in Class 2 pursuant to section 1126 of the Bankruptcy Code; (ii) the clerk of the Bankruptcy Court has entered the Confirmation Order, in form and substance satisfactory to the Company and to the Principal Holders and (unless otherwise agreed to by the Principal Holders) such order has become a Final Order; (iii) no court will have entered an order modifying or staying the enforcement of the Confirmation Order or such order shall have been vacated; (iv) the New Senior Note Indenture will have been qualified under the Trust Indenture Act of 1939, as amended, and no stop order shall have been issued with respect thereto; (v) the New Senior Note Indenture and the New Collateral Documents will have been executed and delivered by the Reorganized Debtor and each of its subsidiaries, and the New Indenture Trustee; and (vi) all other material documents, instruments or agreements including, including without limitation, the Amended and Restated Declaration of Trust shall have been executed and delivered by the parties thereto and shall have become effective.

MEANS FOR IMPLEMENTATION OF THE PREPACKAGED PLAN

  The Effective Date of the Prepackaged Plan shall be a business day selected by the Debtor (i) that is at least 11 calendar days after the Confirmation Date or, with the consent of the Principal Holders, at least one business day after the Confirmation Date, if the Bankruptcy Court enters an order making Bankruptcy Rule 7062 inapplicable to the proceedings respecting the Confirmation Order or otherwise determining that the Effective Date may occur immediately following the Confirmation Date, and (ii) on which (a) no stay of the Confirmation Order is in effect, and (b) all conditions to the Effective Date set forth in the Prepackaged Plan have been satisfied or waived pursuant to the Prepackaged Plan. On the Effective Date, the Prepackaged Plan will be implemented by the Company as described below.

  Objections to Claims or Interests and Prosecution of Disputed Claims. Except as otherwise provided, applications of professionals for compensation and reimbursement of expenses under the Prepackaged Plan, and except as otherwise ordered by the Bankruptcy Court after notice and a hearing, objections to Claims or Interests, including Administrative Claims, or to requests for payment of Class 2 Expense Claims, shall be filed and served upon the holder of such Claim or upon the Wilmington Trust Company, as trustee under the Outstanding Note Indenture or any predecessor or successor trustee (the "Outstanding Indenture Trustee"), or other relevant party as applicable, not later than the later of (i) 90 days after the Effective Date, and (ii) 90 days after a proof of Claim or Interest or request for payment of such Claim, Interest, Administrative Claim or Class 2 Expense Claims is filed, unless this period is extended by the Bankruptcy Court. After the Effective Date, the Reorganized Debtor shall have the exclusive right to object to Claims, Interests or Class 2 Expense Claims.

  Notwithstanding any other provisions in the Prepackaged Plan, no payments or distributions, if any, will be made on account of a Claim or Interest until such Claim or Interest becomes an Allowed Claim or Allowed Interest. With respect to any Disputed Claim (as hereinafter defined) or Disputed Interest (as hereinafter defined) that becomes an Allowed Claim or Allowed Interest, all payments due or distributions on account of such Claim or Interest that becomes an Allowed Claim or Allowed Interest shall be made pursuant to the Prepackaged Plan as soon as practicable after the date on which such Claim or Interest becomes an Allowed Claim or Allowed Interest. See "--Distributions" below.

  Distributions. Subject to the provisions of the Prepackaged Plan described below, and except as otherwise provided in the Prepackaged Plan, property to be distributed under the Prepackaged Plan to an impaired class (i) will be distributed on or as soon as practicable after the Effective Date to each holder of an Allowed Claim or an Allowed Interest of that class that is an Allowed Claim or Allowed Interest as of the Effective Date, and (ii) will be distributed to each holder of an Allowed Claim or an Allowed Interest of that class that is allowed after the Effective Date, to the extent allowed, as soon as practicable after such Claim or Interest becomes an Allowed Claim or Allowed Interest. Property to be distributed under the Prepackaged Plan to a class that is not impaired or on account of a Claim of a kind described in Bankruptcy Code section 507(a)(1) or Class 2 Expense Claims will be distributed on the later of
(i) the later of the two dates specified in the preceding sentence, and (ii) the date on which the distribution to the holder of the Allowed Claim would have been due and payable under the terms of the Allowed Claim in the absence of the Reorganization Case.

  Holders of Outstanding Securities Entitled to Receive Distribution. Any distribution under the Prepackaged Plan on account of an Allowed Claim under or evidenced by Outstanding Notes will be made to the holders of record of such Outstanding Notes as of the Effective Date. At the close of business on the Effective Date, the transfer ledgers for the Outstanding Securities will be closed, and there will be no further changes in the record holders of the Outstanding Notes. The Company, the Reorganized Debtor and the Outstanding Indenture Trustee will have no obligation to recognize any transfer of the Outstanding Notes occurring on or after the Effective Date. The Company, the Reorganized Debtor and the Outstanding Indenture Trustee will be entitled instead to recognize and deal for all purposes hereunder with only those record holders stated on the transfer ledgers for the Outstanding Notes, as of the close of business on the Effective Date.

  Cancellation of Outstanding Securities and Related Agreements. Except as expressly provided in the Prepackaged Plan or in the Confirmation Order, on the Effective Date, the Outstanding Notes, the Outstanding Note Indenture, the Outstanding Collateral Agreement, those certain pledge agreements executed in connection with the Outstanding Note Indenture (the "Outstanding Pledge Agreement"), the Prior Plan, the Outstanding Stock Rights, and all obligations of the Company under any of the foregoing will be terminated and cancelled.


  New Securities and Indenture. On or before the Effective Date, the Reorganized Debtor, the New Indenture Trustee and Wilmington Trust Company and William J. Wade, as collateral agent under the New Collateral Documents (the "New Collateral Agent") will have executed the New Senior Note Indenture and the New Collateral Documents, as applicable. On the Effective Date or as soon as practicable thereafter, the Reorganized Debtor and each holder of Allowed Class 2 Claims receiving 5% or more of the New Common Shares or of the New Senior Notes will be entitled to execute and deliver the Registration Rights Agreement. All of the documents described in this paragraph will become effective and binding on the Reorganized Debtor on and as of the Effective Date. On and after the Effective Date, the Reorganized Debtor will issue the New Securities in accordance with the Prepackaged Plan.

  Amended and Restated Declaration of Trust; Reverse Stock Split and Indemnification. To effect the Reverse Stock Split and certain other changes to the Company's Declaration of Trust, on the Effective Date, the Amended and Restated Declaration of Trust (which is attached hereto as Annex B) will be filed with the State Department of Assessments and Taxation of Maryland. Pursuant to the Amended and Restated Declaration of Trust, each 33.33 Outstanding Common Shares will be automatically converted into one Common Share and the authorized number of Common Shares will be 20,000,000. See "Description of Capital Stock." No fractional shares of Common Shares shall be issued upon such conversion, but in lieu thereof, fractions of 1/2 or greater shall be rounded to the next greater whole number and fractions of less than 1/2 shall be rounded to the next lower whole number. No consideration will be paid in respect of such fractional interests that are rounded down. The Amended and Restated Declaration of Trust will continue to prohibit the issuance of nonvoting equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code. In addition, certain restrictions on transfer will be included in the Amended and Restated Declaration of Trust. See "Description of Capital Stock." Pursuant to the Amended and Restated Declaration of Trust and other relevant agreements, and notwithstanding any other term or provision of the Prepackaged Plan to the contrary, the Company will indemnify and hold harmless its current and former officers, trustees and employees to the fullest extent permitted by applicable law with respect to any such officer's, trustee's or employee's acts, conduct and omissions whether arising before or after the Petition Date. The Amended and Restated Declaration of Trust will become effective upon (i) confirmation of the Prepackaged Plan, (ii) the occurrence of the Effective Date and (iii) the filing with the State Department of Assessments and Taxation of Maryland of the Amended and Restated Declaration of Trust.

  Disbursing Agent. The Reorganized Debtor, or such other entity or entities as the Reorganized Debtor may employ (the "Disbursing Agents"), subject to the reasonable consent of the Principal Holders, will make all distributions required under the Prepackaged Plan. Any Disbursing Agent may employ or contract with other entities to assist in or perform the distribution of property under the Prepackaged Plan. Unless otherwise determined by the Reorganized Debtor, each Disbursing Agent will serve without bond. Each third party Disbursing Agent will receive, without further Bankruptcy Court approval, reasonable compensation for distribution services rendered pursuant to the Prepackaged Plan and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services from the Reorganized Debtor on terms agreed to with the Reorganized Debtor.

  Disputed Claims or Interests. Notwithstanding any other provisions of the Prepackaged Plan, no payments or distributions will be made on account of any Disputed Claim (as defined below) or Disputed Interest (as defined below) until such Claim or Interest becomes an Allowed Claim or Allowed Interest, and then only to the extent that it becomes an Allowed Claim or Allowed Interest. "Disputed Claim" or "Disputed Interest" means a Claim or Interest as to which a proof of Claim or Interest, as applicable, (i) has been filed or deemed filed under applicable law, or by reason of an order of the Bankruptcy Court, but as to which an objection has been or may be timely filed and which objection, if timely filed, has not been withdrawn on or before any date fixed for filing such objections by the Prepackaged Plan or order of the Bankruptcy Court and has not been overruled or denied by a final order, or
(ii) has not been timely filed, if such proof of Claim or Interest was required to be filed. Prior to the time that an objection has been or may be deemed timely filed, a Claim or Interest shall be considered a Disputed Claim or Disputed Interest, as applicable, in its entirety if (i) the amount of the Claim or Interest specified in the proof of Claim or Interest exceeds the amount of any corresponding Claim or Interest scheduled by the Company in its schedules or its list of equity security holders, as applicable, (ii) any corresponding Claim or Interest scheduled by the Company in its schedules or its list of equity security holders, as applicable, has been scheduled as disputed, contingent or unliquidated, irrespective of the amount scheduled, or
(iii) no corresponding Claim or Interest has been scheduled by the Company in its schedules or its list of equity security holders, as applicable.

  Manner of Payment Under the Prepackaged Plan. Cash payments made pursuant to the Prepackaged Plan will be in U.S. dollars by checks drawn on a domestic bank selected by the Reorganized Debtor, or by wire transfer from a domestic bank, at the Reorganized Debtor's option, except that payments made to foreign trade creditors holding Allowed Claims may be paid, at the option of the Reorganized Debtor in such funds and by such means as are necessary or customary in a particular foreign jurisdiction. Distributions of cash pursuant to the Prepackaged Plan will be made by mail as set forth above or, upon request of a holder of a Class 2 Claim that is also an Allowed Claim, by wire transfer in accordance with written instructions received therefrom.

  Surrender of Instruments. As a condition to the receipt of any distribution under the Prepackaged Plan, (i) each holder of an Outstanding Note will deliver to the Outstanding Indenture Trustee or its designee such transaction instructions or other documents of transfer or exchange as the Outstanding Indenture Trustee requests, and (ii) each holder of a document or instrument of the Company other than an Outstanding Note will surrender the document or instrument to the Disbursing Agent or its designee. However, holders of Outstanding Common Shares are not required to surrender such document or instrument. Prior to the Effective Date, each holder of a document or instrument will receive specific instructions regarding the time and manner in which the document or instrument is to be surrendered or delivered. Immediately upon the Effective Date and until such surrender or delivery, such document or instrument will be deemed cancelled and represent only the right to receive the distributions to which the holder is entitled under the Prepackaged Plan.

  Any bond, debenture, share of stock, other security or note, whether or not a security (collectively, the "Instruments"), or transaction instruction, that is lost, stolen, mutilated or destroyed will be deemed surrendered when the holder of a Claim or Interest based thereon delivers to the Outstanding Indenture Trustee, or Disbursing Agent or their respective designee, (i) evidence satisfactory to the Outstanding Indenture Trustee, Disbursing Agent or its designee of the loss, theft, mutilation or destruction of such Instrument, or
(ii) such security or indemnity as may be required by the Outstanding Indenture Trustee, Disbursing Agent or its designee to save each of them harmless with respect thereto.

  Any holder of an Instrument of the Company that fails to surrender or deliver or be deemed to have surrendered or delivered the Instrument or relevant transaction instruction or other document within two years after the Effective Date will be forever barred from receiving any distribution under the Prepackaged Plan. In such cases, any property held for distribution on account of a Claim or Interest based on such Instrument will become property of the Reorganized Debtor, in the manner provided in the Prepackaged Plan for unclaimed distributions. To the extent that any such property is held by a Disbursing Agent other than the Reorganized Debtor, such Disbursing Agent will return such property to the Reorganized Debtor.

  Delivery of Distributions and Undeliverable or Unclaimed Distributions. Except as provided below for undeliverable distributions, distributions to holders of Allowed Claims and Allowed Interests will be distributed by mail as follows: (a) except in the case of the holder of an Instrument for which there is an indenture trustee, security registrar or stock transfer agent, (1) to the addresses set forth on the respective proofs of claim or proofs of interest filed by such holders, (2) to the addresses set forth in any written notices of address changes delivered to the Disbursing Agent(s) after the date of any related proof of claim, or (3) to the address reflected on the Schedule of Assets and Liabilities filed with the clerk of the Bankruptcy Court in the Reorganization Case by the Company if no proof of Claim or proof of Interest is filed and the Disbursing Agent(s) have not received a written notice of a change of address; and (b) in the case of the holder of an Instrument for which there is an indenture trustee, security registrar or stock transfer agent, to the latest mailing address maintained of record by the pertinent indenture trustee, security registrar or stock transfer agent, or, if no mailing address is maintained of record, to the pertinent indenture trustee, security registrar or stock transfer agent. Distribution of cash pursuant to section 3.3.1(a) of the Prepackaged Plan will be made by mail as set forth above or, upon request of a holder of a Class 2 Claim that is also an Allowed Claim, by wire transfer in accordance with written instructions received therefrom.

  If the distribution to the holder of a Claim or Interest is returned to a Disbursing Agent as undeliverable, no further distribution will be made to such holder unless and until the Reorganized Debtor or the applicable Disbursing Agent is notified in writing of such holder's then current address. Except as provided below, undeliverable distributions will remain in the possession of the applicable Disbursing Agent until such times as a distribution becomes deliverable.

  Unclaimed cash (including interest, dividends and other consideration, if any, distributed on or received for undeliverable New Securities) will be held in trust in a segregated bank account in the name of the applicable Disbursing Agent, for the benefit of the potential claimants of such funds, and will be accounted for separately. Such funds will be held in interest-bearing accounts to the extent practicable and the parties entitled to such funds will be entitled to any interest earned on such funds. Undeliverable New Securities will be held in trust for the benefit of the potential claimants of such securities by the applicable Disbursing Agent in principal amount of notes and number of shares sufficient to fund the unclaimed amounts of such securities, and will be accounted for separately.

  Within 30 days after the end of each calendar quarter following the Effective Date, the applicable Disbursing Agents will make distributions of all property that has become deliverable during the preceding quarter. Each such distribution will include any dividends, interest payments or other distributions made on account of the distributed property.

  Any holder of an Allowed Claim or an Allowed Interest who does not assert a claim for an undeliverable distribution held by a Disbursing Agent within one year after the Effective Date will no longer have any claim to or interest in such undeliverable distribution, and will be forever barred from receiving any distributions under the Prepackaged Plan. In such cases, any property held for distribution on account of such Allowed Claims or Allowed Interests will be returned to and/or retained by the Reorganized Debtor, as follows: (1) any cash will be the property of the Reorganized Debtor, free from any restrictions thereon; (2) any New Senior Notes will be canceled; and (3) any New Common Shares reserved for issuance will be held by the Reorganized Debtor as unrestricted treasury shares. Nothing contained in the Prepackaged Plan will require the Company, the Reorganized Debtor or any Disbursing Agent to attempt to locate any holder of an Allowed Claim or an Allowed Interest.

  Compliance With Tax Requirements. In connection with the Prepackaged Plan, to the extent applicable, each Disbursing Agent will comply with all withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Prepackaged Plan will be subject to such withholding and reporting requirements.

  Setoffs. The Reorganized Debtor may, but will not be required to, set off against any Allowed Claim and the distributions to be made pursuant to the Prepackaged Plan on account of such Allowed Claim, claims of any nature that the Company or the Reorganized Debtor may have against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim against the

Company or the Reorganized Debtor will constitute a waiver or release by the Company or the Reorganized Debtor of any claim that the Company or the Reorganized Debtor may possess against such holder.

MODIFICATION OF THE PREPACKAGED PLAN

  Subject to the restrictions on plan of reorganization modifications set forth in section 1127 of the Bankruptcy Code or as otherwise permitted by law without additional disclosure pursuant to section 1125 of the Bankruptcy Code, except as the Bankruptcy Court may otherwise order, the Company, subject to the approval of the Principal Holders, reserves the right to alter, amend or modify the Prepackaged Plan before its substantial consummation. The potential impact of any such amendment, modification or supplement on the holders of Claims and Interests cannot presently be foreseen, but may include a change in the economic impact of the Prepackaged Plan on some or all of the classes of Claims and Interests. If any of the terms of the Prepackaged Plan are amended, modified or supplemented in a manner determined to constitute a material adverse change, the Company will promptly disclose any such amendment, modification or supplement in a manner reasonably calculated to inform the holders adversely affected thereby, and the Company will extend the Plan Solicitation period for Ballots and Master Ballots for an appropriate period, depending upon the significance of the amendment, modification or supplement and the manner of disclosure to holders of Claims and Interests if the Plan Solicitation period would otherwise expire during such period.

REVOCATION OF THE PREPACKAGED PLAN

  Subject to certain limitations contained in the Prepackaged Plan, the Company reserves the right to revoke and withdraw the Prepackaged Plan at any time and solely within its discretion prior to the Confirmation Date, with the consent of the Principal Holders. If the Company revokes or withdraws the Prepackaged Plan, or if confirmation of the Prepackaged Plan does not occur or if the Prepackaged Plan does not become effective, then the Prepackaged Plan will be null and void, and nothing contained in the Prepackaged Plan will: (1) constitute a waiver or release of any Claims by or against, or any interests in, the Company; (2) constitute an admission of any fact or legal conclusion by the Company, the Company as debtor in possession in the reorganization case (the "Debtor in Possession") or any other individual, corporation, limited liability company, partnership, association, joint stock company, joint venture, estate, trust, unincorporated organization, government or any political subdivision thereof, governmental unit, Creditors' Committee, unofficial committee of creditors or equity holders or other entity (an "Entity"); or (3) prejudice in any manner the rights of the Company or the Debtor in Possession in any further proceedings involving the Company or the Debtor in Possession.

CONFIRMATION OF THE PREPACKAGED PLAN

  If the Requisite Plan Acceptances are received and the Company seeks to implement the Prepackaged Plan by commencing the Reorganization Case under Chapter 11 of the Bankruptcy Code, the Company will request that the Bankruptcy Court hold a confirmation hearing as promptly as practicable, upon such notice to the parties in interest as is required by the Bankruptcy Code, the Bankruptcy Rules and the Bankruptcy Court. Parties in interest, including all holders of Claims and Interests, will receive notice of the date and time fixed by the Bankruptcy Court for the confirmation hearing. The Bankruptcy Court will also establish procedures for the filing and service of objections to confirmation of the Prepackaged Plan.

  For the Prepackaged Plan to be confirmed, the Bankruptcy Code requires that the Bankruptcy Court determine that the Prepackaged Plan complies with the requirements of section 1129 of the Bankruptcy Code. Section 1129 provides that the Bankruptcy Court must find, among other things, that (i) the Prepackaged Plan has been accepted by all classes of impaired Claims and impaired Interests entitled to vote on the Prepackaged Plan, except to the extent that confirmation, despite the rejection of one or more classes, is available under the "cramdown" provisions of section 1129(b) of the Bankruptcy Code, (ii) the Prepackaged Plan has been accepted by at least one class of impaired Claims without considering the votes of "insiders," (iii) the Prepackaged Plan is feasible (i.e., that there is a reasonable probability that the Company will be able to perform its obligations under the Prepackaged Plan and continue to operate its business without further financial reorganization or liquidation), and (iv) the Prepackaged Plan meets the requirements of section 1129(a)(7) of the Bankruptcy Code, which requires that, with respect to each impaired class, each holder of a Claim or Interest either (a) accepts the Prepackaged Plan or (b) receives at least as much under the Prepackaged Plan as such holder would receive in a liquidation of the Company under Chapter 7 of the Bankruptcy Code. There are several other confirmation standards that must be met including, without limitation, (i) the Prepackaged Plan is proposed in good faith, (ii) the Prepackaged Plan and its proponent comply with the Bankruptcy Code, (iii) payments for services in or in connection with the Bankruptcy Case or the Prepackaged Plan are approved by or subject to court approval, (iv) the identity of management, officers or trustees of the Company have been disclosed, including their compensation and their continuation in office is consistent with the interests of creditors, shareholders and public policy, (v) all statutory fees have been or will be paid, and (vi) if there has been a modification, there is a continuation of retiree benefits at certain levels.

  Although the Company believes that the Company and the Prepackaged Plan will meet such tests, as well as the other requirements of section 1129 of the Bankruptcy Code, there can be no assurance that the Bankruptcy Court will reach the same conclusion and confirm the Prepackaged Plan. Moreover, even if the Requisite Plan Acceptances have been obtained from the holders of Claims and Interests prior to the commencement of the Reorganization Case, the Bankruptcy Court may determine that such holders have not validly accepted the Prepackaged Plan by finding that the Solicitation did not comply with all of the applicable provisions of the Bankruptcy Code. See "Special Factors and Certain Considerations--Considerations Relating to the Prepackaged Plan." In such event, the Bankruptcy Court may order the Company to resolicit acceptances and, therefore, confirmation of the Prepackaged Plan would be delayed and possibly jeopardized. Although the Company believes that the Solicitation complies with the applicable provisions of the Bankruptcy Code and that the acceptances received will be accepted as votes for the Prepackaged Plan by the Bankruptcy Court, there can be no assurance that the Bankruptcy Court will reach the same conclusion.

  Nonconsensual Confirmation. If any impaired class of Claims or Interests (other than Class 2) entitled to vote on the Prepackaged Plan, does not vote to accept the Prepackaged Plan, the Company intends to use "cramdown" procedures with respect to any such impaired classes (other than Class 2), if necessary. In the event that any impaired class of Claims or Interests does not accept the Prepackaged Plan, the Bankruptcy Court may nevertheless confirm the Prepackaged Plan at the Company's request by applying "cramdown" procedures under section 1129(b) if the requirements of section 1129(b) of the Bankruptcy Code are satisfied. To invoke such "cramdown" procedures, at least one non-insider impaired class of Claims must accept the Prepackaged Plan, and if, as to each impaired class which has not accepted the Prepackaged Plan, the Bankruptcy Court determines that the Prepackaged Plan "does not discriminate unfairly" (as discussed below) and is "fair and equitable" (as discussed below) with respect to such nonaccepting class, the Bankruptcy Court may confirm the Prepackaged Plan. Under the Prepackaged Plan, Classes 2, 3, 4, 5, and 6 constitute classes of impaired Claims or Interests. If the class of holders of Outstanding Common Shares do not vote to accept the Prepackaged Plan, all Outstanding Common Shares will be cancelled and holders of Outstanding Common Shares will not receive or retain anything under the Prepackaged Plan. See "Special Factors and Certain Considerations--Considerations Relating to the Prepackaged Plan-- Nonconsensual Confirmation." The Company reserves the right to request nonconsensual confirmation of the Prepackaged Plan if any such classes (other than Class 2) rejects the Prepackaged Plan.

  No Unfair Discrimination. A plan of reorganization "does not discriminate unfairly" if (a) the legal rights of a nonaccepting class are treated in a manner that is consistent with the treatment of other classes whose legal rights are identical with those of the nonaccepting class, and (b) no class receives payments in excess of that which it is legally entitled to receive for its claims or equity interests. The Company believes that under the Prepackaged Plan (x) all classes of Claims and Interests are treated in a manner that is consistent with the treatment of other classes of Claims and Interests, if any, with which their legal rights are identical, and

(y) no class of Claims or Interests will receive payments or property with an aggregate value greater than the aggregate value of the Allowed Claims and Allowed Interests in such class. Accordingly, the Company believes the Prepackaged Plan does not discriminate unfairly with respect to any impaired class of Claims or Interests.

  Fair and Equitable Test. The Bankruptcy Code establishes the following different "fair and equitable" tests for secured creditors, unsecured creditors and equity holders:

    (a) Secured Creditors. Either (i) each secured creditor in an impaired class of claims retains the liens securing its secured claim and receives on account of its secured claim deferred cash payments having a present value equal to the amount of its allowed secured claim, (ii) each impaired secured creditor realizes the "indubitable equivalent" of its allowed secured claim, or (iii) the property securing the claim is sold free and clear of liens with such liens to attach to the proceeds, and the liens against such proceeds are treated in accordance with clause (i) or (ii) of this subparagraph (a).

    (b) Unsecured Creditors. Either (i) each unsecured creditor in an impaired class of claims receives or retains under the plan of reorganization property of a value equal to the amount of its allowed claim, or (ii) the holders of claims that are senior to the claims of the nonaccepting class do not receive more than 100% (present value) for their claims and the holders of claims and equity interests that are junior to the claims of the nonaccepting class do not receive any property under the plan of reorganization on account of such claims and equity interests.

    (c) Equity Holders. (i) Each holder of an equity interest will receive or retain, under the plan of reorganization, property of a value equal to the greater of (a) the fixed liquidation preference or redemption price, if any, of such stock or (b) the value of the stock, or (ii) the holders of interests that are junior to the nonaccepting class will not receive any property under the plan of reorganization.

THE COMPANY RESERVES THE ABSOLUTE RIGHT TO SEEK NONCONSENSUAL CONFIRMATION OF A
   PLAN WITH RESPECT TO ANY CLASS OF CLAIMS OR INTERESTS (OTHER THAN CLASS 2) VOTING ON THE PREPACKAGED PLAN IN THE EVENT THE REQUISITE PLAN ACCEPTANCES ARE NOT RECEIVED WITH RESPECT TO ANY SUCH CLASS AND TO REVOKE THE PREPACKAGED PLAN
     OR MAKE ANY MODIFICATIONS OR AMENDMENTS TO TREATMENTS PROVIDED IN THE PREPACKAGED PLAN SUBJECT TO THE CONDITIONS CONTAINED IN THE PREPACKAGED PLAN
       THAT ARE NECESSARY TO OBTAIN SUCH NONCONSENSUAL CONFIRMATION.

  Acceptance of the Prepackaged Plan. Under section 1129(a)(10) of the Bankruptcy Code, if a class of claims or interests is impaired under a plan, the plan must be accepted by holders of at least one class of "impaired" claims or interests without considering the votes of "insiders" within the meaning of the Bankruptcy Code. The classes consisting of the Outstanding Notes, Outstanding Common Shares, Other Secured Claims and Unsecured Claims are the only classes of impaired Claims or Interests under the Prepackaged Plan that are entitled to vote to accept or reject the Prepackaged Plan. No "insiders" own Outstanding Notes, Other Secured Claims or Unsecured Claims. Outstanding Common Shares are owned by "insiders" within the meaning of section 1129(a)(10) and such insiders' votes will not be counted for purposes of determining whether Class 5 accepts the Prepackaged Plan.

  Feasibility Test. The Bankruptcy Code requires that the Bankruptcy Court must find that a plan passes the Feasibility Test. For the Prepackaged Plan to meet the Feasibility Test, the Bankruptcy Court must find that the Company, as reorganized, will possess the resources and working capital necessary to provide all creditors with the treatment specified in the Prepackaged Plan and to continue to operate its business upon and after the consummation of the Prepackaged Plan. The Company believes the Prepackaged Plan satisfies the Feasibility Test.

  As of the Effective Date, the Company will retain assets sufficient to pay all Claims against the Company and to pay all principal and interest on the New Senior Notes when and as due. Assuming holders of Outstanding Common Shares vote to accept the Prepackaged Plan, such holders will retain their interests in the Company, subject to the Reverse Stock Split and dilution upon issuance of New Common Shares to the holders of Outstanding Notes.

  The Company has analyzed its ability to meet its obligations under the Restructuring. As part of this analysis, the Company has prepared projections of its financial performance for the five-year period ending September 30, 2000. These projections, and the significant assumptions on which it is based, are included in the "Financial Projections." The Company believes, based on this analysis, that the Restructuring provides a feasible means of reorganization and operation from which there is a reasonable expectation that, subject to the risks disclosed in this Disclosure Statement, the Company will be able to make all payments required to be made pursuant to the Restructuring. Because financial projections are inherently imprecise, holders of Outstanding Securities are cautioned not to place undue reliance on the projections. There can be no assurance that a Bankruptcy Court will agree with the Company's determination. See "Financial Projections."

  Best Interests of Creditors Test; Liquidation Value. In addition, the Bankruptcy Code requires that, to confirm a plan of reorganization, each holder of a claim or equity interest in an impaired class must either (i) accept the plan, or (ii) receive or retain under the plan cash or property of a value, as of the effective date of the plan, that is not less than the value such holder would receive or retain if the debtor were liquidated under Chapter 7 of the Bankruptcy Code.

  To calculate what holders of each impaired class of claims and equity interests would receive if the debtor were liquidated under Chapter 7 of the Bankruptcy Code, the Bankruptcy Court must determine the "liquidation value" of the debtor, which would consist primarily of the proceeds from a sale of the debtor's assets by a Chapter 7 trustee. The proceeds from a Chapter 7 liquidation that would be available to all claims would be reduced by, first, the secured claims to the extent of the value of their collateral, by the costs and expenses of liquidation, and by other administrative expenses and costs of the Chapter 7 case and the costs and expenses of a Chapter 11 case, if any. Costs of liquidation under Chapter 7 of the Bankruptcy Code would include the fees of a trustee, and of counsel and other professionals (including financial advisors and accountants) retained by the trustee, asset disposition expenses, litigation costs and claims arising from the operations of the Company's business during the Chapter 7 liquidation case. The liquidation itself could trigger certain "priority claims," such as claims for severance pay, and could accelerate other priority payments that otherwise would be due in the ordinary course of business. Those priority claims would be paid in full out of the liquidation proceeds before the balance would be made available to pay all unsecured claims or to make any distributions in respect of equity interests.

  To determine if the Prepackaged Plan is in the best interests of each impaired class, the present value of the distributions of the proceeds from the liquidation of the Company's assets and properties, after subtracting the amounts attributable to the foregoing Claims, are compared with the value of the property offered to such classes of Claims and Interests under the Prepackaged Plan. Provided that the present values offered to such classes of Claims and Interests under the Prepackaged Plan are equal to or exceed what would be realized in a Chapter 7 liquidation, the Prepackaged Plan is in the best interest of each impaired class.

  In applying the "best interests test," it is possible that Claims and Interests in the Chapter 7 case may not be classified as provided in the Prepackaged Plan. In the absence of a contrary determination by the Bankruptcy Court, all pre-Chapter 11 unsecured claims that have the same rights upon liquidation would be treated as one class for purposes of determining the potential distribution of the liquidation proceeds resulting from the Company's Chapter 7 case. The distributions from the liquidation proceeds would be calculated ratably according to the amount of the Claim held by each creditor. The Company believes that the most likely outcome of liquidation proceedings under Chapter 7 would be that no class junior to the Outstanding Notes will receive any distribution.

  Applying the "best interests test" to the Outstanding Notes, the Outstanding Common Shares, Other Secured Claims and Unsecured Claims, the Company believes that the confirmation of the Prepackaged Plan will provide each holder of the Outstanding Notes, Outstanding Common Shares, Other Secured Claims and Unsecured Claims with a greater recovery than it would receive if the Company were liquidated under Chapter 7. In the Company's view, a Chapter 7 liquidation is uncertain as to timing and amounts of payments to the holders of the Outstanding Notes and would leave nothing for holders of Unsecured Claims or Outstanding Common Shares. The Prepackaged Plan provides as much certainty as is possible regarding these matters. The Company's analysis of estimated recoveries under the Prepackaged Plan and in the context of a Chapter 7 liquidation is set forth below.

  Chapter 7 Liquidation Analysis. The Bankruptcy Court will determine whether the Prepackaged Plan meets the "best interests" test. Accordingly, the Chapter 7 liquidation analysis set forth herein is provided solely to disclose to holders of Claims and Interests the effects of a hypothetical Chapter 7 liquidation of the Company, subject to the assumptions set forth herein. There can be no assurance that such assumptions would be made or accepted by the Bankruptcy Court. The Chapter 7 liquidation analysis was completed on or about May 15, 1995. The Company is not aware of any events subsequent to such date that would materially impact the Chapter 7 liquidation analysis.

  The table below sets forth the computation of liquidation values as of March 31, 1995. See "Special Purpose Valuation Report of Kenneth Leventhal & Company on Range of Liquidation Values" included herein as Annex D.

                           MORTGAGE AND REALTY TRUST
                          RANGE OF LIQUIDATION VALUES

                           AS OF MARCH 31, 1995

                                                                    RANGE
                                                              -----------------
                                                                LOW      HIGH
                                                              -------- --------
                                                                 (DOLLARS IN
                                                                 THOUSANDS)
 Extrapolated Liquidation Value of Portfolio (A)............  $192,600 $218,100
 Adjustments:
 Add:   Cash on Hand (B)...................................      1,500    1,500
        Marketable Securities (B)..........................     71,600   71,600
        Accounts Receivables and Other Assets (A)(B).......      1,800    3,700
                                                              -------- --------
                                                               267,500  294,900
 Less:  Outstanding Debt--Imperial (B).....................     17,600   17,600
        Deferred Compensation (B)..........................        400      400
        Accounts Payable and Accrued Expenses (B)..........      3,400    3,400
        Termination Pay Plan (A)(B)........................      1,400    1,400
        Wind Down G&A Expenses (A).........................      5,000    5,000
        Legal, Liquidation Costs, etc. (A).................     10,000    8,000
                                                              -------- --------
                                                              $229,700 $259,100
                                                              ======== ========
 Range of Liquidation Values as of March 31, 1995...........  $220,000 $260,000
                                                              ======== ========

                             SEE ACCOMPANYING NOTES

         NOTES TO RANGE OF LIQUIDATION VALUES AS OF MARCH 31, 1995

(A) For the purposes of determining a range of liquidation values, the following assumptions were utilized.

  .All assets in the portfolio were disposed of within a 12 month period under a judicially mandated process.

  .The assets were sold in discrete individual transactions, not in a bulk sale.

  .The Extrapolated Liquidation Value of the Portfolio was determined by applying capitalization rates of 14 percent (high) and 16 percent (low) to the net operating income for selected assets for the 12 month period from April 1996 to March 1997. These capitalized values were extrapolated to the entire MRT portfolio. Real estate assets with outstanding offers for sale at the valuation date were included at their offer price. Sales proceeds were reduced by estimated selling expenses of five percent.

  .Performing real estate loans were assumed sold at discounts from book value of 10 percent (high) and 20 percent (low).

  .Accounts Receivable and Other Assets are considered 50 percent collectible
    (low) or 100% collectible (high).

  .Termination Pay Plan has been estimated at approximately $1.4 million.

  .Wind Down G&A expenses were assumed to be $5 million.

  .Legal, accounting and other costs associated with the judicial liquidation were assumed to be between $8 million (high) and $10 million (low).

(B) Amount per Mortgage and Realty Trust Quarterly Report on Form 10-Q pursuant to Section 12 or 15(d) of the Exchange Act as of March 31, 1995.

  Comparative Analysis

  The Company believes that holders of impaired Claims and Interests will realize a greater recovery under the Prepackaged Plan than they would under a Chapter 7 liquidation because of (i) the increased costs and expenses of a liquidation under Chapter 7 arising from the fees payable to a trustee in bankruptcy and professional advisors to such trustee, (ii) the erosion in the value of assets during the expeditious liquidation required under a Chapter 7 liquidation and the "forced sale" atmosphere that would prevail, (iii) the adverse effects on the saleability of the Company's real estate assets in the current depressed market for real estate, and (iv) the substantial increase in Administrative Claims in a Chapter 7 case that would be satisfied on a priority basis or on parity with existing Unsecured Claims.

  The table below sets forth a comparison of the estimated distributions to holders of Impaired Claims and Interests under the Prepackaged Plan with the estimated recoveries of such holders in a Chapter 7 liquidation of the Company. The comparison should be read in conjunction with all other information set forth under "--Chapter 7 Liquidation Analysis" above.

                                LOW      HIGH
                              -------- --------
                                 (DOLLARS IN
                                 THOUSANDS)
   Net Liquidation Value(a).. $241,000 $281,000

                  APPROXIMATE
DESCRIPTION OF       CLAIM
CLAIMS             AMOUNT (B)
- --------------    -----------
Outstanding
Notes...........   $341,324
Other Secured
Claims (e)......     17,600
Unsecured Claims
(f).............      3,400
Outstanding Com-
mon Shares......        N/A
                   --------
  Total.........   $362,324
                   ========
                                      CHAPTER 7                                          PREPACKAGED PLAN
                  --------------------------------------------------- -----------------------------------------------------------
                            LOW                       HIGH                        LOW                          HIGH
                  ------------------------- ------------------------- ----------------------------- -----------------------------
DESCRIPTION OF     ESTIMATED    ESTIMATED    ESTIMATED    ESTIMATED      ESTIMATED      ESTIMATED      ESTIMATED      ESTIMATED
CLAIMS            DISTRIBUTION RECOVERY (C) DISTRIBUTION RECOVERY (C) DISTRIBUTION (D) RECOVERY (C) DISTRIBUTION (D) RECOVERY (C)
- --------------    ------------ ------------ ------------ ------------ ---------------- ------------ ---------------- ------------
                                                              (DOLLARS IN THOUSANDS)
Outstanding
Notes...........    $223,400      65.5%       $263,400       77.2%       $261,850         76.7%        $281,250         82.4%
Other Secured
Claims (e)......      17,600       100%         17,600        100%         17,600          100%          17,600          100%
Unsecured Claims
(f).............           0       0.0%              0        0.0%          3,400          100%           3,400          100%
Outstanding Com-
mon Shares......           0       N/A               0        N/A           3,150          N/A            3,750          N/A
                  ------------ ------------ ------------ ------------ ---------------- ------------ ---------------- ------------
  Total.........    $241,000      66.5%       $281,000       77.6%       $286,000         78.9%        $306,000         84.5%
                  ============ ============ ============ ============ ================ ============ ================ ============

(a) Based on Liquidation Analysis as of March 31, 1995, before the deduction of the Imperial Bank Debt equal to approximately $17.6 million and accounts payable and accruals of approximately $3.4 million. See "Special Purpose Valuation Report of Kenneth Leventhal & Company on Range of Going Concern Values" included herein as Annex C.

(b) Includes accrued interest through March 31, 1995.

(c) Percentage shown in the table is the quotient of the available distribution divided by the estimated amount of claims in such class.

(d) For purposes of computing available distribution under the Prepackaged Plan, securities are valued based upon a reorganization value between $265 million and $285 million, and a reorganization equity value between $105 million and $125 million. See "Special Purpose Valuation Report of Kenneth Leventhal & Company on Range of Going Concern Values" and "Special Purpose Valuation Report of Kenneth Leventhal & Company on Range of Liquidation Values" included herein as Annexes C and D, respectively. It should be noted that depending on general market conditions, the size of the block of New Common Stock that may trade and other factors prevailing at the relevant times, the securities may trade at prices lower than those reflected above. Accordingly, no representation can be or is being made with respect to whether the percentage recoveries shown above will actually be realized by the holder of claims in any particular Class under the Prepackaged Plan.

(e) Represents Debt of a wholly-owned Subsidiary, which is a California limited partnership, of the Company. The assets of such subsidiary are included in the Net Liquidation Value described above.

(f) Represents accounts payable and accrued expenses as of March 31, 1995.

  Accordingly, the Company believes that the Prepackaged Plan meets the requirements of section 1129(a)(7) of the Bankruptcy Code because each holder of a Claim or Interest impaired under the Prepackaged Plan will have accepted the Prepackaged Plan or will recover at least as much under the Prepackaged Plan as such holder would recover in a Chapter 7 liquidation of the Company.

EFFECTS OF PREPACKAGED PLAN CONFIRMATION

  Discharge and Injunction. On the Effective Date, the Company will be discharged from all Claims and Interests that exist prior to confirmation of the Prepackaged Plan, except as provided for in the Prepackaged Plan or the Confirmation Order. Except as otherwise provided in the Prepackaged Plan, the rights afforded under the Prepackaged Plan and the treatment of all Claims and Interests therein will be in exchange for and in complete satisfaction, discharge and release of all Claims and Interests of any nature whatsoever, including any interest accrued on such Claims from and after the Petition Date, against the Company and the Debtor in Possession, or any of their assets or properties. Except as otherwise provided in the Prepackaged Plan or the Confirmation Order, (i) on the Effective Date, the Company will be deemed discharged and released to the fullest extent permitted by section 1141 of the Bankruptcy Code from all Claims and Interests, including, but not limited to, demands, liabilities, Claims and Interests that arose before the Confirmation Date and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not, (a) a proof of claim or proof of interest based on such debt or Interest is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (b) a Claim or Interest based on such debt or Interest is allowed pursuant to section 502 of the Bankruptcy Code, or (c) the holder of a Claim or Interest based on such debt or Interest has accepted the Prepackaged Plan, and (ii) all entities will be precluded from asserting against the Reorganized Debtor, its successors or its assets or properties any other or further Claims or Interests based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date. Except as otherwise provided in the Prepackaged Plan or the Confirmation Order, the Confirmation Order will act as a discharge of any and all Claims against and all debts and liabilities of the Company, as provided in sections 524 and 1141 of the Bankruptcy Code, and such discharge will void any judgment against any of the Company at any time obtained to the extent that it relates to a Claim discharged.

  Except as otherwise provided in the Prepackaged Plan or the Confirmation Order, on and after the Effective Date, all entities who held, currently hold or may hold a debt, Claim or Interest discharged under the Prepackaged Plan are permanently enjoined from taking any of the following actions on account of any such discharged debt, Claim or Interest: (1) commencing or continuing in any manner any action or other proceeding against the Company, the Reorganized Debtor, their successors or their respective property; (2) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Company, the Reorganized Debtor, their successors or their respective property; (3) creating, perfecting or enforcing any lien or encumbrance against the Company, the Reorganized Debtor, their successors or their respective property; (4) asserting any setoff, right of subrogation or recoupment of any kind against any obligation due to the Company, the Reorganized Debtor, their successors or their respective property; and (5) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Prepackaged Plan or the Confirmation Order. Any Entity injured by any willful violation of such injunction will recover actual damages, including costs and attorneys' fees, and, in appropriate circumstances, may recover punitive damages, from the willful violator.

  Revesting. Except as otherwise provided in the Prepackaged Plan, the Company will, as the Reorganized Debtor, continue to exist after the Effective Date, with all the powers of a REIT under applicable law and without prejudice to any right to alter or terminate such existence under applicable state law. Without limiting the foregoing, the Company as the Reorganized Debtor may pay the charges that it incurs after the Effective Date for professionals' fees, disbursements, expenses or related support services without application to the Bankruptcy Court.

  Except as otherwise provided in the Prepackaged Plan, on the Effective Date, all property of the Estate of the Company will revest in the Reorganized Debtor, free and clear of all Claims, liens, encumbrances and other interests of holders of Claims and Interests. From and after the Effective Date, the Reorganized Debtor may operate its business and use, acquire and dispose of property and settle and compromise Claims or Interests without supervision by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Prepackaged Plan, the Confirmation Order, the New Senior Note Indenture, the New Collateral Documents (as hereinafter defined) and any document, agreement or instrument delivered in connection therewith.

  Retention of Jurisdiction. Notwithstanding the entry of the Confirmation Order or the occurrence of the Effective Date, the Bankruptcy Court will retain such jurisdiction over the Reorganization Case after the Effective Date as is legally permissible, including, without limitation, to (a) allow, disallow, determine, liquidate, classify or establish the priority or secured or unsecured status of or estimate of any Claim or Interest, including, without limitation, the resolution of any request for payment of any Administrative Claim or Class 2 Expense Claims and the resolution of any and all objections to the allowance or priority of Claims or Interests, (b) grant or deny any and all applications for allowance of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or the Prepackaged Plan, for periods ending on or before the Effective Date, (c) resolve any motions pending on the Effective Date to assume, assume and assign or reject any executory contract or unexpired lease to which the Company is a party or with respect to which the Company may be liable and to hear, determine and, if necessary, liquidate, any and all Claims arising therefrom, (d) ensure that distributions to holders of Allowed Claims and Allowed Interests are accomplished pursuant to the provisions of the Prepackaged Plan, (e) decide or resolve any and all applications, motions, adversary proceedings, contested or litigated matters and any other matters, and grant or deny any applications involving the Company that may be pending on the Effective Date, (f) enter such orders as may be necessary or appropriate to implement or consummate the provisions of the Prepackaged Plan and all contracts, instruments, releases, and other agreements or documents created in connection with the Prepackaged Plan or this Disclosure Statement, (g) resolve any and all controversies, suits or issues that may arise in connection with consummation of the Prepackaged Plan, (h) modify the Prepackaged Plan before or after the Effective Date pursuant to section 1127 of the Bankruptcy Code, or to modify this Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with the Prepackaged Plan or this Disclosure Statement in accordance with section 1127 of the Bankruptcy Code; or remedy any defect or omission or reconcile any inconsistency in any Bankruptcy Court order, the Prepackaged Plan, this Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with the Prepackaged Plan or this Disclosure Statement, in such manner as may be necessary or appropriate to consummate the Prepackaged Plan, to the extent authorized by the Bankruptcy Code, (i) issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any entity with consummation or enforcement of the Prepackaged Plan, (j) enter and implement such orders as are necessary or appropriate if the Confirmation Order is for any reason modified, stayed, reversed, revoked or vacated, and (k) enter an order on a final decree concluding the Reorganization Case.

  If the Bankruptcy Court abstains from exercising jurisdiction or is otherwise without jurisdiction over any matter arising out of the Reorganization Case, including, without limitation, the matters set forth above, the Prepackaged Plan will have no effect upon and will not control, prohibit or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter.

ALTERNATIVES TO CONFIRMATION AND CONSUMMATION OF THE PREPACKAGED PLAN

  If the Company commences the Reorganization Case and the Prepackaged Plan is not subsequently confirmed and consummated, the alternatives to the Prepackaged Plan include (a) the proposal of an alternative plan of reorganization, or (b) liquidation of the Company under Chapter 11 or 7 of the Bankruptcy Code or otherwise.

  Alternative Plans. If the Prepackaged Plan is not confirmed, the Company or, if the Company's exclusive period in which to file a plan of reorganization has expired or is terminated, any other party in interest could attempt to formulate a different plan. Such a plan might involve either a reorganization and continuation of the Company's business or an orderly liquidation of its assets. With respect to an alternative plan, the Company has explored various other alternatives in connection with the extensive negotiation process involved in the formulation and development of the Prepackaged Plan. The Company believes that the Prepackaged Plan enables holders of Claims and Interests to realize the most value under the circumstances.

  Liquidation Under Chapter 7. If no plan is confirmed, the Reorganization Case may be converted to a case under Chapter 7 of the Bankruptcy Code, pursuant to which a trustee would be elected or appointed to liquidate the assets of the Company for distribution to creditors in accordance with the priorities established by the Bankruptcy Code. A discussion of the effects that a Chapter 7 liquidation would have on the recovery of holders of Claims and Interests is set forth under "--Confirmation of the Prepackaged Plan--Best Interests of Creditors Test; Liquidation Value" above. The Company believes that holders of impaired Claims would realize a greater recovery under the Prepackaged Plan than would be realized under a Chapter 7 liquidation. Based upon the liquidation value, holders of Outstanding Common Shares would not receive or retain anything under a Chapter 7 liquidation.

INSIDER AND AFFILIATE CLAIMS

  The Company is not aware of any claims that may be asserted by its former affiliate or by any of its subsidiaries. Members of the Board of Trustees are currently parties to a deferred compensation plan. The Company does not anticipate any insider claims to be asserted based on this plan. However, the Company cannot guarantee that such claims may not be asserted in the future.

 HOLDERS OF OUTSTANDING NOTES, OUTSTANDING COMMON SHARES, OTHER SECURED CLAIMS
  AND UNSECURED CLAIMS AND ALL OTHER INTERESTED PARTIES ARE URGED TO READ THE PREPACKAGED PLAN IN ITS ENTIRETY SO THAT THEY MAY MAKE AN INFORMED JUDGMENT
                        CONCERNING THE PREPACKAGED PLAN.

APPLICABILITY OF FEDERAL AND OTHER SECURITIES LAWS TO RESALES OF NEW COMMON SHARES AND NEW SENIOR NOTES

  After completion of the Restructuring, there will be approximately 11,226,000 New Common Shares outstanding and approximately $110 million in principal amount of New Senior Notes outstanding.

  The New Common Shares and New Senior Notes to be issued pursuant to the Prepackaged Plan may be freely transferred by most recipients thereof and all resales in the New Common Shares and New Senior Notes are exempt from registration under federal and state securities laws, unless the holder is an "underwriter" with respect to such securities. Section 1145(b) of the Bankruptcy Code defines four types of "underwriters:"

  (i) persons who purchase a claim against, an interest in, or a claim for administrative expense against the debtor with a view to distributing any security received in exchange for such a claim or interest;

  (ii) persons who offer to sell securities offered under a plan for the holders of such securities;

  (iii) persons who offer to buy such securities for the holders of such securities, if the offer to buy is (a) with a view to distributing such securities or (b) made under a distribution agreement; and

  (iv) a person who is an "issuer" with respect to the securities, as the term "issuer" is defined in section 2(11) of the Securities Act.

  Under section 2(11) of the Securities Act, an "issuer" includes any person directly or indirectly controlling or controlled by the issuer, or any person under direct or indirect common control with the issuer. ANY PERSON OR GROUP OF PERSONS, WHO ACT IN CONCERT OR WHO RECEIVES A SUBSTANTIAL AMOUNT OF NEW COMMON SHARES PURSUANT TO THE PREPACKAGED PLAN, MAY BE DEEMED TO BE AN "ISSUER" AND THEREFORE AN "UNDERWRITER" UNDER THE FOREGOING DEFINITION.

  To the extent that persons deemed to be "underwriters" receive New Common Shares or New Senior Notes pursuant to the Prepackaged Plan, resales by such persons would not be exempted by section 1145 of the Bankruptcy Code from registration under the Securities Act or other applicable law. Persons deemed to be underwriters, however, may be able to sell such securities without registration subject to the provisions of Rule 144 under the Securities Act, which permits the public sale of securities received pursuant to the Prepackaged Plan by "underwriters," subject to the availability to the public of current information regarding the issuer and to volume limitations and certain other conditions. In addition, each holder of Allowed Class 2 Claims that receives sufficient New Common Shares such that it and its affiliates own 5% or more of the total New Common Shares outstanding or 5% or more of New Senior Notes may enter into the Registration Rights Agreement which will permit registration of the sale of their New Common Shares or New Senior Notes in certain circumstances.

  The Registration Rights Agreement requires the Company to file a registration statement under the Securities Act for the offering on a continuous or delayed basis in the future of the New Common Shares and New Senior Notes (the "Shelf Registration") within 60 days from the Effective Date. Pursuant to the Registration Rights Agreement, the Company will use its best efforts to cause to be declared effective as soon as possible after such filing and to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the earlier of (i) the third anniversary of such date plus the number of days of any suspension of the holders' right to sell thereunder, and (ii) the first date that there are no securities for which a right of registration exists. A group of holders of at least 10% of the New Common Shares or New Common Notes may demand registration beginning at the end of the Shelf Registration period and ending on the earlier of (i) the seventh anniversary thereof and (ii) the first date on which there are no securities for which a right of registration exists.

  Whether or not any particular person would be deemed to be an "underwriter" with respect to any security to be issued pursuant to the Prepackaged Plan would depend upon various facts and circumstances applicable to that person. Accordingly, the Company expresses no view as to whether any person would be an "underwriter" with respect to any security to be issued pursuant to the Prepackaged Plan.

  GIVEN THE COMPLEX, SUBJECTIVE NATURE OF THE QUESTION OF WHETHER A PARTICULAR PERSON MAY BE AN "UNDERWRITER," THE COMPANY MAKES NO REPRESENTATION CONCERNING THE RIGHT OF ANY PERSON TO TRADE IN THE SECURITIES TO BE DISTRIBUTED PURSUANT TO THE RESTRUCTURING. THE COMPANY RECOMMENDS THAT POTENTIAL RECIPIENTS OF THE NEW COMMON SHARES AND NEW SENIOR NOTES CONSULT THEIR OWN COUNSEL CONCERNING WHETHER THEY MAY FREELY TRADE SUCH SECURITIES.

  No precise predictions can be made as to the effect, if any, that market sales of New Common Shares and New Senior Notes or the availability of New Common Shares for sale will have on the market prices of the Common Shares and New Senior Notes prevailing from time to time. Nevertheless, sales of substantial amounts of the New Common Shares and New Senior Notes in the public market could adversely affect the prevailing market prices of the Common Shares and New Senior Notes and could impair the Company's ability to raise capital at that time through the sale of securities.

                    THE PLAN SOLICITATION; VOTING PROCEDURES

GENERAL

  This Disclosure Statement, together with the accompanying Ballot, Master Ballot and the related materials delivered together herewith, is being furnished to each Record Holder (as defined below) of Outstanding Notes, Outstanding Common Shares, Other Secured Claims and Unsecured Claims in connection with the Restructuring. The term "Record Holder" with respect to a vote on the Prepackaged Plan means any person holding the beneficial interest in a Claim or Interest on the Record Date. Holders who purchase Claims or Interests or whose purchase of Claims or Interests is registered after the Record Date who wish to vote on the Prepackaged Plan must arrange with the seller of such Claims or Interests to receive a Ballot from the Record Holder on such date. Abstentions will not be counted as votes for or against the Prepackaged Plan, since only votes actually cast will be counted. Therefore, the Prepackaged Plan could be approved by an affirmative vote of (i) holders holding significantly less than two-thirds in amount and one-half in number of each of the classes of holders of Outstanding Notes, Other Secured Claims and Unsecured Claims and (ii) holders of Outstanding Common Shares holding significantly less than two-thirds in amount of the Outstanding Common Shares. See "--Required Votes" below.

  "Record Holders" do not include brokerage firms, commercial banks, trust companies or other nominees that do not hold Outstanding Securities for their own account. Such entities should provide copies of this Disclosure Statement, the Ballots and all of the related materials to their customers and to beneficial owners of such Outstanding Securities. Any beneficial owner who has not received a Disclosure Statement or Ballot should contact its brokerage firm or nominee, the Solicitation Agent, the Information Agent or the Company.

  If, by the Expiration Date, the Requisite Plan Acceptances have been received from the holder of Outstanding Notes, the Company currently intends to commence the Reorganization Case by filing a voluntary petition for relief under Chapter 11 of the Bankruptcy Code and to use the Plan Acceptances, as evidenced by the Ballots and Master Ballots solicited pursuant to this Disclosure Statement, to seek confirmation of the Prepackaged Plan under Chapter 11 of the Bankruptcy Code as promptly as possible.

  Under section 1126(b) of the Bankruptcy Code, a holder of a claim or equity interest that has accepted or rejected a plan of reorganization before the commencement of the Chapter 11 case will be deemed to have accepted or rejected such plan for purposes of confirmation of such plan under Chapter 11 of the Bankruptcy Code if the solicitation of such acceptance or rejection is in compliance with any applicable non-bankruptcy law, rule or regulation governing the adequacy of disclosure in connection with the solicitation.

  Rule 3018(b) of the Bankruptcy Rules prescribes the conditions that must be satisfied in order to count the ballots solicited with respect to a plan of reorganization prior to the commencement of a Chapter 11 case. The rule requires that the Bankruptcy Court must determine, after notice and a hearing, that (i) such Chapter 11 plan was disseminated to substantially all holders of impaired claims and equity interests, (ii) the time prescribed for voting on such a plan was not unreasonably short, and (iii) the solicitation was conducted in compliance with all applicable non-bankruptcy laws, rules and regulations, or, if there are no such applicable laws, rules or regulations, then the disclosure statement must contain "adequate information," or such prepetition solicitation will not be considered. Section 1125(a) of the Bankruptcy Code defines "adequate information" as information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of a company and the condition of such company's books and records, that would enable a hypothetical reasonable investor typical of holders of claims or equity interests of the relevant class to make an informed judgment about the plan of reorganization.

  The Company believes that this Disclosure Statement and the Plan Solicitation comply with applicable non-bankruptcy law and section 1125(a) of the Bankruptcy Code and, therefore, with the requirements of the Bankruptcy Code and applicable Bankruptcy Rules, including section 1126(b) of the Bankruptcy Code and Rule 3018(b) of the Bankruptcy Rules, for the purpose of soliciting acceptances or rejections of the Prepackaged Plan and that duly executed Ballots and Master Ballots will be in compliance with the applicable provisions of the Bankruptcy Code. This Disclosure Statement and the Prepackaged Plan (delivered herewith as Annex A including all exhibits thereto) are being transmitted to all known Record Holders. The solicitation period for voting on the Prepackaged Plan is more than 20 business days, which is the time prescribed by the Commission for an exchange offer pursuant to Rule 14e-1 under the Exchange Act. The Company has filed with the Commission proxy materials relating to Common Share acceptances solicited hereby. Moreover, the Company believes that this Disclosure Statement contains adequate information for all Holders to cast an informed vote to accept or reject the Prepackaged Plan.

  IF THE PREPACKAGED PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, EACH HOLDER OF AN OUTSTANDING NOTE WILL RECEIVE THE SAME CONSIDERATION AS OTHER HOLDERS OF OUTSTANDING NOTES, EACH HOLDER OF OTHER CLAIMS WILL RECEIVE THE SAME CONSIDERATION AS OTHER CLAIMS IN THE SAME CLASS AND EACH HOLDER OF OUTSTANDING COMMON SHARES WILL RETAIN THE SAME PROPERTY AS OTHER HOLDERS OF OUTSTANDING COMMON SHARES WHETHER OR NOT SUCH HOLDER VOTED TO ACCEPT THE PREPACKAGED PLAN. MOREOVER, UPON CONFIRMATION, THE PREPACKAGED PLAN WILL BE BINDING ON ALL CREDITORS AND INTEREST HOLDERS OF THE COMPANY REGARDLESS OF WHETHER SUCH CREDITORS AND INTEREST HOLDERS VOTED TO ACCEPT THE PREPACKAGED PLAN.

VOTING RECORD DATE

  Consistent with the provisions of Rule 3018(b) of the Bankruptcy Rules and Rule 14e-1 under the Exchange Act, the Company has fixed the close of business (New York City time) on July 7, 1995 as the Record Date for determining which Holders are eligible to vote on the Prepackaged Plan.

REQUIRED VOTES

  To confirm the Prepackaged Plan without utilizing the "cramdown" provisions of Chapter 11 of the Bankruptcy Code as to a class or Claims or Interests entitled to vote on the Prepackaged Plan, it is necessary, among other things, for the Company to receive Plan Acceptances from (i) holders of Claims constituting at least two-thirds in dollar amount and more than one-half in number of the allowed Claims in each impaired class voting on the Prepackaged Plan and (ii) holders of at least two-thirds in amount of the Outstanding Common Shares in such class voting on the Restructuring. Ballots not cast in favor of or against the Prepackaged Plan are not counted as votes for or against the Prepackaged Plan. Therefore, the Prepackaged Plan could be approved by (i) holders with an affirmative vote of significantly less than the holders of two-thirds in dollar amount and one-half in number of each of the Outstanding Notes, Other Secured Claims and Unsecured Claims and (ii) holders of Outstanding Common Shares with an affirmative vote of significantly less than two-thirds of the holders of the Outstanding Common Shares. If necessary, the Company intends to use cramdown procedures with respect to all impaired classes which reject the Prepackaged Plan other than the class of holders of Outstanding Notes. In any event, confirmation of the Prepackaged Plan will require, among other things, the acceptance (as indicated above) of at least one impaired non-insider class of Claims. See "The Prepackaged Plan-- Confirmation of the Prepackaged Plan--Nonconsensual Confirmation." The Company reserves the right to request nonconsensual confirmation of the Prepackaged Plan in the event any impaired class entitled to vote (other than the class of Outstanding Notes) fails to vote to accept the Prepackaged Plan.

HOW TO VOTE

  Persons Entitled to Vote. The following classes of Claims and Outstanding Common Shares are impaired under the Prepackaged Plan and holders of allowed Claims or Interests in such classes, as of the Record Date, are entitled to vote to accept or reject the Prepackaged Plan upon the terms and subject to the conditions set forth herein and in the Prepackaged Plan:

  Class 2--Claims of Holders of Outstanding Notes

  Class 3--Other Secured Claims

  Class 4--Unsecured Claims

  Class 5--Interests of Holders of Outstanding Common Shares

The class of holders of Outstanding Stock Rights Claims (Class 6) is also impaired under the Prepackaged Plan; however, no distribution shall be made to holders of such Claims and, therefore, such class is deemed to have rejected the Prepackaged Plan and is not being solicited to vote to accept or reject the Prepackaged Plan.

  Voting Procedure. The Company will not hold a meeting to vote on the Prepackaged Plan. Rather, the Company is soliciting acceptance of the Prepackaged Plan by means of Ballots and Master Ballots. All votes to accept or reject the Prepackaged Plan must be cast by using the Ballot or, in the case of a brokerage firm or other nominee holding Outstanding Securities in its own name on behalf of a beneficial owner, the Master Ballot, enclosed with this Disclosure Statement (or original, manually executed facsimiles thereof). Brokerage firms or other nominees holding Outstanding Notes for the account of only one beneficial owner may use the Ballot. Purported votes that are cast in any other manner will not be counted. Ballots and Master Ballots must be received by the solicitation agent no later than 12:00 Midnight, New York City time, on the Expiration Date.

  ONLY BALLOTS AND MASTER BALLOTS ARE BEING REQUESTED AT THIS TIME. DO NOT DELIVER ANY OTHER DOCUMENTS PERTAINING TO THE PLAN SOLICITATION TO THE COMPANY, THE SOLICITATION AGENT OR ANY OTHER AGENT UNLESS AND UNTIL REQUESTED TO DO SO BY THE COMPANY.

  Beneficial Owners. Any beneficial owner holding Outstanding Securities in its own name that is reflected on the register (maintained with respect to the Outstanding Notes by the Outstanding Note Trustee pursuant to the Outstanding
Note Indenture and maintained with respect to the Outstanding Common Shares by the transfer agent for the Company's Common Shares) on the applicable Record Date can vote by completing and signing the enclosed Ballot and returning it directly to the Solicitation Agent (using the enclosed pre-addressed, stamped envelope) prior to the Expiration Date. For purposes of voting to accept or reject the Prepackaged Plan, such beneficial owners of Outstanding Securities will be deemed to be the "holders" of such Outstanding Securities.

  Any broker or other intermediary having power of attorney or a proxy to vote on behalf of a beneficial owner or a beneficial owner holding Outstanding Securities in "street names" (i.e., through a brokerage firm, bank, trust company or other nominee) can vote by following the instructions set forth below:

  1. Fill in all the applicable information on the Ballot.

  2. Sign the Ballot (unless the Ballot has already been signed by the bank, trust company or other nominee).

  3. Return the Ballot to the addressee in the pre-addressed, stamped envelope enclosed with the Ballot. If no envelope was enclosed, contact the Solicitation Agent for instructions.

Any Ballot submitted to a brokerage firm or proxy intermediary will not be counted until such brokerage firm or proxy intermediary (i) properly executes and delivers such Ballot to the Solicitation Agent or (ii) properly completes and delivers a corresponding Master Ballot to the Solicitation Agent prior to the Expiration Date.

  Brokerage Firms, Banks, and Other Nominees. A brokerage firm, commercial bank, trust company or other nominee that is the Record Holder of Outstanding Securities for a beneficial owner can vote on behalf of such beneficial owner by (i) distributing a copy of this Disclosure Statement, the Ballot and all of the related materials and all appropriate Ballots to such beneficial owner,
(ii) collecting all such Ballots, (iii) completing a Master Ballot compiling the votes and other information from the Ballots collected, and (iv) transmitting such completed Master Ballot to the Solicitation Agent prior to the Expiration Date. A proxy intermediary acting on behalf of a brokerage firm or bank may follow the procedures outlined in the preceding sentence to vote on behalf of such beneficial owner. Alternatively, a brokerage firm, commercial bank, trust company or other nominee that is the Record Holder of Outstanding Securities for only one beneficial owner may arrange for such beneficial owner to vote by distributing a copy of this Disclosure Statement and a Ballot to such beneficial owner for such beneficial owner to execute and return to the Solicitation Agent.

  Other. If a Ballot is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate such capacity when signing and, unless otherwise determined by the Company, must submit proper evidence satisfactory to the Company of their authority to act in such capacity.

AGREEMENTS UPON FURNISHING BALLOTS ACCEPTING THE RESTRUCTURING

  The delivery of a Ballot or Master Ballot accepting the Prepackaged Plan pursuant to one of the procedures set forth herein will constitute the agreement of the Holders to accept all the terms of, and conditions to, the Prepackaged Plan (or any modification thereof that does not materially and adversely affect the treatment of the class of Claims or Interests of which such Holder is a member).

WAIVERS OF DEFECTS, IRREGULARITIES, ETC.

  Unless otherwise directed by the Bankruptcy Court, all questions regarding the validity, form, eligibility (including the time of receipt), acceptance and revocation or withdrawal of Ballots and Master Ballots will be determined by the Company in its sole discretion (subject to applicable law), whose determinations will be final and binding. As indicated below under "Revocation Rights," effective revocation of Ballots and Master Ballots must be delivered to the Solicitation Agent prior to 12:00 Midnight (New York City time) on the Expiration Date. The Company reserves the right to contest the validity of any such revocation. The Company also reserves the right (subject to applicable law) to reject any and all Ballots and Master Ballots not in proper form, the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company further reserves the right (subject to applicable law) to waive any defects or irregularities or conditions of delivery with respect to any particular Ballot or Master Ballot. The interpretation of defects or irregularities (including the Ballot or Master Ballot and the respective instructions thereto) by the Company, unless otherwise directed by the Bankruptcy Court, will be final and binding on all parties. Unless waived, any defects or irregularities in connection with deliveries of Ballots or Master Ballots must be cured within such time as the Company (or the Bankruptcy Court) determines. Neither the Company nor any other person will be under any duty to provide notification of defects or irregularities with respect to deliveries of Ballots or Master Ballots nor will any of them incur any liabilities for failure to provide such notification. Unless otherwise directed by the Bankruptcy Court, delivery of such Ballots and Master Ballots will not be deemed to have been made until such irregularities have been cured or waived. Ballots and Master Ballots with irregularities that have not been cured or waived will be invalidated.

EXPIRATION DATE; EXTENSION; AMENDMENTS

  The Solicitation will expire at 12:00 Midnight, New York City Time, on
        , 1995, unless extended by the Company, in its sole discretion, in which case the term "Expiration Date" will mean the latest time and date to which the Solicitation is extended. Except to the extent the Company so determines or as permitted by the Bankruptcy Court pursuant to Rule 3018 of the Bankruptcy Rules, Ballots and Master Ballots that are received after the Expiration Date will not be accepted or used by the Company in connection with the Company's request for confirmation of the Prepackaged Plan.

  The Company reserves the absolute right, in its sole discretion, at any time or from time to time, to extend the Solicitation during which Ballots and Master Ballots will be accepted by making a public announcement of such extension no later than 9:00 a.m., New York City time, on the business day next succeeding any previously announced Expiration Date. Without limiting the manner in which the Company may choose to make any public announcement, the Company will not have any obligation to publish, advertise or otherwise communicate any such public announcement, except as may be required by applicable law, other than by issuing a news release to the Dow Jones News Service. During any extension, all Ballots and Master Ballots previously delivered will remain subject to all the terms and conditions of the Solicitation as modified or amended, including the withdrawal and revocation rights specified herein and therein.

  The Company reserves the right to amend, modify or supplement the Prepackaged Plan prior to effectiveness, subject to the conditions contained in the Prepackaged Plan. The Company also reserves the right to cancel the Solicitation at any time prior to the Expiration Date and revoke the Prepackaged Plan, subject to the conditions contained in the Prepackaged Plan. The Company will give the Record Holders notice of any amendments, modifications or supplements as may be required by applicable law. See "The Prepackaged Plan--Modification of the Prepackaged Plan" and "The Prepackaged Plan--Revocation of the Prepackaged Plan."

REVOCATION RIGHTS

  Any Record Holder that previously submitted to the Solicitation Agent prior to the Expiration Date a properly completed Ballot or Master Ballot, may revoke such Ballot or Master Ballot and change its vote by submitting to the Solicitation Agent prior to 12:00 Midnight (New York City time) on the Expiration Date, a properly completed Ballot or Master Ballot for acceptance or rejection of the Restructuring. In the event that more than one timely, properly completed Ballot or Master Ballot is received, only the Ballot or Master Ballot which bears the latest date will be counted for purposes of determining whether the Requisite Plan Acceptances have been received. After commencement of the Reorganization Case, revocation may be effected only with the approval of the Bankruptcy Court.

  To be valid, a notice of revocation prior to the Expiration Date must (i) contain the description of the Claim or the Outstanding Securities to which it relates and the aggregate principal amount represented by such Claim or Outstanding Securities, (ii) be signed by the Record Holder, in the same manner as the Ballot or Master Ballot was signed, and (iii) be received prior to the Expiration Date by the Solicitation Agent at the address set forth in this Disclosure Statement. Prior to the Expiration Date, the Company intends to consult with the Solicitation Agent to determine whether any revocations of Ballots or Master Ballots were received and whether the Requisite Plan Acceptances have been received. The Company expressly reserves the absolute right to contest the validity of any such revocation of Ballots or Master Ballots.

  Unless otherwise directed by the Bankruptcy Court, a purported notice of revocation of Ballots or Master Ballots that is not received in a timely manner by the Solicitation Agent will not be effective to revoke a previously furnished valid Ballot or Master Ballot.

SOLICITATION AGENT

  The Company, or its designee, will act as Solicitation Agent for the Solicitation. All correspondence in connection with the Plan Solicitation, the Ballots and the Master Ballots should be addressed to the Company at 8380 Old York Road, Suite 300, Elkins Park, Pennsylvania 19027-1590, attention: Daniel
F. Hennessey (telephone: (215) 881-1525).

INFORMATION AGENT

  The Company, or its designee, will act as Information Agent in connection with the Solicitation. Questions and requests for assistance may be directed to the Company at 8380 Old York Road, Suite 300, Elkins Park, Pennsylvania 19027-1590, attention: Daniel F. Hennessey (telephone: (215) 881-1525).

OTHER MATTERS

  The cost of soliciting Ballots and Master Ballots will be borne by the Company. Ballots and Master Ballots may be solicited by personal interview, telephone and telegraph as well as by use of the mails. It is anticipated that banks, brokerage houses and other custodians, nominees or fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of Ballots and Master Ballots. The Company will not pay any commission or other remuneration to any broker, dealer, salesman or other persons for soliciting acceptances. Employees of the Company participating in the solicitation of Ballots and Master Ballots will not receive any additional remuneration. The Company estimates that the total cost to the Company of soliciting Ballots and Master Ballots will be approximately $150,000.

  Proposals of holders of Common Shares intended to be presented at the next annual meeting of shareholders must be received by the Company on or prior to September 1, 1995 in order to be considered for inclusion in the Company's proxy statement relating to the 1996 annual meeting.

                             FINANCIAL PROJECTIONS
                                  (UNAUDITED)

  In connection with the preparation of the Prepackaged Plan, the following financial projections (the "Projections") were prepared in May 1995 by management of the Company in a manner consistent with the special purpose valuation reports prepared by Kenneth Leventhal and the valuations prepared by Houlihan Lokey, based on assumptions considered reasonable by the management of the Company, but SUCH PROJECTIONS DO NOT REFLECT A BUSINESS PLAN. NO BUSINESS PLAN HAS BEEN APPROVED AS OF THE DATE THESE PROJECTIONS WERE PREPARED. THE PROJECTIONS ASSUME THAT THE PREPACKAGED PLAN WILL BE APPROVED AND IMPLEMENTED IN ACCORDANCE WITH ITS TERMS. See "Summary--Purposes of the Restructuring" and "--Effect of the Prepackaged Plan" and "The Prepackaged Plan." The Projections assume the Company is operated on a "going concern" basis with only a limited number of assets liquidated in the ordinary course of business. IT DOES NOT CONTEMPLATE AN ORDERLY LIQUIDATION STRATEGY. If the Prepackaged Plan is approved, the new reorganized Board of Trustees and its management will be responsible for the preparation of a business plan, the results of which may differ materially from those projected herein. As a result, management and the Board of Trustees of the Company caution that NO REPRESENTATION CAN BE MADE WITH RESPECT TO THE ACCURACY OF THESE PROJECTIONS OR THE ABILITY OF THE COMPANY TO ACHIEVE THE PROJECTED RESULTS.

  The following projected balance sheets, statements of operations and statements of cash flow are based upon many assumptions, including, without limitation, assumptions relating to industry performance, general business and economic conditions and the assumption that excess cash flow will be used to prepay debt and not to pay dividends except to the extent required to retain REIT status under the Internal Revenue Code. The Projections are only estimates, and actual results may vary considerably from the Projections. In addition, uncertainties that are inherent in the Projections increase for later years in the projection period due to the increased difficulty associated with forecasting levels of economic activity and corporate performance at more distant points in the future. Holders are cautioned not to place undue reliance on the Projections.

  After the Effective Date, the reorganized Board of Trustees may, within the limitations of the New Senior Note Indenture, adopt a different policy and there can be no assurance that any of these assumptions can be met. As a result, there can be no assurance that the future performance of the reorganized Company will not be materially different than projected herein. The future performance of the Company's portfolio of assets will be subject to prevailing economic conditions including the future performance of the real estate market, the availability of financing in the real estate market and other factors beyond the control of the Company.

  The Projections were not prepared with a view towards compliance with the published guidelines of the American Institute of Certified Public Accountants regarding financial projections. The Projections have not been reviewed, examined or compiled by the Company's independent auditors or any other independent certified public accountants or by Houlihan Lokey or Kenneth Leventhal. The Company does not, in the normal course of its business, prepare multi-year projections as to future revenues or earnings. Accordingly, the Company does not intend to update or otherwise revise the Projections to reflect circumstances existing since the date of their preparation in May of 1995 or to reflect the occurrence of unanticipated events. Furthermore, the Company does not intend to update or revise the Projections to reflect changes in general economic or industry conditions.

  For purposes of the Projections, the effective date of the Prepackaged Plan is assumed to occur as of September 30, 1995. Projections through 2000 are based upon economic assumptions used by the Company for each year during the projection period and are included in the notes to the projected financial statements.

  See Note 2--"Accounting Treatment" for a discussion of "fresh start" accounting principles used by the Company in preparing the Projections. The Projections should be read together with the information contained in "Pro Forma Financial Information," "Accounting Treatment" and "Business" and the Company's financial statements referred to under "Additional Information Concerning the Company."

                           MORTGAGE AND REALTY TRUST
                       UNAUDITED PROJECTED BALANCE SHEET
                                AT SEPTEMBER 30,
                             (DOLLARS IN THOUSANDS)

                                  1996     1997     1998      1999      2000
                                -------- -------- --------  --------  --------
Assets
Mortgage loans--net............ $ 49,165 $ 44,886 $ 41,714  $ 36,436  $ 18,578
Real estate owned--net.........  163,104  158,659  154,606   151,363   146,514
Allowance for losses...........        0        0        0         0         0
                                -------- -------- --------  --------  --------
Invested assets................  212,269  203,545  196,320   187,799   165,092
Cash and cash equivalents......    8,039    8,255    6,545     5,682     6,022
Interest receivable and other
 assets........................    4,778    4,778    4,778     4,778     4,778
                                -------- -------- --------  --------  --------
Total Assets................... $225,086 $216,578 $207,643  $198,259  $175,892
                                ======== ======== ========  ========  ========
Liabilities
New Senior Notes............... $ 86,419 $ 69,084 $ 50,704  $ 31,880  $      0
Loan on equity investment......   13,899   13,826   13,746    13,657    13,556
Accounts payable and accrued
 expenses......................    3,514    3,514    3,514     3,514     3,514
                                -------- -------- --------  --------  --------
Total Liabilities..............  103,832   86,424   67,964    49,051    17,070
                                -------- -------- --------  --------  --------
Shareholders' equity
Reorganized capital............  115,889  115,889  115,889   115,889   115,889
Retained earnings..............    5,365   14,265   26,158    39,785    56,410
Cumulative dividends paid......        0        0   (2,368)   (6,466)  (13,477)
                                -------- -------- --------  --------  --------
Total Shareholders' Equity.....  121,254  130,154  139,679   149,208   158,822
                                -------- -------- --------  --------  --------
Total Liabilities and Share-
 holders' Equity............... $225,086 $216,578 $207,643  $198,259  $175,892
                                ======== ======== ========  ========  ========

                             SEE ACCOMPANYING NOTES

                           MORTGAGE AND REALTY TRUST
                  UNAUDITED PROJECTED STATEMENT OF OPERATIONS
                        FISCAL YEARS ENDED SEPTEMBER 30
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                         1996    1997    1998    1999    2000
                                        ------- ------- ------- ------- -------
Income
Interest and fee income on mortgage
 loans................................. $ 6,512 $ 6,517 $ 6,292 $ 5,860 $ 4,428
Net operating income from real estate
 owned.................................  21,856  23,252  24,113  24,376  25,816
Interest on short-term investments.....     703     626     611     564     622
                                        ------- ------- ------- ------- -------
  Total Income.........................  29,071  30,395  31,016  30,800  30,866
                                        ------- ------- ------- ------- -------
Expenses
Interest...............................  12,614  10,498   8,418   6,402   3,232
Depreciation and amortization on real
 estate owned..........................   7,892   7,997   7,805   7,971   8,309
Provision for losses...................       0       0       0       0       0
Other operating expenses...............   3,200   3,000   2,900   2,800   2,700
                                        ------- ------- ------- ------- -------
  Total Expenses.......................  23,706  21,495  19,123  17,173  14,241
                                        ------- ------- ------- ------- -------
Net Income............................. $ 5,365 $ 8,900 $11,893 $13,627 $16,625
                                        ======= ======= ======= ======= =======
Dividend distributions................. $     0 $     0 $ 2,368 $ 4,098 $ 7,011
                                        ======= ======= ======= ======= =======
Earnings per share (based upon
 11,226,215 shares outstanding)........ $  0.48 $  0.79 $  1.06 $  1.21 $  1.48

                             SEE ACCOMPANYING NOTES

                           MORTGAGE AND REALTY TRUST
                  UNAUDITED PROJECTED STATEMENT OF CASH FLOWS
                        FISCAL YEARS ENDED SEPTEMBER 30
                             (DOLLARS IN THOUSANDS)

                                 1996     1997     1998     1999     2000
                                -------  -------  -------  -------  -------
Operating activities
Net income....................  $ 5,365  $ 8,900  $11,893  $13,627  $16,625
(Decrease) increase in de-
 ferred income on mortgage
 loans........................     (123)     397        0    (370)    (226)
Depreciation/amortization.....    7,892    7,997    7,805    7,971    8,309
                                -------  -------  -------  -------  -------
Net cash provided by operating
 activities...................   13,134   17,294   19,698   21,228   24,708
                                -------  -------  -------  -------  -------
Investing activities
Investments in real estate
 owned........................   (9,163)  (3,552)  (3,752)  (4,728)  (3,460)
Mortgage loan advances........        0        0        0        0        0
Sale of real estate owned.....    6,847        0        0        0        0
Principal repayments on mort-
 gage loans...................    9,577    3,882    3,172    5,648   18,084
                                -------  -------  -------  -------  -------
Net cash provided by (used in)
 investing activities.........    7,261      330     (580)     920   14,624
                                -------  -------  -------  -------  -------
Cash flow from financing ac-
 tivities
Repayment of New Senior Notes
 due 2002.....................  (23,581) (17,335) (18,380) (18,824) (31,880)
Repayment of loan on equity
 investment...................      (65)     (73)     (80)     (89)    (101)
Dividends.....................        0        0   (2,368)  (4,098)  (7,011)
                                -------  -------  -------  -------  -------
Net cash used in financing ac-
 tivities.....................  (23,646) (17,408) (20,828) (23,011) (38,992)
                                -------  -------  -------  -------  -------
Net increase (decrease) in
 cash equivalents.............   (3,251)     216   (1,710)   (863)      340
Cash and cash equivalents at
 beginning of period..........   11,290    8,039    8,255    6,545    5,682
                                -------  -------  -------  -------  -------
Cash and cash equivalents at
 end of period................  $ 8,039  $ 8,255  $ 6,545  $ 5,682  $ 6,022
                                =======  =======  =======  =======  =======
Supplemental Schedule of Non-
 Cash Investing Activities
Transfer of mortgage loans to
 real estate owned............  $26,481  $     0  $     0  $     0  $     0
                                =======  =======  =======  =======  =======

                             SEE ACCOMPANYING NOTES

                    NOTES TO PROJECTED FINANCIAL STATEMENTS

  1. THE PREPACKAGED PLAN. See "The Prepackaged Plan" and "Description of New Senior Notes" for a discussion of the terms and conditions of the Restructuring and the New Senior Notes and the proposed treatments of holders of Outstanding Notes. The projections assume that excess cash is used to optionally redeem outstanding New Senior Notes and thereby reduce the outstanding principal amount of New Senior Notes except to the extent needed to pay dividends in order to maintain REIT status under the Internal Revenue Code.

  2. ACCOUNTING TREATMENT. See "Accounting Treatment" for a discussion of how the Company proposes to account for the Restructuring.

  3. MORTGAGE LOAN AND REAL ESTATE OWNED PORTFOLIO.

  In preparing the projections, each mortgage loan was individually analyzed taking into account property type, property location, building age and condition, leasing, local market conditions, and other pertinent factors, including but not limited to environmental factors.

  In determining the projected payoff dates for the Company's mortgage loans, external factors such as the current state of the real estate markets in which the properties are located, as well as the amount of potential refinancing dollars for each property available to take out the Company's current loan balances, were taken into account. As a result, those loans that are not projected to payoff are either assumed extended beyond their contractual maturity date or foreclosed upon. The projection assumes that all earning loans remain current on their monthly interest payments throughout the five-year period.

  Each property owned by the Company was analyzed using similar criteria employed in reviewing the mortgage loan portfolio. Specific analysis of current rent rolls and projected leasing assumptions determined projected amounts for capital expenditures for items such as building improvements, tenant improvements and leasing commissions. Current market conditions were taken into account in determining rental rates for vacant space which is assumed to be leased during the five-year projection. Two owned properties are projected to be sold in fiscal 1996; in addition, several land sales are projected to occur in fiscal 1996. No other real estate owned is projected to be sold during the remainder of the projection.

  4. NEW INVESTMENTS. No new investments have been assumed during the five-year projections. The projection assumes that excess cash flow will be utilized to prepay the New Senior Notes.

  5. PROVISION FOR LOSSES: GAINS OR LOSSES ON SALES

  No provision for losses are assumed during the five-year projection.

  Mortgage loan payoffs and real estate asset sales are liquidated at the values established under "fresh start" accounting. As a result, no gains or losses are projected from sales of real estate or from mortgage loan payoffs.

  6. DIVIDENDS/TAXABLE INCOME. The New Senior Note Indenture will restrict the payment of dividends, other than such declaration and making of dividend payments that the Company deems necessary to preserve its status as a REIT, unless the consolidated net worth of the Company at the time of such payment and after giving effect thereto is at least $50 million; provided, however, that the Company shall in no event declare or make any such dividend payment or other distribution if a default or event of default under the New Senior Note Indenture has occurred and is continuing. Under the Internal Revenue Code, the Company must distribute 95% of its "REIT taxable income" to its shareholders to continue to qualify as a REIT. See "Certain Federal Income Tax Consequences-- REIT Status and Taxation of Company Under the Prepackaged Plan--Annual REIT Distribution Requirements." Taxable income required to be distributed will be materially less than generally accepted accounting principles ("GAAP") accounting income due to differences related to depreciation, use of NOLs and timing differences related to bad debt deductions. It is assumed in the projections that the Company will use NOLs (subject to limitations under section 382 of the Internal Revenue Code) to reduce taxable income. See "Certain Federal Income Tax Consequences--Additional Tax Consequences to the Company from the Prepackaged Plan." Notwithstanding the foregoing, the Company expects that the new reorganized Board of Trustees will, when appropriate, declare and cause dividends to be made to holders of Common Shares.

  7. OTHER OPERATING EXPENSES. Other operating expenses are based upon 1.25% of invested assets at the beginning of each fiscal year.

  8. INVESTMENT INCOME. The projections assume that excess cash is invested in commercial paper rated A-1/P-1 or better, with a rate of 5.75% throughout the projection period.

  9. OTHER ASSETS. Other assets include accounts receivable, accrued interest receivable and prepaid assets. It is assumed these amounts remain constant throughout the projection period.

  10. ACCOUNTS PAYABLE AND ACCRUED EXPENSES. It is assumed that these amounts remain constant throughout the projection period.

  11. SHAREHOLDERS' EQUITY. Retained earnings increase throughout the projection period due to differences between GAAP accounting income and taxable income (discussed in Note 5). These differences, which are material, allow the Company to retain earnings and thus the required dividend distributions are projected to be less than GAAP accounting income. It should be noted that retained earnings could decline significantly from the figures shown in the projection if (1) the projected rental rates and/or projected occupancy levels are not achieved resulting in lower cash flow, (2) there is an increase in the level of non-performing mortgage loans, or (3) additional provisions for losses are incurred above the levels projected.

                              ACCOUNTING TREATMENT

  The Company proposes to account for the Restructuring using the principles of "fresh start" accounting as required by Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" ("SOP 90-7"). Pursuant to such principles, in general, the Company's assets and liabilities will be revalued. The assets will be stated at their "Reorganization Value" which is defined as value of the Company on a going concern basis following the Restructuring. The Company based its Reorganization Value on the midpoint of the going concern valuation prepared by Kenneth Leventhal as of March 31, 1995. The liabilities will be stated at their fair value. The difference between the Reorganization Value of the assets and the fair value of the liabilities will be recorded as stockholders' equity with retained earnings restated to zero.

                        PRO FORMA FINANCIAL INFORMATION

  The following unaudited pro forma statement of operations for the year ended September 30, 1994, and the six months ended March 31, 1995, were prepared as if consummation of the Prepackaged Plan had occurred at October 1, 1993. The unaudited pro forma balance sheet as of March 31, 1995, was prepared as if the consummation of the Prepackaged Plan had occurred as of March 31, 1995. The adjustments set forth in the unaudited Pro Forma Statement of Operations for the year ended September 30, 1994 and the six months ended March 31, 1995, and the unaudited Pro Forma Balance Sheet as of March 31, 1995, under the caption "Proposed Reorganization," reflect the assumed effects of the Restructuring. The adjustments set forth in the unaudited Pro Forma Balance Sheet as of March 31, 1995, under the caption "Fresh Start" reflect the assumed effects of the adoption of the "fresh start" accounting prescribed by SOP 90-7. The unaudited pro forma financial information should be read in conjunction with the financial statements of the Company and the related notes thereto referred to under "Additional Information Concerning the Company" and management's discussion thereof contained elsewhere in this Disclosure Statement. See "Management's Discussion and Analysis of Financial Condition and Results of Operations." In management's opinion, all adjustments necessary to reflect the effects of the Restructuring and "fresh start" accounting have been included. The unaudited pro forma balance sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1995, nor does it purport to represent the future financial position of the Company. The unaudited pro forma statement of operations is not necessarily indicative of what the actual financial results of the Company would have been for the year ended September 30, 1994, and the six months ended March 31, 1995, nor does it purport to represent the future financial results of the Company.

                            PRO FORMA BALANCE SHEET

                           AS OF MARCH 31, 1995
                                  (UNAUDITED)

                                           PROPOSED        FRESH         PRO
                            HISTORICAL  REORGANIZATION     START        FORMA
                            ----------  --------------   ---------     --------
                                       (DOLLARS IN THOUSANDS)
Assets
 Cash and marketable        $  73,140     ($ 60,000)(A)                $ 11,267
 securities..............
                                                  0 (B)
                                             (1,873)(C)
 Loans and owned real
 estate, net.............     287,418                    ($ 66,218)(F)  221,200
 Interest receivable and
 other assets............       6,390                       (2,690)(G)    3,700
                            ---------     ---------      ---------     --------
   Total assets..........   $ 366,948     ($ 61,873)     ($ 68,908)    $236,167
                            =========     =========      =========     ========
Liabilities
 Outstanding Notes.......   $ 290,000     ($290,000)(D)                $      0
 New Senior Notes........           0       110,000 (D)                 110,000
 Loan on REO--bank debt..      17,593                                    17,593
 Interest payable........      51,324       (51,324)(D)                       0
 Accounts payable and
 other...................       3,715             0 (B)       (315)(G)    3,400
                            ---------     ---------      ---------     --------
   Total Liabilities.....     362,632      (231,324)          (315)     130,993
                            ---------     ---------      ---------     --------
Shareholders' Equity
 Common stock at par.....      11,226                                    11,226
 Additional paid in
 capital.................     182,375       171,324 (E)   (259,751)(I)   93,948
 Retained earnings
 (deficit)...............    (189,285)       (1,873)(C)    191,158 (H)        0
                            ---------     ---------      ---------     --------
   Total shareholders'
   equity................       4,316       169,451        (68,593)     105,174
                            ---------     ---------      ---------     --------
   Total liabilities and
   shareholders' equity..   $ 366,948     ($ 61,873)     ($ 68,908)    $236,167
                            =========     =========      =========     ========

                             SEE ACCOMPANYING NOTES

                   NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

ADJUSTMENT TO REFLECT PROPOSED REORGANIZATION

(A) Reflects a $60.0 million payment to creditors being made at implementation of the proposed plan (including the $25.0 million payment made on April 11, 1995 pursuant to the Agreement of Understanding), provided that such payment may be increased based upon the amount of cash held by the Company in excess of its short-term obligations following confirmation of the proposed plan. Note: Cash and marketable securities includes $1.4 million of restricted cash related to the Company's termination pay plan and $1.6 million relating to borrower's deposits.

(B) Reflects cash payments to unsecured creditors totalling $0.

(C) Reflects cash payments for reorganization expenses totalling $1.9 million.

(D) Reflects the cancellation of Outstanding Notes in the face amount of $290.0 million and the related interest payable on these notes of $51.3 million and the recording of the New Senior Notes due 2002 in the face amount of $110.0 million.

(E) Reflects the conversion of amounts previously owed on the Outstanding Notes converted to a 97% interest in the common shares of the reorganized Company as follows:

                                                                       (DOLLARS
                                                                          IN
                                                                      THOUSANDS)
   Face amount of Outstanding Notes.................................   $290,000
   Interest payable at 3/31/95......................................     51,324
                                                                       --------
   Total amount payable to creditors at 3/31/95.....................    341,324
   Less: New Senior Notes due 2002..................................   (110,000)
   Less: Cash payment to creditors..................................    (60,000)
                                                                       --------
   Amount previously due creditors converted to equity..............   $171,324
                                                                       ========

ADJUSTMENT TO REFLECT FRESH START ACCOUNTING

(F) Reflects adjustment made to carrying value of loans and owned real estate to estimated reorganization values.

                                                                    3/31/95
                                                                     AMOUNT
                                                                 --------------
                                                                 ($000 OMITTED)
   Invested assets (mortgage loans and real estate owned)......     $298,449
   Less: Allowances for losses.................................      (11,031)
                                                                    --------
   Invested assets, net of allowance for losses................      287,418
                                                                    --------
   Extrapolated Valuation of Portfolio as of March 31, 1995
    (see Footnote 1 below).....................................      248,500
   Less: Net present value of operating expenses...............      (27,300)
                                                                    --------
                                                                     221,200
                                                                    --------
   Adjustment made to carrying value of invested assets, net...     $ 66,218
                                                                    ========

(G) Reflects adjustment made to carrying values of accounts receivable/other assets and accounts payable/accrued expenses to adjust to estimated reorganization values of $3.7 million and 3.4 million, respectively.

(H) Reflects the adjustment of the retained earnings/deficit to zero required by Fresh Start Accounting.

(I) Reflects the adjustment of the additional paid in capital as follows:

                                                                      (DOLLARS
                                                                         IN
                                                                     THOUSANDS)
  Adjust deficit to reset to zero (see H)........................... ($191,158)
  Adjustment to carrying value of invested assets (see F)...........   (66,218)
  Adjustment to carrying value of receivables (see G)...............    (2,690)
  Adjustment to carrying value of payables/accrued expenses (see G).       315
                                                                     ---------
                                                                     ($259,751)
                                                                     =========

  FOOTNOTE 1

  For purposes of determining enterprise value it was assumed that operating expenses (G&A) would be incurred at the following levels in the future:

          AMOUNT    FISCAL YEAR
          ------    -----------
        $4,000,000    Year 1
        $3,500,000    Year 2
        $3,000,000    Year 3
        $3,000,000    Year 4
        $3,000,000    Year 5
        $3,000,000    Year 6

  The valuation of the asset portfolio assumes continued operation of the portfolio for several years. Sales and pay-offs of certain assets occur throughout the analysis period. Property cash flows, loan payments and pay-offs, and reversion amounts (based on normalized capital expenditures in the reversion year) were discounted to present value at 12% per year. Amounts DO NOT include extraordinary expenses for reorganization or litigation.

  The enterprise valuation assumes the portfolio is operated during the projection period and that no additional investments are made. An alternative enterprise valuation could be presented wherein the proceeds from portfolio operations are used for alternative business purposes, i.e., new mortgages, other real estate investments, etc., and general and administrative expenses are incurred to sustain such operations. Such alternative valuation has not been presented herein.

  The impact of general and administrative expenses has been reflected as a direct reduction of total value. The present value of the general and administrative expenses was calculated by applying a capitalization rate of 10% to year 6 stabilized general and administrative expenses and discounting both the capitalized, stabilized year 6 expenses and the annual expenses at 12%.

                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                           PRO FORMA      PRO
                                               HISTORICAL ADJUSTMENTS    FORMA
                                               ---------- -----------   -------
                                               (AMOUNTS IN THOUSANDS, EXCEPT
                                                      PER SHARE DATA)
Revenue
Interest Income...............................  $ 14,709                $14,709
Real estate owned net operating income........    10,372                 10,372
Investment income.............................     1,238       (494)(J)     744
Other income..................................       131                    131
                                                --------    -------     -------
 Total income.................................    26,450       (494)     25,956
                                                --------    -------     -------
Expenses
Interest expense--Outstanding Notes...........    31,302    (31,302)(K)       0
Interest expense--New Senior Notes............         0     12,238 (K)  12,238
Interest expense--bank debt...................     1,700                  1,700
Provision for losses..........................     2,000     (2,000)(L)       0
Depreciation and amortization.................     5,840       (731)(M)   5,109
Administrative expenses.......................     4,838                  4,838
Reorganization expenses.......................     2,360     (2,360)(N)       0
                                                --------    -------     -------
 Total expenses...............................    48,040    (24,155)     23,885
                                                --------    -------     -------
Net income (loss).............................  $(21,590)   $23,661     $ 2,071
                                                ========    =======     =======
Earnings per share............................  $  (1.92)               $  0.18
Weighted Average Shares Outstanding...........    11,226                 11,226

                             SEE ACCOMPANYING NOTES

                       PRO FORMA STATEMENT OF OPERATIONS

                  FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                           PRO FORMA      PRO
                                               HISTORICAL ADJUSTMENTS    FORMA
                                               ---------- -----------   -------
                                               (AMOUNTS IN THOUSANDS, EXCEPT
                                                         PER DATA)
Revenue
Interest income...............................   $ 5,181                $ 5,181
Owned real estate net operating income........     7,212                  7,212
Investment income.............................     1,864     (1,253)(O)     611
Other income..................................        47                     47
                                                --------    -------     -------
 Total income.................................    14,304     (1,253)     13,051
                                                --------    -------     -------
Expenses
Interest expense--Outstanding Notes               18,759    (18,759)(P)       0
Interest expense--New Senior Notes                     0      6,119 (P)   6,119
Interest expense--bank debt...................     1,073                  1,073
Provision for losses..........................     3,000     (3,000)(Q)       0
Depreciation & amortization...................     3,486       (681)(R)   2,805
Administrative expenses.......................     2,198                  2,198
Reorganization expenses.......................     1,505     (1,505)(S)       0
                                                --------    -------     -------
 Total expenses...............................    30,021    (17,826)     12,195
                                                --------    -------     -------
Net income (loss).............................  ($15,717)   $16,573     $   856
                                                ========    =======     =======
Earnings per share............................  ($  1.40)               $  0.08
                                                ========                =======
Weighted Average Shares Outstanding...........    11,226                 11,226

                             SEE ACCOMPANYING NOTES

             NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

PRO FORMA ADJUSTMENTS--9/30/94

(J) Reflects adjustment to investment income based upon a reduced cash position of approximately $11.2 million (pre-confirmation cash balance of $73.1 million less $60.0 million payment to secured creditors and $1.9 million payment for reorganization expenses) at an average investment rate of 3.5% for fiscal 1994.

(K) Reflects the reversal of interest expense related to the Outstanding Notes which were cancelled and the addition of interest expense for the New Senior Notes which bear interest at a fixed rate of 11.125%.

(L) Reflects the reversal of the $2.0 million provision for losses which would be eliminated as a result of the adjustment of invested assets to projected restructured value.

(M) Reflects the adjustment to depreciation and amortization resulting from the reduced basis in owned real estate as a result of the adjustment of invested assets to projected restructured value.

(N) Reflects the reversal of reorganization expenses of $2.4 million based upon the assumption that the Restructuring was completed and no expenses related to the restructure were incurred.

PRO FORMA ADJUSTMENTS--3/31/95

(O) Reflects adjustment to investment income based upon a reduced cash position of approximately $11.2 million (pre-confirmation cash balance of $73.1 million less $60.0 million payment to secured creditors and $1.9 million payment for reorganization expenses) at an average investment rate of 5.75% for the six months ended March 31, 1995.

(P) Reflects the reversal of interest expense related to the Outstanding Notes which were cancelled and the addition of interest expense for the New Senior Notes which bear interest at a fixed rate of 11.125%.

(Q) Reflects the reversal of the $3.0 million provision for losses which would be eliminated as a result of the adjustment of invested assets to projected restructured value.

(R) Reflects the adjustment to depreciation and amortization resulting from the reduced basis in owned real estate as a result of the adjustment of invested assets to projected restructured value.

(S) Reflects the reversal of reorganization expenses of $1.5 million based upon the assumption that the Restructuring was completed and no expenses related to the restructure were incurred.

                            SELECTED FINANCIAL DATA

  The following selected financial data for the five years ended September 30, 1994, are derived from the consolidated financial statements of the Company. The financial data for the six month periods ended March 31, 1995, and 1994 are derived from unaudited financial statements. The unaudited financial statements include all adjustments, consisting of normal recurring accruals, which the Company considers necessary for fair presentation of the financial position and the results of operations for these periods. Operating results for the six months ended March 31, 1995, are not necessarily indicative of the results that may be expected for the entire year ended September 30, 1995. The data should be read in conjunction with the consolidated financial statements and the related notes referred to in "Additional Information Concerning the Company" and the other financial information included herein.

                                                                            SIX MONTHS ENDED
                                   YEARS ENDED SEPTEMBER 30,                    MARCH 31,
                          ------------------------------------------------  ------------------
                            1990      1991      1992      1993      1994      1995      1994
                          --------  --------  --------  --------  --------  --------  --------
                                                                               (UNAUDITED)
                                   (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA
Total income............  $ 68,233  $ 56,253  $ 42,009  $ 38,342  $ 36,277  $ 19,776  $ 17,266
Interest and operating
 expenses...............    47,601    51,736    42,077    43,967    47,668    27,502    22,824
Depreciation and amorti-
 zation.................     2,391     3,062     4,470     5,500     5,839     3,486     2,833
Income (loss) before
 provision for losses,
 reorganization expenses
 and gain on sales of
 real estate............    18,241     1,455    (4,538)  (11,125)  (17,230)  (11,212)   (8,391)
Provision for losses....    23,790    33,000    32,000    37,000     2,000     3,000        --
Reorganization expenses,
 net....................     5,051     4,352       934     5,844     2,360     1,505     1,417
Gain on sales of real
 estate.................       244       244        --        --        --        --        --
Net loss................   (10,356)  (35,653)  (37,472)  (53,969)  (21,590)  (15,717)   (9,808)
PER SHARE DATA
Net loss................  $   (.94) $  (3.22) $  (3.38) $  (4.87) $  (1.92) $  (1.40) $   (.87)
Dividends declared (1)..       .45       -0-       -0-       -0-       -0-       -0-       -0-
Book value..............     15.23     12.01      8.63      3.71      1.79       .38      2.83
BALANCE SHEET DATA
Total assets............  $595,640  $514,754  $427,268  $353,874  $364,244  $366,948  $359,465
Invested assets.........   547,480   505,600   424,394   347,526   309,477   298,449   327,546
Allowance for losses....    10,792    14,707    19,353    11,808    13,430    11,031    11,050
Creditor Obligations....   403,884   374,000   312,000   290,000   290,000   290,000   290,000
Loans on equity invest-
 ment...................        --        --    15,515    17,572    17,593    17,593    17,593
Shareholders' equity....   168,717   133,064    95,592    41,623    20,033     4,316    31,815

- --------
(1) Dividends shown are those attributable to earnings for the period indicated.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

  Due to continued lack of liquidity in the real estate marketplace, the Company has not been able to meet payment and other obligations on its outstanding debt. At May 31, 1995, the Company owed $322.9 million in overdue principal and interest payments on its Outstanding Notes. See "Summary-- Background of the Restructuring" for additional information regarding the Company's 1991 Plan, current debt service requirements and events of default.

  For the six months ended March 31, 1995, cash provided by operating activities increased the cash balance by approximately $10.4 million. This was due primarily to an increase in interest payable as no payments were made in respect of the Outstanding Notes during such period. Cash provided by investing activities increased the cash balance by approximately $2.4 million. This was due to higher repayments, net of advances, on (1) mortgage loans of $835,000, and, (2) in-substance foreclosures of $7.5 million. Offsetting these increases were advances, net of repayments, on (1) properties acquired through foreclosure of $2.8 million, (2) real estate equities of $1.3 million, and (3) investment in partnerships of $1.8 million.

  Under the financial covenants of the Outstanding Note Indenture, the Company was required to maintain a ratio of outstanding securities to its capital base (as such terms are defined in the Outstanding Note Indenture) of 515% at March 31, 1993. In addition, under the Outstanding Note Indenture the Company was required to maintain a ratio of outstanding securities to its capital base of 438% at June 30, 1993, and September 30, 1993, 358% at December 31, 1993, and
March 31, 1994, and 313% at June 30, 1994, and September 30, 1994, and a ratio of earning assets (as defined in the Outstanding Note Indenture) to outstanding securities of 113% at June 30, 1993, and September 30, 1993, 116% at December 31, 1993 and March 31, 1994 and 117% at June 30, 1994, and September 30, 1994,
and 120% at December 31, 1994, and March 31, 1995. For a more detailed description of the financial covenants under the Outstanding Note Indenture, see "Description of Outstanding Notes--Certain Covenants." The Company failed to meet each of these ratios and such failures constituted events of default under the Outstanding Note Indenture. On May 26, 1993, the Company received from the holders of more than 66-2/3% in principal amount of Outstanding Notes a waiver relating to the March 31, 1993 default. No waivers have been received with respect to the other events of default. See "The Prepackaged Plan-- Background of the Restructuring--Current Defaults."

  Pursuant to the Outstanding Note Indenture, outstanding securities refers to the $290 million of Outstanding Notes. Capital base means the amount equal to the Company's Shareholders' Equity less 50% of non-earning assets. Non-earning assets means the aggregate of non-earning loans (as defined in the Outstanding
Note Indenture) and non-earning properties (properties that do not produce and maintain an annualized return of 5% or greater cash flow yield), and earning assets means an amount equal to between the aggregate amount of invested assets and aggregate amount of non-earning assets. For a more detailed description of the definitions of the foregoing terms under the Outstanding Note Indenture, see "Description of Outstanding Notes--Certain Definitions."

  In April 1995, the Company and certain holders of the Outstanding Notes executed an agreement of understanding pursuant to which such holders agreed to support the Restructuring. On April 11, 1995, pursuant to such agreement, the Company advanced $25 million towards the $50 million minimum payment required to implement the Restructuring. In the event the Company does not receive the Requisite Plan Acceptances, the Company will have to consider other alternatives, including the filing of a voluntary petition under Chapter 11. The Company does not currently have any agreement with the holders of the Outstanding Notes precluding such holders, the Outstanding Note Trustee or the Outstanding Collateral Agent from taking remedial or enforcement action with respect to the Outstanding Notes, including acceleration of the Outstanding Notes and foreclosure on the Company's bank accounts and other properties.

  At May 31, 1995, the Company had cash and cash equivalents of $49.0 million. Included in cash and cash equivalents are $1.3 million of restricted cash, which represents the funding of the employee retention plan, and $1.2 million related to borrowers' deposits. The Company's unfunded loan commitments totalled $617,000 at May 31, 1995.

RESULTS OF OPERATIONS

  Six months ended March 31, 1995 compared with six months ended March 31, 1994. The Company reported a net loss for the six months ended March 31, 1995 of ($15.7 million) or ($1.40) per share compared to a net loss of ($9.8 million) or ($.87) per share for the six months ended March 31, 1994. The six months ended March 31, 1995 loss included a provision for losses of $3 million or $.27 per share compared to no provision for the six months ended March 31, 1994. The Company's spread (interest income on mortgage loans plus net operating income from real estate owned less interest expense) decreased from ($3.2 million) for the six months ended March 31, 1994 to ($7.4 million) for the six months ended March 31, 1995. Offsetting these decreases was an increase in interest income on short-term investments which was $1.86 million for the six months ended March 31, 1995 compared to $.23 million for the six months endedMarch 31, 1994.

  Interest and fee income on mortgage loans decreased $2.49 million to $5.18 million for the six months ended March 31, 1995 from $7.66 million for the six months ended March 31, 1994. The decrease was due primarily to a reduction in earning mortgage loans (including earning in-substance foreclosures) which totalled $89.2 million at March 31, 1995 compared to $149.9 million at March 31, 1994. During the six months ended March 31, 1995, there were two mortgage loans totalling $15.4 million that were transferred into investment in partnerships. In addition, advances of $1.8 million on investment in partnerships were made during the period.

  During the six months ended March 31, 1995, no advances were made on mortgage loans. Prepayment on mortgage loans of approximately $6 million were received during the six months ended March 31, 1994. There were no prepayments on mortgage loans received during the six months ended March 31, 1995. The average interest rate on mortgage loans for the six months ended March 31, 1995 was 7.90% compared to 7.58% for the six months ended March 31, 1994.

  Rental income increased $3.05 million to $11.51 million in the six months ended March 31, 1995 from $8.47 million for the six months ended March 31, 1994. In addition to rental income, the Company received reimbursement of certain operating expenses totalling $1.17 million and $.85 million for the six months ended March 31, 1995 and 1994, respectively. Operating expenses and depreciation and amortization on rental properties increased $1.4 million to $9 million for the six months ended March 31, 1995 from $7.6 million for the six months ended March 31, 1994, primarily from continued growth in real estate equities and properties acquired through foreclosure and held for sale.

  Interest on short-term investments increased due to the continuing accumulation of available cash. Available cash increased due to no payment of principal and interest on the Secured Notes since September 30, 1993.

  Interest expense increased $4.37 million to $19.83 million in the current period from $15.46 million for the six months ended March 31, 1994. This increase was due primarily to an increase in the average borrowing rate from 10.01% for the six months ended March 31, 1994 to 12.97% for the six months ended March 31, 1995.

  Other operating expenses decreased $.43 million to $2.2 million for the six months ended March 31, 1995 from $2.63 million for the six months ended March 31, 1994. The decrease was due to decreases in professional fees and expenses, insurance costs, trustees expenses and tax (other than income).

  Reorganization expenses related to the Chapter 11 filing and debt restructuring expenses were $1.5 million for the six months ended March 31, 1995 compared to $1.42 million for the six months ended March 31, 1994. These expenses reflect professional fees incurred by the representatives of the creditors, shareholders and the Company.

  Fiscal year ended September 30, 1994 compared with fiscal year ended September 30, 1993. The Company reported a net loss for fiscal 1994 of $21.6 million or $1.92 per share compared to a net loss of $54.0 million, or $4.87 per share for fiscal 1993. The 1994 loss includes a provision for losses of $2.0 million, or $.18 per share, and net expense for reorganization and debt restructuring items of $2.4 million, or $.21 per share, compared to a provision for losses of $37 million, or $3.34 per share, and net expense for reorganization and debt restructuring items of $5.8 million, or $.53 per share, for the 1993 loss.

  Interest and fee income on mortgage loans was $14.7 million and $19.0 million for fiscal 1994 and 1993, respectively. Earning mortgage loans (including earning in-substance foreclosures) totalled $131.4 million at September 30, 1994 and $168.7 million at September 30, 1993. Non-earning mortgage loans (including non-earning in-substance foreclosures) totalled $10.2 million at September 30, 1994 and $22.7 million at September 30, 1993.

  Average mortgage loans outstanding (including in-substance foreclosures) during fiscal 1994 were $172.2 million and for 1993 were $253 million. The average yield for 1994 was 8.5% and for 1993 was 7.5%.

  Interest and fee income for 1994 declined by $4.3 million as compared to 1993. The decline in income is primarily attributable to (1) mortgage loans repaid totalling $25.5 million in 1994 and (2) transfers of mortgage loans and in-substance foreclosures to properties acquired through foreclosure and held for sale which totalled $23.4 million in 1994.

  During the quarter ended December 31, 1994, there were two mortgage loans totalling $15.4 million that were transferred into investment in partnerships. In addition, advances of $1.7 million on investment in partnerships were made during the quarter.

  Rental income was $18.4 million for fiscal 1994 compared to $17.4 million in fiscal 1993. In addition to rental income, the Company received reimbursement of certain operating expenses totalling $1.7 million and $1.6 million for fiscal 1994 and 1993, respectively. Operating expenses and depreciation and amortization on rental properties was $15.7 million for both fiscal 1994 and 1993. The increase in income on rental properties resulted from continued growth in real estate equities and properties acquired through foreclosure and held for sale.

  Interest on short-term investments was $1.2 million for fiscal 1994 and $237,000 for fiscal 1993. The increase was due to the continuing accumulation of available cash. Available cash increased due to: (1) no payment of principal and interest on the Outstanding Notes since September 30, 1993 and (2) a net increase of $32.4 million in cash provided by investing activities.

  Interest expense increased from $28.5 million in 1993 to $33.0 million in fiscal 1994. This was due primarily to an increase in the average borrowing rate from 9.23% in 1993 to 10.73% in 1994. Offsetting the increase, the average borrowings decreased from $293.2 million in 1993 to $290 million in 1994. At September 30, 1994, the blended interest rate on the Outstanding Notes was 12.12%, composed of interest at 11.50% on $200 million of Outstanding Notes (including default interest at 1%) and 13.50% on $90 million of deferred amounts of Outstanding Notes (including default interest at 1%). The entire unamortized costs of restructuring of the Outstanding Notes was charged off during fiscal 1993 as a result of the monetary default. The Company expensed $3.4 million in fiscal 1993, of which $2.4 million related to the acceleration of costs due to the June 1993 monetary default. Prior to the default, these costs were being amortized using the interest method over the term of the debt.

  Other operating expenses were $4.8 million for fiscal 1994 compared to $5.3 million for fiscal 1993. The decrease in other operating expenses was due primarily to decreases in professional fees and expenses.

  Reorganization expenses related to the Prior Bankruptcy Case and debt restructuring expenses were $2.4 million for the fiscal year ended September 30, 1994, which reflects professional fees incurred by the Creditors' Committee, the Equity Committee and the Company. Reorganization expenses were $5.8 million for the fiscal year ended September 30, 1993, which reflects professional fees and restructuring fees charged off as a result of the monetary defaults on the Outstanding Notes.

  A $2 million provision for losses was established in fiscal year 1994 compared to a provision of $37 million in 1993. Continued deterioration in many real estate markets during the past years, the continuing liquidity crisis in the real estate industry and the Company's requirement to generate cash and liquidate investments contributed in 1993 to the establishment of a large provision for losses based on the Company's regular analysis of the portfolio. The Trustees believe the allowance for losses to be adequate at September 30, 1994. The Trustees review the investment portfolio quarterly using current estimates and assumptions to determine the adequacy of the allowance for losses. The estimates and assumptions used in the valuation process are subject to changes which may be material.

  Non-earning loans (including non-earning in-substance foreclosures) and non-earning properties acquired through foreclosure and held for sale were $42.5 million at September 30, 1994 compared to $58.8 million at September 30, 1993.

  Fiscal year ended September 30, 1993 compared with fiscal year ended September 30, 1992. The Company reported a net loss for fiscal 1993 of $54.0 million, or $4.87 per share, compared to a net loss of $37.5 million, or $3.38 per share, for fiscal 1992. The 1993 loss includes a provision for losses of $37 million, or $3.34 per share, and net expense for reorganization and debt restructuring items of $5.8 million, or $.53 per share, compared to a provision for losses of $32.0 million, or $2.89 per share, and net expense for reorganization and debt restructuring items of $934,000, or $.08 per share, for the 1992 loss.

  Interest and fee income on mortgage loans was $19.0 million for fiscal 1993 compared to $26.2 million in fiscal 1992. The decrease results primarily from a reduction in average mortgage loans (including in-substance foreclosures), which decreased from $336.3 million in 1992 to $253.0 million in 1993. The average yield for fiscal 1993 was 2.5% and for fiscal 1992 was 7.8%. The decrease in average mortgage loans was due to (a) repayment of mortgage loans (net of advances) of $24.0 million and (b) transfer of $72.0 million of mortgage loans to foreclosed properties and investments in partnerships.

  Rental income was $17.4 million for fiscal 1993 compared to $13.7 million in fiscal 1992. In addition to rental income, the Company received reimbursement of certain operating expenses totalling $1.6 million and $1.3 million for fiscal 1993 and 1992, respectively. Operating expenses and depreciation and amortization on rental properties increased to $15.7 million for fiscal 1993 compared to $12.3 million for fiscal 1992. The increases in income and expenses on rental properties results from continued growth in real estate equities and properties acquired through foreclosure and held for sale.

  For fiscal 1993 and 1992, additional interest and fee income was $30,000 and $26,000, respectively, which was generated from participating in gross income produced by the properties securing these loans.

  Interest expense was $28.5 million in 1993 compared to $29.0 million in 1992 resulting from a decrease in average borrowings from $336.4 million in 1992 to $293.2 million in 1993. Partially offsetting the decrease, the average borrowing rate increased from 8.34% in 1992 to 9.23% in 1993. At September 30, 1993, the blended interest rate on the Outstanding Notes was 9.87%, composed of interest at 9.25% on $200 million of Outstanding Notes (including default interest at 1%) and 11.25% on $90 million of deferred amounts of Outstanding Notes (including default interest at 1%). The entire unamortized costs of restructuring of the Outstanding Notes was charged off during fiscal 1993 as a result of the monetary default. The Company expensed $3.4 million in fiscal 1993, of which $2.4 million related to the acceleration of costs due to the June 1993 monetary default. Prior to the default, these costs were being amortized using the interest method over the term of the debt.

  Other operating expenses were $5.3 million for both fiscal 1993 and 1992.

  Reorganization expenses related to the Prior Bankruptcy Case and debt restructuring expenses were $5.8 million for the fiscal year ended September 30, 1993, which reflects professional fees incurred by the Creditors' Committee, the Equity Committee and the Company and restructuring fees charged off as a result of the monetary defaults on the Outstanding Notes. Reorganization expenses were $934,000 for the fiscal year ended September 30, 1992.

  A $37 million provision for losses was established in fiscal year ended September 30, 1993, compared to a provision of $32 million in fiscal year ended September 30, 1992. Continued deterioration in many real estate markets during the past years, the continuing liquidity crisis in the real estate industry and the Company's requirement to generate cash and liquidate investments contributed in fiscal 1993 and fiscal 1992 to the establishment of large provision for losses based on the Company's regular analysis of the portfolio.

  Non-earning loans (including non-earning in-substance foreclosures) and non-earning properties acquired through foreclosure and held for sale were $58.8 million at September 30, 1993, compared to $76.3 million at September 30, 1992.

                                    BUSINESS

GENERAL

  The Company is a Maryland real estate investment trust organized in 1970 under the Declaration of Trust. As of May 31, 1995, the Company had available cash of $46.5 million and invested assets consisting of 34 mortgage loans and 37 investments in real estate located throughout the United States. The Company is currently managed by a Board of Trustees, comprised of seven trustees, and has six executive officers, two of whom are also trustees.

  Historically, the Company has engaged in the business of investing in a portfolio of mortgage loans and real estate. However, since April 12, 1990, when the Company filed the Prior Bankruptcy Case, the Company has focused its efforts on generating sufficient liquidity to meet its obligations under the Prior Plan and the Outstanding Note Indenture and to maximize shareholder value. To date, liquidity has been generated from operating cash flow as well as through asset sales and mortgage loan repayments.

  The Company conducts its business so as to qualify as a REIT. Its approximately 11 million shares are traded on both the NYSE and PSE, and are owned by approximately 15,000 shareholders. Its portfolio contains approximately 71 investments in approximately 18 different states. Based upon the committed amounts of its investments as of March 31, 1995, approximately 49% of the Company's portfolio was in investments in California, 23% in Pennsylvania and 10% in New England states. Nationally, 38% of the committed amounts of its investments are in industrial or research and development properties, 26% in office buildings, 28% in shopping centers, 7% in apartments and 1% in other types of real estate investments.

  The Company has a variety of investments in income-producing properties located in or near major metropolitan areas in the United States. These investments include acquisition and rehabilitation loans with terms of two to five years. Prior to filing of the Prior Bankruptcy Case, the Company financed these variable rate loans with variable rate capital, mostly commercial paper. The Company also made direct investments in real property ("Equities") as well as in participating loans that share many of the features of pure real estate Equities. Because real estate Equities and participating loans may have lengthy holding periods, the Company funded these investments with long-term debt and equity capital. The Company's investment activities included not only an initial investment underwriting analysis, but also the ongoing asset management of its short-term and long-term investments.

  The Company is a limited partner of (1) TPIP II Limited Partnership, a Washington limited partnership, (2) Paseo Padre Associates, a California limited partnership, of which MRT West, Inc., a California corporation and wholly-owned subsidiary of the Company, is a general partner, (3) Creekside Center Associates, a California limited partnership, of which MRT Creekside, Inc., a California corporation and wholly-owned subsidiary of the Company, is a general partner, and (4) Newark C & C Associates, a California limited partnership, of which MRT Newark, Inc., a California corporation and wholly-owned subsidiary of the Company, is a general partner. In addition, MRT Santa Monica, Inc., a California corporation and wholly-owned subsidiary of the Company, is a general partner of Bay City Holdings, L.P., a California limited partnership, and 150 Rittenhouse Circle, Inc., a Maryland corporation and wholly-owned subsidiary of the Company, is a general partner of Keystone Venture--I, a Pennsylvania general partnership. Each of these partnerships owns certain real estate on which the Company formerly held a loan.

  The Company was organized in 1970 as PNB Mortgage and Realty Investors ("PNB"), and operated as a REIT located in Pennsylvania until 1979, when it combined with a California REIT, Sutro Mortgage Investment Trust ("Sutro"). The combined entity retained the PNB name until 1984 when the name was changed to "Mortgage and Realty Trust." Both PNB and Sutro engaged in similar business activities, in that both were active makers of construction and development loans, although operating in different geographic regions. The combination provided the combined entity with a sufficient equity capital base to allow it access to the capital markets on a competitive basis. The Company does not currently issue commercial paper.

INVESTMENTS

  Although the Company has continued to fund previously existing investment commitments, tenant improvements and similar investments necessary to retain or obtain tenants, the Company has not made any new investments since its Prior Bankruptcy Case. It does continue, however, to manage its investment portfolio. The Company's investments include short- and intermediate-term standing loans, long-term participating loans and investments in real estate equities. See "-- General" above.

  Loans may be secured by first or junior mortgages as well as mortgages secured by leaseholds. The Company's investments in long-term participating loans generally permit the Company to receive the following: interest at a fixed rate; additional interest as a participation in gross income above a predetermined base rental amount; a portion of the net proceeds upon the sale or refinancing of the property securing the debt; and an option to convert the participating loans into an ownership interest. Loans made by the Company are secured by mortgages on income-producing properties, including office buildings, shopping centers, industrial projects, apartments and condominium projects. In making investments, the Company utilized various guidelines consisting principally of loan-to-value ratios, investment ranges and percentage of total assets invested in loans to a single borrower.

  The Company's investments are primarily located in major metropolitan areas throughout the United States. As of March 31, 1995, the Company held investments in mortgage loans, investments in real estate equities and other interests in real properties located in 18 states.

  Total loans and investment commitments outstanding at March 31, 1995, were $299,400,000, of which $690,000 remained to be disbursed.

  The following pages contain summaries of the Company's commitments and investments at March 31, 1995, and certain information pertaining to non-earning loans, delinquent earning loans, in-substance foreclosures and foreclosed properties.

                           MORTGAGE AND REALTY TRUST

                 SUMMARY OF INVESTMENTS AT MARCH 31, 1995

                                                                    AMOUNT
                                                AMOUNT COMMITTED OUTSTANDING
                                                ---------------- ------------
TYPE OF INVESTMENTS
SHORT AND INTERMEDIATE-TERM
 Mortgage Loans................................   $ 54,863,000   $ 54,373,000
 Properties Acquired Through Foreclosure and
 Held for Sale:
  Earning......................................     72,642,000     72,642,000
  Non-Earning..................................     34,417,000     34,417,000
 In-Substance Foreclosures:
  Earning......................................     30,408,000     30,408,000
  Non-Earning..................................     18,048,000     18,048,000
 Notes Receivable..............................        842,000        642,000
                                                  ------------   ------------
  Total Short and Intermediate-Term............    211,220,000    210,530,000
                                                  ------------   ------------
LONG-TERM
 Participating Loans...........................      2,010,000      2,010,000
 Amortizing Loans..............................      2,719,000      2,719,000
 Investment in Real Estate Equities............     56,940,000     56,940,000
 Investment in Partnerships....................     26,511,000     26,511,000
                                                  ------------   ------------
  Total Long-Term..............................     88,180,000     88,180,000
                                                  ------------   ------------
 Total Invested Assets.........................   $299,400,000    298,710,000
                                                  ============   ------------
 Less Deferred Fees............................                      (261,000)
                                                                 ------------
 Total Invested Assets.........................                  $298,449,000
                                                                 ============

                           MORTGAGE AND REALTY TRUST
                     NON-EARNING IN-SUBSTANCE FORECLOSURES
               AND NON-EARNING FORECLOSED PROPERTY HELD FOR SALE
                 (BY GEOGRAPHIC DISTRIBUTION AND PROPERTY TYPE)

                              MARCH 31, 1995
                                 (IN THOUSANDS)

                                              INDUSTRIAL
                                RETAIL CENTER   CENTER   OFFICE BUILDING  TOTAL
                                ------------- ---------- --------------- -------
California.....................    $   --      $18,018        $3,953     $21,971
Massachusetts..................     7,548        5,931            --      13,479
New Hampshire..................        --        5,173            --       5,173
New Jersey.....................        --           --         5,333       5,333
Pennsylvania...................        --        3,012         3,467       6,479
                                   ------      -------       -------     -------
                                   $7,548      $32,134       $12,753     $52,435
                                   ======      =======       =======     =======

                           MORTGAGE AND REALTY TRUST

       GEOGRAPHIC DISTRIBUTION OF INVESTMENTS BY COMMITTED AMOUNTS*

                              MARCH 31, 1995

                                                                                   RETAIL     RESEARCH &
     STATE       APARTMENTS     HOTEL     INDUSTRIAL     OFFICE     RESIDENTIAL   BUILDINGS   DEVELOPMENT     TOTALS      %
- ---------------- -----------  ----------  -----------  -----------  -----------  -----------  -----------  ------------ ------
Arizona.........                          $ 4,384,479                                                      $  4,384,479   1.47%
California...... $   234,631               51,991,487  $17,118,279  $   70,235   $61,800,071  $15,448,626   146,663,329  49.12%
Colorado........                                                                     186,345                    186,345   0.06%
Delaware........                                                       200,190                                  200,190   0.07%
Georgia.........                                                        59,977                                   59,977   0.02%
Indiana.........   4,296,330                                                                                  4,296,330   1.44%
Maine...........   7,605,269                                                                                  7,605,269   2.55%
Maryland........                                         6,822,064     753,479                                7,575,543   2.54%
Massachusetts...                            6,966,038    2,322,563                 7,547,467                 16,836,068   5.64%
Minnesota.......                            2,336,759                                           2,812,959     5,149,718   1.72%
Missouri........   9,022,369                                                                                  9,022,369   3.02%
Nevada..........              $3,060,000                                                                      3,060,000   1.02%
New
 Hampshire......                            6,560,712                                                         6,560,712   2.20%
New Jersey......                                         5,333,713                                            5,333,713   1.79%
Oregon..........                                         7,641,272                                            7,641,272   2.56%
Pennsylvania....                           15,644,930   37,696,622                13,862,363    2,009,867    69,213,782  23.18%
Virginia........                                                       135,505                                  135,505   0.05%
Washington......                            4,633,272                                                         4,633,272   1.55%
                 -----------  ----------  -----------  -----------  ----------   -----------  -----------  ------------ ------
Totals.......... $21,158,599  $3,060,000  $92,517,677  $76,934,513  $1,219,386   $83,396,246  $20,271,452  $298,557,873
                 ===========  ==========  ===========  ===========  ==========   ===========  ===========  ============
Percentage......        7.09%       1.02%       30.99%       25.77%       0.41%        27.93%        6.79%              100.00%
                 ===========  ==========  ===========  ===========  ==========   ===========  ===========               ======

- --------

*Does not include notes receivable committed amount of $842,000 at 3/31/95.

NON-EARNING INVESTMENTS, DELINQUENT EARNING LOANS AND FORECLOSED PROPERTIES

  Earning Mortgage Loans More Than 60 Days Delinquent. The Company generally considers loans as delinquent if payment of interest and/or principal, as required by the term of the note, is more than 60 days past due. At March 31, 1995, there were no loans which were so delinquent as to principal and/or interest.

  Non-Earning Mortgage Loans. At March 31, 1995, there was one loan totalling $25,000 classified as non- earning.

  Non-Earning In-Substance Foreclosures. A loan is considered an in-substance foreclosure if (1) the debtor has little or no equity considering the fair value of the collateral, (2) proceeds for the repayment can be expected to come only from the operation or sale of collateral, and (3) the debtor has either formally or effectively abandoned control of the collateral. In-substance foreclosures are classified as non-earning if they do not produce a minimum annualized return of 5% or greater cash flow yield for two consecutive calendar quarters. At March 31, 1995, there were four loans classified as non-earning in-substance foreclosed, which totalled $18,018,000. Descriptions of the four investments are as follows:

(1) The Company has a first mortgage loan on six industrial buildings totalling 157,480 square feet located in Chula Vista, California. The loan was classified as a non-earning in-substance foreclosure in April 1994. The property is currently 74% leased and occupied.

(2) The Company has a first mortgage loan on 10 industrial buildings containing 106,663 square feet located in Chino, California. The loan was placed on non-earning status in June 1993 and reclassified as a non-earning in-substance foreclosure in September 1994. The property is currently 77% leased and occupied.

(3) The Company has a first mortgage loan on an industrial building containing 114,375 square feet located in Santa Monica, California. The loan was classified as a non-earning in-substance foreclosure in March 1995. The property is currently 96% leased and occupied.

(4) The Company has a first mortgage loan on an industrial building containing 27,095 square feet located in San Dimas, California. The loan was classified as a non-earning in-substance foreclosure in March 1995. The property is currently 85% leased and occupied.

  Non-Earning Properties Acquired Through Foreclosure and Held For Sale. At March 31, 1995, there were ten non-earning properties acquired through foreclosure and held for sale, which totalled $34,417,000. Descriptions of the ten investments are as follows:

(1) The Company had a first mortgage loan on an office/warehouse building containing 119,000 square feet located in Hopkinton, Massachusetts. The Company acquired title to this property in January 1991. The project is currently unleased.

(2) The Company had a first mortgage loan on a retail shopping center containing 111,339 square feet located in Fairhaven, Massachusetts. The Company acquired title to this property in April 1991. The project is currently 30% leased and occupied. Subsequent to September 1994, a 20 year lease with Shaw's Supermarkets, Inc. for a 65,000 square feet supermarket anchor store was completed, with occupancy expected in mid-1995, which will result in the project being 88% leased and occupied.

(3) The Company had a first mortgage loan on a 3-story office building containing 37,800 square feet located in Piscataway, New Jersey. The Company acquired title to this property in August 1991. The project is currently 77% leased and occupied.

(4) The Company had a first mortgage loan on an industrial building containing 57,900 square feet located in Framingham, Massachusetts. The Company acquired title to this property in April 1992. The property is currently 65% leased and occupied.

(5) The Company had a first mortgage loan on two adjoining office buildings containing 39,087 square feet located in Woodland Hills, California. The Company acquired title to this property in May 1992. The property is currently 85% leased and occupied.

(6) The Company had first and second mortgage loans on two office/industrial buildings containing 91,710 square feet and a 33,600 square foot warehouse building located in Salem, New Hampshire. The Company acquired title to this property in August 1992. The project is currently 72% leased and occupied.

(7) The Company had a first mortgage loan on a 4-story office building containing 99,666 square feet located in Cherry Hill, New Jersey. The Company acquired title to this property in November 1992. The project is currently 54% leased and occupied.

(8) The Company had a first mortgage loan on an industrial building containing 120,000 square feet located in Willow Grove, Pennsylvania. The Company acquired title to this property in June 1993. The project is currently unleased.

(9) The Company had a first mortgage loan on an industrial building containing 50,972 square feet located in Canton, Massachusetts. The Company acquired title to this property in January 1991. The project is currently 100% leased and occupied.

(10) The Company had a first mortgage loan on an office building containing 49,953 square feet located in Philadelphia, Pennsylvania. The Company acquired title to this property in January 1991. The project is currently 82% leased and occupied.

ALLOWANCE FOR LOSSES

  An allowance for losses is maintained based upon the Board of Trustees' evaluation of the Company's investments. A review of all investments is made quarterly to determine the adequacy of the allowance for losses. During the six months ended March 31, 1995, there were additions of $3,000,000 to the allowance for losses and charges of $5,399,000, net of recoveries, against the allowance. The amount of the allowance for losses at March 31, 1995, was $11,031,000 (3.7% of the Company's invested assets). For a description of the Company's method of determining the allowance for losses, see Notes 1 and 3 as set forth under "Notes to the Financial Statements."

PROPERTIES

  The Company's real estate portfolio consists primarily of equity investments in completed, income-producing properties such as industrial/research and development buildings, office buildings and retail buildings located primarily in southern California, Pennsylvania and the New England states.

  The Company's real estate portfolio at March 31, 1995 (net of accumulated depreciation) consists of the following investments:

                                                     NUMBER OF  INVESTMENT % OF
   TYPE OF PROPERTIES                                PROPERTIES   AMOUNT   TOTAL
   ------------------                                ---------- ---------- -----
                                                           (IN THOUSANDS)
   Apartments.......................................      3      $ 20,924    11%
   Office Buildings.................................     11        54,102    28%
   Industrial Buildings.............................     14        53,233    28%
   Retail Buildings.................................      5        56,236    30%
   Research and Development Buildings...............      2         6,015     3%
                                                        ---      --------   ---
                                                         35      $190,510   100%
                                                        ===      ========   ===

  The Company does not own any real property for use in connection with its day-to-day operations. Office space for the Company's principal office at 8380 Old York Road, Suite 300, Elkins Park, Pennsylvania is leased for a three-year term ending August 31, 1995. The Company's only other office, located at 3500 West Olive Avenue, Suite 600, Burbank, California, is leased for a five-year term ending October 31, 1995. The total rental expended for the fiscal year ended September 30, 1994, for both properties was $345,000. The Company has become, and may from time to time become, the owner or lessor of real estate in connection with its investment activities. See "--Investments" above.

LEGAL PROCEEDINGS

  A discussion of events surrounding the Company's bankruptcy filing and an explanation of the material terms of the Company's reorganization under the 1991 Plan are set forth under "Summary--Background of the Restructuring-- Previous Chapter 11 Case and 1991 Plan of Reorganization." The bankruptcy case relating to the Prior Plan was closed on November 4, 1994 pursuant to a final order of the Bankruptcy Court.

                                   MANAGEMENT

  The Company is governed by a board of seven trustees who meet at least once a month, either in Pennsylvania or California. The trustees approve all material transactions undertaken by the Company. In advance of each meeting of the trustees, a written agenda is prepared, and each transaction to come before the trustees is summarized in writing and presented to the trustees for consideration. Each sale of real estate, loan modification, loan or prepayment compromise, increase in a loan, and loan workout is submitted for approval by the trustees.

  The following sets forth certain information regarding the executive officers and trustees of the Company.

   NAME                 AGE        POSITIONS AND OFFICES WITH THE COMPANY
   ----                 ---        --------------------------------------
Victor H. Schlesinger.   70 Chairman and Trustee
C.W. Strong, Jr.......   65 President, Chief Executive Officer and Trustee
James A. Dalton.......   52 Executive Vice President and Chief Operating Officer
Daniel F. Hennessey...   54 Treasurer and Chief Financial Officer
Donald W. Burnes, Jr..   45 Senior Vice President
Douglas R. Eckard.....   49 Senior Vice President
Jeffrey M. Bucher.....   62 Trustee
Kent L. Colwell.......   64 Trustee
James M. Gassaway.....   73 Trustee
John E. Krout.........   75 Trustee
Gerhard N. Rostvold...   75 Trustee

  The officers of the Company serve a one-year term of office and are elected to their positions each year by the trustees at the annual organization meeting of trustees, which normally immediately follows the annual meeting of shareholders. Messrs. Schlesinger, Strong, Dalton, Hennessey, Burnes and Eckard were last elected as officers at such meeting on February 10, 1993, with Mr. Eckard being promoted to Senior Vice President on August 17, 1993. Messrs. Schlesinger, Strong, Dalton, Hennessey and Eckard have served as officers of the Company for more than the past five years. Mr. Burnes was first elected as an officer of the Company on February 14, 1990. The Company has a total of 26 employees.

  In connection with the Prepackaged Plan, the following persons have been designated by the Principal Holders to serve on the Board of Trustees:

  Carl A. Mayer, Jr., 57, founded The Mayer Group in 1990, an advisor group offering consulting and marketing expertise and services to real estate investment companies who are seeking investment capital from the pension fund community. Mr. Mayer continues to serve as a principal of The Mayer Group.

  Martin Bernstein, 58, is a private investor who has been managing family funds since 1988. Prior to this period, Mr. Bernstein served as the founding General Partner of Halcyon Investments and Alan B. Slifka & Co., (investments). Mr. Bernstein also currently serves on the Board of Directors of Astro Communications and MBO Properties, Inc.

  John B. Levy, 47, was an Executive Vice President of Republic Realty Mortgage Corporation from 1993 to June 1995. Prior to 1993, Mr. Levy acted as the Senior Vice President of Nationsbanc Mortgage Corporation, and was charged with lender relations, production of new income property loans and management of the production offices.

  Richard B. Jennings, 51, is currently the President of Realty Capital International Inc., a real estate investment banking firm, and has served in this capacity since 1991. Prior to 1991, Mr. Jennings acted as a Senior Vice President of Landauer Associates, Inc., a real estate management and advisory firm based in New York, New York. Mr. Jennings also currently serves on the board of directors of MBO Properties, Inc.

  Richard S. Frary, 47, is currently the founding partner and majority shareholder of Tallwood Associates, Inc., a private merchant banking firm specializing in corporate restructurings and real estate, and has served in this capacity since 1990.

  In connection with the Prepackaged Plan, the Principal Holders have chosen George R. Zoffinger to be the new President and Chief Executive Officer of the Company. It is anticipated that Mr. Zoffinger will begin his term of office upon ratification of such term by the Board of Trustees after the Effective Date. Mr. Zoffinger is forty-seven years old and since April 1994 has served as Chairman of the Board of Corestates New Jersey National Bank. From December 1991 to April 1994, he served as President and Chief Executive Officer of Constellation Bankcorp and Constellation Bank. Between March 30, 1990 and December 1991, Mr. Zoffinger served as the Commissioner for the New Jersey State Department of Commerce and Economic Development, as well as Chairman of the Board of the New Jersey Economic Development Authority.

  The seventh member of the Board of Trustees will be selected by the New Major Holder at or before the Effective Date. The foregoing persons have consented to serve as trustees of the Company.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

  The following table provides information about the compensation for the Chief Executive Officer and the four other most highly compensated officers of the Company for the fiscal years ended September 30, 1994, 1993, 1992
(collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM COMPENSATION
                                                                      ---------------------------
                                     ANNUAL COMPENSATION(1)                 AWARDS        PAYOUTS
                             ---------------------------------------- ------------------- -------
                                                         OTHER ANNUAL RESTRICTED OPTIONS/          ALL OTHER
                             FISCAL  SALARY     BONUS    COMPENSATION   SHARES     SARS    LTIP   COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR   ($)(2)      ($)         ($)         ($)       (#)    PAYOUTS    ($)(3)
- ---------------------------  ------ --------  ---------- ------------ ---------- -------- ------- ------------
C.W. Strong, Jr., Chief       1994  $175,000          --      --          --          --     --      $3,000
Executive Officer.......      1993   175,000          --      --          --          --     --       3,000
                              1992   250,000          --      --          --      25,000     --       3,000
Victor H. Schlesinger,        1994  $100,000          --      --          --          --     --      $3,000
Chairman................      1993   100,000          --      --          --          --     --       3,000
                              1992    27,500(4)       --      --          --      23,500     --       1,650
James A. Dalton,              1994  $188,348  $25,000(5)      --          --          --     --      $3,000
Executive Vice                1993   181,104      20,000      --          --          --     --       3,000
President...............      1992   177,511   90,000(6)      --          --      25,000     --       3,000
Daniel F. Hennessey,          1994  $129,488  $20,000(5)      --          --          --     --      $3,000
Chief Financial Officer.      1993   124,508      20,000      --          --          --     --       3,000
                              1992   122,038   65,000(6)      --          --      20,000     --       3,000
Donald W. Burnes, Jr.,        1994  $120,595  $30,000(5)      --          --          --     --      $3,000
Senior Vice President...      1993   114,448      30,000      --          --          --     --       3,000
                              1992   113,114   65,000(6)      --          --      15,000     --       3,000

- --------
(1) In the fiscal year ended September 30, 1993, the Company provided certain personal benefits to its executive officers. The amount of such benefits to each of the named individuals did not exceed the lesser of $50,000 or 10% of salary and bonus for such fiscal year.
(2) Includes salary deferrals and employee contributions to the Company's Savings Incentive Plan.
(3) Includes the Company's matching contributions under the Company's Savings Incentive Plan. See "Savings Incentive Plan" below.
(4) Represents fees received as Chairman and Trustee.
(5) Does not include bonus for calendar year 1994, which was paid in November 1994. The bonuses were: for Mr. Dalton $25,000; for Mr. Hennessey $20,000; and for Mr. Burnes $25,000.
(6) Includes retention bonus of $75,000, $50,000 and $35,000 for Messrs. Dalton, Hennessey and Burnes, respectively.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUES

  The following table sets forth information with respect to the Outstanding Stock Rights held by the Named Executive Officers at September 30, 1994. The Prepackaged Plan provides that Outstanding Stock Rights will be canceled.

                                                                                    VALUE OF UNEXERCISED
                         SHARES ACQUIRED                  NUMBER OF UNEXERCISED     IN-THE-MONEY OPTIONS/
                           ON EXERCISE   VALUE REALIZED  OPTIONS/SARS AT FY-END        SARS AT FY-END
          NAME                 (#)            ($)       EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
- ------------------------ --------------- -------------- ------------------------- -------------------------
C.W. Strong, Jr.........        --             --              34,000/-0-                    0/0
Victor H. Schlesinger...        --             --              29,500/-0-                    0/0
James A. Dalton.........        --             --              74,000/-0-                    0/0
Daniel F. Hennessey.....        --             --              57,500/-0-                    0/0
Donald W. Burnes, Jr....        --             --              35,000/-0-                    0/0

PENSION PLANS

  On September 20, 1989, the Trustees adopted an Employees' Retirement Plan effective September 30, 1989. On December 16, 1992, the Trustees amended and restated the Employees' Retirement Plan effective January 1, 1992 (as amended on July 20, 1994, and as may be further amended, the "Retirement Plan"). The Retirement Plan continues the benefits provided to employees of the Company who were formerly employees of GMAC Realty Advisors, Inc. (these employees were acquired pursuant to a settlement agreement entered into between and among the Company, GMAC Mortgage Corporation of PA, and GMAC Realty Advisors, Inc., which, among other things, transferred the GMAC Realty Advisors, Inc. employees to the Company). All other employees are eligible to participate in the Retirement Plan provided that they are at least 21 years of age and have been employed for twelve consecutive months, during which period the employee has completed at least 1000 hours of service. Under the Retirement Plan, after completing five years of service, each eligible employee becomes 100% vested and entitled to a retirement pension. Benefits can be paid as a lump sum or as an annual retirement income for life equal to the greater of (a) the sum of (i) 1.3% of the highest five-year average annual base salary, multiplied by the number of years of credited service up to and including 35 years thereof and
(ii) 0.4% of the highest five-year average annual base salary in excess of Social Security covered compensation (as adjusted every five years), multiplied by the number of years of credited service up to and including 35 years thereof or (b) the sum of (i) 1.3% of the highest five-year average annual base salary, multiplied by the number of years of credited service up to and including 15 years thereof; (ii) 1.5% of the highest five-year average annual base salary, multiplied by the number of years of credited service from 16 to 25 years inclusive; (iii) 0.5% of the highest five-year average annual base salary, multiplied by the number of years of credited service from 26 to 35 years inclusive; and (iv) 0.4% of the highest five-year average annual base salary in excess of Social Security covered compensation (as adjusted every five years), multiplied by the number of years of credited service up to and including 25 years thereof.

  Unreduced retirement benefits may begin to be paid at normal retirement (age 65 and five years of participation in the Retirement Plan), late retirement, or five years prior to Social Security retirement age with 20 years of service.

  The table below shows the estimated annual benefits payable upon retirement under the Company's Retirement Plan. Retirement benefits shown are based upon retirement at age 65 and the payment of a straight life annuity to the employee. The annual benefit under the Retirement Plan shall not exceed the lesser of $112,221 or 100% of the participant's average compensation for three consecutive Fiscal Years (as defined in the Retirement Plan) in which such eligible employee is an active participant in the Retirement Plan.

                               PENSION PLAN TABLE

                                   YEARS OF CREDITED SERVICE
                       ---------------------------------------------------------
   AVERAGE OF 5
  HIGHEST ANNUAL         15          20          25           30           35
COMPENSATION LEVELS    -------     -------     -------     --------     --------
- -------------------
     $125,000          $29,427     $40,486     $51,545     $ 58,854     $ 68,663
      150,000           35,802      49,236      62,670       71,604       83,538
      175,000           42,177      57,986      73,795       84,354       98,413
      200,000           48,552      66,736      84,920       97,104      113,288
      225,000           54,927      75,486      96,045      109,854      128,163

  For the fiscal year ended September 30, 1994, the base salary for purposes of the Retirement Plan for the Named Executive Officers in the Summary Compensation Table is set forth in the salary column of the Summary Compensation Table. Officers named in the Summary Compensation Table have been credited with years of service under the Retirement Plan as follows: Mr. Dalton, 12 years; Mr. Hennessey, 23 years; Mr. Burnes, 5 years. Mr. Schlesinger and Mr. Strong do not participate in the Retirement Plan.

  The benefits listed in the Pension Plan Table are not subject to reduction for Social Security or other offset amounts.

TRUSTEE COMPENSATION

  During the fiscal year ended September 30, 1994, the trustees, other than Messrs. Strong and Schlesinger, received as compensation for their services as trustees, an annual retainer of $10,000 plus $800 for each regular, monthly trustee meeting attended in person or conducted by telephone conference; $600 for each committee meeting attended in person; and $400 for any trustee or committee meeting, other than the regular, monthly trustee meeting, convened by telephone conference; provided that no additional compensation was paid for attendance at any committee meeting held on the same day as any trustee meeting. An additional $100 fee was payable per meeting to the chairman of any committee.

  On September 29, 1989, the trustees adopted a Pension Plan for trustees, effective October 1, 1989 (as amended on April 5, 1995, and as may be further amended, the "Pension Plan"). Trustees become eligible for plan benefits upon completion of five years of service as trustee, including years served prior to the plan's effective date. Under the plan, each eligible trustee will be entitled to a normal retirement benefit equal to the annual retainer for trustees at the rate in effect on the trustee's normal retirement date or, if earlier, the trustee's last day of board membership. For purposes of this plan, normal retirement date is the first day of the month following the trustee's 75th birthday. Plan benefits will generally begin on the normal retirement date, but eligible former trustees may elect to have reduced payments commence up to five years earlier. The reduction will be 10 percent for each year by which commencement precedes the normal retirement date. Plan benefits will be paid for a period equal to the number of years served as trustee after January 1, 1980, except that payments will cease upon the death of the trustee. On April 5, 1995, the pension plan for trustees was amended to provide that should any trustee's service terminate for any reason within one year after the Effective Date of the Prepackaged Plan, such terminated trustee shall receive a one-time single-sum cash payment equal in amount to the net present value of the maximum aggregate projected benefit obligation of the Company to that trustee. No other death benefits shall become payable on behalf of any trustee under the plan.

SAVINGS INCENTIVE PLAN

  On September 20, 1989, the trustees adopted a Savings Incentive Plan effective September 30, 1989, to provide retirement benefits for eligible employees of the Company. On December 16, 1992, the trustees amended and restated the Savings Incentive Plan effective January 1, 1992 (as amended, the "Savings Plan"). The Savings Plan continues the benefits provided under the GMAC Mortgage Corporation Savings Incentive Plan to employees of the Company who were formerly employees of GMAC Realty Advisors, Inc. All other employees of the Company are eligible to participate in the Savings Plan provided that they have been employed for twelve consecutive months, during which period the employee has completed at least 1,000 hours of service. Under the Savings Plan, each eligible employee may authorize payroll deductions not less than 1% nor more than 15% of the employee's earnings before bonus income, not to exceed the dollar limit permissible under the Internal Revenue Code ($9,240 in 1994). The Company will match each employee's contribution for the payroll period, subject to a limitation of 6% of the employee's compensation for the payroll period, with the maximum amount of contribution by the Company in any year being $3,000.

  Benefits will be paid to terminating participants as soon as possible following the participant's date of termination. Participants have a 100% nonforfeitable right to their contributions to the Savings Plan and the Company's matching contributions vest at the rate of 20% for each year of service, but will, in any event, be 100% vested at the later of age 65 or after five years of participation in the Savings Plan, or in the event of disability or death. Subject to certain limitations, hardship distributions of a participant's fully vested account balance are permitted when a demonstrable, immediate and heavy financial need has been shown.

EMPLOYEE RETENTION PLAN

  The trustees adopted an Employee Retention Plan (the "Retention Plan"), dated October 17, 1990, as amended January 16, 1991, March 20, 1991 and March 15, 1995, designed to provide a financial incentive for key employees to successfully restructure the organization and maximize the net worth of the Company. The Retention Plan was approved in connection with the 1991 Plan by the Bankruptcy Court by order dated February 26, 1991 and will remain in effect after the Confirmation Date of the Prepackaged Plan.

  The Retention Plan is administered by the Compensation and Nominating Committee which determines the allocation of amounts among the participants. All full-time employees of the Company as of February 27, 1991 except the Chairman and the President and Chief Executive Officer are eligible to participate in the Retention Plan.

  The first portion of the Retention Plan provides for a termination pay plan that will remain in effect during the period ending on the later of (i) the date that the obligations (including, without limitation, interest accrued from and after January 31, 1991) payable by the Company to or for the benefit of any creditor holding a Class 3 Claim, which is defined under the Prior Plan as an Unsecured Claim that is also an Allowed Claim pursuant to the Prior Plan or the Outstanding Collateral Agreement (collectively, the "Class 3 Creditor Obligations") are no longer outstanding, (ii) the maturity date of the New Senior Notes or (iii) the date on which the New Senior Notes are repaid in full (the "Effective Period"). Any eligible employee who is terminated without cause during this period will be entitled to termination pay of not less than three and not more than 18 months salary depending on the employee's years of employment and position with the Company. The number of months salary for Messrs. Dalton, Hennessey and Burnes are 18, 18 and 12, respectively. Medical and dental coverage will be continued during the termination pay period. An employee who is terminated for cause, voluntarily leaves, dies or becomes disabled during the plan period will not be entitled to benefits under the Retention Plan. The benefits that may be payable under the Retention Plan have been funded in a separate trust.

  The second portion of the Retention Plan included a retention bonus plan that provided for the aggregate payment of up to $350,000 to employees who remained in the employ of the Company until February 27, 1992, a period of one year from the date of the confirmation of the 1991 Plan. A separate trust was funded for the payment of these benefits and they were paid to the employees on February 28, 1992.

  The third portion of the Retention Plan provided for the grant, under the Company's 1984 Share Option Plan, of non-qualified stock options for up to an aggregate of 200,000 shares of Common Stock to participants. On March 29, 1991, options for 197,500 shares were granted at an exercise price of $4.15 per share, which was the greater of (i) the average of the closing price of the Company's Common Stock on the NYSE for the last five days of the 30 day period after the effective date of the 1991 Plan and (ii) the fair market value of the Common Stock on the date of grant. Options will not vest to employees until three years after the date of grant and any employee who leaves voluntarily or is discharged for cause during the three year period will forfeit his or her rights under the option. After vesting, options can be exercised any time up to five years from the date of grant except that an employee with a vested option who leaves the employ of the Company must exercise within a three month period after resignation. If a change in control of the Company occurs, all options which have not previously been forfeited will vest immediately. All options granted prior to the Effective Date of the Prepackaged Plan will be cancelled under the Prepackaged Plan. See "The Prepackaged Plan."

  The final portion of the Retention Plan is an incentive program which may provide total incentive payments during the Effective Period of not more than $1,250,000. For calendar year 1991, the program was based on an incentive pool calculated as follows: At June 30, 1991, if the Class 3 Creditor Obligations were no greater than $380,000,000 (the maximum amount allowed under the 1991 Plan without any deferrals), $75,000 would be deposited in the pool with an added $5,000 for each full $1,000,000 that the Class 3 Creditor Obligations were reduced below that amount. Eliminated from this calculation were voluntary repayments by the Company which reduced cash on hand below $15,000,000. As a result, $95,000 was deposited in the pool. At December 31, 1991, if the Class 3 Creditor Obligations were no greater than $340,000,000, $125,000 would be deposited in the pool with an added $5,000 for each full $1,000,000 that the Class 3 Creditor Obligations are below that amount after deducting any amounts credited at June 30, 1991. As a result, $125,000 was deposited in the pool. On September 16, 1992, the Compensation and Nominating Committee approved a continuation of the incentive program for calendar year 1993 based on a similar formula for reducing the Outstanding Notes. Under this incentive program, because the Outstanding Notes were no greater than $290,000,000 at December 31, 1992, $125,000 was deposited in the pool. The amounts paid from the pool to the Named Executive Officers for the fiscal years ended September 30, 1994, 1993 and 1992 are included in the Summary Compensation Table. The form and amount of this program for future years will be at the discretion of the Compensation and Nominating Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Messrs. Bucher, Colwell, Gassaway, Krout and Rostvold served as members of the Company's Compensation and Nominating Committee during the Company's fiscal year ended September 30, 1994. None of such individuals was, during such fiscal year, an officer or employee of the Company, was formerly an officer of the Company or had any relationship requiring disclosure by the Company.

TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

  Under the Employee Retention Plan, Messrs. Dalton, Hennessey and Burnes are entitled to termination pay equal to 18, 18 and 12 months salary, respectively. In addition, all options granted to such individuals under the Employee Retention Plan, that have not otherwise vested, will vest automatically upon the occurrence of a change-in-control of the Company. See "--Employee Retention Plan."

INDEMNIFICATION

  The trustees and officers of the Company are entitled to indemnification under certain circumstances pursuant to the Declaration of Trust. The Company is not aware of any pending legal proceedings for which any such person would be entitled to indemnification.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

CURRENT HOLDERS

  The following table sets forth information at May 31, 1995, with respect to the beneficial ownership of shares of the Outstanding Common Shares by each Named Executive Officer and Trustee of the Company and by all Officers and Trustees as a group. The information set forth below is based upon filings with the Commission, the Company's share records, and information obtained by the Company from the persons named below. As of May 31, 1995, no individual Trustee or officer had beneficial ownership of 1% or more of the Outstanding Common Shares and all Trustees and officers as a group beneficially owned 3.4% of the Outstanding Common Shares. To the Company's knowledge, as of May 31, 1995, no person or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) owned beneficially 5% or more of the Outstanding Common Shares of the Company.

                                                                  NUMBER OF
                                                                COMMON SHARES
                                                                BENEFICIALLY
   NAME BENEFICIAL OWNER(1)                                         OWNED
   ------------------------                                     -------------
   Victor H. Schlesinger.......................................     32,038(2)
   C.W. Strong, Jr.............................................     29,914(3)
   Jeffrey M. Bucher...........................................      8,600(4)
   Kent L. Colwell.............................................     11,650(4)(5)
   James M. Gassaway...........................................     13,302(4)
   John E. Krout...............................................      8,612(4)
   Gerhard N. Rostvold.........................................     10,648(4)
   James A. Dalton.............................................     71,880(6)(7)
   Daniel F. Hennessey.........................................     50,569(8)
   Donald W. Burnes, Jr........................................     35,000(9)
   All Officers and Trustees as a group (20 persons)...........    379,263(10)

- --------

 (1) The address of all Named Executive Officers is in the care of the Company.

 (2) 23,500 of the shares reported as beneficially owned by Mr. Schlesinger are obtainable upon exercise of options. Such options will be canceled without consideration under the Prepackaged Plan.

 (3) 25,000 of the shares reported as beneficially owned by Mr. Strong are obtainable upon exercise of options. Such options will be canceled without consideration under the Prepackaged Plan.

 (4) 7,500 of the shares reported as beneficially owned by Messrs. Bucher, Colwell, Gassaway, Krout and Rostvold are obtainable upon exercise of options. Such options will be canceled without consideration under the Prepackaged Plan.

 (5) 3,500 of the shares reported as beneficially owned by Mr. Colwell are held in a family trust of which Mr. Colwell and his wife are co-trustees.

 (6) 65,000 of the shares reported as beneficially owned by Mr. Dalton are obtainable upon exercise of options. Such options will be canceled without consideration under the Prepackaged Plan.

 (7) 450 of the shares reported as beneficially owned by Mr. Dalton are owned by Mr. Dalton's wife.

 (8) 50,000 of the shares reported as beneficially owned by Mr. Hennessey are obtainable upon exercise of options. Such options will be canceled without consideration under the Prepackaged Plan.

 (9) All of the shares reported as beneficially owned by Mr. Burnes are obtainable upon exercise of options. Such options will be canceled without consideration under the Prepackaged Plan.

(10) Includes 242,004 shares reported as beneficially owned by Trustees and Named Executive Officers as described in the footnotes above and 102,500 shares obtainable upon exercise of options by officers of the Company who are not named in the foregoing table. Such options will be canceled without consideration under the Prepackaged Plan.

CERTAIN HOLDERS AFTER RESTRUCTURING

  As of May 31, 1995, Mutual Series Funds is the beneficial owner of Outstanding Notes with an aggregate principal amount of $133.8 million (46.1%). Immediately upon consummation of the Restructuring, Mutual Series Funds will beneficially own approximately 5.0 million Common Shares (44.7%). Fidelity Investments, including its affiliates, is the beneficial owner of Outstanding Notes with an aggregate principal amount of $45.0 million (15.5%). Immediately upon consummation of the Restructuring, Fidelity Investments will beneficially own approximately 1.7 million Common Shares (15.0%). Intermarket Corporation, including its affiliates, is the beneficial owner of Outstanding Notes with an aggregate principal amount of $44.3 million (15.3%). Immediately upon consummation of the Restructuring, Intermarket Corporation will beneficially own approximately 1.7 million Common Shares (14.8%). Angelo Gordon & Co., L.P., including its affiliates, is the beneficial owner of Outstanding Notes with an aggregate principal amount of $27.8 million (9.6%). Immediately upon consummation of the Restructuring, Angelo Gordon & Co., L.P. will beneficially own approximately 1.0 million Common Shares (9.3%). Strome Susskind & Co., including its affiliates, is the beneficial owner of Outstanding Notes with an aggregate principal amount of $14.9 million (5.3%). Immediately upon consummation of the Restructuring, Strome Susskind & Co. will beneficially own approximately 558,941 Common Shares (5%).

                         MARKET AND TRADING INFORMATION

COMMON SHARES

  The Outstanding Common Shares are listed for trading on the NYSE and the PSE under the symbol MRT. The following table shows the high and low sales prices per share of Outstanding Common Shares on the NYSE for the first two quarters of the current fiscal year and for each quarter of the two fiscal years ending September 30, 1993, and September 30, 1994, respectively. There were no dividends declared attributable to such quarters. The last reported sales price of Outstanding Common Shares on the NYSE for June 2, 1995, the last practicable date on which such information was available prior to the date of this Disclosure Statement, was $.25. The last reported sales price of Outstanding Common Shares on the NYSE for November 16, 1994, the last trading day before the Company announced that it had reached an agreement in principle relating to the Restructuring with the Creditors' Committee, was $.25. At the close of business May 31, 1995, there were approximately 15,000 record holders of Outstanding Common Shares. The following table sets forth the high and low sales prices for each fiscal quarter during the past two years. There were no dividends paid during any such quarter.

                                                                    HIGH   LOW
                                                                   ------ ------
   1995
    First Quarter................................................. $  3/8 $  1/8
    Second Quater.................................................    1/4    1/8
   1994
    First Quarter................................................. $  5/8 $  3/8
    Second Quarter................................................    5/8    3/8
    Third Quarter.................................................    1/2    3/8
    Fourth Quarter................................................    1/2    1/4
   1993
    First Quarter................................................. $1-3/8 $  7/8
    Second Quarter................................................  2-1/2  1-1/4
    Third Quarter.................................................  1-7/8    3/8
    Fourth Quarter................................................    7/8    3/8

  In a letter dated November 29, 1994, the NYSE notified the Company that in light of the Company's present financial condition as well as its intention to file a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code, the NYSE is reviewing the continued listing of the Company. Although the Company is working with representatives of the NYSE to allow the Company to continue to be listed, there can be no assurance that the NYSE will not determine to commence a formal delisting action. As a result, there can be no assurance that the Common Shares will be accepted for listing on the NYSE upon or after consummation of the Restructuring or that an active trading market for the Common Shares will develop. See "Special Factors and Certain Considerations--Absence of Public Market."

  The Company has not paid any dividends on the Outstanding Common Shares since February 20, 1990. The payment of dividends or other distributions to shareholders is restricted under the Outstanding Note Indenture to dividends required for the Company to maintain its REIT status and inadvertent overpayments of such dividends. The New Senior Note Indenture also restricts the payment of dividends and other distributions to shareholders on the Common Shares or any preferred stock which may be issued by the Company, other than such declaration and making of dividend payments that the Company deems necessary to preserve its status as a REIT, unless the consolidated net worth of the Company at the time of such payment and after giving effect thereto is at least $50.0 million; provided, however, that the Company shall in no event declare or make any such dividend payment or other distribution if a default or event of default under the New Senior Note Indenture has occurred and is continuing. In addition, the New Senior Note Indenture provides that the Company may not purchase, redeem or otherwise acquire for value its Common

Shares or any preferred stock of the Company, whether outstanding on the Effective Date or thereafter issued and outstanding, unless the Consolidated Net Worth (as defined in the New Senior Note Indenture) of the Company at the time of such purchase, redemption or other acquisition and after giving effect thereto is at least $50 million; provided, however, that the Company shall in no event make any such purchase, redemption or other acquisition if a Default or Event of Default (as respectively defined in the New Senior Note Indenture) has occurred and is continuing. See "Special Factors and Certain Considerations--Restricted Payments."

  The Company incurred net operating losses of approximately $38 million, $31 million and $12 million for federal income tax purposes in fiscal 1993, 1992 and 1991, respectively, each of which will be available as a loss carryforward to future years' taxable income, subject to the limitations imposed by Section 382 of the Internal Revenue Code and the effects of the Restructuring. The Company estimates a net operating loss for tax purposes of approximately $35 million in fiscal 1994. To the extent that the loss carryforward used in future years eliminates taxable income, no dividend distribution will be required as a condition to preserving REIT status.

OUTSTANDING NOTES

  There is not any active trading market for the Outstanding Notes. These securities are traded over the counter by certain dealers that are from time to time willing to effect transactions in these securities. Prior to April 1993, trading in these securities was extremely limited and sporadic. From April 1993 through May 26, 1995, approximately $429.5 million in principal amount of Outstanding Notes were traded in approximately 86 trades. Meaningful information regarding the current trading prices for the Outstanding Notes is not available.

                        DESCRIPTION OF NEW SENIOR NOTES

GENERAL

  The New Senior Notes will be secured obligations governed by the New Senior
Note Indenture, between the Company and Wilmington Trust Company, as trustee (the "New Indenture Trustee"), dated as of the Effective Date. The Company's obligations under the New Senior Note Indenture will be secured as provided in the New Collateral Documents (as hereinafter defined). See "Collateral and Security" below. The following summary of certain provisions of the New Senior Notes and the New Senior Note Indenture does not purport to be complete and is subject to and is qualified in its entirety by reference to all of the provisions of the New Senior Note Indenture and the New Collateral Documents, including the definitions therein of certain terms. Capitalized terms used in the following summary and not otherwise defined herein shall have the meanings ascribed to them in the New Senior Note Indenture, the New Collateral Documents or the Prepackaged Plan, as applicable.

  The New Senior Notes will be limited to $110,000,000 aggregate principal amount and will mature on the anniversary of the Effective Date in 2002. Interest on the New Senior Notes will accrue at 11-1/8% per annum and will be payable semiannually in arrears on each June 30 and December 31, commencing after the Effective Date of the Prepackaged Plan, to holders of record of the New Senior Notes at the close of business on the immediately preceding June 1 and December 1, whether or not a Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest will accrue from the most recent date to which interest has been paid for, or, if no interest has been paid, from the Effective Date. The Company will pay interest on overdue principal at the rate equal to 2% per annum in excess of the interest rate on the New Senior Notes to the extent lawful; and it will pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. Regularly scheduled payments of principal and interest, are payable to holders of New Senior Notes at the office or agency of the Company in Philadelphia, Pennsylvania, or at the option of a holder of New Senior Notes, payment of interest may be made by check mailed to such holder at its address set forth in the register of holders or by wire to an account designated by such holder. Unless otherwise designated by the Company, the Company's office or agency in Philadelphia, Pennsylvania will be the office of the New Indenture Trustee maintained for such purpose. The New Senior Notes will be issued in registered form, without coupons, and only in denominations of $1,000 and integral multiples thereof.

OPTIONAL REDEMPTION

  The Company will have the option to redeem the New Senior Notes, in whole or in part, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest, if any, thereon to the applicable redemption date.

MANDATORY REDEMPTION

  Except as set forth below with respect to Asset Sale Proceeds and Change of Control, the Company will not be required to make mandatory redemption payments or sinking fund payments with respect to the New Senior Notes.

NOTICE AND SELECTION

  If the Company elects to redeem New Senior Notes pursuant to the optional redemption provisions described above, it shall furnish to the New Indenture Trustee, at least 45 days but not more than 75 days before a redemption date, written notice setting forth (i) the redemption date, (ii) the principal amount of New Senior Notes to be redeemed and (iii) the redemption price. If less than all of the New Senior Notes are to be redeemed, the New Indenture Trustee shall select the New Senior Notes to be redeemed among the holders of New Senior Notes in compliance with the requirements of the principal national securities exchange, if any, on which the New Senior Notes are listed, or, if the New Senior Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the New Indenture Trustee considers fair and appropriate (and in such manner as complies with applicable legal and stock exchange requirements, if any), provided that no New Senior Notes of $1,000 or less shall be redeemed in part. In the event of partial redemption by lot, the particular New Senior Notes to be redeemed shall be selected, unless otherwise provided in the New Senior Note Indenture, not less than 30 nor more than 60 days prior to the redemption date by the New Indenture Trustee from the outstanding New Senior Notes not previously called for redemption.

  The New Indenture Trustee will promptly notify the Company in writing of the New Senior Notes selected for redemption and, in the case of any New Senior Note selected for partial redemption, the principal amount thereof to be redeemed. New Senior Notes and portions of them selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the New Senior Notes of a holder are to be redeemed, the entire outstanding amount of New Senior Notes held by such holder, even if not a multiple of $1,000, will be redeemed. Except as provided in the preceding sentence, provisions of the New Senior Note Indenture that apply to New Senior Notes called for redemption also apply to portions of New Senior Notes called for redemption.

GUARANTEE

  The due, punctual and full payment of the principal of and interest on the New Senior Notes will be jointly, severally and unconditionally guaranteed by the Subsidiaries of the Company. Each of the Guarantors will execute the New Senior Note Indenture and the guarantee to be endorsed on each New Senior Note.

  The Company currently has five Subsidiaries: MRT West, Inc., MRT Creekside, Inc., MRT Newark, Inc., MRT Santa Monica, Inc., and 150 Rittenhouse Circle, Inc. Each of the Subsidiaries is a single-asset entity created solely for the purpose of holding title to a specific property while insulating the Company from liabilities associated with the ownership of or investment in such property. As of March 31, 1995, the aggregate net book value of the Subsidiaries represented 2.6% of the aggregate net book value of the Company on a consolidated basis.

ASSET SALE PROCEEDS

  If at any time the aggregate amount of Asset Sale Proceeds and the net cash proceeds of Indebtedness incurred pursuant to the New Senior Note Indenture that have not been applied in accordance with this provision (exclusive of any Asset Sale Proceeds or net cash proceeds which remain after the completion of any prior Asset Sale Offer) exceeds $10 million, the Company will make an offer to all holders of New Senior Notes (an "Asset Sale Offer") to purchase the maximum principal amount of New Senior Notes that, together with accrued and unpaid interest thereon, may be purchased with 80% of any such Asset Sale Proceeds or 100% of the net cash proceeds of such Indebtedness, at an offer price in cash in an amount equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, to the date fixed for the closing of such offer, in accordance with the procedures specified in the New Senior Note Indenture and summarized in the remainder of this section "Asset Sale Proceeds."

  The Asset Sale Offer will remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Company will purchase the maximum principal amount of New Senior Notes that may be purchased with 80% of such Asset Sale Proceeds or 100% of the net cash proceeds of such Indebtedness (the "Offer Amount"), or, if less than the Offer Amount has been tendered, all New Senior Notes tendered in response to the Asset Sale Offer.

  If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued interest will be paid to the person in whose name a New Senior Note is registered at the close of business on such record date, and no additional interest will be payable to holders who tender New Senior Notes pursuant to the Asset Sale Offer.

  Upon the commencement of any Asset Sale Offer the Company will send, by first class mail, a notice to the New Indenture Trustee and each of the holders of the New Senior Notes, with a copy to the New Indenture Trustee. The notice will contain all instructions and materials necessary to enable such holders to tender New Senior Notes pursuant to the Asset Sale Offer. The notice, which will govern the terms of the Asset Sale Offer will state: (1) that such Asset Sale Offer is being made pursuant to this provision and that the length of time such Asset Sale Offer will remain open; (2) the Offer Amount, the purchase price and the Purchase Date; (3) that any New Senior Note not tendered or accepted for payment will continue to accrue interest in accordance with its terms; (4) that any New Senior Note accepted for payment pursuant to such Asset Sale Offer will cease to accrue interest after the Purchase Date; (5) that holders electing to have a New Senior Note purchased pursuant to such Asset Sale Offer will be required to surrender the New Senior Note at least three Business Days before the Purchase Date with the form entitled "Option of Holder to Elect Purchase" on the reverse of the New Senior Note completed, to the Company, a depositary, if appointed by the Company, or a paying agent at the address specified in the notice; (6) that holders of New Senior Notes will be entitled to withdraw their election if the Company, depositary or paying agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the holder of New Senior Notes, the principal amount of the New Senior Note the holder delivered for purchase and a statement that such holder is withdrawing his or her election to have the New Senior Note purchased; (7) that, if the aggregate principal amount of New Senior Notes surrendered by holders thereof exceeds the Offer Amount, the Company will select the New Senior Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only New Senior Notes in denominations of $1,000, or integral multiples thereof, will be purchased); and
(8) that holders whose New Senior Notes were purchased only in part will be issued new New Senior Notes equal in principal amount to the unpurchased portion of the New Senior Notes surrendered.

  Any holder of New Senior Notes may at any time elect to deliver to the New Indenture Trustee written instructions (each a "Standing Instruction") stating that such holder desires to participate in any Asset Sale Offer by tendering the maximum permitted number of such holder's New Senior Notes for repurchase in such Asset Sale Offer. Upon receipt of such Standing Instruction, the New Indenture Trustee will deem the maximum permitted number of such holder's New Senior Notes tendered upon the commencement of any Asset Sale Offer. The issuing holder of New Senior Notes may withdraw such Standing Instruction at any time prior to the expiration of an Offer Period by so notifying the New Indenture Trustee in writing. Each holder of New Senior Notes electing not to deliver a Standing Instruction must respond to the notice of any Asset Sale Offer, as set forth above, prior to the termination of the Offer Period if such holder wishes to participate in an Asset Sale Offer.

  On or before the Purchase Date, the Company will, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of New Senior Notes or portions thereof tendered pursuant to the Asset Sale Offer, or, if less than the Offer Amount has been tendered, all New Senior Notes, and deliver to the New Indenture Trustee an Officers' Certificate stating that such New Senior Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this provision. The Company, depositary or paying agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver (or wire, if requested by a holder of New Senior Notes in advance) to each tendering holder of New Senior Notes an amount equal to the purchase price of the New Senior Note tendered by such holder and accepted by the Company for purchase, and the Company will promptly issue a new New Senior Note, and the New Indenture Trustee will authenticate and mail or deliver such new New Senior Note to such holder equal in principal amount to any unpurchased portion of the New Senior Note surrendered. Any New Senior Note not so accepted shall be promptly mailed or delivered by the Company to the holder thereof. The Company will publicly announce the results of the Asset Sale Offer on the Purchase Date. In the event that the aggregate amount of Asset Sale Proceeds or net cash proceeds of

Indebtedness incurred pursuant to the New Senior Note Indenture exceeds the aggregate principal amount of New Senior Notes surrendered by holders thereof pursuant to such Asset Sale Offer, the Company may use the remaining Asset Sale Proceeds or net cash proceeds of such Indebtedness in accordance with the terms of the New Senior Note Indenture. If the aggregate principal amount of New Senior Notes surrendered by holders thereof exceeds the amount of Asset Sale Proceeds or net cash proceeds of Indebtedness incurred pursuant to the New Senior Note Indenture, the New Indenture Trustee will select the New Senior Notes to be purchased on a pro rata basis. Upon completion of any Asset Sale Offer, the amount of Asset Sale Proceeds or net cash proceeds of such Indebtedness will be deemed to be reset at zero.

  Other than as specifically provided in this provision, any purchase pursuant to this provision will be made pursuant to the provisions of the New Senior
Note Indenture relating to redemptions in general.

  Whenever any Asset Sale Proceeds or net cash proceeds of Indebtedness incurred pursuant to the New Senior Note Indenture are received by the Company, such Asset Sale Proceeds or net cash proceeds of Indebtedness will be set aside in the Asset Sale Account pending allocation of such Asset Sale Proceeds or net cash proceeds of Indebtedness incurred pursuant to the provisions of the New Senior Note Indenture.

  All cash Asset Sale Proceeds shall be deposited in the Asset Sales Account immediately upon receipt by the Company or any Subsidiary or their agent. All non-cash Asset Sale Proceeds shall be delivered immediately to the New Collateral Agent upon receipt by the Company or any Subsidiary or their agent and shall be pledged to the New Collateral Agent for the ratable benefit of the holders of New Senior Notes to secure the obligations of the Company under the New Senior Note Indenture and the New Senior Notes pursuant to a pledge agreement in form and substance satisfactory to the New Indenture Trustee. When the aggregate amount of Asset Sale Proceeds and net cash proceeds from Indebtedness incurred pursuant to the New Senior Note Indenture exceeds $10 million, the Company will be required to apply all such Asset Sale Proceeds and net cash proceeds to an Asset Sale Offer in accordance with the procedures set forth above in this section "Asset Sale Proceeds." The cash Asset Sale Proceeds shall be distributed to the holders of New Senior Notes also in accordance with the procedures set forth above. Any cash Asset Sale Proceeds not so distributed to holders of New Senior Notes will be returned to the Company.

CHANGE OF CONTROL

  Unless waived by the Required Holders, upon the occurrence of a Change of Control, the Company will make an offer (the "Change of Control Offer") to each holder of New Senior Notes to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such holder's New Senior Notes at a purchase price equal to 100% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Payment"). Within 45 days following any Change of Control, the Company will mail a notice to the New Indenture Trustee and each holder of New Senior Notes stating: (1) that the Change of Control Offer is being made pursuant to this provision and that all New Senior Notes tendered will be accepted for payment;
(2) the purchase price and the purchase date, which shall be no earlier than 30 days nor later than 45 days from the date such notice is mailed (the "Change of Control Payment Date"); (3) that any New Senior Note not tendered shall continue to accrue interest in accordance with its terms; (4) that, unless the Company defaults in the payment of the Change of Control Payment, all New Senior Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date; (5) that holders of New Senior Notes electing to have any New Senior Notes purchased pursuant to a Change of Control Offer will be required to surrender the New Senior Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the New Senior Notes completed, to the paying agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date; (6) that holders of New Senior Notes will be entitled to withdraw their election if the paying agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the holder of New Senior Notes, the principal amount of New

Senior Notes delivered for purchase, and a statement that such holder is withdrawing his election to have such New Senior Notes purchased; and (7) that holders of New Senior Notes whose New Senior Notes are being purchased only in part will be issued new New Senior Notes equal in principal amount to the unpurchased portion of the New Senior Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof. The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable to the repurchase of the New Senior Notes in connection with a Change of Control.

  On the Change of Control Payment Date, the Company will, to the extent lawful, (1) accept for payment New Senior Notes or portions thereof tendered pursuant to the Change of Control Offer, (2) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all New Senior Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the New Indenture Trustee the New Senior Notes so accepted together, with an Officers' Certificate stating the New Senior Notes or portions thereof tendered to the Company. The paying agent shall promptly mail to each holder of New Senior Notes such accepted payment in an amount equal to the purchase price for such New Senior Notes, and the New Indenture Trustee shall promptly authenticate and mail to each holder a new New Senior Note equal in principal amount to any unpurchased portion of the New Senior Notes surrendered, if any; provided, however, that each such new New Senior Note shall be in a principal amount of $1,000 or an integral multiple thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

  The New Indenture Trustee shall be under no obligation to ascertain the occurrence of a Change in Control or to give notice with respect thereto other than upon receipt of the written notice of Change in Control from the Company. The New Indenture Trustee may conclusively assume, in the absence of a written notice to the contrary from the Company or any holder of New Senior Notes, that no Change in Control has occurred. Except as described above with respect to a Change of Control, the Company will not be required to repurchase or redeem the New Senior Notes from the holders of the New Senior Notes in the event of a takeover, recapitalization or similar transaction.

CERTAIN COVENANTS OF THE COMPANY

  The following is a summary of certain of the covenants contained in the New Senior Note Indenture:

  Limitation on Investments. The Company will not be permitted to, nor will it be permitted to allow any Subsidiary to, directly or indirectly, make any Investment from and after the Effective Date except: (1) Investments which constitute leasing commissions and tenant improvements, related to the ownership and maintenance of a parcel or parcels of Real Estate in an amount not to exceed by more than 10% the amount of such commissions or improvements set forth in a budget approved by the Board of Trustees of the Company (as the same may be amended from time to time with the consent of the Board of Trustees of the Company); (2) with any Asset Sale Proceeds that are not applied to the then outstanding New Senior Notes in accordance with the "Asset Sale Proceeds" provision above, new loans to non-Affiliates or new equity Investments, in each case approved by the Board of Trustees of the Company; (3) Investments approved by the Board of Trustees of the Company of Available Cash in Cash Equivalents;
(4) Investments approved by the Board of Trustees of the Company created by the Company or any Subsidiary as a result of any sale, refinancing or disposition of assets when the Company or such Subsidiary accepts, in partial payment of an outstanding obligation, a new mortgage or equity interest in the same property; and (5) Investments approved by the Board of Trustees of the Company in Subsidiaries formed or maintained pursuant to the New Senior Note Indenture; provided, however, that the stock of any such new Subsidiary is pledged to the New Collateral Agent for the ratable benefit of the holders of New Senior Notes in accordance with the New Senior Note Indenture.

  Indebtedness. The Company will not be permitted to, directly or indirectly, and will not directly or indirectly, permit any Subsidiary to incur, create, assume or suffer to exist any Indebtedness except:

(1) Indebtedness represented by the New Senior Notes; (2) Contingent Obligations constituting endorsements for collection or deposit in the ordinary course of business; (3) current liabilities in respect of taxes, assessments and governmental charges or levies incurred, or claims for labor, materials, inventory, services, supplies and rentals incurred, or for goods or services purchased, in the ordinary course of business consistent with the past practice of the Company or such Subsidiary; (4) Indebtedness arising under any performance bond reimbursement obligation entered into in the ordinary course of business of the Company or such Subsidiary consistent with the past practice of the Company or such Subsidiary; (5) unimpaired indemnification claims under the Amended and Restated Declaration of Trust of the Company; (6) Indebtedness arising in connection with Subsidiaries formed or maintained pursuant to the New Senior Note Indenture; (7) the First Lien Debt; (8) Indebtedness incurred to finance the purchase price of property; provided, however, that such Indebtedness shall be non-recourse to the Company or such Subsidiary; and (9) additional secured Indebtedness of the Company; provided, however, that (i) 100% of the net cash proceeds of such Indebtedness, after deducting all expenses related thereto, shall be applied to the repayment of the New Senior Notes in accordance with the "Asset Sale Proceeds" provision above, and (ii) the interest rate payable in respect of such Indebtedness shall be lower than the interest rate then payable in respect of the New Senior Notes; and, provided, further, that if such interest rate is not a fixed rate of interest, the Company shall have entered into an interest rate agreement or other contractual arrangement concurrently with the incurrence of such Indebtedness the economic effect of which shall be that such floating interest rate over the life of such Indebtedness shall be lower than the interest rate then payable in respect of the Notes.

  Restricted Payments. The Company will not be permitted to (1) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of or in respect of any of its Common Shares or any Preferred Stock which may be issued by the Company, other than such declaration and making of dividend payments that the Company deems necessary to preserve its status as a REIT, unless the Consolidated Net Worth of the Company at the time of such payment and after giving effect thereto is at least $50 million; provided, however, that the Company shall in no event declare or make any such dividend payment or other distribution if a Default or Event of Default has occurred and is continuing under the New Senior Note Indenture, or (2) purchase, redeem or otherwise acquire for value its Common Shares or any Preferred Stock which may be issued by the Company, whether outstanding on the Effective Date or thereafter issued and outstanding, unless the Consolidated Net Worth of the Company at the time of such purchase, redemption or other acquisition and after giving effect thereto is at least $50 million; provided, however, that the Company shall in no event make any such purchase, redemption or other acquisition if a Default or Event of Default has occurred and is continuing.

  Transactions with Affiliate. The Company will not be permitted to, nor will it be permitted to allow any Subsidiary to: (1) make any Investment in an Affiliate; (2) transfer, sell, lease, assign or otherwise dispose of any assets to any such Affiliate; (3) merge into or consolidate with or purchase or acquire assets from any Affiliate; (4) repay any Indebtedness to any Affiliate (except under existing retirement or deferred compensation plans); or (5) enter into any other transaction directly or indirectly with or for the benefit of any such Affiliate (including, without limitation, guaranties and assumptions of obligations of any such Affiliate) except for (i) transactions in the ordinary course of business on a basis no less favorable to the Company or such Subsidiary as would be obtained in a comparable arm's length transaction with a person which is not an Affiliate, (ii) compensation to trustees commensurate with current compensation levels, (iii) salaries and other employee compensation and benefits to officers of the Company or such Subsidiary commensurate with the compensation levels in effect as of the date of the New Senior Note Indenture as may reasonably be adjusted over time but in no event to exceed 10% annually in the aggregate, (iv) any transaction required or otherwise permitted by the Prepackaged Plan or the New Senior Note Indenture, and (v) transactions with respect to Subsidiaries pursuant to the New Senior Note Indenture.

COLLATERAL AND SECURITY

  The New Senior Notes will be secured by a first priority Lien in and on all of the Collateral, in favor of the New Collateral Agent for the benefit of the New Indenture Trustee, the New Collateral Agent and the holders of New Senior Notes, (i) superior to and prior to the rights of all third persons other than those holding the First Lien Debt, and (ii) subject to no Liens other than the Liens permitted under the New Senior Note Indenture. The Collateral will consist of all of the Company's assets, including, without limitation, all personal property and real property, tangible or intangible, and all rents, issues, profits and proceeds thereof held by the Company or any Subsidiary. The security interests will be granted by the Company and the Subsidiaries pursuant to the New Collateral Documents.

  Release of Collateral. Subject to the certain conditions set forth in the Senior Note Indenture, Collateral which is sold, conveyed or disposed of in compliance with the provisions of the New Senior Note Indenture may be released (from the Lien and security interest created by the New Collateral Documents) from time to time in accordance with the provisions of the New Collateral Documents.

  No Collateral will be released from the Lien and security interest created by the New Collateral Documents unless the Company has made an Asset Sale Offer in accordance with the New Senior Note Indenture. Notwithstanding any of the terms of the New Senior Note Indenture or of any of the New Collateral Documents, at any time when an Event of Default will have occurred and be continuing and the maturity of the New Senior Notes shall have been accelerated (whether by declaration or otherwise), the New Collateral Agent will not, without the consent of the Required Holders, release any Collateral pursuant to the provisions of the New Senior Note Indenture or any of the New Collateral Documents.

AMENDMENT, SUPPLEMENT AND WAIVER

  The Company and the Trustee, as applicable, may amend or supplement the New Senior Note Indenture, the New Senior Notes or any amended or supplemental New Senior Note Indenture with the written consent of the Required Holders (including consents obtained in connection with a tender offer or exchange offer for the New Senior Notes) and any existing Default or Event of Default and its consequences or compliance with any provision of the New Senior Note Indenture or the New Senior Notes may be waived with the consent of the Required Holders (including consents obtained in connection with a tender offer or exchange offer for the New Senior Notes); provided that, without the consent of each holder of a New Senior Note affected, an amendment or waiver may not (with respect to any New Senior Notes held by a nonconsenting holder of New Senior Notes) reduce the principal amount of New Senior Notes whose holders must consent to an amendment, supplement or waiver, reduce the principal of or change the fixed maturity of any New Senior Note or reduce the redemption price of the New Senior Notes, reduce the rate of or change the time for payment of interest on any New Senior Note, waive a Default or Event of Default in the payment of principal of or interest on the New Senior Notes (except a rescission of acceleration of the New Senior Notes by the Required Holders and a waiver of the payment default that resulted from such acceleration), make any New Senior Note payable in money other than that stated in the New Senior Notes, make any change in the provisions of the New Senior Note Indenture relating to waivers of past Defaults or the rights of holders of New Senior Notes to receive payments of principal of or interest on the New Senior Notes, directly or indirectly release Liens on all or substantially all of the Collateral except in connection with a merger, consolidation or disposition of assets permitted under the New Senior Note Indenture, make any change in the foregoing amendment and waiver provision, or waive a redemption payment with respect to any New Senior Note. Without the consent of any holder of New Senior Notes, the Company and the New Indenture Trustee, as applicable, may amend or supplement the New Senior Note Indenture and the New Senior Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated New Senior Notes in addition to or in place of certificated New Senior Notes, to provide for (i) the assumption of the Company's obligations to the holders of the New Senior Notes in the case of a merger or consolidation pursuant to the New Senior Note Indenture and (ii) certain amendments to the New Collateral Documents expressly called for therein pursuant to the New Senior Note Indenture, to execute and deliver any documents necessary or appropriate to release Liens on any Collateral as permitted by the New Senior Note Indenture, to make any change that would provide any additional rights or benefits to the holders of the New Senior Notes or that does not materially adversely affect the legal rights under the New Senior Note Indenture of any holder of the New

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Senior Notes, or to comply with requirements of the Commission in order to effect or maintain the qualification of the New Senior Note Indenture under the TIA.

EVENTS OF DEFAULT

  The following events will constitute "Events of Default" under the New Senior
Note Indenture: (a) the Company fails to make any payment in respect of principal of the New Senior Notes or under the "Asset Sale Proceeds" or "Change in Control" provisions of the New Senior Note Indenture described in the appropriately captioned paragraphs above when the same becomes due and payable and such failure continues for a period of 5 business days after the due date of such payment, or the Company fails to make any payment when due of interest on the New Senior Notes and such failure continues for a period of 10 days after the due date of such payment; (b) any representation or warranty made or deemed made by the Company or any Subsidiary (or any of their officers) under this Disclosure Statement or the New Collateral Documents which proves to have been untrue or incorrect in any material respect when made or deemed made; (c) the Company (or the Company or any Subsidiary in the case of New Collateral Documents) fails to perform any term, covenant or agreement of the Company (subject in certain cases to a 30-day cure period); (d) the Company or any Subsidiary fails, after any applicable grace period, to pay any principal of or premium, if any, or interest on any of its Indebtedness in an amount exceeding $1,000,000 (excluding the New Senior Notes), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or any other event occurs or condition exists under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; (e) bankruptcy, insolvency, reorganization or other similar events with respect to the Company or any Material Subsidiary; (f) any judgment or order for the payment of money in excess of $1,000,000 is rendered against the Company or any Subsidiary, and either enforcement proceedings has been commenced by any creditor upon such judgment or order, or there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order by reason of a pending appeal or otherwise, is not in effect; and (g) except for releases of Collateral pursuant to Asset Sales effected in accordance with the New Senior
Note Indenture, the New Senior Note Indenture or the New Collateral Documents, for any reason, cease to create a valid Lien on Collateral having a value of $1,000,000 or more purported to be covered thereby, or such Lien ceases to have the priority Lien status initially granted and be a perfected Lien as to collateral having a value of $1,000,000 or more.

  If an Event of Default occurs and is continuing, the New Indenture Trustee by notice to the Company may, or upon written notice from the Required Holders will, or the Required Holders by written notice to the Company and the New Indenture Trustee may, declare all the New Senior Notes to be due and payable immediately. Upon such declaration, the principal of, premium, if any, and interest on the New Senior Notes shall be due and payable immediately. If an Event of Default arising from bankruptcy, insolvency, reorganization or similar events occurs with respect to the Company or any Material Subsidiary, such an amount will ipso facto become and be immediately due and payable without any declaration or other act on the part of the New Indenture Trustee or any holder of New Senior Notes. The Required Holders by written notice to the New Indenture Trustee may on behalf of all of the holders of New Senior Notes rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived. If an Event of Default occurs and is continuing, the New Indenture Trustee and/or the New Collateral Agent, as applicable, may pursue any available remedy (under the New Senior
Note Indenture, the New Collateral Documents or otherwise) to collect the payment of principal and interest on the New Senior Notes or to enforce the performance of any provision of the New Senior Notes, the New Senior Note Indenture or the New Collateral Documents.

  A holder of a New Senior Note may pursue a remedy with respect to the New Senior Note Indenture or such New Senior Note only if: (i) the holder of a New Senior Note gives to the New Indenture Trustee and

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


the New Collateral Agent written notice of a continuing Event of Default, (ii) the Required Holders make a written request to the New Indenture Trustee and the New Collateral Agent to pursue the remedy, (iii) such holder of a New Senior Note or holders of New Senior Notes offer and, if requested, provide to the New Indenture Trustee and the New Collateral Agent indemnity satisfactory to the New Indenture Trustee and the New Collateral Agent against any loss, liability or expense, (iv) the New Indenture Trustee and the New Collateral Agent do not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity, and (v) during such 60-day period the Required Holders do not give the New Indenture Trustee and the New Collateral Agent a direction inconsistent with the request. Notwithstanding any other provision of the Senior Note Indenture, the right of any holder of a New Senior Note to receive payment of principal and interest on such New Senior Note, on or after the respective due dates expressed in such New Senior Note, or to bring suit for the enforcement of any such payment on or after such respective dates, will not be impaired or affected without the consent of the holder of New Senior Notes, except that no holder of New Senior Notes will have the right to institute any such suit if and to the extent that the institution or prosecution thereof or the entry of judgment therein would under applicable law result in the surrender, impairment, waiver or loss of the Liens pursuant to the New Collateral Documents upon any property subject to such Liens.

  The Required Holders may direct the time, method and place of conducting any proceeding for any exercising remedy available to the New Indenture Trustee and/or the New Collateral Agent or exercising any trust or power conferred on it or them. However, the New Indenture Trustee and/or the New Collateral Agent may refuse to follow any such direction that conflicts with the law, the New Senior Note Indenture or the New Collateral Documents, that the New Indenture Trustee and/or the New Collateral Agent determines may be unduly prejudicial to the rights of other holders of New Senior Notes or that may involve the New Indenture Trustee and/or the New Collateral Agent in personal liability. Before proceeding to exercise any rights or powers under the New Senior Indenture or the New Collateral Documents at the request or direction of any of the holders of New Senior Notes, the New Indenture Trustee and the New Collateral Agent will be entitled to receive from the holders of New Senior Notes reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with any such direction.

SUCCESSOR COMPANY

  The Company may not consolidate or merge with or into (whether or not the Company is the surviving entity), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, another person unless (i) the Company is the surviving entity, or the person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia, (ii) the person formed by or surviving any such consolidation or merger (if other than the Company), or the person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made, assumes, pursuant to a supplemental indenture and appropriate collateral documents in forms reasonably satisfactory to the New Indenture Trustee, all of the obligations of the Company under the New Senior Notes and the New Senior Note Indenture and all the obligations of the Company under the New Collateral Documents, (iii) immediately before and immediately after giving effect to such transaction no Default or Event of Default exists, and (iv) the Company or the person formed by or surviving any such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made after giving pro forma effect thereto as of the end of the most recently completed fiscal quarter, shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction.

DEFEASANCE

  The Company may, at the option of its Board of Trustees evidenced by a resolution set forth in an Officers' Certificate, at any time, with respect to the New Senior Notes, elect to have the defeasance section

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

of the New Senior Note Indenture be applied to all outstanding New Senior Notes upon compliance with the conditions set forth in the defeasance article of the New Senior Note Indenture. Upon the Company's exercise of this option the Company will be deemed to have been discharged from its obligations with respect to all outstanding New Senior Notes on the date the conditions set forth in the New Senior Note Indenture are satisfied (hereinafter "Defeasance"). For this purpose, such Defeasance means that the Company will be deemed to have paid and discharged the entire Indebtedness represented by the outstanding New Senior Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of the sections of the New Senior Note Indenture so specified to in the defeasance article of the New Senior Note Indenture, and to have satisfied all its other obligations under such New Senior Notes and the New Senior Note Indenture (and the trustee, on demand of and at the expense of the Company, will execute proper instruments acknowledging the same), except for the following which will survive until otherwise terminated or discharged hereunder: (a) the rights of holders of outstanding New Senior Notes to receive solely from the trust fund described in the New Senior Note Indenture, as more fully set forth in such defeasance article, payments in respect of the principal of and interest on such New Senior Notes when such payments are due, (b) the Company's obligations with respect to such New Senior Notes under certain sections of the New Senior Note Indenture, (c) the rights, powers, trusts, duties and immunities of the trustee described in the New Senior Note Indenture and the Company's obligations in connection therewith, and (d) the defeasance article of the New Senior Note Indenture.

  The following will be the conditions to the application of Defeasance: (a) the Company will irrevocably have deposited or caused to be deposited with the New Indenture Trustee (or another New Indenture Trustee satisfying the requirements of the New Senior Note Indenture who will agree to comply with the provisions of the defeasance article of the New Senior Note Indenture applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of such New Senior Notes, (i) cash in an amount or (ii) non-callable Governmental Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment under the New Senior Notes, cash in an amount, or (iii) a combination thereof, in such amounts, as will be sufficient to pay and discharge and which will be applied by the New Indenture Trustee (or other qualifying New Indenture Trustee) to pay and discharge (A) the principal of and interest on the outstanding New Senior Notes on the stated maturity or on the applicable redemption date, as the case may be, of such principal or interest to maturity and (B) any mandatory sinking fund payments or analogous payments applicable to the outstanding New Senior Notes on the day on which such payments are due and payable in accordance with the terms of the New Senior Note Indenture and of such New Senior Notes; provided that the New Indenture Trustee will have been irrevocably instructed to apply such money or the proceeds of such non-callable Governmental Securities to said payments with respect to the New Senior Notes;
(b) no Default or Event of Default with respect to the New Senior Notes will have occurred and be continuing on the date of such deposit; (c) such Defeasance will not result in a breach or violation of, or constitute a default under, the New Senior Note Indenture or any other agreement or instrument to which the Company is a party or by which the Company is bound; (d) the Company will have delivered to the New Indenture Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election under the New Senior Note Indenture was not made by the Company with the intent of preferring the holders over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; (e) the Company will have delivered to the New Indenture Trustee an Officers' Certificate and an opinion of counsel, each stating that all conditions precedent provided for relating to the Defeasance under the New Senior Note Indenture have been complied with; (f) the Company will have delivered to the New Indenture Trustee an opinion of counsel reasonably acceptable to the New Indenture Trustee confirming that (i) the Company has received from or there has been published by, the Internal Revenue Service a ruling or (ii) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the outstanding New Senior Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as

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

would have been the case if such Defeasance had not occurred; and (g) the Company will have delivered to the New Indenture Trustee an opinion of counsel to the effect that such deposit would not constitute a preference as defined in
Section 547 of the Bankruptcy Code, and the trust funds would not constitute property included within the estate of the debtor.

THE NEW INDENTURE TRUSTEE AND NEW COLLATERAL AGENT

  The New Indenture Trustee will also be the corporate collateral agent under the Security Agreement. The New Indenture Trustee may be removed as trustee under the New Senior Note Indenture by the Required Holders and may be removed as collateral agent under the Security Agreement by the Required Holders.

CERTAIN DEFINITIONS

  Set forth below are certain terms to be contained in the New Senior Note Indenture, modified where appropriate to use terms as defined elsewhere in this Disclosure Statement.

  "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and includes each officer, director, trustee or general partner of such person, and each owner of 5% or more of any class of voting stock or interests of such person. For purposes of this definition, "control" when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

  "Asset Sale" means any sale or other disposition, or series of sales or other dispositions, made on or after the Effective Date by the Company or any Subsidiary to any person of any Collateral. For the purposes hereof, any prepayment or payment at maturity of an Underlying Promissory Note shall be deemed to be an "Asset Sale."

  "Asset Sale Account" means that trust account (account no. 28666) maintained at Wilmington Trust Company in the name of the New Collateral Agent, under the sole dominion and control of the New Collateral Agent, and administered pursuant to the New Collateral Documents.

  "Asset Sale Proceeds" means payments in cash or other property (including securities) received by the Company or any Subsidiary (including, without limitation, any cash payments received by way of deferred payment of principal pursuant to a note or receivable or otherwise, but only as and when received) from any Asset Sale (after repayment of any indebtedness required to be paid by reason of such Asset Sale), in each case net of the amount of (a) reasonable brokers' and advisors' fees and commissions actually paid other than to an Affiliate of the Company, (b) all foreign, federal, state and local taxes actually payable by the Company as a direct consequence of such Asset Sale, (c) the reasonable fees and expenses attributable to such Asset Sale, to the extent not included in clause (a) above, except to the extent paid to any Affiliate of the Company, and (d) any proportionate share of the proceeds required to be paid to any person owing a beneficial interest in the property or assets sold pursuant to such Asset Sale.

  "Assignments of Leases" means each Assignment of Lease, made by the Company or a Subsidiary, executed prior to the execution of the New Senior Notes Indenture, concurrently with the execution of the New Senior Notes Indenture or thereafter in favor of the New Collateral Agent on behalf of the New Indenture Trustee, the New Collateral Agent and the holders of New Senior Notes, assigning a Lease, as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced in accordance with the terms thereof.

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

  "Available Cash" means, as at any date of determination, all cash and Cash Equivalents held by the Company, any Subsidiary or the New Indenture Trustee, including, without limitation, cash and Cash Equivalents held in the Asset Sale Account.

  "Business Day" means any day other than a Legal Holiday.

  "Capital Expenditures" means, for any person for any period, the aggregate of all expenditures by such person and its consolidated Subsidiaries, except interest capitalized during construction, during such period for property, plant or equipment, including, without limitation, renewals, improvements, replacements and capitalized repairs, that would be reflected as additions to property, plant or equipment on a consolidated balance sheet of such person and its Subsidiaries prepared in accordance with GAAP and includes, without limitation, payments, other than those attributable to interest, on capitalized leases and other indebtedness incurred to finance such property, plant and equipment. For the purpose of this definition, the purchase price of equipment which is acquired simultaneously with the trade-in of existing equipment owned by such person or any of its Subsidiaries or with insurance proceeds, shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment being traded in at such time or the amount of such proceeds, as the case may be.

  "Cash Equivalents" means, collectively, (i) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (ii) certificates of deposit, overnight bank deposits and banker acceptances of any commercial bank (including Wilmington Trust Company) having combined capital and surplus of at least $200,000,000, a short term deposit rating of A1/P1 or better and organized under the laws of the United States of America having maturities of 90 days or less from the date of acquisition and (iii) commercial paper with maturities of 90 days or less having a rating of A1/P1 or better.

  "Change of Control" means (i) the sale of all or substantially all of the Company's and the Subsidiaries' assets (taken as a whole), in one or in a series of transactions, to any "person" or "group" (as such terms are used in or defined in Section 13(d)(3) of the Exchange Act), (ii) an event or series of events (whether a stock purchase, merger, consolidation or other business combination or otherwise) by which any person or group (other than the holders of New Senior Notes existing on the date hereof, including any person becoming a holder of New Senior Notes prior to the Effective Date and who is a holder of New Senior Notes on the Effective Date) is or becomes the "Beneficial Owner" (as defined under Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing after the happening of a contingency) having the right to vote in the election of trustees or (iii) after the date of first issuance of New Senior Notes, the replacement of a majority of the Board of Trustees of the Company over a two-year period from the trustees who constituted the Board of Trustees at the beginning of such period other than by (a) trustees whose nomination for election by the equityholders of the Company was approved by such Board of Trustees, (b) trustees elected by such Board of Trustees or (c) trustees nominated or elected by trustees approved as set forth in (a) or (b) above.

  "Collateral" means all the assets of the Company defined as "Collateral" in the New Collateral Documents.

  "Collateral Assignment of Leases" means each Collateral Assignment of Lease made by the Company or a Subsidiary, executed prior to the execution of the New Senior Note Indenture, concurrently with the execution of the New Senior Note Indenture or thereafter in favor of the New Collateral Agent on behalf of the New Indenture Trustee, the New Collateral Agent and the holders of New Senior Notes, assigning the related underlying assignment of lease, as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced in accordance with the terms thereof.

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

  "Collateral Assignments of Mortgages" means each Collateral Assignment of Mortgage or Collateral Assignment of Deed of Trust made by the Company or a Subsidiary, executed prior to the execution of the New Senior Note Indenture, concurrently with the execution of the New Senior Note Indenture or thereafter in favor of the New Collateral Agent on behalf of the New Indenture Trustee, the New Collateral Agent and the holders of New Senior Notes, assigning the Underlying Mortgages, as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced in accordance with the terms thereof.

  "Consolidated Net Worth" means, with respect to any person, the sum of (i) the consolidated equity of the common equityholders of such person and its consolidated Subsidiaries plus (ii) the respective amounts reported on such person's most recent balance sheet with respect to any series of preferred equity that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such person upon issuance of such preferred equity, after eliminating inter-company items, including appropriate deductions for any minority interest in such person's Subsidiaries, less (x) all write-ups (other than write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the Issue Date in the book value of any assets owned by such person or a consolidated Subsidiary of such person and (y) all unamortized debt discount and expense and unamortized deferred charges, all of the foregoing determined in accordance with GAAP.

  "Contingent Obligation" means with reference to any person, any direct or indirect liability, contingent or otherwise, of such person with respect to any Indebtedness or contractual obligation of another person, if the purpose or intent of such person in incurring the Contingent Obligation is to provide assurance to the obligee of such Indebtedness or contractual obligation that such Indebtedness or contractual obligation will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Indebtedness or contractual obligation will be protected (in whole or in part) against loss in respect thereof.

  "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

  "First Lien Debt" means indebtedness of Paseo Padre Associates, a California partnership, 100% owned by the Company and its subsidiaries under the Imperial Bank Loan Agreement in an aggregate principal amount at any time outstanding not to exceed $18.1 million (plus interest, fees, costs and expenses).

  "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other person as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

  "Guarantor" means each of the Subsidiaries of the Company listed as guarantors in the New Senior Note Indenture or any other guarantor of the obligations under the New Senior Note Indenture.

  "Governmental Securities" means direct obligations of, or obligations guaranteed by, the United States of America, to the payment of which the full faith and credit of the United States is pledged.

  "Indebtedness" means with reference to any person (a) all indebtedness of such person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letter of credit and bankers' acceptances, whether or not matured) or for the deferred purchase price of property or services (other than normal trade accounts payable incurred in the ordinary course of business), (b) all obligations of such person evidenced by notes, bonds, debentures or similar instruments, (c) all indebtedness of such person created or arising under any conditional sale or other title retention agreement

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

with respect to property acquired by such person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all capitalized lease obligations of such person, (e) all Contingent Obligations of such person, (f) all obligations of such person under interest rate contracts, (g) all indebtedness of the type referred to in clause (a), (b), (c), (d), (e) or
(f) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien against property or an interest in property owned by such person, even though such person has not assumed or become liable for the payment of such indebtedness, and (h) in the case of the Company, the New Senior Notes.

  "Investment" means any advance, loan, extension of credit or capital contribution to, or purchase of any stocks, bonds, notes, debentures or other securities of, or interests in, any person, any purchase of any interest in Real Estate (other than by foreclosure, deed in lieu of foreclosure or other method of realizing on security) or any commitment or other obligation, whether contingent or absolute, to do any of the foregoing, which commitment or other obligation does not constitute a Contingent Obligation and any Capital Expenditures.

  "Lease" means each underlying lease of Real Estate.

  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York, Los Angeles, California, Philadelphia, Pennsylvania, Wilmington, Delaware or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangements, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capitalized lease obligation, any financing lease having substantially the same economic effect as any of the foregoing, the filing, under the Uniform Commercial Code or comparable law of any jurisdiction, of any financing statement naming the owner of the assets to which such Lien relates as debtor, and any agreement to grant a Lien.

  "Material Subsidiary" means each Subsidiary of the Company that, as at any time, has at such time capital equal to more than 10% of the Consolidated Net Worth of the Company.

  "Mortgages" means each Mortgage, Security Agreement and Financing Statement or Deed of Trust, Security Agreement and Financing Statement and each Amendment to Mortgage, Security Agreement and Financing Statement or Amendment to Deed of Trust, Security Agreement and Financing Statement, in each case made by the Company or a Subsidiary, executed concurrently with the execution of the New Senior Note Indenture or thereafter in favor of the New Collateral Agent on behalf of the New Indenture Trustee, the New Collateral Agent and the holders of New Senior Notes, encumbering the Real Estate, as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced in accordance with the terms thereof.

  "New Collateral Documents" mean the Security Agreement, the Pledge Agreement, the Mortgages, the Assignments of Leases, the Collateral Assignments of Mortgages and the Collateral Assignment of Leases, and, with respect to any of the foregoing that may have been granted prior to the date hereof, amendments or restatements of such documents, together with all related filings, assignments, instruments, mortgages and other papers entered into or delivered in connection with any of the foregoing, as such agreements, filings, assignments, instruments, mortgages or papers or documents may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

  "Officers' Certificate" means a certificate signed on behalf of the Issuer by two Officers of the Issuer, one of whom must be the President or the Executive Vice President, and the other must be the Treasurer, an

Assistant Treasurer, the Controller, the Secretary, an Assistant Secretary, a Senior Vice President or a Vice President of the Issuer.

  "Pledge Agreement" means that certain Pledge Agreement, dated as of the date of the New Senior Note Indenture, made by the Company, executed concurrently with the execution of the New Senior Note Indenture, in favor of the Collateral Agent on behalf of the New Indenture Trustee, the New Collateral Agent and the holders of New Senior Notes, as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced in accordance with the terms thereof.

  "Preferred Stock", as applied to the stock of any person, means stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such person, over shares of stock of any other class of such person.

  "Real Estate" means any interest in all plots, pieces or parcels of land owned in any capacity, whether as a joint venturer, participant, partner or otherwise, or in which the Issuer may have a security interest, or leased as at the date hereof or acquired or leased hereafter by the Issuer or any Subsidiary, including, without limitation, those listed on Schedule 1 to the New Senior Notes Indenture and described in the Mortgages, together with all of the buildings and other improvements now or hereafter erected on the Real Estate, and any fixtures appurtenant thereto.

  "Required Holders" means the holders of a majority in principal amount of the New Senior Notes outstanding on the date of determination.

  "Security Agreement" means that certain Collateral and Security Agreement, dated as of the date of the New Senior Note Indenture made by the Company and the Subsidiaries, executed concurrently with the New Senior Note Indenture or thereafter, in favor of the New Collateral Agent on behalf of the New Indenture Trustee, the New Collateral Agent and the holders of New Senior Notes, as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced in accordance with the terms thereof.

  "Subsidiary" means with respect to any person, any corporation, partnership or other business entity of which an aggregate of 50% or more of the outstanding Stock having ordinary voting power to elect a majority of the board of directors, managers, trustees or other controlling persons is, at the time, directly or indirectly, owned by such person and/or one or more Subsidiaries of such person (irrespective of whether, at the time, shares of capital stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency). Unless the context otherwise requires, as used herein "Subsidiary" shall mean a Subsidiary of the Company.

  "Underlying Loan Documents" means collectively, the Underlying Promissory Notes, the Underlying Mortgages, underlying assignments of leases and rents and any guarantees, instruments, agreements or other documents existing on the effective date of the Prepackaged Plan and executed by any person to or for the benefit of the Company or any Subsidiary in connection with any loan made by the Company or any Subsidiary to or for the benefit of such person, as the same may have been amended, modified or supplemented.

  "Underlying Mortgages" means collectively, the mortgages or deeds of trust granted by any person to or for the benefit of the Company or any Subsidiary securing an Underlying Promissory Note or other obligation of such person, as the same may have been or hereafter may be amended, modified or supplemented.

  "Underlying Promissory Notes" means the promissory notes or other instruments evidencing the Indebtedness of any person to the Company or any Subsidiary other than (a) promissory notes or other instruments constituting Cash Equivalents and (b) promissory notes or other instruments evidencing indebtedness of any person to the Company or any Subsidiary in connection with residential loans made by the Company or any Subsidiary to such person for the purpose of purchasing a condominium unit.

                          DESCRIPTION OF CAPITAL STOCK

  The Company's Declaration of Trust provides that the Company may issue up to 3,500,000 Preferred Shares and 20,000,000 Common Shares, of which 11,226,215 were outstanding as of December 31, 1994. No Preferred Shares have been issued and the voting, dividend, liquidation and other rights or preferences of Preferred Shares have not been fixed and are subject to the adoption by the Board of Trustees of a resolution or resolutions fixing any such rights or preferences. The Declaration of Trust also provides that the Company may not issue non-voting equity securities.

  Under the Prepackaged Plan, pursuant to the Amended and Restated Declaration of Trust the authorized capital stock of the Company will consist of 20,000,000 Common Shares and 3,500,000 Preferred Shares. Giving effect to the Reverse Stock Split, the issuance of New Common Shares, and other transactions contemplated by the Prepackaged Plan, the Company estimates that approximately 11,226,000 Common Shares will be outstanding as of the Effective Date.

  All Common Shares participate equally in distributions declared by the Board of Trustees and in net assets on liquidation after payments on the Preferred Shares, if any, have equal voting rights and will be fully paid and non-assessable by the Company upon issuance and sale as provided herein. The Common Shares have no preference, conversion, exchange, preemptive or cumulative voting rights. The Common Shares to be issued under the Prepackaged Plan will have the same rights and characteristics of the Outstanding Common Shares, subject to the Amended and Restated Declaration of Trust and the Reverse Stock Split.

  The Common Shares are (and, upon consummation of the Prepackaged Plan, will continue to be) transferable in the same manner as the shares of a corporation except that the Company may refuse to recognize transfer of shares and may redeem shares as hereinafter set forth.

  For the Company to qualify as a REIT under the Internal Revenue Code, it must meet certain requirements concerning the ownership of its outstanding shares of capital stock. Specifically, not more than 50% in value of its outstanding shares may be owned, either directly or under special attribution rules for this purpose under Section 544 of the Internal Revenue Code (the "Beneficial Attribution Rules"), by five or fewer individuals (as defined in the Internal Revenue Code to include certain non-natural persons) during the last half of a taxable year, and the Company must be beneficially owned (without regard to any attribution or constructive ownership rules) by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year. See "Certain Federal Income Tax Consequences--REIT Status and Taxation of Company Under the Prepackaged Plan--REIT Organizational Requirements." In addition, the Company must meet certain requirements regarding the nature of its gross income in order to qualify as a REIT. One such requirement is that at least 95% of the Company's gross income for each year must consist of rents from real property and income from certain other investments. See "Certain Federal Income Tax Consequences--REIT Status and Taxation of Company Under the Prepackaged Plan--Income Tests." Any rents received by the Company from a tenant would not qualify as good income for purposes of this 95% gross income test if the Company were to own, directly or under special constructive ownership rules for this purpose under Section 318 of the Internal Revenue Code, as modified (the "Constructive Ownership Rules"), 10% or more of the ownership interests in the tenant. Any tenant ownership interests owned, directly or under the Constructive Ownership Rules, by a person who owns, directly or under the Constructive Ownership Rules, 10% or more by value of the Company's outstanding shares would be treated as owned by the Company for purposes of this 10% tenant limitation.

  Because the Board of Trustees believe it is in the best interest of the Company to continue to qualify as a REIT, upon the Effective Date, the Amended and Restated Declaration of Trust will include provisions restricting the acquisition of capital stock of the Company (the "Stock Ownership Limit Provisions"). In particular, the Stock Ownership Limit Provisions provide that no person (other than an Existing Holder (as hereinafter defined)) may own, directly or under the Beneficial Attribution Rules, more than 5% of the value of the outstanding capital stock of the Company (the "Ownership Limit"). The Stock Ownership Limit Provisions also prohibit any transfer or other event that would (i) result in the outstanding capital stock of the Company being beneficially owned by fewer than 100 persons (determined without reference to any rules of attribution or constructive ownership), (ii) cause any person (other than an Existing Holder) to own, directly or under the Constructive Ownership Rules, more than 9.99% of the value of the outstanding stock of the Company (the "Constructive Ownership Limit") or (iii) result in the Company being "closely held" within the meaning of Section 856(h) of the Internal Revenue Code. The Stock Ownership Limit Provisions exclude from the Ownership Limit and the Constructive Ownership Limit certain major shareholders of the Company and their affiliates ("Existing Holders"), but provide that no Existing Holder may own, directly or under the Beneficial Attribution Rules, more than a specified percentage determined separately for each such holder (the holder's "Existing Holder Limit"). Except as otherwise provided below, any acquisition or transfer of the Company's capital stock (including any acquisition or transfer under the Beneficial Attribution Rules or Constructive Ownership Rules) in violation of the above limits shall be null and void and the intended transferee or owner will acquire no rights to, or economic interest in, the shares.

  Subject to certain exceptions described below, any purported transfer of or other event that would cause a violation of the Stock Ownership Limit Provisions will cause any Common Shares or other capital stock held in excess of such provision to be automatically transferred, by operation of law, to a trust for the exclusive benefit of a beneficiary or beneficiaries named by the Company (a "Share Trust") and will be designated as "Shares-in-Trust." Any transfer of capital stock to a Share Trust, and subsequent designation of such capital stock as Shares-in-Trust ("Shares-in-Trust"), will be effective as of the close of business on the business day prior to the date of the event that results in the transfer of such capital stock to a Share Trust. Shares-in-Trust will remain issued and outstanding capital stock of the Company and will be entitled to the same rights and privileges on identical terms and conditions as the capital stock so transferred. The trustee of a Share Trust, as record holder of Shares-in-Trust, will be entitled to receive all dividends and distributions declared by the Board of Trustees of the Company and will hold such dividends and distributions in trust for the benefit of the beneficiary or beneficiaries of such Share Trust. The trustee of a Share Trust will also be entitled to vote all Shares-in-Trust and will have the exclusive right to designate a transferee or transferees of any and all Shares-in-Trust (without violating the Stock Ownership Limit Provisions) who will purchase the Shares-in-Trust for valuable consideration. The Company would have the right, for a period of 90 days after the later of (i) the date the shares are designated as Shares-in-Trust, and (ii) the date the Company determines in good faith that a transfer resulting in Shares-in-Trust has occurred, to purchase any or all of the Shares-in-Trust from the trustee at the lesser of the price paid in the transaction that created Shares-in-Trust (or, in the case of a devise, gift or other non-transfer event, the market price on the date of such event) or the market price for the Shares-in-Trust on the date the Company exercises its purchase right.

  All certificates representing Common Shares will bear a legend referring to the restrictions described above. Any person who acquires or attempts to acquire capital stock of the Company in violation of the foregoing restrictions, or any person who owned shares that were transferred to a Share Trust, will be required to (i) give immediate written notice to the Company of such event and (ii) provide to the Company such other information as the Company may request in order to determine the effect, if any, of such transfer on the Company's status as a REIT.

  All persons who own, directly or by virtue of the attribution provisions of the Internal Revenue Code, more than 5% (or such lower percentage as is required pursuant to regulations under the Internal Revenue Code) of the Outstanding Common Shares shall, upon demand, file a written notice with the Company containing the information specified in the Amended and Restated Declaration of Trust within 30 days after January 1 of each year. In addition, each shareholder shall, upon demand, be required to disclose to the Company in writing such information with respect to the direct, indirect and constructive ownership of Common Shares as the Board of Trustees deem necessary to comply with the provisions of the Internal Revenue Code or regulations of the Treasury Department applicable to a REIT or to comply with the requirements of any taxing authority or governmental agency.

  The Stock Ownership Limit Provisions generally will not apply to the acquisition of capital stock by an underwriter that acquires securities of the Company for resale. In addition, the Board of Trustees, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel and upon such other conditions as the Board of Trustees may direct, may, but is not required to, exempt a person from the Ownership Limit or Existing Holder Limit under certain circumstances if such person is not an individual or trust described in
Section 856(h)(3)(A) of the Internal Revenue Code.

  Even if the REIT provisions of the Internal Revenue Code are changed so as to no longer contain any ownership concentration limitation or if the ownership concentration limitation is increased, except as otherwise described above, any change in the Stock Ownership Limit Provisions would require an amendment to the Amended and Restated Declaration of Trust. Amendments to the Amended and Restated Declaration of Trust require the affirmative vote of holders owning two-thirds of the outstanding Common Shares. In addition to facilitating the Company's qualification as a REIT, the Stock Ownership Limit Provisions may have the effect of precluding an acquisition of control of the Company without the approval of the Board of Trustees.

  Pursuant to the by-laws of the Company, annual meetings of shareholders are normally held on the third Wednesday in February in each year unless otherwise fixed by the Board of Trustees. Special meetings may be called by the Chairman, a majority of trustees, or one or more shareholders holding not less than 25% of the outstanding shares entitled to vote at the meeting. At each meeting, a holder of Common Shares is entitled to one vote for each Common Share owned, which means that in voting for the election of trustees, the holders of more than 50% of the Common Shares may elect all the trustees (upon consummation of the Prepackaged Plan) and the remainder of the shareholders may not elect any trustees. See "The Prepackaged Plan--Summary of Other Provisions of the Prepackaged Plan--Officers and Trustees" concerning the appointment of the new Board of Trustees in connection with the Prepackaged Plan. Shareholders may vote by proxy provided that proxies shall have been filed with the Secretary of the Company before the time at which the vote shall be taken.

  The Declaration of Trust provides (and, upon consummation of the Prepackaged Plan, the Amended and Restated Declaration of Trust will continue to provide) that shareholders shall not be subject to any personal liability for the obligations, acts or omissions of the Company and that as far as practicable every written undertaking made by the Company shall contain a provision that such undertaking is not binding on any of the shareholders personally. The Company believes that no personal liability will attach to the shareholders under any undertaking containing such provision, except possibly in the very few jurisdictions which decline to recognize a business trust as a valid organization of any kind. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where such provision is omitted, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Company. However, upon payment of any such liability the shareholder would, in the absence of willful misconduct on the shareholder's part, be entitled to reimbursement from the assets of the Company. The Company intends to carry insurance which the trustees consider adequate to cover any foreseeable tort claims. The trustees intend to conduct the operations of the Company with the advice of counsel in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Company.

  The Declaration of Trust provides (and, upon consummation of the Prepackaged Plan, the Amended and Restated Declaration of Trust will continue to provide) that no trustee or officer of the Company shall be liable to the Company or any trustee for any act or omission of any other trustee, shareholder, officer or agent of the Company or be held to any personal liability whatsoever in connection with the affairs of the Company except only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of duty and that to the maximum extent that the laws of the State of Maryland in effect from time to time permit limitation of the liability of trustees or officers, no trustee or officer of the Company shall be liable to the Company or its shareholders for money damages. In addition, the Declaration of Trust provides

(and, upon consummation of the Prepackaged Plan, the Amended and Restated Declaration of Trust will continue to provide) that the Company will indemnify the trustees and officers of the Company to the full extent permitted by the general laws of the State of Maryland now or hereafter in force.

  The First National Bank of Boston, Boston, Massachusetts, is the transfer agent and registrar for the Company's Common Shares.

                        DESCRIPTION OF OUTSTANDING NOTES

GENERAL

  The Outstanding Notes, are secured obligations governed by the Outstanding
Note Indenture, between the Company and the Outstanding Note Trustee, dated as of July 15, 1992. The Company's obligations under the Outstanding Note Indenture are secured by the Outstanding Collateral Agreement, dated as of February 21, 1991, and amended on July 15, 1992. The following summary of certain provisions of the Outstanding Notes and the Outstanding Note Indenture does not purport to be complete and is subject to and is qualified in its entirety by reference to all of the provisions of the Outstanding Note Indenture and the Outstanding Collateral Agreement including the definitions therein of certain terms. This summary is further subject to and qualified by reference to all of the terms and provisions of the Outstanding Collateral Agreement described further under the caption "Security" below. Capitalized terms used in the following summary and not otherwise defined herein shall have the meanings ascribed to them in the Outstanding Note Indenture or the Outstanding Collateral Amendment as applicable.

DENOMINATION AND MODIFICATION

  The Outstanding Notes were issued as uncertificated secured notes. The Outstanding Notes were distributed pursuant to the 1992 Restructuring to each holder of an obligation (including, without limitation, interest accrued from and after January 31, 1991) payable by the Company to or for the benefit of any holders of Unsecured Claims that are Allowed Claims pursuant to the Prior Plan or the Outstanding Collateral Agreement. (a "Creditor Obligation") in an amount equal to the principal amount of such Creditor Obligations held by such holder on July 15, 1992 after giving effect to any payments on such date. Regularly scheduled payments of principal, premium, if any, and interest, are payable to holders of Outstanding Notes at the principal office of the Company in Philadelphia, Pennsylvania, or at any paying agency maintained at the time by the Company for such purpose. Payments to holders of Outstanding Notes are made by wire transfer or interbank transfer of immediately available funds to such holders. An instruction for transfer of Outstanding Notes may be presented for registration of transfer or exchange at the Company's office in Los Angeles, California, or at the principal trust office of the Outstanding Note Trustee in Wilmington, Delaware or at such other location or locations as may be established pursuant to the Outstanding Note Indenture without any service charge but subject to the limitations provided in the Outstanding Note Indenture.

PAYMENTS

  Required Payments. The Outstanding Note Indenture provides for required payments on the dates set forth below (each, a "Required Payment Date") necessary to reduce the aggregate outstanding principal amount of Outstanding Notes to the respective amounts set forth below:

                           MAXIMUM AGGREGATE
          REQUIRED            OUTSTANDING
        PAYMENT DATE          SECURITIES
        ------------       -----------------
        July 15, 1992        $275,000,000
        December 31, 1992    $200,000,000
        June 30, 1993        $150,000,000
        December 31, 1993    $105,000,000
        June 30, 1994        $ 65,000,000
        December 31, 1994    $ 40,000,000
        June 30, 1995        $        -0-

  Permitted Deferrals. The Company may, by notice to the Outstanding Note Trustee and the holders of Outstanding Notes given at least ten days prior to any Required Payment Date, elect to defer payment of a portion of the Required Payment due and payable on such Required Payment Date not greater than the amounts set forth below opposite the Required Payment Dates set forth below (and as adjusted by certain carry-forward provisions discussed below):

          REQUIRED
        PAYMENT DATE         AMOUNT
        ------------       -----------
        July 15, 1992      $50,000,000
        December 31, 1992  $40,000,000
        June 30, 1993      $30,000,000
        December 31, 1993  $11,250,000
        June 30, 1994      $10,000,000
        December 31, 1994  $ 6,250,000
        June 30, 1995      $10,000,000

  For each Required Payment Date from July 15, 1992 to and including June 30, 1994, an amount equal to the excess, if any, of (i) the amount of any payment permitted to be deferred (the "Permitted Deferred Payment") for such Required Payment Date (as adjusted) over (ii) the amount actually deferred (the "Deferred Payment") for such Required Payment Date will be added to the amount of the Permitted Deferred Payment for the next Required Payment Date and thereafter carried forward to each succeeding Required Payment Date until actually deferred. Any Permitted Deferred Payment not deferred by the Company on any such Required Payment Date that is carried forward to the December 31, 1994 Required Payment Date shall expire if not deferred on December 31, 1994. Any Deferred Payment is due and payable on the date that is 30 months following the Required Payment Date on which such Deferred Payment was deferred by the Company; provided, however, that all Deferred Payments will be due and payable on December 31, 1995.

  Additional Payments. Pursuant to the terms of the Outstanding Note Indenture, the Company was or is required to pay to each holder of Outstanding Notes on
(a) July 15, 1992, (b) quarterly on the last business day of each fiscal quarter after July 15, 1992 and (c) on the Termination Date (each, an "Additional Payment Date") an amount equal to such holder's ratable portion of the Available Cash as at each such Additional Payment Date.

  Interest. The Company is obligated for the payment of interest on the outstanding principal amount of Outstanding Notes from and after July 15, 1992 to and including the Termination Date, at an annual rate equal to the Adjusted Prime Rate in effect from time to time, which was payable on July 15, 1992 and thereafter in arrears on the last day of each Fiscal Quarter and on the Termination Date. All Deferred Payments bear interest at the Deferred Payment Interest Rate which is two percentage points above the Adjusted Prime Rate. In addition, upon the occurrence and during the continuance of an Event of Default, the outstanding principal amount of Outstanding Notes (including, without limitation, all Deferred Payments and all Defaulted Interest) bear interest, payable on demand, at an annual rate equal at all times to 1% above the rate otherwise in effect from time to time. Notwithstanding the foregoing, if at any time from and after July 15, 1992 to and including June 30, 1994, the Adjusted Prime Rate or the Deferred Payment Interest Rate exceeds nine percent per annum, then and for as long as either such rate exceeds nine percent per annum, the Company is, at its option, permitted to accrue (and not currently pay in cash) interest on account of such sums for which the interest rate exceeds nine percent per annum, and any amounts of interest in excess of nine percent that accrue and are not currently paid in cash continue to accrue and are payable on December 31, 1995. Interest does not accrue on any such interest accrued in excess of nine percent.

  Application of Payments. In general, payments made by the Company under the Outstanding Note Indenture are applied, first, to unpaid interest accrued on the Outstanding Notes (including any interest which is payable, but is not punctually paid or duly provided for ("Defaulted Interest") and excepting Deferred

Interest), second, to the outstanding balance of any Deferred Payments, if due and payable, and, at the election of the Company, to any remaining outstanding balance of any Deferred Payments, whether or not due and payable, third, to the outstanding principal balance of the Outstanding Notes, in the order of maturity of each of the Required Payments, fourth, to Deferred Interest, if any, and fifth, to any remaining outstanding balance of any Deferred Payments, whether or not due and payable. Payments applied to the outstanding balance of any Deferred Payments are applied first to the Deferred Payments that have been outstanding for the longest period of time.

CERTAIN COVENANTS OF THE COMPANY

  The Outstanding Note Indenture contains covenants which, among other things,
(i) restrict investment, capital expenditures and other material outlays and commitments relating thereto, (ii) restrict the incurrence of debt, (iii) restrict dividends or and repurchases of capital stock, (iv) restrict mergers and acquisitions and changes of business or conduct of business, (v) restrict transactions with affiliates, (vi) restrict certain sales of assets or the conduct of sales of assets, (vii) require maintenance of certain financial ratios and levels, including capital ratios and total debt ratios, (viii) limit the Company's ability to incur liens on its assets and (ix) limit the Company's ability to incur lease obligations.

  The following is a summary of certain of the covenants contained in the Outstanding Note Indenture:

  Ratio of Outstanding Securities to Capital Base. The Company is required to maintain at the end of each Fiscal Quarter a ratio (expressed as a percentage) of (a) the aggregate principal amount of Outstanding Securities to (b) the Capital Base, for the periods set forth below, equal to or less than the respective percentages set forth below:

         PERIOD                                              REQUIRED PERCENTAGE
         ------                                              -------------------
   July 15, 1992 - December 30, 1992........................         632%
   December 31, 1992 - June 29, 1993........................         515%
   June 30, 1993 - December 30, 1993........................         438%
   December 31, 1993 - June 29, 1994........................         358%
   June 30, 1994 - December 30, 1994........................         313%
   December 31, 1994 - June 29, 1995........................         209%
   June 30, 1995 and thereafter.............................         102%

  Ratio of Earning Assets to Outstanding Securities. The Company is required to maintain at the end of each Fiscal Quarter a ratio (expressed as a percentage) of (a) Earning Assets to (b) the aggregate principal amount of Outstanding Securities, for the periods set forth below, equal to or greater than the respective percentages set forth below:

         PERIOD                                              REQUIRED PERCENTAGE
         ------                                              -------------------
   July 15, 1992 - December 30, 1992........................          96%
   December 31, 1992 - June 29, 1993........................         105%
   June 30, 1993 - December 30, 1993........................         113%
   December 31, 1993 - June 29, 1994........................         116%
   June 30, 1994 - December 30, 1994........................         117%
   December 31, 1994 - June 29, 1995........................         120%
   June 30, 1995 and thereafter.............................         131%

  Expenses. The Company will not permit or suffer to exist the sum of actual "Operating expenses of rental properties" and "Other operating expenses (excluding professional expenses)" as described in a Form 10-Q for the Company to exceed the sum of budgeted "Operating expenses of rental properties" and "Other operating expenses (excluding professional expenses)" as set forth on an annual budget approved by the trustees of the Company by more than 10% for each Fiscal Quarter and by more than 10% for each Fiscal Year.

  Non-Earning Assets. At the respective dates set forth below, the amount of Non-Earning Assets maintained by the Company is not permitted to exceed the respective amounts set forth below:

     PERIOD                                                     AGGREGATE AMOUNT
     ------                                                     ----------------
   December 31, 1992...........................................   $90,000,000
   June 30, 1993...............................................   $75,000,000
   December 31, 1993...........................................   $60,000,000

  In the event that at any specified date the amount of Non-Earning Assets maintained by the Company exceeds the Permitted Non-Earning Assets for such date, then within 45 days after such date, the Company is required to pay to each holder of Outstanding Notes its proportionate share (as determined by the outstanding principal amounts of Outstanding Notes held by each holder) of the product of (i) the excess of (A) the Non-Earning Assets on such date set forth above, over (B) the Permitted Non-Earning Assets for such date and (ii) 0.015.

  Limitation on Existing Advances and Investments; Prohibition Against New Investments. The Company is not permitted to fund any Investment under any Contractual Obligation existing on the effective date of the Outstanding Note Indenture, except in accordance with, and subject to certain existing maximum amounts set forth in the Outstanding Note Indenture. The Company is not permitted to, directly or indirectly, become party or subject to any new Contractual Obligation to fund an Investment in or to any Person from and after the effective date of the Outstanding Note Indenture. Notwithstanding the foregoing, the Company may fund (i) Investments under Qualified Contractual Obligations that constitute increases in maximum amounts of such Qualified Contractual Obligations; provided, however, that with respect to Underlying Mortgages, such Investments, which constitute actual cash outlays in excess of existing commitments pursuant to the Underlying Mortgages, may not exceed in the aggregate (x) $5,000,000 from and after July 15, 1992, to and including December 31, 1992, (y) $3,500,000 from and after January 1, 1993, to and including December 31, 1993, and (z) $2,000,000 annually thereafter; and (ii) Investments which constitute capital expenditures, leasing commissions and tenant improvements, related to the ownership and maintenance of a parcel or parcels of Real Estate in an amount not to exceed, by more than 10%, the amount of such expenses set forth on a budget approved by the trustees of the Company and subsequently submitted to and not objected to by the Required Holders.

  The Company is not permitted to, directly or indirectly, fund or otherwise make any Investment, except: (i) Investments expressly permitted or required under the Outstanding Note Indenture; (ii) Investments of Available Cash in Cash Equivalents; (iii) Investments created by the Company as a result of sale, refinancing or disposition of assets when the Company accepts in partial payment of an outstanding obligation a new mortgage or equity interest in the same property; and (iv) Investments in Subsidiaries formed or maintained pursuant to the Outstanding Note Indenture.

  Indebtedness. The Company is not permitted to, directly or indirectly, incur, create, assume or suffer to exist any Indebtedness, except: (a) the Outstanding Notes and the Additional Cash Consideration; (b) Contingent Obligations constituting endorsements for collection or deposit in the ordinary course of business; (c) current liabilities in respect of taxes, assessments and governmental charges or levies incurred, or claims for labor, materials, inventory, services, supplies and rentals incurred, or for goods or services purchased, in the ordinary course of business consistent with the past practice of the Company; (d) Indebtedness arising under any performance bond reimbursement obligation entered into in the ordinary course of business of the Company consistent with the past practice of the Company; (e) unimpaired indemnification claims under the Declaration of Trust of the Company; and (f) Indebtedness arising in connection with Subsidiaries formed or maintained pursuant to the Outstanding Note Indenture.

  Restricted Payments. The Company is not permitted to (a) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of or in respect of any of its Common Shares, except so long as there is no Default or Event of Default (i) such minimum declaration and making of dividend payments required for the Company to preserve its status as a REIT or (ii) the inadvertent making of Dividend Overpayments or (b) purchase, redeem, prepay, defease or otherwise acquire for value or make any payment on account or in respect of its Common Shares, whether outstanding on the effective date of the Outstanding Note Indenture or thereafter issued and outstanding.

REDEMPTION

  The Company is required to redeem the Outstanding Notes pursuant to the schedule of Required Payments and Permitted Deferrals described above under the caption "--Payments." In addition, the Company may, upon at least five business days' prior notice to the Outstanding Note Trustee (unless a shorter notice shall be satisfactory to the Outstanding Note Trustee) and the holders of Outstanding Notes stating the proposed date and aggregate principal amount of the redemption, and if such notice is given, the Company shall, prepay the outstanding principal balance of the Outstanding Notes, in whole or in part, together with accrued interest to the date of such redemption on the outstanding balance prepaid without penalty in amounts not less than $1,000,000 or integral multiples in excess thereof.

SECURITY

  Pursuant to the 1992 Restructuring, on the effective date of the 1992 Restructuring (July 15, 1992) the liens then existing against the collateral securing the Creditor Obligations pursuant to the Collateral Agreement dated as of February 21, 1991 were continued pursuant to the Outstanding Note Indenture and the Outstanding Collateral Agreement. Such documents provided that, without further action, upon the effective date of the 1992 Restructuring such liens continued to secure the Outstanding Notes as modified under the Outstanding
Note Indenture as it may be amended, modified, supplemented or replaced from time to time. The Company executed, delivered and caused to be recorded, as necessary, all agreements, instruments and other documents necessary to effect the continuation of liens contemplated by the Outstanding Collateral Agreement and the Outstanding Note Indenture and agreed to fully cooperate and take such action as the Outstanding Note Trustee may request from time to time to maintain the continued perfection of such liens.

  Pursuant to the 1992 Restructuring, the terms of the Outstanding Notes were modified. Under applicable law relating to the priority of liens, modification of debt may adversely affect the priority of liens securing the original debt. New mortgages were not recorded and new policies of title insurance, or the like, were not obtained with respect to the existing liens as part of the 1992 Restructuring. Although as part of the 1992 Restructuring the Company represented and warranted to the holders of Outstanding Notes that there were no intervening liens and that the Prior Plan prohibited such liens, there can be no assurance that there were no intervening liens or that if such intervening liens existed, the liens securing the Outstanding Notes retained their priority after the 1992 Restructuring.

  Certain Amendments to the 1991 Collateral Agreement. As part of the 1992 Restructuring, the Company and the holders of the Outstanding Notes provided for the collateral securing the Creditor Obligations (and, as a result of the 1992 Restructuring, the Outstanding Notes) to be subject to the terms and provisions of the Outstanding Note Indenture as well as the Outstanding Collateral Agreement and the Amended Plan, and the Company confirmed, reaffirmed and ratified that the rights, including the liens and security interests against the collateral, that the holders of the Outstanding Notes were granted under the Prior Plan continued to secure the Company's obligations in respect of the Outstanding Notes as modified by the 1992 Restructuring. The 1992 Restructuring amendments to the Outstanding Collateral Agreement and the Security Agreement, dated as of February 21, 1991 provided, among other things, for: (a) a mechanism for the Outstanding Note Trustee to obtain the consent of the holders of Outstanding Notes to allow the Company to take certain actions with respect to the collateral securing the Outstanding Notes if such actions are not otherwise provided for in the Outstanding Collateral Agreement or the Prior Plan, and (b) the Company to have certain rights to service and otherwise deal with the collateral securing the Outstanding Notes without the approval of the holders of Outstanding Notes, so long as no Event of Default has occurred and is continuing, including the right to take title to (i) a mortgage or equivalent security then held by the Company or acquired in connection with property held by the Company in a wholly-owned Subsidiary organized solely for the purpose of foreclosing upon such mortgage or equivalent security or (ii) Real Estate which is the subject of a lien of a mortgage or equivalent security then held by the Company or acquired in connection with property held by the Company for the purpose of holding and operating such Real Estate in a wholly owned Subsidiary organized solely for the purpose of holding and operating such Real Estate, provided that the Company or such Subsidiary delivers to the Outstanding Collateral Agent, at the time of taking title in such Subsidiary, (w) a mortgage lien upon the Real Estate, (x) a pledge of 100% of the issued and outstanding stock of such Subsidiary, (y) a legal opinion of the Company's counsel as to the Company's compliance with the foregoing or other evidence reasonably satisfactory to the holders of Outstanding Notes and (z) all necessary documents and instruments necessary to grant to the Outstanding Collateral Agent a valid, perfected and enforceable security interest in the assets and stock of such Subsidiary.

AMENDMENT, SUPPLEMENT AND WAIVER

  The Outstanding Note Indenture may be amended or supplemented with the consent of the Required Holders and any past default and its consequences may be waived with the consent of the Required Holders; provided that, without the consent of each holder, no such amendment, supplement or waiver may change the maturity of the principal of, or any installment of principal of or interest on, any Outstanding Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce, waive or change the time for making any payment required on account of Non-Earning Assets in excess of certain agreed amounts or reduce the aforesaid percentage of principal amount of Outstanding Notes whose holders must consent to an amendment, supplement or waiver. Without the consent of any holder of Outstanding Notes, the Company and the Outstanding Note Trustee may amend or supplement the Outstanding Note Indenture to, among other things, evidence succession of another corporation to the Company to the extent otherwise permitted under the Outstanding Note Indenture or to cure any ambiguity, correct or supplement any provision of the Outstanding Note Indenture inconsistent with other provisions thereof or make any other provision which does not adversely affect the interests of the holders of Outstanding Notes.

EVENTS OF DEFAULT

  The Outstanding Note Indenture defines an Event of Default as being any one of the following events: (a) a default in any payment on the Outstanding Notes or any payment to holders of Creditor Obligations under the Prior Plan when the same becomes due and payable; (b) any representation or warranty of the Company under the Outstanding Note Indenture or the Outstanding Collateral Agreement that is incorrect in any material respect; (c) a default in the performance of any term, covenant or agreement of the Company (subject in certain cases to a 30-day cure period); (d) the Company fails to pay any principal of or premium or interest on any of its Indebtedness in an amount exceeding $1,000,000 (excluding the Outstanding Notes), when the same becomes due and payable, or any other event occurs or condition exists under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness is declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; (e) bankruptcy, insolvency, reorganization or other similar events; (f) any judgment or order for the payment of money in excess of $1,000,000 rendered against the Company and either enforcement proceedings have been commenced by any creditor upon such judgment or order, or there is any period of 10 consecutive days during which a stay of enforcement of such judgment or order by reason of a pending appeal or otherwise, is not in effect; and (g) except for releases of collateral pursuant to Permitted Financings or Asset Sales, the Outstanding Note Indenture or the Outstanding Collateral Agreement, for any reason, ceases to create a valid Lien on collateral having a value of $10,000,000 or more purported to be covered thereby, or such Lien ceases to have the priority Lien status initially granted and be a perfected Lien as to collateral having a value of $10,000,000 or more. If an Event of Default occurs and is continuing, then (i) if such Event of Default is the result of bankruptcy, insolvency, reorganization or similar events, the principal amount of all Outstanding Notes and all obligations of the Company under the Outstanding Note Indenture and the plan of reorganization then in effect shall be automatically accelerated and (ii) in every other case, the Outstanding Note Trustee may, and upon the direction from the Required Holders shall, declare the principal amount of the Outstanding Notes and all obligations of the Company under the Outstanding Note Indenture and the plan of reorganization then in effect to be due and payable immediately, but under certain conditions such acceleration may be rescinded by the Required Holders.

  No holder of any Outstanding Note has any right to institute any proceeding with respect to the Outstanding Note Indenture or for any remedy thereunder, unless (i) the Required Holders previously shall have given to the Outstanding Note Trustee written notice of an Event of Default, (ii) the Required Holders shall have made written request upon the Outstanding Note Trustee, (iii) such holder shall have offered indemnity satisfactory to the Outstanding Note Trustee to institute such proceeding as Outstanding Indenture Trustee, (iv) the Outstanding Note Trustee for ten Business Days shall have failed to institute such proceeding and (v) during such ten day period the Required Holders shall not have issued a direction inconsistent with such prior request. However, the right of any holder of any Outstanding Note to institute suit for enforcement of any payment of principal of, and premium and interest on, such Outstanding Note on or after the due date expressed in such Outstanding Note, may not be impaired or affected without such holder's consent.

  The Required Holders may direct the time, method and place of conducting any proceeding for any remedy available to the Outstanding Note Trustee or exercising any trust or power conferred on the Outstanding Note Trustee with respect to Outstanding Notes. However, the Outstanding Note Trustee may refuse to follow any such direction that conflicts with any rule of law or the Outstanding Note Indenture. Before proceeding to exercise any right or power under the Outstanding Note Indenture at the direction of the Required Holders, the Outstanding Note Trustee shall be entitled to receive from the holders reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in its compliance with any such direction. If an Event of Default shall occur, the Outstanding Note Trustee shall give notice thereof to the Outstanding Collateral Agent and may direct the Outstanding Collateral Agent to enforce any right under the Outstanding Collateral Agreement.

  The Company will be required under the Outstanding Note Indenture to notify the Outstanding Note Trustee and the holders within five business days of the existence of any default under the Outstanding Note Indenture of which any officer of the Company is aware. In addition, the Company will be required to furnish to the Outstanding Note Trustee within 45 days after the end of each fiscal year, a statement as to whether any default under the Outstanding Note Indenture occurred during the fiscal year.

MERGER; SALE OF ASSETS; PERMITTED FINANCINGS

  Merger. Under the Outstanding Note Indenture, the Company may not (i) merge with any Person, (ii) consolidate with any Person, (iii) acquire all or substantially all of the stock or stock equivalents of any Person, (iv) acquire all or substantially all of the assets of any Person, or (v) enter into any joint venture or partnership with any Person.

  Sale of Assets. The Company is permitted to dispose of assets subject to compliance with certain procedures in the Outstanding Collateral Agreement; provided, however, that all cash Asset Sale Proceeds are required to be deposited in a trust account held by the Outstanding Collateral Agent immediately upon receipt by the Company or its agent, and all non-cash Asset Sale Proceeds are required to be delivered immediately to the Outstanding Note collateral agent upon receipt by the Company or its agent. Subject to required Additional Payments of Available Cash, the Company may have the use of the Asset Sale Proceeds (together with any interest thereon) up to an aggregate of $10,000,000 in any one Fiscal Quarter, provided, that the chief financial officer of the Company furnishes to the Outstanding Note Trustee, the Outstanding Note collateral agent and the holders of Outstanding Notes a certificate stating that there is no existing Default or Event of Default and that such Asset Sale Proceeds are to be used in accordance with the terms and provisions of the Outstanding Note Indenture.

  Permitted Financings. With the prior written consent of the Required Holders (which consent may be given or withheld for any reason), the Company may sell, otherwise dispose of, refinance or otherwise transfer any of its property as part of a financing transaction that satisfies certain provisions limiting application of proceeds (a "Permitted Financing"). In order for any proposed financing transaction to be considered a Permitted Financing, the terms of such financing transaction must provide that (i) the Company shall apply substantially all of the net cash proceeds generated from such financing transaction in the same manner provided for regularly scheduled principal and interest payments and (ii) 100% of any non-cash proceeds shall be pledged as collateral to the Outstanding Collateral Agent pursuant to the Outstanding Collateral Agreement for the benefit of the holders of Outstanding Notes.

RESTRICTIONS ON TRANSFER

  The Company is not required to register the transfer or exchange of Outstanding Notes if the aggregate amount of Outstanding Notes being transferred or exchanged pursuant to such transfer or exchange is less than $5,000,000 or is not an integral multiple of $1,000,000 in excess thereof (unless the transfer or exchange shall be of a holder's entire interest in the Outstanding Notes), or unless the transferee or recipient of such exchange is at such time a holder or is a Qualified Institutional Buyer as defined under Rule 144A promulgated under the Securities Act. No Outstanding Notes may be sold, transferred, negotiated or assigned to bearer.

SATISFACTION AND DISCHARGE

  The Outstanding Note Indenture will cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Outstanding Notes therein expressly provided for), and the Outstanding Note Trustee, upon written request by the Company, at the expense of the Company, will execute proper instruments acknowledging satisfaction and discharge of the Outstanding
Note Indenture, when (1) either (A) all Outstanding Notes theretofore issued (other than Outstanding Notes for whose payment money has theretofore been deposited in trust with the Trustee for the benefit of the holders of Outstanding Notes) have been cancelled and marked as such in the security register in accordance with the terms of the Outstanding Note Indenture; or (B) all such Outstanding Notes not theretofore cancelled and marked as such in the security register (i) have become due and payable, or (ii) will become due and payable at their stated maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Outstanding Note Trustee for the giving of notice of redemption by the Outstanding Note Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Outstanding Note Trustee as trust funds in trust for the benefit of the holders of Outstanding Notes for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Outstanding Notes not theretofore cancelled, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Outstanding

Notes which have become due and payable) or to the stated maturity or redemption date, as the case may be; (2) the Company has paid or caused to be paid all other sums payable hereunder or under the Prior Plan by the Company;
(3) no default or event of default shall have occurred and be continuing on the date of such deposit; and (4) the Company has delivered to the Outstanding Note Trustee an officers' certificate and an opinion of counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Outstanding Note Indenture have been complied with.

THE OUTSTANDING NOTE TRUSTEE AND COLLATERAL AGENT

  The Outstanding Note Trustee is also presently the Outstanding Collateral Agent under the Outstanding Collateral Agreement. The Outstanding Note Trustee may be removed as trustee under the Outstanding Note Indenture by the Required Holders and may be removed as collateral agent under the Outstanding Collateral Agreement by the Required Holders.

CERTAIN DEFINITIONS

  Set forth below are certain terms contained in the Outstanding Note Indenture, modified where appropriate to use terms as defined elsewhere in this Disclosure Statement.

  "Adjusted Prime Rate" means, for the periods set forth below, a floating annual rate of interest equal to the rates set forth below:

        PERIOD                                                   RATE
        ------                                                   ----
   July 15, 1992 - December 31, 1992................. Reference Rate, plus 1.75%
   January 1, 1993 - June 30, 1993................... Reference Rate, plus 2.00%
   July 1, 1993 - December 31, 1993.................. Reference Rate, plus 2.25%
   January 1, 1994 - June 30, 1994................... Reference Rate, plus 2.50%
   July 1, 1994 - December 31, 1994.................. Reference Rate, plus 2.75%
   January 1, 1995 - June 30, 1995................... Reference Rate, plus 3.00%
   From and after July 1, 1995....................... Reference Rate, plus 3.25%

  "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and includes each officer, director, trustee or general partner of such person, and each owner of 5% or more of any class of voting stock or interests of such person. For the purposes of this definition, "control", when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

  "Available Cash" means, as at any date of determination, all cash and Cash Equivalents held by the Company, any Subsidiary or the collateral agent under the Outstanding Collateral Agreement, including, without limitation, cash and Cash Equivalents held in the Asset Sale Account or in any Deposit Account (as defined in the Outstanding Collateral Agreement) in excess of $10,000,000 less the amount of Dividend Overpayments, if any, during the period following the Effective Date.

  "Asset Sale" means any sale or other disposition, or series of sales or other dispositions, made on or after the Effective Date by the Company or any Subsidiary to any person of any Collateral. For the purposes hereof, any prepayment or payment at maturity of a Promissory Note shall be deemed to be an "Asset Sale."

  "Asset Sale Proceeds" means payments in cash or other property (including securities) received by the Company or any Subsidiary (including, without limitation, any cash payments received by way of deferred payment of principal pursuant to a note or receivable or otherwise, but only as and when received) from any Asset Sale (after repayment of any Indebtedness required to be paid by reason of such Asset Sale) or any

Permitted Financing which has been approved by the Required Holders pursuant to Outstanding Note Indenture (after application of such Permitted Financing proceeds in accordance with Outstanding Note Indenture) or otherwise, in each case net of the amount of (a) reasonable brokers' and advisors' fees and commissions actually paid other than to an Affiliate of the Company, (b) all foreign, federal, state and local taxes actually payable by the Company as a direct consequence of such Asset Sale, (c) the reasonable fees and expenses attributable to such Asset Sale, to the extent not included in clause (a), except to the extent paid to any Affiliate of the Company and (d) any proportionate share of the proceeds required to be paid to any person owning a beneficial interest in the property or assets sold pursuant to such Asset Sale.

  "Capital Base" means, as at any date of determination, an amount equal to the difference of (a) the sum of (i) the aggregate par value of the capital stock of the Company (and any Subsidiary) as at such date of determination, plus (ii) the paid in capital and earned surplus of the Company (and any Subsidiary) as at such date of determination, minus (b) 50% of the Non-Earning Assets as at such date of determination.

  "Cash Equivalents" means, collectively, (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (b) certificates of deposit, overnight bank deposits and bankers' acceptances of any commercial bank having combined capital and surplus of at least $200,000,000, a short term deposit rating of A1/P1 or better and organized under the laws of the United States of America having maturities of 90 days or less from the date of acquisition and (c) commercial paper with maturities of 90 days or less having a rating of A1/P1 or better.

  "Collateral" means all property and interests in property, real or personal and tangible or intangible, and all rents, issues, profits and proceeds thereof held by the Company or any Subsidiary as at the effective date of the Plan or acquired thereafter.

  "Contingent Obligation" means with reference to any person, any direct or indirect liability, contingent or otherwise, of such person with respect to any Indebtedness or Contractual Obligation of another person, if the purpose or intent of such person in incurring the Contingent Obligation is to provide assurance to the obligee of such Indebtedness or Contractual Obligation that such Indebtedness or Contractual Obligation will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Indebtedness or Contractual Obligation will be protected (in whole or in part) against loss in respect thereof.

  "Contractual Obligation" means with reference to any person, any obligation, agreement, undertaking or similar provision of any security issued by such person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument to which such person is a party or by which it or any of its property is bound or to which any of its properties is subject.

  "Dividend Overpayments" means, as at any date of determination, an amount equal to the aggregate amount of dividends paid by the Company in excess of the minimum amount which was required to preserve its status as a real estate investment trust under the Internal Revenue Code.

  "Earning Assets" means, as at any date of determination, an amount equal to the difference of (a) Invested Assets as at such date of determination and (b) the aggregate amount of Non-Earning Loans and Non-Earning Properties as at such date of determination.

  "Indebtedness" means with reference to any person (a) all indebtedness of such person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured) or for the deferred purchase price of property or services (other than normal trade accounts payable incurred in the ordinary course of business), (b) all obligations of such person evidenced by notes, bonds, debentures or similar instruments, (c) all indebtedness of such person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all capitalized lease obligations of such person,
(e) all Contingent Obligations of such person, (f) all obligations of such person under interest rate contracts, (g) all indebtedness referred to in clause (a), (b), (c), (d), (e) or (f) above of such person secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien against property or an interest in property owned by such person, even though such person has not assumed or become liable for the payment of such indebtedness, and (h) in the case of the Company, the Outstanding Notes.

  "Investment" means any advance, loan, extension of credit or capital contribution to, or purchase of any stocks, bonds, notes, debentures or other securities of, or interest in, any person, any purchase of any interest in Real Estate (other than by foreclosure, deed in lieu of foreclosure or other method of realizing on security) or any commitment or other obligation, whether contingent or absolute, to do any of the foregoing, which commitment or other obligation does not constitute a Contingent Obligation.

  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capitalized lease obligation, any financing lease having substantially the same economic effect as any of the foregoing, and the filing, under the Uniform Commercial Code or comparable law of any jurisdiction, of any financing statement naming the owner of the asset to which such Lien relates as debtor.

  "Net Cash Value" means, total cash investment in respect of a property, net of any write-offs of the cash investment in such property, before the allowance for accumulated depreciation.

  "Non-Earning Assets" means, at any date of determination, the aggregate of Non-Earning Loans and Non-Earning Properties.

  "Non-Earning Loans" means, all of the Company's (a) notes and receivables on which payment of interest or a contractual payment of principal is more than 60 days past due, (b) loans on which extensions (generally, where principal has been increased or cumulative extensions of maturity for more than 24 months has been granted or suffered) have been granted, (c) loans which the Company has classified as non-accrual, and (d) loans on which the Company has reduced the rate of interest so that the current cash payments yield an annualized return of 5% or less, subject to temporary exclusion of certain of such assets upon certification by the chief financial officer of the Company which would yield an annualized return of five percent (5%) or more, calculated as if foreclosure proceedings were otherwise completed and on the basis of Net Cash Value, for the first six months after such certification date.

  "Non-Earning Properties" means, as at any date of determination, any and all Real Estate held by the Company that has not, on an individual basis, generated for two consecutive Fiscal Quarters net Operating Income sufficient to yield an annualized return of 5% or more, calculated on the basis of Net Cash Value of the investment in such Real Estate. Notwithstanding the foregoing, at the date of determination with respect to any property held for less than six months, if the Company provides the Creditors' Committee with a certificate of the chief financial officer stating that the Company reasonably believes that such property will yield an annualized return of 5% or more, calculated as aforesaid, for the first six months after acquisition, then such property shall not be a Non-Earning Property.

  "Promissory Note" means the promissory notes or other instruments evidencing the Indebtedness of any person to the Company other than (a) promissory notes or other instruments constituting Cash Equivalents and (b) promissory notes or other instruments evidencing indebtedness of any person to the Company in connection with residential end loans made by the Company to such person for the purpose of purchasing a condominium unit.

  "Real Estate" means any interest in all of those plots, pieces or parcels of land owned in any capacity, whether as a joint venturer, participant, partner or otherwise, or leased as at the date hereof or acquired thereafter by the Company, including, without limitation, those listed in the Outstanding Note Indenture and described in the mortgages or equivalent security instruments executed and delivered in connection with the Outstanding Note Indenture, together with all of the buildings and other improvements now or hereafter erected on the Real Estate, and any fixtures appurtenant thereto.

  "Reference Rate" means the rate of interest publicly announced from time to time by Bank of America in San Francisco, California, as its reference rate. The reference rate is a rate set by Bank of America based upon various factors, including, without limitation, Bank of America's costs and desired return, general economic conditions and other factors and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the reference rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

  "Required Holders" means the holders of at least 66 2/3% in principal amount of the Outstanding Notes on the date of determination.

  "Subsidiary" means any corporation of which the Company, directly and/or indirectly through one or more Subsidiaries owns 50% or more of the shares of voting stock. For the purposes of this definition, "voting stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

  "Termination Date" means that date on which all of the Outstanding Notes are paid in full and all amounts owing under the Outstanding Note Indenture and the Prior Plan are paid in full.

  "Underlying Mortgages" means collectively, the mortgages or deeds of trust granted by any person to or for the benefit of the Company securing a Promissory Note of such person, as the same may have been amended, modified or supplemented.

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

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The material federal income tax consequences of the Prepackaged Plan under the Internal Revenue Code are described below. The state and local income tax consequences of the Prepackaged Plan are not discussed herein. Due to the unsettled nature of several of the tax issues presented by the Prepackaged Plan, the differences (even among holders of Outstanding Common Shares and among creditors within the same creditor class) in the nature of the claims of the various creditors or holders of Outstanding Common Shares, their taxpayer status, residence, and methods of accounting and prior actions taken by creditors with respect to their claims, as well as the possibility that events subsequent to the date hereof, including amendments to the Internal Revenue Code, Regulations thereunder or court decisions, could change the federal tax consequences of the transactions, the tax consequences described below are general descriptions and subject to significant uncertainties. The Company has not sought, nor does it intend to seek, a ruling from the Internal Revenue Service. Consequently, there can be no assurance that the treatment set forth below will be accepted by the Internal Revenue Service.

ACCORDINGLY, HOLDERS OF CLAIMS AND OUTSTANDING COMMON SHARES ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF THE PREPACKAGED PLAN WITH RESPECT TO THEIR CLAIM OR EQUITY INTEREST.

TAX CONSEQUENCES TO CREDITORS

  The federal income tax consequences to creditors arising from the Prepackaged Plan will vary depending upon, among other things, whether or not a creditor's Claim is an obligation classified as a Tax Security. The term "security" is not defined in the Internal Revenue Code, but is generally regarded as stock or a debt instrument due more than 10 years from the date of issuance. However, the precise limits are unclear and an instrument with an original term of as little as 5 years (or even less) may also qualify. All creditors who receive New Common Shares pursuant to the Prepackaged Plan should consult their tax advisors to determine whether their Claims constitute securities for federal income tax purposes.

  Claims Not Constituting Tax Securities. The tax treatment of a creditor whose Claim is not classified as a Tax Security for federal income tax purposes (as described above) on the exchange of such a Claim (other than any Claim for interest) for cash or property will depend on several issues. A holder will recognize gain or loss equal to the difference between the holder's "amount realized," i.e., the sum of the amount of cash received, the issue price of new debt instruments received the fair market value of stock and other property received, and its adjusted tax basis in its Claim. The tax basis of property received by creditors with respect to Claims that do not constitute Tax Securities (other than with respect to Claims for interest) will be the amount of such property that is included in the holder's amount realized on the exchange. The holding period for property received in the exchange will begin on the day following the exchange.

  Claims Constituting Tax Securities. If the Prepackaged Plan as confirmed does not qualify as a "reorganization" under the Internal Revenue Code, creditors whose Claims constitute Tax Securities will be treated the same as creditors whose Claims do not constitute Tax Securities. The Company expects the Prepackaged Plan will constitute a "tax-free recapitalization" under Internal Revenue Code section 368(a)(1)(E) as to the Company and that the New Senior Notes will constitute Tax Securities. In that event, holders of Tax Securities who receive New Common Shares, New Senior Notes, or both, will generally not recognize gain or loss, subject to certain exceptions. First, income or loss will be recognized to the extent that the value received for accrued interest is more or less than the amount of accrued interest previously included in income for federal income tax purposes. For a more detailed discussion of the tax consequences of the receipt of interest, see "Claims for Interest" below. Second, creditors with Claims constituting Tax Securities who receive stock (or other Tax Securities, such as New Senior Notes) as well as "other property" (including cash) in a reorganization generally do not recognize loss, and recognize gain to the extent of the lesser of (i) the fair market value of such other property, or (ii) the actual gain realized by such creditor

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

determined by comparing the value received with the adjusted tax basis of the Tax Security exchanged. The tax basis of "other property" received in a tax-free reorganization in exchange for a Tax Security will generally equal the fair market value of that "other property," and the holding period of the "other property" will begin on the day following the exchange. A Tax Security holder's aggregate basis in the stock (and, if applicable, other Tax Security) received in a tax-free reorganization (other than a Tax Security representing a Claim for interest) will equal the holder's basis in the surrendered Tax Security (other than with respect of a Claim for interest), reduced by the amount of cash and the fair market value of "other property" received for such Tax Security (other than a Tax Security representing a Claim for interest) and increased by the amount of gain (if any) recognized on the exchange. The holding period for the stock and other Tax Securities received in the exchange (other than in respect of a Claim for interest) will include the period the holder of the exchanged Tax Security held that Tax Security, provided the Tax Security was held as a capital asset on the date of the exchange.

  Under these rules, Holders of Claims that receive New Common Shares or New Senior Notes, or both, for their Claims may recognize gain, if any, only to the extent of the cash they receive. They will hold the New Common Shares or New Senior Notes, or both, with a basis computed as described above. A Tax Security Holder who receives (i) no property other than cash, or (ii) nothing in exchange for its Claim, will recognize gain or loss based on the amount of cash received, if any, compared with the adjusted tax basis of its Claim.

  Claims for Interest. The Plan provides that consideration received in satisfaction of a Claim will first be allocated to repayment of principal of Claims, and any payment in excess of such principal amount will be allocated to unpaid interest on Claim. No assurance can be given that the Internal Revenue Service will respect this allocation. Creditors will recognize ordinary income to the extent they receive any cash or property (including New Common Stock or New Senior Notes) that is allocable to interest income they have not previously included in federal taxable income. The proper allocation of amounts received in exchange for the discharge of a Claim at a discount between principal and interest is unclear and may be affected by, among other things, the rules in the Internal Revenue Code relating to imputed interest, original issue discount and accrued market discount. Creditors should consult their own tax advisors to determine the amount of consideration received under the Prepackaged Plan allocable to interest. In the event that the amount of cash, New Common Shares, New Senior Notes, and other property allocable to interest on a creditor's Claim is less than the amount previously included as interest on the Claim in the creditor's federal taxable income, the unpaid interest may be deducted, generally as a loss or as an adjustment to a reserve for bad debts.

  Character of Gain or Loss. The character of gain or loss recognized by a holder of a Claim as capital or ordinary, and, in the case of capital gain or loss, as short term or long term, will depend on a number of factors, including: (i) the nature and origin of the Claim; (ii) the tax status of the holder of the Claim; (iii) whether the holder is a financial institution; (iv) whether the Claim is a capital asset in the hands of the holder; (v) whether the Claim has been held for more than one year; (vi) the extent to which the holder previously claimed a loss, bad debt deduction or charge to a reserve for bad debts with respect to the Claim; and (vii) in the case of a Claim arising from certain indebtedness issued after July 18, 1984 with a term of more than one year for which no election was made to currently include market discount in income, whether the difference between the holder's basis in the indebtedness immediately after it was acquired and the amount of the indebtedness exceeded any then unaccrued original issue discount (by more than the de minimis amount).

  In the case of a creditor whose existing Claims constitute capital assets in the creditor's hands, the gain required to be recognized will be classified as a capital gain, except to the extent of interest (including accrued market discount). Any gain recognized will be treated as ordinary income to the extent of accrued (and previously unrecognized) market discount on the Outstanding Notes. See "Market Discount" below. It should also be noted that Internal Revenue Code section 582(c) provides that the sale or exchange of a bond, debenture, note or certificate, or other evidence of indebtedness by a bank or certain other financial institutions will not be considered the sale or exchange of a capital asset. Accordingly, any gain recognized by such creditors as a result of the implementation of the Prepackaged Plan will be ordinary income, notwithstanding the nature of their Claims. Any capital gain recognized by a creditor will be long-term capital gain with respect to those Claims for which the creditor's holding period is more than one year, and short-term capital gain with respect to such Claims for which the creditor's holding period is one year or less. There may be a favorable differential tax rate applied to capital gain for certain holders. Proposed legislation would index such capital gain for the effects of inflation after December 31, 1994.

  Market Discount. The Tax Reform Act of 1984 provided extensive new rules regarding the creation, recognition and reporting of interest (including original issue and market discount) on debt obligations. In general, the new rules expanded the instances of discount and unstated interest, both on original issue and subsequent disposition or acquisition of the obligation. To the extent that a creditor has a lower tax basis in Outstanding Notes than their face amount, the difference should constitute market discount under section 1276 of the Internal Revenue Code. Under a de minimis exception, there is no market discount if the difference mentioned in the previous sentence is less than 0.25% of the face amount of the debt instrument multiplied by the number of complete years after the acquisition date to the obligation's date of maturity. Unless the holder elects otherwise, the accrued market discount generally would be the amount calculated by multiplying the market discount by a fraction, the numerator of which is the number of days the obligation has been held by the holder and the denominator of which is the number of days after the holder's acquisition of the obligation up to and including its maturity date.

  Holders in whose hands Claims are "market discount bonds" will be required to treat as ordinary income any gain recognized upon the exchange of their Outstanding Notes to the extent of the market discount accrued during the holder's period of ownership, unless the holder has elected to include such market discount in income as it accrued. Any additional gain recognized by the holder would be characterized in accordance with the rules described above. Any accrued market discount not treated as ordinary income upon an exchange of Outstanding Notes for New Senior Notes and New Common Shares in which gain or loss is not recognized in whole or in part should carry over into the New Common Shares and New Senior Notes received in the exchange. The allocation of such market discount between the New Senior Notes and New Common Shares is unclear. On disposition of such New Senior Notes and New Common Shares, any gain recognized generally would be treated as ordinary income to the extent of the amount of accrued market discount carried over.

  Withholding. The Company will withhold any amounts required by law from payments made to creditors. In particular, under the "backup withholding" rules, the Company may be required to withhold cash equal to 31% of the amount to be distributed to United States Claim holders in exchange for interest, unless the Claim holders are eligible for certain exemptions or provide their taxpayer identification numbers and certify that they are not subject to backup withholding by filing a Form W-9. This may require payments by certain creditors of the required withholding tax on the non-cash consideration issuable under the Prepackaged Plan. Analogous withholding requirements may apply to interest payments to foreign Claim holders. Many foreign Claim holders holding debt instruments (as opposed, e.g., to Claims for goods or services) may establish exemption from withholding by filing Forms W-8. In addition, creditors may be required to provide general tax information to the Company.

RECAPTURE OF GAIN ON SUBSEQUENT SALE OF NEW COMMON SHARES

  Any gain realized on a subsequent sale of New Common Shares received in exchange for a Claim under the Prepackaged Plan will be treated as ordinary income to the extent of the sum of any bad debt deductions, any charges to bad debt reserves, any ordinary loss taken on the exchange of such Claim for such New Common Shares, or any income not recognized due to the use of the cash method of tax accounting with respect to the Claim exchanged. The amount of ordinary income will be reduced by the amount of income, if any, included in the creditor's taxable income as a result of the exchange of New Common Shares for a Claim.

TAX TREATMENT OF HOLDERS OF OUTSTANDING COMMON SHARES

  Holders of Outstanding Common Shares will generally not recognize gain or loss as a result of the reverse stock split. If Holders of Outstanding Common Shares fail to accept the Prepackaged Plan and, as a consequence, the Outstanding Common Shares are canceled and such holders receive nothing under the Prepackaged Plan, such holders would recognize a loss equal to the holder's aggregate tax basis in the Outstanding Common Shares. Any loss recognized generally would be a capital loss and would be a long-term capital loss if the Outstanding Common Shares were held for more than one year.

TAX CONSEQUENCES OF HOLDING NEW SENIOR NOTES

  It is not anticipated that the New Senior Notes will be publicly traded. It is also anticipated that the New Senior Notes will bear "adequate stated interest." In that case, the issue price of the New Senior Notes should equal the face amount of the Notes. Payments on the New Senior Notes that do not constitute interest will constitute principal payments that will reduce a holder's tax basis in the New Senior Notes. Upon a sale, exchange or other taxable disposition of New Senior Notes, a holder will recognize gain or loss in an amount equal to the difference between the holder's amount realized and the holder's adjusted tax basis in the New Senior Notes. Except as discussed above under "Tax Consequences to Creditors--Market Discount," any gain or loss recognized will be a capital gain or loss if the New Senior Notes were held as a capital asset, and will be long-term if, at the time of disposition, the holder's holding period was, or was deemed to be, in excess of one year. If the New Senior Notes are determined to be publicly traded for tax purposes and the initial trading price of the New Senior Notes is less than their stated redemption price, the New Senior Notes will bear original issue discount. Holders of the New Senior Notes would be required to include any original issue discount in income on a constant interest basis.

TAX CONSEQUENCES OF HOLDING NEW COMMON SHARES

  Distributions, if any, made on the New Common Shares will be treated as dividends to the extent of the current and accumulated earnings and profits of the Company. See "--REIT Status and Taxation of Company Under the Prepackaged Plan--Taxation to United States Shareholders of Distributions" for a discussion of the treatment of such distributions. Distributions that are not treated as dividends will first reduce a holder's tax basis in the New Common Shares and the remainder, if any, will generally be treated as gain on a sale of the New Common Shares. Upon a sale, exchange or other taxable disposition of New Common Shares, a holder will recognize gain or loss in an amount equal to the difference between the holder's amount realized and the holder's adjusted tax basis in the New Common Shares. Except as discussed above under "Tax Consequences to Creditors--Market Discount" and "Recapture of Gain on Subsequent Sale of Common Shares," any gain or loss recognized will be a capital gain or loss if the New Common Shares were held as a capital asset. Except as discussed below under "REIT Status and Taxation of Company Under the Prepackaged Plan--Taxation to United States Shareholders of Distributions," such capital gain or loss will be long-term if, at the time of disposition, the holder's holding period was, or was deemed to be, in excess of one year.

REIT STATUS AND TAXATION OF COMPANY UNDER THE PREPACKAGED PLAN

  General Tax Consequences. The Company will continue to elect to be taxed as a REIT under Internal Revenue Code sections 856 through 860 and the applicable Treasury Regulations (the "REIT Requirements" or the "REIT Provisions"), which are the requirements for qualifying as a REIT after the Prepackaged Plan is consummated. As long as the Company qualifies for taxation as a REIT, it generally will not be subject to federal corporate income taxes on that portion of its ordinary income or capital gain that is currently distributed to shareholders. Such treatment substantially eliminates the federal "double taxation" on earnings (at the corporate and the shareholder levels) that generally results from investment in a corporation. The Company intends to continue to operate in such a manner as to continue to qualify for taxation as a REIT under the Internal Revenue Code, but no assurance can be given that it will operate in a manner so as to qualify or remain qualified. Qualification as a REIT involves the application of highly technical and complex Internal Revenue Code provisions for which there are only limited judicial or administrative interpretations. The determination of various factual matters and circumstances not entirely within the Company's control may affect its ability to qualify as a REIT. In addition, no assurance can be given that legislation, new regulations, administrative interpretations, or court decisions will not significantly change the tax laws with respect to the qualification as a REIT or the federal income tax consequences of such qualification; however, the Company is not aware of any proposal in Congress to amend the tax laws that would materially and adversely affect the Company's ability to operate as a REIT. The REIT Requirements are highly technical and complex. The following discussion sets forth only the material aspects of those requirements. This summary is qualified in its entirety by the applicable Internal Revenue Code provisions, rules and regulations promulgated thereunder, and administrative and judicial interpretations thereof.

  Despite the REIT election, the Company may be subject to federal income and excise tax as follows:

    First, the Company will be taxed at regular corporate income tax rates on any undistributed REIT taxable income, including undistributed net capital gains.

    Second, under certain circumstances, the Company may be subject to the "alternative minimum tax" on certain of its items of tax preferences, if any.

    Third, if the Company has (i) net income from the sale or other disposition of "foreclosure property" that is held primarily for sale to customers in the ordinary course of business or (ii) other nonqualifying net income from foreclosure property, it will be subject to tax at the highest corporate rate on such income.

    Fourth, if the Company has net income from prohibited transactions (which are, in general, certain sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than sales of foreclosure property), such income will be subject to a 100% tax.

    Fifth, if the Company should fail to satisfy the 75% gross income test or the 95% gross income test (as discussed below), but has nonetheless maintained its qualifications as a REIT because certain other requirements have been met, it will be subject to a 100% tax on the net income attributable to the greater of the amount by which the Company fails the 75% or 95% test, multiplied by a fraction intended to reflect the Company's profitability.

    Sixth, if the Company should fail to distribute, or fail to be treated as having distributed, with respect to each calendar year, at least the sum of
  (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year, and (iii) any undistributed taxable income from prior periods, the Company would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.

  The Company does not now intend to acquire any appreciated assets from a corporation generally subject to full corporate-level tax in a transaction in which its basis in assets would carry over from the transferor. However, in the event of such an acquisition, the Company could, under certain circumstances, be subject to tax upon disposition of such assets.

  REIT Organizational Requirements. The Internal Revenue Code defines a REIT as a corporation, trust, or association (a) that is managed by one or more trustees or directors; (b) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;
(c) that would be taxable as a domestic corporation, but for the REIT Requirements; (d) that is neither a financial institution nor an insurance company subject to certain provisions of the Internal Revenue Code; (e) the beneficial ownership of which is held by 100 or more persons; (f) not more than 50% in value of the outstanding stock of which is owned, directly or indirectly, by five or fewer individuals (as defined in the Internal Revenue Code to include certain entities) at any time during the last half of each taxable year and (g) meets certain other tests, described below, regarding the nature of its income and assets. The Internal Revenue Code provides that conditions (a) through (d), inclusive, must be met during the entire taxable year and that condition (e) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. For purposes of condition (f), pension funds and certain other tax-exempt entities are generally treated as individuals. Effective for taxable years beginning after December 31, 1993, a pension trust that qualifies under section 401(a) of the Internal Revenue Code generally will not be treated as an individual for these purposes; instead the beneficiaries of the pension trust will be treated as holding shares of the REIT in proportion to their actuarial interests in the pension trust. The Company believes that it will issue sufficient New Common Shares pursuant to the Prepackaged Plan to allow it to continue to satisfy conditions (e) and (f) above. In addition, a corporation may not elect to become a REIT unless its taxable year is the calendar year. The Company satisfies this requirement.

  Income Tests. In order to maintain qualification as a REIT, the Company must satisfy annually three gross income requirements. First, at least 75% of the Company's gross income (excluding gross income from prohibited transactions) for each taxable year must be derived, directly or indirectly, from investments relating to real property or mortgages on real property (as interest on obligations secured by mortgages, "rents from real property" or as gain on the sale or exchange of such property), from certain types of temporary investments or from certain other types of gross income. Second, at least 95% of the Company's gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from such real property investments as aforesaid and from dividends, interest, and gain from the sale or other disposition of stock or securities and certain other types of gross income (or from any combination of the foregoing). Third, short-term gain from the sale or other disposition of stock or securities, gain from prohibited transactions, and gain on the sale or other disposition of real property held for less than four years (apart from involuntary conversions and sales of foreclosure property) generally must represent less than 30% of the Company's gross income (including gross income from prohibited transactions) for each taxable year.

  Rents received or deemed to be received by the Company will qualify as "rents from real property" in satisfying the gross income requirements for a REIT described above only if certain conditions are met. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term "rents from real property" solely by reason of being based on a fixed percentage or percentages of receipts or sales. Second, the Internal Revenue Code provides that rents received from a tenant will not qualify as "rents from real property" in satisfying the gross income tests if the Company, or an owner of 10% or more of the Company, directly or constructively owns 10% or more of such tenant (a "Related Party Tenant"). Third, if rent attributable to personal property, leased in connection with a lease of real property, is greater than 15% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as "rents from real property." The Company does not anticipate deriving rent attributable to personal property leased in connection with real property in excess of the 15% limitation described above. Finally, for rents received to qualify as "rents from real property," the Company generally must not operate or manage the property or furnish or render services to tenants, other than through an "independent contractor" from whom the Company derives no revenue. The "independent contractor" requirement, however, does not apply to the extent the services provided by the Company are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not otherwise considered "rendered to the occupant primarily for his convenience." While the Company believes that the services rendered to its tenants are usually or customarily rendered in connection with the rental of space, if challenged by the Service, it may not be able to demonstrate that the extent to which such services are rendered by other property owners is common enough to cause them to be "customarily rendered." In the case of any services that are not "usual and customary" under the foregoing rules, the Company intends to employ independent contractors to perform such services.

  Relief Provisions. If the Company fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may nevertheless qualify as a REIT for such year if it is entitled to relief under certain provisions of the Internal Revenue Code. These relief provisions will be generally available if the Company's failure to meet such tests was due to reasonable cause and not due to willful neglect, if the Company attaches a schedule of the sources of its income to its return and if any incorrect information on the schedule was not due to fraud with intent to evade tax. It is not possible, however, to state whether in all circumstances the Company would be entitled to the benefit of these relief provisions. As discussed above, even if these relief provisions apply, a tax would be imposed with respect to the Company's excess net income.

  Asset Tests. At the close of each quarter of its taxable year, the Company must satisfy three tests relating to the nature of its assets. First, at least 75% of the value of the Company's total assets must be represented by real estate assets, cash, cash items, and government securities. Second, not more than 25% of the Company's total assets may be represented by securities other than those in the 75% asset class. Third, of the investments included in the 25% asset class, the value of any one issuer's securities owned by the Company may not exceed 5% of the value of the Company's total assets, and the Company may not own more than 10% of any one issuer's outstanding voting securities.

  After initially meeting the asset tests at the close of any quarter, the Company will not lose its status as a REIT if it fails to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If the failure to satisfy the asset tests results from an acquisition of securities or other property during a quarter, the failure can be cured by disposition of sufficient nonqualifying assets within 30 days after the close of that quarter. The Company intends to maintain adequate records of the value of its assets to ensure compliance with the asset tests, and to take such action within 30 days after the close of any quarter as may be required to cure any noncompliance.

  Annual REIT Distribution Requirements. In order to be treated as a REIT, the Company is required to distribute dividends (other than capital gain dividends) to its shareholders in an amount at least equal to (a) the sum of (i) 95% of the Company's "REIT taxable income" (computed without regard to the dividends paid deduction and the Company's net capital gain) plus (ii) 95% of the net income (after tax), if any, from foreclosure property in excess of the special tax on income from foreclosure property, minus (b) the sum of certain items of noncash income. Such distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before the Company timely files its tax return for such year and if paid on or before the first regular dividend payment after such declaration. To the extent that the Company does not distribute all of its net capital gain or distributes at least 95%, but less than 100% of its "REIT taxable income," as adjusted, it will be subject to tax thereon at regular ordinary and capital gains corporate tax rates. Furthermore, if the Company should fail to distribute during each calendar year at least the sum of (a) 85% of its REIT ordinary income for such year, (b) 95% of its REIT capital gain net income for such year, and (c) any undistributed taxable income from prior periods, the Company would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. The Company intends to make timely distributions sufficient to satisfy the annual distribution requirement. The Company anticipates that it will generally have sufficient cash or liquid assets to enable it to satisfy the 95% distribution requirement. REIT taxable income is taxable income computed under general principles, subject to the following modifications: the corporate dividends received deductions are not allowed; the deduction for dividends paid under Internal Revenue Code section 561 is computed without regard to that portion of the deduction that is attributable to the amount excluded from REIT taxable income as net income from foreclosure property; taxable income is computed without regard to the rules under Internal Revenue Code section 443(b) relating to computation of tax on change of annual accounting period; an amount equal to the net income from foreclosure property is excluded; an amount equal to the tax imposed under Internal Revenue Code section 857(b)(5) if certain REIT requirements is deducted; and an amount equal to any net income derived from prohibited transactions is excluded ("REIT Taxable Income").

  It is possible that, from time to time, the Company may not have sufficient cash or other liquid assets to meet the 95% distribution requirement due to timing differences between (a) the actual receipt of income and actual payment of deductible expenses and (b) the inclusion of such income and deduction of such expenses in arriving at the taxable income of the Company. In the event that such an insufficiency or such timing differences occur, the Company may find it necessary to arrange for borrowings, or to pay dividends in the form of taxable stock dividends, if it is practicable to do so, to meet the 95% distribution requirement.

  Under certain circumstances, the Company may be able to rectify a failure to meet the distribution requirement for a year by paying "deficiency dividends" to shareholders in a later year, which may be included in the Company's deduction for dividends paid for the earlier year. Thus, the Company may be able to avoid being taxed on amounts distributed as deficiency dividends; however, the Company will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

  Failure to Qualify As a REIT. If the Company fails to qualify for taxation as a REIT in any taxable year, and the relief provisions described above do not apply, the Company will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. Distributions to shareholders in any year in which the Company fails to qualify will not be deductible by the Company and they will not be required to be made. In such event, to the extent of current and accumulated earnings and profits, all distributions to shareholders will be taxable as ordinary income, and subject to certain limitations of the Internal Revenue Code, corporate distributees may be eligible for the dividends-received deduction. Unless entitled to relief under specific statutory provisions, the Company will also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost, and will not be permitted to requalify unless it distributes any earnings and profits attributable to the period when it failed to qualify. In addition, it would be subject to tax on any built-in gains on property held during the period during which it did not qualify if it sold such property within 10 years of requalification. It is not possible to state whether in all circumstances the Company would be entitled to such statutory relief.

  Taxation to United States Shareholders of Distributions. As long as the Company qualifies as a REIT, distributions up to the amount of the Company's current or accumulated earnings and profits (and not designated as capital gain dividends) to a United States Shareholder (i.e., a holder of New Common Shares that is for United States federal income tax purposes (a) a citizen or resident of the United States, (b) a corporation, partnership, or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (c) an estate or trust the income of which is subject to United States federal income taxation regardless of its source), will be taken into account by them as ordinary income and will not be eligible for the dividends-received deduction for corporations. Distributions that are designated by the Company as capital gain dividends will be treated as long-term capital gain (to the extent they do not exceed the Company's actual net capital gain) for the taxable year without regard to the period for which the shareholder has held its stock. However, corporate shareholders may be required to treat up to 20% of certain capital gain dividends as ordinary income, pursuant to Internal Revenue Code section 291(d). A distribution in excess of current or accumulated earnings and profits will first be treated as a tax-free return of capital, reducing the tax basis in the United States Shareholder's New Common Shares, and a distribution in excess of the United States Shareholder's tax basis in such respective New Common Shares will be taxable gain realized from the sale of such shares. Dividends declared by the Company in October, November or December of any year payable to a shareholder of record on a specified date in any such month will be treated as both paid by the Company and received by the shareholder on December 31 of such year, provided that the dividend is actually paid by the Company during January of the following calendar year. Shareholders may not claim the benefit of any tax losses of the Company on their own income tax returns.

  The Company will be treated as having sufficient earnings and profits to treat as a dividend any distribution by the Company up to the amount required to be distributed in order to avoid imposition of the 4% excise tax discussed above. As a result, shareholders may be required to treat as taxable dividends, certain distributions that would otherwise result in a tax-free return of capital. Moreover, any "deficiency dividend" will be treated as a "dividend" (an ordinary dividend or a capital gain dividend, as the case may be), regardless of the Company's earnings and profits.

  A loss incurred on the sale or exchange of New Common Shares held for less than six months will be deemed a long-term capital loss to the extent of any capital gain dividends received by the selling shareholder with respect to such stock.

  Treatment of Tax-Exempt Shareholders. Distributions from the Company to a tax-exempt employee pension trust or other domestic tax-exempt shareholder will not constitute "unrelated business taxable income" unless the shareholder has borrowed to acquire or carry its shares of the Company. A tax-exempt employee's pension trust that holds more than 10% of the New Common Shares may under certain circumstances be required to treat a certain percentage of dividends as unrelated business taxable income if the Company is "predominantly held" by qualified trusts. For these purposes, a qualified trust is any trust defined under Internal Revenue Code section 401(a) and exempt from tax under Internal Revenue Code section 501(a).

  Taxation of Foreign Shareholders. The rules governing United States income taxation of non-resident alien individuals, foreign corporations, foreign partnerships, and foreign trusts and estates holding New Common Shares (collectively, "Foreign Shareholders") are complex, and no attempt will be made herein to discuss such rules. A Foreign Shareholder should consult with his or her own tax advisor to determine the effect of federal, state, and local and country of tax residence income tax laws on an investment in the Company, including any reporting requirements.

ADDITIONAL TAX CONSEQUENCES TO THE COMPANY FROM THE PREPACKAGED PLAN

  Availability of Tax Attributes. The Company's federal income tax returns reflect significant NOLs. As discussed below, a portion of those NOLs may be available to offset future income of the Company. The Company's tax returns for years in which the NOLs were incurred have not been examined by the Internal Revenue Service. Accordingly, the amount and availability of these NOLs (including the applicability of Internal Revenue Code section 382) may be subject to review upon audit by the Internal Revenue Service.

  Internal Revenue Code Section 382 Limits on Use of Tax Attributes. Internal Revenue Code section 382 (in conjunction with Internal Revenue Code section
383) provides rules governing the use of a corporation's NOLs and other tax attributes following significant changes in the ownership of a corporation's stock. Subject to the Title 11 Exception discussed below, Internal Revenue Code section 382 provides that, following an "ownership change" of a corporation with NOLs or a net unrealized built-in loss (a "Loss Corporation"), the amount of the Loss Corporation's taxable income that can be offset by its NOLs and, under certain circumstances, recognized built-in losses cannot exceed an amount equal to the sum of (x) the product of the value of the Loss Corporation immediately before the ownership change (increased as discussed below, in some circumstances, by any increase in value resulting from any surrender or cancellation of creditors' claims) multiplied by the long-term tax-exempt rate, which is 6.83% for March, 1995 (the "Section 382 Limitation") plus (y) recognized built-in gains (if any). Any portion of the Section 382 Limitation not used in any taxable year can be carried forward to increase the corporation's Section 382 Limitation in future years.

  Recognized built-in gains include gains resulting from the disposition (within 5 years after the ownership change) of assets, the fair market value of which immediately before the ownership change is greater than the tax adjusted basis of such assets at that time (to the extent of that excess) and income attributable to periods before the ownership change but includible during the 5- year period after the ownership change. Recognized built-in gains increase the Section 382 Limitation only to the extent of a corporation's net unrealized built-in gain, i.e., generally, to the extent its potential built-in gains exceed its potential built-in losses immediately before an ownership change.

  Recognized built-in losses result from the disposition (within 5 years after the ownership change) of assets, the fair market value of which immediately before the ownership change is less than the adjusted tax basis of such assets at that time (to the extent of that difference) and deductions attributable to periods before the ownership change but claimed during the 5-year period after the ownership change. Recognized built-in losses are subject to the Section 382 Limitation only to the extent of a corporation's net unrealized built-in loss, i.e., generally, to the extent the corporation's potential built-in losses exceed its potential built-in gains immediately before an ownership change. A corporation's net unrealized built-in loss is treated as zero unless the corporation's net unrealized built-in loss exceeds a threshold amount and a corporation's net unrealized built-in gain is treated as zero unless the corporation's net unrealized built-in gain exceeds a threshold amount. After the Prepackaged Plan is effected, the Company anticipates that it will have a net unrealized built-in loss.

  An "ownership change" occurs if there is an "owner shift involving a 5-percent Shareholder" or an "equity structure shift" and because of such event, the percentage of stock of the new Loss Corporation owned by any one or more of "5-Percent Shareholders" (described below) is increased by more than 50 percentage points relative to the lowest percentage of stock of the old Loss Corporation owned by those 5-Percent Shareholders at any time during the testing period (generally a 3-year period). The determination of whether an ownership change has occurred is made by aggregating the increases in percentage ownership for each 5-Percent Shareholder whose percentage ownership is increased during the testing period. For this purpose, all stock owned by persons who own less than 5% of a corporation's stock generally is treated as stock owned by a single 5-Percent Shareholder.

  An "owner shift involving a 5-Percent Shareholder" is defined as any change in the respective ownership of stock of a corporation that affects the percentage of stock held by any 5-Percent Shareholder. For purposes of this rule, all shareholders owning less than 5% of the stock are generally aggregated and treated as one 5-Percent Shareholder.

  The period for measuring whether an ownership change has occurred is referred to as the "testing period." The testing period is a 3-year period ending on the day of an owner shift involving a 5-Percent Shareholder. Thus, a series of unrelated sales in a 3-year period may cause an ownership change. Internal Revenue Code section 382 shortens the testing period in two circumstances. First, when an ownership change occurs, a new testing period cannot begin before the day after that change. Thus, if a second ownership change occurs in the future, changes that counted for the first ownership change do not count again. Second, the testing period cannot begin prior to the first year from which there is a loss carryforward, or in certain circumstances, a net unrealized built-in loss.

  To the Company's knowledge, its NOLs are not currently subject to a Section 382 Limitation. The exchanges anticipated to occur pursuant to the Prepackaged Plan will cause an ownership change with respect to the NOL carryforwards of the Company. Unless the Title 11 exception (discussed below) to the Section 382 Limitation applies, this ownership change will result in an annual Section 382 Limitation applying to the amount of taxable income of the Company that can be offset with pre-change losses in the year of the ownership change and in all years thereafter. Taxable income in excess of the Section 382 Limitation and, possibly, recognized built-in gain would be subject to current federal income tax.

  Internal Revenue Code section 382 contains a special provision (the "Title 11 Exception") which provides that in a case under the jurisdiction of a Bankruptcy Court brought under Title 11 of the United States Code (relating to bankruptcy) (a "Title 11 Case"), the limitations of Internal Revenue Code section 382 will not apply to any ownership change resulting from such a proceeding if qualifying creditors and shareholders immediately before such ownership change own, after such ownership change and as a result of being shareholders or creditors immediately before such change, 50% of the stock of the loss corporation (measured by vote and value). (As discussed below, the Loss Corporation may elect not to have this exception apply.) A corporation's shareholders are probably determined under attribution rules, including the rule that stock owned by a corporation is deemed owned not by the corporation but by the corporation's stockholders. Qualifying ("old and cold") creditors generally are creditors that have held their debt for at least 18 months before the filing of the bankruptcy case or who acquired their debt in the ordinary course of the debtor's business and have held their beneficial interest in the debt at all times. Treasury Regulations provide specific rules under which persons that own less than 5% of publicly traded debt (that has been outstanding for more than 18 months) are presumed to have held their debt for the required 18 months.

  The regulations permit loss corporations to treat all debt held by less-than-5-percent shareholders or 5-percent entities (i.e., entities through which a 5-percent shareholder owns an interest in the loss corporation) on the change date as always having been held by the same beneficial owners. This general rule does not apply if: (i) the creditor's participation in formulating the plan of reorganization makes evident to the loss corporation that it is not an old and cold creditor; (ii) the loss corporation has actual knowledge that the exercise of an option by a less-than-5-percent shareholder would turn it into a 5-percent shareholder or entity; or (iii) the creditor is a 5-percent entity that had an ownership change in the 18-month period, and the indebtedness represents more than 25 percent of its gross assets (excluding cash or cash equivalents). In addition, the regulations provide tacking rules under which a transferee creditor is treated as having held the debt during the period it was held by the transferor, thus adding to the category of creditors that can qualify as old and cold. The tacking rules apply to (i) debt transferred to related parties, (ii) debt transferred under a syndication agreement within 90 days of origination, (iii) debt transferred by an underwriter, (iv) debt transferred with its basis determined by Internal Revenue Code sections 1014 or 1015, or to satisfy a pecuniary bequest or divorce settlement; (v) debt transferred pursuant to a security arrangement;
(vi) debt transferred in a debt to debt exchange with the loss corporation; and (vii) debt transferred in a customary commercial factoring transaction within 30 days after the account arose by a transferee that regularly engages in those transactions. These tacking rules are not available where a abusive principal purpose exists.

  If the Title 11 Exception applies, the Company's NOL carryover and specified credits must be computed to eliminate deductions for interest paid or accrued by the Company on that portion of the debt that is exchanged for stock, and for which the Company previously had claimed deductions for federal income tax purposes during (i) the three taxable years prior to the taxable year in which the ownership change occurs and (ii) the portion of the taxable year of the ownership change up to, but not including, the "change date." In addition, if the debtor undergoes a second ownership change within two years, its Section 382 Limitation after that second change would be zero.

  The Company is currently considering, based on projections of future income, whether it would be more advantageous to have the Title 11 Exception apply or to elect to have the Title 11 Exception not apply, and whether, if it determines that it would be advantageous to have the Title 11 Exception apply, it is eligible for that exception. The Company has tentatively concluded that it would be advantageous for it to elect not to have the Title 11 Exception apply.

  A REIT generally may elect to use its NOLs to reduce its REIT Taxable Income (subject to the Internal Revenue Code section 382 restrictions discussed above) in a manner similar to that of Subchapter C corporations, subject to the special rules discussed below. A REIT may not carryback its NOLs for use in any taxable year preceding the taxable year in which the NOL arises. A REIT may carryforward its NOLs up to 15 years. In computing the amount of NOL carryover available for a REIT taxable year, available NOLs may be used to shelter REIT Taxable Income. A REIT that distributes all of its REIT Taxable Income before taking its NOLs into account will receive a deduction equal to the distributed income. Unlike a regular corporation, which must use its NOLs to reduce all of its taxable income, a REIT may elect to use only a portion of its NOLs to reduce (but not eliminate) its REIT taxable income and carryforward its unused NOLs. A REIT could use its NOLs, however, to reduce its REIT taxable income and so reduce the amount of income it would be required to distribute to its shareholders in that taxable year.

  REITS are also subject to a special rule regarding the computation of NOL carryovers and capital gain dividends. A REIT is taxed on any net capital gain that is not distributed as capital gain dividends. A shareholder or beneficial holder treats a capital gain dividend received from a REIT as long-term capital gain rather than ordinary income. For purposes of the net operating loss rules, the amount of a REIT's net capital gain for the taxable year that is paid out as capital gain dividends is excluded in determining the amount of the REIT's NOLs that may be carried through the taxable year to succeeding taxable years. Thus, a REIT offsets only its undistributed capital gains by the amount of any current or carryover NOLs.

  Elimination of Tax Deductions Under Internal Revenue Code Section 269. In addition to the limitations on the utilization of NOLs discussed above, Internal Revenue Code section 269 grants the Internal Revenue

Service authority to disallow all of a corporation's NOLs if control of a corporation is acquired with the principal purpose to evade or avoid federal income tax by securing the benefit of a tax deduction which the acquiring person would not otherwise enjoy. The regulations make clear that Internal Revenue Code section 269 can apply whether or not the NOLs are limited under Internal Revenue Code section 382. In addition, there is a presumption that Internal Revenue Code section 269 applies if the Title 11 Exception applies, unless the loss corporation carries on more than an insignificant amount of an active trade or business during and subsequent to its bankruptcy case. The Company will continue its historic business. As a result, Internal Revenue Code section 269 should not apply to the transactions contemplated by the Prepackaged Plan.

  Cancellation of Indebtedness Income. As a result of the implementation of the Prepackaged Plan, the amount of the Company's aggregate outstanding indebtedness will be reduced. In general, for federal income tax purposes, a debtor will realize COD income when a Creditor accepts less than full payment in satisfaction of its debt. Absent an exception, the amount of COD realized must be included in taxable income. An exception to this rule under Internal Revenue Code section 108 provides that COD will not be included in the debtor's taxable income where the debtor is in bankruptcy and the discharge occurs pursuant to a plan approved by the Bankruptcy Court. Pursuant to the Internal Revenue Code section 108 exception, unless another rule under Internal Revenue Code section 108 applies to prevent the Company from realizing COD (e.g., where the payment of the discharged liability would have given rise to a deduction), the Company's tax attributes (including net operating loss carryforwards and tax basis of its assets) will be reduced or, if the Company so elects, the basis of the Company's depreciable property and certain property held for resale will first be reduced to zero, and then the Company's tax attributes will be reduced.

  Under the Prepackaged Plan, the Company will realize COD and thus, will be required to reduce its tax attributes as a result of discharging Creditor Claims with Cash, New Senior Notes or New Common Shares. The amount of COD will equal the excess of the adjusted issue price of the debt cancelled, if any, over the sum of the Cash, the issue price of the New Senior Notes, and the fair market value of the New Common Shares received in exchange therefor. If debt was not issued with original issue discount, the adjusted issue price of the debt is its face amount. For debt issued with original issue discount, the adjusted issue price generally will equal the initial issue price of the debt plus the amount of any original issue discount accrued to the time of the exchange, less any payments on the debt other than payments of stated interest.

  Alternative Minimum Tax. The Tax Reform Act of 1986 imposed a comprehensive alternative minimum tax ("AMT") on corporations. AMT liability generally equals 20% of the corporation's alternative minimum taxable income ("AMTI") and is payable to the extent it exceeds the regular tax for the taxable year. AMTI is determined by making certain adjustments to regular taxable income and adding the amount of "tax preferences" described in Internal Revenue Code section 57. Up to 90% of AMTI can be offset with NOLs (as computed for AMT purposes). Thus, at a minimum, a 2% tax is imposed on AMTI (i.e., AMT at a 20% rate on the 10% of AMTI that cannot be offset with NOLs). Future income of the Company that is offset by NOLs for regular tax purposes may not be wholly offset by NOLs for AMT purposes. These general rules are applied to REITs by adjusting REIT taxable income for tax preferences; a REIT claiming no tax preferences would have no AMTI, and so no AMT liability. The limits on NOL use to shelter AMTI would therefore affect the Company only if the Company claims tax preferences.

  One of the significant adjustments made in determining a corporation's AMTI is an increase based on adjusted current earnings. For any taxable year beginning after 1989, a corporation's AMTI is increased by 75% of the amount, if any, that the adjusted current earnings of the corporation exceeds AMTI without taking into account the adjusted current earnings adjustment, and without regard to the alternative tax net operating loss deduction. Internal Revenue Code section 56(g)(4)(G) provides adjusted current earnings generally equal alternative minimum taxable income determined with a number of specific adjustments. Internal Revenue Code section 56(g)(4)(B)(i) provides that in determining a corporation's adjusted current earnings, amounts excluded from income under Internal Revenue Code section 108 are also excluded for purposes of the AMT. Accordingly, the Company's AMT should not be affected by COD income realized by the Company pursuant to the Prepackaged Plan, but not recognized under Internal Revenue Code section 108.

                               FINANCIAL ADVISOR

  The Company retained Houlihan Lokey, an investment banking firm, to advise it with respect to the Restructuring, including the appropriate terms, from the Company's perspective, of any modifications of the Outstanding Notes pursuant to the Restructuring. As compensation for its services as financial advisor to the Company in connection with the Restructuring, the Company initially agreed to pay Houlihan a fee of $75,000 per month, plus reasonable and actual out-of-pocket expenses incurred by Houlihan Lokey in connection with the Restructuring. In addition, if the Restructuring is consummated, Houlihan Lokey will receive a fee equal to 0.5% of the face amount of debt restructured, modified, converted or forgiven payable upon closing of the Restructuring. The Company also agreed to indemnify Houlihan Lokey for certain liabilities arising from its participation as the Company's advisor. Pursuant to a letter agreement that memorialized certain prior verbal modifications to the terms of Houlihan Lokey's engagement dated March 16, 1995, effective January 1, 1994, Houlihan Lokey had reduced its Monthly Fee to $50,000 and effective June 1, 1994, Houlihan Lokey had reduced its Monthly Fee to $10,000. Effective November 1, 1994, the Company had agreed to resume paying Houlihan Lokey a monthly fee of $75,000, provided that the New Monthly Fees (beginning November 1, 1994, and continuing through the closing of the Restructuring) would be fully credited against the Completion Fee. Furthermore, Houlihan Lokey's aggregate Completion Fee was set at $1,450,000 less the New Monthly Fees paid to, and received by, Houlihan Lokey. Pursuant to a letter agreement dated April 7, 1995, the Completion Fee Balance was further reduced by $112,500. The Completion Fee Balance is payable in cash only.

                               FEES AND EXPENSES

  Acceptance of the Prepackaged Plan is being solicited on behalf of the Company. The expense of soliciting acceptances of the Prepackaged Plan will be borne by the Company. The Company has not retained any dealer-manager or similar agent in connection with the Solicitation and will not make any payments to brokers, dealers or others soliciting acceptances of the Restructuring. Thus, the Company does not anticipate any solicitation agent fees in connection with the Solicitation. The Company will not pay the information agent any separate consideration for its services. The principal solicitation is being made by mail; however, additional solicitation may be made by telegraph, telephone or in person by officers and regular employees of the Company and its affiliates, who will not receive additional compensation. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward the material regarding the Prepackaged Plan to the beneficial owners of Outstanding Notes and Outstanding Common Shares. The Company will reimburse such forwarding agents for reasonable out-of-pocket expenses incurred by them, but no compensation will be paid for their services.

  Management anticipates that the Company will be required to make cash payments of approximately $50 million (less any amounts paid to the holder of the Outstanding Notes between March 1, 1995 and the Petition Date) in connection with the consummation of the Restructuring. Cash generated from operations and approximately $60 million (less any amounts paid to the holder of the Outstanding Notes between March 1, 1995 and the Petition Date) from cash on hand will be used to pay expenses and fees relating to the Restructuring. See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources."

  The expenses to be incurred in connection with the Restructuring, including the fees and expenses of the Solicitation Agent and Houlihan Lokey as financial advisor, and printing, filing, accounting and legal fees, will be paid by the Company and are estimated to be approximately $1.9 million (a portion of which may have been paid prior to the Closing). The Company intends to use a portion of the cash on hand and funds generated from operations, to pay such amounts. See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources."

               ADDITIONAL INFORMATION CONCERNING THE COMPANY

  This Disclosure Statement is accompanied by and incorporates by reference the following documents of the Company: (i) pages 28-47 (the audited financial statements) of the Annual Report on Form 10-K for the year ended September 30, 1994; and (ii) pages 2-16 (the unaudited financial statements) of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995.

                                                                         ANNEX A

                      IMPORTANT: A BANKRUPTCY CASE HAS NOT
                        BEEN FILED AS OF THE DATE OF THE
                              DISCLOSURE STATEMENT

Paul S. Aronzon (State Bar No. 88781)

Anne E. Wells (State Bar No. 155975)
MILBANK, TWEED, HADLEY & McCLOY
601 South Figueroa Street, 30th Floor
Los Angeles, California 90017
(213) 892-4000

Attorneys for Mortgage and Realty
Trust, a Maryland real estate
investment trust

                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA

In re

                                        )
                                        ) CASE NO. LA 95-
                                        )
MORTGAGE AND REALTY TRUST, a            )
Maryland real estate investment         )
trust,                                  ) Chapter 11
                                        )
                                        )
                                        ) PLAN OF REORGANIZATION PROPOSED BY
                                        ) MORTGAGE AND REALTY TRUST
                                        )
                                        )
                                        )
                                        )
Debtor.                                 )
                                        ) (Dated            , 1995)
                                        )
                                        )
                                        ) [No Hearing Scheduled]
                                        )
                                        )
                                        )
                                        )
                                        )
                                        )
                                        )
                                        )
                                        )
                                        )
                                        )
                                        )
                                        )
Tax I.D. No. 23-1862664                 )
                                        )
                                        )

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                 ARTICLE I
           DEFINITIONS, INTERPRETATION AND RULES OF CONSTRUCTION
 1.1  Administrative Claim................................................    1
 1.2  Allowed Claim or Allowed Interest...................................    1
 1.3  Amended and Restated Declaration of Trust...........................    1
 1.4  Bankruptcy Code.....................................................    1
 1.5  Bankruptcy Court....................................................    1
 1.6  Bankruptcy Rules....................................................    1
 1.7  Bar Date............................................................    2
 1.8  Business Day........................................................    2
 1.9  Cash................................................................    2
 1.10 Claim...............................................................    2
 1.11 Class 2 Expense Claims..............................................    2
 1.12 Confirmation........................................................    2
 1.13 Confirmation Date...................................................    2
 1.14 Confirmation Order..................................................    2
 1.15 Creditor............................................................    2
 1.16 Debtor..............................................................    2
 1.17 Debtor in Possession................................................    2
 1.18 Disbursing Agent....................................................    2
 1.19 Disclosure Statement................................................    2
 1.20 Disputed Claim or Disputed Interest.................................    2
 1.21 Effective Date......................................................    3
 1.22 Entity..............................................................    3
 1.23 Estate..............................................................    3
 1.24 Excluded Claims.....................................................    3
 1.25 File or Filed.......................................................    3
 1.26 Final Order.........................................................    3
 1.27 Initial Cash Distribution Fund......................................    3
 1.28 Initial Cash Reserve Fund...........................................    3
 1.29 Instrument..........................................................    3
 1.30 Interest............................................................    3
 1.31 Lien................................................................    3
 1.32 New.................................................................    4
 1.34 New Collateral Documents............................................    4
 1.35 New Common Shares...................................................    4
 1.36 New Indenture Trustee...............................................    4
 1.37 New Note Indenture..................................................    4
 1.38 New Notes...........................................................    4
 1.39 New Plan Securities.................................................    4
 1.40 Other Secured Claims................................................    4
 1.41 Outstanding Collateral Agreement....................................    4
 1.42 Outstanding Common Shares...........................................    4
 1.43 Outstanding Equity Securities.......................................    4
 1.44 Outstanding Indenture Trustee.......................................    4
 1.45 Outstanding Notes...................................................    4
 1.46 Outstanding Note Indenture..........................................    4
 1.47 Outstanding Pledge Agreement........................................    4
 1.48 Outstanding Securities..............................................    5

                                                                            PAGE
                                                                            ----
 1.49  Outstanding Stock Rights...........................................    5
 1.50  Petition Date......................................................    5
 1.51  Plan...............................................................    5
 1.52  Postpetition Tax Claims............................................    5
 1.53  Prior Plan.........................................................    5
 1.54  Priority Claim.....................................................    5
 1.55  Pro Rata...........................................................    5
 1.56  Registration Rights Agreement......................................    5
 1.57  Released Claims....................................................    5
 1.58  Reorganization Case................................................    5
 1.59  Reorganized Debtor.................................................    5
 1.60  Scheduled..........................................................    5
 1.61  Schedules..........................................................    5
 1.62  Senior Noteholders.................................................    5
 1.63  Shares.............................................................    6
 1.64  Unsecured Claim....................................................    6
                                 ARTICLE II
                   CLASSIFICATION OF CLAIMS AND INTERESTS
 2.1   General............................................................    6
 2.2   Classification.....................................................    7
                                ARTICLE III
                     TREATMENT OF CLAIMS AND INTERESTS
 3.1   Unclassified Claims (Administrative Claims)........................    7
 3.2   Class 1 (Priority Claims)..........................................    8
 3.3   Class 2 (Outstanding Notes)........................................    8
 3.3.1 Class 2 Expense Claims.............................................    9
 3.4   Class 3 (Other Secured Claims).....................................   10
 3.5   Class 4 (Unsecured Claims).........................................   10
 3.6   Class 5 (Outstanding Common Shares)................................   10
 3.7   Class 6 (Outstanding Stock Rights).................................   10
                                 ARTICLE IV
           TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES
 4.1   Assumption.........................................................   10
 4.2   Cure Payments......................................................   11
 4.3   Rejection..........................................................   11
                                 ARTICLE V
             MEANS FOR EXECUTION AND IMPLEMENTATION OF THE PLAN
 5.1   Cancellation of Outstanding Securities and Related Agreements......   11
 5.2   New Plan Securities and New Indenture..............................   11
 5.3   Distribution of Property Under the Plan............................   12
 5.4   Revesting of Assets................................................   15
 5.5   Amended and Restated Declaration of Trust; Indemnification.........   16
 5.6   Management of the Reorganized Debtor...............................   16
 5.7   Objections to Claims or Interests..................................   16

                                                                            PAGE
                                                                            ----
 5.8  Discharge of Debtor and Injunction..................................   16
 5.9  No Liability for Solicitation or Participation......................   17
 5.10 Limitation of Liability.............................................   17
 5.11 Other Documents and Actions.........................................   17
 5.12 Authorized Actions..................................................   17
 5.13 Releases............................................................   18
 5.14 Retiree Benefits....................................................   18
                                 ARTICLE VI
                                CONFIRMATION
 6.1  Confirmation........................................................   18
                                ARTICLE VII
                 CONFIRMATION AND EFFECTIVE DATE CONDITIONS
 7.1  Conditions to Effective Date........................................   19
 7.2  Waiver of Conditions to the Effective Date..........................   19
                                ARTICLE VIII
                         RETENTION OF JURISDICTION
 8.1  Retention of Jurisdiction...........................................   19
                                 ARTICLE IX
                          MISCELLANEOUS PROVISIONS
 9.1  Exemption from Transfer Taxes.......................................   20
 9.2  Application of Distributions........................................   20
 9.3  Dissolution of Committees...........................................   21
 9.4  Modification of the Plan............................................   21
 9.5  Revocation of the Plan..............................................   21
 9.6  Successors and Assigns..............................................   21
 9.7  Saturday, Sunday or Legal Holiday...................................   21
 9.8  Post-Effective Date Effect of Evidences of Claims or Interests......   21
 9.9  Governing Law.......................................................   21
 9.10 Severability of Plan Provisions.....................................   22
 9.11 No Admissions.......................................................   22

EXHIBITS AND SCHEDULES

  Exhibit A - Form of New Note Indenture

  Exhibit B - Form of New Collateral Documents

  Exhibit C - Form of Registration Rights Agreement

  Exhibit D - Summary of Terms of Securities

  Exhibit E - Schedule of Assumed Contracts and Unexpired Leases

  Exhibit F - Schedule of Rejected Contracts and Leases

  Exhibit G - Amended and Restated Declaration of Trust

                                  INTRODUCTION

  Mortgage and Realty Trust, a Maryland real estate investment trust (the "Debtor"), hereby proposes the following plan of reorganization (the "Plan") for the resolution of all claims against and equity interests in the Debtor. Reference is made to the "Disclosure Statement and Proxy Statement -Prospectus for the Solicitation of Votes for the Prepackaged Plan of Reorganization of Mortgage and Realty Trust" (the "Disclosure Statement") for a discussion of the Debtor's history, business, properties and results of operations, and for a summary of the Plan and certain related matters.

  All holders of claims against and equity interests in the Debtor are encouraged to read the Plan and the Disclosure Statement in their entirety before voting to accept or reject the Plan. No materials, other than the Disclosure Statement and any exhibits and schedules attached thereto or referenced therein, have been approved by the Debtor for use in soliciting acceptances or rejections of the Plan.

                                   ARTICLE I

             DEFINITIONS, INTERPRETATION AND RULES OF CONSTRUCTION

  In addition to such other terms as are defined in other sections of the Plan, the following terms (which appear in the Plan as capitalized terms) have the following meanings as used in the Plan:

  1.1 Administrative Claim: A Claim for costs and expenses of administration allowed under section 503(b) of the Bankruptcy Code and referred to in section 507(a)(1) of the Bankruptcy Code, including, without limitation: (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the Estate and operating the business of the Debtor (such as wages, salaries or commissions for services and payments for goods) (b) compensation for legal, financial advisory, accounting and other services and reimbursement of expenses allowed under section 330 of the Bankruptcy Code; and (c) all fees and charges assessed against the Estate under 28 U.S.C. (S) 1930.

  1.2 Allowed Claim or Allowed Interest: A Claim against or Interest in the Debtor to the extent that:

    (a) (i) a proof of the Claim or Interest was or is timely Filed or deemed timely Filed under applicable law or by reason of an order of the Bankruptcy Court or (ii) if no proof of Claim or Interest is filed, the Claim or Interest is Scheduled as liquidated, undisputed, and noncontingent; and

    (b) (i) the Claim or Interest is not a Disputed Claim or Disputed Interest (but only to the extent that such Claim is not a Disputed Claim or Disputed Interest);

      (ii) the Claim or Interest is allowed by a Final Order (but only to the extent allowed); or

      (iii) the Claim or Interest is allowed under the Plan, but only to the extent allowed.

  1.3 Amended and Restated Declaration of Trust: The Amended and Restated Declaration of Trust of the Reorganized Debtor, substantially in the form of Exhibit G.

  1.4 Bankruptcy Code: Title 11 of the United States Code, as in effect on the Petition Date or as amended, as applicable to the Reorganization Case.

  1.5 Bankruptcy Court: The United States District Court having jurisdiction over the Reorganization Case and, to the extent of any reference made pursuant to section 157, title 28, United States Code, the unit of such District Court constituted pursuant to section 151, title 28, United States Code.

  1.6 Bankruptcy Rules: The Federal Rules of Bankruptcy Procedure, the Local Rules of the Bankruptcy Court and the guidelines and requirements of the Office of the United States Trustee, as applicable from time to time in the Reorganization Case.

  1.7 Bar Date: The date, if any, fixed by the Bankruptcy Court pursuant to Bankruptcy Rule 3003(c)(3) as the last day for filing proofs of claim in the Reorganization Case.

  1.8 Business Day: Any day other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

  1.9 Cash: Legal tender accepted in the United States of America for the payment of public and private debts, currently United States Dollars.

  1.10 Claim: A claim against the Debtor, whether or not asserted or allowed, as defined in section 101(5) of the Bankruptcy Code.

  1.11 Class 2 Expense Claims: Any unpaid fees and reasonable unpaid out-of-pocket costs or expenses earned or incurred through the Effective Date by the Outstanding Indenture Trustee or the attorneys for the Senior Noteholders and Mutual Series Fund, Inc., including, without limitation, reasonable out-of-pocket costs and expenses and reasonable fees of legal counsel to the Outstanding Indenture Trustee.

  1.12 Confirmation: The confirmation of the Plan effected by the Confirmation Order.

  1.13 Confirmation Date: The date on which the Bankruptcy Court enters the Confirmation Order on its docket.

  1.14 Confirmation Order: The order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

  1.15 Creditor: Any Entity that holds on the Effective Date a Claim against the Debtor that arose or is deemed to have arisen before the Petition Date, including a Claim against the Debtor of a kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code.

  1.16 Debtor: Mortgage and Realty Trust, a Maryland real estate investment trust.

  1.17 Debtor in Possession: The Debtor, as debtor in possession in the Reorganization Case.

  1.18 Disbursing Agent: The Reorganized Debtor or any other Entities designated by the Reorganized Debtor pursuant to section 5.3.5 to distribute property under the Plan.

  1.19 Disclosure Statement: The Disclosure Statement and Proxy Statement For the Solicitation of Votes For the Prepackaged Plan of Reorganization of
Mortgage and Realty Trust, dated            , 1995 (and all exhibits and
schedules annexed thereto or referred to therein) that relates to the Plan, as it may have been amended or supplemented from time to time.

  1.20 Disputed Claim or Disputed Interest: A Claim or Interest as to which a proof of claim or interest, as applicable, (a) has been Filed or deemed Filed under applicable law, or by reason of an order of the Bankruptcy Court, but as to which an objection has been or may be timely Filed and which objection, if timely Filed, has not been withdrawn on or before any date fixed for Filing such objections by the Plan or order of the Bankruptcy Court and has not been overruled or denied by a Final Order or (b) has not been timely Filed, if such proof of Claim or Interest was required to be Filed. Prior to the time that an objection has been or may be deemed timely Filed, a Claim or Interest shall be considered a Disputed Claim or Disputed Interest, as applicable, in its entirety if: (i) the amount of the Claim or Interest specified in the proof of claim or interest exceeds the amount of any corresponding Claim or Interest Scheduled by the Debtor in its Schedules or its List of Equity Security Holders, as applicable; (ii) any corresponding Claim or Interest Scheduled by the Debtor in its Schedules or its List of Equity Security Holders, as applicable, has been Scheduled as disputed, contingent or unliquidated, irrespective of the amount Scheduled; or (iii) no corresponding Claim or Interest has been Scheduled by the Debtor in its Schedules or its List of Equity Security Holders, as applicable.

  1.21 Effective Date: A Business Day, selected by the Debtor, (a) that is at least eleven (11) calendar days after the Confirmation Date or, with the consent of the Senior Noteholders, at least one (1) Business Day after the Confirmation Date, if the Bankruptcy Court enters an order making Bankruptcy Rule 7062 inapplicable to the proceedings respecting the Confirmation Order or otherwise determining that the Effective Date may occur immediately following Confirmation; and (b) on which: (x) no stay of the Confirmation Order is in effect and (y) all conditions to the Effective Date set forth in section 7.1 hereof have been satisfied or waived pursuant to section 7.2 hereof.

  1.22 Entity: An individual, corporation, limited liability company, partnership, association, joint stock company, joint venture, estate, trust, unincorporated organization, government or any political subdivision thereof, governmental unit, Creditors' Committee, unofficial committee of creditors or equity holders or other entity.

  1.23 Estate: The estate created by the commencement of the Reorganization Case under section 541 of the Bankruptcy Code.

  1.24 Excluded Claims: Any obligations that arise under the Plan or any document, instrument or agreement to be executed, delivered or assumed under the Plan, including, without limitation, the obligations of the Reorganized Debtor under the New Notes, the New Note Indenture, the New Collateral Documents, and all documents, instruments and agreements delivered or to be delivered in connection therewith.

  1.25 File or Filed: File or filed with the clerk of the Bankruptcy Court in the Reorganization Case.

  1.26 Final Order: An order or judgment of the Bankruptcy Court or other court of competent jurisdiction as to which the time to appeal, seek leave to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument, rehearing or leave to appeal shall be pending or as to which any right to appeal, petition for certiorari, reargue, rehear or seek leave to appeal shall have been waived in writing in form and substance satisfactory to the Debtor or the Reorganized Debtor or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof or leave to appeal has been motioned for or sought, such order of the court shall have been affirmed by the highest court to which such order was appealed, or certiorari has been denied or from which reargument or rehearing or leave to appeal was motioned for or sought, and the time to take any further appeal, petition for certiorari, move for reargument or rehearing or seek leave to appeal shall have expired.

  1.27 Initial Cash Distribution Fund: Cash in an amount not less than $50 million (less any amounts paid to the holders of the Outstanding Notes between March 1, 1995 and the Petition Date), held by the Reorganized Debtor on the Effective Date for distribution to holders of Allowed Class 2 Claims, in excess of monies held by the Reorganized Debtor in the Initial Cash Reserve Fund.

  1.28 Initial Cash Reserve Fund: Cash in an amount not to exceed $10 million, held by the Reorganized Debtor on the Effective Date for use by the Reorganized Debtor in its business operations.

  1.29 Instrument: Such term has the meaning set forth in Section 5.3.8(b).

  1.30 Interest: The interest of any equity security holder, as defined in section 101(17) of the Bankruptcy Code, of the Debtor, whether or not asserted, including an interest arising out of any Outstanding Stock Rights.

  1.31 Lien: Any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other, including a lien as defined in section 101(37) of the Bankruptcy Code), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, the interest of a lessor under a capitalized lease obligation, any financing lease having substantially the same economic effect as any of the foregoing, and the filing, under the Uniform Commercial Code or comparable law of any jurisdiction, of any financing statement naming the owner of the asset to which such Lien relates as debtor.

  1.32 New: New or amended and restated, as the case may be.

  1.33 New Collateral Agent: Wilmington Trust Company and William J. Wade, as collateral agent under the New Collateral Documents.

  1.34 New Collateral Documents: The Collateral and Security Agreement dated as of the Effective Date by and among the Reorganized Debtor and the New Collateral Agent, including any exhibits or schedules thereto in substantially in the form of Exhibit B, and the Mortgages, the Assignments of Leases, the Collateral Assignments of Mortgages, the Pledge Agreement and the Collateral Assignments of Leases (each as defined in the New Senior Note Indenture) and all other documents, instruments and agreements delivered or to be delivered in connection with the New Senior Note Indenture.

  1.35 New Common Shares: The common shares of beneficial interest in the Reorganized Debtor to be distributed in accordance with the provisions of the Plan.

  1.36 New Indenture Trustee: Wilmington Trust Company, as trustee under the New Note Indenture.

  1.37 New Note Indenture: The Outstanding Note Indenture, as amended and restated, substantially in the form of Exhibit A.

  1.38 New Notes: The Senior Secured Notes due 2002 of the Reorganized Debtor dated as of the Effective Date and issued pursuant to the New Note Indenture.

  1.39 New Plan Securities: The New Common Shares and the New Notes to be distributed in accordance with the provisions of the Plan.

  1.40 Other Secured Claims: Any Claim, other than a Claim of a holder of Outstanding Notes, or a Class 2 Expense Claim, of a Creditor secured by a Lien on property of the Estate, to the extent of the value, as determined by the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code, of such Creditor's interest in such property of the Estate.

  1.41 Outstanding Collateral Agreement: The Collateral and Security Agreement dated as of February 21, 1991 between, among others, the Debtor and Wilmington Trust Company and William J. Wade, as Collateral Agents, relating to the Outstanding Notes, as such agreement may have been amended or supplemented from time to time prior to the Effective Date.

  1.42 Outstanding Common Shares: The common shares of beneficial interests in the Debtor, with a par value of $1.00 for each share, as authorized by the declaration of trust of the Debtor, issued and outstanding prior to the Effective Date.

  1.43 Outstanding Equity Securities: The Outstanding Common Shares and the Outstanding Stock Rights.

  1.44 Outstanding Indenture Trustee: Wilmington Trust Company, as trustee under the Outstanding Note Indenture, and any predecessor or successor trustee.

  1.45 Outstanding Notes: The outstanding Senior Secured Uncertificated Notes due 1995 issued by the Debtor under the Outstanding Note Indenture and pursuant to the Prior Plan.

  1.46 Outstanding Note Indenture: The Indenture dated as of July 15, 1992 between the Debtor and Wilmington Trust Company, as Trustee, relating to the Outstanding Notes, as such indenture may have been amended or supplemented from time to time prior to the Effective Date.

  1.47 Outstanding Pledge Agreement: Those certain pledge agreements executed in connection with the Outstanding Note Indenture.

  1.48 Outstanding Securities: The Outstanding Notes and the Outstanding Equity Securities.

  1.49 Outstanding Stock Rights: Any right to purchase or otherwise acquire common shares of beneficial interests in the Debtor, and any stock appreciation or similar rights relating to common shares of beneficial interests in the Debtor, existing prior to the Effective Date. "Outstanding Stock Rights" does not include any rights arising solely out of the ownership of the Outstanding Common Shares.

  1.50 Petition Date: The date on which the Debtor Filed its voluntary petition for relief commencing the Reorganization Case.

  1.51 Plan: This plan of reorganization, including the exhibits and schedules hereto, either in its present form or as it may be amended, supplemented or modified from time to time in accordance with the provisions of the Plan and the Bankruptcy Code.

  1.52 Postpetition Tax Claims: Such term shall have the meaning set forth in section 3.1.3(d).

  1.53 Prior Plan: The plan of reorganization of the Debtor confirmed by the United States Bankruptcy Court for the Central District of California, in Case No. LA 90-08976-SB, by order entered February 27, 1991, together with any and all amendments to such plan of reorganization.

  1.54 Priority Claim: Any Claim, other than an Administrative Claim, of a Creditor to the extent such Claim is entitled to priority under section 507(a) of the Bankruptcy Code.

  1.55 Pro Rata: With respect to distributions under the Plan, proportionately so that the ratio of (a) the amount of consideration distributed on account of a particular Allowed Claim or Allowed Interest to (b) the amount of the Allowed Claim or Allowed Interest is the same as the ratio of (w) the amount of consideration distributed on account of all Allowed Claims or Allowed Interests of the class in which a particular Allowed Claim or Allowed Interest is included to (x) the amount of all Allowed Claims or Allowed Interests of that class.

  1.56 Registration Rights Agreement: The Registration Rights Agreement relating to the New Plan Securities, substantially in the form of Exhibit C.

  1.57 Released Claims: Any and all actions, causes of action, claims, liabilities, demands, and obligations of any kind or nature whatsoever that are based upon or that arise out of any act or omission that is related to the Reorganization Case or that are made in connection with or relate to negotiating, formulating, implementing, confirming or consummating the Plan or the Disclosure Statement; provided, however, that the term "Released Claims" shall not include any Excluded Claim.

  1.58 Reorganization Case: The case under chapter 11 of the Bankruptcy Code commenced by the Debtor on the Petition Date.

  1.59 Reorganized Debtor: The Debtor, or any successor thereto by merger, consolidation or otherwise, from and after the Effective Date.

  1.60 Scheduled: Set forth on the Schedules.

  1.61 Schedules: The schedules of assets and liabilities filed by the Debtor with the Bankruptcy Court in accordance with section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, as the same may be amended from time to time in accordance with Bankruptcy Rule 1009 prior to the Effective Date.

  1.62 Senior Noteholders: Fidelity Management & Research Company, Angelo Gordon & Co., Mutual Series Fund Inc., Strome--Susskind & Co., and Emerald Partners, as holders of Outstanding Notes, acting by a vote of 66 2/3% of the aggregate principal amount of Outstanding Notes held by them.

  1.63 Shares: The Outstanding Common Shares and the New Common Shares outstanding immediately after consummation of the Plan.

  1.64 Unsecured Claim: Any Claim, that is not an Administrative Claim, a Priority Claim, a Claim under or evidenced by the Outstanding Notes, the Outstanding Note Indenture, the Outstanding Collateral Agreement or the Prior Plan, an Other Secured Claim, or a Claim based upon the Outstanding Common Shares or Outstanding Stock Rights.

  Rules of Interpretation: For the purposes of the Plan: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural; (b) any reference in the Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions; provided, however, that any change to such form, terms or conditions that are material to a party to such document shall not be modified without such party's consent; (c) any reference in the Plan to an existing document or Exhibit Filed or to be Filed means such document or Exhibit, as it may have been or may be amended, modified or supplemented; (d) unless otherwise specified in a particular reference, all references in the Plan to sections, Articles and Exhibits are references to sections, Articles and Exhibits of or to the Plan; (e) the words "herein," "hereof," "hereto," "hereunder" and others of similar import refer to the Plan in its entirety rather than to only a particular portion of the Plan; (f) captions and headings to Articles and sections are inserted for convenience of reference only and are not intended to be part of or to affect the interpretations of the Plan; and (g) any term used in the Plan that is not defined in the Plan, either in this Article I or elsewhere, but that is used in the Bankruptcy Code or the Bankruptcy Rules has the meaning ascribed to such term in the Bankruptcy Code or the Bankruptcy Rules, as applicable, and the rules of construction set forth in section 102 of the Bankruptcy Code shall apply.

  Time: In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

  Exhibits and Schedules: All Exhibits and Schedules to the Plan not attached to the Plan and Disclosure Statement shall be contained in separate Exhibit Volumes which shall be Filed not less than twenty (20) days prior to the hearing on Confirmation. The Exhibit Volumes may be inspected in the office of the Clerk of the Bankruptcy Court during normal Bankruptcy Court hours. On or before the Effective Date, the Debtor shall File such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan. All Filed Exhibits are incorporated herein by this reference and made a part hereof.

                                   ARTICLE II

                     CLASSIFICATION OF CLAIMS AND INTERESTS

  2.1 General.

  The following is a designation of the classes of Claims and Interests under the Plan. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims described in section 3.1 have not been classified and are excluded from the following classes. A Claim or Interest is classified in a particular class only to the extent that the Claim or Interest qualifies within the description of that class, and is classified in another class or classes to the extent that any remainder of the Claim or Interest qualifies within the description of such other class or classes. A Claim or Interest is classified in a particular class only to the extent that the Claim or Interest is an Allowed Claim or Allowed Interest in that class and has not been paid, released or otherwise satisfied before the Effective Date; a Claim or Interest that is not an Allowed Claim or Allowed Interest is not in any class. Notwithstanding anything to the contrary contained in the Plan, no distribution shall be made on account of any Claim or Interest that is not an Allowed Claim or Allowed Interest.

  2.2 Classification.

  Claims and Interests are classified for all purposes, including voting, confirmation and distribution pursuant to the Plan, as follows:

 CLASS 1 Priority Claims.
 CLASS 2 All Claims under or evidenced by the Outstanding Notes, the Outstanding Note Indenture, the Outstanding Collateral Agreement, the
         Outstanding Pledge Agreement, or any other document, instrument or agreement delivered in connection therewith (Impaired).
 CLASS 3 All Other Secured Claims (Impaired).
 CLASS 4 Unsecured Claims against the Debtor that are not classified in any other class of Claims, including, without limitation, Claims arising from the purchase of goods and services (Impaired).
 CLASS 5 Interests of Holders of Outstanding Common Shares (Impaired).
 CLASS 6 Interests of Holders of Outstanding Stock Rights (Impaired).

                                  ARTICLE III

                       TREATMENT OF CLAIMS AND INTERESTS

  3.1 Unclassified Claims (Administrative Claims).

    3.1.1 GENERAL.

    Subject to the bar date provisions herein, the Reorganized Debtor shall pay to each holder of an Administrative Claim, on account of the Administrative Claim and in full satisfaction thereof, Cash equal to the amount of such Administrative Claim, unless the holder agrees or shall have agreed to other less favorable treatment of such Claim. Except as otherwise provided herein, payment of an Administrative Claim will be made on the later of (a) the Effective Date or (b) the date such payment would have become due under the terms of such Claim in the absence of the Reorganization Case.

    3.1.2 PAYMENT OF STATUTORY FEES.

    On or before the Effective Date, all fees payable pursuant to 28 U.S.C. 1930, as determined by the Bankruptcy Court at the hearing on Confirmation, shall be paid in Cash equal to the amount of such Administrative Claim.

    3.1.3 BAR DATE FOR ADMINISTRATIVE CLAIMS.

      (A) GENERAL PROVISIONS.

    Except as provided below in sections 3.1.3(c) and (d), requests for payment of Administrative Claims must be Filed no later than sixty (60) days after the Effective Date. Holders of Administrative Claims (including, without limitation, professionals requesting compensation or reimbursement of expenses and the holders of any Claims for federal, state or local taxes) that are required to File a request for payment of such Claims and that do not File such requests by the applicable bar date shall be forever barred from asserting such Claims against the Debtor, the Reorganized Debtor or any of their respective properties.

      (B) PROFESSIONALS.

    All professional or other Entities requesting compensation or reimbursement of expenses pursuant to sections 327, 328, 330, 503(b) and 1103 of the Bankruptcy Code for services rendered before the Effective Date (including, without limitation, any compensation requested by any professional or any other Entity for making a substantial contribution in the Reorganization Case) shall File and serve on the Reorganized Debtor an application for final allowance of compensation and reimbursement of expenses no later than sixty (60) days after the Effective Date. Objections to applications of professionals for compensation or reimbursement of expenses must be Filed and served on the Reorganized Debtor and the professionals to whose application the objections are addressed in accordance with an order of the Bankruptcy Court.

      (C) ORDINARY COURSE LIABILITIES.

    Holders of Administrative Claims based on liabilities incurred by the Debtor in Possession in the ordinary course of the Debtor's business (other than Claims of governmental units for taxes or Claims and/or penalties related to such taxes) and Claims arising under loans or advances to the Debtor in Possession, whether or not incurred in the ordinary course of business, shall not be required to File any request for payment of such Claims. Such Administrative Claims shall be assumed and paid by the Reorganized Debtor pursuant to the terms and conditions of the particular transaction giving rise to such Administrative Claim without any further action by the holders of such Claims.

      (D) POSTPETITION TAX CLAIMS.

    All requests for payment of Administrative Claims and other Claims by a governmental unit for taxes (and for interest and/or penalties related to such taxes) for any tax year or period, all or any portion of which occurs or falls within the period from and including the Petition Date through and including the Effective Date ("Postpetition Tax Claims") and for which no bar date has otherwise been established prior to the Effective Date, must be Filed on or before the later of (i) thirty (30) days following the Effective Date; and (ii) 120 days following the filing of the tax return for such taxes for such tax year or period with the applicable governmental unit. Any holder of any Postpetition Tax Claim that is required to File a request for payment of such taxes and does not File such a request by the applicable bar date shall be forever barred from asserting any such Postpetition Tax Claim against any of the Debtor, the Reorganized Debtor or their respective properties, whether any such Postpetition Tax Claim is deemed to arise prior to, on, or subsequent to the Effective Date.

  3.2 Class 1 (Priority Claims):

    3.2.1 SECTION 507(A)(8) PRIORITY CLAIMS.

    Unless the applicable taxing agency agrees to less favorable treatment, the Reorganized Debtor shall pay to each holder of an Allowed Priority Claim entitled to priority under section 507(a)(8) of the Bankruptcy Code deferred Cash payments, over a period not exceeding six years from the date of assessment of such Claim, in an aggregate amount equal to the amount of such Allowed Claim, plus interest from the Effective Date on the unpaid portion of such Allowed Claim (without penalty of any kind) at the rate prescribed below. The payment of the amount of each such Allowed Priority Claim shall be made in equal semiannual installments commencing on the latest of: (i) the Effective Date, (ii) 30 calendar days after the date on which an Order allowing such Claim becomes a Final Order and (iii) such other time or times as may be agreed to by the holder of such Claim and the Reorganized Debtor. Each installment shall include simple interest on the unpaid portion of such Allowed Claim, without penalty of any kind, at the applicable statutory rate of interest provided for such taxes under applicable nonbankruptcy law; provided, however, that the Reorganized Debtor shall have the right to pay any Claim entitled to priority under section 507(a)(8) of the Bankruptcy Code, or any remaining balance of such Claim, in full, at any time on or after the Effective Date, without premium or penalty of any kind.

    3.2.2 OTHER PRIORITY CLAIMS.

    Except as otherwise provided in the Plan and subject to compliance with the terms of the Plan, to the extent not previously paid, each holder of an Allowed Priority Claim entitled to priority under sections 507(a)(3), 507(a)(4), 507(a)(5) or 507(a)(6) of the Bankruptcy Code shall be paid the full amount of its Allowed Priority Claim in Cash on the Effective Date (or as soon as practicable after the date on which any such Claim is allowed if the date of allowance is later than the Effective Date).

  3.3 Class 2 (Outstanding Notes).

  The Class 2 Claims are impaired under the Plan. The Class 2 Claims (other than Class 2 Expense Claims) shall be Allowed Claims (whether or not a proof of Claim is Filed) in an amount estimated not to exceed $355,000,000.

  On the Effective Date, each holder of an Allowed Class 2 Claim (other than the Class 2 Expense Claims, which shall be treated as described in section 3.3.1) shall receive its Pro Rata share of:

    (a) Cash in the Initial Cash Distribution Fund; plus

    (b) New Notes in the principal amount of $110 million; plus

    (c) 10,889,180 New Common Shares which shall represent 97% in the aggregate of the Shares, (or New Common Shares which shall represent 99.5% of the Shares if the holders of Class 5 Interests do not vote to accept the Plan in accordance with section 1126(d) of the Bankruptcy Code, with .5% of the New Common Shares to be distributed to charities designated by the Senior Noteholders).

  On the Effective Date or as soon thereafter as is practicable, the Reorganized Debtor and each holder of an Allowed Class 2 Claim receiving in excess of 5% of the New Common Shares or the New Notes shall be entitled to enter into the Registration Rights Agreement relating to the New Plan Securities.

    3.3.1 CLASS 2 EXPENSE CLAIMS.

    The Reorganized Debtor shall pay to the applicable party entitled to payment an amount equal to the amount of the Class 2 Expense Claims. Payment of such Class 2 Expense Claims shall constitute distributions on account of the Allowed Claims in Class 2, in addition to the distributions provided for such class in section 3.3; and distributions otherwise provided under the Plan to holders of Allowed Class 2 Claims under section
  3.3 shall not be reduced on account of such payment of Class 2 Expense Claims. Notwithstanding anything in this section 3.3.1 to the contrary, the Reorganized Debtor's obligation to pay the Class 2 Expense Claims shall be subject to the same bar date and procedural provisions set forth in section 3.1.3(a), and the procedures regarding resolution of contested Claims and Interests set forth in section 5.7, and, pursuant to Section 1129(a)(4) of the Bankruptcy Code, are subject to the approval of the Bankruptcy Court as reasonable.

    3.3.2 GENERAL DESCRIPTION OF NEW PLAN SECURITIES DISTRIBUTABLE TO HOLDERS OF CLASS 2 ALLOWED CLAIMS.

    The securities to be issued and distributed to holders of Allowed Class 2 Claims under the Plan include the following:

      (A) NEW NOTES.

    The terms and conditions of the New Notes shall be as provided in the form of New Notes and the New Note Indenture. By way of summary, the New Notes (i) shall be issued by the Reorganized Debtor in denominations of $1,000 (or integral multiples thereof) in an aggregate principal amount not to exceed $110 million; (ii) shall be dated as of the Effective Date and mature on the seventh (7th) anniversary of the Effective Date; (iii) shall be guaranteed by each of the subsidiaries of the Debtor; and (iv) shall be secured under the New Note Indenture and the New Collateral Documents by Liens on substantially all of the assets of the Reorganized Debtor. Interest on the New Notes shall accrue from the Effective Date at a per annum rate of 11-1/8%. Interest on the New Notes shall be payable in Cash semiannually in arrears on June 30 and December 31, commencing after the Effective Date of the Plan.

      (B) NEW COMMON SHARES.

    Under the Plan, the Reorganized Debtor shall issue up to 10,889,180 million New Common Shares to holders of Allowed Class 2 Claims (subject to rounding to account for fractional shares, as described in section 5.3.3). The New Common Shares shall represent shares of beneficial interest in the Reorganized Debtor and the terms and conditions of the New Common Shares shall be as provided in the Amended and Restated Declaration of Trust, and as provided by applicable law. Each New Common Share shall have a par value of $1.00. Certain matters relating to voting rights of holders of New Common Shares are described in section 5.5.

  3.4 Class 3 (Other Secured Claims).

  The Class 3 Claims are impaired under the Plan. To the extent not previously paid, all Allowed Class 3 Claims will be (at the option of the Reorganized Debtor with the consent of the Senior Noteholders): (a) paid in full, in Cash on the Effective Date (or as soon as practicable after the date on which any such Claim is allowed if the date of allowance is later than the Effective
Date); (b) paid upon such other less favorable terms as may be mutually agreed upon by the Reorganized Debtor and the holder of such Claim; or (c) reinstated and paid or performed by the Reorganized Debtor in accordance with section 1124 of the Bankruptcy Code, or the legal, equitable and contractual rights to which such Claim entitles the holder of such Claim shall be left unaltered.

  3.5 Class 4 (Unsecured Claims).

  The Class 4 Claims are impaired under the Plan. Each holder of a Class 4 Claim shall receive on the Effective Date, or as soon thereafter as the Claim becomes an Allowed Claim, whichever is later, Cash equal to the amount of such Allowed Class 4 Claim unless the holder of such Claim agrees to a less favorable treatment.

  3.6 Class 5 (Outstanding Common Shares).

  The Class 5 Interests are impaired under the Plan. If holders of Allowed Class 5 Interests vote to accept the Plan in accordance with section 1126(d) of the Bankruptcy Code, then each holder of an Allowed Class 5 Interest shall retain its existing Outstanding Common Shares, subject to a reverse stock split and the issuance of New Common Shares to holders of Allowed Class 2 Claims, after which holders of Allowed Class 5 Interests will hold shares representing 3% in the aggregate of the Shares. If holders of Class 5 Interests do not vote to accept the Plan in accordance with section 1126(d) of the Bankruptcy Code, no distributions shall be made under the Plan on account of Interests of holders of Outstanding Common Shares by the Debtor or from property of the Debtor, and all Interests in Class 5 and the Outstanding Common Shares shall be cancelled and extinguished.

  3.7 Class 6 (Outstanding Stock Rights).

  The Class 6 Interests are impaired under the Plan. The Outstanding Stock Rights will be canceled and no distributions shall be made to holders of Outstanding Stock Rights under the Plan. Each of the holders of an Interest in Class 6 shall receive or retain no property under the Plan on account of such Interest.

                                   ARTICLE IV

             TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

  4.1 Assumption.

  Unless previously assumed or rejected by order of the Bankruptcy Court pursuant to section 365 of the Bankruptcy Code, as of the Effective Date, the Reorganized Debtor shall assume, pursuant to section 365 of the Bankruptcy Code, each of the executory contracts and leases of the Debtor that are not rejected under section 4.3 including the executory contracts and leases that are identified in Exhibit E. The Debtor reserves the right at any time prior to the hearing on Confirmation, with the consent of the Senior Noteholders, to amend Exhibit E either to: (a) delete any executory contract or lease listed therein and provide for its rejection pursuant to section 4.3 hereof or (b) add any executory contract or lease to Exhibit E, thus providing for its assumption (or assumption and assignment) pursuant to this section 4.1. The Debtor shall provide notice of any amendment to Exhibit E to the parties to the executory contract or lease affected thereby. The Confirmation Order shall constitute an order of the Bankruptcy Court approving all such assumptions described in this section 4.1, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date.

  4.2 Cure Payments.

  Any monetary defaults under each executory contract and lease to be assumed under the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code in either of the following ways: (1) by payment of the default amount in Cash on the Effective Date; or (2) by payment of the default amount on such other terms as agreed to by the Reorganized Debtor and the non-Debtor parties to such executory contract or lease. In the event of a dispute regarding (i) the amount or timing of any cure payments, (ii) the ability of the Reorganized Debtor to provide adequate assurance of future performance under the contract or lease to be assumed or (iii) any other matter pertaining to assumption (or assumption and assignment) of the contract or lease to be assumed, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final Order resolving the dispute and approving assumption.

  4.3 Rejection.

  Unless previously assumed or rejected by order of the Bankruptcy Court pursuant to section 365 of the Bankruptcy Code, on the Effective Date, all documents, agreements, contracts and leases listed on Exhibit F shall be rejected, to the extent, if any, that any of the foregoing constitute executory contracts or unexpired leases, and without conceding or admitting that they constitute executory contracts or unexpired leases or that the Debtor has any liability thereunder. The Debtor reserves the right at any time prior to the hearing on Confirmation, with the consent of the Senior Noteholders, to amend Exhibit F either to: (a) delete any contract or lease listed therein and provide for its assumption pursuant to section 4.1 or (b) add any contract or lease to Exhibit F, thus providing for its rejection pursuant to this section
4.3. The Debtor shall provide notice of any amendment of Exhibit F to the parties to the contract or lease affected thereby.

  The Confirmation Order shall constitute an Order of the Bankruptcy Court approving all such rejections pursuant to section 365 of the Bankruptcy Code as of the Effective Date. Any Claim for damages arising from the rejection under the Plan of an executory contract or unexpired lease must be Filed within thirty (30) days after the mailing of notice of the entry of the Confirmation Order or be forever barred and unenforceable against the Debtor, its Estate, the Reorganized Debtor and its properties and barred from receiving any distribution under the Plan on account of such Claim.

                                   ARTICLE V

               MEANS FOR EXECUTION AND IMPLEMENTATION OF THE PLAN

  5.1 Cancellation of Outstanding Securities and Related Agreements.

  Except as expressly provided in the Plan or in the Confirmation Order, on the Effective Date, the Outstanding Securities, the Outstanding Note Indenture, the Outstanding Collateral Agreement, the Outstanding Pledge Agreement, the Prior Plan, the Outstanding Stock Rights and all obligations of the Debtor under any of the foregoing, shall be terminated and canceled.

  5.2 New Plan Securities and New Indenture.

  On or before the Effective Date, the Reorganized Debtor, the New Indenture Trustee, and the New Collateral Agent shall have executed the New Note Indenture and the New Collateral Documents, as applicable. On the Effective Date or as soon as practicable thereafter, the Reorganized Debtor and each holder of Allowed Class 2 Claims receiving 5% or more of the New Common Shares or the New Notes shall be entitled to execute and deliver the Registration Rights Agreement. All of the documents described in this paragraph shall become effective and binding on the Reorganized Debtor on and as of the Effective Date. On and after the Effective Date, the Reorganized Debtor shall issue the New Plan Securities in accordance with this Article V.

  5.3 Distribution of Property Under the Plan.

    5.3.1 DISTRIBUTION DATE.

    Subject to the provisions of this section 5.3, and except as otherwise provided herein, property to be distributed to an impaired class (a) shall be distributed on or as soon as practicable after the Effective Date to each holder of an Allowed Claim or an Allowed Interest of that class that is an Allowed Claim or Allowed Interest as of the Effective Date, and (b) shall be distributed to each holder of an Allowed Claim or an Allowed Interest of that class that is allowed after the Effective Date, to the extent allowed, as soon as practicable after such Claim or Interest becomes an Allowed Claim or Allowed Interest. Property to be distributed under the Plan to a class that is not impaired or on account of a Claim of a kind described in Bankruptcy Code section 507(a)(1) or Class 2 Expense Claims shall be distributed on the latest of (i) the later of the two dates specified in the preceding sentence and (ii) the date on which the distribution to the holder of the Allowed Claim would have been due and payable under the terms of the Allowed Claim in the absence of the Reorganization Case.

    5.3.2 HOLDERS OF OUTSTANDING SECURITIES ENTITLED TO RECEIVE
  DISTRIBUTIONS.

    Any distribution under the Plan on account of an Allowed Claim under or evidenced by Outstanding Notes shall be made to the holders of record of such Outstanding Notes as of the Effective Date. At the close of business on the Effective Date, the transfer ledgers for the Outstanding Notes shall be closed, and there shall be no further changes in the record holders of the Outstanding Notes. The Debtor, the Reorganized Debtor, the Outstanding Indenture Trustee shall have no obligation to recognize any transfer of the Outstanding Notes occurring on or after the Effective Date. The Debtor, the Reorganized Debtor, and the Outstanding Indenture Trustee shall be entitled instead to recognize and deal for all purposes hereunder with only those record holders stated on the transfer ledgers for the Outstanding Notes, as of the close of business on the Effective Date.

    5.3.3 FRACTIONAL INTERESTS.

    The calculation of the percentage distribution of New Plan Securities to be made to holders of certain Allowed Claims as provided elsewhere in the Plan may mathematically entitle the holder of such an Allowed Claim to a fractional interest in one or more of such New Plan Securities. Notwithstanding such entitlement, New Notes to be issued under the Plan shall be issued and distributed only in denominations of $1,000 and integral multiples thereof, and only whole New Common Shares shall be issued and distributed. For purposes of applying the following two paragraphs, the holders of Allowed Claims under or evidenced by Outstanding Notes shall, in the case of Outstanding Notes held in street name, mean the beneficial holders thereof as of the Effective Date.

      (A) NEW NOTES.

    All New Notes that would have been distributed under the Plan in denominations of less than $1,000 but for the preceding paragraph, shall be aggregated into New Notes having denominations of $1,000 or integral multiples thereof. On the Effective Date or as soon thereafter as is practicable, the Disbursing Agent shall sell for Cash such aggregated New Notes in such manner and over such period of time as the Disbursing Agent considers appropriate to reasonably assure the maximization of the sale value of such New Notes. Upon the completion of such sales, the Disbursing Agent shall distribute the net proceeds thereof to the holders of the respective Allowed Claims ratably, in direct proportion to their respective interests in the New Notes to be sold. Notwithstanding the foregoing provisions of this section 5.3.3, if the aggregation (in accordance with this section 5.3.3) of New Notes results in a principal amount that is not $1,000 or an integral multiple thereof, such principal amount shall be rounded up to the next such integral multiple of $1,000 of New Notes and the principal amount of such New Notes so rounded up shall be sold by the Disbursing Agent as provided in this section 5.3.3.

      (B) NEW COMMON SHARES.

    The number of New Common Shares to be received by a holder of an Allowed Claim shall be rounded to the next greater or lower integer of shares as follows: (a) fractions of 1/2 or greater shall be rounded to the next greater whole number and (b) fractions of less than 1/2 shall be rounded to the next lower integer. The total number of New Common Shares to be distributed to a class of Claims shall be adjusted as necessary to account for the rounding provided for in this section 5.3.3(b). No consideration shall be paid in lieu of fractional shares that are rounded down.

    5.3.4 PRO RATA DISTRIBUTION.

    Except as otherwise provided herein, the property to be distributed to Class 2 under the Plan shall be divided Pro Rata among the holders of Allowed Claims of such class. Solely for the purpose of applying the definition of "Pro Rata" to the distributions within such class, the amount of the Allowed Claims in Class 2 shall be determined as of the Effective Date, based on outstanding principal amounts of the Outstanding Notes, without including any accrued and unpaid interest and shall exclude the Class 2 Expense Claims.

    5.3.5 DISBURSING AGENT.

    The Reorganized Debtor, or such other Entity or Entities as the Reorganized Debtor may employ, subject to the reasonable consent of the Senior Noteholders, shall act as Disbursing Agents under the Plan and make all distributions required under the Plan. Any Disbursing Agent may employ or contract with other Entities to assist in or perform the distribution of property under the Plan. Unless otherwise determined by the Reorganized Debtor, each Disbursing Agent shall serve without bond. Each third party Disbursing Agent shall receive, without further Bankruptcy Court approval, reasonable compensation for distribution services rendered pursuant to the Plan and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services from the Reorganized Debtor on terms agreed to with the Reorganized Debtor.

    5.3.6 DISPUTED CLAIMS OR INTEREST.

    Notwithstanding any other provisions of the Plan, no payments or distributions shall be made on account of any Disputed Claim or Interest until such Claim or Interest becomes an Allowed Claim or Interest, and then only to the extent that it becomes an Allowed Claim or Interest.

    5.3.7 MANNER OF PAYMENT UNDER THE PLAN.

    Cash payments made pursuant to the Plan shall be in U.S. dollars by checks drawn on a domestic bank selected by the Reorganized Debtor, or by wire transfer from a domestic bank, at the Reorganized Debtor's option, except that payments made to foreign trade creditors holding Allowed Claims may be paid, at the option of the Reorganized Debtor in such funds and by such means as are necessary or customary in a particular foreign jurisdiction. Distributions of Cash pursuant to section 3.3.1.(a) shall be made by mail as set forth above or, upon request of a holder of an Allowed Class 2 Claim, by wire transfer in accordance with written instructions received therefrom.

    5.3.8 SURRENDER OF INSTRUMENTS.

      (A) REQUIREMENTS TO SURRENDER OR DELIVER INSTRUMENTS OR DOCUMENTS.

    As a condition to the receipt of any distribution under the Plan: (i) a holder of an Outstanding Note shall deliver to the Outstanding Indenture Trustee or its designee such transaction instructions or other documents of transfer or exchange as the Outstanding Indenture Trustee shall request; and (ii) a holder of a document or instrument of the Debtor other than an Outstanding Note shall surrender the document or instrument to the Disbursing Agent or its designee. However, holders of the Outstanding

  Common Shares are not required to surrender such document or instrument. Prior to the Effective Date, each holder of a document or instrument will receive specific instructions regarding the time and manner in which the document or instrument is to be surrendered or delivered. Immediately upon the Effective Date and until such surrender or delivery, such document or instrument will be deemed canceled and represent only the right to receive the distributions to which the holder is entitled under the Plan.

      (B) LOST, STOLEN, MUTILATED OR DESTROYED INSTRUMENTS.

    Any bond, debenture, share of stock, other security or note, whether or not a security (collectively "Instruments"), or transaction instruction, that is lost, stolen, mutilated or destroyed shall be deemed surrendered when the holder of a Claim or Interest based thereon delivers to the Outstanding Indenture Trustee, or Disbursing Agent or their respective designee, (i) evidence satisfactory to the Outstanding Indenture Trustee, Disbursing Agent or designee of the loss, theft, mutilation or destruction of such Instrument or (ii) such security or indemnity as may be required by the Outstanding Indenture Trustee, Disbursing Agent or designee to save each of them harmless with respect thereto.

      (C) EFFECT OF FAILURE TO SURRENDER OR DELIVER INSTRUMENTS OR
    DOCUMENTS.

    Any holder of an Instrument of the Debtor that fails to surrender or deliver or be deemed to have surrendered or delivered the Instrument or relevant transaction instruction or other document within two years after the Effective Date shall be forever barred from receiving any distribution under the Plan. In such cases, any property held for distribution on account of a Claim or Interest based on such Instrument shall become property of the Reorganized Debtor in the manner provided in section 5.3.10(b)(2) for unclaimed distributions. To the extent that any such property is held by a Disbursing Agent other than the Reorganized Debtor, such Disbursing Agent shall return such property to the Reorganized Debtor.

    5.3.9 DELIVERY OF DISTRIBUTIONS AND UNDELIVERABLE OR UNCLAIMED
  DISTRIBUTIONS.

      (A) DELIVERY OF DISTRIBUTIONS IN GENERAL.

    Except as provided below in this section 5.3.9 for undeliverable distributions, distributions to holders of Allowed Claims and Allowed Interests shall be distributed by mail as follows: (a) except in the case of the holder of an Instrument for which there is an indenture trustee or stock transfer agent, (1) to the addresses set forth on the respective proof of claim or interest filed by such holders; (2) to the addresses set forth in any written notices of address changes delivered to the Disbursing Agent(s) after the date of any related proof of claim or interest; or (3) to the address reflected on the Schedules if no proof of claim or interest is Filed and the Disbursing Agent(s) have not received a written notice of a change of address; and (b) in the case of the holder of an Instrument for which there is an indenture trustee or stock transfer agent, to the latest mailing address maintained of record by the pertinent indenture trustee, security registrar or stock transfer agent, or, if no mailing address is maintained of record, to the pertinent indenture trustee, security registrar or stock transfer agent.

      (B) UNDELIVERABLE DISTRIBUTIONS.

        (1) HOLDING AND INVESTMENT OF UNDELIVERABLE PROPERTY.

    If the distribution to the holder of a Claim or Interest is returned to a Disbursing Agent as undeliverable, no further distribution shall be made to such holder unless and until the Reorganized Debtor or the applicable Disbursing Agent is notified in writing of such holder's then current address. Subject to section 5.3.9(b)(2), undeliverable distributions shall remain in the possession of the applicable Disbursing Agent pursuant to this section 5.3.9 until such times as a distribution becomes deliverable.

    Unclaimed Cash (including interest, dividends and other consideration, if any, distributed on or received for undeliverable New Plan Securities) shall be held in trust in a segregated bank account in the name of the applicable Disbursing Agent for the benefit of the potential claimants of such funds, and shall be accounted for separately. Such funds shall be held in interest-bearing accounts to the extent practicable, and the parties entitled to such funds shall be entitled to any interest earned on such funds. Undeliverable New Plan Securities shall be held in trust for the benefit of the potential claimants of such securities by the applicable Disbursing Agent in principal amount of notes and in number of shares sufficient to fund the unclaimed amounts of such securities, and shall be accounted for separately.

        (2) DISTRIBUTION OF UNDELIVERABLE PROPERTY AFTER IT BECOMES DELIVERABLE AND FAILURE TO CLAIM UNDELIVERABLE PROPERTY.

    Within thirty (30) days after the end of each calendar quarter following the Effective Date, the applicable Disbursing Agents shall make distributions of property that has become deliverable during the preceding quarter. Each such distribution shall include any dividends, interest payments or other distributions made on account of the distributed property.

    Any holder of an Allowed Claim or Allowed Interest who does not assert a claim for an undeliverable distribution held by a Disbursing Agent within one (1) year after the Effective Date shall no longer have any claim to or interest in such undeliverable distribution, and shall be forever barred from receiving any distributions under the Plan. In such cases any property held for distribution on account of such Allowed Claims or Allowed Interests shall be returned to and/or retained by the Reorganized Debtor, as follows: (1) any Cash shall be the property of the Reorganized Debtor, free from any restrictions thereon; (2) any New Notes shall be canceled; and (3) any New Common Shares reserved for issuance shall be held by the Reorganized Debtor as unrestricted treasury shares. Nothing contained in the Plan shall require the Debtor, the Reorganized Debtor or any Disbursing Agent to attempt to locate any holder of an Allowed Claim or an Allowed Interest.

    5.3.10 COMPLIANCE WITH TAX REQUIREMENTS.

    In connection with the Plan, to the extent applicable, each Disbursing Agent shall comply with all withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Plan shall be subject to such withholding and reporting requirements.

    5.3.11 SETOFFS.

    The Reorganized Debtor may, but shall not be required to, setoff against any Allowed Claim and the distributions to be made pursuant to the Plan on account of such Allowed Claim, claims of any nature that the Debtor or the Reorganized Debtor may have against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim against the Debtor or the Reorganized Debtor shall constitute a waiver or release by the Debtor or the Reorganized Debtor of any claim that the Debtor or the Reorganized Debtor may possess against such holder.

  5.4 Revesting of Assets.

  Except as otherwise provided in any provision of the Plan, on the Effective Date, all property of the Estate of the Debtor shall revest in the Reorganized Debtor, free and clear of all Claims, liens, encumbrances and other interests of holders of Claims and Interests. From and after the Effective Date, the Reorganized Debtor may operate its business and use, acquire and dispose of property and settle and compromise Claims or Interests without supervision by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan, the Confirmation Order, the New Note Indenture and the New Collateral Documents, and any document, agreement or instrument delivered in connection therewith.

  5.5 Amended and Restated Declaration of Trust; Indemnification.

  On the Effective Date, the Reorganized Debtor shall adopt the Amended and Restated Declaration of Trust pursuant to section 8-501 of title 8 of the Corporations and Associations Law article of the Annotated Code of Maryland and section 1123(a)(5)(I) and (b)(5) of the Bankruptcy Code. The Amended and Restated Declaration of Trust will, inter alia: (i) authorize the issuance of the New Common Shares; (ii) continue to prohibit the issuance of nonvoting equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code. Pursuant to the Amended and Restated Declaration of Trust and other relevant agreements, and notwithstanding any other term or provision of the Plan to the contrary, the Reorganized Debtor shall indemnify and hold harmless its current and former officers, trustees and employees to the fullest extent permitted by applicable law with respect to any such officer's, trustee's or employee's acts, conduct and omissions whether arising before or after the Petition Date; and (iii) impose certain transfer restrictions. Upon
(i) Confirmation of the Plan, (ii) the occurrence of the Effective Date and
(iii) the filing with the Maryland Secretary of State of the Amended and Restated Declaration of Trust, the Amended and Restated Declaration of Trust will become effective.

  5.6 Management of the Reorganized Debtor.

    5.6.1 OFFICERS AND TRUSTEES.

    The initial Board of Trustees of the Reorganized Debtor shall consist of seven members, including (a) the Chief Executive Officer of the Reorganized Debtor, (b) one member designated by Mutual Series Fund, Inc., and (c) five members designated by the Senior Noteholders. The members of the initial Board of Trustees shall be identified at or prior to the hearing on Confirmation of the Plan. Such persons shall be deemed elected to the Board of Trustees, and such elections shall be deemed effective as of the Effective Date, without any requirement of further action by shareholders or trustees of the Debtor or the Reorganized Debtor. The persons identified as such in the Disclosure Statement will serve as the initial officers of the Reorganized Debtor as of the Effective Date. Subject to any requirement of Bankruptcy Court approval under section 1129(a)(5) of the Bankruptcy Code, those persons designated as trustees and officers of the Reorganized Debtor shall assume their offices as of the Effective Date and shall continue to serve in such capacities thereafter, pending further action of the Board of Trustees or shareholders of the Reorganized Debtor in accordance with the Amended and Restated Declaration of Trust and applicable state law.

  5.7 Objections to Claims or Interests.

  Except as otherwise provided, applications of professionals for compensation and reimbursement of expenses under section 3.1.3(b), and except as otherwise ordered by the Bankruptcy Court after notice and a hearing, objections to Claims or Interests, including Administrative Claims, or to requests for payment of Class 2 Expense Claims, shall be Filed and served upon the holder of such Claim, Interest or Administrative Claim, the Outstanding Indenture Trustee, or other relevant party as applicable, not later than the later of (a) ninety (90) days after the Effective Date, and (b) ninety (90) days after a proof of claim or interest or request for payment of such Claim, Interest, Administrative Claim or Class 2 Expense Claims is timely Filed, unless this period is extended by the Bankruptcy Court. After the Effective Date, the Reorganized Debtor shall have the exclusive right to object to Claims, Interests or Class 2 Expense Claims.

  5.8 Discharge of Debtor and Injunction.

  Except as otherwise provided in this Plan, the rights afforded in the Plan and the treatment of all Claims and Interests herein shall be in exchange for and in complete satisfaction, discharge and release of all Claims and Interests of any nature whatsoever, including any interest accrued on such Claims from and after the Petition Date, against the Debtor and the Debtor in Possession, or any of their assets or properties. Except as otherwise provided in the Plan or the Confirmation Order: (i) on the Effective Date, the Debtor shall be deemed discharged and released to the fullest extent permitted by section 1141 of the Bankruptcy Code from all Claims and Interests, including, but not limited to, demands, liabilities, Claims and Interests that arose before the Confirmation Date and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not: (a) a proof of claim or proof of interest based on such debt or Interest is Filed or deemed Filed pursuant to section 501 of the Bankruptcy Code, (b) a Claim or Interest based on such debt or Interest is allowed pursuant to section 502 of the Bankruptcy Code or (c) the holder of a Claim or Interest based on such debt or Interest has accepted the Plan; and (ii) all Entities shall be precluded from asserting against the Reorganized Debtor, its successors or its assets or properties any other or further Claims or Interests based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date. Except as otherwise provided in the Plan or the Confirmation Order, the Confirmation Order shall act as a discharge of any and all Claims against and all debts and liabilities of the Debtor, as provided in sections 524 and 1141 of the Bankruptcy Code, and such discharge shall void any judgment against the Debtor at any time obtained to the extent that it relates to a Claim discharged.

  Except as otherwise provided in the Plan or the Confirmation Order, on and after the Effective Date, all Entities who have held, currently hold or may hold a debt, Claim or Interest discharged pursuant to the terms of the Plan are permanently enjoined from taking any of the following actions on account of any such discharged debt, Claim or Interest: (1) commencing or continuing in any manner any action or other proceeding against the Debtor, the Reorganized Debtor, their successors or their respective property; (2) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtor, the Reorganized Debtor, their successors or their respective property; (3) creating, perfecting or enforcing any lien or encumbrance against the Debtor, the Reorganized Debtor, their successors or their respective property; (4) asserting any setoff, right of subrogation or recoupment of any kind against any obligation due to the Debtor, the Reorganized Debtor, their successors or their respective property; and (5) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan or the Confirmation Order. Any Entity injured by any willful violation of such injunction shall recover actual damages, including costs and attorneys' fees, and, in appropriate circumstances, may recover punitive damages, from the willful violator.

  5.9 No Liability for Solicitation or Participation.

  As specified in section 1125(e) of the Bankruptcy Code, Entities that solicit acceptances or rejections of the Plan and/or that participate in the offer, issuance, sale or purchase of securities offered or sold under the Plan, in good faith and in compliance with the applicable provisions of the Bankruptcy Code, are not liable, on account of such solicitation or participation, for violation of any applicable law, rule or regulation governing the solicitation of acceptances or rejections of the Plan or the offer, issuance, sale or purchase of securities.

  5.10 Limitation of Liability.

  Neither the Debtor, the Debtor in Possession, the Reorganized Debtor, the Senior Noteholders, the creditors' committee under the Prior Plan, nor any of their employees, officers, trustees, members, agents or representatives, nor any professional Entities employed by any of them shall have or incur any liability to any Entity for any act taken or omission made in good faith in connection with or related to formulating, implementing, confirming or consummating the Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with the Plan.

  5.11 Other Documents and Actions.

  The Debtor, the Debtor in Possession and the Reorganized Debtor may execute such documents and take such other action as is necessary to effectuate the transactions provided for in the Plan.

  5.12 Authorized Actions.

  The issuance of New Common Shares and New Notes, the adoption of the Amended and Restated Declaration of Trust, the selection of the persons who will serve as the initial trustees and officers of the Reorganized Debtor as of the Effective Date, the execution of the New Note Indenture, the New Collateral

Documents, the adoption of the other matters under the Plan involving the corporate structure of the Debtor or the Reorganized Debtor or corporate action by the Debtor or the Reorganized Debtor shall be deemed to have occurred and be effective on and after the Effective Date without any requirement of further action by shareholders or trustees of the Debtor or the Reorganized Debtor. Without limiting the foregoing, upon entry of the Confirmation Order by the clerk of the Bankruptcy Court, the filing by the Debtor or the Reorganized Debtor of the Amended and Restated Declaration of Trust shall be authorized and approved in all respects. On the Effective Date or as soon thereafter as is practicable, pursuant to applicable state law, the Reorganized Debtor shall file with the applicable state governmental agencies or offices the Amended and Restated Declaration of Trust.

  5.13 Releases.

  In consideration for the distributions to be made under the Plan and the releases provided for herein, and in order to protect the Reorganized Debtor from Claims for contribution or indemnity relating to pre-Effective Date acts or omissions, as of the Effective Date: (i) the creditors' committee formed under the Prior Plan, each holder of a Claim or Interest, and each of the officers, directors, employees, members and professionals of such committee or holder, shall be released from any Released Claims that the Debtor may have against any of them (the "Debtor Release"); (ii) the Debtor, the Reorganized Debtor, the creditors' committee under the Prior Plan, the Senior Noteholders, and their respective officers, directors, employees, members and professionals (collectively, the "Debtor Releasees") shall be released from any Released Claims that any holder of a Claim or Interest may have against any of the Debtor Releasees; and (iii) the Debtor Releasees also shall be released from any and all actions, causes of action, claims, liabilities, demands and obligations of any kind or nature whatsoever that the Debtor, the Reorganized Debtor, the Debtor's Estate or any holder of a Claim or Interest may have against any of the Debtor Releasees that is based upon or that arises out of any alleged act or omission by any of the Debtor Releasees that is related to the Debtor, including, without limitation, the Reorganization Case, the Outstanding Notes, the Outstanding Collateral Agreement, the Prior Plan, the Outstanding Common Shares, the Outstanding Stock Rights or any of the Claims or Interests in the Reorganization Case, provided, however, that this release shall not apply to Excluded Claims against the Debtor (the release described in subparagraphs (ii) and (iii) is hereinafter referred to as the "Creditor/Shareholder Release") and no holder of a Claim shall be released until such Claim is allowed. Notwithstanding the foregoing, to the extent that a holder of a Claim or Interest elects not to grant a Creditor/Shareholder Release and receive a Debtor Release, such holder may make such election by indicating its election to opt out of such releases in the space provided for such election on the ballot for accepting or rejecting the Plan. If a holder makes such election, the Creditor/Shareholder Release shall not be enforceable against such holder, and such holder shall not be released under the Debtor Release.

  5.14 Retiree Benefits.

  On and after the Effective Date, to the extent required by section 1129(a)(13) of the Bankruptcy Code, the Reorganized Debtor shall continue to pay all retiree benefits (if any), as the term "retiree benefits" is defined in section 1114(a) of the Bankruptcy Code, maintained or established by the Debtor prior to the Confirmation Date.

                                   ARTICLE VI

                                  CONFIRMATION

  6.1 Confirmation.

  The Debtor requests Confirmation of the Plan under section 1129(a) and section 1129(b) of the Bankruptcy Code if any impaired class does not accept the Plan pursuant to section 1126 of the Bankruptcy Code, subject to the consent of the Senior Noteholders. The Debtor reserves the right to modify the Plan, subject to the consent of the Senior Noteholders, to the extent, if any, that Confirmation of the Plan under section 1129(b) of the Bankruptcy Code requires modification.

                                  ARTICLE VII

                   CONFIRMATION AND EFFECTIVE DATE CONDITIONS

  7.1 Conditions to Effective Date.

  The Plan shall not be consummated and the Effective Date shall not occur unless and until each of the following conditions has been satisfied or duly waived as specified below:

    7.1.1 The Plan has been accepted by the requisite holders of Claims in Class 2 pursuant to section 1126 of the Bankruptcy Code;

    7.1.2 The Clerk of the Bankruptcy Court has entered the Confirmation Order, in form and substance satisfactory to the Debtor and to the Senior Noteholders and unless otherwise agreed to by the Senior Noteholders, such order shall have become a Final Order;

    7.1.3 No court shall have entered an order modifying or staying the enforcement of the Confirmation Order or any such stay shall have been vacated;

    7.1.4 The New Note Indenture shall have been qualified under the Trust Indenture Act of 1939, as amended, and no stop order shall have been issued with respect thereto; and

    7.1.5 The New Note Indenture and the New Collateral Documents shall have been executed and delivered by the Reorganized Debtor and each of its subsidiaries, and the New Indenture Trustee.

    7.1.6 All other material documents, instruments or agreements including, without limitation, the Amended and Restated Declaration of Trust shall have been executed and delivered by the parties thereto and become effective.

  7.2 Waiver of Conditions to the Effective Date.

  The Debtor, with the consent of the Senior Noteholders, may waive any of the conditions to the Effective Date.

                                  ARTICLE VIII

                           RETENTION OF JURISDICTION

  8.1 Retention of Jurisdiction.

  Notwithstanding the entry of the Confirmation Order or the occurrence of the Effective Date, the Bankruptcy Court shall retain such jurisdiction over the Reorganization Case after the Effective Date as is legally permissible, including, without limitation, jurisdiction to:

    8.1.1 Allow, disallow, determine, liquidate, classify or establish the priority or secured or unsecured status of or estimate any Claim or Interest, including, without limitation, the resolution of any request for payment of any Administrative Claim or Class 2 Expense Claim and the resolution of any and all objections to the allowance or priority of Claims or Interests;

    8.1.2 Grant or deny any and all applications for allowance of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or the Plan, for periods ending on or before the Effective Date;

    8.1.3 Resolve any motions pending on the Effective Date to assume, assume and assign or reject any executory contract or unexpired lease to which the Debtor is a party or with respect to which the Debtor may be liable and to hear, determine and, if necessary, liquidate, any and all Claims arising therefrom;

    8.1.4 Ensure that distributions to holders of Allowed Claims and Allowed Interests are accomplished pursuant to the provisions of the Plan;

    8.1.5 Decide or resolve any and all applications, motions, adversary proceedings, contested or litigated matters and any other matters or grant or deny any applications involving the Debtor that may be pending on the Effective Date;

    8.1.6 Enter such orders as may be necessary or appropriate to implement or consummate the provisions of the Plan and all contracts, instruments, releases and other agreements or documents created in connection with the Plan or the Disclosure Statement;

    8.1.7 Resolve any and all controversies, suits or issues that may arise in connection with consummation of the Plan;

    8.1.8 Modify the Plan before or after the Effective Date pursuant to section 1127 of the Bankruptcy Code, or to modify the Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with the Plan or the Disclosure Statement in accordance with section 1127 of the Bankruptcy Code; or remedy any defect or omission or reconcile any inconsistency in any Bankruptcy Court order, the Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with the Plan or the Disclosure Statement, in such manner as may be necessary or appropriate to consummate the Plan, to the extent authorized by the Bankruptcy Code;

    8.1.9 Issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any entity with consummation or enforcement of the Plan;

    8.1.10 Enter and implement such orders as are necessary or appropriate if the Confirmation Order is for any reason modified, stayed, reversed, revoked or vacated; and

    8.1.11 Enter an Order on a Final decree closing the Reorganization Case.

  If the Bankruptcy Court abstains from exercising jurisdiction or is otherwise without jurisdiction over any matter arising out of the Reorganization Case, including without limitation the matters set forth in this Article VIII, this
Article VIII shall have no effect upon and shall not control, prohibit or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

  9.1 Exemption from Transfer Taxes.

  Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of notes or equity securities under the Plan, the creation of any mortgage, deed of trust or other security interest or collateral assignment of mortgage, deed of trust or other security interest, the making or assignment of any lease or sublease, the amendment of any of the foregoing that may exist prior to the date hereof, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan or in connection with any of the transactions contemplated under the Plan shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax.

  9.2 Application of Distributions.

  If the distributions of property and interests in property hereunder on account of any Allowed Claim are less than the aggregate amount of principal and accrued but unpaid interest payable under the agreement governing, instrument evidencing or other document relating to such Allowed Claim, such distributions shall be applied first to principal and then to accrued but unpaid interest.

  9.3 Dissolution of Committees.

  On the Effective Date, any statutory committees of Creditors or Interest holders shall dissolve and the members of such committees shall be released and discharged from all further rights and duties arising from or related to the Reorganization Case. The professionals retained by any such committee and the members thereof shall not be entitled to compensation or reimbursement of expenses for any services rendered after the Effective Date, except for services rendered and expenses incurred in connection with any applications for allowance of compensation and reimbursement of expenses pending on the Effective Date or Filed after the Effective Date pursuant to section 3.1.

  9.4 Modification of the Plan.

  Subject to the restrictions on modifications to the Plan set forth in section 1127 of the Bankruptcy Code, the Debtor, subject to the approval of the Senior Noteholders, reserves the right to alter, amend or modify the Plan before its substantial consummation.

  9.5 Revocation of the Plan.

  The Debtor reserves the right to revoke or withdraw the Plan prior to the Confirmation Date, with the consent of the Senior Noteholders. If the Debtor revokes or withdraws the Plan, or if Confirmation does not occur or if the Plan does not become effective, then the Plan shall be null and void, and nothing contained in the Plan shall: (1) constitute a waiver or release of any Claims by or against, or any interests in, the Debtor; (2) constitute an admission of any fact or legal conclusion by the Debtor, the Debtor in Possession or any other Entity; or (3) prejudice in any manner the rights of the Debtor, the Debtor in Possession or any other Entity in any further proceedings involving the Debtor, the Debtor in Possession, or any other Entity.

  9.6 Successors and Assigns.

  The rights, benefits and obligations of any Entity named or referred to in the Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of such Entity.

  9.7 Saturday, Sunday or Legal Holiday.

  If any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

  9.8 Post-Effective Date Effect of Evidences of Claims or Interests.

  Except as otherwise expressly provided in the Plan, notes, bonds, stock certificates and other evidences of Claims against or Interests in the Debtor shall, effective upon the Effective Date, represent only the right to participate in the distributions contemplated by the Plan.

  9.9 Governing Law.

  Unless a rule of law or procedure is supplied by (i) federal law (including the Bankruptcy Code and Bankruptcy Rules), (ii) an express choice of law provision in any agreement, contract, instrument or document provided for, or executed in connection with, the Plan, or (iii) the Corporations and Associations Law article of the Annotated Code of Maryland, the rights and obligations arising under the Plan and any agreements, contracts, documents and instruments executed in connection with the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of California without giving effect to the principles of conflict of laws thereof.

  9.10 Severability of Plan Provisions.

  If prior to Confirmation any term or provision of the Plan that does not govern the treatment of Claims or Interests or the conditions to the Effective Date is held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court shall have the power, subject to the consent of the Senior Noteholders, to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

  9.11 No Admissions.

  Notwithstanding anything herein to the contrary, nothing contained in the Plan shall be deemed as an admission by the Debtor with respect to any matter set forth herein including, without limitation, liability on any Claim or the propriety of any Claims classification.

Dated:           , 1995

                                          Respectfully submitted,

                                          MORTGAGE AND REALTY TRUST

                                          By: _________________________________
                                            C.W. Strong, Jr., President

                                                                         ANNEX C

                 [Paste-Up Logo of Kenneth Leventhal & Company]

Mortgage and Realty Trust
Elkins Park, Pennsylvania

  This report sets forth a summary of the work performed by Kenneth Leventhal & Company ("KL") at the request of Mr. C. W. Strong, Jr., President, Mortgage and Realty Trust ("MRT"). The work performed included the procedures outlined in our engagement letter dated April 12, 1995 (Exhibit A). It is our understanding that the work performed by KL as summarized herein will be utilized by MRT in connection with a judicial restructuring of MRT. Accordingly, this report is intended solely for your use in connection with such judicial restructuring transaction and is not to be otherwise used, circulated, quoted or referred to in any manner. In addition, our letter of April 12, 1995 contains specific limitations with respect to the analytical procedures performed in connection with this engagement and is incorporated in its entirety by reference herein.

ENGAGEMENT APPROACH

  We obtained selected financial information prepared by MRT as of March 31, 1995. Utilizing this information, we selected 26 assets representing mortgage loans, investments, in substance foreclosure assets, and real estate equities owned. The selection was divided between the "West Coast" and "East Coast" portfolios and generally represented the assets with the highest dollar values in the portfolio. In addition, as summarized in Exhibit B to this report, the selection of assets included different portfolio classifications.

  For the assets selected as outlined above, the following procedures were performed:

  .  We obtained the most recent "Argus" property cash flow projections.

  . We obtained, where applicable, the most recent operating rent roll and other financial information.

  .  We obtained the most recent appraisals, where applicable and available.

  . We obtained the previous KL analytical procedures performed as of March 1993 and July 1994.

  . We discussed the current status of each selected asset with the respective MRT asset manager to determine loan status, property characteristics, current occupancy, existing market rental rates, new leases, current payoff discussions, asset sales, etc.

  . We reviewed limited market information including selected submarket information, if available.

  . We modified the MRT assumptions, as necessary, to conform to certain known current market conditions and our understanding of the assets.

  . We updated the valuation model prepared by KL in 1993 and 1994 utilizing current market and/or assumption modifications determined from the procedures outlined above. The valuation model utilizes a monthly discounting methodology whereby NOI and capital expenses are discounted on a monthly basis. This monthly methodology approximates a "mid-year" discounting convention.

  . We calculated estimated asset values on a going concern basis (as defined below).

  We believe that the procedures outlined above, when applied to 26 of the largest assets in the MRT portfolio, provide a sufficient mathematical basis for extrapolation of the values to the remaining portfolio in order to calculate a range of valuation on a going concern basis as defined below.

  The results of our procedures as outlined above are summarized in Exhibit B.

  You have requested that we determine the valuation of the portfolio on a going concern basis. The assumptions utilized by MRT and reviewed by us included expected collection of amounts due on mortgage loans and cash flows from operating properties. To determine a going concern valuation, the assumptions are predicated on the orderly collection and selected disposal of assets over a period of several years. The going concern valuation is not reflective of values which would result from a distressed sale, forced liquidation or disposition of the portfolio in a bulk sale or any other accelerated manner.

  In addition to the specific portfolio valuation procedures outlined above, you further requested that we approximate a range of valuation for the total enterprise as of March 31, 1995. Such enterprise valuation is presented in Exhibit C. The enterprise valuation as of March 31, 1995 utilizes the most recently available financial statements of MRT and adjusts for the portfolio analyses as determined above, and other modifications as summarized in the notes to Exhibit C included herein.

                                          Kenneth Leventhal & Company

May 15, 1995

- --------------------------------------------------------------------------------

                              SUMMARY OF EXHIBITS

- --------------------------------------------------------------------------------

A. Engagement Letter dated April 12, 1995

B. Book Balance and Valuation for Selected Assets and Extrapolated Values

C. Range of Enterprise Going Concern Value



                 [Paste-Up Logo of Kenneth Leventhal & Company]

                                                              EXHIBIT A (1 OF 3)

                       [Kenneth Leventhal & Company Logo]


April 12, 1995

Mr. C.W. Strong, Jr.
President
Mortgage and Realty Trust
3500 West Olive Avenue
Suite 600
Burbank, CA 91505-4628

Dear Mr. Strong:

  In accordance with your request, this letter sets forth our understanding and agreement with respect to the work Kenneth Leventhal & Company will perform in connection with the valuation of Mortgage and Realty Trust's investment portfolio, including mortgage loans, property acquired through foreclosure and held for sale, in-substance foreclosures, participating loans, amortizing loans, realty equities, real estate equities and investments in partnerships. Our work is being performed to update our previous work to assist MRT and its various interested creditor parties in determining an appropriate basis of valuation for a potential restructuring transaction. This letter summarizes the scope of services we will provide, project approach, engagement staffing, timing and estimated fees.

BACKGROUND AND OUR UNDERSTANDING

  Kenneth Leventhal & Company ("KL") is familiar with the Mortgage and Realty Trust ("MRT") portfolio as a result of a comprehensive due diligence project undertaken in early 1993 on behalf of a potential equity investor and individual asset valuations and an "Entity" valuation as of June 30, 1994 undertaken for MRT. At the time of the 1993 engagement, KL performed comprehensive due diligence of all assets in the MRT portfolio. The asset valuations as of June 30, 1994, updated the valuations for 26 of MRT's assets.

  It is our understanding that MRT desires assistance in determining valuations for the MRT portfolio (as described above) for the purposes of considering various restructuring alternatives. MRT, through its various financial advisors and in connection with its ongoing discussions with various creditor groups, has performed comprehensive analyses of their investment portfolio and certain other interim valuations have been performed by other outside consultants. It is contemplated that all previous data and information relative to the portfolio maintained by MRT will be made available to KL to assist them in performing the presently requested services.

  The valuation consulting services applied to the MRT portfolio as of June 30, 1994 will be updated to March 31, 1995. The valuation services to be provided will not constitute independent asset appraisals performed in accordance with standards established by the Appraisal Institute or other professional bodies. The procedures will be designed to determine an estimated range of value of the MRT portfolio on a going-concern basis, that is, on a basis that does not contemplate an accelerated liquidation, bulk sale of assets or other form of distressed sale. The procedures will also be designed to present a range of liquidation values for the MRT portfolio to approximate the amount that may be realized upon a current market accelerated liquidation.

                                                              EXHIBIT A (2 OF 3)
ENGAGEMENT APPROACH

  In consideration of the previous work performed by KL, this engagement will be designed to utilize all existing information to the fullest extent possible. The procedures of this engagement will be designed to update the June 30, 1994 values as of March 31, 1995 and will be substantially similar to those performed for the valuation as of June 30, 1994. This work will be conducted on the 26 assets previously valued. Any of those 26 assets which have been disposed of will be replaced by assets with the highest book value that were not previously tested.

  In summary, the procedures to be performed in connection with the 26 assets will include the following.

  .  Obtain the most recent "Argus" property cashflow projections.

  . Obtain the most recent operating rent rolls and other financial information.

  .  Obtain the most recent appraisals, where available.

  .  Obtain the previous KL portfolio analyses from March 1993 and June 30,
     1994.

  . Discuss the current status with the asset manager to determine loan status, foreclosure property characteristics, including current occupancy, existing market rental rates, new leases, current payoff discussions, asset sales, etc.

  . Review and update market information for the properties, including selected submarket information, if available.

  . Modify MRT assumptions, as necessary, to conform to current updated market conditions.

  . Update the valuation model prepared by KL in 1993 utilizing current market and/or assumption modifications determined from the procedures provided above.

  . Calculate estimated range of asset values on both a going-concern and liquidation value basis.

  We believe that the procedures outlined above, applied to 26 of the largest assets in the MRT portfolio, will provide a sufficient mathematical basis for extrapolation of characteristics to the remaining portfolio and, therefore, provide an acceptable basis for the calculation of appropriate valuation ranges on both the going-concern and liquidation basis.


  In addition to the specific valuation procedures outlined above, KL is prepared to assist both MRT and its creditor groups with further refinements to the valuation and other assistance which may be required in connection with the potential restructuring alternatives presently considered.

ENGAGEMENT STAFFING

  In light of the accelerated timetable mandated for this engagement, the project will be undertaken by KL personnel on the east coast and west coast simultaneously. Stephen G. Finn will serve as the overall engagement partner, assisted by Mr. Frederick Chin, the Director of KL's valuation practice in Los Angeles. Both Mr. Chin and Mr. Finn will be assisted by staff from KL's various offices.

  It is anticipated that the procedures outlined above will require approximately 30 to 45 business days to complete and, therefore, a date of May 31, 1995 is the projected completion date.

ESTIMATED FEES

  It is anticipated that the procedures outlined above will utilize, to a significant extent, data prepared by KL and MRT in connection with the previous portfolio analyses. Our work will also encompass a review of the portfolio updated valuation procedures performed by MRT to provide a basis for us to conclude the appropriateness of extrapolating the valuation characteristics of the 26 assets selected to the entire portfolio. The estimated fees to perform updated valuations of the 26 selected assets will be $2,000 per asset plus applicable out-of-pocket expenses. The total estimated fees for this update, exclusive of any professional services requested to comply with Bankruptcy or SEC reporting requirements, will be $50,000--$60,000.

                                                              EXHIBIT A (3 OF 3)

  As noted above, the engagement is being approached so as to permit modification or expansion of procedures to the entire portfolio, if considered necessary by MRT and its advisors. To the extent an expansion of procedures is considered necessary or additional tasks are required, supplemental letters of understanding will be prepared with appropriate estimates of fees and tasks described herein.

  It is understood that the work outlined herein is being performed at the request of MRT for their use in connection with discussions with various interested creditor groups. It is further understood that certain portions of KL's work product may be made available to MRT for use in their bankruptcy/SEC proxy filing. As the engagement progresses, KL will make periodic status reports to MRT. It is understood that the work undertaken by KL is of a confidential nature and will not be utilized by KL or communicated to any other parties without the express, written authorization from MRT.

  In addition to the valuation services outlined above, KL is available to assist MRT with implementation issues associated with "Fresh Start" accounting (FAS-SOP-90-7). This assistance may include allocation methodology for asset valuations or the determination of the "Fresh Start" Balance Sheet. Our charges for this additional assistance will be made at our standard billing rates, with a budget estimate, per task approved by you in advance.

  As noted above, KL may be called upon to present additional information, reports, consents, testimony, meetings and consultations in connection with the restructuring process currently under way. The charges outlined above to update our valuation do not attempt to estimate such restructuring process costs. To the extent services are requested outside the scope of the work contemplated above, we will 1) notify you and 2) bill such time at our normal standard rates of $80--$350 per hour.

  Either party may terminate this letter agreement at any time upon written notice, without liability or continuing obligation, except that neither the termination nor completion of this assignment shall affect: (a) any compensation earned by KL up to the date of termination or completion, as the case may be, or (b) the reimbursement of expenses incurred by KL up to the date of termination or completion, as the case may be.

  We appreciate the opportunity to be of continued service to Mortgage and Realty Trust and look forward to beginning this work immediately.

                                          Very truly yours,

                                          /s/ Stephen G. Finn
                                          -------------------------------------

                                          Stephen G. Finn

                                          of Kenneth Leventhal & Company

SGF/ld

cc: Frederick Chin

Accepted:

MORTGAGE AND REALTY TRUST

/s/ C.W. Strong, Jr.                    April 12, 1995
- -------------------------------------   ----------------------------------------
C.W. Strong, Jr.                        Date
President

                                                              EXHIBIT B (1 OF 2)
                           MORTGAGE AND REALTY TRUST
                 BOOK BALANCE AND VALUATION FOR SELECTED ASSETS
                            AND EXTRAPOLATED VALUES
                              AS OF MARCH 31, 1995

                                                                                          3/31/95       3/31/95    TOTAL PORTFOLIO
                                   3/31/95       3/31/95      3/31/95       3/31/95      ASSET PV     ASSET PV %     BOOK VALUE
 ASSET                     ASSET     BOOK     BOOK BALANCE    UPDATED      ASSET PV     PERCENTAGE       OF BV         3/31/95
  NO.     PROPERTY NAME    CODE    BALANCE    BY ASSET TYPE  VALUATION   BY ASSET TYPE OF BOOK VALUE BY ASSET TYPE  BY ASSET TYPE
 -----  ----------------   ----- ------------ ------------- ------------ ------------- ------------- ------------- ---------------
  594   Six Sentry            A  $    750,000               $    638,068                   85.08%
        Associates (1
        bldg)
  655   Pacesetter            A     8,867,030                  8,738,012                   98.54%
        Business
  658   Caltrans--            A    12,043,371                 10,176,887                   84.50%
        Freeway Corp.
        Park
  621   Lion Associates       A    16,608,233                 15,687,347                   94.46%
- ----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTALS FOR                        $ 38,268,634               $ 35,240,314                   92.09%      $ 59,077,108
        ASSET CODE A
- ----------------------------------------------------------------------------------------------------------------------------------
  641   Midis Property        B     6,251,012                  5,365,783                   85.84%
- ----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTALS FOR                           6,251,012                  5,365,783                   85.84%        18,048,800
        ASSET CODE B
- ----------------------------------------------------------------------------------------------------------------------------------
  452   Keewaydin             C     5,172,957                  3,216,785                   62.18%
  590   Berdon Plaza          C     7,547,467                  6,752,852                   89.47%
- ----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTALS FOR                          12,720,424                  9,969,637                   78.38%        34,416,865
        ASSET CODE C
- ----------------------------------------------------------------------------------------------------------------------------------
  609   Cascade Drive         D     7,862,638                  6,068,928                   77.19%
  639   East Bradford         D    10,612,663                  8,579,892                   80.85%
        Associates
- ----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTALS FOR                          18,475,301                 14,648,820                   79.29%        30,407,726
        ASSET CODE D
- ----------------------------------------------------------------------------------------------------------------------------------
  646   McLaughlin            E     4,296,330                  3,658,732                   85.16%
  421   Parkway Business      E     5,160,009                  3,302,134                   63.99%
        Center
  467   North County          E     5,845,086                  4,848,818                   82.96%
  647   Moreno Valley         E     5,899,121                  5,391,718                   91.40%
  574   Burtonsville          E     5,999,782                  5,061,194                   84.36%
        Commerce
  687   Six Sentry            E     6,537,739                  4,903,919                   75.01%
        Parkway (5
        bldgs)
  498   Junipers at           E     7,605,269                  8,591,887                  112.97%
        Yarmouth
  673   Arcade                E     7,650,833                  5,839,994                   76.33%
  643   Villa Del Cresta      E     9,022,369                  9,054,281                  100.35%
- ----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL FOR                           58,016,538                 50,652,677                   87.31%        72,641,217
        ASSET CODE E
- ----------------------------------------------------------------------------------------------------------------------------------
  563   Slauson Business      F     6,434,348                  2,694,681                   41.88%
        Center
  447   Riverside Center      F     7,641,272                  6,642,051                   86.92%
  558   Pinebrook             F     8,099,165                  3,918,719                   48.38%
        Business Center
  448   Stadium Towers        F     8,511,892                  3,821,480                   44.90%
  672   Paseo Padre           F    23,930,469                 21,896,218                   91.50%
- ----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTALS FOR                          54,617,146                 38,973,149                   71.36%        56,939,709
        ASSET CODE F
- ----------------------------------------------------------------------------------------------------------------------------------
  576   Keystone 1            G     4,769,853                  5,035,946                  105.58%
  591   Creekside Center      G     7,492,088                  6,489,692                   86.62%
        Associates
  630   Newark C & C          G     9,615,859                  7,354,002                   76.48%
        Associates
- ----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTALS FOR                          21,877,800                 18,879,640                   86.30%        26,511,072
        ASSET CODE G
- ----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTALS FOR ASSET                                             Overall Average Assumed = >    82.64%           642,206
        CODE H
- ----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTALS FOR ASSET                                             Overall Average Assumed = >    82.64%            25,392
        CODE I
- ----------------------------------------------------------------------------------------------------------------------------------
 TOTALS                          $210,226,855 $210,226,855  $173,730,020 $173,730,020      82.64%                   $298,710,095
- ----------------------------------------------------------------------------------------------------------------------------------


                            EXTRAPOLATED
 ASSET                      PORTFOLIO PV
  NO.     PROPERTY NAME     BY ASSET TYPE
 -----  ----------------    -------------
  594   Six Sentry
        Associates (1
        bldg)
  655   Pacesetter
        Business
  658   Caltrans--
        Freeway Corp.
        Park
  621   Lion Associates
- -----------------------------------------
         SUBTOTALS FOR
          ASSET CODE A      $ 54,402,147
- -----------------------------------------
  641   Midis Property
- -----------------------------------------
         SUBTOTALS FOR
          ASSET CODE B        15,492,842
- -----------------------------------------
  452   Keewaydin
  590   Berdon Plaza
- -----------------------------------------
         SUBTOTALS FOR
          ASSET CODE C        26,974,231
- -----------------------------------------
  609   Cascade Drive
  639   East Bradford
        Associates
- -----------------------------------------
         SUBTOTALS FOR
          ASSET CODE D        24,109,881
- -----------------------------------------
  646   McLaughlin
  421   Parkway Business
        Center
  467   North County
  647   Moreno Valley
  574   Burtonsville
        Commerce
  687   Six Sentry
        Parkway (5
        bldgs)
  498   Junipers at
        Yarmouth
  673   Arcade
  643   Villa Del Cresta
- -----------------------------------------
         SUBTOTAL FOR
          ASSET CODE E        63,421,090
- -----------------------------------------
  563   Slauson Business
        Center
  447   Riverside Center
  558   Pinebrook
        Business Center
  448   Stadium Towers
  672   Paseo Padre
- -----------------------------------------
         SUBTOTALS FOR
          ASSET CODE F        40,630,460
- -----------------------------------------
  576   Keystone 1
  591   Creekside Center
        Associates
  630   Newark C & C
        Associates
- -----------------------------------------
         SUBTOTALS FOR
          ASSET CODE G        22,877,963
- -----------------------------------------
         SUBTOTALS FOR ASSET
          CODE H                 530,715
- -----------------------------------------
         SUBTOTALS FOR ASSET
          CODE I                  20,984
- -----------------------------------------
 TOTALS                     $248,460,312
- -----------------------------------------
                                                                                        ----------
                                       OVERALL AVERAGE PV PERCENTAGE OF BOOK VALUE = >    83.18%
                                                                                        ----------
                                              (BASED UPON EXTRAPOLATION BY ASSET TYPE)

                                                              EXHIBIT B (2 OF 2)

                           MORTGAGE AND REALTY TRUST
                              INDEX TO ASSET CODES

      ASSET CODE     MRT ASSET TYPE                   DESCRIPTION
      ----------     --------------                   -----------
          A             Earn Mtg        Performing Mortgage
          B             NE ISF          In-Substance Foreclosure (Non-Earning)
          C             NE REO          Real Estate Owned (Non-Earning)
          D             E ISF           In-Substance Foreclosure (Earning)
          E             E REO           Real Estate Owned (Earning)
          F             Equity          Investments in Real Estate
          G             Part            Investments in Real Estate (Partnership)
          H             Note Rec        Note Receivable
          I             NE Mtge         Non-Earning Mortgage

                                                              EXHIBIT C (1 OF 2)

                           MORTGAGE AND REALTY TRUST
                    RANGE OF ENTERPRISE GOING CONCERN VALUE*
                              AS OF MARCH 31, 1995

                                                                (000 OMITTED)
Extrapolated Valuation of Portfolio as of March 31, 1995 per
 Exhibit A (Note A)..........................................          $248,500
Adjustments (B)
 Add: Cash on Hand...........................................             1,500
    Marketable Securities....................................            71,600
    Accounts Receivable and Other Assets.....................             3,700
                                                              -----------------
                                                                        325,300
 Less: Outstanding Debt--Imperial............................            17,600
    Deferred Compensation....................................               400
    Accounts Payable and Accrued Expenses....................             3,400
    Employee Termination Pay Plan............................             1,400
                                                              -----------------
                                                                        302,500
 Less: NPV of operating expenses (C).........................            27,300
                                                              -----------------
                                                                       $275,200
                                                              =================
Range of Enterprise Going Concern Value March 31, 1995 (D)... $265,000--285,000
                                                              =================

- --------
*Rounded to the nearest $100,000


                                                       (See Next Page for Notes)

                                                              EXHIBIT C (2 OF 2)
                           MORTGAGE AND REALTY TRUST
                    RANGE OF ENTERPRISE GOING CONCERN VALUE
                              AS OF MARCH 31, 1995

                                     NOTES

(A) The valuation of the asset portfolio assumes continued operation of the portfolio for several years. Sales and pay-offs of certain assets occur throughout the analysis period. Property cash flows, loan payments and pay-offs, and reversion amounts (based on normalized capital expenditures in the reversion year) were discounted to present value at 12 percent per year. Amounts DO NOT include extraordinary expenses for reorganization or litigation.

(B) Amounts per Mortgage and Realty Trust--Quarterly Report pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934--period ended March 31, 1995.

(C) For purposes of determining enterprise value, it was assumed that operating expenses (G&A) would be incurred at the following levels in the future:

                    AMOUNT                                                YEAR
                    ------                                                ----
                  $4,000,000                                              1
                   3,500,000                                              2
                   3,000,000                                              3
                   3,000,000                                              4
                   3,000,000                                              5
                   3,000,000                                              6

  The impact of G&A expenses has been reflected as a direct reduction of total value. The present value of the G&A expenses was calculated by applying a capitalization rate of 10 percent to Year 6 stabilized G&A expenses and discounting both the capitalized, stabilized Year 6 expenses and the annual expenses at 12 percent.

(D) The enterprise valuation assumes the portfolio is operated during the projection period and that no additional investments are made. An alternative enterprise valuation could be presented wherein the proceeds from portfolio operations are used for alternative business purposes, e.g., new mortgages, other real estate investments, etc., and general and administrative expenses are incurred to sustain such operations. Such alternative valuation has not been presented herein.

  The Range of Enterprise Going Concern Value is presented excluding liabilities for senior notes outstanding and accrued and unpaid interest.

                                                                         ANNEX D

                   [Paste-Up of Kenneth Leventhal & Company]

Mortgage and Realty Trust
Elkins Park, Pennsylvania

  This report sets forth a summary of the work performed by Kenneth Leventhal & Company ("KL") at the request of Mr. C. W. Strong, Jr., President, Mortgage and Realty Trust ("MRT"). The work performed included the procedures outlined in our engagement letter dated April 12, 1995 (Exhibit A). It is our understanding that the work performed by KL as summarized herein will be utilized by MRT in connection with a judicial restructuring of MRT. Accordingly, this report is intended solely for your use in connection with such judicial restructuring transaction and is not to be otherwise used, circulated, quoted or referred to in any manner. In addition, our letter of April 12, 1995 contains specific limitations with respect to the analytical procedures performed in connection with this engagement and is incorporated in its entirety by reference herein.

ENGAGEMENT APPROACH

  We obtained selected financial information prepared by MRT as of March 31, 1995. Utilizing this information, we selected 26 assets representing mortgage loans, investments, in substance foreclosure assets, and real estate equities owned. The selection was divided between the "West Coast" and "East Coast" portfolios and generally represented the assets with the highest dollar values in the portfolio. In addition, as summarized in Exhibit B to this report, the selection of assets included different portfolio classifications.

  For the assets selected as outlined above, the following procedures were performed:

  .  We obtained the most recent "Argus" property cash flow projections.

  . We obtained, where applicable, the most recent operating rent roll and other financial information.

  .  We obtained the most recent appraisals, where applicable and available.

  . We obtained the previous KL analytical procedures performed as of March 1993 and July 1994.

  . We discussed the current status of each selected asset with the respective MRT asset manager to determine loan status, property characteristics, current occupancy, existing market rental rates, new leases, current payoff discussions, asset sales, etc.

  . We reviewed limited market information including selected submarket information, if available.

  . We modified the MRT assumptions, as necessary, to conform to certain known current market conditions and our understanding of the assets.

  . We updated the valuation model prepared by KL in 1993 and 1994 utilizing current market and/or assumption modifications determined from the procedures outlined above.

  . We capitalized Net Operating Income from Year 2 as derived by the KL valuation model at both 14 and 16 percent capitalization rates to determine a high and low range of liquidation values for the selected assets.

  We believe that the procedures outlined above, when applied to 26 of the largest assets in the MRT portfolio, provide a sufficient mathematical basis for extrapolation of the values to the remaining portfolio in order to calculate a range of liquidation values. The liquidation valuation as of March 31, 1995 utilizes the most recently available financial statements of MRT and adjusts the analyses outlined above as summarized in the notes to Exhibit B included herein.

  The results of our procedures as outlined above are summarized in Exhibit B.

  You have requested that we determine the valuation of the portfolio on a liquidation basis. The assumptions utilized by MRT and reviewed by us included expected collection of amounts due on mortgage loans and cash flows from operating properties. The Range of Liquidation Values (Exhibit B) approximates the amounts that may be realized upon an immediate liquidation of MRT. For purposes of this analysis it was assumed that the portfolio would be liquidated within a twelve-month period of time under a judicially mandated liquidation process.

  The MRT portfolio is diverse in type as well as geographic distribution. The liquidation scenario presented herein assumes the accelerated liquidation of the portfolio in a series of individual and discrete transactions. Other liquidation scenarios could be presented which might include the disposition of the portfolio in bulk or selected pool dispositions of assets with similar qualities, characteristics and geographic locations.

                                          Kenneth Leventhal & Company
May 15, 1995

- --------------------------------------------------------------------------------

                              SUMMARY OF EXHIBITS

- --------------------------------------------------------------------------------

A. Engagement Letter dated April 12, 1995

B. Range of Liquidation Values and Supporting Analyses

                                                              EXHIBIT A (1 OF 3)

April 12, 1995

Mr. C.W. Strong, Jr.
President
Mortgage and Realty Trust
3500 West Olive Avenue
Suite 600
Burbank, CA 91505-4628

Dear Mr. Strong:

  In accordance with your request, this letter sets forth our understanding and agreement with respect to the work Kenneth Leventhal & Company will perform in connection with the valuation of Mortgage and Realty Trust's investment portfolio, including mortgage loans, property acquired through foreclosure and held for sale, in-substance foreclosures, participating loans, amortizing loans, realty equities, real estate equities and investments in partnerships. Our work is being performed to update our previous work to assist MRT and its various interested creditor parties in determining an appropriate basis of valuation for a potential restructuring transaction. This letter summarizes the scope of services we will provide, project approach, engagement staffing, timing and estimated fees.

BACKGROUND AND OUR UNDERSTANDING

  Kenneth Leventhal & Company ("KL") is familiar with the Mortgage and Realty Trust ("MRT") portfolio as a result of a comprehensive due diligence project undertaken in early 1993 on behalf of a potential equity investor and individual asset valuations and an "Entity" valuation as of June 30, 1994 undertaken for MRT. At the time of the 1993 engagement, KL performed comprehensive due diligence of all assets in the MRT portfolio. The asset valuations as of June 30, 1994, updated the valuations for 26 of MRT's assets.

  It is our understanding that MRT desires assistance in determining valuations for the MRT portfolio (as described above) for the purposes of considering various restructuring alternatives. MRT, through its various financial advisors and in connection with its ongoing discussions with various creditor groups, has performed comprehensive analyses of their investment portfolio and certain other interim valuations have been performed by other outside consultants. It is contemplated that all previous data and information relative to the portfolio maintained by MRT will be made available to KL to assist them in performing the presently requested services.

  The valuation consulting services applied to the MRT portfolio as of June 30, 1994 will be updated to March 31, 1995. The valuation services to be provided will not constitute independent asset appraisals performed in accordance with standards established by the Appraisal Institute or other professional bodies. The procedures will be designed to determine an estimated range of value of the MRT portfolio on a going-concern basis, that is, on a basis that does not contemplate an accelerated liquidation, bulk sale of assets or other form of distressed sale. The procedures will also be designed to present a range of liquidation values for the MRT portfolio to approximate the amount that may be realized upon a current market accelerated liquidation.

ENGAGEMENT APPROACH

  In consideration of the previous work performed by KL, this engagement will be designed to utilize all existing information to the fullest extent possible. The procedures of this engagement will be designed to update the June 30, 1994 values as of March 31, 1995 and will be substantially similar to those performed for the valuation as of June 30, 1994. This work will be conducted on the 26 assets previously valued. Any of those 26 assets which have been disposed of will be replaced by assets with the highest book value that were not previously tested.

                                                              EXHIBIT A (2 OF 3)

  In summary, the procedures to be performed in connection with the 26 assets will include the following.

  .  Obtain the most recent "Argus" property cashflow projections.

  . Obtain the most recent operating rent rolls and other financial information.

  .  Obtain the most recent appraisals, where available.

  .  Obtain the previous KL portfolio analyses from March 1993 and June 30,
     1994.

  . Discuss the current status with the asset manager to determine loan status, foreclosure property characteristics, including current occupancy, existing market rental rates, new leases, current payoff discussions, asset sales, etc.

  . Review and update market information for the properties, including selected submarket information, if available.

  . Modify MRT assumptions, as necessary, to conform to current updated market conditions.

  . Update the valuation model prepared by KL in 1993 utilizing current market and/or assumption modifications determined from the procedures provided above.

  . Calculate estimated range of asset values on both a going-concern and liquidation value basis.

  We believe that the procedures outlined above, applied to 26 of the largest assets in the MRT portfolio, will provide a sufficient mathematical basis for extrapolation of characteristics to the remaining portfolio and, therefore, provide an acceptable basis for the calculation of appropriate valuation ranges on both the going-concern and liquidation basis.

  In addition to the specific valuation procedures outlined above, KL is prepared to assist both MRT and its creditor groups with further refinements to the valuation and other assistance which may be required in connection with the potential restructuring alternatives presently considered.

ENGAGEMENT STAFFING

  In light of the accelerated timetable mandated for this engagement, the project will be undertaken by KL personnel on the east coast and west coast simultaneously. Stephen G. Finn will serve as the overall engagement partner, assisted by Mr. Frederick Chin, the Director of KL's valuation practice in Los Angeles. Both Mr. Chin and Mr. Finn will be assisted by staff from KL's various offices.

  It is anticipated that the procedures outlined above will require approximately 30 to 45 business days to complete and, therefore, a date of May 31, 1995 is the projected completion date.

ESTIMATED FEES

  It is anticipated that the procedures outlined above will utilize, to a significant extent, data prepared by KL and MRT in connection with the previous portfolio analyses. Our work will also encompass a review of the portfolio updated valuation procedures performed by MRT to provide a basis for us to conclude the appropriateness of extrapolating the valuation characteristics of the 26 assets selected to the entire portfolio. The estimated fees to perform updated valuations of the 26 selected assets will be $2,000 per asset plus applicable out-of-pocket expenses. The total estimated fees for this update, exclusive of any professional services requested to comply with Bankruptcy or SEC reporting requirements, will be $50,000 -$60,000.

  As noted above, the engagement is being approached so as to permit modification or expansion of procedures to the entire portfolio, if considered necessary by MRT and its advisors. To the extent an expansion of procedures is considered necessary or additional tasks are required, supplemental letters of understanding will be prepared with appropriate estimates of fees and tasks described herein.

                                                              EXHIBIT A (3 OF 3)

  It is understood that the work outlined herein is being performed at the request of MRT for their use in connection with discussions with various interested creditor groups. It is further understood that certain portions of KL's work product may be made available to MRT for use in their bankruptcy/SEC proxy filing. As the engagement progresses, KL will make periodic status reports to MRT. It is understood that the work undertaken by KL is of a confidential nature and will not be utilized by KL or communicated to any other parties without the express, written authorization from MRT.

  In addition to the valuation services outlined above, KL is available to assist MRT with implementation issues associated with "Fresh Start" accounting (FAS-SOP-90-7). This assistance may include allocation methodology for asset valuations or the determination of the "Fresh Start" Balance Sheet. Our charges for this additional assistance will be made at our standard billing rates, with a budget estimate, per task approved by you in advance.

  As noted above, KL may be called upon to present additional information, reports, consents, testimony, meetings and consultations in connection with the restructuring process currently under way. The charges outlined above to update our valuation do not attempt to estimate such restructuring process costs. To the extent services are requested outside the scope of the work contemplated above, we will 1) notify you and 2) bill such time at our normal standard rates of $80--$350 per hour.

  Either party may terminate this letter agreement at any time upon written notice, without liability or continuing obligation except that neither the termination nor completion of this assignment shall affect: (a) any compensation earned by KL up to the date of termination or completion, as the case may be, or (b) the reimbursement of expenses incurred by KL up to the date of termination or completion, as the case may be.

  We appreciate the opportunity to be of continued service to Mortgage and Realty Trust and look forward to beginning this work immediately.

                                          Very truly yours,

                                          /s/ Stephen G. Finn
                                          -------------------------------------

                                          Stephen G. Finn

                                          of Kenneth Leventhal & Company

SGF/ld

cc: Frederick Chin

Accepted:

MORTGAGE AND REALTY TRUST

/s/ C.W. Strong, Jr.                    April 12, 1995
- -------------------------------------   ----------------------------------------

C.W. Strong, Jr.                        Date

President

                                                              EXHIBIT B (1 OF 4)

                           MORTGAGE AND REALTY TRUST
                          RANGE OF LIQUIDATION VALUES
                              AS OF MARCH 31, 1995

                                                                    RANGE
                                                              -----------------
                                                                LOW      HIGH
                                                              -------- --------
                                                                (000 OMITTED)
Extrapolated Liquidation Value of Portfolio (A).............. $192,600 $218,100
Adjustments:
 Add: Cash on Hand (B).......................................    1,500    1,500
    Marketable Securities (B)................................   71,600   71,600
    Accounts Receivable and Other Assets (A)(B)..............    1,800    3,700
                                                              -------- --------
                                                               267,500  294,900
 Less: Outstanding Debt--Imperial (B)........................   17,600   17,600
    Deferred Compensation (B)................................      400      400
    Accounts Payable and Accrued Expenses (B)................    3,400    3,400
    Termination Pay Plan (A) (C).............................    1,400    1,400
    Wind Down G&A Expenses (A)...............................    5,000    5,000
    Legal, Liquidation Costs, etc. (A).......................   10,000    8,000
                                                              -------- --------
                                                              $229,700 $259,100
                                                              ======== ========
Range of Liquidation Values, March 31, 1995.................. $220,000 $260,000
                                                              ======== ========


                                                       (See Next Page for Notes)

                                                              EXHIBIT B (2 OF 4)

                           MORTGAGE AND REALTY TRUST
                          RANGE OF LIQUIDATION VALUES
                              AS OF MARCH 31, 1995

                                     NOTES

(A) For the purpose of determining a range of liquidation values, the following assumptions were utilized:

  . All assets in the portfolio were disposed of within a twelve-month period under a judicially mandated process.

  . The assets were sold in discrete individual transactions, not in a bulk sale.

  . The Extrapolated Liquidation Value of the Portfolio was determined by applying capitalization rates of 14 percent (high) and 16 percent (low) to the net operating income for selected assets for the 12 month period from April 1996 to March 1997. These capitalized values were extrapolated to the entire MRT portfolio. Real estate assets with outstanding offers for sale at the valuation date were included at their offer price. Sales proceeds were reduced by estimated selling expenses of five percent.

  . Performing real estate loans were assumed sold at discounts from book value of 10 percent (high) and 20 percent (low).

  . Accounts Receivable and Other Assets are considered 50 percent collectible (low) or 100% collectible (high).

  .  Termination Pay Plan has been estimated at approximately $1.4 million.

  .  Wind Down G&A expenses were assumed to be $5 million.

  . Legal, accounting and other costs associated with the judicial liquidation were assumed to be between $8 million (high) and $10 million
     (low).

(B) Amounts per Mortgage and Realty Trust--Quarterly Report pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934--period ended June 10, 1994.

(C) Amount per Mortgage and Realty Trust Form 10Q as of March 31, 1995.

                                                              EXHIBIT B (3 OF 4)

                           MORTGAGE AND REALTY TRUST
                               LIQUIDATION VALUE
                               CAPITALIZED AT 14%

                                                          APRIL 1996   APRIL 1996
                                                              NET      ASSET NOI
   ASSET   ASSET                                ASSET      OPERATING    CAPPED @
 CONTROL # TYPE         ASSET NAME              TYPE        INCOME        14%
 --------- -----        ----------          ------------- ----------- ------------
    594       A  Six Sentry Parkway (1        Earn Mtg.        62,430      445,929
                  bldg.)
- -----------------------------------------------------------------------------------
    658       A  Caltrans-Freeway Corp.       Earn Mtg.     1,825,187   13,037,050
                  Park
- -----------------------------------------------------------------------------------
    655       A  Pacesetter Business          Earn Mtg.     1,110,377    7,931,264
- -----------------------------------------------------------------------------------
    621       A  Gordon Drive                 Earn Mtg.     2,312,788   16,519,914
- -----------------------------------------------------------------------------------
    641       B  Midis Property                NE ISF         651,619    4,654,421
- -----------------------------------------------------------------------------------
    590       C  Berdon Plaza                  NE REO         917,141    6,551,007
- -----------------------------------------------------------------------------------
    452       C  Keewaydin                     NE REO         394,853    2,820,379
- -----------------------------------------------------------------------------------
    639       D  East Bradford Associates       E ISF         883,152    6,308,229
- -----------------------------------------------------------------------------------
    609       D  Cascade Drive                  E ISF         872,415    6,231,536
- -----------------------------------------------------------------------------------
    643       E  Villa Del Cresta               E REO       1,163,212    8,308,657
- -----------------------------------------------------------------------------------
    421       E  Parkway Business Center        E REO         506,442    3,617,443
- -----------------------------------------------------------------------------------
    467       E  North County                   E REO         628,208    4,487,200
- -----------------------------------------------------------------------------------
    498       E  Junipers at Yarmouth           E REO         860,871    6,149,079
- -----------------------------------------------------------------------------------
    647       E  Moreno Valley (BIF)            E REO         539,161    3,851,150
- -----------------------------------------------------------------------------------
    646       E  McLaughlin Apartments          E REO         456,150    3,258,214
- -----------------------------------------------------------------------------------
    673       E  Arcade                         E REO         737,397    5,267,121
- -----------------------------------------------------------------------------------
    687       E  Six Sentry Parkway (5          E REO         665,225    4,751,607
                  bldgs.)
- -----------------------------------------------------------------------------------
    574       E  Burtonsville Commerce          E REO         653,772    4,669,800
- -----------------------------------------------------------------------------------
    447       F  Riverside Center              Equity         860,845    6,148,893
- -----------------------------------------------------------------------------------
    563       F  Slauson Business Center       Equity         299,965    2,142,607
- -----------------------------------------------------------------------------------
    672       F  Paseo Padre                   Equity       2,541,631   18,154,507
- -----------------------------------------------------------------------------------
    558       F  Pinebrook Business            Equity         645,255    4,608,964
                  Center
- -----------------------------------------------------------------------------------
    448       F  Stadium Towers                Equity         529,117    3,779,407
- -----------------------------------------------------------------------------------
    591       G  Creekside Center           Participation     809,083    5,779,164
                  Associates
- -----------------------------------------------------------------------------------
    630       G  Newark C&C Associates      Participation     943,059    6,736,136
- -----------------------------------------------------------------------------------
    576       G  Keystone I                 Participation     543,016    3,878,686
- -----------------------------------------------------------------------------------
                 TOTALS                                   $22,412,371 $160,088,364
              ---------------------------------------------------------------------
                 Extrapolated Portfolio NOI Capped at 14%              227,468,610
                 ADD: 90% of Face Value of Performing Loans           $ 53,169,397
                 ADD: Proceeds from Sale of Junipers at Yarmouth         9,000,000
                 LESS: Extrapolated Value of Performing Loans          (53,900,420)
                 LESS: Capitalized NOI of Junipers at Yarmouth          (6,149,079)
                                                                      ------------
                   Subtotal:                                           229,588,509
                                                                      ------------
                 LESS: Selling and Disposition Expenses                (11,479,425)
                                                                      ------------
                 EXTRAPOLATED VALUE OF PORTFOLIO                      $218,109,083
                                                                      ============

                                                              EXHIBIT B (4 OF 4)

                           MORTGAGE AND REALTY TRUST
                               LIQUIDATION VALUE
                               CAPITALIZED AT 16%

                                                          APRIL 1996   APRIL 1996
                                                              NET      ASSET NOI
   ASSET   ASSET                                ASSET      OPERATING    CAPPED @
 CONTROL # TYPE         ASSET NAME              TYPE        INCOME        16%
 --------- -----        ----------          ------------- ----------- ------------
    594       A  Six Sentry Parkway (1        Earn Mtg.        62,430      390,188
                  bldg.)
- -----------------------------------------------------------------------------------
    658       A  Caltrans-Freeway Corp.       Earn Mtg.     1,825,187   11,407,419
                  Park
- -----------------------------------------------------------------------------------
    655       A  Pacesetter Business          Earn Mtg.     1,110,377    6,939,856
- -----------------------------------------------------------------------------------
    621       A  Gordon Drive                 Earn Mtg.     2,312,788   14,454,925
- -----------------------------------------------------------------------------------
    641       B  Midis Property                NE ISF         651,619    4,072,619
- -----------------------------------------------------------------------------------
    590       C  Berdon Plaza                  NE REO         917,141    5,732,131
- -----------------------------------------------------------------------------------
    452       C  Keewaydin                     NE REO         394,853    2,467,831
- -----------------------------------------------------------------------------------
    639       D  East Bradford Associates       E ISF         883,152    5,519,700
- -----------------------------------------------------------------------------------
    609       D  Cascade Drive                  E ISF         872,415    5,452,594
- -----------------------------------------------------------------------------------
    643       E  Villa Del Cresta               E REO       1,163,212    7,270,075
- -----------------------------------------------------------------------------------
    421       E  Parkway Business Center        E REO         506,442    3,165,263
- -----------------------------------------------------------------------------------
    467       E  North County                   E REO         628,208    3,926,300
- -----------------------------------------------------------------------------------
    498       E  Junipers at Yarmouth           E REO         860,871    5,380,444
- -----------------------------------------------------------------------------------
    647       E  Moreno Valley (BIF)            E REO         539,161    3,369,756
- -----------------------------------------------------------------------------------
    646       E  McLaughlin Apartments          E REO         456,150    2,850,938
- -----------------------------------------------------------------------------------
    673       E  Arcade                         E REO         737,397    4,608,731
- -----------------------------------------------------------------------------------
    687       E  Six Sentry Parkway (5          E REO         665,225    4,157,656
                  bldgs.)
- -----------------------------------------------------------------------------------
    574       E  Burtonsville Commerce          E REO         653,772    4,086,075
- -----------------------------------------------------------------------------------
    447       F  Riverside Center              Equity         860,845    5,380,281
- -----------------------------------------------------------------------------------
    563       F  Slauson Business Center       Equity         299,965    1,874,781
- -----------------------------------------------------------------------------------
    672       F  Paseo Padre                   Equity       2,541,631   15,885,194
- -----------------------------------------------------------------------------------
    558       F  Pinebrook Business            Equity         645,255    4,032,844
                  Center
- -----------------------------------------------------------------------------------
    448       F  Stadium Towers                Equity         529,117    3,306,981
- -----------------------------------------------------------------------------------
    591       G  Creekside Center           Participation     809,083    5,056,769
                  Associates
- -----------------------------------------------------------------------------------
    630       G  Newark C&C Associates      Participation     943,059    5,894,119
- -----------------------------------------------------------------------------------
    576       G  Keystone I                 Participation     543,016    3,393,850
- -----------------------------------------------------------------------------------
                 TOTALS                                   $22,412,371 $140,077,319
              ---------------------------------------------------------------------
                 Extrapolated Portfolio NOI Capped at 14%              199,035,034
                 ADD: 80% of Face Value of Performing Loans           $ 47,261,686
                 ADD: Proceeds from Sale of Junipers at Yarmouth         9,000,000
                 LESS: Extrapolated Value of Performing Loans          (47,162,867)
                 LESS: Capitalized NOI of Junipers at Yarmouth          (5,380,444)
                                                                      ------------
                   Subtotal:                                           202,753,409
                                                                      ------------
                 LESS: Selling and Disposition Expenses                (10,137,670)
                                                                      ------------
                 EXTRAPOLATED VALUE OF PORTFOLIO                      $192,615,739
                                                                      ============

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM 10-K

(MARK ONE)
 /X/  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                           ACT OF 1934 [FEE REQUIRED]

                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1994

                                       OR

    / /  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

              FOR THE TRANSITION PERIOD FROM          TO

                         COMMISSION FILE NUMBER 1-6613

                           MORTGAGE AND REALTY TRUST
             (Exact name of registrant as specified in its charter)

             MARYLAND                           23-1862664
 (State or other jurisdiction of             (I.R.S. employer
  incorporation or organization)          identification number)

  8380 OLD YORK ROAD, SUITE 300                   19027
    ELKINS PARK, PENNSYLVANIA                   (Zip code)
      (Address of principal
        executive offices)

        Registrant's telephone number, including area code: 215-881-1525
                            ------------------------

          SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                                       NAME OF EACH EXCHANGE
          TITLE OF EACH CLASS                           ON WHICH REGISTERED
- -----------------------------------------------  -------------------------------
     Common Shares, par value $1.00 per share           New York Stock Exchange
                                                        Pacific Stock Exchange

    Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                              Yes _X_      No ___

    Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to the Form 10-K. /X/

    The aggregate market value of the Common Shares held by non-affiliates of the registrant at December 14, 1994, computed by reference to the closing sale price of such shares as reported in the Consolidated Transaction Reporting System, was $1,750,000. The number of Common Shares outstanding at December 14, 1994 was 11,226,215. Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.

                              Yes _X_      No ___
                            ------------------------

                      DOCUMENTS INCORPORATED BY REFERENCE

    None.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                     PART I

ITEM 1.  BUSINESS

GENERAL

    Mortgage and Realty Trust (the "Trust") is a Maryland real estate investment trust engaged in the business of managing its portfolio of mortgage loans and real estate investments. The Trust was organized in 1970 as PNB Mortgage and Realty Investors. In 1979, Sutro Mortgage Investment Trust combined into the Trust. In 1984, the Trust changed its name to Mortgage and Realty Trust. The Trust is organized under a Declaration of Trust as amended through February 17, 1993 and conducts its business in such a fashion as to qualify as a real estate investment trust under Sections 856-860 of the Internal Revenue Code of 1986, as amended. The Trust is currently managed by seven Trustees, each of whom is elected annually by the Trust's shareholders at the annual meeting of shareholders. Although the annual meeting of shareholders is customarily held in February of each year, the Trust has determined for 1995 to postpone the meeting pending any restructuring agreed upon with the holders of the Trust's Senior Secured Uncertificated Notes due 1995 (the "Senior Notes"). The Trust has six executive officers, two of whom are also Trustees.

    PREVIOUS CHAPTER 11 PROCEEDING AND PLAN OF REORGANIZATION

    On April 12, 1990, the Trust filed a voluntary petition for reorganization under chapter 11 of the United States Code, as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Central District of California. The decision of the Trustees of the Trust to file a voluntary petition for reorganization was reached following a series of events commencing on March 12, 1990, when Standard & Poor's Corporation downgraded the rating for the commercial paper of the Trust from A-2 to A-3. As a result of this downgrading, the Trust was unable to access the commercial paper markets, resulting in a series of defaults under the Trust's outstanding indebtedness.

    After unsuccessfully negotiating with a group of lenders to establish a replacement credit arrangement, the Trustees of the Trust decided on April 12, 1990, that the interests of shareholders and other parties in interest would be better served by filing for reorganization under Chapter 11.

    On November 21, 1990, a Joint Plan of Reorganization (the "1991 Plan") proposed by the Trust, the official creditors' committee and the official equity security holders' committee was filed with the bankruptcy court pursuant to section 1121 of the Bankruptcy Code. The 1991 Plan was confirmed by the bankruptcy court by an order entered February 27, 1991. The 1991 Plan was filed as Exhibit 4.4 to the Trust's Annual Report on Form 10-K for the fiscal year ended September 30, 1991. An amendment to the 1991 Plan effected as part of the 1992 Restructuring (discussed below) was filed as Exhibit 4.4 to the Trust's Annual Report on Form 10-K for the fiscal year ended September 30, 1992.

    The 1991 Plan provided that the holders of claims against the Trust were to receive payments in installments over a period ending on June 30, 1995, with the right of the Trust to defer certain principal amounts for up to 24 months, up to December 31, 1995. Interest was payable initially at Bank of America N.T. & S.A.'s reference rate plus one percent, increasing by 0.25% every six months, with interest on deferred amounts at the adjusted rate plus two percent. The 1991 Plan also included numerous financial, affirmative and negative covenants, including covenants relating to the ratio of the Trust's outstanding debt to its capital base, the ratio of earning assets to outstanding debt and the amount of non-earning assets, and covenants severely limiting the Trust's ability to make new investments or to incur new indebtedness.

    The forecast upon which the 1991 Plan was based assumed that the real estate markets would begin to improve in fiscal 1992. However, the markets continued to materially deteriorate. Despite these conditions, the Trust was able to make all required interest payments and to exceed the required amortization payments, reducing the debt to $374,000,000 at June 30, 1991 as opposed to the requirement of $380,000,000 and to $329,000,000 at January 3, 1992 as opposed to the requirement of $340,000,000 at December 31, 1991. These results were achieved through liquidating Trust assets at substantial discounts from their acquisition cost.

                                       1

    The continued deterioration of the real estate markets made it impossible for the Trust to meet the amortization payment at June 30, 1992, which was required to reduce the Trust's debt to $291,250,000, taking into account deferrals permitted under the 1991 Plan. The deterioration also precluded the Trust from being able to meet the financial covenants of the 1991 Plan.

    To adjust its operations to current market conditions, by 1992 the Trust had redirected its focus. The Trust had historically emphasized earnings growth, and the accompanying asset acquisitions. Because of changes in the economy and the financial and real estate markets, which adversely affected the Trust's business and asset values, management moved to an emphasis on improving cash flow in order to meet its obligations under the 1991 Plan and then to provide an opportunity for growth and increased shareholder value in the future when the United States real estate markets would, eventually, stabilize and return to a more traditional environment. Meeting the interest and principal payments required under the 1991 Plan was one of the Trust's important objectives. Management focused efforts on generating sufficient liquidity through active and asset-specific management of its overall portfolio to meet those payments, while at the same time maximizing future shareholder value. However, in light of the impending June 30, 1992 interest and principal payments, which aggregated approximately $44.4 million under the 1991 Plan, and the continued stagnation in the real estate market, in late 1991 and early 1992 the Trust determined that it was necessary to defer a portion of the principal payments of the outstanding debt and limit certain future cash interest payments to allow sufficient time for liquidity to return to the United States real estate markets.

    As part of the ongoing effort to strengthen the Trust's capital structure, of which the 1992 Restructuring (as defined below) was to be an important element, the Trust also considered raising cash through structured financings such as asset securitizations. However, the Trust was ultimately unable to generate funds through such transactions.

    1992 RESTRUCTURING

    At the end of the Trust's fiscal year ending September 30, 1991, it was evident to the Trust that conditions in the real estate markets were continuing to deteriorate. Commencing in the first quarter of fiscal 1992, the Trust held discussions with the official creditors' committee to discuss a rescheduling of the debt obligations under the 1991 Plan. Throughout the balance of the first quarter of fiscal 1992 and during the second and third quarters of fiscal 1992, the Trust negotiated with the official creditors' committee to develop a prudent rescheduling of such debt. Pursuant to the Trust's negotiations with its official creditors' committee, on June 15, 1992 the Trust commenced a solicitation of acceptances to certain modifications (the "1992 Modifications") to the outstanding debt obligations of the Trust and to a prepackaged plan of reorganization (the "Proposed 1992 Plan") to effect the same 1992 Modifications. In order to effect the 1992 Modifications without implementing the Proposed 1992 Plan, the Trust was required to obtain acceptances from holders of 100% of the outstanding debt obligations. The proposed modifications to the outstanding debt were identical under the proposed out-of-court restructuring and the Proposed 1992 Plan. The Trust received 100% acceptance of the 1992 Modifications and, on July 15, 1992, the Trust successfully restructured its outstanding debt in accordance with the proposed 1992 Modifications (the "1992 Restructuring").

    Pursuant to the 1992 Restructuring, the outstanding debt was restructured in the form of the Senior Notes. The 1992 Modifications provided, among other things, for (i) an increase in the amounts of required principal payments which could be deferred (while retaining the final payment date for deferred payments at December 31, 1995), (ii) an extension of the permitted repayment period of such deferred amounts from 24 months to 30 months from the date a deferral is utilized, (iii) the establishment of a limit on the maximum rate of interest to be paid in cash on a current basis at 9% through June 30, 1994, with any excess being accrued and paid at December 31, 1995, (iv) changes in certain required financial covenants to reflect the then-existing financial condition of the Trust and the then-existing real estate markets, (v) with the approval of the holders of 66 2/3% of the Senior Notes, the release of collateral for certain financings by the Trust, provided such financings would result in the reduction in the amount of Senior Notes, and (vi) the payment of additional consideration (the

                                       2

restructuring  fee) to the holders  of the Senior Notes  equal to one percent of
the  principal  amount  of  the  Senior  Notes,  payable  in  four   semi-annual
installments commencing on the date the 1992 Restructuring became effective.

    Pursuant to the 1992 Restructuring, the Trust entered into the Indenture (the "Indenture") governing the Senior Notes with Wilmington Trust Company, as trustee (the "Indenture Trustee"), entered into a second amendment to the Trust's outstanding collateral and security agreement dated as of February 21, 1991 (as amended, the "Collateral Agreement") with the Indenture Trustee and William J. Wade, as collateral agents (the "Collateral Agents"), and amended the 1991 Plan.

   CURRENT DEBT SERVICE REQUIREMENTS AND DEFAULTS AND FORECAST SHORTFALL IN
    OPERATING CASH FLOW

    The face amount of the Senior Notes at September 30, 1994 was $290,000,000. The Senior Notes provide that the holders of Senior Notes will receive semi-annual payments of principal on June 30 and December 31 of each year until June 30, 1995 when all undeferred principal is due. The Senior Note Indenture also provides for quarterly additional payments of principal in an amount equal to available cash (as defined in the Indenture) held by the Trust at the end of each quarter in excess of $10 million, less certain dividend overpayments, if any. The Trust has the right to defer certain principal payments for up to 30 months until December 31, 1995 at which time no more principal payments may be deferred and all deferred amounts are due. The Senior Notes provide for payments of interest quarterly on March 31, June 30, September 30 and December 31 of each year. Interest on the Senior Notes was payable initially in 1991 at Bank of America N.T. & S.A.'s reference rate plus one percent, increasing 0.25% every six months. The interest rate spread over such reference rate in effect on September 30, 1994 was 2.75%, with the next scheduled date for an increase in the rate being January 1, 1995. Interest on deferred principal is payable at such adjusted rate plus two percent. The Senior Note Indenture also contains numerous financial, affirmative and negative covenants as described above.

    The financial forecast upon which the 1992 Restructuring was based assumed that the real estate markets in which the Trust holds assets would stop or slow their decline by 1993 with some improvement in 1994. Instead, since the effective date of the 1992 Restructuring, these markets have failed to improve or otherwise substantially rebound. The Trust's business, including its ongoing efforts to refinance and sell property, did not generate cash flow sufficient to service the Senior Notes during the fiscal years ended September 30, 1993 and 1994. In any event, the Senior Notes will need to be refinanced on or about June 30, 1995.

    Because its operating income has declined due to the continued deterioration of the real estate markets, the Trust was not able to meet its scheduled June 30, 1993 principal payment on the Senior Notes of $20,000,000, which was required to reduce the principal amount of the Senior Notes to $270,000,000, taking into account deferrals permitted under the Senior Note Indenture. The Trust's failure to make the June 30 principal payment constituted an event of default under the Senior Note Indenture. The deterioration of the real estate markets also precluded the Trust from being able to meet certain ratios set forth in the financial covenants of the Senior Note Indenture effective March 31, June 30, and September 30, 1993, constituting additional events of default. Certain of these covenants were previously amended in or prior to the 1992 Restructuring. On May 26, 1993, the Trust received from the holders of more than 66 2/3% in principal amount of Senior Notes a waiver relating to the March 31 financial covenant default.

    The Trust timely paid the June 30 and September 30, 1993 interest payments of $6.8 million and $6.6 million, respectively. The Trust also paid the final payment of the restructuring fee of $812,500 on September 30, 1993. An additional $33.8 million in principal (taking into account permitted deferrals) and $6.6 million in interest was due on December 31, 1993; another $6,400,000 in interest was due on March 31, 1994; an additional $30,000,000 in principal (taking into account permitted deferrals) and $7,200,000 in interest was due on June 30, 1994; and another $7,900,000 in interest was due on September 30, 1994. Consistent with the then ongoing negotiation with the principal holders of the

                                       3

Senior Notes and an agreement in principal reached in August 1993 (see "1993-1994 Negotiations With the Creditors' Committee" below), the Trust did not pay the interest or principal due at December 31, 1993, constituting additional events of default under the Indenture. The Trust currently has no agreement with any holders of Senior Notes that it will not pay interest, principal or other amounts due or to become due on the Senior Notes; however, the Trust has continued to suspend payments on the Senior Notes. Because the Trust did not make otherwise required payments on June 30, 1993, December 31, 1993, March 31, 1994, June 30, 1994 and September 30, 1994, at the end of the first quarter of fiscal 1994 (ending December 31, 1993) the Trust held approximately $17.8 million in available cash (as defined in the Indenture), at the end of the second quarter of fiscal 1994 (ending March 31, 1994) the Trust held approximately $32.8 million in available cash, at the end of the third quarter of fiscal 1994 (ending June 30, 1994) the Trust held approximately $53.2 million in available cash, and at the end of fiscal year 1994 (ending September 30, 1994) the Trust held approximately $57.3 million in available cash. Assuming no other payment defaults, the Trust would have been obligated to pay the excess of such available cash over $10 million to Senior Note holders as an additional principal payment. The Trust forecasts that it will have continuing difficulty meeting its obligations under the Senior Note Indenture without a substantial restructuring of such debt.

    Notwithstanding the uncured events of default, neither the Indenture Trustee nor any holders of the Senior Notes have accelerated the Senior Notes or exercised any other remedy available upon the occurrence of the events of default described above. On July 2, 1993 holders of approximately 81% of the Senior Notes agreed, subject to certain conditions, not to accelerate the Senior Notes or take any other remedial or enforcement action during a defined standstill period (the "Standstill Period") initially expiring July 31, 1993. The Standstill Period was extended by holders of more than 66 2/3% of the Senior Notes on August 3, August 20, September 23, October 5 and November 23, 1993. However, the Standstill Period expired on December 3, 1993. The Company believes that no further extensions of the Standstill Period will be granted. Subsequent to the expiration of the Standstill Period, on or about December 8, 1993, the Indenture Trustee notified the Trust's bank of the Indenture Trustee's security interest in the Trust's deposit accounts and instructed the bank to freeze the Trust's cash until otherwise instructed by the Indenture Trustee. Since that date, the Trust has operated on an ad hoc basis with the Indenture Trustee in administering its cash, with all cash use subject to review and approval by the Indenture Trustee. On or about February 3, 1994, the Company and the Indenture Trustee and Collateral Agents reached further understanding regarding the Trust's use of cash and administration of its assets in the absence of a new or extended standstill period. Pursuant to the understanding, which is terminable at will by the Indenture Trustee or Collateral Agents, the Trust will continue to use its cash on an ad hoc basis, subject to Indenture Trustee and Collateral Agent approval, and the Trust will administer its assets as if no default had occurred and was continuing. In May 1994, the Trust's bank notified the Trust that it intended to close all of the Trust's operating accounts with the bank on May 31, 1994. Consequently, the Trust established new operating accounts at Wilmington Trust Company and transferred all of its bank balances to such accounts. Concurrently, the Trust and the Indenture Trustee entered into a First Supplemental Indenture, dated as of May 25, 1994, amending the Indenture to provide for the new accounts. The Trust also entered into a Deposit Account Security Agreement relating to such accounts and supplemented the February operating arrangement with the Indenture Trustee and the Collateral Agents to provide for the new accounts. Although the Trust has entered into the First Supplemental Indenture and amended its operating arrangement with the Indenture Trustee and the Collateral Agents, there can be no assurance that the Indenture Trustee or Collateral Agents will not terminate the amended cash use arrangement or take further remedial or enforcement action with respect to the Trust's bank accounts or other properties, including acceleration of the Senior Notes and foreclosure. Such action, or the failure of the Indenture Trustee to consent to necessary use of cash or releases of collateral in the conduct of the Trust's business would have a material adverse effect on the Trust's operations and could cause the Trust to seek relief under chapter 11 of the Bankruptcy Code.

                                       4

    Lack of liquidity for real estate has continued since the end of the Trust's fiscal year. The Trust's operating cash flow has declined as it has been forced to sell assets currently yielding higher returns. Approximately half of the Trust's portfolio is in California where the general economy and the real estate markets continue to be in recession. See "Investments" below.

    1993-1994 NEGOTIATIONS WITH THE OFFICIAL CREDITORS' COMMITTEE

    During the second fiscal quarter of 1993, it became apparent to the Trust and its financial advisors that the Trust's projected cash flow would not be adequate to meet its obligations in the future. In February 1993 the Trust contacted its official creditors' committee to apprise the official creditors' committee and its advisors of the Trust's forecast difficulties. In or about February 1993, the Trust and its advisors met with its official creditor's committee and its advisors to discuss the Trust's condition and prospects. Thereafter, in March 1993, the Trust and the official creditors' committee commenced negotiations regarding a restructuring of the Senior Notes.

    Beginning with the initial formal meeting in March 1993, throughout the period from March through August 1993, the Trust and its advisors met with the official creditors' committee and its advisors to negotiate a restructuring. In August 1993, the Trust and the official creditors' committee met and agreed to the broad outlines of the economic terms of a restructuring, subject to the approval of the Trustees of the Trust. Under the agreement in principle, the Senior Notes would be exchanged for approximately $195 million of new senior secured notes and common shares representing 85% of the equity of the Trust. Thereafter, on August 18, 1993, the Trustees of the Trust approved the economic terms of the restructuring of the Senior Notes subject to, among other things, receipt of indications of support for the restructuring from individual members of the official creditors' committee and other holders of the Senior Notes reasonably sufficient to effect the restructuring pursuant to a prepackaged plan of reorganization (typically holders of at least two-thirds in principal amount and one half in number of claims). On August 19, 1993, the Trust announced that it had reached a non-binding agreement in principle with the official creditors' committee (representing approximately 43% of the Senior Notes) to restructure the indebtedness represented by the Senior Notes.

    While the Trust was negotiating with the official creditors' committee, the Trust was also discussing possible third-party investment in the restructuring. Although all potential third-party investors were offered an opportunity to propose restructuring alternatives, only three such investors made formal proposals to the Trust. The official creditors' committee advised the Trust that the offers were not acceptable and they did not believe that it was in their best interests in the restructuring to pursue such third-party participation. As a result, the Trust suspended the solicitation of interested parties, and the Trust and the official creditors' committee agreed on the internal restructuring contained in the August 1993 agreement in principle. Commencing again in November 1993, as the prospects for implementing the August 1993 agreement in principle waned, the Trust resumed responding to inquiries from third parties about participation in a restructuring of the Trust.

    Commencing at about the time of the agreement in principle between the Trust and the official creditors' committee, certain of the Senior Notes began to trade. Interest in the trading of Senior Notes increased after announcement of the terms of the restructuring and, by December 1993, in excess of 50% of the principal amount of the Senior Notes had traded.

    Included in the Senior Notes initially traded were all of the Senior Notes held by two of the five members of the official creditors' committee who had negotiated the August 1993 agreement in principle. In or about October 1993 four of the holders who had acquired Senior Notes and who then held a significant amount of Senior Notes signed confidentiality letters with the Trust and requested to be named to the official creditors' committee and receive financial and operating information relating to the Trust. The three then-remaining members of the official creditors' committee did not grant committee membership to the holders but acquiesced in the Trust's delivery of confidential information to the investing holders. In October 1993, the investing holders commenced their due diligence review of the Trust, which included financial and other information provided by the Trust. At the request of the investing holders, the Trust agreed to pay certain fees and expenses of a financial

                                       5

advisor to the investing holders. In or about November 1993, the investing holders retained Smith Barney Shearson Inc. ("Smith Barney") as their financial advisor. Smith Barney immediately commenced its analysis of the financial condition and operations of the Trust and the proposed agreement in principle.

    Subsequently, another member of the official creditors' committee sold all of its Senior Notes, part to a member of the official creditors' committee and the balance to other persons. That sale left the official creditors' committee with two members, one of whom held, as a result of secondary claims purchases, at September 30, 1994 in excess of 33 1/3% of the Senior Notes (the "33 1/3% Holder"). Because of the substantial trading in the Senior Notes and the inability of the Trust to obtain satisfactory indications of support for the August 1993 agreement in principle from any holders of Senior Notes, any action by the Trust to implement the Trust's original agreed restructuring was suspended. In or about September 1994, another of the members of the official creditors' committee sold all of its Senior Notes. With that sale, the only remaining member of the official creditors' committee was the 33 1/3% Holder. On September 9, 1994, the Trust's counsel received telephonic notice from counsel to the official creditors' committee that it believed that the official creditors' committee had ceased to operate.

    NEGOTIATIONS REGARDING A RESTRUCTURING

    Throughout the second and third quarters of fiscal 1994, the Trust's management and advisors continued discussions with certain principal holders of the Senior Notes and their representatives to explore various alternatives for restructuring the Senior Notes. In March 1994, the principal holders requested that the Trust agree to pay certain fees and expenses of legal counsel to the principal holders. The Trust agreed, and in March 1994, the principal holders retained counsel to advise them in the Trust's financial restructuring. Thereafter, in June 1994, the principal holders requested and the Trust agreed to pay certain fees and expenses of a new financial advisor to the principal holders. The negotiations among the Trust, the various creditor constituencies and other interested parties in the Trust's financial restructuring continued into the fourth quarter of fiscal 1994. If a restructing cannot be consummated, or if the holders of Senior Notes or the Indenture Trustee take action or fail to cooperate with the Trust in such a manner that the business or operations of the Trust are jeopardized, the Trust will consider other alternatives, including the filing of a voluntary bankruptcy petition under chapter 11 of the Bankruptcy Code.

    On November 17, 1994, the Trust issued a press release announcing that it had reached an agreement in principle with a substantial number of holders of its Senior Notes on the terms of a restructuring of the Senior Notes. A copy of the press release and the term sheet to the restructuring were attached as exhibits to the Current Report on Form 8-K filed on November 28, 1994 with the Securities and Exchange Commission (the "Commission").

    Pursuant to the agreement in principle, holders of the Senior Notes in the aggregate principal amount of $290 million plus accrued interest of $41.7 million through December 31, 1994 will receive under a prepackaged plan of reorganization under chapter 11 of the Bankruptcy Code $110 million of new senior secured notes due 2002, approximately $50 million in cash and 97% of the restructured equity of the Trust (or substantially all the restructured equity if holders of the Trust's outstanding common shares do not vote to accept the prepackaged plan). If holders of the outstanding common shares vote to accept the prepackaged plan, such holders will retain 3% of the equity of the restructured Trust. The agreement in principle anticipates that the new senior secured notes will mature in 2002 and bear interest at the rate of 11 1/8% per annum. It is also anticipated that holders of unsecured claims will receive cash in the allowed amount of their claims. It is contemplated that the Trust will prepare a "shelf" registration statement for the new securities issued pursuant to the prepackaged plan.

                                       6

    The agreement to pursue the restructuring proposal is subject to a number of conditions and the Trust intends to effect the restructuring through a prepackaged chapter 11 bankruptcy. At this time there can be no assurance that the conditions to consummation of the proposed restructuring will be satisfied.

    Other details of the agreement, including the additional conditions to commencement and consummation of the restructuring, have not been finalized pending the filing of proxy solicitation materials with the Commission and distribution of a disclosure statement for the solicitation of votes for the prepackaged plan to holders of the Trust's outstanding securities. No consents will be accepted other than pursuant to such disclosure statement and proxy statement. The advisors to the Trust and the various holders of Senior Notes are negotiating additional terms of the new debt securities to be received by the Senior Note holders under the prepackaged plan, as well as the formal documentation necessary to the restructuring. Details of the agreement in principle will be disclosed in that formal documentation.

    OTHER EVENTS

    In a letter dated November 29, 1994, the New York Stock Exchange (the "NYSE") notified the Trust that in light of the Trust's present financial condition, as well as its November 17, 1994 press release regarding the Trust's intention to file a prepackaged plan of reorganization under chapter 11 of the Bankruptcy Code, the NYSE is reviewing the continued listing of the Trust. Although the Trust is working with representatives of the NYSE to allow the Trust to continue to be listed, there can be no assurance that the NYSE will not determine to commence a formal delisting action.

INVESTMENTS

    Although the Trust has continued to fund previously existing investment commitments and to fund limited tenant improvements and similar investments necessary to retain or obtain tenants, the Trust has not made any new investments since its chapter 11 filing, but it has continued to manage its investment portfolio. The Trust's future investment strategy cannot be formulated until the Trust's debt restructuring terms are finalized. The Trust's investments include short and intermediate-term standing loans, long-term participating loans and investments in real estate.

    Loans may be secured by first or junior mortgages as well as mortgages secured by leaseholds. Loans made by the Trust are secured by mortgages on income-producing properties, including office buildings, shopping centers, industrial projects, apartments and condominium projects. When the Trust made investments, it abided by various restrictions consisting principally of loan-to-value ratios, investment ranges and percentage of total assets invested in loans to a single borrower.

    The Trust's investments are primarily located in major metropolitan areas throughout the United States. As of September 30, 1994, the Trust held investments in mortgage loans, investments in real estate and other interests in real properties located in 19 states.

    Total loans and investment commitments outstanding at September 30, 1994 were $310,588,000 of which $615,000 remained to be disbursed.

    The following pages contain summaries of the Trust's commitments and investments at September 30, 1994 and certain information pertaining to non-earning loans, delinquent earning loans, non-earning in-substance foreclosures and non-earning foreclosed properties.

                                       7

                           MORTGAGE AND REALTY TRUST
                  SUMMARY OF INVESTMENTS AT SEPTEMBER 30, 1994

                                                                                                       AMOUNT
                                                                                AMOUNT COMMITTED    OUTSTANDING
                                                                                ----------------  ----------------
TYPE OF INVESTMENTS

SHORT AND INTERMEDIATE-TERM
  Mortgage Loans:
    Standing loans............................................................  $     62,469,000  $     61,854,000
  Properties Acquired Through Foreclosure and Held for Sale:
    Earning...................................................................        68,437,000        68,437,000
    Non-earning...............................................................        32,282,000        32,282,000
  In-Substance Foreclosures:
    Earning...................................................................        62,405,000        62,405,000
    Non-earning...............................................................        10,228,000        10,228,000
  Notes Receivable............................................................           760,000           760,000
                                                                                ----------------  ----------------
      Total Short and Intermediate-Term.......................................       236,581,000       235,966,000
                                                                                ----------------  ----------------
LONG-TERM
  Participating Loans:
    Participating Phase.......................................................         4,718,000         4,718,000
  Amortizing Loans............................................................         2,908,000         2,908,000
  Investment in Real Estate Equities..........................................        56,857,000        56,857,000
  Investment in Partnerships..................................................         9,524,000         9,524,000
                                                                                ----------------  ----------------
      Total Long-Term.........................................................        74,007,000        74,007,000
                                                                                ----------------  ----------------
  Total Invested Assets.......................................................  $    310,588,000       309,973,000
                                                                                ----------------
                                                                                ----------------
    Less Deferred Fees........................................................                            (496,000)
                                                                                                  ----------------
  Total Invested Assets.......................................................                    $    309,477,000
                                                                                                  ----------------
                                                                                                  ----------------

                           MORTGAGE AND REALTY TRUST
                     NON-EARNING IN-SUBSTANCE FORECLOSURES
               AND NON-EARNING FORECLOSED PROPERTY HELD FOR SALE
                 (BY GEOGRAPHIC DISTRIBUTION AND PROPERTY TYPE)
                               SEPTEMBER 30, 1994
                                 (000 OMITTED)

                                                                       RETAIL    INDUSTRIAL  OFFICE
                                                                       CENTER     CENTER    BUILDING     TOTAL
                                                                      ---------  ---------  ---------  ---------
California..........................................................  $  --      $  10,513  $  10,031  $  20,544
Massachusetts.......................................................      5,039      2,712      1,027      8,778
New Hampshire.......................................................     --          5,157     --          5,157
New Jersey..........................................................     --         --          5,392      5,392
Pennsylvania........................................................     --          2,609     --          2,609
                                                                      ---------  ---------  ---------  ---------
                                                                      $   5,039  $  20,991  $  16,450  $  42,480
                                                                      ---------  ---------  ---------  ---------
                                                                      ---------  ---------  ---------  ---------

                                       8

                           MORTGAGE AND REALTY TRUST
          GEOGRAPHIC DISTRIBUTION OF INVESTMENTS BY COMMITTED AMOUNTS
                               SEPTEMBER 30, 1994

                                                                                     RETAIL     RESEARCH &
STATE               APARTMENTS     HOTEL     INDUSTRIAL     OFFICE     RESIDENTIAL  BUILDINGS   DEVELOPMENT     TOTALS        %
- ------------------- -----------  ----------  -----------  -----------  ----------  -----------  -----------  ------------  -------
Arizona...........                           $ 4,384,479                                                     $  4,384,479    1.41%
California........  $   254,283               41,353,733  $23,332,370  $   74,197  $62,855,920  $24,132,073   152,002,576   49.07%
Colorado..........                                                         37,924      204,931                    242,855    0.08%
Delaware..........                                                        204,312                                 204,312    0.07%
Georgia...........                                                         62,752                                  62,752    0.02%
Indiana...........    4,315,288                                                                                 4,315,288    1.39%
Maine.............    7,690,408                                                                                 7,690,408    2.48%
Maryland..........                                          9,211,305     816,481                              10,027,786    3.24%
Massachusetts.....                             5,420,203    5,282,263                3,639,943                 14,342,409    4.63%
Michigan..........    6,694,782                                                                                 6,694,782    2.16%
Minnesota.........                             2,341,987                                         2,840,655      5,182,642    1.67%
Missouri..........    9,006,582                                                                                 9,006,582    2.91%
Nevada............               $3,060,000                                                                     3,060,000    0.99%
New Hampshire.....                             5,157,610                             1,398,963                  6,556,573    2.12%
New Jersey........                                          5,391,693                                           5,391,693    1.74%
Oregon............                                          6,976,545                                           6,976,545    2.25%
Pennsylvania......                            24,108,284   21,077,135               13,856,155   9,872,505     68,914,079   22.24%
Virginia..........                                                        138,676                                 138,676    0.04%
Washington........                             4,633,272                                                        4,633,272    1.49%
                    -----------  ----------  -----------  -----------  ----------  -----------  -----------  ------------  -------
Totals............  $27,961,343  $3,060,000  $87,399,568  $71,271,311  $1,334,342  $81,955,912  $36,845,233  $309,827,709
                    -----------  ----------  -----------  -----------  ----------  -----------  -----------  ------------
                    -----------  ----------  -----------  -----------  ----------  -----------  -----------  ------------
Percentage........        9.02%       0.99%       28.20%       23.00%       0.43%       26.47%      11.89%                 100.00%
                    -----------  ----------  -----------  -----------  ----------  -----------  -----------                -------
                    -----------  ----------  -----------  -----------  ----------  -----------  -----------                -------

NON-EARNING INVESTMENTS, DELINQUENT EARNING LOANS AND FORECLOSED PROPERTIES

    EARNING MORTGAGE LOANS MORE THAN 60 DAYS DELINQUENT -- The Trust generally considers loans as delinquent if payment of interest and/or principal, as required by the term of the note, is more than 60 days past due. At September 30, 1994, there were no loans which were so delinquent as to principal and/or interest.

    NON-EARNING MORTGAGE LOANS -- At September 30, 1994, there were no loans classified as non-earning.

    NON-EARNING IN-SUBSTANCE FORECLOSURES -- A loan is considered an in-substance foreclosure if (1) the debtor has little or no equity considering the fair value of the collateral, (2) proceeds for the repayment can be expected to come only from operation or sale of the collateral, and (3) the debtor has either formally or effectively abandoned control of the collateral. In-substance foreclosures are classified as non-earning if they do not produce a minimum annualized return of 5% or greater cash flow yield for two consecutive calendar quarters. At September 30, 1994, there were two loans classified as non-earning in-substance foreclosed which totalled $10,198,000. Descriptions of the two investments are as follows:

    (1) The Trust has a first mortgage loan on six industrial buildings totalling 157,480 square feet located in Chula Vista, California. The loan was classified as non-earning in-substance foreclosed in April 1994. The property is currently 74% leased and occupied.

    (2) The Trust has a first mortgage loan on 10 industrial buildings containing 106,663 square feet located in Chino, California. The loan was placed on non-earning status in June 1993 and reclassified as non-earning in-substance foreclosed in September 1994. The property is currently 77% leased and occupied.

                                       9

    NON-EARNING PROPERTIES ACQUIRED THROUGH FORECLOSURE AND HELD FOR SALE -- At September 30, 1994, there were eleven non-earning properties acquired through foreclosure and held for sale which totalled $32,282,000. Descriptions of the eleven investments are as follows:

     (1) The Trust had a first mortgage loan on an office/warehouse building containing 119,000 square feet located in Hopkinton, Massachusetts. The Trust acquired title to this property in January 1991. The project is currently unleased.

     (2) The Trust had a first mortgage loan on a retail shopping center containing 111,339 square feet located in Fairhaven, Massachusetts. The Trust acquired title to this property in April 1991. The project is currently 30% leased and occupied. Subsequent to September 1994, a 20 year lease with Shaw's Supermarkets, Inc. for a 65,000 square feet supermarket anchor store was completed, with occupancy expected in mid-1995, which will result in the project being 88% leased and occupied.

     (3) The Trust had a first mortgage loan on a 3-story office building containing 37,800 square feet located in Piscataway, New Jersey. The Trust acquired title to this property in August 1991. The project is currently 80% leased and occupied.

     (4) The Trust had a first mortgage loan on an industrial building containing 57,900 square feet located in Framingham, Massachusetts. The Trust acquired title to this property in April 1992. The property is currently 65% leased and occupied.

     (5) The Trust had a first mortgage loan on two adjoining office buildings containing 39,087 square feet located in Woodland Hills, California. The Trust acquired title to this property in May 1992. The property is currently 80% leased and occupied.

     (6) The Trust had first and second mortgage loans on two office/industrial buildings containing 91,710 square feet and a 33,600 square foot warehouse building located in Salem, New Hampshire. The Trust acquired title to this property in August 1992. The project is currently 72% leased and occupied.

     (7) The Trust had a first mortgage loan on a manufacturing/warehouse building containing 251,090 square feet located in Moreno Valley, California. The Trust acquired title to this property in November 1992. The property is 100% leased to one tenant who will begin making rental payments in November 1994.

     (8) The Trust had a first mortgage loan on a 4-story office building containing 99,666 square feet located in Cherry Hill, New Jersey. The Trust acquired title to this property in November 1992. The project is currently 48% leased and occupied.

     (9) The Trust had a first mortgage loan on an industrial building containing 120,000 square feet located in Willow Grove, Pennsylvania. The Trust acquired title to this property in June 1993. The project is currently unleased.

    (10) The Trust had a first mortgage loan on a 2-story office building containing 30,000 square feet located in Sudbury, Massachusetts. The Trust acquired title to this property in June 1993. The property is currently unleased.

    (11) The Trust had a first mortgage loan on 21,600 square feet of vacant land located in Los Angeles, California. The Trust acquired title to this property in June 1994.

ALLOWANCE FOR LOSSES

    An allowance for losses is maintained based upon the Trustees' evaluation of the Trust's investments. A review of all investments is made quarterly to determine the adequacy of the allowance for losses. During the Trust's fiscal year ended September 30, 1994, there were additions of $2,000,000 to the allowance for losses and there were charges of $378,000, net of recoveries, against the allowance.

                                       10

The amount of the allowance for losses at September 30, 1994 was $13,430,000 (4.3% of the Trust's invested assets). For a description of the Trust's method of determining the allowance for losses, see Notes 1 and 3 of Notes to the Financial Statements.

EXECUTIVE OFFICERS OF THE REGISTRANT

        NAME            AGE          POSITIONS AND OFFICES WITH THE TRUST
- ----------------------   ---   -------------------------------------------------
Victor H. Schlesinger   69    Chairman and Trustee
C. W. Strong, Jr.       65    President, Chief Executive Officer and Trustee
                              Executive Vice President and Chief Operating
James A. Dalton         51    Officer
Daniel F. Hennessey     53    Treasurer and Chief Financial Officer
Donald W. Burnes, Jr.   45    Senior Vice President
Douglas R. Eckard       48    Senior Vice President

    The officers of the Trust serve a one-year term of office and are elected to their positions each year by the Trustees at the annual organization meeting of Trustees which normally immediately follows the annual meeting of shareholders. All of the foregoing were last elected as officers at such meeting on February 10, 1993, with Mr. Eckard being promoted from Vice President to Senior Vice President on August 17, 1993. Messrs. Schlesinger, Strong and Hennessey have served as officers of the Trust for more than the past five years. Messrs. Dalton and Eckard were first elected as officers of the Trust on September 20, 1989 in connection with the Trust becoming self-administered. Mr. Burnes was first elected as an officer of the Trust on February 14, 1990. From 1982 to 1989, Mr. Dalton was the President of GMAC Realty Advisors. From 1984 to 1989, Mr. Eckard was a Vice President of GMAC Realty Advisors. GMAC Realty Advisors advised the Trust prior to its becoming a self-administered REIT in 1989. From 1981 to August 1989 Mr. Burnes was a Senior Vice President of Heller Financial Incorporated. From August 1989 to December 1989 Mr. Burnes was a Vice President at Sun State Savings in Arizona.

ITEM 2.  PROPERTIES.

    The Trust's real estate portfolio consists primarily of equity investments in completed, income-producing properties such as industrial/research and development buildings, office buildings and retail buildings located primarily in southern California and mid-atlantic states.

    The Trust's real estate portfolio at September 30, 1994 (net of accumulated depreciation) consists of the following investments:

                                                                     NUMBER OF     INVESTMENT     % OF
TYPE OF PROPERTIES                                                  PROPERTIES       AMOUNT       TOTAL
- ----------------------------------------------------------------  ---------------  -----------  ---------
                                                                              (IN THOUSANDS)
Apartments......................................................             3     $    21,012        13%
Office Buildings................................................            13          56,655        34%
Industrial Buildings............................................            12          46,741        28%
Retail Buildings................................................             4          36,707        22%
Research and Development Buildings..............................             2           5,985         3%
                                                                            --
                                                                                   -----------  ---------
                                                                            34     $   167,100       100%
                                                                            --
                                                                            --
                                                                                   -----------  ---------
                                                                                   -----------  ---------

    The Trust does not own any real property for use in connection with its day-to-day operations. Office space for the Trust's principal office at 8380 Old York Road, Suite 300, Elkins Park, Pennsylvania is leased for a three-year term ending August 31, 1995. The Trust's only other office, located at 3500 West Olive Avenue, Suite 600, Burbank, California, is leased for a five-year term ending October 31, 1995. The total rental expense for the fiscal year ended September 30, 1994 for both properties was $345,000. The Trust has become, and may from time to time become, the owner or lessor of real estate in connection with its investment and lender activities. See Item 1, "Business -- Investments."

                                       11

ITEM 3.  LEGAL PROCEEDINGS.

    A discussion of events surrounding the Trust's bankruptcy filing and an explanation of the material terms of the Trust's reorganization under the 1991 Plan are set forth in the section entitled "Previous Chapter 11 Proceeding and the Plan of Reorganization" under Item 1 above. Notwithstanding the confirmation of the 1991 Plan, as of September 30, 1994, the bankruptcy court continued to have jurisdiction to, among other things, resolve disputes that may arise under the 1991 Plan; however, the bankruptcy case relating to the 1991 Plan was closed on November 4, 1994 pursuant to a final order of the bankruptcy court and the official equity security holders' committee officially disbanded on November 22, 1994.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

    Not applicable.

                                       12

                                    PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON SHARES AND RELATED SHAREHOLDER MATTERS.

    (a)  MARKET PRICE AND DIVIDENDS

    The  Trust's Common  Shares are  listed for  trading on  the New  York Stock
Exchange and the Pacific Stock Exchange under the symbol MRT. The following table shows the high and low sales prices for each fiscal quarter during the past two years and dividends declared attributable to such quarters:

                                                                       HIGH        LOW       DIVIDENDS
                                                                     ---------  ---------  -------------
1994
  First Quarter....................................................  $     5/8  $     3/8    $     -0-
  Second Quarter...................................................        5/8        3/8          -0-
  Third Quarter....................................................        1/2        3/8          -0-
  Fourth Quarter...................................................        1/2        1/4          -0-
1993
  First Quarter....................................................  $   1 3/8  $     7/8    $     -0-
  Second Quarter...................................................      2 1/2      1 1/4          -0-
  Third Quarter....................................................      1 7/8        3/8          -0-
  Fourth Quarter...................................................        7/8        3/8          -0-

    The Trust incurred net operating losses for tax purposes in fiscal 1991, 1992, 1993 and 1994, all of which will be available as a loss carryforward to future years' taxable income. (See Note 1 of Notes to the Financial Statements
- --- "Income Taxes" regarding limitation of net operating losses.)

    (b)  HOLDERS OF COMMON SHARES

    There were approximately 5,348 record holders of the Trust's Common Shares at December 14, 1994.

    (c) The Trust did not declare or pay any dividends during the fiscal year ended September 30, 1994 or the fiscal year ended September 30, 1993. In addition, the Indenture governing the Senior Notes prohibits the Trust from paying any dividends to shareholders other than dividends required for the Trust to maintain its REIT status and inadvertent overpayments of such dividends.

                                       13

ITEM 6.  SELECTED FINANCIAL DATA.

                           MORTGAGE AND REALTY TRUST
                            SELECTED FINANCIAL DATA
                            YEARS ENDED SEPTEMBER 30

                                         1994              1993              1992              1991              1990
                                   ----------------  ----------------  ----------------  ----------------  ----------------
OPERATING DATA
Total income.....................  $     36,277,000  $     38,342,000  $     42,009,000  $     56,253,000  $     68,233,000
Interest and other operating
 expenses........................        47,668,000        43,967,000        42,077,000        51,736,000        47,601,000
Depreciation and amortization....         5,839,000         5,500,000         4,470,000         3,062,000         2,391,000
Loss before provision for losses,
 reorganization expenses and gain
 on sales of real estate.........       (17,230,000)      (11,125,000)       (4,538,000)        1,455,000        18,241,000
Provision for losses.............         2,000,000        37,000,000        32,000,000        33,000,000        23,790,000
Reorganization expenses, net.....         2,360,000         5,844,000           934,000         4,352,000         5,051,000
Gain on sale of real estate......                           --                --                  244,000           244,000
Net loss.........................       (21,590,000)      (53,969,000)      (37,472,000)      (35,653,000)      (10,356,000)

PER SHARE DATA
Net loss.........................            $(1.92)           $(4.87)           $(3.38)          $ (3.22)           $ (.94)
Dividends........................               -0-               -0-               -0-               -0-               .45
Book value.......................              1.79              3.71              8.63             12.01             15.23

BALANCE SHEET DATA
Total assets.....................  $    364,244,000  $    353,874,000  $    427,268,000  $    514,754,000  $    595,640,000
Invested assets..................       309,477,000       347,526,000       424,394,000       505,600,000       547,480,000
Allowance for losses.............        13,430,000        11,808,000        19,353,000        14,707,000        10,792,000
Senior Notes.....................       290,000,000       290,000,000       312,000,000       374,000,000       403,884,000
Loan on equity investment........        17,593,000        17,572,000        15,515,000         --                --
Shareholders' equity.............        20,033,000        41,623,000        95,592,000       133,064,000       168,717,000
Debt/equity ratio (1)............      13.97:1            7.15:1            3.30:1            2.70:1            2.21:1

- -------------------------
(1)  Includes interest payable and is reduced by cash and cash equivalents.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

    LIQUIDITY AND CAPITAL RESOURCES -- A Plan of Reorganization under Chapter 11 of the Bankruptcy Code was confirmed at a hearing held in the Bankruptcy Court in Los Angeles, California, on February 21, 1991, and an order was entered February 27, 1991, confirming the Plan. As a result of the liquidity problems in the commercial real estate markets, the Trust was not able to meet the required amortization at June 30, 1992 and the debt was restructured in July 1992 with the unanimous consent of the creditors. The debt is now governed by an indenture dated as of July 15, 1992. At December 31, 1992, debt outstanding was reduced to $290 million, the maximum debt level permitted under the Plan on that date.

    Due to continued lack of liquidity in the real estate marketplace, the Trust has not been able to meet payment and other obligations on its outstanding debt. See Item 1, "Business" for additional information regarding current debt service requirements and events of default.

                                       14

    Under the financial covenants of the Indenture governing the Senior Notes, the Trust was required to maintain a ratio of outstanding securities to its capital base (as defined in the Indenture) of 515% at March 31, 1993. In addition, under the Indenture the Trust was required to maintain a ratio of outstanding securities to its capital base of 438% at June 30, 1993 and September 30, 1993, 358% at December 31, 1993 and March 31, 1994, and 313% at June 30, 1994 and September 30, 1994, and a ratio of earning assets (as defined in the Indenture) to outstanding securities of 113% at June 30, 1993 and September 30, 1993, 116% at December 31, 1993 and March 31, 1994 and 117% at June 30, 1994 and September 30, 1994. The Trust failed to meet each of these ratios, constituting events of default under the Indenture. However, on May 26, 1993, the Trust received from the holders of more than 66-2/3% in principal amount of Senior Notes a waiver relating to the March 31 default.

    Management has continued discussions with the representatives of the creditors to explore various alternatives for restructuring the outstanding debt obligations. The Trust's present intention is to reach a consensual restructuring agreement. If such an agreement cannot be reached with the Trust's debt holders, the Trust will have to consider other alternatives, including the filing of a voluntary bankruptcy petition under chapter 11 of the Bankruptcy Code. Although the holders of more than 66-2/3% of the Trust's debt securities had agreed with the Trust to temporarily forebear further creditor action on the defaults for a defined standstill period, such standstill period expired on December 3, 1993. The Company believes that no further extension of the standstill will be granted. The Trust intends, therefore, to continue to operate its business and seek Senior Note holder consent on an ad hoc basis as such consent is required. Although the Trust believes that such consents, if requested, would be in the best interest of the Trust, its shareholders and the Senior Note holders, there can be no assurance that the Trust will obtain sufficient consents as they are required. Currently, the Trust is in default under the Indenture and has continued to suspend payments on the Senior Notes. Consequently, there can be no assurance that the Indenture Trustee and the Collateral Agents will not take remedial or enforcement action, including acceleration of the Senior Notes and foreclosure. If it becomes impossible for the Trust to continue operations under such circumstances, it may be necessary for Mortgage and Realty Trust to explore other alternatives, including seeking relief under chapter 11 of the Bankruptcy Code. See Item 1, "Business -- General
- --- Current Debt Service Requirements and Defaults and Forecast In Operating Cash Flow" and "-- Subsequent Events."

    At September 30, 1994, the Trust had cash and cash equivalents of $60.3 million. Included in cash and cash equivalents are $1.4 million of restricted cash which represents the funding of the employee retention plan and $1.9 million related to borrowers' deposits. The Trust's unfunded loan commitments totalled $615,000 at September 30, 1994.

    RESULTS OF OPERATIONS -- The Trust reported a net loss for fiscal 1994 of $21.6 million or $1.92 per share compared to a net loss of $54.0 million or $4.87 per share for fiscal 1993 and a net loss of $37.5 million or $3.38 per share for fiscal 1992. The 1994 loss includes a provision for losses of $2.0 million or $.18 per share and net expense for reorganization and debt restructuring items of $2.4 million or $.21 per share compared to a provision for losses of $37 million or $3.34 per share and net expense for reorganization and debt restructuring items of $5.8 million or $.53 per share for the 1993 loss and a provision for losses of $32.0 million or $2.89 per share and net expense for reorganization and debt restructuring items of $934,000 or $.08 per share for the 1992 loss.

    Interest and fee income on mortgage loans was $14.7 million for fiscal 1994 compared to $19.0 million in fiscal 1993. The decrease results primarily from a reduction in average earning mortgage loans (including earning in-substance foreclosures) which totalled $131.4 million at September 30, 1994 compared to $168.7 million at September 30, 1993. Since September 30, 1993, earning mortgage loans of approximately $13.1 million have been transferred to investment in real estate and $25.5 million have been repaid. Interest and fee income decreased from $26.2 million in fiscal 1992 to $19 million in fiscal 1993. The decrease resulted primarily from repayment of earning mortgage loans and transfer of mortgage loans to in-substance foreclosure, foreclosed properties and investments in partnerships.

                                       15

    Rental income was $18.4 million for fiscal 1994 compared to $17.4 million in fiscal 1993 and $13.7 million in fiscal 1992. In addition to rental income, the Trust received reimbursement of certain operating expenses totalling $1.7 million, $1.6 million and $1.3 million for fiscal 1994, 1993 and 1992, respectively. Operating expenses and depreciation and amortization on rental properties increased to $15.7 million for both fiscal 1994 and 1993 compared to $12.3 million for fiscal 1992. The increases in income and expenses on rental properties results from continued growth in real estate equities and properties acquired through foreclosure and held for sale.

    Interest on short-term investments was $1.2 million for fiscal 1994, $237,000 for fiscal 1993 and $537,000 for fiscal 1992. The increase was due to the continuing accumulation of available cash. Available cash increased due to:
(1) no payment of principal and interest on the Secured Notes since September 30, 1993 and (2) a net increase of $32.4 million in cash provided by investing activities.

    Interest expense decreased from $29 million in 1992 and $28.5 million in 1993 to $33.0 million in fiscal 1994. This was due primarily to an increase in the average borrowing rate from 8.34% in 1992 and 9.23% in 1993 to 10.73% in 1994. Offsetting the increase, the average borrowings decreased from $336.4 million in 1992 and $293.2 million in 1993 to $290 million in 1994. At September 30, 1994, the blended interest rate on the Senior Notes was 12.12%, composed of interest at 11.50% on $200 million of Senior Notes (including default interest at 1%) and 13.50% on $90 million of deferred amounts of Senior Notes (including default interest at 1%). The entire unamortized cost of restructuring of the Senior Notes was charged off during fiscal 1993 as a result of the monetary default. The Trust expensed $3.4 million in fiscal 1993, of which $2.4 million related to the acceleration of costs due to the June 1993 monetary default. Prior to the default, these costs were being amortized using the interest method over the term of the debt.

    Other operating expenses were $4.8 million for fiscal 1994 compared to $5.3 million for both fiscal 1993 and 1992. The decrease in other operating expenses was due primarily to decreases in professional fees and expenses.

    Reorganization expenses related to the Chapter 11 filing and debt restructuring expenses were $2.4 million for the fiscal year ended September 30, 1994, which reflects professional fees incurred by the official creditors' committee, the official equity security holders' committee and the Trust. Reorganization expenses were $5.8 million for the fiscal year ended September 30, 1993, which reflects professional fees and restructuring fees charged off as a result of the monetary defaults on the Senior Notes. Reorganization expenses were $934,000 for the fiscal year ended September 30, 1992.

    A $2 million provision for losses was established in the current fiscal year compared to a provision of $37 million in 1993. A $32 million provision for losses was established in fiscal 1992. Continued deterioration in many real estate markets during the past years, the continuing liquidity crisis in the real estate industry and the Trust's requirement to generate cash and liquidate investments contributed in 1993 and 1992 to the establishment of large provision for losses based on the Trust's regular analysis of the portfolio. The Trustees believe the allowance for losses to be adequate at September 30, 1994. The Trustees review the investment portfolio quarterly using current estimates and assumptions to determine the adequacy of the allowance for losses. The estimates and assumptions used in the valuation process are subject to changes which may be material.

    Non-earning loans (including non-earning in-substance foreclosures) and non-earning properties acquired through foreclosure and held for sale were $42.5 million at September 30, 1994 compared to $58.8 million at September 30, 1993 and $76.3 million at September 30, 1992.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

    The financial statements and supplementary data are as set forth in the "Index to Financial Statements" on page 26.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

    None.

                                       16

                                    PART III

ITEM 10.  TRUSTEES AND EXECUTIVE OFFICERS OF THE REGISTRANT.

    The following biographical information is furnished as to each of the current Trustees of the Trust.

                             POSITIONS
   NAME, AGE AND YEAR        WITH THE
  FIRST BECAME TRUSTEE         TRUST                PRINCIPAL OCCUPATIONS AND OTHER DIRECTORSHIPS (1)(2)
- --------------------------  -------------  ------------------------------------------------------------------------
Victor H. Schlesinger      Chairman,      Chairman of the Trust (February 1991-Present); President and Chief
69 years                     Trustee       Executive Officer (1971-1989), Chairman (1980-1990), GMAC Mortgage
1970                                       Corporation and predecessor companies.
C. W. Strong, Jr.          President,     President and Chief Executive Officer of the Trust.
65 years                     Trustee
1984
Jeffrey M. Bucher          Trustee        Of Counsel, Bryan Cave, Attorneys (January 1993-Present); Partner,
61 years                                   Pepper, Hamilton & Scheetz, Attorneys (February 1990-December 1992);
1979                                       Partner, Lillick & McHose, Attorneys (July 1987-February 1990);
                                           Director of Dai-Ichi Kangyo Bank of California.
Kent L. Colwell            Trustee        President of Transamerica Realty Services, Inc.; Vice President -- Real
63 years                                   Estate Services of Transamerica Corporation.
1986
James M. Gassaway          Trustee        Retired; Director of Strawbridge & Clothier.
72 years
1971
John E. Krout              Trustee        Retired; Director of Germantown Savings Bank (1971-April 1992).
74 years
1970
Gerhard N. Rostvold        Trustee        Economist, Urbanomics Research Associates; Consultant to business,
75 years                                   industry and government.
1979

- -------------------------
(1) Included are only directorships in companies registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 and in financial institutions and insurance companies. Several of such persons also hold directorships in various charitable and non-profit organizations not shown above.

(2) Mr. Schlesinger was Vice Chairman and Mr. Strong was President of the Trust on April 12, 1990 when the Trust filed its voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code.

    For information required under this item with respect to executive officers of the Trust, see "Executive Officers of the Registrant" under Item 1 above.

ITEM 11.  TRUSTEE AND EXECUTIVE COMPENSATION.

    COMPENSATION OF NON-OFFICER TRUSTEES

    During the fiscal year ended September 30, 1994, the Trustees, other than Messrs. Strong and Schlesinger, received as compensation for their services as Trustees an annual retainer of $10,000 plus $800 for each regular, monthly Trustee meeting attended in person or conducted by telephone conference; $600 for each committee meeting attended in person; and $400 for any Trustee or

                                       17

committee meeting, other than the regular, monthly Trustee meeting, convened by telephone conference; provided that no additional compensation was paid for attendance at any committee meeting held on the same day as any Trustee meeting. An additional $100 fee was payable per meeting to the chairman of any committee.

    On September 20, 1989, the Trustees adopted the Pension Plan for Trustees, effective October 1, 1989. Trustees become eligible for plan benefits upon completion of five years of service as Trustee, including years served prior to the plan's effective date. Under the plan, each eligible Trustee will be entitled to a normal retirement benefit equal to the annual retainer for Trustees at the rate in effect on the Trustee's normal retirement date or, if earlier, the Trustee's last day of board membership. For purposes of this plan, normal retirement date is the first day of the month following the Trustee's 75th birthday. Plan benefits will generally begin on the normal retirement date, but eligible former Trustees may elect to have reduced payments commence up to five years earlier. The reduction will be 10 percent for each year by which commencement precedes the normal retirement date. Plan benefits will be paid for a period equal to the number of years served as Trustee after January 1, 1980, except that payments will cease upon the death of the Trustee. No other death benefits shall become payable on behalf of any Trustee under the plan.

    The following table sets forth, for the fiscal years ended September 30, 1994, 1993 and 1992, the compensation paid by the Trust to its chief executive officer and its four next most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM COMPENSATION
                                                                                   -----------------------------
                                                                                          AWARDS
                                                                                   --------------------  PAYOUTS
                                         ANNUAL COMPENSATION (1)                   RESTRICTED            -------
                         --------------------------------------------------------    STOCK                LTIP     ALL OTHER
       NAME AND                         SALARY        BONUS        OTHER ANNUAL     AWARD(S)   OPTIONS/  PAYOUTS  COMPENSATION
  PRINCIPAL POSITION     FISCAL YEAR    ($)(2)         ($)       COMPENSATION ($)     ($)      SARS (#)    ($)       ($)(3)
- ------------------------ -----------  -----------   ----------   ----------------  ----------  --------  -------  ------------
C.W. Strong, Jr.,              1994   $175,000          --              --             --         --       --     $   3,000
 President and Chief           1993    175,000          --              --             --         --       --         3,000
 Executive Officer             1992    250,000          --              --             --       25,000     --         3,000
Victor H Schlesinger,          1994   $100,000          --              --             --         --       --     $   3,000
 Chairman                      1993    100,000          --              --             --         --       --         3,000
                               1992     27,500(4)       --              --             --       23,500     --         1,650
James A. Dalton,               1994   $188,348      $25,000(5)          --             --         --       --     $   3,000
 Executive Vice                1993    181,104       20,000             --             --         --       --         3,000
 President and Chief           1992    177,511       90,000(6)          --             --       25,000     --         3,000
 Operating Officer
Daniel F. Hennessey,           1994   $129,488      $20,000(5)          --             --         --       --     $   3,000
 Treasurer and Chief           1993    124,508       20,000             --             --         --       --         3,000
 Financial Officer             1992    122,038       65,000(6)          --             --       20,000     --         3,000
Donald W. Burnes, Jr.          1994   $120,595      $30,000(5)          --             --         --       --     $   3,000
 Senior Vice                   1993    114,448       30,000             --             --         --       --         3,000
 President                     1992    113,114       65,000(6)          --             --       15,000     --         3,000

- -------------------------------
(1) In the fiscal year ended September 30, 1994, the Trust provided certain personal benefits to its executive officers. The amount of such benefits to each of the named individuals did not exceed the lesser of $50,000 or 10% of salary and bonus for such fiscal year.
(2) Includes salary deferrals and employee contributions to the Trust's Savings Incentive Plan.
(3) Includes the Trust's matching contributions under the Trust's Savings Incentive Plan. See "Savings Incentive Plan" below.
(4)  Represents fees received as Chairman and Trustee.
(5) Does not include bonus for calendar 1994 which was paid in November 1994. The bonuses were: for Mr. Dalton $25,000; for Mr. Hennessey $20,000; and for Mr. Burnes $25,000.
(6) Includes retention bonus of $75,000, $50,000 and $35,000 for Messrs. Dalton, Hennessey and Burnes, respectively.

                                       18

    The following table sets forth aggregate option exercises during the fiscal year ended September 30, 1994 and option values for the chief executive officer and the four next most highly compensated executive officers as of September 30, 1994.

      AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED SEPTEMBER 30, 1994
                            AND FY-END OPTION VALUES

                                                                                    VALUE OF
                                                                     NUMBER OF     UNEXERCISED
                                                                    UNEXERCISED   IN-THE-MONEY
                                                                    OPTIONS AT     OPTIONS AT
                                                                    FY-END (#)     FY-END ($)
                                                                   -------------  -------------
                             SHARES ACQUIRED ON        VALUE       EXERCISABLE/   EXERCISABLE/
           NAME                 EXERCISE (#)       REALIZED ($)    UNEXERCISABLE  UNEXERCISABLE
- ---------------------------- -------------------  ---------------  -------------  -------------
C.W. Strong, Jr.                     --                 --         34,000/-0-          0/0
Victor H. Schlesinger              --                  --          29,500/-0-          0/0
James A. Dalton                    --                  --          74,000/-0-          0/0
Daniel F. Hennessey                --                  --          57,500/-0-          0/0
Donald W. Burnes, Jr.              --                  --          35,000/-0-          0/0

    EMPLOYEES' RETIREMENT PLAN

    On September 20, 1989, the Trustees adopted an Employees' Retirement Plan effective September 30, 1989. On December 16, 1992, the Trustees amended and restated the Employees' Retirement Plan effective January 1, 1992 (as amended on July 20, 1994, and as may be further amended, the "Retirement Plan"). The Retirement Plan continues the benefits provided to employees of the Trust who were formerly employees of GMAC Realty Advisors, Inc. All other employees are eligible to participate in the Retirement Plan provided that they are at least 21 years of age and have been employed for twelve consecutive months, during which period the employee has completed at least 1,000 hours of service. Under the Retirement Plan, each eligible employee after completing five years of vesting service becomes 100% vested and entitled to a retirement pension. Benefits can be paid as a lump sum or as an annual retirement income for life equal to the greater of (a) the sum of (i) 1.3% of the highest five-year average annual base salary, multiplied by the number of years of credited service up to and including 35 thereof and (ii) 0.4% of the highest five-year average annual base salary in excess of Social Security covered compensation (as adjusted every five years), multiplied by the number of years of credited service up to and including 35 thereof or (b) the sum of (i) 1.3% of the highest five-year average annual base salary, multiplied by the number of credited service up to and including 15 thereof; (ii) 1.5% of the highest five-year average annual base salary, multiplied by the number of years of credited service from 16 to 25 years inclusive; (iii) 0.5% of the highest five-year average annual base salary, multiplied by the number of years of credited service from 26 to 35 years inclusive; and (iv) 0.4% of the highest five-year average annual base salary in excess of Social Security covered compensation (as adjusted every five years), multiplied by the number of years of credited service up to and including 25 thereof.

    Unreduced retirement benefits may begin to be paid at normal retirement (age 65 and five years of participation in the Retirement Plan), late retirement, or five years prior to Social Security retirement age with 20 years of service.

    The table below shows the estimated annual benefits payable upon retirement under the Trust's Retirement Plan. Retirement benefits shown are based upon retirement at age 65 and the payment of a straight life annuity to the employee. The annual benefit under the Retirement Plan shall not exceed the lesser of $112,221 or 100% of the participant's average compensation for three consecutive Fiscal Years (as defined in the Retirement Plan) in which such eligible employee is an active participant in the Retirement Plan.

                                       19

                               PENSION PLAN TABLE
                      ESTIMATED ANNUAL RETIREMENT BENEFIT

 AVERAGE OF 5
HIGHEST ANNUAL                      YEARS OF SERVICE
 COMPENSATION   ---------------------------------------------------------
    LEVELS         15         20         25          30           35
- --------------- ---------  ---------  ---------  -----------  -----------
 $    125,000   $  29,427  $  40,486  $  51,545  $    58,854  $    68,663
      150,000      35,802     49,236     62,670       71,604       83,538
      175,000      42,177     57,986     73,795       84,354       98,413
      200,000      48,552     66,736     84,920       97,104      113,288
      225,000      54,927     75,486     96,045      109,854      128,163

    For the fiscal year ended September 30, 1994, the base salary for purposes of the Retirement Plan for the executive officers named in the Summary Compensation Table is set forth in the salary column of the Summary Compensation Table. Officers named in the Summary Compensation Table have been credited with years of service under the Retirement Plan as follows: Mr. Dalton, 12 years; Mr. Hennessey, 23 years; Mr. Burnes, 5 years. Mr. Schlesinger and Mr. Strong do not participate in the Retirement Plan.

    The benefits listed in the Pension Plan Table are not subject to reduction for Social Security or other offset amounts.

    SAVINGS INCENTIVE PLAN

    On September 20, 1989, the Trustees adopted a Savings Incentive Plan effective September 30, 1989, to provide retirement benefits for eligible employees of the Trust. On December 16, 1992, the Trustees amended and restated the Savings Incentive Plan effective January 1, 1992 (as amended, the "Savings Plan"). The Savings Plan continues the benefits provided under the GMAC Mortgage Corporation Savings Incentive Plan to employees of the Trust who were formerly employees of the Adviser. All other employees of the Trust are eligible to participate in the Savings Plan provided that they have been employed for twelve consecutive months, during which period the employee has completed at least 1,000 hours of service. Under the Savings Plan, each eligible employee may authorize payroll deductions not less than 1% nor more than 15% of the employee's earnings before bonus income, not to exceed the dollar limit permissible under the Code ($9,240 in 1994). The Trust will match each employee's contribution for the payroll period, subject to a limitation of 6% of the employee's compensation for the payroll period, with the maximum amount of contribution by the Trust in any year being $3,000.

    Benefits will be paid to terminating participants as soon as possible following the participant's date of termination. Participants have a 100% nonforfeitable right to their contributions to the Savings Plan and the Trust's matching contributions vest at the rate of 20% for each year of service, but will, in any event, be 100% vested at the later of age 65 or after five years of participation in the Savings Plan, or in the event of disability or death. Subject to certain limitations, hardship distributions of a participant's fully vested account balance are permitted on account of a demonstrable, immediate and heavy financial need.

    EMPLOYEE RETENTION PLAN

    The Trustees have adopted an Employee Retention Plan (the "Retention Plan"), dated October 17, 1990, as amended January 16, 1991 and March 20, 1991, designed to provide a financial incentive for key employees to successfully restructure the organization and maximize the net worth of the Trust. The Retention Plan was approved by the Bankruptcy Court by order dated February 26, 1991.

                                       20

    The Retention Plan is administered by the Compensation and Nominating Committee which determines the allocation of amounts among the participants. All full-time employees of the Trust except the Chairman and the President and Chief Executive Officer are eligible to participate in the Retention Plan.

    The first portion of the Retention Plan provides for a termination pay plan which will remain in effect during the period that the Class 3 Creditor Obligations (as defined in the 1991 Plan, and as amended, the Senior Notes) are outstanding. Any employee who is terminated without cause during this period shall be entitled to termination pay of not less than three and not more than 18 months salary depending on the employee's years of employment and position with the Trust. The number of months salary for Messrs. Dalton, Hennessey and Burnes are 18, 18 and 12, respectively. Medical and dental coverage will be continued during the termination pay period. An employee who is terminated for cause, voluntarily leaves, dies or becomes disabled during the plan period will not be entitled to benefits under this plan. The benefits which may be payable under this plan have been funded in a separate trust.

    The second portion of the Retention Plan included a retention bonus plan which provided for the aggregate payment of up to $350,000 to employees who remained in the employ of the Trust until February 27, 1992, a period of one year from the date of the confirmation of the Plan of Reorganization. A separate trust was funded for the payment of these benefits. The retention bonus was paid on February 28, 1992.

    The third portion of the Retention Plan provided for the grant under the Trust 1984 Share Option Plan of non-qualified stock options for up to an aggregate of 200,000 Shares of the Trust to participants. On March 29, 1991, options for 197,500 shares were granted at an exercise price of $4.15 per share which was the greater of (i) the average of the closing price of the Trust's Shares on the New York Stock Exchange for the last five days of the 30 day period after the effective date of the 1991 Plan and (ii) the fair market value of the Shares on the date of grant. Options will not vest to employees until three years after the date of grant and any employee who leaves voluntarily or is discharged for cause during the three year period will forfeit his or her rights under the option. After vesting, options can be exercised any time up to five years from the date of grant except that an employee with a vested option who leaves the employ of the Trust must exercise within a three month period after resignation. If a change in control of the Trust occurs, all options which have not previously been forfeited will vest immediately.

    The final portion of the Retention Plan is an incentive program which may provide total incentive payments during the period the Class 3 Creditor Obligations (Senior Notes) are outstanding of not more than $1,250,000. For calendar year 1991, the program was based on an incentive pool calculated as follows: At June 30, 1991, if the Class 3 Creditor Obligations (Senior Notes) were no greater than $380,000,000 (the maximum amount allowed under the 1991 Plan without any deferrals), $75,000 would be deposited in the pool with an added $5,000 for each full $1,000,000 that the Class 3 Creditor Obligations (Senior Notes) were reduced before that amount. There was eliminated from this calculation voluntary repayments by the Trust which reduced cash on hand below $15,000,000. As a result, $95,000 was deposited in the pool. At December 31, 1991, if the Class 3 Creditor Obligations (Senior Notes) were no greater than $340,000,000, $125,000 would be deposited in the pool with an added $5,000 for each full $1,000,000 that the Class 3 Creditor Obligations (Senior Notes) are below that amount after deducting any amounts credited at June 30, 1991. As a result, $125,000 was deposited in the pool. On September 16, 1992, the Compensation and Nominating Committee approved a continuation of the incentive program for calendar year 1993 based on a similar formula for reducing the outstanding Senior Notes. Under this incentive program, because the Senior Notes were no greater than $290,000,000 at December 31, 1992, $125,000 was deposited in the pool. The amounts paid from the pool to the named executive officers for the fiscal years ended September 30, 1994, 1993 and 1992 are included in the Summary Compensation Table. The form and amount of this program for future years will be at the discretion of the Compensation and Nominating Committee.

                                       21

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Bucher, Colwell, Gassaway, Krout and Rostvold served as members of the Trust's Compensation and Nominating Committee during the Trust's fiscal year ended September 30, 1994. None of such individuals was, during such fiscal year, an officer or employee of the Trust, was formerly an officer of the Trust or had any relationship requiring disclosure by the Trust under Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934.

    TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    Under the Employee Retention Plan, Messrs. Dalton, Hennessey and Burnes are entitled to termination pay equal to 18, 18 and 12 months salary, respectively, if they are terminated without cause during the period that the Class 3 Creditor Obligations (as defined in the 1991 Plan, and as amended, the Senior Notes) are outstanding. In addition, all options granted to such individuals under the Employee Retention Plan that have not otherwise vested will vest automatically upon the occurrence of a change-in-control of the Trust. See "Employee Retention Plan."

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

    As of December 14, 1994, to the Trust's knowledge, no person or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) owned beneficially 5% or more of the Common Shares of the Trust (the "Shares").

    The table below sets forth the number of Shares beneficially owned: by each Trustee; by each executive officer named in the summary compensation table; and by the Trustees and officers as a group as of December 14, 1994. As of such date, no individual Trustee or officer had beneficial ownership of 1% or more of the outstanding Shares and all Trustees and officers as a group beneficially owned 3.5% of the outstanding Shares. Except as indicated by footnote, the Trustees and named executive officers have sole voting and investment power with respect to any Shares beneficially owned by them.

                                                                                         BENEFICIAL
                                                                                        OWNERSHIP AT
                                                                                      DECEMBER 14, 1994
                                                                                     -------------------
Victor H. Schlesinger..............................................................        32,038(1)
C. W. Strong, Jr...................................................................        29,914(2)
Jeffrey M. Bucher..................................................................         8,600(3)
Kent L. Colwell....................................................................        11,650(3)(4)
James M. Gassaway..................................................................        13,302(3)
John E. Krout......................................................................         8,612(3)
Gerhard N. Rostvold................................................................        10,648(3)
James A. Dalton....................................................................        71,880(5)(6)
Daniel F. Hennessey................................................................        50,569(7)
Donald W. Burnes, Jr...............................................................        35,000(8)
All Trustees and officers as a group (21 persons)..................................       397,538(9)

- -------------------------
(1) 23,500 of the Shares reported as beneficially owned by Mr. Schlesinger are obtainable upon exercise of options.
(2) 25,000 of the Shares reported as beneficially owned by Mr. Strong are obtainable upon exercise of options.
(3) 7,500 of the Shares reported as beneficially owned by each of Messrs. Bucher, Colwell, Gassaway, Krout and Rostvold are obtainable upon exercise of options.
(4) 3,500 of the Shares reported as beneficially owned by Mr. Colwell are held in a family trust of which Mr. Colwell and his wife are co-trustees.

                                       22

(5) 65,000 of the Shares reported as beneficially owned by Mr. Dalton are obtainable upon exercise of options.
(6) 450 of the Shares reported as beneficially owned by Mr. Dalton are owned by Mr. Dalton's wife and 2,054 of the Shares reported as beneficially owned by Mr. Dalton are held in a trust for the benefit of his children. Mr. Dalton and his wife are co-trustees of the trust.
(7) 50,000 of the Shares reported as beneficially owned by Mr. Hennessey are obtainable upon exercise of options.
(8) All of the Shares reported as beneficially owned by Mr. Burnes are obtainable upon exercise of options.
(9) Includes 242,004 Shares reported as beneficially owned by Trustees and executive officers as described in the footnotes above and 112,500 Shares obtainable upon exercise of options by officers of the Trust who are not named in the foregoing table.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

    Not applicable.

                                       23

                                    PART IV

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.

    (a)  DOCUMENTS FILED AS A PART OF THE REPORT.

    The following documents are filed as part of this report.

    1.  Financial Statements.

    The financial statements of the Trust are set forth in the "INDEX TO FINANCIAL STATEMENTS" on page 26.

    2.  Financial Statement Schedules.

    3.  Exhibits.

    (a)  Exhibits are as set forth in the "INDEX TO EXHIBITS" on pages 48-49.

    (b) REPORTS ON FORM 8-K. On August 3, 1994, the Registrant filed a current report on Form 8-K regarding the Trust's unaudited operating results for the third quarter ended June 30, 1994 and the failure to make scheduled payments on the Senior Notes. See also Item 1, "Business -- General -- Negotiations Regarding a Restructuring."

    (c) EXHIBITS, INCLUDING THOSE INCORPORATED BY REFERENCE. Exhibits are set forth in the "INDEX TO EXHIBITS" on pages 48-49. Where so indicated by footnote in the index, exhibits which were previously filed are incorporated by reference. For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated in parentheses. Copies of the exhibits are available to Shareholders upon payment of $.25 per page fee to cover the Trust's expenses in furnishing the exhibits. For copies contact: Mortgage and Realty Trust, 8380 Old York Road, Suite 300, Elkins Park, Pennsylvania 19027.

    (d) Financial Statement Schedules, except those indicated in the "INDEX TO FINANCIAL STATEMENTS" on page 26, have been omitted because the required information is included in the financial statements or notes thereto, or the amounts are not significant.

                                       24

                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          MORTGAGE AND REALTY TRUST

Date: December 29, 1994                         By: /s/ C. W. STRONG, JR.
                                                ---------------------------------------------
                                                C. W. Strong, Jr.
                                                PRESIDENT

    Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

    Each person in so signing also makes, constitutes and appoints Victor H. Schlesinger, Chairman of Mortgage and Realty Trust, and each of them, his true and lawful attorney-in-fact, in his name, place and stead to execute and cause to be filed with the Securities and Exchange Commission any or all amendments to this report.

        /s/ VICTOR H. SCHLESINGER
- -----------------------------------------  Chairman and Trustee          December 29, 1994
          Victor H. Schlesinger

                                           President, Chief Executive
          /s/ C. W. STRONG, JR.             Officer and Trustee
- -----------------------------------------   (Principal Executive         December 29, 1994
            C. W. Strong, Jr.               Officer)

                                           Treasurer, Chief Financial
         /s/ DANIEL F. HENNESSEY            Officer (Principal
- -----------------------------------------   Financial and Accounting     December 29, 1994
           Daniel F. Hennessey              Officer)

          /s/ JEFFREY M. BUCHER
- -----------------------------------------  Trustee                       December 29, 1994
            Jeffrey M. Bucher

           /s/ KENT L. COLWELL
- -----------------------------------------  Trustee                       December 29, 1994
             Kent L. Colwell

          /s/ JAMES M. GASSAWAY
- -----------------------------------------  Trustee                       December 29, 1994
            James M. Gassaway

            /S/ JOHN E. KROUT
- -----------------------------------------  Trustee                       December 29, 1994
              John E. Krout

         /s/ GERHARD N. ROSTVOLD
- -----------------------------------------  Trustee                       December 29, 1994
           Gerhard N. Rostvold

                                       25

                           MORTGAGE AND REALTY TRUST
                         INDEX TO FINANCIAL STATEMENTS

                                                                                                               PAGE
                                                                                                             ---------
Report of Independent Auditors.............................................................................         27

Financial Statements

  Statement of Operations (Years ended September 30, 1994, 1993 and 1992)..................................         28

  Balance Sheet (September 30, 1994 and 1993)..............................................................         29

  Statement of Cash Flows (Years ended September 30, 1994, 1993 and 1992)..................................         30

  Statement of Shareholders' Equity (Years ended September 30, 1994, 1993 and 1992)........................         31

  Notes to the Financial Statements........................................................................         32

  Financial Statement Schedules

    Schedule XI -- Real Estate and Accumulated Depreciation and Amortization (September 30, 1994)..........         43

    Schedule XII -- Mortgage Loans on Real Estate (September 30, 1994).....................................         46

                                       26

                         REPORT OF INDEPENDENT AUDITORS

Trustees and Shareholders
Mortgage and Realty Trust

    We have audited the accompanying balance sheets of Mortgage and Realty Trust at September 30, 1994 and 1993, and the related statements of operations, shareholders' equity, and cash flows for each of the three years in the period ended September 30, 1994. Our audits also included the financial statement schedules referenced at Item 14(a). These financial statements and schedules are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mortgage and Realty Trust at September 30, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 1994, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material aspects the information set forth therein.

    The accompanying financial statements and schedules have been prepared assuming that Mortgage and Realty Trust will continue as a going concern. As more fully described in Note 1, the Trust was not able to comply with certain financial covenants related to the Restructured Joint Plan of Reorganization dated July 15, 1992. In addition, the Trust was not able to generate sufficient cash flow from normal operations and could not further liquidate mortgage loans and real estate investments in order to meet scheduled amortization on its Senior Notes. These uncertainties raise substantial doubt about the Trust's ability to continue as a going concern. The financial statements and schedules do not include any adjustments to reflect the possible future effects on the classification, realization or amounts of assets or liabilities that may result from the outcome of these uncertainties.

                                          ERNST & YOUNG LLP

Philadelphia, Pennsylvania
November 17, 1994

                                       27

                            STATEMENT OF OPERATIONS
                            YEARS ENDED SEPTEMBER 30

                                                                     1994             1993             1992
                                                                ---------------  ---------------  ---------------
Income:
  Interest and fee income on mortgage loans...................  $    14,725,000  $    19,027,000  $    26,261,000
  Income of rental properties:
    Rental income.............................................       18,495,000       17,368,000       13,733,000
    Operating expense reimbursement...........................        1,705,000        1,601,000        1,265,000
  Interest on short-term investments..........................        1,238,000          237,000          537,000
  Other.......................................................          114,000          109,000          213,000
                                                                ---------------  ---------------  ---------------
                                                                     36,277,000       38,342,000       42,009,000
                                                                ---------------  ---------------  ---------------
Expenses:
  Interest....................................................       33,002,000       28,510,000       28,956,000
  Expenses of rental properties:
    Depreciation and amortization.............................        5,839,000        5,500,000        4,470,000
    Operating.................................................        9,827,000       10,199,000        7,808,000
  Other operating expenses....................................        4,839,000        5,258,000        5,313,000
  Provision for losses on mortgage loans and related
   investments................................................        2,000,000       37,000,000       32,000,000
                                                                ---------------  ---------------  ---------------
                                                                     55,507,000       86,467,000       78,547,000
                                                                ---------------  ---------------  ---------------
Loss before reorganization expenses...........................      (19,230,000)     (48,125,000)     (36,538,000)
Reorganization expenses.......................................       (2,360,000)      (5,844,000)        (934,000)
                                                                ---------------  ---------------  ---------------
Net loss......................................................  $   (21,590,000) $   (53,969,000) $   (37,472,000)
                                                                ---------------  ---------------  ---------------
                                                                ---------------  ---------------  ---------------
Per Share:
  Net loss....................................................           $(1.92)          $(4.87)          $(3.38)
                                                                ---------------  ---------------  ---------------
                                                                ---------------  ---------------  ---------------
  Weighted average number of common shares outstanding........       11,226,000       11,080,000       11,076,000

                            See accompanying notes.

                                       28

                                 BALANCE SHEET
                            YEARS ENDED SEPTEMBER 30

                                                                                      1994              1993
                                                                                ----------------  ----------------
                                                     ASSETS:
Mortgage loans and investments:
  Construction loans..........................................................  $      --         $      5,203,000
  Standing loans..............................................................        61,851,000        76,871,000
  Long-term amortizing loans..................................................         2,908,000         4,731,000
  Participating loans and investments.........................................         4,563,000        12,180,000
  Non-earning mortgage loans..................................................         --                5,208,000
                                                                                ----------------  ----------------
                                                                                      69,322,000       104,193,000
Notes receivable..............................................................           760,000           400,000
In-substance foreclosures:
  Earning.....................................................................        62,097,000        69,707,000
  Non-earning.................................................................        10,198,000        17,462,000
Real estate:
  Investments in real estate equities.........................................        56,857,000        57,213,000
  Properties acquired through foreclosure and held for sale:
    Earning...................................................................        68,437,000        52,586,000
    Non-earning...............................................................        32,282,000        36,134,000
  Investment in partnerships..................................................         9,524,000         9,831,000
                                                                                ----------------  ----------------
                                                                                     309,477,000       347,526,000
      Less allowance for losses...............................................       (13,430,000)      (11,808,000)
                                                                                ----------------  ----------------
                                                                                     296,047,000       335,718,000
Cash and cash equivalents.....................................................        60,332,000        11,451,000
Interest receivable and other assets..........................................         7,865,000         6,705,000
                                                                                ----------------  ----------------
                                                                                $    364,244,000  $    353,874,000
                                                                                ----------------  ----------------
                                                                                ----------------  ----------------

                                                   LIABILITIES:

Senior Secured Notes..........................................................  $    290,000,000  $    290,000,000
Loan on equity investment.....................................................        17,593,000        17,572,000
Accounts payable and accrued expenses.........................................         4,050,000         4,267,000
Interest payable..............................................................        32,568,000           412,000
                                                                                ----------------  ----------------
                                                                                     344,211,000       312,251,000
                                                                                ----------------  ----------------

                                              SHAREHOLDERS' EQUITY:

Preferred shares, $1 par value: 3,500,000 shares authorized, none issued......         --                --
Common shares, $1 par value: 20,000,000 shares authorized, 11,226,000 shares
 issued and outstanding.......................................................        11,226,000        11,226,000
Additional paid-in capital....................................................       182,375,000       182,375,000
Accumulated deficit...........................................................      (173,568,000)     (151,978,000)
                                                                                ----------------  ----------------
      Total shareholders' equity..............................................        20,033,000        41,623,000
                                                                                ----------------  ----------------
                                                                                $    364,244,000  $    353,874,000
                                                                                ----------------  ----------------
                                                                                ----------------  ----------------

                            See accompanying notes.

                                       29

                            STATEMENT OF CASH FLOWS
                            YEARS ENDED SEPTEMBER 30

                                                                      1994             1993             1992
                                                                 ---------------  ---------------  --------------
Cash flows from operating activities:
  Net loss.....................................................  $   (21,590,000) $   (53,969,000) $  (37,472,000)
  Adjustments to reconcile net loss to net cash provided by
   operating activities:
    Depreciation and amortization on real estate...............        5,839,000        5,500,000       4,470,000
    Provision for losses.......................................        2,000,000       37,000,000      32,000,000
    Increase (decrease) in payables and accrued expenses.......         (217,000)         106,000      (3,529,000)
    Increase in interest payable...............................       32,156,000          412,000        --
    Decrease (increase) in receivables and other assets........       (1,160,000)       2,669,000        (641,000)
    Net change in interest reserves, deferred income...........         (582,000)        (934,000)       (426,000)
    Recoveries of charge offs to allowance for losses..........        1,019,000        --               --
    Other......................................................         (967,000)       --                366,000
                                                                 ---------------  ---------------  --------------
  Total adjustments............................................       38,088,000       44,753,000      32,240,000
                                                                 ---------------  ---------------  --------------
Net cash provided by (used in) operating activities............       16,498,000       (9,216,000)     (5,232,000)
                                                                 ---------------  ---------------  --------------
Cash flows from investing activities:
  Investments in real estate:
    Properties acquired through foreclosure....................       (5,269,000)      (4,600,000)     (4,148,000)
    In-substance foreclosures..................................       (1,337,000)      (1,135,000)     (2,203,000)
    Real estate equities.......................................       (1,847,000)      (2,505,000)     (3,227,000)
    Advances on mortgage loans.................................        --                (602,000)     (2,624,000)
    Partnerships...............................................        --              (2,078,000)       --
  Principal repayments on mortgage loans.......................       25,555,000       24,604,000      50,674,000
  Repayments on notes receivable...............................          168,000        --               --
  Sale of foreclosed property..................................        6,360,000       16,170,000      16,982,000
  Repayment of
   in-substance foreclosure....................................        8,753,000          360,000       4,309,000
  Sale of equity investment....................................        --               --              5,194,000
                                                                 ---------------  ---------------  --------------
Net cash provided by investing activities......................       32,383,000       30,214,000      64,957,000
                                                                 ---------------  ---------------  --------------
Cash flows from financing activities:
  Payment of Senior Notes......................................        --             (22,000,000)    (62,000,000)
                                                                 ---------------  ---------------  --------------
Net cash used in financing activities..........................        --             (22,000,000)    (62,000,000)
                                                                 ---------------  ---------------  --------------
Net increase (decrease) in cash and cash equivalents...........       48,881,000       (1,002,000)     (2,275,000)
Cash and cash equivalents at beginning of year.................       11,451,000       12,453,000      14,728,000
                                                                 ---------------  ---------------  --------------
Cash and cash equivalents at end of year.......................  $    60,332,000  $    11,451,000  $   12,453,000
                                                                 ---------------  ---------------  --------------
                                                                 ---------------  ---------------  --------------
Supplemental schedule of non-cash investing and financing
 activities:
  Transfer of real estate to mortgage loans....................  $       750,000  $       348,000  $      940,000
  Transfer of mortgage loans to real estate, in-substance
   foreclosure and notes receivable............................  $    10,321,000  $   105,863,000  $   56,554,000
  Charge-offs against allowance for losses.....................  $       378,000  $    44,545,000  $   27,354,000
  Transfer of investment in partnership to investment in real
   estate equities.............................................  $     --         $     --         $    7,241,000
  Transfer of mortgage loans and in-substance foreclosures to
   investment in partnerships..................................  $     --         $     5,605,000  $     --
  Transfer of in-substance foreclosures to real estate.........  $    13,109,000  $     --         $     --

                            See accompanying notes.

                                       30

                       STATEMENT OF SHAREHOLDERS' EQUITY

                                      COMMON SHARES             ADDITIONAL                            TOTAL
                              -----------------------------      PAID-IN         ACCUMULATED      SHAREHOLDERS'
                                 SHARES          AMOUNT          CAPITAL           DEFICIT            EQUITY
                              -------------  --------------  ----------------  ----------------  ----------------
Balance at September 30,
 1991.......................     11,076,000  $   11,076,000  $    182,525,000  $    (60,537,000) $    133,064,000
Net loss....................                                                        (37,472,000)      (37,472,000)
                              -------------  --------------  ----------------  ----------------  ----------------
Balance at September 30,
 1992.......................     11,076,000      11,076,000       182,525,000       (98,009,000)       95,592,000
Shares issued -- Litigation
 Settlement.................        150,000         150,000          (150,000)                          --
Net loss....................                                                        (53,969,000)      (53,969,000)
                              -------------  --------------  ----------------  ----------------  ----------------
Balance at September 30,
 1993.......................     11,226,000      11,226,000       182,375,000      (151,978,000)       41,623,000
Net loss....................                                                        (21,590,000)      (21,590,000)
                              -------------  --------------  ----------------  ----------------  ----------------
Balance at September
 30,1994....................     11,226,000  $   11,226,000  $    182,375,000  $   (173,568,000) $     20,033,000
                              -------------  --------------  ----------------  ----------------  ----------------
                              -------------  --------------  ----------------  ----------------  ----------------

                            See accompanying notes.

                                       31

                       NOTES TO THE FINANCIAL STATEMENTS

1.  BASIS OF FINANCIAL INFORMATION AND PLAN OF REORGANIZATION
    See "Item 1. Business -- General" pages 1 and 2 for information concerning the Trust's previous chapter 11 petition on April 12, 1990 and related plan of reorganization (1991 Plan).

    See "Item 1. Business -- General -- 1992 Restructuring" for information concerning the restructuring of the Senior Notes that resulted from the previous chapter 11 petition.

    See "Item 1. Business -- General -- Current Debt Service Requirements and Defaults and Forecast Shortfall In Operating Cash Flow" for information concerning the various defaults under the 1992 restructured Senior Notes.

    See "Item 1. Business -- General -- 1993-1994 Negotiations With the Official Creditors Committee" for developments regarding the proposed restructuring.

    On November 17, 1994, the Trust announced that it had reached an agreement in principle with a substantial number of holders of its Senior Notes on the terms of a restructuring of the Senior Notes.

    Pursuant to the agreement in principle, holders of the Senior Notes in the aggregate principal amount of $290 million plus accrued interest of $41.7 million through December 31, 1994 will receive under a prepackaged plan of reorganization under chapter 11 of the Bankruptcy Code, $110 million of new senior secured notes due 2002, approximately $50 million in cash and 97% of the restructured equity of the Trust (or substantially all the restructured equity if holders of the Trust's outstanding common shares do not vote to accept the prepackaged plan). If holders of the outstanding common shares vote to accept the prepackaged plan, such holders will retain 3% of the equity of the restructured Trust. The agreement in principle anticipates that the new senior secured notes will mature in 2002 and bear interest at the rate of 11 1/8% per annum. It is also anticipated that holders of unsecured claims will receive cash in the allowed amount of their claims. It is contemplated that the Trust will prepare a "shelf" registration statement for the new securities issued pursuant to the prepackaged plan.

    The agreement to pursue the restructuring proposal is subject to a number of conditions and the Trust intends to effect the restructuring through a prepackaged chapter 11 bankruptcy. At this time there can be no assurance that the conditions to consummation of the proposed restructuring will be satisfied.

    Other details of the agreement, including the additional conditions to commencement and consummation of the restructuring, have not been finalized pending the filing of proxy solicitation materials with the SEC and distribution of a disclosure statement for the solicitation of votes for the prepackaged plan to holders of the Trust's outstanding securities. The advisors to the Trust and the various holders of Senior Notes are negotiating additional terms of the new debt securities to be received by the Senior Note holders under the prepackaged plan.

    The financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) applicable to a company on a "going concern" basis, which contemplates the realization of assets and the liquidation of liabilities in the ordinary course of business. These financial statements include adjustments and reclassifications that have been made to reflect indebtedness as extended under the 1991 Plan and the Senior Note Indenture. These financial statements do not include any adjustments that would be required should the Trust be unable to continue as a going concern. The conditions noted above raise substantial doubt about the Trust's ability to continue as a going concern. These financial statements also do not include any adjustments that could be required as a result of the November 17, 1994 agreement in principle with certain holders of Senior Notes and related proposed restructuring and prepackaged chapter 11 bankruptcy, including adjustments required by The American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code," for fresh start accounting.

                                       32

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

1.  BASIS OF FINANCIAL INFORMATION AND PLAN OF REORGANIZATION (CONTINUED)
The Trust anticipates that any adjustments that would be occasioned in the restructuring process by its financial distress, by any inability of the Trust to continue as a going concern or by any inability of the Trust to achieve a consensual restructuring would be material and adverse.

    The following unaudited Pro Forma Balance Sheet is presented as if (1) Mortgage and Realty Trust had emerged from bankruptcy on September 30, 1994 with a reorganization plan identical to the one proposed, and (2) fresh start accounting had been adopted as of September 30, 1994. This unaudited Pro Forma Balance Sheet should be read in conjunction with the financial statements of Mortgage and Realty Trust and the related notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the proposed reorganization and "fresh start accounting" have been included. This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1994, nor does it purport to represent the future financial position of the Company.

                            PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                          PRO FORMA ADJUSTMENTS
                                          ------------------------------------------------------
                                          HISTORICAL      PROPOSED        FRESH        PRO FORMA
                                           9/30/94     REORGANIZATION     START         9/30/94
                                          ----------   --------------   ---------      ---------
                                                              (IN THOUSANDS)
ASSETS
  Cash & marketable securities..........   $  60,332     $ (50,000)(A)                 $   8,979
                                                            (1,353)(B)
  Loans & owned real estate net.........     296,047                      (67,047)(E)    229,000
  Interest receivable...................       4,638                       (2,810)(F)      1,828
  Other assets..........................       3,227                       (1,955)(F)      1,272
                                          ----------   --------------   ---------      ---------
      Total assets......................   $ 364,244     $ (51,353)     $ (71,812)     $ 241,079
                                          ----------   --------------   ---------      ---------
                                          ----------   --------------   ---------      ---------
LIABILITIES
  Senior secured notes due 1995.........   $ 290,000     $(290,000)(C)                 $       0
  Senior secured notes due 2002.........           0       110,000(C)                    110,000
  Loan on REO -- Imperial Bank..........      17,593                                      17,593
  Interest payable......................      32,568       (32,568)(C)                         0
  Accounts payable and other............       4,050        (1,353)(B)        (50)(F)      2,647
                                          ----------   --------------   ---------      ---------
    Total liabilities...................     344,211      (213,921)           (50)       130,240
                                          ----------   --------------   ---------      ---------
SHAREHOLDER'S EQUITY
  Common stock at par...................      11,226                                      11,226
  Additional paid in capital............     182,375       162,568(D)    (245,330)(G)     99,613
  Retained earnings (deficit)...........    (173,568)                     173,568(G)           0
                                          ----------   --------------   ---------      ---------
    Total shareholders equity...........      20,033       162,568        (71,762)       110,839
                                          ----------   --------------   ---------      ---------
    Total liabilities & equity..........   $ 364,244     $ (51,353)     $ (71,812)     $ 241,079
                                          ----------   --------------   ---------      ---------
                                          ----------   --------------   ---------      ---------

                             See Accompanying Notes

                                       33

1. BASIS OF FINANCIAL INFORMATION AND PLAN OF REORGANIZATION (CONTINUED) ADJUSTMENTS TO REFLECT PROPOSED REORGANIZATION

(A) Reflects the $50.0 million minimum payment to creditors being made at implementation of the proposed plan, provided that such minimum payment may be increased based upon the amount of cash held by the Trust in excess of its short-term obligations following confirmation of the proposed plan.
    Note: Cash and marketable securities includes $1,375 of restricted cash related to the Trust's termination pay plan and $1,600 relating to borrowers' deposits.

(B) Reflects cash payment to unsecured creditors totalling $1,353.

(C) Reflects the cancellation of the Senior Secured notes due 1995 in the face amount of $290.0 and the related interest payable on these notes of $32.6 million and the recording of the new Senior Notes due 2002 in the face amount of $110.0 million.

(D) Reflects the conversion of amounts previously owed under the Senior Secured notes due 1995 converted to a 97% interest in the common shares of the reorganized Trust as follows:

Face amount of Senior Notes due 1995...................................  $ 290,000
Interest payable at 9/30/94............................................     32,568
                                                                         ---------
Total amount payable to creditors at 9/30/94...........................    322,568
Less: New Senior Notes due 2002........................................   (110,000)
Less: Cash payment to creditors........................................    (50,000)
                                                                         ---------
Amount previously due creditors converted to equity....................  $ 162,568
                                                                         ---------
                                                                         ---------

    ADJUSTMENTS TO REFLECT FRESH START ACCOUNTING

(E) Reflects adjustment made to carrying value of loans and owned real estate to adjust to estimated reorganization values.

(F) Reflects adjustment made to carrying values of accounts receivable/other assets and accounts payable to adjust to estimated reorganization values of $3.1 million and $4.0 million, respectively.

(G) Reflects the adjustment of the retained earnings/deficit to zero as a result of the restructure and the adjustment of additional paid in capital as follows:

Adjust deficit to reset to zero........................................  $(173,568)
Adjustment to carrying value of invested assets........................    (67,047)
Adjustment to carrying value of receivables............................     (4,765)
Adjustment to carrying value of payables...............................         50
                                                                         ---------
                                                                         $(245,330)
                                                                         ---------
                                                                         ---------

2.  SIGNIFICANT ACCOUNTING POLICIES

    INCOME TAXES

    The Trust is a real estate investment trust that has elected to be taxed under Sections 856-860 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for income taxes in the financial statements.

    For the fiscal years ended September 30, 1994, 1993 and 1992, there were significant differences between taxable net loss and net loss as reported in the financial statements. The differences were primarily temporary differences related to the recognition of bad debt deductions and accounting for reorganization costs. For financial accounting purposes, these items are expensed currently, while for tax purposes some portion of these items may be deferred to future periods.

                                       34

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    The Trust incurred net operating losses of $38 million, $31 million and $12 million for tax purposes in fiscal 1993, 1992 and 1991, respectively. The Trust estimates a net operating loss for tax purposes of approximately $35 million in fiscal 1994. Each of these net operating losses will be available for fifteen years as a loss carryforward to future years' taxable income. If during the course of the proposed restructuring, Cancellation of Indebtedness taxable income results, the net operating losses available for use in future years will be reduced by the amount of such Cancellation of Indebtedness income. The Trust's goal is to preserve its net operating losses, but the transfer of more than 50% of the ownership of the Trust to its creditors in a reorganization (as was provided in the August 1993 agreement in principle and as is likely in any alternate restructuring) will limit the future per annum use of its net operating losses (after the aforementioned reduction for Cancellation of Indebtedness income) under Internal Revenue Code Section 382.

    INTEREST INCOME

    Interest income on each loan is recorded as earned. Interest income is not recognized if, in the opinion of the Trustees, collection is doubtful. The Trust generally considers loans as delinquent if payment of interest and/or principal, as required by the terms of the note, is more than 60 days past due. Accrual of interest income is generally terminated and foreclosure proceedings are started if payment is more than 60 days past due.

    LOAN FEE INCOME

    Loan fees are recorded as income using the "interest method." Accordingly, loan fees are deferred when received and are recorded as income over the term of the loan in relation to outstanding loan balances.

    ALLOWANCE FOR LOSSES

    The allowance for losses on mortgage loans and related investments is determined in accordance with The American Institute of Certified Public Accountants Statement of Position on Accounting Practices of Real Estate Investment Trusts 75-2, as amended. This statement requires adjustment of the carrying value of mortgage loans to the lower of their carrying value or estimated net realizable value. Estimated net realizable value is the estimated selling price of a property offered for sale in the open market allowing a reasonable time to find a buyer, reduced by the estimated cost to complete and hold the property (including the estimated cost of capital), net of estimated cash income. The cost of capital was computed at 10.5% at September 30, 1994 and 9.0% at September 30, 1993.

    Additional provisions for losses on mortgage loans and related investments may be necessary if the deterioration in real estate markets continues, or there is a significant increase in the Trust's cost of capital. See also Note 1, "Basis of Financial Statement Presentation and Plan of Reorganization." Further adjustments may also be necessary as a result of the restructuring negotiations. The Trust anticipates that any adjustments that would be occasioned in the restructuring process by its financial distress, by any inability of the Trust to continue as a going concern or by any inability of the Trust to achieve a consensual restructuring would be material and adverse.

    PROPERTIES ACQUIRED THROUGH FORECLOSURE AND HELD FOR SALE

    Properties acquired through foreclosure and held for sale are recorded at the lower of cost or fair value at acquisition, which becomes the cost basis for accounting purposes. The fair value of the asset acquired, in accordance with Financial Accounting Standards Board Statement 15, is the amount that the Trust could reasonably expect to receive in a current sale between a willing buyer and a willing seller. Such properties are thereafter accounted for in the same manner as any similar asset acquired for investment as to depreciation and gain or loss upon sale. Subsequent to foreclosure, the properties are carried at the lower of cost or fair value less estimated costs to sell, as set forth in The American Institute of Certified Public Accountants' Statement of Position 92-3, "Accounting for Foreclosed Assets" ("SOP 92-3").

                                       35

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    IN-SUBSTANCE FORECLOSURE

    A loan is considered an in-substance foreclosure if: (1) the debtor has little or no equity considering the fair value of the collateral, (2) proceeds for repayment can be expected to come only from operation or sale of the collateral, and (3) the debtor has either formally or effectively abandoned control of the collateral. Loans meeting the criteria for in-substance foreclosure are reclassified and recorded at the lower of cost or fair value of the collateral, which establishes a new cost basis in the same manner as a legal foreclosure.

    Properties acquired through foreclosure and held for sale and in-substance foreclosures are reclassified from non-earning to earning status if they produce and maintain for a minimum of two consecutive quarters an annualized return of 5% or greater cash flow yield.

    NET LOSS PER SHARE

    Net loss per share for fiscal years ended 1994, 1993 and 1992 is computed using the weighted average common shares outstanding during each period. Fully diluted net loss per share is not disclosed because such information is not meaningful.

    DEPRECIATION AND AMORTIZATION

    Depreciation and amortization are computed on the straight-line method over an estimated useful life of 40 years for buildings and three to five years for other property and lease commissions.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include short-term investments (high grade commercial paper carried at cost of $58.4 million at September 30, 1994) with maturities ranging from 3 to 45 days.

    Included in cash and cash equivalents is $1.4 million of restricted cash which represents the funding of the employee retention plan (see Note 9) and $1.6 million related to borrowers' deposits. See "Item 1. Business -- General -- Current Debt Service Requirements and Defaults and Forecast Shortfall In Operating Cash Flow" for additional information regarding the establishment of new operating accounts for the Trust, the enforcement of the Indenture Trustee's security interest in the old deposit accounts of the Trust and the Trust's obligation quarterly to pay the excess of available cash (as defined in the Indenture) over $10 million to Senior Note holders.

3.  MORTGAGE LOANS AND INVESTMENT IN REAL ESTATE
    The following table summarizes the Trust's mortgage loan portfolio:

                                     SEPTEMBER 30, 1994           SEPTEMBER 30, 1993
                                  -------------------------    -------------------------
                                   NUMBER OF      CARRYING      NUMBER OF      CARRYING
TYPE OF UNDERLYING SECURITY       INVESTMENTS      AMOUNT      INVESTMENTS      AMOUNT
- -------------------------------   -----------    ----------    -----------    ----------
                                                 ($ AMOUNTS IN THOUSANDS)
Apartments....................           1       $      254           3       $    5,391
Residential/Condominium*......           9            1,334          10            1,841
Office Buildings..............           2            1,699           1            1,135
Industrial Buildings..........           7           30,328          10           44,086
Research & Development
 Buildings....................           3           16,371           5           25,942
Retail Buildings..............           4           16,276           6           22,738
Hotels/Motels.................           1            3,060           1            3,060
                                        --                           --
                                                 ----------                   ----------
    Total.....................          27       $   69,322          36       $  104,193
                                        --                           --
                                        --                           --
                                                 ----------                   ----------
                                                 ----------                   ----------

- -------------------------
* Includes 80 mortgage end loans on 9 investments at September 30, 1994 and 107 mortgage end loans on 10 investments at September 30, 1993.

    The Trust's mortgage loan portfolio consists of loans located principally in California, 49%, and Pennsylvania, 22%.


3.  MORTGAGE LOANS AND INVESTMENT IN REAL ESTATE (CONTINUED)
    At September 30, 1994, the Trust had undisbursed commitments of $615,000, all of which represents additional advances on partially funded mortgage loans.

    As of September 30, 1994, there were no earning loans delinquent (more than 60 days past due) as to principal and/or interest.

    At September 30, 1994 and 1993, loans totalling $24,836,000 and  $33,403,000 respectively, were extended beyond their original contractual maturity dates. Loan terms are extended in the normal course of business for various reasons, such as delays in construction, slower leasing than originally anticipated or delay in obtaining permanent financing.

    No interest rate modifications were made on mortgage loans during fiscal 1993. During fiscal 1994, two loans totalling $13,939,000 had rate reductions due to financial difficulties of the borrower.

    At September 30, 1994 and 1993, mortgage loans outstanding consisted of fixed rate loans of $29,428,000 and $21,268,000, floating rate loans of
$35,331,000  and  $70,745,000   and  participating  loans   of  $4,563,000   and
$12,180,000, respectively. Non-earning loans (including non-earning in-substance foreclosures) and non-earning properties acquired through foreclosure and held for sale were $42,480,000 at September 30, 1994 compared to $58,804,000 at September 30, 1993.

    The following table summarizes the Trust's investment in in-substance foreclosures:

                                    SEPTEMBER 30, 1994         SEPTEMBER 30, 1993
                                  -----------------------    -----------------------
                                   NUMBER OF     CARRYING     NUMBER OF     CARRYING
TYPE OF PROPERTY                  INVESTMENTS     AMOUNT     INVESTMENTS     AMOUNT
- -------------------------------   -----------    --------    -----------    --------
                                               ($ AMOUNTS IN THOUSANDS)
EARNING
Office Buildings..............           2        $12,840           2        $12,831
Industrial Buildings..........       --             --              1          4,901
Retail Buildings..............           3         28,452           3         28,238
Apartments....................           1          6,695           1          6,689
Research & Development
 Buildings....................           2         14,110           3         17,048
                                        --                         --
                                                 --------                   --------
  Total Earning...............           8         62,097          10         69,707
                                        --                         --
                                                 --------                   --------
NON-EARNING
Office Buildings..............       --             --              1          7,433
Industrial Buildings..........           2         10,198           3          7,576
Retail Buildings..............       --             --              1          2,453
Apartments....................       --             --          --             --
Research & Development
 Buildings....................       --             --          --             --
Hotel.........................       --             --          --             --
                                        --                         --
                                                 --------                   --------
  Total Non-Earning...........           2         10,198           5         17,462
                                        --                         --
                                                 --------                   --------
  Total.......................          10        $72,295          15        $87,169
                                        --                         --
                                        --                         --
                                                 --------                   --------
                                                 --------                   --------

    The following table summarizes the Trust's investment in real estate equities, net of accumulated depreciation of $10,023,000 at September 30, 1994 and $7,800,000 at September 30, 1993:

                                    SEPTEMBER 30, 1994         SEPTEMBER 30, 1993
                                  -----------------------    -----------------------
                                   NUMBER OF     CARRYING     NUMBER OF     CARRYING
TYPE OF PROPERTY                  INVESTMENTS     AMOUNT     INVESTMENTS     AMOUNT
- -------------------------------   -----------    --------    -----------    --------
                                               ($ AMOUNTS IN THOUSANDS)
Office Buildings..............           4        $26,264           4        $26,504
Industrial Buildings..........           1          6,510           1          6,626
Retail Buildings..............           1         24,083           1         24,083
                                         -                          -
                                                 --------                   --------
    Total.....................           6        $56,857           6        $57,213
                                         -                          -
                                         -                          -
                                                 --------                   --------
                                                 --------                   --------

                                       37

3.  MORTGAGE LOANS AND INVESTMENT IN REAL ESTATE (CONTINUED)
    The following table summarizes the Trust's investment in properties acquired through foreclosure and held for sale, net of accumulated depreciation of $8,329,000 at September 30, 1994 and $6,143,000 at September 30, 1993:

                                    SEPTEMBER 30, 1994         SEPTEMBER 30, 1993
                                  -----------------------    -----------------------
                                   NUMBER OF     CARRYING     NUMBER OF     CARRYING
TYPE OF PROPERTY                  INVESTMENTS     AMOUNT     INVESTMENTS     AMOUNT
- -------------------------------   -----------    --------    -----------    --------
                                               ($ AMOUNTS IN THOUSANDS)
EARNING
Apartments....................           3       $ 21,012           4        $18,631
Office Buildings..............           4         13,942           5         11,283
Industrial Buildings..........           5         19,913           5         18,399
Retail Buildings..............           1          7,585           1          1,394
Research & Development
 Buildings....................           2          5,985           1          2,879
                                        --                         --
                                                 --------                   --------
  Total Earning...............          15         68,437          16         52,586
                                        --                         --
                                                 --------                   --------
NON-EARNING
Office Buildings..............           5         16,449           3          7,563
Industrial Buildings..........           4         10,794           5         15,796
Retail Buildings..............           2          5,039           3         12,775
                                        --                         --
                                                 --------                   --------
  Total Non-Earning...........          11         32,282          11         36,134
                                        --                         --
                                                 --------                   --------
    Total.....................          26       $100,719          27        $88,720
                                        --                         --
                                        --                         --
                                                 --------                   --------
                                                 --------                   --------

    The following table summarizes the Trust's investment in partnerships, net of accumulated depreciation of $313,628 at September 30, 1994 and $70,763 at September 30, 1993:

                                                             SEPTEMBER 30, 1994              SEPTEMBER 30, 1993
                                                       ------------------------------  ------------------------------
                                                           NUMBER OF       CARRYING        NUMBER OF       CARRYING
TYPE OF PROPERTY                                          INVESTMENTS       AMOUNT        INVESTMENTS       AMOUNT
- ------------------------------------------------------ -----------------  -----------  -----------------  -----------
                                                                          ($ AMOUNTS IN THOUSANDS)
Industrial Buildings.................................              2       $   9,524               2       $   9,831
                                                                   -                               -
                                                                   -                               -
                                                                          -----------                     -----------
                                                                          -----------                     -----------

4.  ALLOWANCE FOR LOSSES
    The changes in the allowance for losses for the years ended September 30, 1994, 1993 and 1992 were as follows:

                                                       1994       1993       1992
                                                      -------    -------    -------
                                                        ($ AMOUNTS IN THOUSANDS)
Balance at beginning of year......................    $11,808    $19,353    $14,707
Provisions charged to expense.....................      2,000     37,000     32,000
                                                      -------    -------    -------
                                                       13,808     56,353     46,707
Less charges against allowance, net of
 recoveries.......................................        378     44,545     27,354
                                                      -------    -------    -------
Balance at end of year............................    $13,430    $11,808    $19,353
                                                      -------    -------    -------
                                                      -------    -------    -------

    Approximately $6,276,000, $6,394,000 and $4,488,000 of the allowance at September 30, 1994, 1993 and 1992, respectively, are applicable to properties acquired through foreclosure and held for sale.

                                       38

5.  SENIOR NOTES

    SENIOR SECURED NOTES

    The lack of liquidity in many of the commercial real estate markets continued during the fiscal year ended September 30, 1994. Although the Trust was able to meet the required principal payment at December 31, 1992, reducing the principal balance of the Senior Notes to $290 million, it did not have sufficient funds to meet the $20 million required principal payment due June 30, 1993 or the $33.8 million required principal payment due December 31, 1993 or the $30 million required principal payment due June 30, 1994 (taking into account permitted deferrals). The Trust also did not make the $6.6 million, the $6.4 million, the $7.2 million, and the $8.7 million interest payments due December 31, 1993, March 31, 1994, June 30, 1994 and September 30, 1994,
respectively. The average borrowing rates for fiscal year ended September 30, 1994 and 1993, respectively, were 10.73% and 9.23%. At September 30, 1994, the outstanding 12.12% interest rate on the Senior Notes was composed of interest at 11.50% on $200 million of Senior Notes (including default interest at 1%) and 13.50% on $90 million of deferred amounts of Senior Notes (including default interest at 1%). The entire unamortized cost of restructuring of the Senior Notes was charged off during fiscal 1993 as a result of the monetary default. The Trust expensed $3.4 million in fiscal 1993, of which $2.4 million related to the acceleration of costs due to the June 1993 monetary default. Prior to the default, these costs were being amortized using the interest method over the term of the debt.

    LOAN ON EQUITY INVESTMENT

    In November 1991, the Trust acquired full ownership of a retail center in which it had a partnership interest. The Trust has a construction borrowing commitment of $18.7 million of which $17.6 million was outstanding at September 30, 1994. The contractual interest rate on this loan is 9 1/4% (Prime +1 1/2%, floor of 9%), and the loan matured in May 1994 but was extended until December 1994.

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

    The Financial Accounting Standards Board Statement No. 107 Disclosure of Fair Value of Financial Statements ("SFAS" 107) requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Trust.

    The carrying value of cash and cash equivalents approximates their fair value because of the liquidity and short-term maturities of these instruments. The fair value of mortgage loans is estimated by discounting cash flows at what is considered a market interest rate for loans with similar terms to borrowers of similar credit quality.

    The measurement of the fair value of the Senior Notes at September 30, 1994 is not practical in the context of the proposed restructuring.

    The loan on equity investment is a variable rate loan that reprices frequently, thus fair value is based on the carrying amount of the loan.

                                       39

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    The estimated fair values of the Trust's financial instruments at September 30, 1994 are as follows:

                                                                                  CARRYING
                                                                                   AMOUNT     FAIR VALUE
                                                                                ------------  ----------
                                                                                 (AMOUNTS IN THOUSANDS)
FINANCIAL ASSETS:
  Cash and cash equivalents...................................................  $     60,332  $   60,332
  Mortgage loans and notes receivable (net of allowance for possible
   losses)....................................................................        70,240      69,825

FINANCIAL LIABILITIES:
  Loan on equity investment...................................................       (17,593)    (17,593)
  Off-Balance Sheet Financial Instruments:
    Unfunded loan commitments.................................................       --             (615)

7.  SHARE OPTION PLAN
    On August 14, 1994, the 1984 Share Option Plan terminated. As of September 30, 1994, options to purchase 426,000 Common Shares were outstanding under the 1984 Share Option Plan. The exercise price per share varies from $2.50 to $14.50. Options granted, other than those granted in fiscal 1991, expire five years from the date of grant and may be exercised at any time six months after the date of grant, subject to the limitation that the aggregate fair market value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year shall not exceed $100,000. Options granted during fiscal 1991, pursuant to the Employee Retention Plan described in
Note 8, expire five years from the date of grant but do not vest until three years from the date of grant. During the fiscal year ended September 30, 1994, no options were granted. Options to purchase 26,500 Common Shares at prices from $2.50 to $14.50 terminated during the fiscal year ended September 30, 1994.

    In addition to cash, options may be exercised by exchanging the Trust's Common Shares valued at the market price on the date of exercise of the options. During the fiscal year ended September 30, 1994, no options were exercised.

8.  PENSION PLANS

    EMPLOYEES

    On September 20, 1989, the Trustees adopted an Employees' Retirement Plan effective September 30, 1989. On December 16, 1992, the Trustees amended and restated the Employees' Retirement Plan effective January 1, 1992 to conform to amended regulations and further amended the plan on July 20, 1994.

    The Trust maintains this non-contributing, defined benefit pension plan for all eligible employees. Benefits under the plan are generally based on years of service and average annual base salary rate. Pension costs are accrued and funded annually from entry date in the plan to projected retirement date and include service costs for benefits earned during the period and interest costs on the projected benefit obligation less the return on plan assets. Pension expense was $60,000 for each of the years ended September 30, 1994 and 1993 and $136,000 for the year ended September 30, 1992. The

                                       40

8.  PENSION PLANS (CONTINUED)
actual return on plan assets was $53,327 for the year ended September 30, 1994, $53,465 for the year ended September 30, 1993 and $72,492 for the year ended September 30, 1992. Plan assets are currently invested in various mutual funds and bonds. The funding status of the pension plan is:

                                                                                 9/30/94       9/30/93
                                                                              -------------  -----------
Actuarial present value of benefit obligations:
  Vested benefit obligation.................................................  $     776,000  $   677,000
  Accumulated benefit.......................................................        801,000      694,000
  Projected benefit obligation..............................................      1,008,000      993,000
  Plan assets at market value...............................................      1,104,000      998,000

Key economic assumptions used in these determinations were:
  Discount rate.............................................................      8.0%          8.0%
  Rate of increase in compensation levels...................................      3.0%          3.0%
  Expected long-term rate of return.........................................      9.0%          9.0%

    The Trust also maintains a 401(k) profit and sharing plan and trust. Employer contributions are limited to 6% of participant's compensation, with a maximum per year of $3,000 per participant. Profit sharing expense was $61,000, $65,000 and $58,000 for years ended September 30, 1994, 1993 and 1992, respectively.

    TRUSTEES

    Effective October 1, 1989, the Trust established a pension plan for Trustees. All Trustees on or after the effective date (including Trustees who are employees of the Trust) are eligible to receive the basic normal retirement benefit under the plan upon completion of five years of credited board service. Benefits under the plan are based on the annual retainer in effect at the time the Trustee retires or otherwise terminates service. Plan benefits will be paid for a period equal to the number of years served as Trustee after January 1, 1980, except that payments will cease upon the death of the Trustee.

    The benefit provided by the plan is a contractual obligation on behalf of the Trust and is payable out of assets of the Trust that are subject to the claims of creditors of the Trust. It is not intended that the plan be funded.

    Accrued pension expense was $260,000 for the year ended September 30, 1994 and $60,000 for each of the years ended September 30, 1993 and 1992. The total accumulated benefit obligation at September 30, 1994 was $450,000.

9.  EMPLOYEE RETENTION PLAN
    The Trust established an Employee Retention Plan, to be administered by the Compensation and Nominating Committee (the "Committee"), in order to assure the continuity and performance of employees of the Trust. The Plan contains four categories of benefits: an incentive program, stock options, termination pay and a retention bonus.

    The Committee established an incentive program for calendar year 1991. The incentive pool was calculated based on the reduction of the Trust's outstanding debt (the Senior Notes). On January 3, 1992, the principal balance of the Senior Notes was reduced to $329 million resulting in an incentive bonus pool of $160,000. On September 16, 1992, the Committee approved a continuation of the incentive program for 1992 based on a similar formula for reducing the principal balance of the Senior Notes. At December 31, 1992, the principal balance of the Senior Notes was reduced to $290 million resulting in an incentive bonus pool of $125,000. During 1994 and 1993, the Committee approved the payment of discretionary bonuses totalling $123,000 and $128,500, respectively, for certain officers of the Trust.

                                       41

9.  EMPLOYEE RETENTION PLAN (CONTINUED)
    On March 29, 1991, the Committee awarded stock options for the purchase of 197,500 Common Shares at an option price of $4.15. The options had a three-year vesting period from the date of grant and vested on March 29, 1994.

    A termination pay plan has been established to cover termination of employment without cause during the period that the Senior Notes, as defined, are outstanding. Employees will be entitled to compensation ranging from a minimum of twelve weeks to a maximum of eighteen months pay. In addition, certain health benefits will continue to be paid by the Trust over a period of time equal to the period used in calculating severance pay. The Trust estimates that the maximum cost of the termination pay plan would be approximately $1.4 million and the cost is charged to expense at date of termination (as defined in the termination pay plan).

    The retention bonus, which totalled $350,000, was paid on February 28, 1992 to certain employees who remained with the Trust one year after the Effective Date of the 1991 Plan (February 27, 1991).

10. ISSUANCE OF SHARES
    Effective April 1, 1992, the Trust terminated its Dividend Reinvestment and Share Purchase Plan.

    The Trust is authorized to issue up to 3,500,000 Preferred Shares on terms to be established by the Trustees. No preferred shares have been issued to date.

    The Trust contributed 150,000 Common Shares (1.4% of outstanding shares) as part of the settlement of the consolidated class actions and the Class 5 claims remaining in the chapter 11 proceeding. The settlement and contribution of shares occurred on September 17, 1993.

11. SELECTED QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
    The quarterly results of operations for fiscal 1994 and 1993 are summarized as follows:

                                                 QUARTER ENDED
                                ------------------------------------------------
                                DECEMBER 31   MARCH 31   JUNE 30    SEPTEMBER 30
                                -----------   --------  ---------   ------------
                                             (AMOUNTS IN THOUSANDS,
                                             EXCEPT PER SHARE DATA)
FISCAL 1994
  Total income................  $ 8,846       $  8,420  $   9,516   $  9,495
  Interest expense............    7,799          7,663      8,360      9,180
  Provision for losses........    --             --        --          2,000
  Reorganization expense......      676            741        591        352
  Net loss....................   (4,656)        (5,152)    (4,745)    (7,037)
  Net loss per share..........  $ (0.41)      $  (0.46) $   (0.43)  $  (0.62)

FISCAL 1993
  Total income................  $ 9,577       $ 10,291  $   9,643   $  8,831
  Interest expense............    6,839          6,851      6,919      7,901
  Provision for losses........    3,000          5,000     14,000     15,000
  Reorganization expense......      245            482        950      4,167
  Net loss....................   (5,497)        (7,667)   (17,478)   (23,327)
  Net loss per share..........  $ (0.50)      $  (0.69) $   (1.58)  $  (2.10)

                                       42

                           MORTGAGE AND REALTY TRUST
                                  SCHEDULE XI
           REAL ESTATE AND ACCUMULATED DEPRECIATION AND AMORTIZATION
                               SEPTEMBER 30, 1994

                                              INITIAL COST TO TRUST        COSTS         GROSS AMOUNT CARRIED AT END OF PERIOD
                                            -------------------------   CAPITALIZED   --------------------------------------------
                                                         BUILDINGS &   SUBSEQUENT TO               BUILDINGS &
CLASSIFICATION                ENCUMBRANCES     LAND      IMPROVEMENTS   ACQUISITION      LAND      IMPROVEMENTS        TOTAL
- ----------------------------- ------------  -----------  ------------  -------------  -----------  ------------  -----------------
INVESTMENTS IN REAL ESTATE
 EQUITIES
  Office Building:
    Lower Providence, PA....  $   --        $   --       $ 9,723,000   $    963,000   $   --       $10,686,000   $10,686,000
    Anaheim, CA.............      --          2,145,000    6,810,000      1,724,000     2,145,000    8,534,000    10,679,000
    Boston, MA..............      --            500,000    2,033,000        704,000       500,000    2,737,000     3,237,000
    Portland, OR............      --          1,500,000    6,197,000        943,000     1,500,000    7,140,000     8,640,000
  Industrial Center:
    Whittier, CA............      --          1,500,000    5,023,000      1,585,000     1,500,000    6,608,000     8,108,000
  Retail Building:
    Fremont, CA.............   17,593,000     6,528,000   15,161,000      3,841,000     6,528,000   19,002,000    25,530,000
                              ------------  -----------  ------------  -------------  -----------  ------------  -----------------
                              $17,593,000   $12,173,000  $44,947,000   $  9,760,000   $12,173,000  $54,707,000   $66,880,000(a)(b)
                              ------------  -----------  ------------  -------------  -----------  ------------  -----------------
                              ------------  -----------  ------------  -------------  -----------  ------------  -----------------

                                                      LIFE ON WHICH
                                                      DEPRECIATION
                              ACCUMULATED               IN LATEST
                              DEPRECIATION               INCOME
                                  AND         DATE    STATEMENT IS
CLASSIFICATION                AMORTIZATION  ACQUIRED    COMPARED
- ----------------------------- ------------  --------  -------------
INVESTMENTS IN REAL ESTATE
 EQUITIES
  Office Building:
    Lower Providence, PA....  $ 2,431,000      1987      40 YR.
    Anaheim, CA.............    2,031,000      1988      40 YR.
    Boston, MA..............      852,000      1990      40 YR.
    Portland, OR............    1,663,000      1989      40 YR.
  Industrial Center:
    Whittier, CA............    1,598,000      1987      40 YR.
  Retail Building:
    Fremont, CA.............    1,448,000      1992      40 YR.
                              ------------
                              $10,023,000
                              ------------
                              ------------

                                       43

                           MORTGAGE AND REALTY TRUST
                            SCHEDULE XI (CONTINUED)
           REAL ESTATE AND ACCUMULATED DEPRECIATION AND AMORTIZATION
                               SEPTEMBER 30, 1994

NOTES:

(a)  Cost for federal income tax purposes $65,031,000.

(b) The changes in gross carrying amounts during the year ended September 30, 1994 are summarized as follows:

  Balance at September 30, 1993..............................               $65,012,000
  Additions during year:
    Improvements.............................................  $ 1,847,000
    Loan advance by construction lender......................       21,000    1,868,000
                                                               -----------  -----------
    Balance at September 30, 1994............................               $66,880,000
                                                                            -----------
                                                                            -----------
The changes in gross carrying amounts during the year ended September 30, 1993 are summarized as follows:
  Balance at September 30, 1992..............................               $46,400,000
  Additions during year:
    Reclassification from real estate equities held for sale
     and other assets........................................  $16,427,000
    Improvements.............................................    2,505,000
    Loan advance by construction lender......................    2,057,000   20,989,000
                                                               -----------
  Deductions during year:
    Charge off against allowance for losses..................                 2,377,000
                                                                            -----------
  Balance at September 30, 1993..............................               $65,012,000
                                                                            -----------
                                                                            -----------
The changes in gross carrying amounts during the year ended September 30, 1992 are summarized as follows:
  Balance at September 30, 1991..............................               $24,863,000
  Additions during year:
    Improvements.............................................  $ 1,400,000
    Transfer of investment in partnership....................    7,241,000
    Acquisition of partnership interest......................   14,448,000
    Loan advance by construction lender......................    2,473,000   25,562,000
                                                               -----------
  Deductions during year:
    Charge off against allowance for losses..................                 4,025,000
                                                                            -----------
  Balance at September 30, 1992..............................               $46,400,000
                                                                            -----------
                                                                            -----------
The change in accumulated depreciation and amortization during the year ended September
30, 1994 is summarized as follows:
  Balance at September 30, 1993..............................               $ 7,799,000
  Additions during year:
    Charge to income.........................................                 2,224,000
                                                                            -----------
  Balance at September 30, 1994..............................               $10,023,000
                                                                            -----------
                                                                            -----------

                                       44

                           MORTGAGE AND REALTY TRUST
                            SCHEDULE XI (CONTINUED)
           REAL ESTATE AND ACCUMULATED DEPRECIATION AND AMORTIZATION
                               SEPTEMBER 30, 1994

The change in accumulated depreciation and amortization during the year ended September
30, 1993 is summarized as follows:
  Balance at September 30, 1992..............................               $ 3,132,000
  Additions during year:
    Reclassification from real estate equities held for sale
     and other assets........................................                 2,553,000
    Charge to income.........................................                 2,114,000
                                                                            -----------
  Balance at September 30, 1993..............................               $ 7,799,000
                                                                            -----------
                                                                            -----------
The change in accumulated depreciation and amortization during the year ended September
30, 1992 is summarized as follows:
  Balance at September 30, 1991..............................               $ 1,789,000
  Additions during year:
    Charge to income.........................................                 1,343,000
                                                                            -----------
  Balance at September 30, 1991..............................               $ 3,132,000
                                                                            -----------
                                                                            -----------

                                       45

                           MORTGAGE AND REALTY TRUST
                                  SCHEDULE XII
                         MORTGAGE LOANS ON REAL ESTATE
                               SEPTEMBER 30, 1994

                                                                                                              PRINCIPAL AMOUNT
                                                                                                              OF LOANS SUBJECT
                                                                                                                TO DELINQUENT
                                     NUMBER OF      INTEREST                                CARRYING AMOUNT     PRINCIPAL OR
TYPE OF LOANS                          LOANS          RATE          FINAL MATURITY DATE       OF MORTGAGES        INTEREST
- ---------------------------------- -------------  -------------  -------------------------  ----------------  -----------------
Standing Loans:
  Industrial buildings:
    Tucson, AZ...................            1            8.00%  March 1999                 $  4,384,000          $  --
    Uwchlan Twp., PA.............            1            9.75%  December 1994                16,608,000             --
    Carson, CA...................            1            9.50%  February 1995                 4,029,000             --
    Others.......................            2     9.00%-10.00%  February 1995-July 1997       2,536,000             --
  Retail buildings:
    Citrus Heights, CA...........            1            9.25%  February 1996                 3,957,000             --
    El Toro, CA..................            1            9.25%  January 1995                  8,864,000             --
    Philadelphia, PA.............            1           10.75%  December 1994                 3,250,000             --
  Research & development
   buildings:
    Santa Anne, CA...............            1            8.00%  December 1999                11,929,000             --
    San Dumas, CA................            1           10.75%  March 1995                    2,484,000             --
  Office buildings...............            1            7.25%  June 1999                       750,000             --
  Hotel:
    Sparks, NV...................            1           10.00%  October 1996                  3,060,000             --
                                                                                            ----------------
                                                                                              61,851,000             --
                                                                                            ----------------
Long-Term Amortizing Loans:
  Office buildings...............            1            9.75%  April 1999                      949,000             --
  Apartments.....................            1            9.00%  July 2000                       254,000             --
  Residential/Condominiums (a)...           80      6.20%-9.50%  July 1995-June 2009           1,334,000             --
  Retail building................            1           8.875%  November 1999                   205,000             --
  Industrial buildings...........            1            9.00%  April 1999                      166,000             --
                                                                                            ----------------          -----
                                                                                               2,908,000             --
                                                                                            ----------------          -----
Participating Loans and
 Investments:
  Industrial buildings:
    Worcester, MA................            1           11.00%  May 2002                      2,605,000             --
  Research & development
   buildings:
    Bristol, PA..................            1            9.00%  November 1995                 1,958,000             --
                                                                                            ----------------          -----
                                                                                               4,563,000             --
                                                                                            ----------------          -----
Total Mortgage Loans and
 Investments.....................                                                           $ 69,322,000(b)(c)     $  --
                                                                                            ----------------          -----
                                                                                            ----------------          -----

                                       46

                           MORTGAGE AND REALTY TRUST
                            SCHEDULE XII (CONTINUED)
                         MORTGAGE LOANS ON REAL ESTATE
                               SEPTEMBER 30, 1994

NOTES:

(a) Consists of 80 mortgage end loans on 9 projects.

(b) The aggregate cost for federal income tax purposes is $69,480,000.

(c) The change in carrying value of mortgage loans during the year ended September 30, 1994 were as follows:

  Balance at September 30, 1993..........................................  $ 104,193,000
  Advances on mortgage loans.............................................       --
  Transfer of real estate to mortgage loans..............................        750,000
  Net change in interest reserves, deferred income.......................        480,000
                                                                           -------------
                                                                             105,423,000
  Collections of principal...............................................     25,555,000
  Transfer to real estate................................................     10,321,000
  Chargeoff against allowance for losses.................................        225,000
                                                                           -------------
                                                                           $  69,322,000
                                                                           -------------
                                                                           -------------

The change in carrying value of mortgage loans during the year ended September 30, 1993 were as follows:

  Balance at September 30, 1992..........................................  $ 237,428,000
  Advances on mortgage loans.............................................        602,000
  Transfer of real estate to mortgage loans..............................        348,000
  Net change in interest reserves, deferred income.......................      1,323,000
                                                                           -------------
                                                                             239,701,000
  Collections of principal...............................................     24,604,000
  Transfer to real estate................................................    110,218,000
  Chargeoff against allowance for losses.................................        686,000
                                                                           -------------
                                                                           $ 104,193,000
                                                                           -------------
                                                                           -------------

The change in carrying value of mortgage loans during the year ended September 30, 1992 were as follows:

  Balance at September 30, 1991..........................................  $ 344,632,000
  Advances on mortgage loans.............................................      2,624,000
  Transfer of real estate to mortgage loans..............................        940,000
  Net change in interest reserves, deferred income.......................        426,000
                                                                           -------------
                                                                             348,622,000
  Collections of principal...............................................     50,674,000
  Transfer to real estate................................................     56,554,000
  Chargeoff against allowance for losses.................................      3,566,000
  Other..................................................................        400,000
                                                                           -------------
                                                                           $ 237,428,000
                                                                           -------------
                                                                           -------------

                                       47

                           MORTGAGE AND REALTY TRUST
                               INDEX TO EXHIBITS

   EXHIBIT
     NO.                                 DESCRIPTION
   -------    ------------------------------------------------------------------
    3.1       Declaration of Trust as amended through February 17, 1993 (1)
               (Exhibit 3).
    3.2       By-Laws, as amended through June 20, 1984 (2) (Exhibit 3.3).
    4.1       Form of Certificate for Common Shares (3) (Exhibit 1A).
    4.2(a)    Joint Plan of Reorganization Proposed by Debtor, Creditors'
               Committee and Equity Security Holders Committee (4) (Exhibit
               10.11).
    4.2(b)    Modification to Joint Plan of Reorganization Proposed by Debtor,
               Creditors' Committee and Equity Security Holders Committee (5)
               (Exhibit 2).
    4.2(c)    Amendment No. 1 and Consent to Plan of Reorganization dated as of
               September 30, 1991 (6) (Exhibit 4.4(c)).
    4.2(d)    Amendment No. 2 to Plan of Reorganization, dated as of July 15,
               1992 (7) (Exhibit 4.2(d)).
    4.3       Indenture dated as of July 15, 1992 between Mortgage and Realty
               Trust and Wilmington Trust Company, as trustee, governing the registrant's Senior Secured Uncertificated Notes due 1995 (7)
               (Exhibit 4.3).
   10.1       1984 Share Option Plan (8) (Exhibit 19.1).
   10.2       Form of Incentive Stock Option Agreement under the 1984 Share
               Option Plan (9) (Exhibit 10.9).
   10.3       Form of Non-Qualified Stock Option Agreement under the 1984 Share
               Option Plan (2) (Exhibit 10.19).
   10.4       Amended and Restated Saving Incentive Plan effective January 1,
               1992 (7) (Exhibit 10.7).
   10.5       Amended and Restated Employees' Retirement Plan effective January
               1, 1992 (7) (Exhibit 10.8).
   10.6       Pension Plan for Trustees dated October 1, 1989 (10) (Exhibit
               10.13).
   10.7       Employee' Retention Plan dated October 17, 1990 as amended January
               16, 1991 and March 10, 1991 (11) (Exhibit 19.1).
   10.8*      Resolutions of Amendment to Amended and Restated Employees'
               Retirement Plan.
   11*        Schedule of Net Income Per Share -- Assuming Full Dilution for the
               years ended September 30, 1994, 1993 and 1992
   20.1       Press Release (12) (Exhibit 20.1).
   20.2       Term Sheet (12) (Exhibit 20.2).
   21*        Subsidiaries.
   23*        Consent of Ernst & Young LLP dated December 27, 1994.

- -------------------------
 (1) Filed on May 13, 1993 as an exhibit to the Quarterly Report on Form 10-Q (No. 1-6613) and incorporated herein by reference.

 (2) Filed on December 6, 1984 as an exhibit to the Annual Report on Form 10-K (No. 1-6613) and incorporated herein by reference.

 (3) Filed on May 20, 1981 as an exhibit to Amendment No. 1 to the Registration Statement on Form 8-A (No. 1-6613) and incorporated herein by reference.

 (4) Filed on December 28, 1990 as an exhibit to the Annual Report on Form 10-K (No. 1-6613) and incorporated herein by reference.

                                       48

 (5) Filed  on March 14,  1991 as an exhibit  to the Current  Report on Form 8-K
     (No. 1-6613) and incorporated herein by reference.

 (6) Filed on December 27, 1991 as an exhibit to the Annual Report on Form  10-K
     (No. 1-6613) and incorporated herein by reference.

 (7) Filed  on December 22, 1992 as an exhibit to the Annual Report on Form 10-K
     (No. 1-6613) and incorporated herein by reference.

 (8) Filed on August 13, 1987 as an exhibit to the Quarterly Report on Form 10-Q
     (No. 1-6613) and incorporated herein by reference.

 (9) Filed on December 29, 1987 as an exhibit to the Annual Report on Form  10-K
     (No. 1-6613) and incorporated herein by reference.

(10) Filed  on December 21, 1989 as an exhibit to the Annual Report on Form 10-K
     (No. 1-6613) and incorporated herein by reference.

(11) Filed on May 14, 1991  as an exhibit to the  Quarterly Report on Form  10-Q
     (No. 1-6613) and incorporated herein by reference.

(12) Filed  on November 28, 1994 as an exhibit to the Current Report on Form 8-K
     (No. 1-6613) and incorporated herein by reference.

  *  Exhibit filed with this Form 10-K.

                                                                    EXHIBIT 10.8

                           SECRETARY'S CERTIFICATION

    The undersigned Secretary of Mortgage and Realty Trust (the "Trust"), a real estate investment trust duly organized under the laws of the State of Maryland, hereby certifies that the following is a true and correct copy of the preambles and resolutions duly adopted by the Board of Trustees of the Trust on July 20, 1994, and that such resolutions have not been modified or rescinded and are still in full force and effect as of the date hereof:

    WHEREAS, the Trust has heretofore adopted and maintained, and continues to maintain, a certain Plan and Trust qualified under Sections 401(a) and 501(a) of the Internal Revenue Code known as the "Employees' Retirement Plan for Mortgage and Realty Trust" (the "Plan"); and

    WHEREAS, in the opinion of the Board of Trustees, it is in the best interest of the Trust to amend the Plan so as to permit distributions following termination of employment and to permit distribution of an employee's vested benefit in lump sum form;

    NOW THEREFORE, BE IT

    RESOLVED, that  Item  E16  of  the  Adoption  Agreement  to  the  Employees'
              Retirement Plan for Mortgage and Realty Trust dated December 16, 1992 is hereby amended by eliminating E16 c. thereof and selecting instead E16 d. reading "Distributions may be made at the
              Participant's election as soon as practicable after the Anniversary Date following termination of employment"; and it is further

    RESOLVED, that Item E17 of the aforesaid Adoption Agreement is hereby amended by eliminating E17 a. thereof and selecting instead E17 c. reading "Distributions under the Plan may be made in annuities and . . . IN LUMP SUMS OR INSTALLMENTS"; and it is further

    RESOLVED, that the aforesaid amendments shall be effective as of January 1, 1994; and it is further

    RESOLVED, that the appropriate officers of the Trust are hereby authorized and directed to take any and all actions, to sign such documents and to make such filings with any State or Federal agency as may be necessary to effectuate the foregoing resolutions.

                                                   /s/ CLAIRE M. ADAMS

                                          --------------------------------------
                                                Claire M. Adams, Secretary

DATED: July 20, 1994

                                                                          [SEAL]

                                                                      EXHIBIT 11

                           MORTGAGE AND REALTY TRUST

           SCHEDULE OF NET INCOME PER SHARE -- ASSUMING FULL DILUTION

                        FOR THE YEAR ENDED SEPTEMBER 30,

                                                                     1994             1993             1992
                                                                ---------------  ---------------  ---------------
BASIS:
Net loss......................................................  $   (21,590,000) $   (53,969,000) $   (37,472,000)
Average common shares outstanding.............................       11,226,000       11,080,000       11,076,000
20% limitation on assumed repurchase..........................        2,245,000        2,216,000        2,215,000
Market price at the end of the period.........................            $.375            $.375           $1.125
Options outstanding...........................................          426,000          452,500          584,500

COMPUTATION:
Proceeds:
  Options.....................................................          426,000          452,500          584,500
  Average exercise price......................................         X  $5.37         X  $5.36         X  $8.15
                                                                ---------------  ---------------  ---------------
                                                                $     2,288,000  $     2,425,000  $     4,764,000
                                                                ---------------  ---------------  ---------------
                                                                ---------------  ---------------  ---------------
Adjustment of proceeds:
  Purchase of outstanding common shares at market.............  $       842,000  $       831,000  $     2,492,000
  Retirement of debt..........................................        1,446,000        1,594,000        2,272,000
                                                                ---------------  ---------------  ---------------
                                                                $     2,288,000  $     2,425,000  $     4,764,000
                                                                ---------------  ---------------  ---------------
                                                                ---------------  ---------------  ---------------
Adjustment of net loss:
  Net loss before gain on sales of real estate................  $   (21,590,000) $   (53,969,000) $   (37,472,000)
  Interest reduction..........................................          155,000          135,000          176,000
                                                                ---------------  ---------------  ---------------
    Adjusted net loss.........................................  $   (21,435,000) $   (53,834,000) $   (37,296,000)
                                                                ---------------  ---------------  ---------------
                                                                ---------------  ---------------  ---------------
Adjustment of shares outstanding:
  Average shares outstanding..................................       11,226,000       11,080,000       11,076,000
  Net shares repurchased......................................       (1,819,000)      (1,764,000)      (1,631,000)
                                                                ---------------  ---------------  ---------------
    Adjusted shares outstanding (basis for computation of net
     income per share -- assuming full dilution)..............        9,407,000        9,316,000        9,445,000
                                                                ---------------  ---------------  ---------------
                                                                ---------------  ---------------  ---------------
Fully diluted earnings per share:
  Net loss....................................................          $(2.28)          $(5.78)          $(3.95)
                                                                ---------------  ---------------  ---------------
                                                                ---------------  ---------------  ---------------

- ------------------------
NOTE -- Primary earnings per share is based on the average number of shares outstanding.

                                                                      EXHIBIT 21

                           MORTGAGE AND REALTY TRUST

                     SUBSIDIARIES AS OF SEPTEMBER 30, 1994

                                                       PERCENTAGE OF            STATE OF
NAME                                                     OWNERSHIP            ORGANIZATION
- - -------------------------------------------------  ----------------------  -------------------
MRT West, Inc. (corporation)                                100%               California

Paseo Padre Associates                                      85%                California
    (limited partnership)                             (Limited partner
                                                         interest)
                                                            15%
                                                      (General partner
                                                          interest
                                                     through MRT West)

150 Rittenhouse Circle, Inc. (corporation)                  100%                Maryland

MRT Santa Monica, Inc. (corporation)                        100%               California

                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use of our report dated November 17, 1994 with respect to the financial statements and schedules of Mortgage and Realty Trust included in this Annual Report (Form 10-K) for the year ended September 30, 1994.

                                          ERNST & YOUNG LLP

Philadelphia, Pennsylvania
December 27, 1994

[ARTICLE] 5
[MULTIPLIER] 1,000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          SEP-30-1994
[PERIOD-START]                             OCT-01-1993
[PERIOD-END]                               SEP-30-1994
[CASH]                                          60,332
[SECURITIES]                                         0
[RECEIVABLES]                                    7,865
[ALLOWANCES]                                  (13,430)
[INVENTORY]                                          0
[CURRENT-ASSETS]                                     0
[PP&E]                                               0
[DEPRECIATION]                                       0
[TOTAL-ASSETS]                                 364,244
[CURRENT-LIABILITIES]                                0
[BONDS]                                        307,593
[COMMON]                                        11,226
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[OTHER-SE]                                       8,807
[TOTAL-LIABILITY-AND-EQUITY]                   364,244
[SALES]                                              0
[TOTAL-REVENUES]                                36,277
[CGS]                                                0
[TOTAL-COSTS]                                   20,505
[OTHER-EXPENSES]                                 2,360
[LOSS-PROVISION]                                 2,000
[INTEREST-EXPENSE]                              33,002
[INCOME-PRETAX]                               (21,590)
[INCOME-TAX]                                         0
[INCOME-CONTINUING]                           (21,590)
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                      0
[CHANGES]                                            0
[NET-INCOME]                                  (21,590)
[EPS-PRIMARY]                                   (1.92)
[EPS-DILUTED]                                   (1.92)



                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 10-Q


(Mark One)

   /X/     QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES EXCHANGE ACT OF 1934

           For the quarterly period ended March 31, 1995

                                   OR

   / /     TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES EXCHANGE ACT OF 1934

           For the transition period from ____________ to __________


Commission File Number 1-6613


                          MORTGAGE AND REALTY TRUST
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            Maryland                                 23-1862664
 -------------------------------           --------------------------------
 (State or other jurisdiction of           (I.R.S. Employer Identification)
  incorporation or organization)


     8380 Old York Road, Suite 300
       Elkins Park, Pennsylvania                     19027-1590
- - ---------------------------------------              ----------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (215) 881-1525

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                     Yes   X        No
                                         -----         -----

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15 (d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.

                                     Yes   X        No
                                         -----         -----

Number of Common Shares Outstanding at March 31, 1995:

                                  11,226,215



                            MORTGAGE AND REALTY TRUST

                          INDEX OF FINANCIAL INFORMATION


PART I

           1.    Unaudited Financial Statements including the following:

                      Balance Sheet at March 31, 1995 and
                      September 30, 1994

                      Statement of Operations for the periods ended March 31, 1995 and 1994

                      Statement of Cash Flows for the six months ended March 31, 1995 and 1994

                      Statement of Shareholders' Equity for the six months ended March 31, 1995

                      Notes to the Financial Statements

           2. Management's Discussion and Analysis of Financial Condition and Results of Operations


PART II

           3.    Defaults Upon Senior Securities

           6.    Exhibits and Reports on Form 8-K



                                       1


                      MORTGAGE AND REALTY TRUST                       FORM 10Q

Item 1.      Financial Statements:

- --------------------------------------------------------------------------------
BALANCE SHEET
- --------------------------------------------------------------------------------


                                                   March 31,          September 30,
                                                     1995                1994
                                                  ------------        -------------


ASSETS:
Mortgage loans and investments:
  Standing loans                                 $ 54,272,000         $ 61,851,000
  Long-term amortizing loans                        2,694,000            2,908,000
  Participating loans and investments               1,960,000            4,563,000
  Non-earning                                          25,000                    -
                                                 ------------         ------------
                                                   58,951,000           69,322,000
                                                 ------------         ------------
Notes receivable                                      642,000              760,000
In-substance foreclosures:
  Earning                                          30,328,000           62,097,000
  Non-earning                                      18,018,000           10,198,000
Real estate:
  Investment in real estate equities, net          56,940,000           56,857,000
  Properties acquired through foreclosure and
    held for sale, net:
      Earning                                      72,642,000           68,437,000
      Non-earning                                  34,417,000           32,282,000
  Investment in partnerships, net                  26,511,000            9,524,000
                                                 ------------         ------------
                                                  298,449,000          309,477,000
         Less allowance for losses                (11,031,000)         (13,430,000)
                                                 ------------         ------------
                                                  287,418,000          296,047,000
Cash and cash equivalents                          73,140,000           60,332,000
Interest receivable and other assets                6,390,000            7,865,000
                                                 ------------         ------------
                                                 $366,948,000         $364,244,000
                                                 ============         ============
LIABILITIES:
Senior secured notes                             $290,000,000         $290,000,000
Loan on equity investment                          17,593,000           17,593,000
Accounts payable and accrued expenses               3,715,000            4,050,000
Interest payable                                   51,324,000           32,568,000
                                                 ------------         ------------
                                                  362,632,000          344,211,000
                                                 ------------         ------------
COMMITMENTS AND CONTINGENCIES (Note 3)

SHAREHOLDERS' EQUITY:
Preferred shares, $1 par value:  3,500,000
  shares authorized, none issued                            -                    -
Common shares, $1 par value:  20,000,000 shares
  authorized, 11,226,000 shares issued and
  outstanding                                      11,226,000           11,226,000
Additional paid-in capital                        182,375,000          182,375,000
Accumulated deficit                              (189,285,000)        (173,568,000)
                                                 ------------         ------------
      Total shareholders' equity                    4,316,000           20,033,000
                                                 ------------         ------------

                                                 $366,948,000         $364,244,000
                                                 ============         ============

                                  See accompanying notes.

                                           2


                      MORTGAGE AND REALTY TRUST                       FORM 10Q

Item 1.      Financial Statements (Continued)


- --------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Periods Ended March 31, (Unaudited)
- --------------------------------------------------------------------------------


                                              Quarter Ended              Six Months Ended
                                        --------------------------   --------------------------
                                           3/31/95       3/31/94       3/31/95       3/31/94
                                        ------------   -----------   ------------   -----------


Income:
   Interest and fee income on mortgage
     loans                              $  2,303,000   $ 3,661,000   $  5,181,000   $ 7,666,000
   Income on rental properties:
      Rental income                        5,825,000     4,167,000     11,517,000     8,469,000
      Operating expense reimbursement        590,000       418,000      1,167,000       849,000
   Interest on short-term investments      1,042,000       140,000      1,864,000       234,000
   Other                                      14,000        34,000         47,000        48,000
                                        ------------   -----------   ------------   -----------
                                           9,774,000     8,420,000     19,776,000    17,266,000
                                        ------------   -----------   ------------   -----------

EXPENSES:
   Interest                               10,273,000     7,663,000     19,832,000    15,462,000
   Expenses of rental properties:
      Depreciation and amortization        1,782,000     1,426,000      3,486,000     2,833,000
      Operating                            2,802,000     2,360,000      5,472,000     4,734,000
   Other operating expenses                1,045,000     1,382,000      2,198,000     2,628,000
   Provision for losses on mortgage
     loans and related investments         3,000,000             -      3,000,000             -
   Reorganization expenses                 1,135,000       741,000      1,505,000     1,417,000
                                        ------------   -----------   ------------   -----------
                                          20,037,000    13,572,000     35,493,000    27,074,000
                                        ------------   -----------   ------------   -----------

Net loss                                $(10,263,000)  $(5,152,000)  $(15,717,000)  $(9,808,000)
                                        ============   ===========   ============   ===========

PER SHARE:
   Net loss                                $(.91)        $(.46)        $(1.40)         $(.87)
                                           =====         =====         ======          =====

Weighted average number of common
  shares outstanding                     11,226,000    11,226,000    11,226,000     11,226,000



                                  See accompanying notes.


                                            3



                      MORTGAGE AND REALTY TRUST                       FORM 10Q

Item 1.      Financial Statements (Continued)

- --------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
Six Months Ended March 31, (Unaudited)
- --------------------------------------------------------------------------------


                                                                1995                1994
                                                            -----------         ------------


Cash flows from operating activities:
  Net loss                                                  $(15,717,000)        $(9,808,000)
                                                            ------------         -----------
  Adjustments to reconcile net loss to net
   cash provided by operating activities:
    Depreciation and amortization on real estate               3,486,000           2,833,000
    Decrease in payables and accrued expenses                   (335,000)           (134,000)
    Increase in interest payable                              18,756,000          15,512,000
    Decrease (increase) in receivables and other assets        1,475,000            (399,000)
    Net change in interest reserves, deferred income            (349,000)           (455,000)
    Provision for losses                                       3,000,000                   -
    Recoveries of charge offs to allowance for losses            116,000              69,000
                                                            ------------         -----------
  Total adjustments                                           26,149,000          17,426,000
                                                            ------------         -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                     10,432,000           7,618,000
                                                            ------------         -----------
Cash flows from investing activities:
  Investments in real estate:
    Properties acquired through foreclosure                   (6,189,000)         (2,103,000)
    In-substance foreclosures                                    (97,000)         (1,030,000)
    Real estate equities                                      (1,349,000)           (738,000)
    Partnerships                                              (1,849,000)                  -
  Principal repayments on mortgage loans                         835,000          11,564,000
  Repayments on notes receivable                                 118,000             100,000
  Sale of foreclosed property                                  3,350,000           6,665,000
  Repayment on in-substance foreclosure                        7,557,000           2,338,000
                                                            ------------         -----------
NET CASH PROVIDED BY INVESTING ACTIVITIES                      2,376,000          16,796,000
                                                            ------------         -----------
Net increase in cash and cash equivalents                     12,808,000          24,414,000
Cash and cash equivalents at beginning of period              60,332,000          11,451,000
                                                            ------------         -----------
Cash and cash equivalents at end of period                  $ 73,140,000         $35,865,000
                                                            ============         ===========

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTMENT AND
 FINANCING ACTIVITIES:

  Charge offs against allowance for losses                  $  5,515,000         $   758,000
                                                            ============         ===========
  Transfer of in-substance foreclosures to real estate
    and investment in partnerships                          $ 23,740,000         $ 5,556,000
                                                            ============         ===========
  Transfer of in-substance foreclosures to mortgage
    loans                                                   $    105,000         $         -
                                                            ============         ===========
  Transfer of mortgage loans to real estate and in-
    substance foreclosures                                  $  9,762,000         $   400,000
                                                            ============         ===========


                                   See accompanying notes.

                                             4



                      MORTGAGE AND REALTY TRUST                       FORM 10Q

Item 1.      Financial Statements (Continued)

- --------------------------------------------------------------------------------
STATEMENT OF SHAREHOLDERS' EQUITY
For the Six Months Ended March 31, 1995 (Unaudited)
- --------------------------------------------------------------------------------


                                                 Additional                        Total
                            Common Shares          Paid-In      Accumulated    Shareholders'
                          Shares      Amount       Capital        Deficit         Equity
                        -------------------------------------------------------------------


Balance, beginning of
   period               11,226,000  $11,226,000  $182,375,000  $(173,568,000)  $20,033,000


Net loss                                                         (15,717,000)  (15,717,000)
                        ----------  -----------  ------------  -------------   -----------

Balance, end of
   period               11,226,000  $11,226,000  $182,375,000  $(189,285,000)  $ 4,316,000
                        ==========  ===========  ============  =============   ===========


                                  See accompanying notes.


                                           5



                      MORTGAGE AND REALTY TRUST                       FORM 10Q


Item 1.   Financial Statements (Continued)


NOTES TO THE FINANCIAL STATEMENTS


NOTE 1.   BASIS OF FINANCIAL INFORMATION AND PLAN OF REORGANIZATION -


          On November 17, 1994, the Trust announced that it had reached an agreement in principle with a substantial number of holders of its Senior Notes on the terms of a restructuring of the Senior Notes.

          Pursuant to the agreement in principle, holders of the Senior Notes in the aggregate principal amount of $290 million plus accrued interest of $51.3 million through March 31, 1995 will receive under a prepackaged plan of reorganization under chapter 11 of the Bankruptcy Code, $110 million of new senior secured notes due 2002, approximately $50 million in cash and 97% of the restructured equity of the Trust (or substantially all the restructured equity if holders of the Trust's outstanding common shares do not vote to accept the prepackaged plan). If holders of the outstanding common shares vote to accept the prepackaged plan, such holders will retain 3% of the equity of the restructured Trust. The agreement in principle anticipates that the new senior secured notes will mature in 2002 and bear interest at the rate of 11-1/8% per annum. It is also anticipated that holders of unsecured claims will receive cash in the allowed amount of their claims. It is contemplated that the Trust will prepare a "shelf" registration statement for the new securities issued pursuant to the prepackaged plan.

          In April 1995, the Trust and certain holders of Senior Notes executed an agreement of understanding, pursuant to which such noteholders agreed to support the proposed restructuring. On April 11, 1995, pursuant to such agreement, the Trust advanced $25 million towards the $50 million minimum payment required to implement the proposed restructuring.

          The agreement to pursue the restructuring proposal is subject to a number of conditions and the Trust intends to effect the restructuring through a prepackaged chapter 11 bankruptcy. At this time there can be no assurance that the conditions to consummation of the proposed restructuring will be satisfied.

          On March 30, 1995, the Trust filed preliminary solicitation materials with the SEC regarding the proposed restructuring and prepackaged chapter 11 bankruptcy. Details of the proposed restructuring and prepackaged bankruptcy including the conditions to commencement and consummation of the restructuring and terms of the new debt securities to be received by the Senior Note holders under the prepackaged plan have not been finalized pending the filing of definitive solicitation materials with the SEC and distribution of a disclosure statement for the solicitation of votes for the prepackaged plan to holders of the Trust's outstanding securities.

          The financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) applicable to a company on a "going concern" basis, which contemplates the realization of assets and the liquidation of liabilities in the ordinary course of business. These financial statements include adjustments and reclassifications that have been made to reflect indebtedness as extended under the 1991 Plan and the Senior Note Indenture. These financial statements do not include any adjustments



                                         6



                      MORTGAGE AND REALTY TRUST                       FORM 10Q


Item 1.   Financial Statements (Continued)


NOTES TO THE FINANCIAL STATEMENTS


NOTE 1.   BASIS OF FINANCIAL INFORMATION AND PLAN OF REORGANIZATION (Continued)


          that would be required should the Trust be unable to continue as a going concern. The conditions noted above raise substantial doubt about the Trust's ability to continue as a going concern. These financial statements also do not include any adjustments that could be required as a result of the November 17, 1994 agreement in principle with certain holders of Senior Notes and related proposed restructuring and prepackaged chapter 11 bankruptcy, including adjustments required by The American Institute of Certified Public Accountants Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code," for fresh start accounting. The Trust anticipates that any adjustments that would be occasioned in the restructuring process by its financial distress, by any inability of the Trust to continue as a going concern or by any inability of the Trust to achieve a consensual restructuring would be material and adverse.

          The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months period ended March 31, 1995 are not necessarily indicative of the results that may be expected for the year ended September 30, 1995.



NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES

          INCOME TAXES - The Trust is a real estate investment trust that has elected to be taxed under Sections 856-860 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for income taxes in the financial statements.

          For the fiscal year ended September 30, 1994 and the six months ended March 31, 1995, there were significant differences between taxable net loss and net loss as reported in the financial statements. The differences were primarily temporary differences related to the recognition of bad debt deductions and accounting for reorganization costs. For financial accounting purposes, these items are expensed currently, while for tax purposes some portion of these items may be deferred to future periods.


                                         7



                      MORTGAGE AND REALTY TRUST                       FORM 10Q

Item 1.   Financial Statements (Continued)


NOTES TO THE FINANCIAL STATEMENTS


NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

          The Trust incurred net operating losses of $38 million, $31 million and $12 million for tax purposes in fiscal 1993, 1992 and 1991, respectively. The Trust estimates a net operating loss for tax purposes of approximately $35 million for fiscal 1994. Each of these net operating losses will be available for fifteen years as a loss carryforward to future years' taxable income. If during the course of the proposed restructuring, Cancellation of Indebtedness taxable income results, the net operating losses available for use in future years will be reduced by the amount of such Cancellation of Indebtedness income. The Trust intends to preserve its net operating losses, but the transfer of more than 50% of the ownership of the Trust to its creditors in a reorganization (as was provided in the November 1994 agreement in principle and as is likely in any alternate restructuring) will limit the future per annum use of its net operating losses (after the aforementioned reduction for Cancellation of Indebtedness income) under Internal Revenue Code
          Section 382.

          INTEREST INCOME - Interest income on each loan is recorded as earned. Interest income is not recognized if, in the opinion of the Trustees, collection is doubtful. The Trust generally considers loans as delinquent if payment of interest and/or principal, as required by the terms of the note, is more than 60 days past due. Accrual of interest income is generally terminated and foreclosure proceedings are started if payment is more than 60 days past due.

          RENTAL INCOME - Rental income is recognized on a straight-line basis over the applicable term of the lease.

          LOAN FEE INCOME - Loan fees are recorded as income using the "interest method". Accordingly, loan fees are deferred when received and are recorded as income over the term of the loan in relation to outstanding loan balances.

          ALLOWANCE FOR LOSSES - The allowance for losses on mortgage loans and related investments is determined in accordance with The American Institute of Certified Public Accountants Statement of Position on Accounting Practices of Real Estate Investment Trusts 75-2, as amended. This statement requires adjustment of the carrying value of mortgage loans to the lower of their carrying value or estimated net realizable value. Estimated net realizable value is the estimated selling price of a property offered for sale in the open market allowing a reasonable time to find a buyer, reduced by the estimated cost to complete and hold the property (including the estimated cost of capital), net of estimated cash income. At March 31, 1995, no assets were valued using the cost of capital method.

          Additional provisions for losses on mortgage loans and related investments may be necessary if the deterioration in real estate markets continues, or there is a significant increase in the Trust's cost of capital. See also Note 1, "Basis of Financial Statement Presentation and Plan of Reorganization". Further adjustments may also be necessary as a result of the restructuring negotiations. The


                                      8


                      MORTGAGE AND REALTY TRUST                       FORM 10Q

Item 1.   Financial Statements (Continued)
NOTES TO THE FINANCIAL STATEMENTS

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Trust anticipates that any adjustments that would be occasioned in the restructuring process by its financial distress, by any inability of the Trust to continue as a going concern or by any inability of the Trust to achieve a consensual restructuring would be material and adverse.

          CONCENTRATION OF CREDIT RISKS - The Trust's mortgage loan portfolio is heavily concentrated in California (49%) and Pennsylvania (23%). The mortgage loans are secured by the underlying real estate. The real estate is subject to risks arising in connection with the underlying real estate, such as defaults or non-renewal of the tenant leases, increased operating costs, environmental problems and availability of financing.

          PROPERTIES ACQUIRED THROUGH FORECLOSURE AND HELD FOR SALE - Properties acquired through foreclosure and held for sale are recorded at the lower of cost or fair value at acquisition, which becomes the cost basis for accounting purposes. The fair value of the asset acquired, in accordance with Financial Accounting Standards Board Statement 15, is the amount that the Trust could reasonably expect to receive in a current sale between a willing buyer and a willing seller. Such properties are thereafter accounted for in the same manner as any similar asset acquired for investment as to depreciation and gain or loss upon sale. Subsequent to foreclosure, the properties are carried at the lower of cost or fair value less estimated costs to sell, as set forth in The American Institute of Certified Public Accountants' Statement of Position 92-3, "Accounting for Foreclosed Assets"
          ("SOP 92-3").

          IN-SUBSTANCE FORECLOSURE - A loan is considered an in-substance fore-closure if: (1) the debtor has little or no equity considering the fair value of the collateral, (2) proceeds for repayment can be expected to come only from operation or sale of the collateral, and
          (3) the debtor has either formally or effectively abandoned control of the collateral. Loans meeting the criteria for in-substance foreclosure are reclassified and recorded at the lower of cost or fair value of the collateral, which establishes a new cost basis in the same manner as a legal foreclosure.

          Properties acquired through foreclosure and held for sale and in-substance foreclosures are reclassified from non-earning to earning status if they produce and maintain for a minimum of two consecutive quarters an annualized return of 5% or greater cash flow yield.

          NET LOSS PER SHARE - Net loss per share is computed using the weighted average common shares outstanding during each period. Fully diluted net loss per share is not disclosed because such information is not meaningful.

          DEPRECIATION AND AMORTIZATION - Depreciation and amortization are computed on the straight-line method over an estimated useful life of 40 years for buildings and three to five years for other property and lease commissions.

          Investments in real estate equities and properties acquired through foreclosure and held for sale and investments in partnerships are shown on the balance sheet, net of accumulated depreciation.

          CASH AND CASH EQUIVALENTS - Cash and cash equivalents include short-term investments (high grade commercial paper carried at cost of $71.6 million at March 31, 1995) with original maturities ranging from 3 to 28 days.


                                         9


                      MORTGAGE AND REALTY TRUST                       FORM 10Q

Item 1.   Financial Statements (Continued)
NOTES TO THE FINANCIAL STATEMENTS

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Included in cash and cash equivalents is $1.3 million of restricted cash which represents the funding of the employee retention plan (see
          Note 8) and $1.1 million related to borrowers' deposits.


NOTE 3.   MORTGAGE LOANS AND INVESTMENT IN REAL ESTATE

          The following table summarizes the Trust's mortgage loan portfolio:


                                  March 31, 1995         September 30, 1994
                              ----------------------   ----------------------
                               Number of    Carrying    Number of    Carrying
Type of Underlying Security   Investments    Amount    Investments    Amount
- - ---------------------------   -----------   --------   -----------   --------
                                          ($ Amounts in Thousands)


Apartments                         1         $   235        1        $   254
Residential/Condominium*           8           1,218        9          1,334
Office Buildings                   3          18,181        2          1,699
Industrial Buildings               8          11,203        7         30,328
Research & Development             1          12,043        3         16,371
Retail Buildings                   3          13,011        4         16,276
Hotel/Motels                       1           3,060        1          3,060
                                  --         -------       --        -------

Total                             25         $58,951       27        $69,322
                                  ==         =======       ==        =======
_____________


* Includes 79 mortgage end loans on 8 investments at March 31, 1995 and 80 mortgage end loans on 9 investments at September 30, 1994.


          The Trust's mortgage loan portfolio consists of loans located principally in California, 49% and Pennsylvania, 23%.

          At March 31, 1995, the Trust had undisbursed commitments of $690,000, all of which represents additional advances on partially funded mortgage loans.

          As of March 31, 1995, there was one earning loan totalling $16,608,000 that was delinquent (more than 60 days past due) as to principal.

          At March 31, 1995 and 1994, loans totalling $18,438,000 and $31,019,000, respectively, were extended beyond their original contractual maturity dates. Loan terms are extended in the normal course of business for various reasons, such as delays in construction, slower leasing than originally anticipated or delay in obtaining permanent financing.

          No interest rate modifications were made on mortgage loans for the quarter ended March 31, 1995.


                                         10



                      MORTGAGE AND REALTY TRUST                       FORM 10Q


Item 1.   Financial Statements (Continued)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 3.   MORTGAGE LOANS AND INVESTMENT IN REAL ESTATE (Continued)

          The following table summarizes the Trust's investment in in-substance foreclosures:


                                   March 31, 1995         September 30, 1994
                               ----------------------    ----------------------
                                Number of    Carrying     Number of    Carrying
Type of Property               Investments    Amount     Investments    Amount
- - ----------------               -----------   --------    -----------   --------
                                          ($ Amounts in Thousands)


EARNING:
Office Buildings                    1        $ 4,654          2        $12,840
Retail Buildings                    2         13,800          3         28,452
Apartments                          -              -          1          6,695
Research & Development Bldgs.       -              -          2         14,110
Industrial Buildings                2         11,874          -              -
                                   --        -------         --        -------
  Total Earning                     5         30,328          8         62,097
                                   --        -------         --        -------

NON-EARNING:
Industrial Buildings                4         18,018          2         10,198
                                   --        -------         --        -------
  Total Non-Earning                 4         18,018          2         10,198
                                   --        -------         --        -------

Total                               9        $48,346         10        $72,295
                                   ==        =======         ==        =======


          The following table summarizes the Trust's investment in real estate equities, net of accumulated depreciation of $11,294,000 at March 31, 1995 and $10,023,000 at September 30, 1994:


                                   March 31, 1995          September 30, 1994
                               ----------------------    ----------------------
                                Number of    Carrying     Number of    Carrying
Type of Property               Investments    Amount     Investments    Amount
- - ----------------               -----------   --------    -----------   --------
                                          ($ Amounts in Thousands)


Office Buildings                    4        $26,576          4        $26,264
Industrial Buildings                1          6,434          1          6,510
Retail Buildings                    1         23,930          1         24,083
                                   --        -------         --        -------

Total                               6        $56,940          6        $56,857
                                   ==        =======         ==        =======



                                         11



                       MORTGAGE AND REALTY TRUST                       FORM 10Q
Item 1.   Financial Statements (Continued)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 3.   MORTGAGE LOANS AND INVESTMENT IN REAL ESTATE (Continued)

          The following table summarizes the Trust's investment in properties acquired through foreclosure and held for sale, net of accumulated depreciation of $10,180,000 at March 31, 1995 and $8,329,000 at
          September 30, 1994:


                                   March 31, 1995          September 30, 1994
                               ----------------------    ----------------------
                                Number of    Carrying     Number of    Carrying
Type of Property               Investments    Amount     Investments    Amount
- - ----------------               -----------   --------    -----------   --------
                                          ($ Amounts in Thousands)


EARNING
Apartments                          3        $ 20,924         3       $ 21,012
Office Buildings                    3          14,772         4         13,942
Industrial Buildings                6          23,280         5         19,913
Retail Buildings                    1           7,651         1          7,585
Research & Development Bldgs.       2           6,015         2          5,985
                                   --        --------        --       --------
  Total Earning                    15          72,642        15         68,437
                                   --        --------        --       --------
NON-EARNING
Office Buildings                    4          12,754         5         16,449
Industrial Buildings                5          14,116         4         10,794
Retail Buildings                    1           7,547         2          5,039
                                   --        --------        --       --------
   Total Non-Earning               10          34,417        11         32,282
                                   --        --------        --       --------

Total                              25        $107,059        26       $100,719
                                   ==        ========        ==       ========


          The following table summarized the Trust's investment in partnerships, net of accumulated depreciation of $618,120 at March 31, 1995 and $313,628 at September 30, 1994:


                                   March 31, 1995          September 30, 1994
                               ----------------------    ----------------------
                                Number of    Carrying     Number of    Carrying
Type of Property               Investments    Amount     Investments    Amount
- - ----------------               -----------   --------    -----------   --------
                                          ($ Amounts in Thousands)


Industrial Buildings                2        $ 9,403         2         $ 9,524
Retail Buildings                    2         17,108         -            -
                                   --        -------        --         -------

Total                               4        $26,511         2         $ 9,524
                                   ==        =======        ==         =======


                                      12



                       MORTGAGE AND REALTY TRUST                       FORM 10Q

Item 1.   Financial Statements (Continued)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 4.   ALLOWANCE FOR LOSSES

          The changes in the allowance for losses for the six months ended March 31, 1995 and 1994 were as follows:

                                                      3/31/95        3/31/94
                                                     --------       --------
                                                      (Amounts in Thousands)


Balance at beginning of period                       $13,430        $11,808
Provisions charged to expense                          3,000              -
                                                     -------        -------
                                                      16,430         11,808
Less charges against allowance, net of recoveries      5,399            758
                                                     -------        -------

Balance at end of period                             $11,031        $11,050
                                                     =======        =======

          Approximately $7,205,000 and $6,524,000 of the allowance at March 31, 1995 and 1994, respectively, are applicable to properties acquired through foreclosure and held for sale.


NOTE 5.   SENIOR NOTES

          SENIOR SECURED NOTES - The lack of liquidity in many of the commercial real estate markets continued during the past year. Although the Trust was able to meet the required principal payment at December 31, 1992, reducing the principal balance of the Senior Notes to $290 million, it did not have sufficient funds to meet the $20 million required principal payment due June 30, 1993 or the $33.8 million required principal payment due December 31, 1993 or the $30 million required principal payment due June 30, 1994 or the $18.8 million required principal payment due December 31, 1994 (taking into account permitted deferrals). The Trust also did not make the $6.6 million, the $6.4 million, the $7.2 million, the $8.7 million, the $9.1 million and the $9.6 million interest payments due December 31, 1993, March 31, 1994, June 30, 1994, September 30, 1994, December 31, 1994,
          and March 31, 1995, respectively. The average borrowing rates for the six months ended March 31, 1995 and 1994, respectively, were 12.97% and 10.01%. At March 31, 1995, the outstanding 13.62%
          interest rate on the Senior Notes was composed of interest at 13.00% on $200 million of Senior Notes (including default interest at 1%) and 15.00% on $90 million of deferred amounts of Senior Notes (including default interest at 1%).

          LOAN ON EQUITY INVESTMENT - In November 1991, the Trust acquired full ownership of a retail center in which it had a partnership interest. The Trust has a fully funded construction borrowing commitment of $17.6 million outstanding at March 31, 1995. The contractual interest rate on this loan is 11% (Prime + 2%, floor of 8.5%), and the loan matures on July 3, 1995.

          The Trust can further extend the loan to April 22, 1996, but will be required to make a $3.6 million payment in order to receive the additional extension.


                                       13



                      MORTGAGE AND REALTY TRUST                       FORM 10Q

Item 1.   Financial Statements (Continued)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 6.   FAIR VALUE OF FINANCIAL INSTRUMENTS

          The Financial Accounting Standards Board Statement No. 107 Disclosure of Fair Value of Financial Statements ("SFAS" 107) requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Trust.

          The carrying value of cash and cash equivalents approximates that fair value because of the liquidity and short-term maturities of these instruments. The fair value of mortgage loans is estimated by discounting cash flows at what is considered a market interest rate for loans with similar terms to borrowers of similar credit quality.

          The measurement of the fair value of the Senior Notes at March 31, 1995 is not practical in the context of the proposed restructuring.

          The loan on equity investment is a variable rate loan that reprices frequently, thus fair value is based on the carrying amount of the loan.

          The estimated fair values of the Trust's financial instruments at March 31, 1995 are as follows:

                                                     Carrying         Fair
                                                      Amount         Value
                                                     --------       --------
                                                      (Amounts in Thousands)


FINANCIAL ASSETS:
  Cash and cash equivalents                          $73,140        $73,140
  Mortgage loans and notes receivable (net
    of allowance for possible losses)                 59,744         59,744

FINANCIAL LIABILITIES:
  Loan on equity investment                          (17,593)       (17,593)
  Off-Balance Sheet Financial Instruments:
    Unfunded loan commitments                              -           (690)




                                        14


                      MORTGAGE AND REALTY TRUST                       FORM 10Q


Item 1.   Financial Statements (Continued)


NOTES TO THE FINANCIAL STATEMENTS


NOTE 7.   SHARE OPTION PLAN

          On August 14, 1994, the 1984 Share Option Plan terminated. As of March 31, 1995, options to purchase 348,500 Common Shares were outstanding under the 1984 Share Option Plan. The exercise price per share varies from $2.50 to $4.15. Options granted, other than those granted in fiscal 1991, expire five years from the date of grant and may be exercised at any time six months after the date of grant, subject to the limitation that the aggregate fair market value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year shall not exceed $100,000. Options granted during fiscal 1991, pursuant to the Employee Retention Plan described in Note 8, expire five years from the date of grant but do not vest until three years from the date of grant. Options to purchase 77,500 Common Shares at a price of $14.50 terminated during the six months ended March 31, 1995.

          In addition to cash, Options may be exercised by exchanging the Trust's Common Shares valued at the market price on the date of exercise of the Options. During the six months ended March 31, 1995, no Options were exercised.



NOTE 8.   EMPLOYEE RETENTION PLAN

          The Trust established an Employee Retention Plan, to be administered by the Compensation and Nominating Committee (the "Committee"), in order to assure the continuity and performance of employees of the Trust. The Plan contains four categories of benefits: an incentive program, stock options, termination pay and a retention bonus.

          The Committee established an incentive program for calendar year 1991. The incentive pool was calculated based on the reduction of the Trust's outstanding debt (the Senior Notes). During the six month periods ended March 31, 1995 and 1994, the Committee approved the payment of discretionary bonuses totalling $128,500 and $123,000, respectively, for certain officers and employees of the Trust.

          On March 29, 1991, the Committee awarded stock options for the purchase of 197,500 Common Shares at an option price of $4.15. The options had a three-year vesting period from the date of grant and vested on March 29, 1994.

          A termination pay plan has been established to cover termination of employment without cause during the period that the Senior Notes, as defined, are outstanding. Employees will be entitled to compensation ranging from a minimum of twelve weeks to a maximum of eighteen months pay. In addition, certain health benefits will continue to be paid by the Trust over a period of time equal to the period used in calculating severance pay. The Trust estimates that the maximum cost of the termination pay plan would be approximately $1.3 million and the cost is charged to expense at date of termination (as defined in the termination pay plan).

          The retention bonus, which totalled $350,000, was paid on February 28, 1992 to certain employees who remained with the Trust one year after the Effective Date of the 1991 Plan (February 27, 1991).


                                     15



                      MORTGAGE AND REALTY TRUST                       FORM 10Q


Item 1.   Financial Statements (Continued)


NOTES TO THE FINANCIAL STATEMENTS


NOTE 9.   ISSUANCE OF SHARES

          Effective April 1, 1992, the Trust terminated its Dividend Reinvestment and Share Purchase Plan.

          The Trust is authorized to issue up to 3,500,000 Preferred Shares on terms to be established by the Trustees. No preferred shares have been issued to date.

          The Trust contributed 150,000 Common Shares (1.4% of outstanding shares) as part of the settlement of the consolidated class actions and the Class 5 claims remaining in the chapter 11 proceeding. The settlement and contribution of shares occurred on September 17, 1993.



                                     16




                           MORTGAGE AND REALTY TRUST                   FORM 10Q


Item 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


LIQUIDITY AND CAPITAL RESOURCES - A Plan of Reorganization under Chapter 11 of the Bankruptcy Code was confirmed at a hearing held in the Bankruptcy Court in Los Angeles, California, on February 21, 1991, and an order was entered February 27, 1991, confirming the Plan. As a result of the liquidity problems in the commercial real estate markets, the Trust was not able to meet the required amortization at June 30, 1992 and the debt was restructured in July 1992 with the unanimous consent of the creditors. The debt is now governed by an indenture dated as of July 15, 1992. At December 31, 1992, debt outstanding was reduced to $290 million, the maximum debt level permitted under the Plan on that date.

For the six months ended March 31, 1995, cash provided by operating activities increased the cash balance by approximately $10.4 million. This was due primarily to an increase in interest payable due to no payment of interest on the Secured Notes since September 30, 1993. Cash provided by investing activities increased the cash balance by approximately $2.4 million. This was due to higher repayments, net of advances, on: (1) mortgage loans of $835,000, and (2) in-substance foreclosures of $7.5 million. Offsetting these increases were advances, net of repayments, on: (1) properties acquired through foreclosure of $2.8 million, (2) real estate equities of $1.3 million and (3) investment in partnerships of $1.8 million.

Due to the lack of liquidity that has existed in the real estate marketplace, the Trust has not been able to meet payment and other obligations on its outstanding debt.

Under the financial covenants of the Indenture governing the Senior Notes, the Trust was required to maintain a ratio of outstanding securities to its capital base (as defined in the Indenture) of 515% at March 31, 1993. In addition, under the Indenture the Trust was required to maintain a ratio of outstanding securities to its capital base of 438% at June 30, 1993 and September 30, 1993, 358% at December 31, 1993 and March 31, 1994, and 313% at June 30, 1994 and September 30, 1994, and 209% at December 31, 1994 and March 31, 1995, and a ratio of earning assets (as defined in the Indenture) to outstanding securities of 113% at June 30, 1993 and September 30, 1993, 116% at December 31, 1993 and March 31, 1994, 117% at June 30, 1994 and September 30, 1994 and 120% at
December 31, 1994 and March 31, 1995. The Trust failed to meet each of these ratios, constituting events of default under the Indenture. However, on May 26, 1993, the Trust received from the holders of more than 66-2/3% in principal amount of Senior Notes a waiver relating to the March 31 default.

Outstanding Securities refers to all $290 million of securities governed by and registered under the Indenture dated July 15, 1992 for the Senior Secured Uncertificated Notes due 1995. Capital Base means the amount equal to the Company's Shareholders' Equity less 50% of the non-earning assets. Non-Earning Assets means the aggregate of non-earning loans (as defined in the Indenture) and non-earning properties (properties that do not produce and maintain an annualized return of 5% or greater cash flow yield). Earning Assets means an amount equal to between the aggregate amount of invested assets and aggregate amount of non-earning assets.

Management has held discussions with the representatives of the creditors to explore various alternatives for restructuring the outstanding debt obligations. The Trust's present intention is to reach a consensual restructuring agreement to be effected through a prepackaged chapter 11 bankruptcy. In April 1995, the Trust and certain holders of Senior Notes executed an agreement of understanding, pursuant to which such noteholders agreed to support the proposed restructuring. On April 11, 1995, pursuant to such agreement, the Trust advanced $25 million towards the $50 million minimum payment required to implement the proposed restructuring. See Note 1, "Basis

                                     17


                           MORTGAGE AND REALTY TRUST                   FORM 10Q

Item 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Continued)

of Financial Information and Plan of Reorganization". If such an agreement cannot be reached with the Trust's debt holders, the Trust will have to consider other alternatives, including the filing of a voluntary bankruptcy petition under chapter 11 of the Bankruptcy Code. Although the holders of more than 66-2/3% of the Trust's debt securities had agreed with the Trust to temporarily forebear further creditor action on the defaults for a defined standstill period, such standstill period expired on December 3, 1993. The Company believes that no further extension of the standstill will be granted. The Trust intends, therefore, to continue to operate its business and seek Senior Note holder consent on an ad hoc basis as such consent is required. Although the Trust believes that such consents, if requested, would be in the best interest of the Trust, its shareholders and the Senior Note holders, there can be no assurance that the Trust will obtain sufficient consents as they are required. Currently, the Trust is in default under the Indenture and has continued to suspend payments on the Senior Notes. Consequently, there can be no assurance that the Indenture Trustee and the Collateral Agents will not take remedial or enforcement action, including acceleration of the Senior Notes and foreclosure. If it becomes impossible for the Trust to continue operations under such circumstances, it may be necessary for Mortgage and Realty Trust to explore other alternatives, including seeking relief under chapter 11 of the Bankruptcy Code.

At March 31, 1995, the Trust had cash and cash equivalents of $71.6 million. Included in cash and cash equivalents are $1.3 million of restricted cash which represents the funding of the employee retention plan and $1.1 million related to borrowers' deposits. The Trust's unfunded loan commitments totalled $690,000 at March 31, 1995.


RESULTS OF OPERATIONS-SIX MONTHS ENDED MARCH 31, 1995 VS. SIX MONTHS ENDED MARCH 31, 1994 - Net loss for the six months ended March 31, 1995 was $(15,717,000) or $(1.40) per share compared to a net loss of $(9,808,000) or $(.87) per share for the six months ended March 31, 1994. The six months ended March 31, 1995 included a provision for losses of $3,000,000 or $.27 per share compared to no provision for the six months ended March 31, 1994. The Trust's spread (interest income on mortgage loans plus net operating income from real estate owned less interest expense) decreased from $(3,212,000) for the six months ended March 31, 1994 to $(7,439,000) for the six months ended March 31, 1995. Offsetting these decreases was an increase in interest income on short-term investments which was $1,864,000 for the six months ended March 31, 1995 compared to $234,000 for the six months ended March 31, 1994.

Interest and fee income on mortgage loans decreased $2,485,000 to $5,181,000 for the six months ended March 31, 1995 from $7,666,000 for the six months ended March 31, 1994. The decrease was due primarily to a reduction in earning mortgage loans (including earning in-substance foreclosures) which totalled $89.2 million at March 31, 1995 compared to $149.9 million at March 31, 1994. During the six months ended March 31, 1995, there were two mortgage loans totalling $15.4 million that were transferred into investment in Partnerships. In addition, advances of $1.8 million on investment in partnerships were made during the period.

During the six months ended March 31, 1995, no advances were made on mortgage loans. Prepayment on mortgage loans of approximately $6 million were received during the six months ended March 31, 1994. There were no prepayments on mortgage loans received during the six months ended March 31, 1995. The average interest rate on mortgage loans for the six months ended March 31, 1995 was 7.90% compared to 7.58% for the six months ended March 31, 1994.



                                      18



                           MORTGAGE AND REALTY TRUST                   FORM 10Q


Item 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Continued)

Rental income increased $3,048,000 to $11,517,000 in the six months ended March 31, 1995 from $8,469,000 for the six months ended March 31, 1994. In addition to rental income, the Trust received reimbursement of certain operating expenses totalling $1,167,000 and $849,000 for the six months ended March 31, 1995 and 1994, respectively. Operating expenses and depreciation and amortization on rental properties increased $1,391,000 to $8,958,000 for the six months ended March 31, 1995 from $7,567,000 for the six months ended March 31, 1994, primarily from continued growth in real estate equities and properties acquired through foreclosure and held for sale.

Interest on short-term investments increased due to the continuing accumulation of available cash. Available cash increased due to no payment of principal and interest on the Secured Notes since September 30, 1993.

Interest expense increased $4,370,000 to $19,832,000 in the current period from $15,462,000 for the six months ended March 31 1994. This was due primarily to an increase in the average borrowing rate from 10.01% for the six months ended March 31, 1994 to 12.97% for the six months ended March 31, 1995.

Other operating expenses decreased $430,000 to $2,198,000 for the six months ended March 31, 1995 from $2,628,000 for the six months ended March 31, 1994. The decrease was due to decreases in professional fees and expenses, insurance costs, Trustees expenses and tax (other than income).

Reorganization expenses related to the Chapter 11 filing and debt restructuring expenses were $1,505,000 for the six months ended March 31, 1995 compared to $1,417,000 for the six months ended March 31, 1994. These expenses reflect professional fees incurred by the representatives of the creditors, shareholders and the Trust.


RESULTS OF OPERATIONS - QUARTER ENDED MARCH 31, 1995 VS. QUARTER ENDED DECEMBER 31, 1994 - Net loss for the quarter ended March 31, 1995 was $(10,263,000) or $(.91) per share compared to $(5,454,000) or $(.49) per share for the quarter ended December 31, 1994. The quarter ended March 31, 1995 included a provisions for losses of $3,000,000 or $.27 per share compared to no provision for the quarter ended December 31, 1994.

Interest and fee income on mortgage loans decreased $575,000 to $2,303,000 for the quarter ended March 31, 1995 from $2,878,000 for the quarter ended December 31, 1994. The decrease was due to a reduction in earning mortgage loans (including earning in-substance foreclosures) because of: (1) the repayment of approximately $6.6 million on earning in-substance foreclosures; (2) the transfer of approximately $8.3 million of earning in-substance foreclosures to properties acquired through foreclosure and held for sale; and (3) the reclassification of approximately $8.7 million from earning to non-earning in-substance foreclosures.

Rental income increased $133,000 to $5,825,000 in the quarter ended March 31, 1995 from $5,692,000 for the quarter ended December 31, 1994. In addition to rental income, the Trust received reimbursement of certain operating expenses totalling $590,000 and $577,000 for the quarters ended March 31, 1995 and December 31, 1994, respectively. Operating expenses and depreciation and amortization on rental properties increased $210,000 to $4,584,000 for the quarter ended March 31, 1995 from $4,374,000 for the quarter ended December 31, 1994, primarily from continued growth in real estate equities and properties acquired through foreclosure and held for sale.

Interest on short-term investments increased due to continuing accumulation of available cash.


                                      19



                           MORTGAGE AND REALTY TRUST                   FORM 10Q


Item 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Continued)

Interest expense increased $714,000 to $10,273,000 in the current quarter from $9,559,000 for the quarter ended December 31, 1994. This was due primarily to an increase in the average borrowing rate from 12.50% for the quarter ended December 31, 1994 to 13.45% for the quarter ended March 31, 1995.

Reorganization expenses related to the Chapter 11 filing and debt restructuring expenses were $1,135,000 for the quarter ended March 31, 1995 compared to $370,000 for the quarter ended December 31, 1994. These expenses reflect professional fees incurred by the representatives of the creditors, shareholders and the Trust.


RESULTS OF OPERATIONS - QUARTER ENDED MARCH 31, 1995 VS. QUARTER ENDED MARCH 31, 1994 - Net loss for the quarter ended March 31, 1995 was $(10,263,000) or $(.91) per share compared to $(5,152,000) or $(.46) per share for the quarter ended March 31, 1994. The quarter ended March 31, 1995 included a provision for losses of $3,000,000 or $.27 per share compared to no provision for the quarter ended March 31, 1994.

Interest and fee income on mortgage loans decreased $1,358,000 to $2,303,000 for the quarter ended March 31, 1995 compared to $3,661,000 for the quarter ended March 31, 1994. The decrease was due primarily to a reduction in earning mortgage loans (including earning in-substance foreclosures) which totalled $149.9 million at March 31, 1994 compared to $89.3 million at March 31, 1995.

Rental income increased $1,658,000 to $5,825,000 in the quarter March 31, 1995 from $4,167,000 for the quarter ended March 31, 1994. In addition to rental income, the Trust received reimbursement of certain operating expenses totalling $590,000 and $418,000 for the quarters ended March 31, 1995 and 1994, respectively. Operating expenses and depreciation and amortization on rental properties increased $798,000 to $4,584,000 for the quarter ended March 31, 1995 from $3,786,000 for the quarter ended March 31, 1994, primarily from continued growth in real estate equities and properties acquired through foreclosure and held for sale.

Interest on short-term investments increased due to the continuing accumulation of available cash.

Interest expense increased $2,610,000 to $10,273,000 for the current quarter compared to $7,663,000 for the quarter ended March 31, 1994. This increase was due primarily to an increase in the average borrowing rate from 10.15% for the quarter ended March 31, 1994 to 13.45% for the quarter ended March 31, 1995.

Reorganization expenses related to the Chapter 11 filing and debt restructuring expenses were $1,135,000 for the quarter ended March 31, 1995 compared to $741,000 for the quarter ended March 31, 1994. These expenses reflect professional fees incurred by the representatives of the creditors, shareholders and the Trust.


NON-EARNING LOANS AND INVESTMENTS - At March 31, 1995, the Trust's non-earning loans, non-earning in-substance foreclosures and non-earning properties acquired through foreclosure and held for sale were $52,460,000, representing 17.58% of invested assets compared to $47,008,000 (15.25%) at December 31, 1994 and $44,909,000 (13.71%) at March 31, 1994.


                                      20


                          MORTGAGE AND REALTY TRUST                    FORM 10Q

                                   PART II


Item 3.   DEFAULTS UPON SENIOR SECURITIES

          The Trust did not make a $9.6 million interest payment due March 31, 1995 on the Senior Notes.

          In addition, based on financial results at March 31, 1995 the Trust was in violation of certain financial covenants in the Indenture relating to the ratio of outstanding securities to the Trust's capital base and the ratio of earning assets to outstanding securities. Outstanding Securities refers to all Securities governed by and registered under the Indenture dated July 15, 1992 for the Senior Secured Uncertificated Notes due 1995. Capital Base means the amount equal to the Company's Shareholders' Equity less
          50% of the non-earning assets. Non-Earning Assets means the aggregate of non-earning loans (as defined in the Indenture) and non-earning properties (properties that do not produce and maintain an annualized return of 5% or greater cash flow yield). Earning Assets means an amount equal to between the aggregate amount of invested assets and aggregate amount of non-earning assets. Under the financial covenants of the Indenture, the Trust was required to maintain a ratio of outstanding indenture securities to its capital base (as defined in the Indenture) of 209% at March 31, 1995 and a ratio of earning assets to outstanding securities of 120% at March 31, 1995. Failure to satisfy these covenants constitute additional events of default under the Indenture. In addition, at December 31, 1994, the Trust's non-performing assets (as defined in the Indenture) exceeded the limits prescribed in the Indenture. In addition to constituting an event of default, the Trust is obligated under the Indenture to pay to the holders of Senior Notes a penalty equal to 1.5% of the excess of non-performing assets, or a payment of approximately $183,000. The are also outstanding certain other events of default under the Indenture.

          Notwithstanding the uncured events of default, neither the Indenture Trustee nor any holders of the Senior Notes have accelerated the Senior Notes. On July 2, 1993 holders of approximately 81% of the Senior Notes agreed, subject to certain conditions, not to accelerate the Senior Notes or take any other remedial or enforcement action during a defined standstill period (the "Standstill Period") initially expiring July 31, 1993. The Standstill Period was extended by holders of more than 66-2/3% of the Senior Notes on August 3, August 20, September 23, October 5 and November 23, 1993. However, the Standstill Period expired on December 3, 1993. At the present time, it appears unlikely that any further extensions of the Standstill Period will be granted. Subsequent to the expiration of the Standstill Period, on or about December 8, 1993 the Indenture Trustee (and the Collateral Agents) notified the Trust's bank of the Indenture Trustee's security interest in the Trust's deposit accounts and instructed the bank to freeze the Trust's cash until otherwise instructed by the Indenture Trustee. Since that date, the Trust has operated on an ad hoc basis with the Indenture Trustee in administering its cash, with all cash use subject to review and approval by the Indenture Trustee. On or about February 3, 1994, the Trust and the Indenture Trustee and Collateral Agents reached further understanding regarding the Trust's use of cash and administration of its assets in the absence of a continued or extended Standstill


                                      21


                          MORTGAGE AND REALTY TRUST                    FORM 10Q

                                   PART II



Item 3.   DEFAULTS UPON SENIOR SECURITIES (Continued)


          Period. Pursuant to the understanding, which is terminable at will by the Indenture Trustee or Collateral Agents, the Trust will continue to use its cash on an ad hoc basis, subject to Indenture Trustee or Collateral Agent approval, and the Trust will administer its assets as if no default had occurred and was continuing. There can be no assurance that the Indenture Trustee will not terminate the understanding or take further remedial or enforcement action with respect to the Trust's bank accounts or other properties, including acceleration of the Senior Notes and foreclosure. Such action, or failure of the Indenture Trustee and the Collateral Agents to consent to necessary use of cash or releases of collateral in the conduct of the Trust's business, would have a material adverse effect on the Trust's operations and could cause the Trust to seek relief under Chapter 11 of the United States Bankruptcy Code.




Item 6.   EXHIBITS AND REPORTS ON FORM 8-K

          (A)  EXHIBITS

               Exhibits are as set forth in the "INDEX TO EXHIBITS" on page 24.


          (B)  REPORTS ON FORM 8-K

               None



                                       22




                         MORTGAGE AND REALTY TRUST                     FORM 10Q


                                 SIGNATURES






        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        MORTGAGE AND REALTY TRUST




                                        By   /s/ Victor H. Schlesinger

                                            -------------------------------
                                             Victor H. Schlesinger
                                             Chairman


                                        By   /s/ Daniel F. Hennessey
                                            -------------------------------
                                             Daniel F. Hennessey
                                             Treasurer
                                             Principal Financial Officer


DATE:   May 12, 1995



                                      23



                         MORTGAGE AND REALTY TRUST                     FORM 10Q


                             INDEX TO EXHIBITS



EXHIBIT
  NO.                              DESCRIPTION
- - -------                            -----------

  11*         Schedule of Net Income (Loss) Per Share - Assuming Full Dilution




- - ------------------
*  Exhibit filed with this Form 10-Q.

                                                                     Exhibit 11

                         MORTGAGE AND REALTY TRUST
       SCHEDULE OF NET INCOME (LOSS) PER SHARE - ASSUMING FULL DILUTION

                     FOR THE PERIODS ENDED MARCH 31, 1995


                                              Quarter            Six Months
                                               Ended               Ended
                                           ------------        -------------

BASIS:

Net (loss)                                 $(10,263,000)       $(15,717,000)
Average common shares outstanding            11,226,000          11,226,000
20% limitation on assumed repurchase          2,245,000           2,245,000

Market price at the end of the period              $.25                $.25

Options outstanding                             348,500             348,500


COMPUTATION:

Proceeds:
  Options                                       348,500             348,500
  Average exercise price                    X     $3.35         X     $3.35
                                            -----------         -----------
                                            $ 1,167,000         $ 1,167,000
                                            ===========         ===========
Adjustment of proceeds:
  Purchase of outstanding common shares
   at market value                          $   561,000         $   561,000
   Retirement of debt                           606,000             606,000
                                            -----------         -----------
                                            $ 1,167,000         $ 1,167,000
                                            ===========         ===========
Adjustment of net income (loss):
  Net (loss) before gain on sales of
   real estate                             $(10,263,000)       $(15,717,000)
  Interest reduction                             20,000              40,000
                                           ------------        ------------
      Adjusted net income (loss)           $(10,243,000)       $(15,677,000)
                                           ============        ============
Adjustment of shares outstanding:
  Average shares outstanding                 11,226,000          11,226,000
  Net shares repurchased                     (1,897,000)         (1,897,000)
                                            -----------         -----------
Adjusted shares outstanding (basis for
  computation of net income per share -
  assuming full dilution)                     9,329,000           9,329,000
                                            ===========         ===========
Fully diluted earnings per share:

  Net (loss)                                     $(1.10)            $(1.68)
                                                 ======             ======



NOTE - Primary earnings per share is based on the average number of shares outstanding during the period.


                                                                     Exhibit 11

                         MORTGAGE AND REALTY TRUST

       SCHEDULE OF NET INCOME (LOSS) PER SHARE - ASSUMING FULL DILUTION

                     FOR THE PERIODS ENDED MARCH 31, 1994


                                              Quarter            Six Months
                                               Ended                Ended
                                            ------------        ------------

BASIS:

Net (loss)                                  $(5,152,000)        $(9,808,000)
Average common shares outstanding            11,226,000          11,226,000
20% limitation on assumed repurchase          2,245,000           2,245,000

Market price at the end of the period              $.50                $.50

Options outstanding                             426,000             426,000

COMPUTATION:

Proceeds:
  Options                                       426,000             426,000
  Average exercise price                    X     $5.37         X     $5.37
                                            -----------         -----------
                                            $ 2,288,000         $ 2,288,000
                                            ===========         ===========

Adjustment of proceeds:
  Purchase of outstanding common shares
   at market value                          $ 1,123,000         $ 1,123,000
   Retirement of debt                         1,165,000           1,165,000
                                            -----------         -----------
                                            $ 2,288,000         $ 2,288,000
                                            ===========         ===========
Adjustment of net income (loss):
  Net (loss) before gain on sales of
   real estate                              $(5,152,000)        $(9,808,000)
  Interest reduction                             29,000              58,000
                                            -----------         -----------

      Adjusted net income (loss)            $(5,123,000)        $(9,750,000)
                                            ===========         ===========
Adjustment of shares outstanding:
  Average shares outstanding                 11,226,000          11,226,000
  Net shares repurchased                     (1,819,000)         (1,819,000)
                                            -----------         -----------
Adjusted shares outstanding (basis for
  computation of net income per share -
  assuming full dilution)                     9,407,000           9,407,000
                                            ===========         ===========

Fully diluted earnings per share:

  Net (loss)                                      $(.54)            $(1.04)
                                                  =====             ======



NOTE - Primary earnings per share is based on the average number of shares outstanding during the period.

    Important: A bankruptcy case has not been commenced as of the date of this document


                           MORTGAGE AND REALTY TRUST
                                 MASTER BALLOT
                           FOR ACCEPTING OR REJECTING
      THE PREPACKAGED PLAN OF REORGANIZATION OF MORTGAGE AND REALTY TRUST

                             CLASS 5: COMMON SHARES


- --------------------------------------------------------------------------------
 THE EXPIRATION DATE TO ACCEPT OR REJECT THE PREPACKAGED PLAN IS 12:00
     MIDNIGHT, NEW YORK CITY TIME, ON ______, 1995 UNLESS EXTENDED.
- --------------------------------------------------------------------------------

          This Master Ballot is submitted to you to solicit and obtain the vote of the beneficial owners of the securities described below to accept or reject the Prepackaged Plan of Reorganization (the "Prepackaged Plan") of Mortgage and Realty Trust (the "Trust") referred to in the accompanying Disclosure Statement and Proxy Statement, dated _________, 1995 (the "Proxy"). The Prepackaged Plan would be filed in connection with a case to be commenced in the future by the Trust under chapter 11 of the Bankruptcy Code. At this time, the Trust has not commenced a chapter 11 case. If sufficient votes are received accepting the Prepackaged Plan, it is the Trust's present intention to commence a chapter 11 case and seek to have the Prepackaged Plan confirmed by the Bankruptcy Court as promptly as practicable.

PLEASE READ THE VOTING INFORMATION AND INSTRUCTIONS ON THE REVERSE SIDE BEFORE COMPLETING THIS MASTER BALLOT.

          ITEM 1. TABULATION OF BENEFICIAL CLASS 5 VOTING. The undersigned certifies that _______________ beneficial owners of _________________ in number of shares of Common Shares, par value $1.00 per share (the "Common Shares"), have delivered ballots to the undersigned voting Class 5 equity interests to ACCEPT the Prepackaged Plan.

          The undersigned certifies that ____________ beneficial owners of _______________ in number of Common Shares have delivered ballots to the undersigned voting Class 5 equity interests to REJECT the Prepackaged Plan.

          ITEM 2. RELEASES. The undersigned certifies that ___________ beneficial owners of ______ in number of Common Shares have delivered ballots to the undersigned voting Class 5 equity interests to NOT CONSENT to the mutual release (the "Release") provided in Section 5.13 of the Prepackaged Plan.

          The undersigned certifies that ____________ beneficial owners of ______ in number of Common Shares have delivered ballots to the undersigned voting Class 5 equity interests to CONSENT to the Release provided in Section
5.13 of the Prepackaged Plan.

          ITEM 3. CLASS 5 BENEFICIAL OWNER INFORMATION. The undersigned certifies that listed below (or attached hereto) is a true and accurate schedule of the beneficial owners of Common Shares, that have delivered ballots to the undersigned voting Class 5 equity interests to accept or reject the Prepackaged Plan and to consent or not consent to the Release.

(Please complete the following table or attach the information requested by this Item 3 in the following format:)

YOUR CUSTOMER ACCOUNT NUMBER(S)                              TO ACCEPT THE       TO REJECT THE      TO CONSENT       TO NOT CONSENT
   FOR EACH BENEFICIAL OWNER      NUMBER OF COMMON SHARES   PREPACKAGED PLAN    PREPACKAGED PLAN   TO THE RELEASE    TO THE RELEASE
- -------------------------------   -----------------------   -----------------   ----------------   --------------    --------------
1.  _________________________     _______________________       ____________       ____________       ___________     ___________
2.  _________________________     _______________________       ____________       ____________       ___________     ___________
3.  _________________________     _______________________       ____________       ____________       ___________     ___________
4.  _________________________     _______________________       ____________       ____________       ___________     ___________
5.  _________________________     _______________________       ____________       ____________       ___________     ___________
6.  _________________________     _______________________       ____________       ____________       ___________     ___________
7.  _________________________     _______________________       ____________       ____________       ___________     ___________

8.  _________________________     _______________________       ____________       ____________       ___________     ___________
9.  _________________________     _______________________       ____________       ____________       ___________     ___________
10. _________________________     _______________________       ____________       ____________       ___________     ___________

          ITEM 4. The undersigned certifies that the undersigned is an agent of the registered owner with full power and authority to execute this document in its own name or through a position held at a securities depository of the Common Shares set forth in Item 1. The undersigned further certifies that none of the Common Share accounts identified in Item 3 above have previously been voted by any other Master Ballot, except to the extent provided in Item 5 of the Voting Information and Instructions attached hereto, submitted by the undersigned. The undersigned also acknowledges the terms and conditions set forth in the Proxy.

DATED:
___________________________________        _________________________________________
(Print or type name)                        (If by Authorized Agent, Name and Title)

__________________________________         _________________________________________
(Signature)                                            (Address (Street)

______________________________________     _________________________________________
(Name of broker, bank or other nominee)              (City, State, Zip Code)

     Return this Master Ballot before ________, 1995 by mail to Mortgage and Realty Trust at 8380 Old York Road, Suite 300, Elkins Park, PA 19027, Attention:
Daniel F. Hennessey.

                      VOTING INFORMATION AND INSTRUCTIONS
                        FOR COMPLETING THE MASTER BALLOT

1. The Master Ballot is to be used by brokerage firms, banks or proxy intermediaries for summarizing votes cast by beneficial owners of the securities in Class 5 to accept or reject the Prepackaged Plan.

2. MASTER BALLOTS MUST BE RECEIVED BY THE TRUST, AT THE ADDRESS INDICATED ABOVE ON THIS MASTER BALLOT BY MIDNIGHT, NEW YORK TIME, ON
     __________________, 1995 (THE "EXPIRATION DATE"). MASTER BALLOTS NOT RECEIVED BY THE EXPIRATION DATE WILL NOT BE COUNTED.

3. THE MASTER BALLOT IS NOT A LETTER OF TRANSMITTAL AND MAY NOT BE USED FOR ANY PURPOSE OTHER THAN TO TRANSMIT VOTES TO ACCEPT OR REJECT THE PREPACKAGED PLAN. HOLDERS SHOULD NOT SURRENDER CERTIFICATES REPRESENTING THEIR SECURITIES AT THIS TIME, AND THE TRUST WILL NOT ACCEPT DELIVERY OF ANY SUCH CERTIFICATES TRANSMITTED TOGETHER WITH A MASTER BALLOT. SURRENDER OF SECURITIES FOR EXCHANGE PURSUANT TO THE PREPACKAGED PLAN MAY BE MADE ONLY PURSUANT TO A LETTER OF TRANSMITTAL WHICH WILL BE FURNISHED TO YOU BY THE TRUST (OR ITS AGENT) AFTER CONFIRMATION OF THE PREPACKAGED PLAN BY THE BANKRUPTCY COURT.

4. With respect to any individual ballots returned to you by the beneficial owner, you must either (a) forward such ballots directly to the Trust indicating the appropriate authority to vote on each such ballot submitted or (b) complete a Master Ballot summarizing the voting with respect to such individual ballots, return the Master Ballot to the Trust, and retain all such individual ballots for inspection by the Bankruptcy Court until [_____________] 1995.

5. Multiple Master Ballots may be completed and delivered to the Trust. Votes reflected by multiple Master Ballots will be counted except to the extent that they are duplicative of other Master Ballots. If two or more Master Ballots are inconsistent in whole or in part, the latest Master Ballot received prior to the Expiration Date will, to the extent of such inconsistency, supersede and revoke any prior Master Ballot. If more than one Master Ballot is submitted and the later Master Ballot(s) supplement rather than supersede earlier Master Ballot(s), please mark the subsequent Master Ballot(s) with the words "Additional Vote" or such other language as you customarily use to indicate an additional vote that is not meant to revoke an earlier vote.

6. Item 3 of the Master Ballot requests that you provide information in the indicated format for each individual beneficial owner on whose behalf you are executing the Master Ballot. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner. In the event that a single customer has more than one account with the identical registration, that customer should be listed no more than once in Item 3. In completing Item 3, the total number of shares of all accounts voted with respect to a single customer should be listed in a single line entry, so that each line will represent a different beneficial owner.

7. Each beneficial owner must vote its entire claim or equity interest within a single class under the Prepackaged Plan to either accept or reject the Prepackaged Plan. A beneficial owner may not split its vote within a class and, accordingly, an individual ballot (or multiple individual ballots with respect to multiple claims or equity interests within a single class) received from a beneficial owner that partially rejects and partially accepts the Prepackaged Plan should not be counted. Furthermore, for purposes of computing the vote on a Master Ballot, each voting beneficial owner should be deemed to have voted the full amount of its holdings according to your records as of the close of business on ___________________, 1995 (the "Voting Record Date").

8. No fees or commissions or other remuneration will be payable to any broker, dealer or other person in connection with the solicitation by the Trust pursuant to the Prepackaged Plan. The Trust will, however, upon written request, reimburse you for customary mailing and handling expenses incurred by you in forwarding individual ballots and accompanying solicitation packages to your clients.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS THE AGENT OF THE TRUST, OR AUTHORIZE YOU OR ANY PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PREPACKAGED PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, INDIVIDUAL BALLOTS OR SOLICITATION PACKAGES, INCLUDING THE PREPACKAGED PLAN AND THE PROXY, PLEASE CALL DANIEL F. HENNESSEY, TREASURER OF THE TRUST, AT (215) 881-1525.

                          MORTGAGE AND REALTY TRUST

                               Solicitation of
                         Prepackaged Plan Acceptances

                       Record Date: [__________], 1995
                     Expiration Date: [__________], 1995

To:  Securities Dealers, Brokers, Commercial Banks,
     Trust Companies and Other Nominees

     Mortgage and Realty Trust (the "Trust") is soliciting acceptances (the "Solicitation") to its prepackaged plan of reorganization (the "Prepackaged Plan") as set forth in the enclosed Disclosure Statement and Proxy Statement (the "Proxy") from Holders of Senior Secured Uncertificated Notes due 1995, Common Shares, Other Secured Claims and Unsecured Claims. Capitalized terms used herein but not defined have the meanings assigned to them in the Proxy Statement.

     For the Prepackaged Plan to be confirmed without utilizing the "cramdown" provisions of Chapter 11 of the Bankruptcy Code as to a class of Claims or Interest entitled to vote on the Prepackaged Plan, it is necessary for the Trust to receive acceptances from (i) holders of Claims constituting at least two-thirds in dollar amount and more than one-half in number of the allowed Claims in each impaired class voting on the Prepackaged Plan and (ii) holders of at least two-thirds in amount of outstanding Common Shares in such class voting on the Prepackaged Plan.

     Enclosed are copies of the following documents:

     1.  The Proxy.

     2. A form of letter ("To Our Clients") to be sent to your clients for whose account you hold Common Shares registered in your name or the name of your nominee, with instructions regarding voting on the Prepackaged Plan.

     3. Ballots and Ballot instructions for accepting or rejecting the Prepackaged Plan to be sent to your clients for whose account you hold Common Shares registered in your name or the name of your nominee.

     4. Master Ballots and Master Ballot Instructions to be used only by you to calculate and report the total number of votes either accepting or rejecting the Prepackaged Plan with respect to Common Shares owned by beneficial owners for whom you serve as nominee and from whom you have received a completed and executed Ballot.

      5. A pre-addressed postage pre-paid business reply envelope to be used only by your firm to return Master Ballot(s) to the Trust.

      TO VOTE ON THE PREPACKAGED PLAN. To vote on the Prepackaged Plan pursuant to the Solicitation, you must first deliver a Proxy, the appropriate Ballot(s) and instructions thereto, a self-addressed postage pre-paid business reply envelope, and a "To Our Clients" letter to each of your clients for whose account you hold Common Shares. You should affix a label stating, or otherwise appropriately indicate at the space provided on each Ballot, the number of Common Shares held by such beneficial owner(s) in his, her or its account as of
the close of business on [               ], 1995 (the "Voting Record Date").

     To vote using the Master Ballot, please: (i) retain the returned, completed Ballots in your files, (ii) provide appropriate information for each of the Items on the Master Ballot, in accordance with the instructions thereto, (iii) sign and date the Master Ballot, (iv) if you are completing the Master Ballot on behalf of another entity, indicate your relationship with such entity and the capacity in which you are signing and (v) provide your name and mailing address.

      If the Master Ballot request for account identification number(s) for individual beneficial owners is applicable, you may identify such beneficial owners without disclosing their names by using the customer account number assigned by you to each such beneficial owner or a sequential number assigned by you to each such beneficial owner, provided that you retain a list of the number(s) assigned to each such beneficial owner. Retain in your files all completed Ballots received which are reflected in the Master Ballot.

      Except as provided in the Proxy, the Trust will not pay any fees or commissions to any broker or dealer or other person for soliciting acceptances to the Prepackaged Plan. You will, however, be reimbursed for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients.

      Failure to follow the above instructions in a timely manner may result in your or your client's vote being deemed invalid.

      NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS THE AGENT OF THE TRUST OR AUTHORIZE YOU OR ANY PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PREPACKAGED PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREIN.

      If you need additional copies of the above materials, or if you have questions regarding the Ballots, Master Ballots or Voting Procedures, please call Daniel F. Hennessey at the Trust at (215) 881-1525.

                           MORTGAGE AND REALTY TRUST


                                SOLICITATION OF
                          PREPACKAGED PLAN ACCEPTANCES

TO OUR CLIENTS:

     Enclosed for your consideration are a Disclosure Statement and Proxy Statement dated _____________, 1995 (the "Proxy") and other documents relating to the restructuring of Mortgage and Realty Trust (the "Trust"). Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Proxy.

     The Trust is soliciting acceptances of its prepackaged plan of reorganization (the "Prepackaged Plan") from holders of Senior Secured Uncertificated Notes due 1995, Common Shares, Other Secured Claims and Unsecured Claims. For the Prepackaged Plan to be confirmed (without utilizing "cramdown" provisions of Chapter 11 of the Bankruptcy Code as to a class of Claims or Interests entitles to vote on the Prepackaged Plan), it must be accepted by the
(i) the holders of Claims constituting at least two-thirds in dollar amount and more than one-half in number of the allowed Claims in each impaired class voting on the Prepackaged Plan and (ii) holders of at least two-thirds in amount of outstanding Common Shares in such class voting on the Prepackaged Plan.

     In addition to the Proxy, enclosed are a Ballot and the instructions thereto (the "Ballot") for voting to accept or to reject the Prepackaged Plan.

     TO VOTE ON THE PREPACKAGED PLAN: Review the Proxy, complete the Ballot in accordance with the instructions thereto and return the completed Ballot to us for processing. If neither the "Accepts" nor "Rejects" box on the Ballot is checked and the Ballot is not signed on the appropriate line(s), the Ballot will not be counted as having been cast. Please be sure to return your ballot(s) to us to allow time for our handling prior to the Expiration Date indicated in the box below.

- --------------------------------------------------------------------------------
THE SOLICITATION WILL EXPIRE AT MIDNIGHT, NEW YORK TIME, ON _____________, 1995 (THE "EXPIRATION DATE"), UNLESS THE TRUST, IN ITS SOLE DISCRETION, EXTENDS OR WAIVES THE PERIOD.
- --------------------------------------------------------------------------------

     We request that you give this matter your immediate attention to ensure that you have a full opportunity to consider and respond to the Solicitation.

     Except as provided in the Proxy, the Trust will not pay any fees or commissions to any broker or dealer or other person for soliciting acceptances to the Prepackaged Plan.

                     YOUR IMMEDIATE ATTENTION IS REQUESTED

             Important:  A bankruptcy case has not been commenced
                       as of the date of this document.

                           MORTGAGE AND REALTY TRUST

                                     BALLOT

                           FOR ACCEPTING OR REJECTING
      THE PREPACKAGED PLAN OF REORGANIZATION OF MORTGAGE AND REALTY TRUST

             CLASS 2:  SENIOR SECURED UNCERTIFICATED NOTES DUE 1995

- --------------------------------------------------------------------------------
     THE EXPIRATION DATE TO ACCEPT OR REJECT THE PREPACKAGED PLAN IS 12:00 MIDNIGHT, NEW YORK CITY TIME, ON ___________, 1995, UNLESS EXTENDED.
- --------------------------------------------------------------------------------

     This Ballot is submitted to you to solicit your vote to accept or reject the Prepackaged Plan of Reorganization (the "Prepackaged Plan") of Mortgage and Realty Trust (the "Trust") referred to in the accompanying Disclosure Statement and Proxy Statement, dated __________, 1995 (the "Proxy"). The Prepackaged Plan would be filed in connection with a case to be commenced in the future by the Trust under chapter 11 of the Bankruptcy Code. At this time, the Trust has not commenced a chapter 11 case. If sufficient votes are received accepting the Prepackaged Plan, it is the Trust's present intention to commence a chapter 11 case and seek to have the Prepackaged Plan confirmed by the Bankruptcy Court as promptly as practicable.

     THIS BALLOT IS NOT A LETTER OF TRANSMITTAL AND MAY NOT BE USED FOR ANY OTHER PURPOSE OTHER THAN TO VOTE TO ACCEPT OR REJECT THE PREPACKAGED PLAN. HOLDERS SHOULD NOT SURRENDER ANY DOCUMENTS REPRESENTING SECURITIES AT THIS TIME, THE TRUST WILL NOT ACCEPT DELIVERY OF ANY SUCH DOCUMENTS.

     PLEASE READ THE ATTACHED VOTING INFORMATION AND INSTRUCTIONS BEFORE COMPLETING THIS BALLOT.

- --------------------------------------------------------------------------------
IF NEITHER THE "ACCEPTS" NOR "REJECTS" BOX IS CHECKED AND THIS BALLOT IS NOT SIGNED ON THE APPROPRIATE LINES BELOW, THE BALLOT WILL NOT BE VALID OR COUNTED
AS HAVING BEEN CAST. PLEASE COMPLETE ITEMS 1-4.
- --------------------------------------------------------------------------------

     ITEM 1. The undersigned, a Holder of a Class 2 Claim as defined in the Prepackaged Plan, is the beneficial owner of Senior Secured Uncertificated Notes due 1995, in the unpaid principal amount of: $_________________ (enter amount).

     ITEM 2. VOTE. The undersigned votes all Class 2 Claims referenced in Item 1 (check one box):

          [_] To ACCEPT the Prepackaged Plan  [_] To REJECT the Prepackaged Plan

     ITEM 3. RELEASE. Please indicate whether you elect to opt out of the mutual release provided in Section 5.13 of the Prepackaged Plan by checking the box below.

          [_] The undersigned DOES NOT CONSENT to the mutual release provided in Section 5.13 of the Prepackaged Plan.

     ITEM 4. ACCREDITED INVESTOR. Please certify that you are an "accredited investor" with the meaning of Rule 501 under the Securities Act of 1933, as
amended, by checking the box:   [_]

     ITEM 5. By signing this Ballot, the undersigned certifies that the undersigned is the beneficial owner(s) of the Senior Secured Uncertificated Notes due 1995 voted on this Ballot and/or has full power and authority to vote to accept or reject the Prepackaged Plan. The undersigned also acknowledges receipt of the Proxy and other applicable Solicitation Materials as well as all terms and conditions set forth therein.

     The signature(s) below should conform to the name(s) shown on the document(s) representing the claims being voted. Where claims are held in the names of more than one person, all such owners should sign below.

DATED:

_____________________________________________________
(Signature)

_____________________________________________________
(Signature of Co-Owner, if applicable)

_____________________________________________________
(if by Authorized Agent, Name and Title)

                      VOTING INFORMATION AND INSTRUCTIONS
                           FOR COMPLETING THE BALLOT

1. FOR YOUR VOTE TO BE COUNTED, YOU MUST COMPLETE ITEMS 1-4, SIGN AND RETURN THE BALLOT TO THE TRUST, AT THE ADDRESS SET FORTH ON THE ENCLOSED PRE-ADDRESSED POSTAGE PRE-PAID BUSINESS REPLY ENVELOPE. YOU WILL FIND THE AMOUNT OF YOUR HOLDINGS AS OF THE CLOSE OF BUSINESS ON THE VOTING RECORD DATE INDICATED ON THE ADDRESS LABEL AFFIXED TO THE FRONT OF THE BALLOT. THAT TOTAL SHOULD BE ENTERED IN ITEM 1.

     If for any reason you did not receive a pre-addressed postage pre-paid business reply envelope or if the amount of your holdings indicated on the aforementioned label is unclear, please contact Daniel F. Hennessey at the telephone number below.

     BALLOTS MUST BE RECEIVED BY 12:00 MIDNIGHT, NEW YORK CITY TIME ON _______________, 1995 (THE "EXPIRATION DATE"). IF A BALLOT IS RECEIVED AFTER THE EXPIRATION DATE, IT WILL NOT BE COUNTED.

2. If you hold claims or equity interests in more than one class under the Prepackaged Plan (i.e., common shares and notes), you should receive one ballot, coded by class number and one set of solicitation materials for each such class of claims or equity interests. Each ballot you receive votes only your claims or equity interests. Please complete and return each ballot you receive. You must vote ALL of your claims or equity interests within a single class under the Prepackaged Plan to either accept or reject the Prepackaged Plan. Accordingly, a ballot that partially rejects and partially accepts the Prepackaged Plan will not be counted.

3. THE BALLOT IS NOT A LETTER OF TRANSMITTAL AND MAY NOT BE USED FOR ANY OTHER PURPOSE OTHER THAN TO VOTE TO ACCEPT OR REJECT THE PREPACKAGED PLAN. HOLDERS SHOULD NOT SURRENDER ANY DOCUMENTS REPRESENTING THEIR SECURITIES AT THIS TIME, AND THE TRUST WILL NOT ACCEPT DELIVERY OF ANY SUCH DOCUMENTS TRANSMITTED TOGETHER WITH A BALLOT. SURRENDER OF DOCUMENTS FOR EXCHANGE PURSUANT TO THE PREPACKAGED PLAN MAY BE MADE ONLY PURSUANT TO A LETTER OF TRANSMITTAL, WHICH WILL BE FURNISHED TO YOU BY THE TRUST (OR ITS AGENT) AFTER CONFIRMATION OF THE PREPACKAGED PLAN BY THE BANKRUPTCY COURT.

4. The ballot is for voting purposes only and does not constitute and shall not be deemed a proof of claim or interest or an assertion of a claim or interest.

                      PLEASE RETURN YOUR BALLOT PROMPTLY!

                      IF YOU HAVE ANY QUESTIONS REGARDING
                     THIS BALLOT OR THE VOTING PROCEDURES,
                                  PLEASE CALL:


                           MORTGAGE AND REALTY TRUST

                                 (215) 881-1525

  Important:  A bankruptcy case has not been commenced as of the date of this document.

                           MORTGAGE AND REALTY TRUST

                                     BALLOT

                           FOR ACCEPTING OR REJECTING
      THE PREPACKAGED PLAN OF REORGANIZATION OF MORTGAGE AND REALTY TRUST

                         CLASS 3:  OTHER SECURED CLAIMS

- --------------------------------------------------------------------------------
     THE EXPIRATION DATE TO ACCEPT OR REJECT THE PREPACKAGED PLAN IS 12:00 MIDNIGHT, NEW YORK CITY TIME, ON ___________, 1995, UNLESS EXTENDED.
- --------------------------------------------------------------------------------

     This Ballot is submitted to you to solicit your vote to accept or reject the Prepackaged Plan of Reorganization (the "Prepackaged Plan") of Mortgage and Realty Trust (the "Trust") referred to in the accompanying Disclosure Statement and Proxy Statement, dated __________, 1995 (the "Proxy"). The Prepackaged Plan would be filed in connection with a case to be commenced in the future by the Trust under chapter 11 of the Bankruptcy Code. At this time, the Trust has not commenced a chapter 11 case. If sufficient votes are received accepting the Prepackaged Plan, it is the Trust's present intention to commence a chapter 11 case and seek to have the Prepackaged Plan confirmed by the Bankruptcy Court as promptly as practicable.

     PLEASE READ THE ATTACHED VOTING INFORMATION AND INSTRUCTIONS BEFORE COMPLETING THIS BALLOT.

- --------------------------------------------------------------------------------
 IF NEITHER THE "ACCEPTS" NOR "REJECTS" BOX IS CHECKED AND THIS BALLOT IS NOT
    SIGNED ON THE APPROPRIATE LINES BELOW, THE BALLOT WILL NOT BE VALID OR
           COUNTED AS HAVING BEEN CAST.  PLEASE COMPLETE ITEMS 1-3.
- --------------------------------------------------------------------------------

     ITEM 1. The undersigned, a Holder of a Class 3 Claim as defined in the Prepackaged Plan, is the owner of Other Secured Claims, in the amount of:
$_________________________ (enter amount).

     ITEM 2. VOTE. The undersigned votes all Class 3 Claims referenced in Item 1 (check one box):
          [_] To ACCEPT the Prepackaged Plan  [_] To REJECT the Prepackaged Plan

     ITEM 3. RELEASE. Please indicate whether you elect to opt out of the mutual release provided in Section 5.13 of the Prepackaged Plan by checking the box below.

          [_] The undersigned DOES NOT CONSENT to the mutual release provided in Section 5.13 of the Prepackaged Plan.

     ITEM 4. By signing this Ballot, the undersigned certifies that the undersigned is the owner(s) of the Other Secured Claims voted on this Ballot and/or has full power and authority to vote to accept or reject the Prepackaged Plan. The undersigned also acknowledges receipt of the Proxy and other applicable Solicitation Materials as well as all terms and conditions set forth therein.

     The signature(s) below should conform to the name(s) shown on the document(s) representing the claims being voted. Where claims are held in the names of more than one person, all such owners should sign below.

DATED:

_____________________________________________________
(Signature)

_____________________________________________________
(Signature of Co-Owner, if applicable)

_____________________________________________________
(if by Authorized Agent, Name and Title)

                      VOTING INFORMATION AND INSTRUCTIONS
                           FOR COMPLETING THE BALLOT

1. FOR YOUR VOTE TO BE COUNTED, YOU MUST COMPLETE ITEMS 1-3, SIGN AND RETURN THE BALLOT TO THE TRUST, AT THE ADDRESS SET FORTH ON THE ENCLOSED PRE-ADDRESSED POSTAGE PRE-PAID BUSINESS REPLY ENVELOPE.

     If for any reason you did not receive a pre-addressed postage pre-paid business reply envelope or if the amount of your holdings indicated on the aforementioned label is unclear, please contact Daniel F. Hennessey at the telephone number below.

     BALLOTS MUST BE RECEIVED BY 12:00 MIDNIGHT, NEW YORK CITY TIME ON _______________, 1995 (THE "EXPIRATION DATE"). IF A BALLOT IS RECEIVED AFTER THE EXPIRATION DATE, IT WILL NOT BE COUNTED.

2. If you hold claims or equity interests in more than one class under the Prepackaged Plan (i.e., common shares and notes), you should receive one ballot, coded by class number and one set of solicitation materials for each such class of claims or equity interests. Each ballot you receive votes only your claims or equity interests. Please complete and return each ballot you receive. You must vote ALL of your claims or equity interests within a single class under the Prepackaged Plan to either accept or reject the Prepackaged Plan. Accordingly, a ballot that partially rejects and partially accepts the Prepackaged Plan will not be counted.

3. The ballot is for voting purposes only and does not constitute and shall not be deemed a proof of claim or interest or an assertion of a claim or interest.

                      PLEASE RETURN YOUR BALLOT PROMPTLY!

                      IF YOU HAVE ANY QUESTIONS REGARDING
                     THIS BALLOT OR THE VOTING PROCEDURES,
                                  PLEASE CALL:


                           MORTGAGE AND REALTY TRUST

                                 (215) 881-1525

  Important:  A bankruptcy case has not been commenced as of the date of this document.

                           MORTGAGE AND REALTY TRUST

                                     BALLOT

                           FOR ACCEPTING OR REJECTING
      THE PREPACKAGED PLAN OF REORGANIZATION OF MORTGAGE AND REALTY TRUST

                           CLASS 4:  UNSECURED CLAIMS

- --------------------------------------------------------------------------------
     THE EXPIRATION DATE TO ACCEPT OR REJECT THE PREPACKAGED PLAN IS 12:00 MIDNIGHT, NEW YORK CITY TIME, ON ___________, 1995, UNLESS EXTENDED.
- --------------------------------------------------------------------------------

     This Ballot is submitted to you to solicit your vote to accept or reject the Prepackaged Plan of Reorganization (the "Prepackaged Plan") of Mortgage and Realty Trust (the "Trust") referred to in the accompanying Disclosure Statement and Proxy Statement, dated __________, 1995 (the "Proxy"). The Prepackaged Plan would be filed in connection with a case to be commenced in the future by the Trust under chapter 11 of the Bankruptcy Code. At this time, the Trust has not commenced a chapter 11 case. If sufficient votes are received accepting the Prepackaged Plan, it is the Trust's present intention to commence a chapter 11 case and seek to have the Prepackaged Plan confirmed by the Bankruptcy Court as promptly as practicable.

     PLEASE READ THE ATTACHED VOTING INFORMATION AND INSTRUCTIONS BEFORE COMPLETING THIS BALLOT.

- --------------------------------------------------------------------------------
 IF NEITHER THE "ACCEPTS" NOR "REJECTS" BOX IS CHECKED AND THIS BALLOT IS NOT
    SIGNED ON THE APPROPRIATE LINES BELOW, THE BALLOT WILL NOT BE VALID OR
           COUNTED AS HAVING BEEN CAST.  PLEASE COMPLETE ITEMS 1-3.
- --------------------------------------------------------------------------------

     ITEM 1. The undersigned, a Holder of a Class 4 Claim as defined in the Prepackaged Plan, is the owner of Unsecured Claims, in the amount of:
$_________________________ (enter amount).

     ITEM 2. VOTE. The undersigned votes the Class 4 Claims referenced in Item 1 (check one box):
          [_] To ACCEPT the Prepackaged Plan  [_] To REJECT the Prepackaged Plan

     ITEM 3. RELEASE. Please indicate whether you elect to opt out of the mutual release provided in Section 5.13 of the Prepackaged Plan by checking the box below.

          [_] The undersigned DOES NOT CONSENT to the mutual release provided in Section 5.13 of the Prepackaged Plan.

     ITEM 4. By signing this Ballot, the undersigned certifies that the undersigned is the owner(s) of the Unsecured Claims voted on this Ballot and/or has full power and authority to vote to accept or reject the Prepackaged Plan. The undersigned also acknowledges receipt of the Proxy and other applicable Solicitation Materials as well as all terms and conditions set forth therein.

     The signature(s) below should conform to the name(s) shown on the document(s) representing the claims being voted. Where claims are held in the names of more than one person, all such beneficial owners should sign below.

DATED:

_____________________________________________________
(Signature)

_____________________________________________________
(Signature of Co-Owner, if applicable)

_____________________________________________________
(if by Authorized Agent, Name and Title)

                      VOTING INFORMATION AND INSTRUCTIONS
                           FOR COMPLETING THE BALLOT

1. FOR YOUR VOTE TO BE COUNTED, YOU MUST COMPLETE ITEMS 1-3, SIGN AND RETURN THE BALLOT TO THE TRUST, AT THE ADDRESS SET FORTH ON THE ENCLOSED PRE-ADDRESSED POSTAGE PRE-PAID BUSINESS REPLY ENVELOPE.

     If for any reason you did not receive a pre-addressed postage pre-paid business reply envelope or if the amount of your holdings indicated on the aforementioned label is unclear, please contact Daniel F. Hennessey at the telephone number below.

     BALLOTS MUST BE RECEIVED BY 12:00 MIDNIGHT, NEW YORK CITY TIME ON _______________, 1995 (THE "EXPIRATION DATE"). IF A BALLOT IS RECEIVED AFTER THE EXPIRATION DATE, IT WILL NOT BE COUNTED.

2. If you hold claims or equity interests in more than one class under the Prepackaged Plan (i.e., common shares and notes), you should receive one ballot, coded by class number and one set of solicitation materials for each such class of claims or equity interests. Each ballot you receive votes only your claims or equity interests. Please complete and return each ballot you receive. You must vote ALL of your claims or equity interests within a single class under the Prepackaged Plan to either accept or reject the Prepackaged Plan. Accordingly, a ballot that partially rejects and partially accepts the Prepackaged Plan will not be counted.

3. The ballot is for voting purposes only and does not constitute and shall not be deemed a proof of claim or interest or an assertion of a claim or interest.

                      PLEASE RETURN YOUR BALLOT PROMPTLY!

                      IF YOU HAVE ANY QUESTIONS REGARDING
                     THIS BALLOT OR THE VOTING PROCEDURES,
                                  PLEASE CALL:


                           MORTGAGE AND REALTY TRUST

                                 (215) 881-1525

              Important: A bankruptcy case has not been commenced
                       as of the date of this document.

                           MORTGAGE AND REALTY TRUST

                                    BALLOT

                          FOR ACCEPTING OR REJECTING
      THE PREPACKAGED PLAN OF REORGANIZATION OF MORTGAGE AND REALTY TRUST

                            CLASS 5: COMMON SHARES

- --------------------------------------------------------------------------------
     THE EXPIRATION DATE TO ACCEPT OR REJECT THE PREPACKAGED PLAN IS 12:00
      MIDNIGHT, NEW YORK CITY TIME, ON _________, 1995, UNLESS EXTENDED.
- --------------------------------------------------------------------------------

     This Ballot is submitted to you to solicit your vote to accept or reject the Prepackaged Plan of Reorganization (the "Prepackaged Plan") of Mortgage and Realty Trust (the "Trust") referred to in the accompanying Disclosure Statement and Proxy Statement, dated ___________, 1995 (the "Proxy"). The Prepackaged Plan would be filed in connection with a case to be commenced in the future by the Trust under chapter 11 of the Bankruptcy Code. At this time, the Trust has not commenced a chapter 11 case. If sufficient votes are received accepting the Prepackaged Plan, it is the Trust's present intention to commence a chapter 11 case and seek to have the Prepackaged Plan confirmed by the Bankruptcy Court as promptly as practicable.

     THIS BALLOT IS NOT A LETTER OF TRANSMITTAL AND MAY NOT BE USED FOR ANY OTHER PURPOSE OTHER THAN TO VOTE TO ACCEPT OR REJECT THE PREPACKAGED PLAN. HOLDERS SHOULD NOT SURRENDER CERTIFICATES REPRESENTING SECURITIES AT THIS TIME, THE TRUST WILL NOT ACCEPT DELIVERY OF ANY SUCH CERTIFICATES.

     PLEASE READ THE ATTACHED VOTING INFORMATION AND INSTRUCTIONS BEFORE COMPLETING THIS BALLOT.

- --------------------------------------------------------------------------------
IF NEITHER THE "ACCEPTS" NOR "REJECTS" BOX IS CHECKED AND THIS BALLOT IS NOT SIGNED ON THE APPROPRIATE LINES BELOW, THE BALLOT WILL NOT BE VALID OR COUNTED
AS HAVING BEEN CAST. PLEASE COMPLETE ITEMS 1-3.
- --------------------------------------------------------------------------------

     ITEM 1. The undersigned, a Holder of a Class 5 Interest as defined in the Prepackaged Plan, is the beneficial owner of Common Shares, par value $1.00 per share, in the amount of: ______________ (enter number of shares).

     ITEM 2.  VOTE.  The undersigned votes all Class 5 Interests referenced in
Item 1 (check one box):

         [_] To ACCEPT the Prepackaged Plan  [_] To REJECT the Prepackaged Plan

     ITEM 3. RELEASE. Please indicate whether you elect to opt out of the mutual release provided in Section 5.13 of the Prepackaged Plan by checking the box below.

         [_]  The undersigned DOES NOT CONSENT to the mutual release provided in
              Section 5.13 of the Prepackaged Plan.

     ITEM 4. By signing this Ballot, the undersigned certifies that the undersigned is the beneficial owner(s) of the Common Shares voted on this Ballot and/or has full power and authority to vote to accept or reject the Prepackaged Plan. The undersigned also acknowledges receipt of the Proxy and other applicable Solicitation Materials as well as all terms and conditions set forth therein.

     The signature(s) below should conform to the name(s) shown on the certificate(s) representing the Common Shares being voted. Where Common Shares are registered in the names of more than one person, all such beneficial owners should sign below.

DATED:

_________________________________________________
(Signature)

_________________________________________________
(Signature of Co-Owner, if applicable)

_________________________________________________
(if by Authorized Agent, Name and Title)

                      VOTING INFORMATION AND INSTRUCTIONS
                           FOR COMPLETING THE BALLOT

1. FOR YOUR VOTE TO BE COUNTED, YOU MUST COMPLETE, SIGN AND RETURN THE BALLOT AS FOLLOWS:

     (a)   IF YOUR COMMON SHARES ARE HELD THROUGH A BROKER, BANK, OR OTHER
           NOMINEE: To have your vote count you must complete items 1-3 and return this ballot to such broker, bank or nominee. You must return the ballot to such entity, early enough for your vote to be processed and forwarded to and received by the solicitation agent prior to the expiration date.

           The broker, bank or other nominee should indicate on the ballot the number of shares held in your account as of the close of business on ______________, 1995, (the "Record Date".) Please locate that data and use that total number when completing Item 1. If that data has not been provided, please contact the institution(s) at which your account(s) are held and request the same.

     (b) IF YOUR COMMON SHARES ARE REGISTERED IN YOUR OWN NAME: For your vote to be counted, you must complete Items 1-3 and return this ballot to the Trust, at the address set forth on the enclosed pre-addressed postage pre-paid business reply envelope. You will find the number of shares you held as of the close of business on the Voting Record Date indicated on the address label affixed to the front of the ballot. That total should be entered in Item 1.

           If for any reason you did not receive a pre-addressed postage pre-paid business reply envelope or if the amount of your holdings indicated on the aforementioned label is unclear, please contact Daniel F. Hennessey at the telephone number below.

     BALLOTS MUST BE RECEIVED BY 12:00 MIDNIGHT, NEW YORK CITY TIME ON _____________, 1995 (THE "EXPIRATION DATE"). IF A BALLOT IS RECEIVED AFTER THE EXPIRATION DATE, IT WILL NOT BE COUNTED.

2. If you hold claims or equity interests in more than one class under the Prepackaged Plan (i.e., common shares and notes), you should receive one ballot, coded by class number and one set of solicitation materials for each such class of claims or equity interests. Each ballot you receive votes only your claims or equity interests. Please complete and return each ballot you receive. You must vote ALL of your claims or equity interests within a single class under the Prepackaged Plan to either accept or reject the Prepackaged Plan. Accordingly, a ballot that partially rejects and partially accepts the Prepackaged Plan will not be counted.

3. THE BALLOT IS NOT A LETTER OF TRANSMITTAL AND MAY NOT BE USED FOR ANY OTHER PURPOSE OTHER THAN TO VOTE TO ACCEPT OR REJECT THE PREPACKAGED PLAN. HOLDERS SHOULD NOT SURRENDER CERTIFICATES REPRESENTING THEIR SECURITIES AT THIS TIME, AND THE TRUST WILL NOT ACCEPT DELIVERY OF ANY SUCH CERTIFICATES TRANSMITTED TOGETHER WITH A BALLOT. SURRENDER OF SECURITIES FOR EXCHANGE PURSUANT TO THE PREPACKAGED PLAN MAY BE MADE ONLY PURSUANT TO A LETTER OF TRANSMITTAL, WHICH WILL BE FURNISHED TO YOU BY THE TRUST (OR ITS AGENT) AFTER CONFIRMATION OF THE PREPACKAGED PLAN BY THE BANKRUPTCY COURT.

4. The ballot is for voting purposes only and does not constitute and shall not be deemed a proof of claim or interest or an assertion of a claim or interest.

                      PLEASE RETURN YOUR BALLOT PROMPTLY!

                      IF YOU HAVE ANY QUESTIONS REGARDING
                     THIS BALLOT OR THE VOTING PROCEDURES,
                                 PLEASE CALL:

                           MORTGAGE AND REALTY TRUST

                                (213) 881-1525